UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)
Richard M. Goldman
Rydex Variable Trust
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-301-296-5100

Date of fiscal year end:	December 31, 2009

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
Rydex Variable Trust

Benchmark Funds
Sector Funds
AdvisorOne Funds
Alternative Strategy Funds
Asset Allocation Funds

DECEMBER 31, 2009

RYDEX VARIABLE TRUST ANNUAL REPORT
BENCHMARK FUNDS

NOVA FUND	DOMESTIC EQUITY FUNDS
INVERSE S&P 500 STRATEGY FUND	S&P 500 PURE GROWTH FUND
NASDAQ-100® FUND	(Formerly, Large-Cap Growth Fund)
INVERSE NASDAQ-100® STRATEGY FUND	S&P 500 PURE VALUE FUND
S&P 500 2x STRATEGY FUND	(Formerly, Large-Cap Value Fund)
NASDAQ-100® 2x STRATEGY FUND	S&P MIDCAP 400 PURE GROWTH FUND
MID-CAP 1.5x STRATEGY FUND	(Formerly, Mid-Cap Growth Fund)
INVERSE MID-CAP STRATEGY FUND	S&P MIDCAP 400 PURE VALUE FUND
RUSSELL 2000® 2x STRATEGY FUND	(Formerly, Mid-Cap Value Fund)
RUSSELL 2000® 1.5x STRATEGY FUND	S&P SMALLCAP 600 PURE GROWTH FUND
INVERSE RUSSELL 2000® STRATEGY FUND	(Formerly, Small-Cap Growth Fund)
DOW 2x STRATEGY FUND	S&P SMALLCAP 600 PURE VALUE FUND
INVERSE DOW 2x STRATEGY FUND	(Formerly, Small-Cap Value Fund)

INTERNATIONAL EQUITY FUNDS
EUROPE 1.25x STRATEGY FUND
JAPAN 2x STRATEGY FUND
(Formerly, Japan 1.25x Strategy Fund)

SPECIALTY FUNDS
STRENGTHENING DOLLAR 2x STRATEGY FUND
WEAKENING DOLLAR 2x STRATEGY FUND
REAL ESTATE FUND

FIXED INCOME FUNDS
GOVERNMENT LONG BOND 1.2x STRATEGY FUND
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	4

ABOUT SHAREHOLDERS’ FUND EXPENSES	5

PERFORMANCE REPORTS AND FUND PROFILES	8

SCHEDULES OF INVESTMENTS	35

STATEMENTS OF ASSETS AND LIABILITIES	132

STATEMENTS OF OPERATIONS	137

STATEMENTS OF CHANGES IN NET ASSETS	142

FINANCIAL HIGHLIGHTS	152

NOTES TO FINANCIAL STATEMENTS	157

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	173

OTHER INFORMATION	174

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	178
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER,
On September 15, 2009, Federal Reserve (Fed) Chairman Ben Bernanke stated that “the recession is very likely over.” Indications are that we are in fact emerging from what has been termed the “Great Recession,” but significant risks linger due to the aftershocks of the 2008 financial and liquidity crisis.
Despite the strong advance to end the year, 2009 marked the end of one of the all-time worst decades of performance for the U.S. equity markets, with an average annual return of -.95%. However, economic trends over the last year suggest that conditions are improving. One sign is an exceptionally strong equity market. From March 9 (the market’s low point) until the end of 2009, the U.S. equity market was up 67.80% as measured by the S&P 500® Index. Strong equity returns across multiple indices, including the MSCI EAFE Index® (up 32.43% for the year), reflected investors’ increased appetite for risk.
More signs of economic improvement
Emerging markets posted even stronger returns—the MSCI Emerging Markets Index, for instance, was up 78.58% in 2009. Additionally, all 10 underlying economic sectors posted positive returns during the one-year period, with information technology (59.92%) and materials (45.22%) leading the way. Among the laggards for the year, utilities (6.80%) and telecom (2.63%) still managed to produce positive returns. Along with traditional assets, hedge fund managers enjoyed the favorable market environment in 2009 with returns of 20.04% as measured by the HFRI Fund Weighted Composite Index, which is an equal weighted index of more than 2,000 single manager hedge funds. Those strong returns were in contrast to a poor showing in 2008, when the composite index was down 19%. Another good sign: After a significant spike at the height of the financial crisis in the fall of 2008, implied market volatility levels as measured by the VIX Index have steadily trended down to more normal levels.
Improving housing conditions and increases in consumer spending—combined with significant reduction of inventories—lifted the U.S. economy out of recession in the third quarter of 2009. Real GDP grew at a rate of 2.2% for the quarter. U.S. consumer confidence, as measured by the Conference Board Consumer Confidence Index, rose in December to 52.9—the second straight month of improvement. Consumer outlook has improved somewhat from early in 2009, although concerns relating to the job market continue to weigh on consumers. Another sign of stronger economic conditions is existing home sales, which continued to improve—in November, existing home sales increased 7.4% from the prior month.
Reasons for caution in 2010
While many indicators are positive, certain risks remain. One of the major areas of concern is U.S. employment. The pace of job losses has slowed considerably from late 2008 and early 2009, when the change to non-farm payrolls shed as much as 741,000 jobs in a month. However, in December, despite modest growth in the prior month, 85,000 jobs were lost. The unemployment rate remained unchanged at 10% only due to the fact that the labor force declined by 661,000 workers.
Looking at 2010, some questions remain. How (and in what timeframe) will the Fed orchestrate an exit to the massive amount of quantitative easing it has implemented? Will inflationary pressures force the Fed to raise rates prematurely or will excess productive capacity counter those risks? How will the government grapple with deficit issues while promoting job growth necessary to support the fragile economy?
2	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

So far, the Fed has signaled that it will maintain an “exceptionally low” interest rate target for some time—in fact, there is a reasonable chance that the Fed will not increase rates until early 2011. If financial conditions continue to improve, the Fed will not need to further expand its credit easing policies and may begin an orderly exit to the existing programs. The major risks for the U.S. economy include long-run negative implications to carrying large budget deficits. Labor conditions also factor largely into the equation, with the risk of continued rising unemployment undermining the economic recovery.
In any case, the broad array of product offerings at Rydex|SGI can help investors either hedge or augment exposures to the equity or fixed-income markets, as well as introduce alternative assets and strategies into a portfolio to improve overall diversification. Thank you for the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer
Performance displayed represents past performance, which is no guarantee of future results. Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit www.rydex-sgi.com.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	3

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.
Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.
An Example of Compounding
For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%—in line with its benchmark.
On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment

Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.
Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.
In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.
As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.
4	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2009 and ending December 31, 2009.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio†	June 30, 2009	December 31, 2009	Period	*

Table 1. Based on actual Fund return
Nova Fund	1.54%	$1,000.00	$1,337.70	$9.07
Inverse S&P 500 Strategy Fund	1.70%	1,000.00	799.20	7.71
NASDAQ-100® Fund	1.59%	1,000.00	1,254.70	9.04
Inverse NASDAQ-100® Strategy Fund	1.74%	1,000.00	771.70	7.77
S&P 500 2x Strategy Fund	1.70%	1,000.00	1,460.00	10.54
NASDAQ-100® 2x Strategy Fund	1.74%	1,000.00	1,553.00	11.20
Mid-Cap 1.5x Strategy Fund	1.70%	1,000.00	1,397.20	10.27
Inverse Mid-Cap Strategy Fund	1.70%	1,000.00	766.10	7.57
Russell 2000® 2x Strategy Fund	1.73%	1,000.00	1,493.30	10.87
Russell 2000® 1.5x Strategy Fund	1.73%	1,000.00	1,349.40	10.24
Inverse Russell 2000® Strategy Fund	1.73%	1,000.00	777.00	7.75
Dow 2x Strategy Fund	1.73%	1,000.00	1,531.50	11.04
Inverse Dow 2x Strategy Fund	1.73%	1,000.00	609.80	7.02
S&P 500 Pure Growth Fund	1.54%	1,000.00	1,288.50	8.88
S&P 500 Pure Value Fund	1.53%	1,000.00	1,412.90	9.31
S&P MidCap 400 Pure Growth Fund	1.54%	1,000.00	1,286.30	8.87
S&P MidCap 400 Pure Value Fund	1.54%	1,000.00	1,443.30	9.48
S&P SmallCap 600 Pure Growth Fund	1.55%	1,000.00	1,225.90	8.70
S&P SmallCap 600 Pure Value Fund	1.55%	1,000.00	1,251.50	8.80
Europe 1.25x Strategy Fund	1.71%	1,000.00	1,349.00	10.12
Japan 2x Strategy Fund	1.55%	1,000.00	1,178.20	8.51
Strengthening Dollar 2x Strategy Fund	1.70%	1,000.00	918.60	8.22
Weakening Dollar 2x Strategy Fund	1.70%	1,000.00	1,048.10	8.78
Real Estate Fund	1.65%	1,000.00	1,390.00	9.94
Government Long Bond 1.2x Strategy Fund	1.25%	1,000.00	958.20	6.17
Inverse Government Long Bond Strategy Fund	2.73%	1,000.00	988.40	13.68
U.S. Government Money Market Fund	0.34%	1,000.00	1,000.40	1.71
6	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2009	December 31, 2009	Period	*

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.54%		$1,000.00	$1,017.44	$7.83
Inverse S&P 500 Strategy Fund	1.70%		1,000.00	1,016.64	8.64
NASDAQ-100® Fund	1.59%		1,000.00	1,017.19	8.08
Inverse NASDAQ-100® Strategy Fund	1.74%		1,000.00	1,016.43	8.84
S&P 500 2x Strategy Fund	1.70%		1,000.00	1,016.64	8.64
NASDAQ-100® 2x Strategy Fund	1.74%		1,000.00	1,016.43	8.84
Mid-Cap 1.5x Strategy Fund	1.70%		1,000.00	1,016.64	8.64
Inverse Mid-Cap Strategy Fund	1.70%		1,000.00	1,016.64	8.64
Russell 2000® 2x Strategy Fund	1.73%		1,000.00	1,016.48	8.79
Russell 2000® 1.5x Strategy Fund	1.73%		1,000.00	1,016.48	8.79
Inverse Russell 2000® Strategy Fund	1.73%		1,000.00	1,016.48	8.79
Dow 2x Strategy Fund	1.73%		1,000.00	1,016.48	8.79
Inverse Dow 2x Strategy Fund	1.73%		1,000.00	1,016.48	8.79
S&P 500 Pure Growth Fund	1.54%		1,000.00	1,017.44	7.83
S&P 500 Pure Value Fund	1.53%		1,000.00	1,017.49	7.78
S&P MidCap 400 Pure Growth Fund	1.54%		1,000.00	1,017.44	7.83
S&P MidCap 400 Pure Value Fund	1.54%		1,000.00	1,017.44	7.83
S&P SmallCap 600 Pure Growth Fund	1.55%		1,000.00	1,017.39	7.88
S&P SmallCap 600 Pure Value Fund	1.55%		1,000.00	1,017.39	7.88
Europe 1.25x Strategy Fund	1.71%		1,000.00	1,016.59	8.69
Japan 2x Strategy Fund	1.55%		1,000.00	1,017.39	7.88
Strengthening Dollar 2x Strategy Fund	1.70%		1,000.00	1,016.64	8.64
Weakening Dollar 2x Strategy Fund	1.70%		1,000.00	1,016.64	8.64
Real Estate Fund	1.65%		1,000.00	1,016.89	8.39
Government Long Bond 1.2x Strategy Fund	1.25%		1,000.00	1,018.90	6.36
Inverse Government Long Bond Strategy Fund	2.73%		1,000.00	1,011.44	13.84
U.S. Government Money Market Fund	0.34%		1,000.00	1,023.49	1.73

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by number of days in the current fiscal year. Expenses shown do not include fees charged by insurance companies.

†	This ratio represents annualized Total Expenses, which include interest and dividend expense from securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.03% lower.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

NOVA FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”).
Inception: May 7, 1997
For the one-year period ended December 31, 2009, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 35.51%, while the S&P 500 Index returned 26.47% over the same time period. Information Technology (10.79%), Consumer Discretionary (3.84%) and Financials (2.97%) were among the sectors which provided the most performance to the Index during the year. Utilities (0.19%), Telecommunication Services (0.33%) and Energy (1.48%) were among the sectors which provided the least performance to the Index during the year. Apple, Inc., Microsoft Corp. and International Business Machines Corp. were among the stocks which provided the most performance to the Index during the year. Exxon Mobil Corp., Citigroup, Inc. and General Electric Co. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
December 31, 1999 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Ten
	Year	Year	Year
NOVA FUND	35.51%	-5.00%	-7.02%
S&P 500 INDEX	26.47%	0.42%	-0.95%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	2.5%
Microsoft Corp.	1.8%
Apple, Inc.	1.5%
Johnson & Johnson	1.4%
Procter & Gamble Co.	1.4%
International Business Machines Corp.	1.3%
AT&T, Inc.	1.3%
JPMorgan Chase & Co.	1.3%
General Electric Co.	1.3%
Chevron Corp.	1.2%

Top Ten Total	15.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE S&P 500 STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the per- formance of the S&P 500 Index (the “underlying index”).
Inception: June 9, 1997
For the one-year period ended December 31, 2009, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement $ of the S&P 500 Index. Inverse S&P 500 Strategy Fund returned -27.55%, while the S&P 500 Index returned 26.47% over $ the same time period. Information Technology (10.79%), Consumer Discretionary (3.84%) and Financials (2.97%) were among the sectors which provided the most performance to the Index during the year. Utilities (0.19%), Telecommunication Services (0.33%) and Energy (1.48%) were among the sectors which provided the least performance to the Index during the year. Apple, Inc., Microsoft Corp. and International Business Machines Corp. were among the stocks which provided the most performance to the Index during the year. Exxon Mobil Corp., Citigroup, Inc. and General Electric Co. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
December 31, 1999 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Ten
	Year	Year	Year
INVERSE S&P 500 STRATEGY FUND	-27.55%	-1.36%	0.38%
S&P 500 INDEX	26.47%	0.42%	-0.95%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

NASDAQ-100® FUND
OBJECTIVE: Seeks to provide investment results that correspond to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).
Inception: May 7, 1997
For the one-year period ended December 31, 2009, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The Fund returned 52.00%, while the NASDAQ-100 Index returned 54.63% over the same time period. Information Technology (44.01%) and Consumer Discretionary (7.84%) were among the sectors which contributed most to the performance of the Index during the year, while Consumer Staples (0.11%), Materials (0.19%) and Telecommunication Services (0.47%) were among the sectors which contributed the least to performance to the Index. Apple, Inc., Google, Inc. and Microsoft Corp. were among the stocks which provided the most performance to the Index,
Cumulative Fund Performance:
December 31, 1999 – December 31, 2009
while Gilead Sciences, Inc., Genzyme Corp. and Celgene Corp. were among the stocks which provided the least performance to the Index during the year.

*	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Ten
	Year	Year	Year
NASDAQ-100® FUND	52.00%	2.16%	-8.02%
NASDAQ-100 INDEX	54.63%	3.32%	-6.35%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	14.0%
Qualcomm, Inc.	4.9%
Microsoft Corp.	4.9%
Google, Inc. — Class A	4.9%
Oracle Corp.	2.7%
Cisco Systems, Inc.	2.6%
Teva Pharmaceutical Industries Ltd. — SP ADR	2.2%
Intel Corp.	2.1%
Amazon.com, Inc.	2.0%
Research In Motion Ltd.	2.0%

Top Ten Total	42.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE NASDAQ-100® STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”).
Inception: May 21, 2001
For the one-year period ended December 31, 2009, with the NASDAQ-100 Index up 54.63%, the Inverse NASDAQ-100® Fund returned -40.05% over the same time period. For the one-year period ended December 31, 2009, Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index. Information Technology (44.01%) and Consumer Discretionary (7.84%) were among the sectors which contributed most to the performance of the Index during the year, while Consumer Staples (0.11%), Materials (0.19%) and Telecommunication Services (0.47%) were among the sectors which contributed the least to performance to the Index. Apple, Inc., Google, Inc. and Microsoft Corp. were among the stocks which provided the most performance to the Index, while Gilead Sciences, Inc., Genzyme Corp. and Celgene Corp. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ
Cumulative Fund Performance:
May 21, 2001 – December 31, 2009
in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/21/01)
INVERSE NASDAQ-100® STRATEGY FUND	-40.05%	-4.71%	-4.30%
NASDAQ-100 INDEX	54.63%	3.32%	-0.76%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P 500 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500 Index (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2009, S&P 500 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500 2x Strategy Fund returned 46.40%, while the S&P 500 Index returned 26.47% over the same time period. Information Technology (10.79%), Consumer Discretionary (3.84%) and Financials (2.97%) were among the sectors which provided the most performance to the Index during the year. Utilities (0.19%), Telecommunication Services (0.33%) and Energy (1.48%) were among the sectors which provided the least performance to the Index during the year. Apple, Inc., Microsoft Corp. and International Business Machines Corp. were among the stocks which provided the most performance to the Index during the year. Exxon Mobil Corp., Citigroup, Inc. and General Electric Co. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
October 1, 2001 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(10/01/01)
S&P 500 2x STRATEGY FUND	46.40%	-9.62%	-4.16%
S&P 500 INDEX	26.47%	0.42%	2.83%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	1.3%
Microsoft Corp.	0.9%
Apple, Inc.	0.7%
Johnson & Johnson	0.7%
Procter & Gamble Co.	0.7%
International Business Machines Corp.	0.7%
AT&T, Inc.	0.7%
JPMorgan Chase & Co.	0.7%
General Electric Co.	0.6%
Chevron Corp.	0.6%

Top Ten Total	7.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

NASDAQ-100® 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2009, with the NASDAQ-100 Index up 54.63%, the NASDAQ-100® 2x Strategy Fund returned 117.80% over the same time period. For the one-year period ending December 31, 2009, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index. Information Technology (44.01%) and Consumer Discretionary (7.84%) were among the sectors which contributed most to the performance of the index during the year, while Consumer Staples (0.11%), Materials (0.19%) and Telecommunication Services (0.47%) were among the sectors which contributed the least performance to the Index. Apple, Inc., Google, Inc. and Microsoft Corp. were among the stocks which provided the most performance to the Index, while Gilead Sciences, Inc., Genzyme Corp. and Celgene Corp. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
October 1, 2001 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(10/01/01)
NASDAQ-100® 2x STRATEGY FUND	117.80%	-4.90%	-2.09%
NASDAQ-100 INDEX	54.63%	3.32%	6.40%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	11.0%
Qualcomm, Inc.	3.9%
Microsoft Corp.	3.9%
Google, Inc. — Class A	3.8%
Oracle Corp.	2.1%
Cisco Systems, Inc.	2.1%
Teva Pharmaceutical Industries Ltd. — SP ADR	1.7%
Intel Corp.	1.6%
Amazon.com, Inc.	1.6%
Research In Motion Ltd.	1.6%

Top Ten Total	33.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP 1.5x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the S&P MidCap 400® Index (the “underlying index”).
Inception: October 1, 2001
For the year ended December 31, 2009, Rydex Mid-Cap 1.5x Strategy Fund returned 52.40%. Over the year, its benchmark, the S&P MidCap 400 Index turned in a 37.38% return. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index. Consumer Discretionary (8.92%), Information Technology (8.61%) and Industrials (5.10%) were among the sectors which provided the most performance to the Index during the year. The telecommunications sector (0.02%) was the smallest contributor to performance. Western Digital Corp., Newfield Exploration Co. and priceline.com, Inc. were among the stocks which provided the most performance to the Index during the year. Synovus Financial Corp., Associated Banc-Corp. and Pharmaceutical Product Development, Inc. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
October 1, 2001 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(10/01/01)
MID-CAP 1.5x STRATEGY FUND	52.40%	-2.12%	5.87%
S&P MIDCAP 400 INDEX	37.38%	3.27%	8.13%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Vertex Pharmaceuticals, Inc.	0.6%
Newfield Exploration Co.	0.5%
New York Community Bancorp, Inc.	0.5%
Cree, Inc.	0.5%
Cerner Corp.	0.4%
Pride International, Inc.	0.4%
CarMax, Inc.	0.4%
Joy Global, Inc.	0.4%
Everest Re Group Ltd.	0.4%
Lam Research Corp.	0.4%

Top Ten Total	4.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE MID-CAP STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2009, Rydex Inverse Mid-Cap Strategy Fund returned -35.28%. Over the year, its benchmark, the S&P MidCap 400 Index turned in a 37.38% return. Rydex Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index. Consumer Discretionary (8.92%), Information Technology (8.61%) and Industrials (5.10%) were among the sectors which provided the most performance to the Index during the year. The telecommunications sector (0.02%) was the smallest contributor to performance. Western Digital Corp., Newfield Exploration Co. and priceline.com, Inc. were among the stocks which provided the most performance to the Index during the year. Synovus Financial Corp., Associated Banc-Corp. and Pharmaceutical Product Development, Inc. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009
amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)
INVERSE MID-CAP STRATEGY FUND	-35.28%	-5.51%	-6.99%
S&P MIDCAP 400 INDEX	37.38%	3.27%	5.22%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”).
Inception: October 27, 2006
For the one-year period ended December 31, 2009, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 35.85% while the Russell 2000 Index returned 27.17% over the same time year. The biggest performance contributors to the Index during the period were Information Technology (11.90%), Consumer Discretionary (8.58%) and Health Care (2.86%). Financials (-1.09%) and Utilities (-0.07%) were among the sectors which provided the least performance to the Index during the year. Human Genome Sciences, Inc., Dendreon Corp. and 3Com Corp. were among the stocks which provided the most performance to the Index during the year. Sequenom, Inc., Energy Conversion Devices, Inc. and Susquehanna Bancshares, Inc. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
October 27, 2006 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Since Inception
	Year	(10/27/06)
RUSSELL 2000® 2x STRATEGY FUND	35.85%	-24.02%
RUSSELL 2000 INDEX	27.17%	-4.81%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Human Genome Sciences, Inc.	0.3%
Tupperware Brands Corp.	0.2%
3Com Corp.	0.2%
E*Trade Financial Corp.	0.2%
Assured Guaranty Ltd.	0.2%
Solera Holdings, Inc.	0.1%
Domtar Corp.	0.1%
Bally Technologies, Inc.	0.1%
Highwoods Properties, Inc.	0.1%
J. Crew Group, Inc.	0.1%

Top Ten Total	1.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 1.5x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000 Index (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2009, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000® Index. Russell 2000® 1.5x Strategy Fund returned 33.31%, while the Russell 2000 Index returned 27.17% over the same time period. The biggest performance contributors to the Index during the period were Information Technology (11.90%), Consumer Discretionary (8.58%) and Health Care (2.86%). Financials (-1.09%) and Utilities (-0.07%) were among the sectors which provided the least performance to the Index during the year. Human Genome Sciences, Inc., Dendreon Corp. and 3Com Corp. were among the stocks which provided the most performance to the Index during the year. Sequenom, Inc., Energy Conversion Devices, Inc. and Susquehanna Bancshares, Inc. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
October 1, 2001 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(10/01/01)
RUSSELL 2000® 1.5x STRATEGY FUND	33.31%	-5.36%	3.23%
RUSSELL 2000 INDEX	27.17%	0.54%	7.07%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Human Genome Sciences, Inc.	0.4%
Tupperware Brands Corp.	0.2%
3Com Corp.	0.2%
E*Trade Financial Corp.	0.2%
Assured Guaranty Ltd.	0.2%
Solera Holdings, Inc.	0.2%
Highwoods Properties, Inc.	0.2%
Skyworks Solutions, Inc.	0.2%
Domtar Corp.	0.2%
Bally Technologies, Inc.	0.2%

Top Ten Total	2.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	17

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE RUSSELL 2000® STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”).
Inception: May 3, 2004
For the one-year period ended December 31, 2009, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -32.86% while the Russell 2000 Index returned 27.17% over the same time period. The biggest performance contributors to the Index during the period were Information Technology (11.90%), Consumer Discretionary (8.58%) and Health Care (2.86%). Financials (-1.09%) and Utilities (-0.07%) were among the sectors which provided the least performance to the Index during the year. Human Genome Sciences, Inc., Dendreon Corp. and 3Com Corp. were among the stocks which provided the most performance to the index during the year. Sequenom, Inc., Energy Conversion Devices, Inc. and Susquehanna Bancshares, Inc. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)
INVERSE RUSSELL 2000® STRATEGY FUND	-32.86%	-5.52%	-7.45%
RUSSELL 2000 INDEX	27.17%	0.54%	3.18%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

18	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

DOW 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the “underlying index”).
Inception: May 3, 2004
For the one-year period ended December 31, 2009, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial AverageSM. Dow 2x Strategy Fund returned 36.90% while the Dow Jones Industrial AverageSM returned 22.68% over the same time period. Information Technology (9.03%), Industrials (6.08%) and Financials (4.22%) were among the sectors which provided the most performance to the Index during the year. Energy (-1.07%), Telecommunication Services (0.09%) and Consumer Staples (0.69%) were among the sectors which provided the least performance to the Index during the year. International Business Machines Corp., 3M Co. and American Express Co. were among the stocks which provided the most performance to the Index during the year. Exxon Mobil Corp., Procter & Gamble Co. and Citigroup, Inc. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)
DOW 2x STRATEGY FUND	36.90%	-6.58%	-4.44%
DOW JONES INDUSTRIAL AVERAGE INDEX	22.68%	1.94%	2.78%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones Industrial Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
International Business Machines Corp.	4.4%
3M Co.	2.8%
Chevron Corp.	2.6%
United Technologies Corp.	2.3%
Exxon Mobil Corp.	2.3%
Johnson & Johnson	2.2%
McDonald’s Corp.	2.1%
Procter & Gamble Co.	2.0%
Coca-Cola Co.	1.9%
Caterpillar, Inc.	1.9%

Top Ten Total	24.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE DOW 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM (the “underlying index”).
Inception: May 3, 2004
For the one-year period ended December 31, 2009, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial AverageSM. Inverse Dow 2x Strategy Fund returned -44.65% while the Dow Jones Industrial AverageSM returned 22.68% over the same time period. Information Technology (9.03%), Industrials (6.08%) and Financials (4.22%) were among the sectors which provided the most performance to the Index during the year. Energy (-1.07%), Telecommunication Services (0.09%) and Consumer Staples (0.69%) were among the sectors which provided the least performance to the Index during the year. International Business Machines Corp., 3M Co. and American Express Co. were among the stocks which provided the most performance to the Index during the year. Exxon Mobil Corp., Procter & Gamble Co. and Citigroup Inc. were among the stocks which provided the least performance to the Index during the year.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009
likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)
INVERSE DOW 2x STRATEGY FUND	-44.65%	-8.42%	-9.44%
DOW JONES INDUSTRIAL AVERAGE INDEX	22.68%	1.94%	2.78%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones Industrial Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

20	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P 500 PURE GROWTH FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund’s current benchmark is the S&P 500 Pure Growth Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2009, S&P 500 Pure Growth Fund returned 47.24%, compared with 50.92% for the S&P 500 Pure Growth Index. The large-cap growth stocks that comprise the Index underperformed their large-cap value stock counterparts. The Information Technology sector was the biggest contributor to returns, adding 20.95% to Index performance for the year, followed by the Consumer Discretionary sector, which added 8.56%. The strongest performers in the Index included Freeport-McMoRan Copper & Gold, Inc., CB Richard Ellis Group, Inc. (Cl A) and Intuitive Surgical, Inc. The weakest performers in the Index included Sunoco Inc., Apollo Group Inc. (Cl A) and Celgene Corp.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)
S&P 500 PURE GROWTH FUND	47.24%	-0.06%	0.69%
S&P 500 PURE GROWTH INDEX	50.92%	2.51%	4.04%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Pure Growth Index is and unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Red Hat, Inc.	2.1%
Amazon.com, Inc.	1.9%
Salesforce.com, Inc.	1.8%
Priceline.com, Inc.	1.8%
Cognizant Technology Solutions Corp. — Class A	1.8%
Western Digital Corp.	1.6%
Intuitive Surgical, Inc.	1.6%
NetApp, Inc.	1.6%
ProLogis	1.6%
Cameron International Corp.	1.6%

Top Ten Total	17.4%
“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	21

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P 500 PURE VALUE FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund’s current benchmark is the S&P 500 Pure Value Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2009, S&P 500 Pure Value Fund returned 51.22%, compared with 55.14% for the S&P 500 Pure Value Index. The large-cap value stocks that comprise the Index outperformed their large-cap growth stock counterparts, reflecting strong contributions from the Financial, Consumer Discretionary and Materials sectors. The strongest contributors to Index performance for the year included XL Capital Ltd. (Cl A), Genworth Financial, Inc. (Cl A) and Ford Motor Co. American Capital Ltd., CIT Group and Jones Apparel Group, Inc. were among the stocks which added the least to Index performance during the year.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)
S&P 500 PURE VALUE FUND	51.22%	-2.06%	0.24%
S&P 500 PURE VALUE INDEX	55.14%	0.99%	4.03%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Tesoro Corp.	3.3%
Valero Energy Corp.	2.6%
Sears Holdings Corp.	2.4%
United States Steel Corp.	2.4%
Sunoco, Inc.	2.2%
Integrys Energy Group, Inc.	2.1%
Cardinal Health, Inc.	2.0%
Coventry Health Care, Inc.	1.8%
Huntington Bancshares, Inc.	1.8%
Safeway, Inc.	1.7%

Top Ten Total	22.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

22	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P MIDCAP 400 PURE GROWTH FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund’s current benchmark is the S&P MidCap 400 Pure Growth Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2009, S&P MidCap 400 Pure Growth Fund returned 56.82%, compared with 60.37% for the S&P MidCap 400 Pure Growth Index. Mid-cap growth stocks modestly outperformed their mid-cap value stock counterparts, paced by strong performances of Consumer Discretionary and Information Technology holdings, which contributed 24.75% and 12.67% to Fund returns, respectively. Materials, Health Care and Industrials made modest contributions to overall returns. J. Crew Group Inc., Sotheby’s and Chico’s FAS, Inc. were among the stocks which added the most to the Index during the year. Hovnanian Enterprises, Inc. (Cl A), Immucor, Inc. and Corporate Executive
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009
Board Co. were among the stocks which provided the least performance to the Index during the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)
S&P MIDCAP 400 PURE GROWTH FUND	56.82%	4.54%	5.51%
S&P MIDCAP 400 PURE GROWTH INDEX	60.37%	6.16%	7.91%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Green Mountain Coffee Roasters, Inc.	2.7%
Bucyrus International, Inc.	2.3%
Community Health Systems, Inc.	2.2%
Guess?, Inc.	2.1%
WellCare Health Plans, Inc.	1.9%
Atwood Oceanics, Inc.	1.8%
Equinix, Inc.	1.8%
Reliance Steel & Aluminum Co.	1.8%
Oceaneering International, Inc.	1.7%
Aeropostale, Inc.	1.7%

Top Ten Total	20.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	23

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P MIDCAP 400 PURE VALUE FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for mid-cap value securities. The Fund’s current benchmark is the S&P MidCap 400 Pure Value Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2009, S&P MidCap 400 Pure Value Fund returned 55.22%, compared with 59.02% for the S&P MidCap 400 Pure Value Index. Mid-cap value stocks modestly underperformed their mid-cap growth stock counterparts. Materials stocks, which comprised 17.97% of the portfolio, rose 165.91%, and contributed 25.81% to returns. Industrials and Information Technology holdings also were significant contributors to performance, with all sectors but Telecommunications Services (0.03% of the portfolio) contributing to fund returns. The best performing holdings included Temple-Inland Inc., Oshkosh Corp. and Ashland Inc. ArvinMeritor Inc., Modine Manufacturing Co. and Chemtura
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009
Corp. were among the stocks which provided the least performance to the Index during the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)

S&P MIDCAP 400 PURE VALUE FUND	55.22%	1.10%	3.52%
S&P MIDCAP 400 PURE VALUE INDEX	59.02%	2.71%	5.24%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Kindred Healthcare, Inc.	3.7%
Terex Corp.	2.4%
Frontier Oil Corp.	2.3%
Tech Data Corp.	2.2%
Dynegy, Inc.	2.2%
Cathay General Bancorp	2.1%
Foot Locker, Inc.	2.1%
Health Net, Inc.	2.1%
Federal Signal Corp.	2.0%
Ashland, Inc.	1.9%

Top Ten Total	23.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

24	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P SMALLCAP 600 PURE GROWTH FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund’s current benchmark is the S&P SmallCap 600 Pure Growth Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2009, S&P SmallCap 600 Pure Growth Fund returned 33.97%, compared with 37.67% for the S&P SmallCap 600 Pure Growth Index. Small-cap growth stocks sharply underperformed their value stock counterparts. Consumer Discretionary stocks, which comprised 21.64% of the portfolio, climbed 65.66%, adding 14.77% to the Fund’s return, while Information Technology holdings, accounting for 29.58% of the portfolio, rose 55.85% and contributed 19.54% to the Fund’s returns. The best performing stocks in the S&P SmallCap 600 Pure Growth Index included Crocs, Inc., Kulicke & Soffa Industries, Inc. and Intevac, Inc. The weakest performers included ViroPharma, Inc., Heartland Payment Systems, Inc. and Basic Energy Services, Inc.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)

S&P SMALLCAP 600 PURE GROWTH FUND	33.97%	0.11%	2.73%
S&P SMALLCAP 600 PURE GROWTH INDEX	37.67%	1.97%	5.13%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap 600 Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Blue Coat Systems, Inc.	1.4%
Lumber Liquidators Holdings, Inc.	1.4%
Wright Express Corp.	1.3%
Perficient, Inc.	1.2%
Diodes, Inc.	1.1%
NewMarket Corp.	1.1%
Blue Nile, Inc.	1.1%
Compellent Technologies, Inc.	1.1%
Ebix, Inc.	1.1%
Cybersource Corp.	1.1%

Top Ten Total	11.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	25

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P SMALLCAP 600 PURE VALUE FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for small-cap value securities. The Fund’s current benchmark is the S&P SmallCap 600 Pure Value Index (the “underlying index”).
Inception: May 3, 2004
For the year ended December 31, 2009, S&P SmallCap 600 Pure Value Fund returned 62.33%, compared with 63.53% for the S&P SmallCap 600 Pure Value Index. Small-cap value stocks sharply outperformed their small-cap growth stock counterparts, as investors favored defensive, more conservatively priced issues in an uncertain, recessionary environment. Consumer Discretionary stocks, which comprised 51.8% of the portfolio, climbed 134.8%, adding 62.8% to the Fund’s return, while Information Technology holdings, accounting for 13.03% of the portfolio, rose 84.59% and contributed 17.05% to the Fund’s returns. Financial stocks, which comprised 19.75% of the portfolio, declined 10.36%, reducing Fund returns by 10.92%. Large-cap value also outperformed its growth-stock brethren, but by a much smaller margin. The best performing stocks in
Cumulative Fund Performance:
May 3, 2004 – December 31, 2009
the S&P SmallCap 600 Pure Value Index included Ruby Tuesday, Inc., Stein Mart, Inc. and Gevity HR. Champion Enterprises, Inc., A. H. Belo Corp. and BankAtlantic Bancorp, Inc. were among the stocks which provided the least performance to the Index during the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/03/04)

S&P SMALLCAP 600 PURE VALUE FUND	62.33%	-2.04%	1.11%
S&P SMALLCAP 600 PURE VALUE INDEX	63.53%	0.85%	4.05%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap 600 Pure Value Index is and unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Quiksilver, Inc.	2.0%
Ciber, Inc.	1.8%
Basic Energy Services, Inc.	1.7%
NCI Building Systems, Inc.	1.7%
First Bancorp Puerto Rico	1.6%
Tuesday Morning Corp.	1.5%
Volt Information Sciences, Inc.	1.5%
Seahawk Drilling, Inc.	1.4%
Arctic Cat, Inc.	1.3%
Jakks Pacific, Inc.	1.3%

Top Ten Total	15.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

EUROPE 1.25x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is the STOXX 50® Index (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2009, Rydex Europe 1.25x Strategy Fund maintained a daily correlation of over 95% to its benchmark of 125% of the daily price movement of the STOXX 50 Index. Rydex Europe 1.25x Strategy Fund returned 35.01% while the STOXX 50 Index returned 33.37% over the same time period. The Financials segment, up 49.9% during the year, contributed 14.3% to Fund performance, followed by the Materials segment, which climbed 103.14%, and contributed 6.50% to the Fund’s return. Rising European currencies during the year helped improve the Fund’s returns in U.S. dollar terms as the Fund does not hedge out its foreign currency exposure.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are
Cumulative Fund Performance:
October 1, 2001 – December 31, 2009
consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(10/01/01)

EUROPE 1.25x STRATEGY FUND	35.01%	-0.95%	2.96%
STOXX 50 INDEX	33.37%	3.58%	6.40%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The STOXX 50 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

HSBC Holdings PLC — SP ADR	4.6%
Novartis AG — SP ADR	4.3%
BP PLC — SP ADR	4.1%
Telefonica SA — SP ADR	3.7%
GlaxoSmithKline PLC — SP ADR	3.7%
Total SA — SP ADR	3.4%
Sanofi-Aventis — SP ADR	3.1%
Vodafone Group PLC — SP ADR	3.1%
Banco Santander Central Hispano SA — SP ADR	2.7%
Royal Dutch Shell PLC — SP ADR	2.6%

Top Ten Total	35.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	27

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

JAPAN 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).
Inception: October 1, 2001
For the one-year period ended December 31, 2009, Rydex Japan 2x Strategy Fund maintained a daily correlation of over 97% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Rydex Japan 2x Strategy Fund returned 23.68% while the Nikkei-225 Stock Average Index returned 18.31% over the same time period. The Consumer Discretionary and Information Technology segments were the biggest contributors to Fund performance, both rising just over 34% for the year, and contributing 8.28% and 7.3% to the Fund’s return, respectively. The Japanese yen slightly depreciated during the year which hurt the Fund’s performance as the Fund does not hedge out its foreign currency exposure.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their
Cumulative Fund Performance:
October 1, 2001 – December 31, 2009
leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(10/01/01)

JAPAN 2x STRATEGY FUND	23.68%	-1.42%	0.46%
TOPIX 100 INDEX	6.65%	-1.78%	1.09%
NIKKEI-225 STOCK AVERAGE INDEX	18.31%	1.73%	5.10%

Effective May 1, 2009 the Fund changed is comparative benchmark to the Nikkei-225 Stock Average Index. The comparative benchmark was changed because the Advisor believes that the Nikkei-225 Stock Average Index more appropriately reflects the Fund’s investment universe.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Topix 100 Index and the Nikkei-225 Stock Average Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

28	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

STRENGTHENING DOLLAR 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”).
Inception: September 30, 2005
For the one-year period ended December 31, 2009, Strengthening Dollar 2x Strategy Fund returned -15.84%, compared with a decline of 4.24% for its benchmark, the U.S. Dollar Index. The Canadian dollar, the euro and the Swedish krona were among the currencies that contributed the most to Index performance during the year, while the Japanese yen was the only currency that detracted from the performance of the Index for the year. The Dollar Index rallied over 10% to start the year, but fell around 15% to close the year. These movements were largely on the back of rising federal deficits and the Fed’s purchase of mortgage securities. Uncertainty about the end of the Fed’s easy money cycle added to the greenback’s weakness. The dollar managed a year-end rally, but many traders thought this was related to short covering by already-bearish traders. The decline of the dollar against its major rivals has been a theme for much of the year, but the greenback began to strengthen in the latter weeks of 2009, partly reflecting weakness in the euro and component European economies in recent days and few real signs of sustainable recovery in Japan, as the relatively strong yen depressed demand for the country’s exports.
Cumulative Fund Performance:
September 30, 2005 – December 31, 2009
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Since Inception
	Year	(09/30/05)

STRENGTHENING DOLLAR 2x STRATEGY FUND	-15.84%	-7.14%
U.S. DOLLAR INDEX	-4.24%	-3.23%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as index swap agreements, futures contracts, and options on index futures.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	29

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

WEAKENING DOLLAR 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”).
Inception: September 30, 2005
For the one-year period ended December 31, 2009, Weakening Dollar 2x Strategy Fund returned 6.61%, compared with a decline of 4.24% for its benchmark, the U.S. Dollar Index. The Canadian dollar, the euro and the Swedish krona were among the currencies that contributed the most to Index performance during the year, while the Japanese yen was the only currency that detracted from the performance of the Index for the year. The Dollar Index rallied over 10% to start the year, but fell around 15% to close the year. These movements were largely on the back of rising federal deficits and the Fed’s purchase of mortgage securities. Uncertainty about the end of the Fed’s easy money cycle added to the green-back’s weakness. The dollar managed a year-end rally, but many traders thought this was related to short covering by already-bearish traders. The decline of the dollar against its major rivals has been a theme for much of the year, but the greenback began to strengthen in the latter weeks of 2009, partly reflecting weakness in the euro and component European economies in recent days and few real signs of sustainable recovery in Japan, as the relatively strong yen depressed demand for the country’s exports.
Cumulative Fund Performance:
September 30, 2005 – December 31, 2009
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Since Inception
	Year	(09/30/05)

WEAKENING DOLLAR 2x STRATEGY FUND	6.61%	5.53%
U.S. DOLLAR INDEX	-4.24%	-3.23%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as index swap agreements, futures contracts, and options on index futures.

30	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

REAL ESTATE FUND
OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”), (collectively, “Real Estate Companies”).
Inception: October 1, 2001
Real Estate Fund returned 25.27%, compared to a gain of 26.47% for the S&P 500 Index. Within the sector, Real Estate Investment Trusts (REITs), which comprise 92.19% of the portfolio, rose 26.16% for the year, contributing 24.56% to the Fund’s return, while the Real Estate Management & Development segment, which comprised 7.76% of the portfolio, climbed 64.84% and contributed 4.55% to Fund performance. Commercial Banks, which comprised just 0.05% of the portfolio, were the weakest segment, declining 14.29% and reducing Fund performance by 0.16%. The strongest performing stocks included Simon Property Group, Inc., Host Hotels & Resorts, Inc. and Brookfield Asset Management, Inc. (Cl A), while Kimco Realty Corp., Inland Real Estate Corp. and
Cumulative Fund Performance
October 1, 2001 – December 31, 2009
CBL & Associates Properties, Inc. were among the stocks that contributed the least to Fund performance during the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(10/01/01)

REAL ESTATE FUND	25.27%	-3.70%	4.51%
S&P 500 INDEX	26.47%	0.42%	2.83%
MSCI U.S. REIT INDEX	28.61%	0.23%	8.63%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

Ten Largest Holdings (% of Total Net Assets)

Simon Property Group, Inc.	3.8%
Public Storage	3.0%
Vornado Realty Trust	2.8%
Equity Residential	2.5%
Boston Properties, Inc.	2.3%
HCP, Inc.	2.3%
Annaly Capital Management, Inc.	2.3%
Host Hotels & Resorts, Inc.	2.2%
Ventas, Inc.	2.1%
AvalonBay Communities, Inc.	2.1%

Top Ten Total	25.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	31

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund’s current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S.Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.
Inception: August 18, 1997
The 30-year bond began 2009 with a yield of 2.68%. As the U. S. Treasury issued new debt to continue its fiscal stimulus policy, the Long Bond yield moved higher and averaged 3.81% for the first and second quarters. As increasing Treasury supply flooded the market, the Bond yield continued a gradual increase and closed higher for the year at 4.64%. In response to underperforming Treasuries throughout 2009, Government Long Bond 1.25x Strategy Fund reflected the falling prices of the 30-year bond, which resulted in the Fund closing down 31.54% for the year. For the one-year period ended December 31, 2009, Government Long Bond 1.2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 120% of the daily price movement of the U.S. Government Long Bond.
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ
Cumulative Fund Performance:
December 31, 1998 – December 31, 2009
in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Ten
	Year	Year	Year

GOVERNMENT LONG BOND 1.2x STRATEGY FUND	-31.54%	2.58%	5.73%
PRICE MOVEMENT OF LONG TREASURY BOND	-30.55%	-2.42%	0.78%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	-12.92%	5.17%	7.59%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Barclays Capital Long Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in U.S. Government securities and in derivative instruments such as futures and options contracts.

32	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND
OBJECTIVE: Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S.Treasury debt instruments or futures contract on a specified debt instrument. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond.The Long Treasury Bond is the U.S.Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.
Inception: May 1, 2003
Although unprecedented monetary and fiscal stimulus policy succeeded in improving economic growth in the second half of the year, an increasing supply of Treasury debt pushed the 30-year bond yield to move to 4.64% from 2.68% during 2009. When some investors expressed a concern for rising inflation, Federal Reserve Chairman, Ben Bernanke insisted that there was none.
As Treasuries underperformed throughout the year, the Inverse Government Long Bond Strategy Fund moved positively in the lower price / higher yield environment, allowing the Fund to close up 19.41% for the year. For the one-year period ended December 31, 2009, Inverse Government Long Bond Strategy Fund maintained a daily correlation of over 96% to its benchmark of -100% of the daily price movement of the U.S. Government Long Bond.
Cumulative Fund Performance:
May 1, 2003 – December 31, 2009
Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Since Inception
	Year	Year	(05/01/03)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND	19.41%	-4.00%	-4.75%
PRICE MOVEMENT OF LONG TREASURY BOND	-30.55%	-2.42%	-1.95%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	-12.92%	5.17%	5.02%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Barclays Capital Long Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in short sales and derivative instruments such as futures contracts, and options on index futures.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	33

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

U.S. GOVERNMENT MONEY MARKET FUND
OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.
Inception: May 7, 1997
For the year ended December 31, 2009, U.S. Government Money Market Fund had a total return of 0.06%. Money flowed into government money market funds following the collapse of the Reserve Primary Fund in mid-2008. In 2009, the economy continued to contract and Federal Reserve held short-term interest rates at 0.0% to 0.25%. Mid-year, government-only money fund balances drifted lower due to lower yields, which remained essentially flat along the money market curve out to six months. The regulatory climate has shifted toward greater control over risk, liquidity levels and investments, with many reforms still in the drafting stage. According to the Investment Company Institute, money market fund assets slid $500 billion in 2009 from $3.832 trillion in January to $3.317 at the end of November 2009.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	One	Five	Ten
	Year	Year	Year

U.S. GOVERNMENT MONEY MARKET FUND	0.06%	2.17%	1.95%

Holdings Diversification (Market Exposure as % of Net Assets)
FAB — Federal Agency Bonds
FADN — Federal Agency Discount Notes
The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

34	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 77.6%(a)

INFORMATION TECHNOLOGY 15.4%
Microsoft Corp.	30,550	$931,469
Apple, Inc.*	3,560	750,662
International Business Machines Corp.	5,190	679,371
Google, Inc. — Class A*	950	588,981
Cisco Systems, Inc.*	22,750	544,635
Hewlett-Packard Co.	9,380	483,164
Intel Corp.	21,840	445,536
Oracle Corp.	15,460	379,388
Qualcomm, Inc.	6,610	305,779
Visa, Inc.	1,770	154,804
EMC Corp.*	8,070	140,983
Texas Instruments, Inc.	4,950	128,997
Corning, Inc.	6,150	118,757
eBay, Inc.*	4,450	104,753
Dell, Inc.*	6,810	97,792
MasterCard, Inc.	380	97,272
Automatic Data Processing, Inc.	2,000	85,640
Yahoo!, Inc.*	4,710	79,034
Adobe Systems, Inc.*	2,070	76,135
Applied Materials, Inc.	5,270	73,464
Motorola, Inc.*	9,140	70,926
Symantec Corp.*	3,210	57,427
Juniper Networks, Inc.*	2,080	55,474
Broadcom Corp. — Class A*	1,700	53,465
Cognizant Technology Solutions Corp. — Class A*	1,170	53,001
Western Union Co.	2,740	51,649
NetApp, Inc.*	1,339	46,048
Agilent Technologies, Inc.*	1,360	42,255
NVIDIA Corp.*	2,190	40,909
Western Digital Corp.*	887	39,161
Paychex, Inc.	1,270	38,913
Intuit, Inc.*	1,250	38,388
Analog Devices, Inc.	1,150	36,317
Micron Technology, Inc.*	3,360	35,482
CA, Inc.	1,570	35,262
Computer Sciences Corp.*	600	34,518
Salesforce.com, Inc.*	427	31,500
Amphenol Corp.	677	31,264
Fidelity National Information Services, Inc.	1,300	30,472
Citrix Systems, Inc.*	720	29,959
Fiserv, Inc.*	610	29,573
BMC Software, Inc.*	730	29,273
Xerox Corp.	3,440	29,102
Sun Microsystems, Inc.*	2,980	27,923
Xilinx, Inc.	1,090	27,315
Linear Technology Corp.	880	26,875
Altera Corp.	1,170	26,477
SanDisk Corp.*	900	26,091
McAfee, Inc.*	620	25,153

		MARKET
	SHARES	VALUE

Harris Corp.	517	$24,583
KLA-Tencor Corp.	678	24,516
Affiliated Computer Services, Inc. — Class A*	388	23,160
Autodesk, Inc.*	906	23,021
SAIC, Inc.*	1,210	22,917
Electronic Arts, Inc.*	1,290	22,898
Red Hat, Inc.*	740	22,866
Advanced Micro Devices, Inc.*	2,230	21,586
Teradata Corp.*	680	21,372
Microchip Technology, Inc.	730	21,214
Flir Systems, Inc.*	599	19,599
VeriSign, Inc.*	760	18,422
Akamai Technologies, Inc.*	680	17,224
LSI Logic Corp.*	2,580	15,506
National Semiconductor Corp.	944	14,500
Total System Services, Inc.	780	13,471
Jabil Circuit, Inc.	748	12,993
MEMC Electronic Materials, Inc.*	880	11,986
Molex, Inc.	540	11,637
Novellus Systems, Inc.*	380	8,869
Tellabs, Inc.*	1,530	8,690
QLogic Corp.*	450	8,492
Lexmark International, Inc.*	308	8,002
Teradyne, Inc.*	689	7,393
JDS Uniphase Corp.*	876	7,227
Compuware Corp.*	910	6,579
Novell, Inc.*	1,370	5,686

Total Information Technology		7,791,197

FINANCIALS 11.2%
JPMorgan Chase & Co.	15,580	649,219
Bank of America Corp.	39,300	591,858
Wells Fargo & Co.	20,206	545,360
Goldman Sachs Group, Inc.	2,027	342,239
Citigroup, Inc.	77,106	255,221
American Express Co.	4,700	190,444
U.S. Bancorp	7,560	170,176
Morgan Stanley	5,380	159,248
Bank of New York Mellon Corp.	4,760	133,137
MetLife, Inc.	3,240	114,534
The Travelers Companies, Inc.	2,160	107,698
PNC Financial Services Group, Inc.	1,820	96,078
Prudential Financial, Inc.	1,830	91,061
Simon Property Group, Inc.	1,133	90,426
CME Group, Inc.	260	87,347
AFLAC, Inc.	1,850	85,562
State Street Corp.	1,960	85,338
Charles Schwab Corp.	3,770	70,951
BB&T Corp.	2,720	69,006
Capital One Financial Corp.	1,780	68,245
Chubb Corp.	1,350	66,393
Allstate Corp.	2,120	63,685
Franklin Resources, Inc.	590	62,156
T. Rowe Price Group, Inc.	1,020	54,315

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	35

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

Loews Corp.	1,430	$51,980
Northern Trust Corp.	960	50,304
Progressive Corp.*	2,670	48,033
Marsh & McLennan Companies, Inc.	2,090	46,147
Public Storage	540	43,983
Vornado Realty Trust	620	43,394
Aon Corp.	1,080	41,407
Invesco Ltd.	1,705	40,050
SunTrust Banks, Inc.	1,970	39,971
Ameriprise Financial, Inc.	1,006	39,053
Boston Properties, Inc.	550	36,889
Equity Residential	1,090	36,820
HCP, Inc.	1,160	35,426
Hartford Financial Services Group, Inc.	1,510	35,123
IntercontinentalExchange, Inc.*	290	32,567
Discover Financial Services	2,147	31,582
Fifth Third Bancorp	3,150	30,713
Principal Financial Group, Inc.	1,260	30,290
Lincoln National Corp.	1,190	29,607
Host Hotels & Resorts, Inc.*	2,498	29,156
Ventas, Inc.	620	27,119
AvalonBay Communities, Inc.	319	26,193
NYSE Euronext	1,030	26,059
Hudson City Bancorp, Inc.	1,870	25,675
ProLogis	1,870	25,600
Unum Group	1,310	25,571
Regions Financial Corp.	4,700	24,863
XL Capital Ltd.	1,350	24,746
Plum Creek Timber Company, Inc. (REIT)	640	24,166
People’s United Financial, Inc.	1,380	23,046
M&T Bank Corp.	328	21,940
Health Care REIT, Inc.	495	21,938
Genworth Financial, Inc. — Class A*	1,930	21,906
KIMCO Realty Corp.	1,590	21,513
SLM Corp.*	1,883	21,221
Moody’s Corp.	780	20,904
Legg Mason, Inc.	640	19,302
KeyCorp	3,470	19,259
Leucadia National Corp.*	750	17,843
Comerica, Inc.	600	17,742
Cincinnati Financial Corp.	640	16,794
American International Group, Inc.*	530	15,889
CB Richard Ellis Group, Inc. — Class A*	1,070	14,520
Torchmark Corp.	330	14,504
Assurant, Inc.	460	13,561
First Horizon National Corp.*	880	11,795
NASDAQ OMX Group, Inc.*	578	11,456
Marshall & Ilsley Corp.	2,070	11,282

		MARKET
	SHARES	VALUE

E*Trade Financial Corp.*	6,120	$10,710
Huntington Bancshares, Inc.	2,830	10,330
Janus Capital Group, Inc.	716	9,630
Federated Investors, Inc. — Class B	350	9,625
Apartment Investment & Management Co. — Class A	460	7,323
Zions Bancorporation	550	7,057

Total Financials		5,643,274

HEALTH CARE 9.8%
Johnson & Johnson	10,910	702,713
Pfizer, Inc.	31,910	580,443
Merck & Company, Inc.	12,080	441,403
Abbott Laboratories	6,120	330,419
Amgen, Inc.*	4,000	226,280
Medtronic, Inc.	4,380	192,632
Bristol-Myers Squibb Co.	6,770	170,943
Gilead Sciences, Inc.*	3,560	154,077
Eli Lilly & Co.	4,000	142,840
UnitedHealth Group, Inc.	4,600	140,208
Baxter International, Inc.	2,380	139,658
Medco Health Solutions, Inc.*	1,888	120,662
WellPoint, Inc.*	1,810	105,505
Celgene Corp.*	1,820	101,338
Express Scripts, Inc.*	1,090	94,231
Thermo Fisher Scientific, Inc.*	1,610	76,781
Allergan, Inc.	1,218	76,746
Becton, Dickinson & Co.	940	74,128
McKesson Corp.	1,060	66,250
Biogen Idec, Inc.*	1,140	60,990
Stryker Corp.	1,120	56,414
Aetna, Inc.	1,710	54,207
Boston Scientific Corp.*	5,970	53,730
Genzyme Corp.*	1,050	51,461
Zimmer Holdings, Inc.*	840	49,652
St. Jude Medical, Inc.*	1,320	48,550
Cardinal Health, Inc.	1,430	46,103
Intuitive Surgical, Inc.*	148	44,891
Forest Laboratories, Inc.*	1,190	38,211
CIGNA Corp.	1,080	38,092
Life Technologies Corp.*	710	37,083
Quest Diagnostics, Inc.	610	36,832
Hospira, Inc.*	640	32,640
Laboratory Corporation of America Holdings*	420	31,433
AmerisourceBergen Corp.	1,140	29,720
C.R. Bard, Inc.	380	29,602
Humana, Inc.*	668	29,319
DaVita, Inc.*	400	23,496
Varian Medical Systems, Inc.*	490	22,957
Waters Corp.*	370	22,925
Mylan Laboratories, Inc.*	1,210	22,300
DENTSPLY International, Inc.	602	21,172

36	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

Cephalon, Inc.*	300	$18,723
CareFusion Corp.*	700	17,507
Watson Pharmaceuticals, Inc.*	417	16,517
Millipore Corp.*	220	15,917
IMS Health, Inc.	720	15,163
Coventry Health Care, Inc.*	590	14,331
King Pharmaceuticals, Inc.*	980	12,025
Patterson Companies, Inc.*	370	10,353
PerkinElmer, Inc.	460	9,471
Tenet Healthcare Corp.*	1,710	9,217

Total Health Care		4,958,261

ENERGY 8.9%
Exxon Mobil Corp.	18,770	1,279,926
Chevron Corp.	7,930	610,531
Schlumberger Ltd.	4,750	309,177
ConocoPhillips	5,870	299,781
Occidental Petroleum Corp.	3,210	261,133
Apache Corp.	1,330	137,216
Devon Energy Corp.	1,760	129,360
Anadarko Petroleum Corp.	1,940	121,095
Halliburton Co.	3,570	107,421
XTO Energy, Inc.	2,290	106,554
EOG Resources, Inc.	1,000	97,300
Marathon Oil Corp.	2,800	87,416
National-Oilwell Varco, Inc.	1,650	72,748
Hess Corp.	1,150	69,575
Chesapeake Energy Corp.	2,560	66,253
Southwestern Energy Co.*	1,370	66,034
Spectra Energy Corp.	2,560	52,506
Baker Hughes, Inc.	1,230	49,790
Noble Energy, Inc.	690	49,142
Williams Companies, Inc.	2,310	48,695
Peabody Energy Corp.	1,060	47,923
Murphy Oil Corp.	760	41,192
Cameron International Corp.*	970	40,546
Valero Energy Corp.	2,230	37,353
Consol Energy, Inc.	720	35,856
Range Resources Corp.	620	30,907
FMC Technologies, Inc.*	480	27,763
El Paso Corp.	2,770	27,229
Smith International, Inc.	980	26,627
Diamond Offshore Drilling, Inc.	270	26,573
Nabors Industries Ltd.*	1,120	24,517
Pioneer Natural Resources Co.	460	22,158
BJ Services Co.	1,160	21,576
Cabot Oil & Gas Corp.	410	17,872
Denbury Resources, Inc.*	990	14,652
Massey Energy Co.	339	14,241
Sunoco, Inc.	460	12,006
Rowan Companies, Inc.*	449	10,165
Tesoro Corp.	550	7,453

Total Energy		4,508,262

		MARKET
	SHARES	VALUE

CONSUMER STAPLES 8.8%
Procter & Gamble Co.	11,550	$700,276
Coca-Cola Co.	9,160	522,120
Wal-Mart Stores, Inc.	8,440	451,118
PepsiCo, Inc.	6,170	375,136
Philip Morris International, Inc.	7,530	362,871
CVS Caremark Corp.	5,580	179,732
Colgate-Palmolive Co.	1,970	161,835
Altria Group, Inc.	8,190	160,770
Kraft Foods, Inc.	5,840	158,731
Walgreen Co.	3,910	143,575
Kimberly-Clark Corp.	1,640	104,484
Costco Wholesale Corp.	1,720	101,772
General Mills, Inc.	1,286	91,062
Archer-Daniels-Midland Co.	2,540	79,527
Sysco Corp.	2,340	65,380
Kellogg Co.	1,010	53,732
H.J. Heinz Co.	1,247	53,322
Avon Products, Inc.	1,690	53,235
Kroger Co.	2,570	52,762
Lorillard, Inc.	640	51,347
ConAgra Foods, Inc.	1,750	40,338
Mead Johnson Nutrition Co. — Class A	810	35,397
Reynolds American, Inc.	666	35,278
Safeway, Inc.	1,610	34,277
Sara Lee Corp.	2,760	33,617
Clorox Co.	546	33,306
J.M. Smucker Co.	470	29,023
Dr Pepper Snapple Group, Inc.	1,000	28,300
Molson Coors Brewing Co. — Class B	617	27,864
Coca-Cola Enterprises, Inc.	1,260	26,712
Campbell Soup Co.	750	25,350
Hershey Co.	660	23,621
Brown-Forman Corp. — Class B	430	23,035
Estee Lauder Companies, Inc. — Class A	470	22,729
Pepsi Bottling Group, Inc.	570	21,375
McCormick & Company, Inc.	520	18,788
Whole Foods Market, Inc.*	560	15,372
Tyson Foods, Inc. — Class A	1,210	14,847
Dean Foods Co.*	710	12,808
Constellation Brands, Inc. — Class A*	786	12,521
Hormel Foods Corp.	280	10,766
SUPERVALU, Inc.	840	10,676

Total Consumer Staples		4,458,787

INDUSTRIALS 7.9%
General Electric Co.	42,110	637,124
United Technologies Corp.	3,710	257,511
3M Co.	2,797	231,228

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	37

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

United Parcel Service, Inc. — Class B	3,930	$225,464
Boeing Co.	2,870	155,353
Caterpillar, Inc.	2,460	140,195
Union Pacific Corp.	2,000	127,800
Emerson Electric Co.	2,970	126,522
Honeywell International, Inc.	3,019	118,345
General Dynamics Corp.	1,530	104,300
FedEx Corp.	1,238	103,311
Burlington Northern Santa Fe Corp.	1,040	102,565
Lockheed Martin Corp.	1,260	94,941
Deere & Co.	1,670	90,330
Raytheon Co.	1,520	78,310
Danaher Corp.	1,030	77,456
Norfolk Southern Corp.	1,450	76,009
CSX Corp.	1,550	75,160
Illinois Tool Works, Inc.	1,530	73,425
Northrop Grumman Corp.	1,240	69,254
Waste Management, Inc.	1,940	65,591
Precision Castparts Corp.	560	61,796
Paccar, Inc.	1,440	52,229
Eaton Corp.	660	41,989
L-3 Communications Holdings, Inc.	458	39,823
CH Robinson Worldwide, Inc.	660	38,762
Cummins, Inc.	800	36,688
Republic Services, Inc.	1,280	36,237
ITT Corp.	720	35,813
Parker Hannifin Corp.	638	34,375
Rockwell Collins, Inc.	620	34,323
Southwest Airlines Co.	2,930	33,490
Fluor Corp.	710	31,978
Goodrich Corp.	490	31,483
Dover Corp.	738	30,708
Expeditors International of Washington, Inc.	840	29,173
Rockwell Automation, Inc.	560	26,309
First Solar, Inc.*	190	25,726
W.W. Grainger, Inc.	250	24,208
Fastenal Co.	520	21,653
Flowserve Corp.	217	20,513
Textron, Inc.	1,070	20,127
Masco Corp.	1,420	19,610
Roper Industries, Inc.	361	18,906
Pitney Bowes, Inc.	820	18,663
Jacobs Engineering Group, Inc.*	487	18,316
Stericycle, Inc.*	330	18,206
RR Donnelley & Sons Co.	810	18,039
Dun & Bradstreet Corp.	210	17,718
Quanta Services, Inc.*	830	17,297
Pall Corp.	460	16,652
Avery Dennison Corp.	450	16,421
Iron Mountain, Inc.*	720	16,387
Stanley Works	318	16,380

		MARKET
	SHARES	VALUE

Robert Half International, Inc.	600	$16,038
Equifax, Inc.	498	15,383
Cintas Corp.	520	13,546
Snap-On, Inc.	230	9,720
Ryder System, Inc.	220	9,057
Monster Worldwide, Inc.*	500	8,700

Total Industrials		4,022,636

CONSUMER DISCRETIONARY 7.4%
McDonald’s Corp.	4,270	266,619
Walt Disney Co.	7,600	245,100
Home Depot, Inc.	6,720	194,410
Comcast Corp. — Class A	11,290	190,349
Amazon.com, Inc.*	1,320	177,566
Target Corp.	2,980	144,143
Lowe’s Companies, Inc.	5,820	136,130
Time Warner, Inc.	4,620	134,627
Ford Motor Co.*	13,083	130,830
DIRECTV*	3,780	126,063
News Corp.	8,910	121,978
Nike, Inc. — Class B	1,540	101,748
Johnson Controls, Inc.	2,650	72,186
Viacom, Inc. — Class B*	2,400	71,352
Staples, Inc.	2,860	70,327
Starbucks Corp.*	2,945	67,912
Kohl’s Corp.*	1,210	65,255
Yum! Brands, Inc.	1,850	64,694
TJX Companies, Inc.	1,660	60,673
Time Warner Cable, Inc.	1,390	57,532
Carnival Corp.*	1,730	54,824
Best Buy Company, Inc.	1,350	53,271
Omnicom Group, Inc.	1,230	48,154
Coach, Inc.	1,260	46,028
McGraw-Hill Companies, Inc.	1,250	41,887
Bed Bath & Beyond, Inc.*	1,040	40,175
The Gap, Inc.	1,880	39,386
CBS Corp.	2,680	37,654
Priceline.com, Inc.*	170	37,145
Apollo Group, Inc. — Class A*	509	30,835
H&R Block, Inc.	1,330	30,085
Mattel, Inc.	1,430	28,571
Macy’s, Inc.	1,660	27,822
Marriott International, Inc. — Class A	1,000	27,250
Starwood Hotels & Resorts Worldwide, Inc.	740	27,062
Fortune Brands, Inc.	590	25,488
VF Corp.	346	25,341
J.C. Penney Company, Inc.	930	24,747
Nordstrom, Inc.	650	24,427
Genuine Parts Co.	627	23,801
Harley-Davidson, Inc.	930	23,436
Sherwin-Williams Co.	380	23,427
Whirlpool Corp.	290	23,391
International Game Technology, Inc.	1,170	21,961

38	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

Expedia, Inc.*	830	$21,339
Tiffany & Co.	490	21,070
Ross Stores, Inc.	490	20,928
O’Reilly Automotive, Inc.*	537	20,470
Limited Brands, Inc.	1,060	20,394
Darden Restaurants, Inc.	546	19,148
AutoZone, Inc.*	120	18,968
Polo Ralph Lauren Corp.	230	18,625
Newell Rubbermaid, Inc.	1,100	16,511
Sears Holdings Corp.*	190	15,856
Hasbro, Inc.	490	15,709
Wynn Resorts Ltd.	269	15,664
Black & Decker Corp.	239	15,494
Family Dollar Stores, Inc.	550	15,307
Scripps Networks Interactive, Inc.	347	14,401
Wyndham Worldwide Corp.	710	14,321
GameStop Corp.*	650	14,261
Interpublic Group of Companies, Inc.*	1,920	14,170
Gannett Company, Inc.	930	13,811
DeVry, Inc.	240	13,615
Goodyear Tire & Rubber Co.*	960	13,536
Pulte Homes, Inc.*	1,250	12,500
Leggett & Platt, Inc.	600	12,240
Abercrombie & Fitch Co. — Class A	349	12,163
D.R. Horton, Inc.	1,090	11,848
RadioShack Corp.	499	9,731
Big Lots, Inc.*	330	9,563
Harman International Industries, Inc.	270	9,526
Washington Post Co. — Class B	20	8,792
Lennar Corp. — Class A	637	8,134
AutoNation, Inc.*	370	7,086
Office Depot, Inc.*	1,090	7,031
New York Times Co. — Class A*	458	5,661
Meredith Corp.	150	4,628
Eastman Kodak Co.*	1,060	4,473

Total Consumer Discretionary		3,762,636

UTILITIES 2.9%
Exelon Corp.	2,610	127,551
Southern Co.	3,160	105,291
Dominion Resources, Inc.	2,360	91,851
Duke Energy Corp.	5,160	88,804
FPL Group, Inc.	1,630	86,097
Public Service Enterprise Group, Inc.	2,000	66,500
American Electric Power Company, Inc.	1,890	65,753
PG&E Corp.	1,470	65,635
Entergy Corp.	750	61,380
FirstEnergy Corp.	1,210	56,205
Sempra Energy	970	54,301

		MARKET
	SHARES	VALUE

Consolidated Edison, Inc.	1,114	$50,609
PPL Corp.	1,490	48,142
Progress Energy, Inc.	1,110	45,521
Edison International	1,290	44,866
Xcel Energy, Inc.	1,810	38,426
AES Corp.*	2,640	35,138
Questar Corp.	690	28,683
DTE Energy Co.	650	28,334
Constellation Energy Group, Inc.	790	27,784
Ameren Corp.	941	26,301
Wisconsin Energy Corp.	460	22,922
EQT Corp.	520	22,838
CenterPoint Energy, Inc.	1,540	22,345
Northeast Utilities	690	17,795
NiSource, Inc.	1,090	16,764
SCANA Corp.	440	16,579
Allegheny Energy, Inc.	670	15,732
Pepco Holdings, Inc.	880	14,828
Pinnacle West Capital Corp.	400	14,632
CMS Energy Corp.	907	14,204
TECO Energy, Inc.	850	13,787
Integrys Energy Group, Inc.	300	12,597
Nicor, Inc.	180	7,578

Total Utilities		1,455,773

MATERIALS 2.8%
Monsanto Co.	2,160	176,580
Freeport-McMoRan Copper & Gold, Inc.*	1,697	136,252
Dow Chemical Co.	4,520	124,888
E.I. du Pont de Nemours and Co.	3,570	120,202
Praxair, Inc.	1,210	97,175
Newmont Mining Corp.	1,940	91,781
Air Products & Chemicals, Inc.	840	68,090
Alcoa, Inc.	3,850	62,062
Nucor Corp.	1,240	57,846
International Paper Co.	1,710	45,794
Ecolab, Inc.	938	41,826
PPG Industries, Inc.	657	38,461
Weyerhaeuser Co.	836	36,065
United States Steel Corp.	570	31,418
Vulcan Materials Co.	497	26,177
Sigma-Aldrich Corp.	480	24,254
Cliffs Natural Resources, Inc.	520	23,967
Owens-Illinois, Inc.*	667	21,924
MeadWestvaco Corp.	680	19,468
Ball Corp.	368	19,026
Eastman Chemical Co.	290	17,470
Allegheny Technologies, Inc.	390	17,460
CF Industries Holdings, Inc.	190	17,248
FMC Corp.	290	16,170
Airgas, Inc.	320	15,232
Sealed Air Corp.	630	13,772

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	39

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

International Flavors &
Fragrances, Inc.	310	$12,753
Bemis Co.	430	12,750
Pactiv Corp.*	520	12,553
AK Steel Holding Corp.	430	9,181
Titanium Metals Corp.*	330	4,132

Total Materials		1,411,977

TELECOMMUNICATION SERVICES 2.5%
AT&T, Inc.	23,340	654,220
Verizon Communications, Inc.	11,230	372,050
American Tower
Corp. — Class A*	1,590	68,704
Sprint Nextel Corp.*	11,740	42,968
CenturyTel, Inc.	1,180	42,728
Qwest Communications
International, Inc.	5,870	24,713
Windstream Corp.	1,730	19,013
Frontier Communications Corp.	1,240	9,684
MetroPCS Communications, Inc.*	1,030	7,859

Total Telecommunication Services		1,241,939

Total Common Stocks
(Cost $29,877,232)		39,254,742

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 20.8%(b)
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10††	$4,734,323	4,734,323
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	1,567,292	1,567,292
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	1,555,336	1,555,336
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	1,555,336	1,555,336
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	1,097,886	1,097,886

Total Repurchase Agreements
(Cost $10,510,173)		10,510,173

Total Investments 98.4%
(Cost $40,387,405)		$49,764,915

Other Assets in Excess of
Liabilities – 1.6%		$795,740

Net Assets – 100.0%		$50,560,655

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED(a)
March 2010 S&P 500 Index
Mini Futures Contracts
(Aggregate Market Value of
Contracts $2,720,725)	49	$46,893

	UNITS
EQUITY INDEX SWAP AGREEMENTS(b)
Goldman Sachs International
January 2010 S&P 500 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$18,593,980)	16,675	$333,952
Credit Suisse Capital, LLC
January 2010 S&P 500 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$15,466,193)	13,870	234,444

(Total Notional Market
Value $34,060,172)		$568,396

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on S&P 500 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.

REIT — Real Estate Investment Trust.
40	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     INVERSE S&P 500 STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 21.8%(b)
Farmer Mac*
0.05% due 01/05/10	$2,000,000	$1,999,997
Federal Home Loan Bank*
0.02% due 01/15/10	2,000,000	1,999,988
Freddie Mac**
0.02% due 02/08/10	1,000,000	999,981

Total Federal Agency
Discount Notes
(Cost $4,999,966)		4,999,966

REPURCHASE AGREEMENTS† 83.5%(b)
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	4,368,148	4,368,148
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	4,334,828	4,334,828
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	4,334,828	4,334,828
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10††	3,088,624	3,088,624
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	3,059,878	3,059,878

Total Repurchase Agreements
(Cost $19,186,306)		19,186,306

Total Investments 105.3%
(Cost $24,186,272)		$24,186,272

Liabilities in Excess of Other
Assets – (5.3)%		$(1,222,040)

Net Assets – 100.0%		$22,964,232

		UNREALIZED
	CONTRACTS	LOSS

FUTURES CONTRACTS SOLD SHORT(a)
March 2010 S&P 500 Index
Mini Futures Contracts
(Aggregate Market Value of
Contracts $4,108,850)	74	$(34,687)

	UNITS
EQUITY INDEX SWAP AGREEMENTS
SOLD SHORT(b)
Goldman Sachs International
January 2010 S&P 500 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$2,561,915)	2,297	$(28,945)
Credit Suisse Capital, LLC
January 2010 S&P 500 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$16,318,347)	14,634	(275,353)

(Total Notional Market
Value $18,880,262)		$(304,298)

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on S&P 500 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	41

SCHEDULE OF INVESTMENTS
December 31, 2009
     NASDAQ-100® FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 90.5%(a)

INFORMATION TECHNOLOGY 57.2%
Apple, Inc.*	38,280	$8,071,721
Qualcomm, Inc.	61,390	2,839,901
Microsoft Corp.	93,120	2,839,229
Google, Inc. — Class A*	4,510	2,796,110
Oracle Corp.	63,700	1,563,198
Cisco Systems, Inc.*	62,630	1,499,362
Intel Corp.	58,930	1,202,172
Research In Motion Ltd.*	17,320	1,169,793
eBay, Inc.*	29,390	691,841
Adobe Systems, Inc.*	15,640	575,239
Automatic Data Processing, Inc.	10,870	465,453
Symantec Corp.*	25,830	462,099
Cognizant Technology Solutions
Corp. — Class A*	8,750	396,375
Activision Blizzard, Inc.*	34,510	383,406
Broadcom Corp. — Class A*	12,140	381,803
Marvell Technology Group Ltd.*	18,110	375,782
Intuit, Inc.*	12,150	373,126
NetApp, Inc.*	10,720	368,661
Yahoo!, Inc.*	20,520	344,326
CA, Inc.	15,270	342,964
Baidu, Inc. — SP ADR*	820	337,209
Paychex, Inc.	10,450	320,188
Dell, Inc.*	21,920	314,771
NVIDIA Corp.*	16,610	310,275
Applied Materials, Inc.	21,020	293,019
Altera Corp.	12,660	286,496
Fiserv, Inc.*	5,870	284,578
Xilinx, Inc.	11,190	280,421
Linear Technology Corp.	9,090	277,609
Citrix Systems, Inc.*	6,620	275,458
Seagate Technology	15,130	275,215
BMC Software, Inc.*	6,500	260,650
KLA-Tencor Corp.	6,310	228,170
Check Point Software
Technologies Ltd.*	6,280	212,766
SanDisk Corp.*	7,070	204,959
Flextronics International Ltd.*	26,850	196,273
Maxim Integrated Products, Inc.	9,150	185,745
Autodesk, Inc.*	7,290	185,239
Infosys Technologies
Ltd. — SP ADR	3,320	183,496
Electronic Arts, Inc.*	10,000	177,500
Flir Systems, Inc.*	4,840	158,365
Lam Research Corp.*	4,000	156,840
Microchip Technology, Inc.	4,650	135,129
VeriSign, Inc.*	5,530	134,047
Logitech International S.A.*	5,220	89,262

Total Information Technology		32,906,241

		MARKET
	SHARES	VALUE

HEALTH CARE 14.1%
Teva Pharmaceutical Industries
Ltd. — SP ADR	22,510	$1,264,612
Gilead Sciences, Inc.*	27,010	1,168,993
Amgen, Inc.*	14,380	813,477
Celgene Corp.*	13,890	773,395
Express Scripts, Inc.*	7,470	645,781
Biogen Idec, Inc.*	9,580	512,530
Genzyme Corp.*	10,140	496,961
Intuitive Surgical, Inc.*	1,160	351,851
Life Technologies Corp.*	5,500	287,265
Vertex Pharmaceuticals, Inc.*	6,340	271,669
Warner Chilcott PLC*	7,640	217,511
Cerner Corp.*	2,480	204,451
Mylan Laboratories, Inc.*	9,460	174,348
Qiagen N.V.*	7,130	159,142
DENTSPLY International, Inc.	4,450	156,506
Henry Schein, Inc.*	2,750	144,650
Cephalon, Inc.*	2,220	138,550
Hologic, Inc.*	8,270	119,915
Illumina, Inc.*	3,740	114,631
Patterson Companies, Inc.*	3,570	99,889

Total Health Care		8,116,127

CONSUMER DISCRETIONARY 13.1%
Amazon.com, Inc.*	8,760	1,178,395
Comcast Corp. — Class A	44,000	741,840
Starbucks Corp.*	31,360	723,162
DIRECTV*	21,230	708,020
News Corp.	43,390	594,009
Bed Bath & Beyond, Inc.*	10,770	416,045
Staples, Inc.	14,790	363,686
Priceline.com, Inc.*	1,421	310,489
Sears Holdings Corp.*	3,680	307,096
Apollo Group, Inc. — Class A*	4,770	288,967
Mattel, Inc.	12,600	251,748
Wynn Resorts Ltd.	4,090	238,161
Expedia, Inc.*	8,660	222,649
Liberty Media Corp — Interactive*	16,660	180,594
Urban Outfitters, Inc.*	5,080	177,749
Garmin Ltd.	5,670	174,069
Virgin Media, Inc.	10,260	172,676
Ross Stores, Inc.	3,860	164,861
O’Reilly Automotive, Inc.*	4,170	158,960
DISH Network Corp. — Class A	6,560	136,251

Total Consumer Discretionary		7,509,427

INDUSTRIALS 3.7%
Paccar, Inc.	12,420	450,473
First Solar, Inc.*	2,270	307,358
CH Robinson Worldwide, Inc.	5,050	296,586
Expeditors International of
Washington, Inc.	6,340	220,188

42	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     NASDAQ-100® FUND

		MARKET
	SHARES	VALUE

Fastenal Co.	4,320	$179,885
Joy Global, Inc.	3,060	157,865
Stericycle, Inc.*	2,700	148,959
Cintas Corp.	5,590	145,620
J.B. Hunt Transport Services, Inc.	3,870	124,885
Foster Wheeler AG*	4,040	118,938

Total Industrials		2,150,757

TELECOMMUNICATION SERVICES 1.4%
Vodafone Group PLC — SP ADR	17,790	410,771
Millicom International Cellular
S.A.	3,200	236,064
NII Holdings, Inc. — Class B*	4,920	165,214

Total Telecommunication Services		812,049

CONSUMER STAPLES 0.7%
Costco Wholesale Corp.	7,000	414,190

Total Consumer Staples		414,190

MATERIALS 0.3%
Sigma-Aldrich Corp.	3,560	179,887

Total Materials		179,887

Total Common Stocks
(Cost $26,679,741)		$52,088,678

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 10.7%(b)
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	$1,597,284	1,597,284
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	1,585,100	1,585,100
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	1,585,100	1,585,100
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	1,118,894	1,118,894
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10††	267,560	267,560

Total Repurchase Agreements
(Cost $6,153,938)		6,153,938

Total Investments 101.2%
(Cost $32,833,679)		$58,242,616

Liabilities in Excess of
Other Assets – (1.2)%		$(700,507)

Net Assets – 100.0%		$57,542,109

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED(a)
March 2010 NASDAQ-100
Index Mini Futures Contracts
(Aggregate Market Value of
Contracts $4,318,100)	116	$39,433

	UNITS
EQUITY INDEX SWAP AGREEMENTS(b)
Goldman Sachs International
January 2010 NASDAQ-100 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$785,945)	422	$23,838
Credit Suisse Capital, LLC
January 2010 NASDAQ-100 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$75,439)	41	3,726

(Total Notional Market
Value $861,384)		$27,564

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	43

SCHEDULE OF INVESTMENTS
December 31, 2009
     INVERSE NASDAQ-100® STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 87.2%(b)
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	$2,769,252	$2,769,252
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	2,748,127	2,748,127
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	2,748,127	2,748,127
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10††	2,277,664	2,277,664
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	1,939,855	1,939,855

Total Repurchase Agreements
(Cost $12,483,025)		12,483,025

Total Investments 87.2%
(Cost $12,483,025)		$12,483,025

Other Assets in Excess
of Liabilities – 12.8%		$1,825,634

Net Assets – 100.0%		$14,308,659

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS SOLD SHORT(a)
March 2010 NASDAQ-100
Index Mini Futures Contracts
(Aggregate Market Value of
Contracts $707,275)	19	$3,532

	UNITS
EQUITY INDEX SWAP AGREEMENTS
SOLD SHORT(b)
Credit Suisse Capital, LLC
January 2010 NASDAQ-100 Index
Swap, Terminating 01/04/10†††
(Notional Market
Value $6,506,526)	3,498	$(180,359)
Goldman Sachs International
January 2010 NASDAQ-100 Index
Swap, Terminating 01/04/10†††
(Notional Market
Value $7,150,413)	3,844	(293,844)

(Total Notional Market
Value $13,656,939)		$(474,203)

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
44	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     S&P 500 2X STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 39.3%(a)

INFORMATION TECHNOLOGY 7.8%
Microsoft Corp.	8,840	$269,532
Apple, Inc.*	1,026	216,342
International Business Machines Corp.	1,500	196,350
Google, Inc. — Class A*	278	172,354
Cisco Systems, Inc.*	6,580	157,525
Hewlett-Packard Co.	2,710	139,592
Intel Corp.	6,320	128,928
Oracle Corp.	4,480	109,939
Qualcomm, Inc.	1,910	88,357
Visa, Inc.	510	44,605
EMC Corp.*	2,330	40,705
Texas Instruments, Inc.	1,430	37,266
Corning, Inc.	1,780	34,372
eBay, Inc.*	1,290	30,367
Dell, Inc.*	1,970	28,289
MasterCard, Inc.	110	28,158
Automatic Data Processing, Inc.	580	24,836
Yahoo!, Inc.*	1,360	22,821
Adobe Systems, Inc.*	600	22,068
Applied Materials, Inc.	1,530	21,328
Motorola, Inc.*	2,650	20,564
Symantec Corp.*	930	16,638
Juniper Networks, Inc.*	600	16,002
Broadcom Corp. — Class A*	490	15,410
Cognizant Technology Solutions Corp. — Class A*	340	15,402
Western Union Co.	790	14,891
NetApp, Inc.*	388	13,343
Agilent Technologies, Inc.*	400	12,428
NVIDIA Corp.*	638	11,918
Western Digital Corp.*	257	11,347
Paychex, Inc.	367	11,245
Intuit, Inc.*	360	11,056
Analog Devices, Inc.	330	10,421
Micron Technology, Inc.*	970	10,243
CA, Inc.	450	10,107
Salesforce.com, Inc.*	135	9,959
Computer Sciences Corp.*	170	9,780
Amphenol Corp.	198	9,144
Fidelity National Information Services, Inc.	380	8,907
Citrix Systems, Inc.*	210	8,738
Fiserv, Inc.*	180	8,726
BMC Software, Inc.*	210	8,421
Xerox Corp.	990	8,375
Sun Microsystems, Inc.*	860	8,058
Xilinx, Inc.	316	7,919
Linear Technology Corp.	257	7,849

		MARKET
	SHARES	VALUE

Altera Corp.	339	$7,672
SanDisk Corp.*	260	7,537
McAfee, Inc.*	179	7,262
KLA-Tencor Corp.	196	7,087
Harris Corp.	146	6,942
Electronic Arts, Inc.*	375	6,656
SAIC, Inc.*	350	6,629
Autodesk, Inc.*	260	6,607
Affiliated Computer Services, Inc. — Class A*	109	6,506
Red Hat, Inc.*	210	6,489
Advanced Micro Devices, Inc.*	640	6,195
Teradata Corp.*	197	6,192
Microchip Technology, Inc.	210	6,103
Flir Systems, Inc.*	169	5,530
VeriSign, Inc.*	220	5,333
Akamai Technologies, Inc.*	199	5,041
LSI Logic Corp.*	750	4,508
National Semiconductor Corp.	270	4,147
Total System Services, Inc.	230	3,972
Jabil Circuit, Inc.	220	3,821
MEMC Electronic Materials, Inc.*	257	3,500
Molex, Inc.	159	3,426
Novellus Systems, Inc.*	110	2,567
Tellabs, Inc.*	440	2,499
QLogic Corp.*	130	2,453
Lexmark International, Inc.*	87	2,260
Teradyne, Inc.*	200	2,146
JDS Uniphase Corp.*	250	2,063
Compuware Corp.*	260	1,880
Novell, Inc.*	397	1,648

Total Information Technology		2,255,296

FINANCIALS 5.7%
JPMorgan Chase & Co.	4,510	187,932
Bank of America Corp.	11,370	171,232
Wells Fargo & Co.	5,853	157,972
Goldman Sachs Group, Inc.	590	99,616
Citigroup, Inc.	22,323	73,889
American Express Co.	1,360	55,107
U.S. Bancorp	2,190	49,297
Morgan Stanley	1,560	46,176
Bank of New York Mellon Corp.	1,380	38,599
MetLife, Inc.	940	33,229
The Travelers Companies, Inc.	630	31,412
PNC Financial Services Group, Inc.	530	27,979
Simon Property Group, Inc.	332	26,503
Prudential Financial, Inc.	526	26,174
CME Group, Inc.	77	25,868
AFLAC, Inc.	540	24,975

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	45

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     S&P 500 2X STRATEGY FUND

		MARKET
	SHARES	VALUE

State Street Corp.	568	$24,731
Charles Schwab Corp.	1,090	20,514
BB&T Corp.	788	19,992
Capital One Financial Corp.	510	19,553
Chubb Corp.	390	19,180
Allstate Corp.	610	18,324
Franklin Resources, Inc.	169	17,804
T. Rowe Price Group, Inc.	290	15,442
Loews Corp.	410	14,903
Northern Trust Corp.	280	14,672
Progressive Corp.*	770	13,852
Marsh & McLennan Companies, Inc.	600	13,248
Public Storage	160	13,032
Vornado Realty Trust	186	12,987
Aon Corp.	310	11,885
SunTrust Banks, Inc.	570	11,565
Invesco Ltd.	486	11,416
Ameriprise Financial, Inc.	290	11,258
Equity Residential	320	10,810
Boston Properties, Inc.	160	10,731
HCP, Inc.	339	10,353
Hartford Financial Services Group, Inc.	440	10,234
Discover Financial Services	625	9,194
Fifth Third Bancorp	910	8,872
Principal Financial Group, Inc.	369	8,871
Lincoln National Corp.	350	8,708
Host Hotels & Resorts, Inc.*	732	8,538
IntercontinentalExchange, Inc.*	76	8,535
Ventas, Inc.	177	7,742
NYSE Euronext	299	7,565
Unum Group	380	7,418
Hudson City Bancorp, Inc.	539	7,400
ProLogis	540	7,393
AvalonBay Communities, Inc.	89	7,308
Regions Financial Corp.	1,360	7,194
XL Capital Ltd.	390	7,149
Plum Creek Timber Company, Inc. (REIT)	186	7,023
People’s United Financial, Inc.	400	6,680
Genworth Financial, Inc. — Class A*	560	6,356
KIMCO Realty Corp.	460	6,224
Health Care REIT, Inc.	138	6,116
SLM Corp.*	537	6,052
M&T Bank Corp.	90	6,020
Moody’s Corp.	220	5,896
Legg Mason, Inc.	189	5,700
KeyCorp	1,006	5,583
Leucadia National Corp.*	225	5,353
Comerica, Inc.	170	5,027
Cincinnati Financial Corp.	186	4,881
American International Group, Inc.*	150	4,497

		MARKET
	SHARES	VALUE

CB Richard Ellis Group, Inc. — Class A*	310	$4,207
Torchmark Corp.	90	3,955
Assurant, Inc.	130	3,832
NASDAQ OMX Group, Inc.*	174	3,449
First Horizon National Corp.*	251	3,360
Marshall & Ilsley Corp.	600	3,270
E*Trade Financial Corp.*	1,770	3,097
Huntington Bancshares, Inc.	820	2,993
Federated Investors, Inc. — Class B	105	2,888
Janus Capital Group, Inc.	210	2,825
Apartment Investment & Management Co. — Class A	130	2,070
Zions Bancorporation	160	2,053

Total Financials		1,633,740

HEALTH CARE 5.0%
Johnson & Johnson	3,160	203,536
Pfizer, Inc.	9,240	168,076
Merck & Company, Inc.	3,500	127,890
Abbott Laboratories	1,770	95,562
Amgen, Inc.*	1,160	65,621
Medtronic, Inc.	1,270	55,855
Bristol-Myers Squibb Co.	1,960	49,490
Gilead Sciences, Inc.*	1,030	44,578
Eli Lilly & Co.	1,160	41,424
UnitedHealth Group, Inc.	1,330	40,538
Baxter International, Inc.	690	40,489
Medco Health Solutions, Inc.*	546	34,895
WellPoint, Inc.*	520	30,311
Celgene Corp.*	530	29,510
Express Scripts, Inc.*	310	26,799
Thermo Fisher Scientific, Inc.*	470	22,414
Allergan, Inc.	350	22,054
Becton, Dickinson & Co.	270	21,292
McKesson Corp.	310	19,375
Biogen Idec, Inc.*	328	17,548
Stryker Corp.	320	16,118
Aetna, Inc.	498	15,787
Boston Scientific Corp.*	1,730	15,570
Genzyme Corp.*	300	14,703
Zimmer Holdings, Inc.*	240	14,186
St. Jude Medical, Inc.*	380	13,976
Cardinal Health, Inc.	419	13,509
Intuitive Surgical, Inc.*	40	12,133
Forest Laboratories, Inc.*	350	11,239
CIGNA Corp.	310	10,934
Quest Diagnostics, Inc.	177	10,687
Life Technologies Corp.*	200	10,446
Hospira, Inc.*	190	9,690
Laboratory Corporation of America Holdings*	120	8,981
AmerisourceBergen Corp.	330	8,603
C.R. Bard, Inc.	109	8,491

46	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     S&P 500 2X STRATEGY FUND

		MARKET
	SHARES	VALUE

Humana, Inc.*	190	$8,339
DaVita, Inc.*	118	6,931
Waters Corp.*	106	6,568
Varian Medical Systems, Inc.*	140	6,559
Mylan Laboratories, Inc.*	350	6,451
DENTSPLY International, Inc.	169	5,944
Cephalon, Inc.*	87	5,430
CareFusion Corp.*	200	5,002
Watson Pharmaceuticals, Inc.*	120	4,753
IMS Health, Inc.	207	4,359
Millipore Corp.*	60	4,341
Coventry Health Care, Inc.*	174	4,226
King Pharmaceuticals, Inc.*	280	3,436
Patterson Companies, Inc.*	109	3,050
Tenet Healthcare Corp.*	500	2,695
PerkinElmer, Inc.	127	2,615

Total Health Care		1,433,009

ENERGY 4.5%
Exxon Mobil Corp.	5,430	370,272
Chevron Corp.	2,300	177,077
Schlumberger Ltd.	1,370	89,173
ConocoPhillips	1,700	86,819
Occidental Petroleum Corp.	930	75,655
Apache Corp.	380	39,205
Devon Energy Corp.	510	37,485
Anadarko Petroleum Corp.	560	34,955
Halliburton Co.	1,030	30,993
XTO Energy, Inc.	660	30,710
EOG Resources, Inc.	290	28,217
Marathon Oil Corp.	810	25,288
National-Oilwell Varco, Inc.	480	21,163
Hess Corp.	330	19,965
Southwestern Energy Co.*	405	19,521
Chesapeake Energy Corp.	739	19,125
Spectra Energy Corp.	740	15,177
Baker Hughes, Inc.	350	14,168
Williams Companies, Inc.	670	14,124
Peabody Energy Corp.	310	14,015
Noble Energy, Inc.	196	13,959
Murphy Oil Corp.	220	11,924
Cameron International Corp.*	280	11,704
Valero Energy Corp.	654	10,954
Consol Energy, Inc.	210	10,458
Range Resources Corp.	179	8,923
FMC Technologies, Inc.*	145	8,387
Diamond Offshore Drilling, Inc.	80	7,874
El Paso Corp.	800	7,864
Smith International, Inc.	280	7,608
Nabors Industries Ltd.*	320	7,005
BJ Services Co.	345	6,417
Pioneer Natural Resources Co.	130	6,262
Cabot Oil & Gas Corp.	118	5,144
Denbury Resources, Inc.*	290	4,292

		MARKET
	SHARES	VALUE

Massey Energy Co.	100	$4,201
Sunoco, Inc.	130	3,393
Rowan Companies, Inc.*	128	2,898
Tesoro Corp.	165	2,236

Total Energy		1,304,610

CONSUMER STAPLES 4.5%
Procter & Gamble Co.	3,340	202,504
Coca-Cola Co.	2,650	151,050
Wal-Mart Stores, Inc.	2,440	130,418
PepsiCo, Inc.	1,790	108,832
Philip Morris International, Inc.	2,180	105,054
CVS Caremark Corp.	1,610	51,858
Colgate-Palmolive Co.	570	46,826
Altria Group, Inc.	2,370	46,523
Kraft Foods, Inc.	1,690	45,934
Walgreen Co.	1,130	41,494
Kimberly-Clark Corp.	479	30,517
Costco Wholesale Corp.	497	29,408
General Mills, Inc.	370	26,200
Archer-Daniels-Midland Co.	740	23,169
Sysco Corp.	680	18,999
Avon Products, Inc.	490	15,435
Kellogg Co.	290	15,428
H.J. Heinz Co.	360	15,394
Kroger Co.	740	15,192
Lorillard, Inc.	180	14,441
ConAgra Foods, Inc.	510	11,756
Clorox Co.	165	10,065
Reynolds American, Inc.	190	10,064
Mead Johnson Nutrition Co. — Class A	230	10,051
Safeway, Inc.	470	10,006
Sara Lee Corp.	800	9,744
J.M. Smucker Co.	139	8,583
Dr Pepper Snapple Group, Inc.	290	8,207
Molson Coors Brewing Co. — Class B	179	8,084
Coca-Cola Enterprises, Inc.	360	7,632
Campbell Soup Co.	224	7,571
Brown-Forman Corp. — Class B	130	6,964
Hershey Co.	189	6,764
Estee Lauder Companies, Inc. — Class A	136	6,577
Pepsi Bottling Group, Inc.	160	6,000
McCormick & Company, Inc.	147	5,311
Whole Foods Market, Inc.*	165	4,529
Tyson Foods, Inc. — Class A	350	4,295
Dean Foods Co.*	215	3,879
Constellation Brands, Inc. — Class A*	230	3,664
SUPERVALU, Inc.	240	3,050
Hormel Foods Corp.	76	2,922

Total Consumer Staples		1,290,394

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	47

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     S&P 500 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

INDUSTRIALS 4.0%
General Electric Co.	12,190	$184,435
United Technologies Corp.	1,070	74,269
3M Co.	807	66,715
United Parcel Service, Inc. — Class B	1,140	65,402
Boeing Co.	830	44,928
Caterpillar, Inc.	710	40,463
Union Pacific Corp.	580	37,062
Emerson Electric Co.	860	36,636
Honeywell International, Inc.	869	34,065
FedEx Corp.	360	30,042
General Dynamics Corp.	439	29,927
Burlington Northern Santa Fe Corp.	300	29,586
Lockheed Martin Corp.	375	28,256
Deere & Co.	480	25,963
Raytheon Co.	440	22,669
Danaher Corp.	300	22,560
Norfolk Southern Corp.	420	22,016
CSX Corp.	450	21,820
Illinois Tool Works, Inc.	439	21,068
Northrop Grumman Corp.	360	20,106
Waste Management, Inc.	560	18,934
Precision Castparts Corp.	159	17,546
Paccar, Inc.	419	15,197
Eaton Corp.	190	12,088
L-3 Communications Holdings, Inc.	130	11,303
CH Robinson Worldwide, Inc.	190	11,159
Republic Services, Inc.	370	10,475
Cummins, Inc.	227	10,410
ITT Corp.	207	10,296
Rockwell Collins, Inc.	179	9,909
Southwest Airlines Co.	850	9,715
Parker Hannifin Corp.	180	9,698
Fluor Corp.	200	9,008
Goodrich Corp.	140	8,995
Dover Corp.	210	8,738
Expeditors International of Washington, Inc.	240	8,335
First Solar, Inc.*	60	8,124
Rockwell Automation, Inc.	165	7,752
W.W. Grainger, Inc.	66	6,391
Fastenal Co.	148	6,163
Textron, Inc.	310	5,831
Masco Corp.	410	5,662
Stericycle, Inc.*	100	5,517
Flowserve Corp.	58	5,483
Pitney Bowes, Inc.	240	5,462
Jacobs Engineering Group, Inc.*	140	5,265
Roper Industries, Inc.	99	5,185
RR Donnelley & Sons Co.	230	5,122
Dun & Bradstreet Corp.	60	5,062

		MARKET
	SHARES	VALUE

Quanta Services, Inc.*	239	$4,981
Iron Mountain, Inc.*	215	4,893
Pall Corp.	130	4,706
Avery Dennison Corp.	127	4,634
Robert Half International, Inc.	170	4,544
Stanley Works	87	4,481
Equifax, Inc.	140	4,325
Cintas Corp.	150	3,908
Snap-On, Inc.	70	2,958
Ryder System, Inc.	60	2,470
Monster Worldwide, Inc.*	140	2,436

Total Industrials		1,161,149

CONSUMER DISCRETIONARY 3.8%
McDonald’s Corp.	1,240	77,426
Walt Disney Co.	2,200	70,950
Home Depot, Inc.	1,950	56,413
Comcast Corp. — Class A	3,270	55,132
Amazon.com, Inc.*	380	51,118
Target Corp.	860	41,598
Lowe’s Companies, Inc.	1,680	39,295
Time Warner, Inc.	1,340	39,048
Ford Motor Co.*	3,786	37,860
DIRECTV*	1,100	36,685
News Corp.	2,580	35,320
Nike, Inc. — Class B	450	29,731
Johnson Controls, Inc.	769	20,948
Viacom, Inc. — Class B*	690	20,514
Staples, Inc.	830	20,410
Starbucks Corp.*	849	19,578
Yum! Brands, Inc.	545	19,059
Kohl’s Corp.*	350	18,875
TJX Companies, Inc.	480	17,544
Time Warner Cable, Inc.	400	16,556
Carnival Corp.*	500	15,845
Best Buy Company, Inc.	390	15,389
Omnicom Group, Inc.	357	13,977
Coach, Inc.	369	13,480
McGraw-Hill Companies, Inc.	358	11,997
Bed Bath & Beyond, Inc.*	300	11,589
The Gap, Inc.	540	11,313
Priceline.com, Inc.*	50	10,925
CBS Corp.	777	10,917
Apollo Group, Inc. — Class A*	150	9,087
H&R Block, Inc.	380	8,596
Mattel, Inc.	410	8,192
Macy’s, Inc.	480	8,045
Marriott International, Inc. — Class A	290	7,902
Starwood Hotels & Resorts
Worldwide, Inc.	210	7,680
Fortune Brands, Inc.	170	7,344
Whirlpool Corp.	90	7,259
J.C. Penney Company, Inc.	270	7,185
Nordstrom, Inc.	190	7,140

48	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     S&P 500 2X STRATEGY FUND

		MARKET
	SHARES	VALUE

VF Corp.	97	$7,104
Harley-Davidson, Inc.	275	6,930
Genuine Parts Co.	180	6,833
Sherwin-Williams Co.	109	6,720
International Game Technology, Inc.	338	6,344
Expedia, Inc.*	240	6,170
O’Reilly Automotive, Inc.*	160	6,099
Polo Ralph Lauren Corp.	75	6,073
Ross Stores, Inc.	140	5,979
Limited Brands, Inc.	310	5,964
Tiffany & Co.	136	5,848
Darden Restaurants, Inc.	158	5,541
Sears Holdings Corp.*	58	4,840
Newell Rubbermaid, Inc.	320	4,803
AutoZone, Inc.*	30	4,742
Wynn Resorts Ltd.	80	4,658
Hasbro, Inc.	140	4,488
Family Dollar Stores, Inc.	159	4,425
Washington Post Co. — Class B	10	4,396
Black & Decker Corp.	66	4,279
GameStop Corp.*	189	4,147
Interpublic Group of
Companies, Inc.*	560	4,133
Wyndham Worldwide Corp.	200	4,034
Scripps Networks Interactive, Inc.	97	4,025
Gannett Company, Inc.	270	4,010
Goodyear Tire & Rubber Co.*	280	3,948
DeVry, Inc.	68	3,858
Pulte Homes, Inc.*	360	3,600
Leggett & Platt, Inc.	170	3,468
D.R. Horton, Inc.	319	3,468
Abercrombie & Fitch Co. — Class A	97	3,380
RadioShack Corp.	145	2,828
Harman International Industries, Inc.	80	2,822
Big Lots, Inc.*	90	2,608
Lennar Corp. — Class A	180	2,299
AutoNation, Inc.*	110	2,107
Office Depot, Inc.*	310	2,000
New York Times Co. — Class A*	128	1,582
Eastman Kodak Co.*	315	1,329
Meredith Corp.	40	1,234

Total Consumer Discretionary		1,091,038

UTILITIES 1.4%
Exelon Corp.	750	36,652
Southern Co.	918	30,588
Dominion Resources, Inc.	680	26,466
Duke Energy Corp.	1,490	25,643
FPL Group, Inc.	470	24,825
Public Service Enterprise Group, Inc.	580	19,285
American Electric Power Company, Inc.	550	19,134

		MARKET
	SHARES	VALUE

PG&E Corp.	420	$18,753
Entergy Corp.	220	18,005
FirstEnergy Corp.	347	16,118
Sempra Energy	280	15,674
Consolidated Edison, Inc.	320	14,538
PPL Corp.	430	13,893
Progress Energy, Inc.	320	13,123
Edison International	370	12,869
Xcel Energy, Inc.	520	11,040
AES Corp.*	760	10,116
Questar Corp.	200	8,314
DTE Energy Co.	189	8,239
Constellation Energy Group, Inc.	234	8,230
Ameren Corp.	267	7,463
EQT Corp.	150	6,588
CenterPoint Energy, Inc.	450	6,529
Wisconsin Energy Corp.	130	6,478
Northeast Utilities	200	5,158
SCANA Corp.	130	4,898
NiSource, Inc.	317	4,875
Allegheny Energy, Inc.	190	4,461
Pinnacle West Capital Corp.	119	4,353
Pepco Holdings, Inc.	250	4,212
CMS Energy Corp.	257	4,025
TECO Energy, Inc.	240	3,893
Integrys Energy Group, Inc.	88	3,695
Nicor, Inc.	50	2,105

Total Utilities		420,238

MATERIALS 1.4%
Monsanto Co.	620	50,685
Freeport-McMoRan Copper & Gold, Inc.*	490	39,342
Dow Chemical Co.	1,310	36,195
E.I. du Pont de Nemours and Co.	1,030	34,680
Praxair, Inc.	347	27,868
Newmont Mining Corp.	560	26,494
Air Products & Chemicals, Inc.	240	19,454
Alcoa, Inc.	1,120	18,054
Nucor Corp.	360	16,794
International Paper Co.	500	13,390
Ecolab, Inc.	270	12,039
PPG Industries, Inc.	190	11,123
Weyerhaeuser Co.	240	10,354
United States Steel Corp.	160	8,819
Vulcan Materials Co.	145	7,637
Sigma-Aldrich Corp.	140	7,074
Cliffs Natural Resources, Inc	150	6,914
Owens-Illinois, Inc.*	190	6,245
MeadWestvaco Corp.	200	5,726
Ball Corp.	110	5,687
CF Industries Holdings, Inc.	60	5,447
Allegheny Technologies, Inc.	110	4,925
Eastman Chemical Co.	80	4,819
FMC Corp.	79	4,405

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	49

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     S&P 500 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Airgas, Inc.	90	$4,284
Sealed Air Corp.	185	4,044
International Flavors &
Fragrances, Inc.	89	3,661
Pactiv Corp.*	150	3,621
Bemis Co.	120	3,558
AK Steel Holding Corp.	130	2,776
Titanium Metals Corp.*	98	1,227

Total Materials		407,341

TELECOMMUNICATION SERVICES 1.2%
AT&T, Inc.	6,750	189,202
Verizon Communications, Inc.	3,250	107,673
American Tower
Corp. — Class A*	460	19,877
Sprint Nextel Corp.*	3,400	12,444
CenturyTel, Inc.	339	12,275
Qwest Communications
International, Inc.	1,700	7,157
Windstream Corp.	500	5,495
Frontier Communications Corp.	360	2,812
MetroPCS Communications, Inc.*	305	2,327

Total Telecommunication Services		359,262

Total Common Stocks
(Cost $7,549,466)		11,356,077

WARRANTS 0.0%(a)
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.*
$12.21, 03/02/12	4	—

Total Consumer Discretionary		—

Total Warrants
(Cost $—)		—

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 50.2%(b)
Credit Suisse Group
issued 12/31/09 at (0.02)% due 01/04/10††	$4,568,312	4,568,312
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	2,692,836	2,692,836
HSBC Group
issued 12/31/09 at 0.00% due 01/04/10	2,672,295	2,672,295

	FACE	MARKET
	AMOUNT	VALUE

UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	$2,672,295	$2,672,295
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	1,886,326	1,886,326

Total Repurchase Agreements
(Cost $14,492,064)		14,492,064

Total Investments 89.5%
(Cost $22,041,530)		$25,848,141

Other Assets in Excess of
Liabilities – 10.5%		$3,023,801

Net Assets – 100.0%		$28,871,942

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED(a)
March 2010 S&P500 Index
Mini Futures Contracts
(Aggregate Market Value of
Contracts $9,439,250)	170	$(36,174)

	UNITS
EQUITY INDEX SWAP AGREEMENTS(b)
Goldman Sachs International
January 2010 S&P500 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$12,473,482)	11,186	$198,213
Credit Suisse Capital, LLC
January 2010 S&P500 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$24,423,651)	21,903	49,669

(Total Notional Market Value $36,897,133)		$247,882

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on S&P 500 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
50	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     NASDAQ-100® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 71.3%(a)

INFORMATION TECHNOLOGY 45.0%
Apple, Inc.*	18,920	$3,989,471
Qualcomm, Inc.	30,340	1,403,529
Microsoft Corp.	46,030	1,403,455
Google, Inc. — Class A*	2,230	1,382,555
Oracle Corp.	31,480	772,519
Cisco Systems, Inc.*	30,950	740,943
Intel Corp.	29,120	594,048
Research In Motion Ltd.*	8,560	578,142
eBay, Inc.*	14,520	341,801
Adobe Systems, Inc.*	7,730	284,309
Automatic Data Processing, Inc.	5,370	229,943
Symantec Corp.*	12,770	228,455
Cognizant Technology Solutions Corp. — Class A*	4,330	196,149
Activision Blizzard, Inc.*	17,060	189,537
Broadcom Corp. — Class A*	6,000	188,700
Marvell Technology Group Ltd.*	8,950	185,713
Intuit, Inc.*	6,000	184,260
NetApp, Inc.*	5,300	182,267
Yahoo!, Inc.*	10,140	170,149
CA, Inc.	7,550	169,573
Baidu, Inc. — SP ADR*	406	166,959
Paychex, Inc.	5,160	158,102
Dell, Inc.*	10,840	155,662
NVIDIA Corp.*	8,210	153,363
Applied Materials, Inc.	10,390	144,837
Altera Corp.	6,260	141,664
Fiserv, Inc.*	2,900	140,592
Xilinx, Inc.	5,530	138,582
Linear Technology Corp.	4,490	137,125
Citrix Systems, Inc.*	3,270	136,065
Seagate Technology	7,480	136,061
BMC Software, Inc.*	3,210	128,721
KLA-Tencor Corp.	3,120	112,819
Check Point Software Technologies Ltd.*	3,110	105,367
SanDisk Corp.*	3,480	100,885
Flextronics International Ltd.*	13,270	97,004
Maxim Integrated Products, Inc.	4,520	91,756
Autodesk, Inc.*	3,610	91,730
Infosys Technologies Ltd. — SP ADR	1,640	90,643
Electronic Arts, Inc.*	4,940	87,685
Flir Systems, Inc.*	2,390	78,201
Lam Research Corp.*	1,980	77,636
Microchip Technology, Inc.	2,300	66,838
VeriSign, Inc.*	2,730	66,175
Logitech International S.A.*	2,580	44,118

Total Information Technology		16,264,108

		MARKET
	SHARES	VALUE

HEALTH CARE 11.1%
Teva Pharmaceutical Industries Ltd. — SP ADR	11,130	$625,283
Gilead Sciences, Inc.*	13,350	577,788
Amgen, Inc.*	7,110	402,213
Celgene Corp.*	6,860	381,965
Express Scripts, Inc.*	3,690	319,000
Biogen Idec, Inc.*	4,740	253,590
Genzyme Corp.*	5,010	245,540
Intuitive Surgical, Inc.*	570	172,892
Life Technologies Corp.*	2,720	142,066
Vertex Pharmaceuticals, Inc.*	3,130	134,120
Warner Chilcott PLC*	3,770	107,332
Cerner Corp.*	1,220	100,577
Mylan Laboratories, Inc.*	4,670	86,068
QIAGEN N.V.*	3,510	78,343
DENTSPLY International, Inc.	2,200	77,374
Henry Schein, Inc.*	1,360	71,536
Cephalon, Inc.*	1,100	68,651
Hologic, Inc.*	4,090	59,305
Illumina, Inc.*	1,850	56,703
Patterson Companies, Inc.*	1,770	49,525

Total Health Care		4,009,871

CONSUMER DISCRETIONARY 10.3%
Amazon.com, Inc.*	4,330	582,471
Comcast Corp. — Class A	21,750	366,705
Starbucks Corp.*	15,500	357,430
DIRECTV*	10,490	349,841
News Corp.	21,450	293,650
Bed Bath & Beyond, Inc.*	5,320	205,512
Staples, Inc.	7,310	179,753
Priceline.com, Inc.*	700	152,950
Sears Holdings Corp.*	1,820	151,879
Apollo Group, Inc. — Class A*	2,360	142,969
Mattel, Inc.	6,220	124,276
Wynn Resorts Ltd.	2,020	117,625
Expedia, Inc.*	4,280	110,039
Liberty Media
Corp-Interactive*	8,230	89,213
Urban Outfitters, Inc.*	2,510	87,825
Garmin Ltd.	2,800	85,960
Virgin Media, Inc.	5,060	85,160
Ross Stores, Inc.	1,910	81,576
O’Reilly Automotive, Inc.*	2,060	78,527
DISH Network Corp. — Class A	3,240	67,295

Total Consumer Discretionary		3,710,656

INDUSTRIALS 2.9%
Paccar, Inc.	6,140	222,698
First Solar, Inc.*	1,120	151,648
CH Robinson Worldwide, Inc.	2,500	146,825
Expeditors International of Washington, Inc.	3,140	109,052

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	51

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     NASDAQ-100® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Fastenal Co.	2,140	$89,109
Joy Global, Inc.	1,510	77,901
Stericycle, Inc.*	1,330	73,376
Cintas Corp.	2,760	71,898
J.B. Hunt Transport Services,
Inc.	1,910	61,636
Foster Wheeler AG*	2,000	58,880

Total Industrials		1,063,023

TELECOMMUNICATION SERVICES 1.1%
Vodafone Group PLC — SP ADR	8,790	202,961
Millicom International
Cellular SA	1,580	116,557
NII Holdings, Inc. — Class B*	2,430	81,599

Total Telecommunication Services		401,117

CONSUMER STAPLES 0.6%
Costco Wholesale Corp.	3,460	204,728

Total Consumer Staples		204,728

MATERIALS 0.3%
Sigma-Aldrich Corp.	1,760	88,933

Total Materials		88,933

Total Common Stocks
(Cost $15,582,501)		25,742,436

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 18.3%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10††	$2,757,100	2,757,100
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	1,051,159	1,051,159
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	1,043,141	1,043,141
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	1,043,141	1,043,141
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	736,335	736,335

Total Repurchase Agreements
(Cost $6,630,876)		6,630,876

Total Investments 89.6%
(Cost $22,213,377)		$32,373,312

Other Assets in Excess of
Liabilities – 10.4%		$3,738,868

Net Assets – 100.0%		$36,112,180

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED(a)
March 2010 NASDAQ-100 Index Mini Futures Contracts (Aggregate Market Value of Contracts $24,345,150)	654	$547,691

	UNITS
EQUITY INDEX SWAP AGREEMENTS(b)
Credit Suisse Capital, LLC January 2010 NASDAQ-100 Index Swap, Terminating 01/04/10††† (Notional Market Value $18,343,504)	9,860	$929,784
Goldman Sachs International January 2010 NASDAQ-100 Index Swap, Terminating 01/04/10††† (Notional Market Value $3,483,046)	1,872	126,697

(Total Notional Market
Value $21,826,550)		$1,056,481

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7. ADR — American Depository Receipt.
52	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 70.9%(a)

FINANCIALS 13.6%
New York Community Bancorp, Inc.	4,690	$68,052
Everest Re Group Ltd.	680	58,262
Federal Realty Investment Trust	689	46,659
Nationwide Health Properties, Inc.	1,270	44,679
SL Green Realty Corp.	880	44,211
AMB Property Corp.	1,660	42,413
Liberty Property Trust	1,280	40,973
Eaton Vance Corp.	1,329	40,415
Macerich Co.	1,092	39,270
Reinsurance Group of America, Inc.	820	39,073
Rayonier, Inc.	900	37,944
W.R. Berkley Corp.	1,530	37,699
First American Corp.	1,130	37,414
MSCI, Inc. — Class A*	1,170	37,206
HCC Insurance Holdings, Inc.	1,279	35,774
Fidelity National Financial, Inc. — Class A	2,610	35,131
Cullen/Frost Bankers, Inc.	680	34,000
Hospitality Properties Trust	1,389	32,933
Commerce Bancshares, Inc.	834	32,292
Alexandria Real Estate Equities, Inc.	500	32,145
Jefferies Group, Inc.*	1,350	32,036
Regency Centers Corp.	910	31,905
Affiliated Managers Group, Inc.*	470	31,655
Senior Housing Properties Trust	1,440	31,493
Duke Realty Corp.	2,539	30,900
Mack-Cali Realty Corp.	890	30,767
Realty Income Corp.	1,180	30,574
Camden Property Trust	720	30,506
Waddell & Reed Financial, Inc. — Class A	969	29,593
First Niagara Financial Group, Inc.	2,120	29,489
Jones Lang LaSalle, Inc.	470	28,388
UDR, Inc.	1,720	28,277
Essex Property Trust, Inc.	330	27,605
Old Republic International Corp.	2,729	27,399
Highwoods Properties, Inc.	800	26,680
Raymond James Financial, Inc.	1,120	26,622
Arthur J. Gallagher & Co.	1,149	25,864
SEI Investments Co.	1,459	25,562
Bank of Hawaii Corp.	540	25,412
Hanover Insurance Group, Inc.	559	24,836
Washington Federal, Inc.	1,270	24,562

		MARKET
	SHARES	VALUE

Corporate Office Properties Trust SBI	659	$24,139
Brown & Brown, Inc.	1,329	23,882
Valley National Bancorp	1,667	23,555
Weingarten Realty Investors	1,180	23,352
Stancorp Financial Group, Inc.	559	22,371
City National Corp.	490	22,344
American Financial Group, Inc.	880	21,956
AmeriCredit Corp.*	1,090	20,754
BRE Properties, Inc. — Class A	620	20,510
FirstMerit Corp.	965	19,435
BancorpSouth, Inc.	819	19,214
SVB Financial Group*	460	19,177
Apollo Investment Corp.	1,970	18,774
Omega Healthcare Investors, Inc.	960	18,672
Westamerica Bancorporation	330	18,272
Fulton Financial Corp.	2,000	17,440
TCF Financial Corp.	1,260	17,161
Protective Life Corp.	970	16,054
Associated Banc-Corp.	1,449	15,954
Mercury General Corp.	400	15,704
NewAlliance Bancshares, Inc.	1,200	14,412
Trustmark Corp.	630	14,200
Potlatch Corp.	440	14,027
Unitrin, Inc.	559	12,326
Astoria Financial Corp.	920	11,436
Synovus Financial Corp.	5,429	11,129
International Bancshares Corp.	580	10,979
Wilmington Trust Corp.	790	9,749
Cousins Properties, Inc.	1,126	8,591
Webster Financial Corp.	720	8,546
PacWest Bancorp	340	6,851
Equity One, Inc.	370	5,983
Horace Mann Educators Corp.	440	5,500
Cathay General Bancorp	700	5,285

Total Financials		1,954,404

INFORMATION TECHNOLOGY 10.8%
Cree, Inc.*	1,170	65,953
Lam Research Corp.*	1,440	56,462
Avnet, Inc.*	1,700	51,272
Global Payments, Inc.	910	49,013
F5 Networks, Inc.*	900	47,682
Equinix, Inc.*	437	46,388
Lender Processing Services, Inc.	1,090	44,319
ANSYS, Inc.*	1,000	43,460
Arrow Electronics, Inc.*	1,349	39,944
Sybase, Inc.*	919	39,885
Hewitt Associates, Inc.*	940	39,724
Alliance Data Systems Corp.*	590	38,108
Rovi Corp.*	1,170	37,288

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	53

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Synopsys, Inc.*	1,640	$36,539
Broadridge Financial Solutions, Inc.	1,540	34,742
Trimble Navigation Ltd.*	1,359	34,247
3Com Corp.*	4,430	33,225
Ingram Micro, Inc. — Class A*	1,850	32,282
FactSet Research Systems, Inc.	469	30,893
Itron, Inc.*	450	30,406
AOL, Inc.*	1,220	28,402
CommScope, Inc.*	1,060	28,122
Solera Holdings, Inc.	780	28,088
Micros Systems, Inc.*	900	27,927
Tech Data Corp.*	570	26,596
Informatica Corp.*	1,009	26,093
Silicon Laboratories, Inc.*	520	25,137
Polycom, Inc.*	960	23,971
Atmel Corp.*	5,117	23,589
Jack Henry & Associates, Inc.	960	22,195
Parametric Technology Corp.*	1,329	21,716
Diebold, Inc.	750	21,337
Intersil Corp. — Class A	1,390	21,323
NCR Corp.*	1,799	20,023
NeuStar, Inc.*	840	19,354
DST Systems, Inc.*	440	19,162
National Instruments Corp.	639	18,819
Zebra Technologies Corp. — Class A*	660	18,718
Palm, Inc.*	1,859	18,664
Cadence Design Systems, Inc.*	3,040	18,210
International Rectifier Corp.*	800	17,696
Vishay Intertechnology, Inc.*	2,110	17,618
Convergys Corp.*	1,390	14,942
Plantronics, Inc.	560	14,549
RF Micro Devices, Inc.*	3,019	14,401
ADTRAN, Inc.	630	14,206
Fairchild Semiconductor International, Inc.*	1,400	13,986
Quest Software, Inc.*	710	13,064
Integrated Device Technology, Inc.*	1,880	12,164
Gartner, Inc. — Class A*	670	12,087
Mantech International Corp. — Class A*	249	12,022
Acxiom Corp.*	890	11,944
Semtech Corp.*	700	11,907
Fair Isaac Corp.	550	11,720
Digital River, Inc.*	430	11,606
Ciena Corp.*	1,030	11,165
ValueClick, Inc.*	970	9,816
Mentor Graphics Corp.*	1,110	9,801
SRA International, Inc. — Class A*	490	9,359
Advent Software, Inc.*	169	6,883

		MARKET
	SHARES	VALUE

ADC Telecommunications, Inc.*	1,090	$6,769
ACI Worldwide, Inc.*	390	6,689

Total Information Technology		1,553,672

INDUSTRIALS 10.4%
Joy Global, Inc.	1,160	59,844
Manpower, Inc.	890	48,576
Bucyrus International, Inc.	850	47,915
AMETEK, Inc.	1,220	46,653
URS Corp.*	939	41,804
Donaldson Company, Inc.	879	37,393
Oshkosh Corp.	1,009	37,363
Kansas City Southern*	1,090	36,286
Pentair, Inc.	1,110	35,853
Aecom Technology Corp.*	1,280	35,200
KBR, Inc.	1,809	34,371
AGCO Corp.*	1,039	33,601
Alliant Techsystems, Inc.*	370	32,660
Corrections Corporation of America*	1,310	32,161
J.B. Hunt Transport Services, Inc.	990	31,947
Hubbell, Inc. — Class B	670	31,691
SPX Corp.	560	30,632
Waste Connections, Inc.*	890	29,655
Harsco Corp.	910	29,329
IDEX Corp.	909	28,315
Copart, Inc.*	760	27,839
FTI Consulting, Inc.*	580	27,353
Shaw Group, Inc.*	939	26,996
BE Aerospace, Inc.*	1,139	26,767
Lincoln Electric Holdings, Inc.	480	25,661
Terex Corp.*	1,220	24,168
Kennametal, Inc.	919	23,820
Carlisle Companies, Inc.	690	23,639
MSC Industrial Direct Co.	500	23,500
Nordson Corp.	380	23,248
Watson Wyatt Worldwide, Inc.*	480	22,810
Landstar System, Inc.	570	22,099
Regal-Beloit Corp.	420	21,815
Wabtec Corp.	530	21,645
Lennox International, Inc.	549	21,433
Timken Co.	900	21,339
Thomas & Betts Corp.*	590	21,116
Kirby Corp.*	599	20,863
Con-way, Inc.	560	19,550
Graco, Inc.	680	19,428
Valmont Industries, Inc.	230	18,044
Woodward Governor Co.	639	16,467
Alexander & Baldwin, Inc.	470	16,088
Crane Co.	520	15,922
Trinity Industries, Inc.	900	15,696
Clean Harbors, Inc.*	259	15,439
GATX Corp.	519	14,921

54	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

MPS Group, Inc.*	1,049	$14,413
HNI Corp.	510	14,091
Alaska Air Group, Inc.*	400	13,824
The Brink’s Co.	540	13,144
Granite Construction, Inc.	380	12,791
JetBlue Airways Corp.*	2,320	12,644
Herman Miller, Inc.	630	10,067
Werner Enterprises, Inc.	490	9,697
Rollins, Inc.	490	9,447
Mine Safety Appliances Co.	340	9,020
Corporate Executive Board Co.	390	8,900
Deluxe Corp.	580	8,578
Korn/Ferry International*	519	8,564
Navigant Consulting, Inc.*	559	8,307
AirTran Holdings, Inc.*	1,519	7,929
United Rentals, Inc.*	670	6,573
Federal Signal Corp.	550	3,311

Total Industrials		1,490,215

CONSUMER DISCRETIONARY 9.9%
CarMax, Inc.*	2,499	60,601
Urban Outfitters, Inc.*	1,460	51,085
NVR, Inc.*	69	49,039
Dollar Tree, Inc.*	1,000	48,300
BorgWarner, Inc.	1,320	43,850
Advance Auto Parts, Inc.	1,070	43,314
American Eagle Outfitters, Inc.	2,340	39,733
Petsmart, Inc.	1,399	37,339
DreamWorks Animation SKG, Inc. — Class A*	850	33,957
Strayer Education, Inc.	159	33,786
ITT Educational Services, Inc.*	350	33,586
Tupperware Brands Corp.	720	33,530
Chipotle Mexican Grill, Inc. — Class A*	360	31,738
LKQ Corp.*	1,600	31,344
Mohawk Industries, Inc.*	630	29,988
Toll Brothers, Inc.*	1,550	29,155
Chico’s FAS, Inc.*	2,010	28,241
J. Crew Group, Inc.*	629	28,141
Gentex Corp.	1,550	27,668
Guess?, Inc.	649	27,453
Netflix, Inc.*	490	27,019
Hanesbrands, Inc.*	1,080	26,039
Aeropostale, Inc.*	750	25,538
Dick’s Sporting Goods, Inc.*	1,000	24,870
Williams-Sonoma, Inc.	1,190	24,728
WMS Industries, Inc.*	600	24,000
Phillips-Van Heusen Corp.	579	23,554
Panera Bread Co.*	350	23,440
Service Corporation International	2,860	23,423
The Warnaco Group, Inc.*	510	21,517
John Wiley & Sons, Inc. — Class A	480	20,102

		MARKET
	SHARES	VALUE

Foot Locker, Inc.	1,769	$19,707
Wendy’s/Arby’s Group, Inc. — Class A	4,070	19,088
Lamar Advertising Co.*	599	18,623
Career Education Corp.*	790	18,415
Fossil, Inc.*	540	18,122
Aaron’s, Inc.	619	17,165
Brinker International, Inc.	1,149	17,143
Sotheby’s	760	17,085
Brink’s Home Security Holdings, Inc.*	519	16,940
Collective Brands, Inc.*	720	16,394
Cheesecake Factory, Inc.*	670	14,465
Corinthian Colleges, Inc.*	990	13,632
Rent-A-Center, Inc.*	749	13,272
M.D.C. Holdings, Inc.	420	13,037
Thor Industries, Inc.	400	12,560
Matthews International Corp. — Class A	340	12,046
Saks, Inc.*	1,800	11,808
KB HOME	840	11,491
Life Time Fitness, Inc.*	460	11,468
Under Armour, Inc.*	420	11,453
Scientific Games Corp. — Class A*	730	10,622
Bob Evans Farms, Inc.	350	10,133
Regis Corp.	639	9,949
International Speedway Corp. — Class A	349	9,929
American Greetings Corp. — Class A	450	9,806
Ryland Group, Inc.	487	9,594
AnnTaylor Stores Corp.*	659	8,989
Timberland Co. — Class A*	500	8,965
Scholastic Corp.	289	8,621
Barnes & Noble, Inc.	450	8,582
99 Cents Only Stores*	510	6,666
Boyd Gaming Corp.*	620	5,189
Harte-Hanks, Inc.	430	4,635
Coldwater Creek, Inc.*	650	2,899

Total Consumer Discretionary		1,424,571

HEALTH CARE 8.7%
Vertex Pharmaceuticals, Inc.*	2,180	93,413
Cerner Corp.*	770	63,479
Edwards Lifesciences Corp.*	640	55,584
Henry Schein, Inc.*	1,030	54,178
Beckman Coulter, Inc.	790	51,698
ResMed, Inc.*	850	44,430
Hologic, Inc.*	2,910	42,195
Mettler-Toledo International, Inc.*	380	39,896
Covance, Inc.*	720	39,290
Community Health Systems, Inc.*	1,049	37,344
Perrigo Co.	910	36,254
IDEXX Laboratories, Inc.*	660	35,270

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	55

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Universal Health Services, Inc. — Class B	1,110	$33,855
Omnicare, Inc.	1,340	32,415
Pharmaceutical Product Development, Inc.	1,340	31,410
Techne Corp.	420	28,795
Lincare Holdings, Inc.*	770	28,582
United Therapeutics Corp.*	540	28,431
Health Net, Inc.*	1,180	27,482
Endo Pharmaceuticals Holdings, Inc.*	1,319	27,053
Kinetic Concepts, Inc.*	699	26,317
Charles River Laboratories International, Inc.*	749	25,234
Valeant Pharmaceuticals International*	760	24,160
VCA Antech, Inc.*	969	24,148
Teleflex, Inc.	440	23,712
Gen-Probe, Inc.*	540	23,166
Bio-Rad Laboratories, Inc. — Class A*	220	21,221
Health Management Associates, Inc. — Class A*	2,809	20,421
Owens & Minor, Inc.	470	20,177
OSI Pharmaceuticals, Inc.*	649	20,139
LifePoint Hospitals, Inc.*	619	20,124
Steris Corp.	660	18,460
Medicis Pharmaceutical Corp. — Class A	669	18,096
Masimo Corp.*	590	17,948
WellCare Health Plans, Inc.*	479	17,608
Thoratec Corp.*	640	17,229
Hill-Rom Holdings, Inc.	710	17,033
Varian, Inc.*	320	16,493
Immucor, Inc.*	800	16,192
Psychiatric Solutions, Inc.*	629	13,297
Kindred Healthcare, Inc.*	440	8,122
Affymetrix, Inc.*	800	4,672

Total Health Care		1,245,023

ENERGY 4.8%
Newfield Exploration Co.*	1,509	72,779
Pride International, Inc.*	1,980	63,182
Cimarex Energy Co.	950	50,322
Helmerich & Payne, Inc.	1,200	47,856
Plains Exploration & Production Co.*	1,578	43,648
Arch Coal, Inc.	1,830	40,718
Oceaneering International, Inc.*	619	36,224
Southern Union Co.	1,400	31,780
Encore Acquisition Co.*	630	30,253
Forest Oil Corp.*	1,269	28,235
Tidewater, Inc.	580	27,811
Patterson-UTI Energy, Inc.	1,740	26,709
Atwood Oceanics, Inc.*	640	22,944

		MARKET
	SHARES	VALUE

Comstock Resources, Inc.*	530	$21,502
Superior Energy Services*	880	21,375
Quicksilver Resources, Inc.*	1,340	20,113
Unit Corp.*	460	19,550
Exterran Holdings, Inc.*	700	15,015
Frontier Oil Corp.	1,180	14,207
Bill Barrett Corp.*	430	13,377
Mariner Energy, Inc.*	1,140	13,235
Patriot Coal Corp.*	850	13,141
Helix Energy Solutions Group, Inc.*	1,040	12,220
Overseas Shipholding Group, Inc.	260	11,427

Total Energy		697,623

UTILITIES 4.8%
Oneok, Inc.	1,190	53,038
MDU Resources Group, Inc.	2,130	50,268
National Fuel Gas Co.	910	45,500
NSTAR	1,200	44,160
OGE Energy Corp.	1,100	40,590
Energen Corp.	810	37,908
Alliant Energy Corp.	1,250	37,825
DPL, Inc.	1,350	37,260
NV Energy, Inc.	2,650	32,807
AGL Resources, Inc.	869	31,692
Atmos Energy Corp.	1,049	30,841
Great Plains Energy, Inc.	1,530	29,667
UGI Corp.	1,220	29,512
Aqua America, Inc.	1,540	26,965
Westar Energy, Inc.	1,240	26,945
Vectren Corp.	919	22,681
Hawaiian Electric Industries, Inc.	1,039	21,715
WGL Holdings, Inc.	570	19,118
Cleco Corp.	690	18,858
IDACORP, Inc.	530	16,934
PNM Resources, Inc.	980	12,397
Black Hills Corp.	440	11,717
Dynegy, Inc.*	5,700	10,317

Total Utilities		688,715

MATERIALS 4.5%
Lubrizol Corp.	770	56,171
Martin Marietta Materials, Inc.	499	44,616
Steel Dynamics, Inc.	2,440	43,237
Albemarle Corp.	1,040	37,825
Terra Industries, Inc.	1,129	36,342
Ashland, Inc.	850	33,677
Sonoco Products Co.	1,130	33,052
Reliance Steel & Aluminum Co.	730	31,551
Valspar Corp.	1,140	30,940
RPM International, Inc.	1,459	29,661
AptarGroup, Inc.	760	27,162
Packaging Corporation of America	1,170	26,922
Temple-Inland, Inc.	1,200	25,332

56	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (conclued)
December 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Greif, Inc. — Class A	380	$20,512
Scotts Miracle-Gro Co. — Class A	510	20,048
Commercial Metals Co.	1,280	20,032
Cytec Industries, Inc.	549	19,995
Cabot Corp.	740	19,410
Silgan Holdings, Inc.	300	17,364
Olin Corp.	890	15,593
Sensient Technologies Corp.	550	14,465
Carpenter Technology Corp.	500	13,475
Minerals Technologies, Inc.	209	11,384
Louisiana-Pacific Corp.*	1,410	9,842
Worthington Industries, Inc.	679	8,875

Total Materials		647,483

CONSUMER STAPLES 2.8%
Energizer Holdings, Inc.*	790	48,411
Church & Dwight Company, Inc.	790	47,756
Ralcorp Holdings, Inc.*	639	38,155
Green Mountain Coffee Roasters, Inc.*	400	32,588
Hansen Natural Corp.*	800	30,720
NBTY, Inc.*	699	30,434
Alberto-Culver Co.	970	28,411
Corn Products International, Inc.	840	24,553
Smithfield Foods, Inc.*	1,590	24,152
Flowers Foods, Inc.	880	20,909
BJ’s Wholesale Club, Inc.*	630	20,607
PepsiAmericas, Inc.	630	18,434
Universal Corp.	278	12,680
Ruddick Corp.	460	11,836
Lancaster Colony Corp.	220	10,934
Tootsie Roll Industries, Inc.	296	8,104

Total Consumer Staples		408,684

TELECOMMUNICATION SERVICES 0.6%
Telephone & Data Systems, Inc.	1,060	35,955
tw telecom Inc.*	1,690	28,967
Syniverse Holdings, Inc.*	790	13,809
Cincinnati Bell, Inc.*	2,280	7,866

Total Telecommunication Services		86,597

Total Common Stocks (Cost $9,490,032)		10,196,987

WARRANTS 0.0%(a)
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.* $12.21, 03/02/12	155	9

Total Consumer Discretionary		9

Total Warrants (Cost $—)		9

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 40.0%(b)
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	$1,234,511	$1,234,511
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	1,225,094	1,225,094
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	1,225,094	1,225,094
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10††	1,198,086	1,198,086
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	864,773	864,773

Total Repurchase Agreements (Cost $5,747,558)		5,747,558

Total Investments 110.9% (Cost $15,237,590)		$15,944,554

Liabilities in Excess of Other
Assets – (10.9)%		$(1,568,354)

Net Assets – 100.0%		$14,376,200

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED(a)
March 2010 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $2,743,600)	38	$21,407

	UNITS
EQUITY INDEX SWAP AGREEMENTS(b)
Credit Suisse Capital, LLC January 2010 S&P MidCap 400 Index
Swap, Terminating 01/04/10†††
(Notional Market Value $5,003,907)	6,886	$302,592
Goldman Sachs International January 2010 S&P MidCap 400 Index Swap, Terminating 01/04/10†††
(Notional Market Value $3,498,768)	4,815	178,513

(Total Notional Market Value $8,502,675)		$481,105

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	57

SCHEDULE OF INVESTMENTS
December 31, 2009
      INVERSE MID-CAP STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 103.4%(b)
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	$1,114,103	$1,114,103
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	1,105,605	1,105,605
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	1,105,605	1,105,605
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	780,427	780,427
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10††	730,511	730,511

Total Repurchase Agreements (Cost $4,836,251)		4,836,251
Total Investments 103.4% (Cost $4,836,251)		$4,836,251

Liabilities in Excess of Other Assets – (3.4)%		$(159,122)

Net Assets – 100.0%		$4,677,129

		UNREALIZED
	CONTRACT	GAIN (LOSS)

FUTURES CONTRACT SOLD SHORT(a)
March 2010 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $72,200)	1	$279

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT(b)
Goldman Sachs International January 2010 S&P MidCap 400 Index Swap, Terminating 01/04/10††† (Notional Market Value $1,841,370)	2,534	$(17,408)
Credit Suisse Capital, LLC January 2010 S&P MidCap 400 Index Swap, Terminating 01/04/10††† (Notional Market Value $2,780,775)	3,827	(122,777)

(Total Notional Market Value $4,622,145)		$(140,185)

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
58	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 54.9%(a)

FINANCIALS 11.1%
E*Trade Financial Corp.*	3,410	$5,967
Assured Guaranty Ltd.	270	5,875
Highwoods Properties, Inc.	152	5,069
MFA Mortgage Investments, Inc.	612	4,498
Platinum Underwriters
Holdings Ltd.	111	4,250
Prosperity Bancshares, Inc.	104	4,209
Stifel Financial Corp.*	67	3,969
ProAssurance Corp.*	73	3,921
FirstMerit Corp.	182	3,665
National Retail Properties, Inc.	171	3,629
Washington Real Estate
Investment Trust	130	3,581
Omega Healthcare Investors, Inc.	183	3,559
SVB Financial Group*	85	3,544
Tanger Factory Outlet Centers, Inc.	90	3,509
Westamerica Bancorporation	63	3,488
Home Properties, Inc.	72	3,435
Apollo Investment Corp.	351	3,345
Montpelier Re Holdings Ltd.	193	3,343
BioMed Realty Trust, Inc.	206	3,251
Developers Diversified Realty Corp.	351	3,250
American Campus Communities, Inc.	111	3,119
East West Bancorp, Inc.	196	3,097
Entertainment Properties Trust	87	3,068
Trustmark Corp.	136	3,065
Knight Capital Group, Inc. — Class A*	197	3,034
Potlatch Corp.	92	2,933
Ares Capital Corp.	235	2,926
LaSalle Hotel Properties	137	2,909
Signature Bank*	91	2,903
CBL & Associates Properties, Inc.	300	2,901
UMB Financial Corp.	73	2,873
NewAlliance Bancshares, Inc.	231	2,774
Mid-America Apartment Communities, Inc.	57	2,752
Equity Lifestyle Properties, Inc.	54	2,725
Healthcare Realty Trust, Inc.	126	2,704
Kilroy Realty Corp.	85	2,607
First Financial Bankshares, Inc.	47	2,549
Umpqua Holding Corp.	190	2,548

		MARKET
	SHARES	VALUE

Redwood Trust, Inc.	170	$2,458
Hancock Holding Co.	55	2,408
Old National Bancorp	192	2,387
IBERIABANK Corp.	44	2,368
Tower Group, Inc.	100	2,341
KBW, Inc.*	83	2,271
National Health Investors, Inc.	61	2,256
Max Capital Group Ltd.	101	2,252
Astoria Financial Corp.	181	2,250
Zenith National Insurance Corp.	75	2,233
DCT Industrial Trust, Inc.	443	2,224
Delphi Financial Group, Inc. — Class A	98	2,192
Conseco, Inc.*	438	2,190
Extra Space Storage, Inc.	189	2,183
RLI Corp.	40	2,130
Piper Jaffray Companies, Inc.*	42	2,126
Hatteras Financial Corp.	76	2,125
MB Financial, Inc.	107	2,110
Sovran Self Storage, Inc.	59	2,108
International Bancshares Corp.	111	2,101
Cash America International, Inc.	60	2,098
Franklin Street Properties Corp.	143	2,089
DiamondRock Hospitality Co.	245	2,075
Capstead Mortgage Corp.	151	2,061
Argo Group International
Holdings Ltd.*	70	2,040
Post Properties, Inc.	100	1,960
PHH Corp.*	121	1,949
PS Business Parks, Inc.	38	1,902
Starwood Property Trust, Inc.	100	1,889
Eastgroup Properties, Inc.	49	1,876
Sunstone Hotel Investors, Inc.*	208	1,847
Selective Insurance Group, Inc.	112	1,842
Webster Financial Corp.	151	1,792
Forestar Real Estate Group, Inc.*	81	1,780
Anworth Mortgage Asset Corp.	252	1,764
Glacier Bancorp, Inc.	128	1,756
Ezcorp, Inc.*	101	1,738
Financial Federal Corp.	62	1,705
FNB Corp.	250	1,697
Colonial Properties Trust	143	1,677
Medical Properties Trust, Inc.	165	1,650
United Bankshares, Inc.	81	1,618
Prospect Capital Corp.	136	1,606
Acadia Realty Trust	92	1,552
First Financial Bancorp	106	1,543

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	59

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

National Penn Bancshares, Inc.	266	$1,540
CVB Financial Corp.	178	1,538
MGIC Investment Corp.*	265	1,532
Artio Global Investors, Inc.*	60	1,529
Pico Holdings, Inc.*	46	1,506
American Capital Ltd.*	613	1,496
NBT Bancorp, Inc.	72	1,467
MF Global Holdings Ltd.*	211	1,466
Investors Real Estate Trust	162	1,458
Employers Holdings, Inc.	95	1,457
optionsXpress Holdings, Inc.	92	1,421
Greenlight Capital Re Ltd. — Class A*	60	1,414
Provident Financial Services, Inc.	131	1,395
Allied Capital Corp.*	385	1,390
Wintrust Financial Corp.	45	1,386
Navigators Group, Inc.*	29	1,366
Brookline Bancorp, Inc.	132	1,308
First Midwest Bancorp, Inc.	120	1,307
Portfolio Recovery Associates, Inc.*	29	1,302
Radian Group, Inc.	178	1,301
Community Bank System, Inc.	66	1,274
World Acceptance Corp.*	35	1,254
Lexington Realty Trust	206	1,252
Inland Real Estate Corp.	153	1,247
U-Store-It Trust	169	1,237
Cousins Properties, Inc.	160	1,221
Infinity Property & Casualty Corp.	30	1,219
LTC Properties, Inc.	45	1,204
Chemical Financial Corp.	50	1,179
DuPont Fabros Technology, Inc.	64	1,151
Dollar Financial Corp.*	48	1,136
Equity One, Inc.	70	1,132
Susquehanna Bancshares, Inc.	192	1,131
Texas Capital Bancshares, Inc.*	81	1,131
Ocwen Financial Corp.*	118	1,129
First Cash Financial Services, Inc.*	50	1,110
PacWest Bancorp	55	1,108
Investors Bancorp, Inc.*	100	1,094
Safety Insurance Group, Inc.	30	1,087
City Holding Co.	33	1,067
Independent Bank Corp.	51	1,065
GAMCO Investors, Inc. — Class A	22	1,062
American Capital Agency Corp.	40	1,062
Hilltop Holdings, Inc.*	90	1,048
Horace Mann Educators Corp.	82	1,025
PrivateBancorp, Inc.	113	1,014

		MARKET
	SHARES	VALUE

Parkway Properties, Inc.	48	$999
Pinnacle Financial Partners, Inc.*	70	995
TrustCo Bank Corp.	156	983
Cathay General Bancorp	130	982
MarketAxess Holdings, Inc.	70	973
Simmons First National Corp.	35	973
Columbia Banking Systems, Inc.	60	971
Harleysville Group, Inc.	30	954
Enstar Group*	13	949
Sterling Bancshares, Inc.	184	944
Getty Realty Corp.	40	941
American Equity Investment Life Holding Co.	125	930
S&T Bancorp, Inc.	52	885
Park National Corp.	15	883
Evercore Partners, Inc. — Class A	29	882
Northwest Bancshares, Inc.	77	872
Sun Communities, Inc.	44	869
Boston Private Financial Holdings, Inc.	149	860
Meadowbrook Insurance Group, Inc.	116	858
United Fire & Casualty Co.	47	857
eHealth, Inc.*	52	854
Home Bancshares, Inc.	35	842
Flagstone Reinsurance Holdings	77	842
First Commonwealth Financial Corp.	179	832
Hercules Technology Growth Capital, Inc.	80	831
Maiden Holdings Ltd.	111	813
Cohen & Steers, Inc.	35	799
Riskmetrics Group, Inc.*	50	796
Banco Latinoamericano de Comercio Exterior SA	55	765
First Financial Corp.	25	763
Fifth Street Finance Corp.	71	763
Bank of the Ozarks, Inc.	26	761
Nara Bancorp, Inc.*	66	748
Renasant Corp.	54	734
Community Trust Bancorp, Inc.	30	734
Flushing Financial Corp.	65	732
Walter Investment
Management Corp.	51	731
National Financial Partners Corp.*	90	728
SWS Group, Inc.	60	726
SCBT Financial Corp.	26	720
Amerisafe, Inc.*	40	719

60	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

First Potomac Realty Trust	57	$716
Univest Corporation of
Pennsylvania	40	701
Phoenix Companies, Inc.*	251	698
Pennsylvania Real Estate
Investment Trust	82	694
Nelnet, Inc. — Class A	40	689
Bank Mutual Corp.	99	685
Oppenheimer Holdings, Inc. — Class A	20	664
Duff & Phelps Corp. — Class A	36	657
Danvers Bancorp, Inc.	50	650
Beneficial Mutual Bancorp, Inc.*	66	649
Dime Community Bancshares	55	645
GFI Group, Inc.	137	626
Berkshire Hills Bancorp, Inc.	30	620
WesBanco, Inc.	50	617
Colony Financial, Inc.	30	611
CNA Surety Corp.*	41	610
United Community Banks, Inc.*	180	610
SeaBright Insurance Holdings, Inc.*	53	609
Tompkins Financial Corp.	15	608
MCG Capital Corp.*	140	605
Provident New York Bancorp	71	599
United America Indemnity Ltd. — Class A*	75	594
Education Realty Trust, Inc.	122	590
Southside Bancshares, Inc.	30	589
Citizens Banking Corp.*	849	586
Westfield Financial, Inc.	71	586
TradeStation Group, Inc.*	74	584
FPIC Insurance Group, Inc.*	15	579
Amtrust Financial Services, Inc.	49	579
First Industrial Realty Trust, Inc.*	110	575
Compass Diversified Trust	45	574
Harleysville National Corp.	89	573
Advance America Cash
Advance Centers, Inc.	103	573
iStar Financial, Inc.*	221	566
FBL Financial Group, Inc. — Class A	30	556
Bancfirst Corp.	15	556
State Auto Financial Corp.	30	555
Ramco-Gershenson Properties Trust	58	553
Capital Southwest Corp.	7	552
Arrow Financial Corp.	22	550
TowneBank	47	549
Cedar Shopping Centers, Inc.	80	544

		MARKET
	SHARES	VALUE

MVC Capital, Inc.	46	$543
Territorial Bancorp, Inc.*	30	542
Northfield Bancorp, Inc.	40	541
Cypress Sharpridge
Investments, Inc.	40	540
Urstadt Biddle Properties	35	534
Cardinal Financial Corp.	61	533
Ashford Hospitality Trust, Inc.*	113	524
Oriental Financial Group	48	518
American Physicians Capital, Inc.	17	515
Ambac Financial Group, Inc.*	621	515
Pennymac Mortgage
Investment Trust*	30	515
Donegal Group, Inc. — Class A	33	513
United Financial Bancorp, Inc.	39	511
TriCo Bancshares	30	500
Union Bankshares Corp.	40	496
International Assets Holding Corp.*	34	494
Camden National Corp.	15	491
NorthStar Realty Finance Corp.	143	490
Agree Realty Corp.	21	489
Broadpoint Gleacher Securities, Inc.*	109	486
FelCor Lodging Trust, Inc.*	135	486
BGC Partners, Inc. — Class A	104	480
Universal Health Realty Income Trust	15	480
Home Federal Bancorp, Inc.	36	479
CapLease, Inc.	107	469
StellarOne Corp.	47	468
Government Properties Income Trust	20	460
Invesco Mortgage Capital, Inc.	20	455
Safeguard Scientifics, Inc.*	44	454
1st Source Corp.	28	451
Lakeland Financial Corp.	26	449
Suffolk Bancorp	15	446
BankFinancial Corp.	45	446
Citizens, Inc.*	68	444
Capital City Bank Group, Inc.	32	443
PMA Capital Corp.*	70	441
Tejon Ranch Co.*	15	438
WSFS Financial Corp.	17	436
Encore Capital Group, Inc.*	25	435
Heartland Financial USA, Inc.	30	431
Great Southern Bancorp, Inc.	20	427
Centerstate Banks of Florida, Inc.	42	424
Credit Acceptance Corp.*	10	421
CreXus Investment Corp.*	30	419

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	61

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Kite Realty Group Trust	102	$415
Calamos Asset Management, Inc. — Class A	36	415
First Mercury Financial Corp.	30	411
Stewart Information Services Corp.	36	406
SY Bancorp, Inc.	19	406
First Bancorp	29	405
Kearny Financial Corp.	40	403
The PMI Group, Inc.*	160	403
PennantPark Investment Corp.	45	401
First Busey Corp.	103	401
Pacific Continental Corp.	35	400
First Community Bancshares, Inc.	33	398
Monmouth Real Estate
Investment Corp. — Class A	53	394
Gladstone Capital Corp.	51	393
First Bancorp Puerto Rico	170	391
NGP Capital Resources Co.	48	390
Penson Worldwide Company, Inc.*	43	390
Washington Trust Bancorp, Inc.	25	390
Presidential Life Corp.	42	384
Sandy Spring Bancorp, Inc.	43	382
Republic Bancorp, Inc.	18	371
Baldwind & Lyons, Inc. — Class B	15	369
Westwood Holdings Group, Inc.	10	363
Western Alliance Bancorp*	96	363
Oceanfirst Financial Corp.	32	362
Apollo Commercial Real
Estate Finance, Inc.*	20	360
TICC Capital Corp.	59	357
Main Street Capital Corp.	22	355
Abington Bancorp, Inc.	51	351
Consolidated-Tomoka Land Co.	10	349
Orrstown Financial
Services, Inc.	10	349
Glimcher Realty Trust	128	346
Wilshire Bancorp, Inc.	42	344
LaBranche & Company, Inc.*	121	344
Cardtronics, Inc.*	31	343
Avatar Holdings, Inc.*	20	340
Eagle Bancorp, Inc.*	32	335
Washington Banking Co.	28	334
Cogdell Spencer, Inc.	59	334
Hersha Hospitality Trust	105	330
Saul Centers, Inc.	10	328
Alliance Financial Corp.	12	326
Bank of Marin Bancorp	10	326

		MARKET
	SHARES	VALUE

First Financial Holdings, Inc.	25	$325
Harris & Harris Group, Inc.*	71	324
Penns Woods Bancorp, Inc.	10	324
Tower Bancorp, Inc.	14	320
CNB Financial Corp.	20	320
Life Partners Holdings, Inc.	15	318
ESSA Bancorp, Inc.	27	316
Epoch Holding Corp.	30	314
Century Bancorp, Inc.	14	308
First Bancorp, Inc.	20	308
US Global Investors, Inc. — Class A	25	308
South Financial Group, Inc.	469	302
Bryn Mawr Bank Corp.	20	302
Kansas City Life Insurance Co.	10	298
Strategic Hotels & Resorts, Inc.*	159	296
JMP Group, Inc.	30	292
ESB Financial Corp.	22	291
American Safety Insurance
Holdings Ltd.*	20	289
Citizens & Northern Corp.	30	286
CoBiz Financial, Inc.	60	285
First Marblehead Corp.*	133	283
National Bankshares, Inc.	10	283
Associated Estates Realty Corp.	25	282
Sterling Bancorp	39	278
Heritage Financial Corp.	20	276
Bar Harbor Bankshares	10	275
ViewPoint Financial Group	19	274
First Merchants Corp.	46	273
Winthrop Realty Trust	25	272
Gladstone Commercial Corp.	20	268
First Financial Northwest, Inc.	40	262
Bancorp Rhode Island, Inc.	10	257
BlackRock Kelso Capital Corp.	30	256
First of Long Island Corp.	10	253
Mission West Properties	35	252
Care Investment Trust, Inc.	32	249
NYMAGIC, Inc.	15	249
China Housing & Land Development, Inc.*	60	248
FBR Capital Markets Corp.*	40	247
Medallion Financial Corp.	30	245
Home Bancorp, Inc.*	20	244
German American Bancorp	15	244
Lakeland Bancorp, Inc.	38	243
Triangle Capital Corp.	20	242
Bridge Bancorp, Inc.	10	240
Bancorp, Inc.*	35	240
Metro Bancorp, Inc.*	19	239
Gramercy Capital Corp.*	91	236
NewStar Financial, Inc.*	60	235

62	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Oritani Financial Corp.	17	$233
Ames National Corp.	11	232
Sanders Morris Harris Group, Inc.	42	231
American Physicians Service Group, Inc.	10	231
Merchants Bancshares, Inc.	10	226
First Defiance Financial Corp.	20	226
Citizens Holding Co.	10	224
Center Bancorp, Inc.	25	223
Ohio Valley Banc Corp.	10	220
American National Bankshares, Inc.	10	219
Kayne Anderson Energy
Development Co.	15	218
Shore Bancshares, Inc.	15	217
Ameris Bancorp	30	216
Southwest Bancorp, Inc.	31	215
EMC Insurance Group, Inc.	10	215
State Bancorp, Inc.	30	213
Gladstone Investment Corp.	46	210
Peoples Financial Corp.	10	203
Auburn National Bancorporation, Inc.	10	197
Peapack Gladstone Financial Corp.	15	190
Bank of Kentucky Financial Corp.	10	188
Clifton Savings Bancorp, Inc.	20	187
Chicopee Bancorp, Inc.*	15	187
NASB Financial, Inc.	8	186
Roma Financial Corp.	15	185
Santander BanCorp*	15	184
Asset Acceptance Capital Corp.*	27	183
Resource Capital Corp.	37	182
Mercer Insurance Group, Inc.	10	182
Cowen Group, Inc.*	30	178
RAIT Financial Trust*	135	177
Financial Institutions, Inc.	15	177
Universal Insurance Holdings, Inc.	30	176
Eastern Insurance Holdings, Inc.	20	172
MainSource Financial Group, Inc.	36	172
United Security Bancshares	10	171
Enterprise Financial Services Corp.	22	170
UMH Properties, Inc.	20	170
Northrim BanCorp, Inc.	10	169
Cape Bancorp, Inc.*	25	168
Crawford & Co. — Class B*	42	165

		MARKET
	SHARES	VALUE

Meridian Interstate Bancorp, Inc.*	19	$165
Peoples Bancorp, Inc.	17	165
Kohlberg Capital Corp.	36	164
Hallmark Financial Services, Inc.*	20	159
Rockville Financial, Inc.	15	158
First South Bancorp, Inc.	15	155
Kentucky First Federal Bancorp	14	154
Porter Bancorp, Inc.	10	150
Smithtown Bancorp, Inc.	25	149
West Bancorporation	30	148
Legacy Bancorp, Inc.	15	148
Guaranty Bancorp*	110	145
Thomas Weisel Partners Group, Inc.*	38	144
Virtus Investment Partners, Inc.*	9	143
Midsouth Bancorp, Inc.	10	139
Dynex Capital, Inc.	15	131
CompuCredit Holdings Corp.	39	130
Rewards Network, Inc.	10	126
Primus Guaranty Ltd.*	41	125
Pzena Investment Management, Inc. — Class A*	15	122
National Interstate Corp.	7	119
Old Second Bancorp, Inc.	17	117
Yadkin Valley Financial Corp.	32	117
Sun Bancorp, Inc.*	31	116
Sierra Bancorp	15	114
Banner Corp.	41	110
Enterprise Bancorp, Inc.	10	110
Resource America, Inc. — Class A	27	109
Prudential Bancorp of
Pennsylvania, Inc.	10	95
Republic First Bancorp, Inc.*	22	94
Tree.com, Inc.*	10	92
Pacific Capital Bancorp	95	91
First Financial Service Corp.	10	91
Central Pacific Financial Corp.*	69	90
K-Fed Bancorp	10	88
Flagstar Bancorp, Inc.*	141	85
Farmers Capital Bank Corp.	8	82
Fox Chase Bancorp, Inc.*	8	76
Cheviot Financial Corp.	10	74
First Acceptance Corp.*	37	72
Wilber Corp.	10	72
Sterling Savings Bank*	106	66
Northeast Community Bancorp, Inc.	10	66
Premierwest Bancorp	45	64
Independence Holding Co.	11	64

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	63

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

American Realty Investors, Inc.*	5	$61
Hampton Roads Bankshares, Inc.	35	61
QC Holdings, Inc.	12	58
Brooklyn Federal Bancorp, Inc.	5	50
Waterstone Financial, Inc.*	22	45
Doral Financial Corp.*	10	36
First California Financial Group, Inc.*	10	27

Total Financials		403,820

INFORMATION TECHNOLOGY 10.1%
3Com Corp.*	842	6,315
Solera Holdings, Inc.	146	5,257
Skyworks Solutions, Inc.*	356	5,052
Atheros Communications, Inc.*	143	4,896
Informatica Corp.*	186	4,810
Polycom, Inc.*	175	4,370
Parametric Technology Corp.*	253	4,134
Jack Henry & Associates, Inc.	176	4,069
Concur Technologies, Inc.*	88	3,762
TIBCO Software, Inc.*	384	3,698
Palm, Inc.*	358	3,594
Unisys Corp.*	92	3,548
MercadoLibre, Inc.*	60	3,112
Microsemi Corp.*	175	3,106
Arris Group, Inc.*	269	3,075
Blackboard, Inc.*	66	2,996
Cybersource Corp.*	148	2,976
CACI International, Inc. — Class A*	60	2,931
Plantronics, Inc.	111	2,884
Anixter International, Inc.*	60	2,826
Riverbed Technology, Inc.*	123	2,825
Rackspace Hosting, Inc.*	135	2,815
ADTRAN, Inc.	124	2,796
RF Micro Devices, Inc.*	583	2,781
Veeco Instruments, Inc.*	82	2,709
VeriFone Holdings, Inc.*	163	2,670
Benchmark Electronics, Inc.*	140	2,647
Plexus Corp.*	91	2,594
Progress Software Corp.*	88	2,571
Blue Coat Systems, Inc.*	90	2,569
Wright Express Corp.*	80	2,549
Tessera Technologies, Inc.*	108	2,513
Mantech International Corp. — Class A*	52	2,511
TiVo, Inc.*	239	2,433
Quest Software, Inc.*	131	2,410
Euronet Worldwide, Inc.*	108	2,371
Ariba, Inc.*	189	2,366
Fair Isaac Corp.	111	2,365
Gartner, Inc. — Class A*	131	2,363
Cymer, Inc.*	60	2,303
Formfactor, Inc.*	105	2,285

		MARKET
	SHARES	VALUE

InterDigital, Inc.*	85	$2,256
AsiaInfo Holdings, Inc.*	73	2,224
Commvault Systems, Inc.*	93	2,203
Tekelec*	141	2,154
Blackbaud, Inc.	91	2,150
Comtech Telecommunications Corp.*	61	2,138
Semtech Corp.*	125	2,126
Digital River, Inc.*	78	2,105
Synaptics, Inc.*	68	2,084
Taleo Corp.*	88	2,070
Acxiom Corp.*	153	2,053
Lawson Software, Inc.*	304	2,022
MAXIMUS, Inc.	40	2,000
j2 Global Communications, Inc.*	98	1,994
ViaSat, Inc.*	62	1,970
Cavium Networks, Inc.*	82	1,954
Triquint Semiconductor, Inc.*	322	1,932
EarthLink, Inc.	231	1,920
Emulex Corp.*	176	1,918
Hittite Microwave Corp.*	47	1,915
MKS Instruments, Inc.*	110	1,915
ValueClick, Inc.*	189	1,913
FEI Co.*	81	1,892
Netlogic Microsystems, Inc.*	40	1,850
GSI Commerce, Inc.*	71	1,803
SRA International, Inc. — Class A*	93	1,776
Mentor Graphics Corp.*	199	1,757
Websense, Inc.*	100	1,746
Take-Two Interactive Software, Inc.*	171	1,719
Cabot Microelectronics Corp.*	52	1,714
Monolithic Power
Systems, Inc.*	71	1,702
Intermec, Inc.*	132	1,698
Amkor Technology, Inc.*	235	1,683
SuccessFactors, Inc.*	100	1,658
Power Integrations, Inc.	45	1,636
Littelfuse, Inc.*	50	1,608
Infinera Corp.*	181	1,605
Scansource, Inc.*	60	1,602
DealerTrack Holdings, Inc.*	84	1,578
Netgear, Inc.*	72	1,562
OmniVision Technologies, Inc.*	106	1,540
CSG Systems International, Inc.*	80	1,527
Diodes, Inc.*	74	1,513
Cognex Corp.	85	1,506
Ultimate Software Group, Inc.*	51	1,498
Sapient Corp.*	181	1,497
Entegris, Inc.*	282	1,489

64	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

JDA Software Group, Inc.*	58	$1,477
TeleTech Holdings, Inc.*	72	1,442
Rofin-Sinar Technologies, Inc.*	60	1,417
MicroStrategy, Inc. — Class A*	15	1,410
Tyler Technologies, Inc.*	69	1,374
DTS, Inc. — Class A*	40	1,368
Coherent, Inc.*	46	1,368
Electronics for Imaging, Inc.*	105	1,366
Net 1 UEPS Technologies, Inc.*	70	1,359
Sourcefire, Inc.*	50	1,338
Aruba Networks, Inc.*	125	1,333
Quantum Corp.*	452	1,324
ADC Telecommunications, Inc.*	213	1,323
United Online, Inc.	182	1,309
ACI Worldwide, Inc.*	76	1,303
Harmonic, Inc.*	205	1,298
TNS, Inc.*	50	1,285
Zoran Corp.*	114	1,260
ATMI, Inc.*	67	1,248
Art Technology Group, Inc.*	273	1,231
SYNNEX Corp.*	40	1,226
Ceckpoint Systems, Inc.*	79	1,205
L-1 Identity Solutions, Inc.*	159	1,191
Brooks Automation, Inc.*	136	1,167
SAVVIS, Inc.*	83	1,166
Insight Enterprises, Inc.*	101	1,153
DG FastChannel, Inc.*	41	1,145
Black Box Corp.	40	1,134
Advent Software, Inc.*	27	1,100
Heartland Payment
Systems, Inc.	83	1,090
Manhattan Associates, Inc.*	45	1,081
TTM Technologies, Inc.*	92	1,061
Park Electrochemical Corp.	38	1,050
Standard Microsystems Corp.*	50	1,039
Applied Micro Circuits Corp.*	139	1,038
MTS Systems Corp.	36	1,035
EPIQ Systems, Inc.*	73	1,021
Pegasystems, Inc.	30	1,020
NIC, Inc.	111	1,015
Advanced Energy Industries,
Inc.*	67	1,010
ArcSight, Inc.*	39	998
Netezza Corp.*	101	980
ModusLink Global Solutions,
Inc.*	103	969
Cirrus Logic, Inc.*	140	955
Syntel, Inc.	25	951
Sonus Networks, Inc.*	447	943
Volterra Semiconductor Corp.*	49	937
Acme Packet, Inc.*	84	924
Harris Stratex Networks,
Inc. — Class A*	133	919
Rogers Corp.*	30	909

		MARKET
	SHARES	VALUE

Compellent Technologies,
Inc.*	40	$907
RightNow Technologies, Inc.*	51	886
Cogent, Inc.*	85	883
SonicWALL, Inc.*	116	883
Sycamore Networks, Inc.	42	878
Terremark Worldwide, Inc.*	128	876
Adaptec, Inc.*	255	854
TeleCommunication Systems,
Inc. — Class A*	88	852
Micrel, Inc.	103	845
Echelon Corp.*	73	844
Bottomline Technologies, Inc.*	48	843
IPG Photonics Corp.*	50	837
Forrester Research, Inc.*	32	830
Maxwell Technologies, Inc.*	46	821
OSI Systems, Inc.*	30	818
Avid Technology, Inc.*	63	804
Brightpoint, Inc.*	108	794
Kulicke & Soffa Industries, Inc.*	147	792
comScore, Inc.*	45	790
Universal Display Corp.*	63	779
FARO Technologies, Inc.*	36	772
Epicor Software Corp.*	101	770
Newport Corp.*	83	763
Netscout Systems, Inc.*	52	761
THQ, Inc.*	151	761
Stratasys, Inc.*	44	760
SolarWinds, Inc.*	33	759
Sigma Designs, Inc.*	70	749
Vocus, Inc.*	41	738
STEC, Inc.*	45	735
Ebix, Inc.*	15	732
S1 Corp.*	112	730
Constant Contact, Inc.*	45	720
CTS Corp.	74	712
Switch and Data Facilities.*	35	707
Oplink Communications, Inc.*	43	705
Cass Information Systems, Inc.	23	699
Methode Electronics,
Inc. — Class A	80	694
InfoSpace, Inc.*	81	694
Lattice Semiconductor Corp.*	253	683
RealNetworks, Inc.*	184	683
3PAR, Inc.*	57	675
Ultratech, Inc.*	45	669
China Security & Surveillance
Technology, Inc.*	87	665
The Knot, Inc.*	66	665
Cohu, Inc.	47	656
Actel Corp.*	55	653
Daktronics, Inc.	70	645
NetSuite, Inc.*	40	639

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	65

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Synchronoss Technologies,
Inc.*	40	$632
LivePerson, Inc.*	90	627
Kenexa Corp. — Class A*	47	613
Pericom Semiconductor
Corp.*	53	611
Rubicon Technology, Inc.*	30	609
Intevac, Inc.*	53	608
Kopin Corp.*	145	606
Radiant Systems, Inc.*	58	603
Supertex, Inc.*	20	596
Electro Scientific Industries,
Inc.*	55	595
Global Cash Access Holdings,
Inc.*	79	592
Anadigics, Inc.*	140	591
ShoreTel, Inc.*	102	590
infoGROUP, Inc.*	73	585
Exar Corp.*	81	576
i2 Technologies, Inc.*	30	574
Smith Micro Software, Inc.*	62	567
Novatel Wireless, Inc.*	71	566
Ceva, Inc.*	44	566
Comverge, Inc.*	50	562
Extreme Networks, Inc.*	193	554
Move, Inc.*	333	553
Multi-Fineline Electronix, Inc.*	19	539
Loral Space & Communications,
Inc.*	17	537
Super Micro Computer, Inc.*	48	534
Fortinet, Inc.*	30	527
Ixia*	70	521
Hughes Communications, Inc.*	20	521
MoneyGram International, Inc.*	181	519
Internap Network Services
Corp.*	110	517
Utstarcom, Inc.*	235	515
Perficient, Inc.*	60	506
Ciber, Inc.*	146	504
Internet Capital Group, Inc.*	75	499
Interactive Intelligence, Inc.*	27	498
Radisys Corp.*	52	497
Mercury Computer Systems,
Inc.*	45	495
iGate Corp.	49	490
Seachange International, Inc.*	74	486
Electro Rent Corp.	42	485
Symmetricom, Inc.*	93	484
Imation Corp.*	55	480
Digi International, Inc.*	52	474
Smart Modular Technologies,
Inc.*	75	472
Rudolph Technologies, Inc.*	70	470
Photronics, Inc.*	105	467

		MARKET
	SHARES	VALUE

Internet Brands, Inc. — Class A*	58	$454
Exlservice Holdings, Inc.*	25	454
Silicon Storage Technology,
Inc.*	173	443
Actuate Corp.*	103	441
Cray, Inc.*	68	437
MIPS Technology, Inc.*	99	433
Monotype Imaging Holdings,
Inc.*	47	424
Silicon Graphics International
Corp.*	60	421
Silicon Image, Inc.*	162	418
Openwave Systems, Inc.*	182	415
PROS Holdings, Inc.*	40	414
Archipelago Learning, Inc.*	20	414
Techwell, Inc.*	31	409
Symyx Technologies, Inc.*	74	407
Double-Take Software, Inc.*	40	400
LogMeIn, Inc.*	20	399
IXYS Corp.*	53	393
Anaren, Inc.*	26	391
Globecomm Systems, Inc.*	50	391
Web.com Group, Inc.*	59	385
DivX, Inc.*	68	384
Isilon Systems, Inc.*	55	377
EMS Technologies, Inc.*	26	377
Technitrol, Inc.	85	372
NVE Corp.*	9	372
China Information Security
Technology, Inc.*	60	370
KVH Industries, Inc.*	25	369
Ness Technologies, Inc.*	75	368
Powerwave Technologies, Inc.*	289	364
Advanced Analogic
Technologies, Inc.*	92	362
DemandTec, Inc.*	41	360
LoopNet, Inc.*	36	358
Airvana, Inc.*	47	357
Cogo Group, Inc.*	48	354
Vasco Data Security
International*	56	351
Keynote Systems, Inc.	32	349
Liquidity Services, Inc.*	34	342
Opnet Technologies, Inc.	27	329
Integral Systems, Inc.*	38	329
Bel Fuse, Inc. — Class B	15	322
Entropic Communications,
Inc.*	105	322
Tier Technologies,
Inc. — Class B*	40	320
Deltek, Inc.*	41	319
NCI, Inc.*	11	304
Measurement Specialties, Inc.*	30	302
Rimage Corp.*	17	295

66	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

FalconStor Software, Inc.*	71	$288
Spectrum Control, Inc.*	30	284
Immersion Corp.*	62	283
Agilysys, Inc.	31	282
American Software,
Inc. — Class A	47	282
Ancestry.com, Inc.*	20	280
Limelight Networks, Inc.*	71	279
Innodata Isogen, Inc.*	50	277
Support.com, Inc.*	104	275
Virtusa Corp.*	30	272
Lionbridge Technologies, Inc.*	116	267
BigBand Networks, Inc.*	77	265
Trident Microsystems, Inc.*	140	260
PLX Technology, Inc.*	80	258
Network Equipment Technologies,
Inc.*	63	255
OpenTable, Inc.*	10	255
DSP Group, Inc.*	45	253
Microtune, Inc.*	111	251
Zix Corp.*	142	243
ActivIdentity Corp.*	103	242
Startek, Inc.*	32	239
PC-Tel, Inc.*	40	237
Online Resources Corp.*	45	237
White Electronics Designs
Corp.*	50	234
Unica Corp.*	30	233
Computer Task Group, Inc.*	29	232
Phoenix Technologies Ltd.*	84	231
GSE Systems, Inc.*	42	230
Virage Logic Corp.*	41	226
Hackett Group, Inc.*	81	225
ICx Technologies, Inc.*	23	219
Saba Software, Inc.*	52	215
Marchex, Inc.	42	213
Dynamics Research Corp.*	20	212
CPI International, Inc.*	15	199
Zygo Corp.*	28	188
Dice Holdings, Inc.*	28	183
QAD, Inc.	30	183
SRS Labs, Inc.*	25	183
Callidus Software, Inc.*	60	181
Rosetta Stone, Inc.*	10	180
Chordiant Software, Inc.*	65	179
Emcore Corp.*	164	175
Renaissance Learning, Inc.	15	170
ePlus, Inc.*	10	165
Pervasive Software, Inc.*	34	164
China TransInfo Technology
Corp.*	20	163
GSI Technology, Inc.*	35	157
DDi Corp.*	30	147
Parkervision, Inc.*	80	146

		MARKET
	SHARES	VALUE

Information Services Group,
Inc.*	45	$143
TechTarget, Inc.*	25	141
X-Rite, Inc.*	63	137
Echo Global Logistics, Inc.*	10	127
Communications Systems, Inc.	10	124
Travelzoo, Inc.*	10	123
Opnext, Inc.*	64	122
Imergent, Inc.	20	121
Ipass, Inc.*	112	116
PAR Technology Corp.*	20	116
PC Connection, Inc.*	17	115
eLoyalty Corp.*	15	103
RAE Systems, Inc.*	93	102
MEMSIC, Inc.*	31	102
PC Mall, Inc.*	19	99

Total Information Technology		368,179

INDUSTRIALS 8.6%
UAL Corp.*	360	4,648
Watson Wyatt Worldwide, Co.*	92	4,372
Regal-Beloit Corp.	84	4,363
Nordson Corp.	68	4,160
GrafTech International Ltd.*	257	3,996
American Superconductor
Corp.*	94	3,845
EMCOR Group, Inc.*	141	3,793
Clarcor, Inc.	107	3,471
Tetra Tech, Inc.*	126	3,423
Woodward Governor Co.	128	3,299
Acuity Brands, Inc.	92	3,279
Curtiss-Wright Corp.	101	3,163
Watsco, Inc.	63	3,086
Teledyne Technologies, Inc.*	80	3,069
Clean Harbors, Inc.*	51	3,040
Brady Corp. — Class A	101	3,031
JetBlue Airways Corp.*	549	2,992
Avis Budget Group, Inc.*	222	2,913
Baldor Electric Co.	101	2,837
Alaska Air Group, Inc.*	82	2,834
HNI Corp.	102	2,818
Actuant Corp. — Class A	150	2,779
Moog, Inc. — Class A*	95	2,777
Hexcel Corp.*	209	2,713
MPS Group, Inc.*	196	2,693
Kaydon Corp.	72	2,575
United Stationers, Inc.*	45	2,558
Genesee & Wyoming,
Inc. — Class A*	76	2,481
Geo Group, Inc.*	111	2,429
Granite Construction, Inc.	72	2,424
Esterline Technologies Corp.*	57	2,324
Knight Transportation, Inc.	118	2,276
HUB Group, Inc. — Class A*	84	2,254

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	67

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

A.O. Smith Corp.	51	$2,213
Resources Connection, Inc.*	102	2,164
ESCO Technologies, Inc.	60	2,151
ABM Industries, Inc.	103	2,128
Heico Corp.	48	2,128
Simpson Manufacturing
Company, Inc.	79	2,124
Briggs & Stratton Corp.	113	2,114
Mueller Industries, Inc.	84	2,087
Belden, Inc.	95	2,082
Applied Industrial Technologies, Inc.	92	2,030
SkyWest, Inc.	118	1,997
Healthcare Services Group,
Inc.	91	1,953
Watts Industries,
Inc. — Class A	63	1,948
Triumph Group, Inc.	40	1,930
Otter Tail Power Co.	77	1,910
Insituform Technologies,
Inc. — Class A*	83	1,886
Orbital Sciences Corp.*	123	1,877
Herman Miller, Inc.	117	1,870
Middleby Corp.*	38	1,863
Atlas Air Worldwide Holdings,
Inc.*	50	1,862
EnerSys*	85	1,859
AAR Corp.*	80	1,838
Old Dominion Freight Line,
Inc.*	58	1,781
SYKES Enterprises, Inc.*	68	1,732
Mueller Water Products,
Inc. — Class A	331	1,721
Heartland Express, Inc.	112	1,710
Barnes Group, Inc.	101	1,707
US Airways Group, Inc.*	352	1,704
Werner Enterprises, Inc.	85	1,682
Rollins, Inc.	87	1,677
CoStar Group, Inc.*	40	1,671
American Science &
Engineering, Inc.	22	1,668
Korn/Ferry International*	101	1,666
II-VI, Inc.*	52	1,654
Navigant Consulting, Inc.*	111	1,649
Mine Safety Appliances Co.	62	1,645
Corporate Executive Board Co.	71	1,620
Deluxe Corp.	109	1,612
Beacon Roofing Supply, Inc.*	100	1,600
Forward Air Corp.	62	1,553
Arkansas Best Corp.	52	1,530
AirTran Holdings, Inc.*	289	1,509
Franklin Electric Company, Inc.	50	1,454
Dollar Thrifty Automotive
Group, Inc.*	56	1,434

		MARKET
	SHARES	VALUE

Allegiant Travel Co.*	30	$1,415
Kaman Corp. — Class A	61	1,408
Robbins & Myers, Inc.	59	1,388
EnergySolutions, Inc.	162	1,375
Quanex Building Products
Corp.	81	1,375
Universal Forest Products, Inc.	37	1,362
TrueBlue, Inc.*	90	1,333
Mastec, Inc.*	106	1,325
United Rentals, Inc.*	133	1,305
Orion Marine Group, Inc.*	61	1,285
Heidrick & Struggles
International, Inc.	41	1,281
Lindsay Manufacturing Co.	32	1,275
Ameron International Corp.	20	1,269
Genco Shipping & Trading
Ltd.*	56	1,253
Albany International
Corp. — Class A	55	1,235
Cubic Corp.	33	1,231
RBC Bearings, Inc.*	50	1,216
Interline Brands, Inc.*	70	1,209
Layne Christensen Co.*	41	1,177
Ceradyne, Inc.*	60	1,153
McGrath Rentcorp	51	1,140
EnPro Industries, Inc.*	43	1,136
GeoEye, Inc.*	40	1,115
Griffon Corp.*	91	1,112
Energy Conversion Devices,
Inc.*	103	1,089
K-Tron International, Inc.*	10	1,087
Administaff, Inc.	46	1,085
Mobile Mini, Inc.*	77	1,085
Tutor Perini Corp.*	60	1,085
Astec Industries, Inc.*	40	1,078
John Bean Technologies Corp.	63	1,072
Ennis, Inc.	63	1,058
Cenveo, Inc.*	120	1,050
Huron Consulting Group, Inc.*	45	1,037
Knoll, Inc.	100	1,033
G & K Services, Inc. — Class A	41	1,030
Chart Industries, Inc.*	62	1,026
Tredegar Corp.	64	1,012
Gibraltar Industries, Inc.*	64	1,007
Aircastle Ltd.	102	1,005
ATC Technology Corp.*	42	1,002
Badger Meter, Inc.	25	995
AZZ, Inc.*	30	981
Steelcase, Inc. — Class A	151	960
Advisory Board Co.*	31	950
Comfort Systems USA, Inc.	77	950
Tennant Co.	36	943
School Specialty, Inc.*	40	936
Circor International, Inc.	37	932

68	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Interface, Inc. — Class A	111	$922
Apogee Enterprises, Inc.	63	882
M&F Worldwide Corp.*	22	869
Rush Enterprises,
Inc. — Class A*	73	868
Encore Wire Corp.	41	864
Raven Industries, Inc.	27	858
ACCO Brands Corp.*	115	837
Exponent, Inc.*	30	835
Gorman-Rupp Co.	30	829
Michael Baker Corp.*	20	828
Aerovironment, Inc.*	28	814
Force Protection, Inc.*	154	802
Amerco, Inc.*	16	796
Sun Hydraulics Corp.	30	787
Blount International, Inc.*	76	768
RSC Holdings, Inc.*	109	767
EnerNOC, Inc.*	25	760
Gencorp, Inc.*	108	756
Hawaiian Holdings, Inc.*	108	756
Altra Holdings, Inc.*	61	753
Power-One, Inc.*	173	753
Kforce, Inc.*	60	750
Kelly Services, Inc. — Class A*	61	728
MYR Group, Inc.*	40	723
Viad Corp.	35	722
DynCorp International,
Inc. — Class A*	50	717
DigitalGlobe, Inc.*	29	702
American Ecology Corp.	40	682
Ener1, Inc.*	107	678
Team, Inc.*	36	677
CBIZ, Inc.*	87	670
Federal Signal Corp.	111	668
Consolidated Graphics, Inc.*	19	665
Acacia Research*	73	665
Dynamic Materials Corp.	33	662
Eagle Bulk Shipping, Inc.*	133	658
Titan International, Inc.	81	657
LB Foster Co. — Class A*	22	656
Argon ST, Inc.*	30	652
Standex International Corp.	32	643
Freightcar America, Inc.	32	635
Powell Industries, Inc.*	20	631
Kimball International,
Inc. — Class B	74	630
Dycom Industries, Inc.*	78	626
Evergreen Solar, Inc.*	411	621
Spherion Corp.*	110	618
Microvision, Inc.*	194	615
CRA International, Inc.*	23	613
RailAmerica, Inc.*	50	610
FuelCell Energy, Inc.*	160	602

		MARKET
	SHARES	VALUE

H&E Equipment Services, Inc.*	57	$598
Sterling Construction
Company, Inc.*	30	575
Broadwind Energy, Inc.*	71	574
On Assignment, Inc.*	80	572
Great Lakes Dredge &
Dock Co.	86	557
American Reprographics Co.*	79	554
Taser International, Inc.*	125	547
Polypore International, Inc.*	46	547
Columbus McKinnon
Corp. — Class A*	40	546
AAON, Inc.	28	546
Colfax Corp.*	45	542
Bowne & Company, Inc.	81	541
Applied Signal Technology,
Inc.	28	540
Republic Airways Holdings,
Inc.*	73	539
Northwest Pipe Co.*	20	537
Marten Transport Ltd.*	29	521
Insteel Industries, Inc.	40	520
Harbin Electric, Inc.*	25	513
Kadant, Inc.*	32	511
Celadon Group, Inc.*	46	499
NACCO Industries,
Inc. — Class A	10	498
Advanced Battery
Technologies, Inc.*	123	492
Trex Company, Inc.*	25	490
Tecumseh Products
Co. — Class A*	41	479
Ampco-Pittsburgh Corp.	15	473
Energy Recovery, Inc.*	66	454
3D Systems Corp.*	40	452
VSE Corp.	10	451
China Fire & Security
Group, Inc.*	32	433
ICF International, Inc.*	16	429
TAL International Group, Inc.	32	423
Satcon Technology Corp.*	150	423
PMFG, Inc.*	26	421
Herley Industries, Inc.*	30	417
Houston Wire & Cable Co.	35	416
Cascade Corp.	15	412
Stanley, Inc.*	15	411
American Commercial Lines,
Inc.*	22	403
Vicor Corp.*	42	391
GT Solar International, Inc.*	70	389
Saia, Inc.*	26	385
Pike Electric Corp.*	41	380
Ladish Company, Inc.*	25	377
Waste Services, Inc.*	41	374

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	69

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Horizon Lines, Inc. — Class A	67	$373
NCI Building Systems, Inc.*	204	369
Metalico, Inc.*	74	364
Greenbrier Companies, Inc.	35	363
LaBarge, Inc.*	30	361
Schawk, Inc.	26	354
Graham Corp.	17	352
Builders FirstSource, Inc.*	90	347
Cornell Companies, Inc.*	15	341
Textainer Group Holdings Ltd.	20	338
Diamond Management &
Technology Consultants, Inc.	45	332
ICT Group, Inc.*	20	327
CDI Corp.	25	324
Air Transport Services Group,
Inc.*	121	319
Ducommun, Inc.	17	318
LSI Industries, Inc.	40	315
International Shipholding
Corp.	10	311
Alamo Group, Inc.	18	309
Flow International Corp.*	100	308
Dynamex, Inc.*	17	308
Innerworkings, Inc.*	52	307
Furmanite Corp.*	80	305
Mistras Group, Inc.*	20	301
American Woodmark Corp.	15	295
Fushi Copperweld, Inc.*	29	293
Titan Machinery, Inc.*	25	289
PowerSecure International,
Inc.*	40	288
Fuel Tech, Inc.*	35	286
Hill International, Inc.*	45	281
Met-Pro Corp.	26	276
Perma-Fix Environmental
Services*	121	275
Aceto Corp.	53	273
APAC Teleservices, Inc.*	45	268
COMSYS IT Partners, Inc.*	30	267
LMI Aerospace, Inc.*	20	266
DXP Enterprises, Inc.*	20	261
Courier Corp.	18	257
USA Truck, Inc.*	20	250
China BAK Battery, Inc.*	90	250
Volt Information Sciences, Inc.*	25	250
Pacer International, Inc.*	77	243
Standard Parking Corp.*	15	238
Ultrapetrol Bahamas Ltd.*	48	228
Ascent Solar Technologies,
Inc.*	43	228
Miller Industries,
Inc. — Class A*	20	227
GP Strategies Corp.*	30	226
SmartHeat, Inc.*	15	218

		MARKET
	SHARES	VALUE

Argan, Inc.*	15	$216
Standard Register Co.	40	204
Trimas Corp.*	28	190
Franklin Covey Co.*	30	189
American Railcar Industries,
Inc.	17	187
Barrett Business Services, Inc.	15	184
TBS International
Ltd. — Class A*	25	184
Multi-Color Corp.	15	183
Odyssey Marine Exploration,
Inc.*	129	182
Universal Truckload Services,
Inc.	10	181
Sauer, Inc.*	15	180
Orion Energy Systems, Inc.*	40	176
Flanders Corp.*	39	174
Astronics Corp.*	20	171
Todd Shipyards Corp.	10	168
Global Defense Technology &
Systems, Inc.*	10	165
Duoyuan Printing, Inc.*	20	161
Portec Rail Products, Inc.	15	161
Twin Disc, Inc.	15	157
Willis Lease Finance Corp.*	10	150
North American Galvanizing &
Coating, Inc.*	30	146
Lawson Products, Inc.	8	141
Omega Flex, Inc.	10	140
CAI International, Inc.*	15	135
Eastern Co.	10	134
Primoris Services Corp.	15	120
Chase Corp.	10	118
Ultralife Batteries, Inc.*	25	108
YRC Worldwide, Inc.*	126	106
Heritage-Crystal Clean, Inc.*	10	105
Lihua International, Inc.*	10	105
Valence Technology, Inc.*	112	102
Hurco Companies, Inc.*	6	89
BlueLinx Holdings, Inc.*	25	69
Integrated Electrical Services,
Inc.*	10	59

Total Industrials		315,120

HEALTH CARE 7.9%
Human Genome Sciences,
Inc.*	400	12,240
Healthsouth Corp.*	202	3,792
Onyx Pharmaceuticals, Inc.*	125	3,667
Owens & Minor, Inc.	85	3,649
Steris Corp.	128	3,580
Medicis Pharmaceutical
Corp. — Class A	128	3,462
Regeneron Pharmaceuticals,
Inc.*	140	3,385

70	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

WellCare Health Plans, Inc.*	92	$3,382
Haemonetics Corp.*	61	3,364
Masimo Corp.*	110	3,346
Varian, Inc.*	64	3,299
Quality Systems, Inc.	52	3,265
Magellan Health Services, Inc.*	80	3,258
Emergency Medical Services
Corp.*	60	3,249
American Medical Systems
Holdings, Inc.*	162	3,125
Salix Pharmaceuticals Ltd.*	122	3,099
Thoratec Corp.*	115	3,096
athenahealth, Inc.*	68	3,076
Immucor, Inc.*	149	3,016
PSS World Medical, Inc.*	133	3,002
Catalyst Health Solutions, Inc.*	82	2,991
Amedisys, Inc.*	60	2,914
AMERIGROUP Corp.*	107	2,885
HMS Holdings Corp.*	59	2,873
Auxilium Pharmaceuticals, Inc.*	95	2,848
West Pharmaceutical Services,
Inc.	67	2,626
Dionex Corp.*	35	2,585
Psychiatric Solutions, Inc.*	116	2,452
Chemed Corp.	50	2,398
NuVasive, Inc.*	75	2,398
Align Technology, Inc.*	132	2,352
Cubist Pharmaceuticals, Inc.*	122	2,314
Medivation, Inc.*	61	2,297
Par Pharmaceutical Companies,
Inc.*	84	2,273
Eclipsys Corp.*	121	2,241
Isis Pharmaceuticals, Inc.*	198	2,198
ev3, Inc.*	162	2,161
Acorda Therapeutics, Inc.*	80	2,018
Meridian Bioscience, Inc.	92	1,983
Healthspring, Inc.*	111	1,955
Savient Pharmaceuticals, Inc.*	142	1,933
Centene Corp.*	91	1,926
Alkermes, Inc.*	203	1,910
MedAssets, Inc.*	90	1,909
Nektar Therapeutics*	204	1,901
Seattle Genetics, Inc.*	184	1,869
Impax Laboratories, Inc.*	133	1,809
PDL BioPharma, Inc.	259	1,777
Incyte Corp.*	193	1,758
Volcano Corp.*	99	1,721
Exelixis, Inc.*	231	1,702
Parexel International Corp.*	116	1,636
Cepheid, Inc.*	128	1,597
Gentiva Health Services, Inc.*	58	1,567
Genoptix, Inc.*	44	1,563
Vivus, Inc.*	169	1,553
AmSurg Corp.*	70	1,541

		MARKET
	SHARES	VALUE

AMAG Pharmaceuticals, Inc.*	40	$1,521
Theravance, Inc.*	116	1,516
Wright Medical Group, Inc.*	80	1,516
Kindred Healthcare, Inc.*	81	1,495
Alnylam Pharmaceuticals, Inc.*	84	1,480
Integra LifeSciences Holdings
Corp.*	40	1,471
RehabCare Group, Inc.*	48	1,461
Viropharma, Inc.*	173	1,451
Invacare Corp.	57	1,422
Phase Forward, Inc.*	92	1,412
Cell Therapeutics, Inc.*	1,234	1,407
Conmed Corp.*	60	1,368
Luminex Corp.*	88	1,314
Zoll Medical Corp.*	49	1,309
Bruker Corp.*	108	1,302
Sirona Dental Systems, Inc.*	41	1,301
Cyberonics, Inc.*	63	1,288
Abaxis, Inc.*	50	1,277
Conceptus, Inc.*	68	1,276
Celera Corp.*	181	1,251
Orthofix International NV*	40	1,239
Merit Medical Systems, Inc.*	64	1,235
Martek Biosciences Corp.*	65	1,231
Healthways, Inc.*	67	1,229
Analogic Corp.	31	1,194
Insulet Corp.*	83	1,185
inVentiv Health, Inc.*	72	1,164
LHC Group, Inc.*	34	1,143
IPC The Hospitalist Co.*	34	1,130
PharMerica Corp.*	71	1,127
MannKind Corp.*	127	1,113
ICU Medical, Inc.*	30	1,093
Rigel Pharmaceuticals, Inc.*	114	1,084
Geron Corp.*	190	1,054
Enzon Pharmaceuticals, Inc.*	100	1,053
Allos Therapeutics, Inc.*	159	1,045
Odyssey HealthCare, Inc.*	67	1,044
XenoPort, Inc.*	55	1,021
InterMune, Inc.*	76	991
Affymax, Inc.*	40	990
Momenta Pharmaceuticals,
Inc.*	78	984
Landauer, Inc.	16	982
Bio-Reference Labs, Inc.*	25	980
Greatbatch, Inc.*	50	961
Pharmasset, Inc.*	46	952
Neogen Corp.*	40	944
Medicines Co.*	111	926
ImmunoGen, Inc.*	116	912
Affymetrix, Inc.*	154	899
Halozyme Therapeutics, Inc.*	153	898
Natus Medical, Inc.*	60	887
Facet Biotech Corp.*	50	879

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	71

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Computer Programs &
Systems, Inc.	19	$875
Almost Family, Inc.*	22	870
MWI Veterinary Supply, Inc.*	23	867
Sun Healthcare Group, Inc.*	92	844
DexCom, Inc.*	104	840
SonoSite, Inc.*	35	827
Quidel Corp.*	60	827
Micromet, Inc.*	124	826
Omnicell, Inc.*	70	818
Emeritus Corp.*	43	806
Select Medical Holdings
Corp.*	70	743
Arena Pharmaceuticals, Inc.*	204	724
Angiodynamics, Inc.*	45	724
Optimer Pharmaceuticals, Inc.*	63	711
Cross Country Healthcare,
Inc.*	71	704
Universal American Financial
Corp.*	60	702
Inspire Pharmaceuticals, Inc.*	127	701
Vanda Pharmaceuticals, Inc.*	62	697
Hanger Orthopedic Group,
Inc.*	50	691
Molina Healthcare, Inc.*	30	686
BioScrip, Inc.*	82	686
Air Methods Corp.*	20	672
Corvel Corp.*	20	671
Triple-S Management
Corp. — Class B*	37	651
Cantel Medical Corp.*	32	646
Symmetry Medical, Inc.*	80	645
SurModics, Inc.*	27	612
ABIOMED, Inc.*	70	612
Clinical Data, Inc.*	33	603
AMN Healthcare Services,
Inc.*	66	598
Sangamo Biosciences, Inc.*	100	592
Genomic Health, Inc.*	30	587
National Healthcare Corp.	16	578
Metabolix, Inc.*	51	565
Somanetics Corp.*	32	562
Hi-Tech Pharmacal Company,
Inc.*	20	561
Dyax Corp.*	164	556
Ariad Pharmaceuticals, Inc.*	243	554
eResearch Technology, Inc.*	92	553
Ligand Pharmaceuticals,
Inc. — Class B*	252	547
Questcor Pharmaceuticals,
Inc.*	115	546
Sequenom, Inc.*	129	534
Endologix, Inc.*	101	533

		MARKET
	SHARES	VALUE

Assisted Living Concepts,
Inc. — Class A*	20	$527
Santarus, Inc.*	113	522
IRIS International, Inc.*	42	519
Electro-Optical Sciences, Inc.*	50	518
Emergent Biosolutions, Inc.*	38	516
Res-Care, Inc.*	46	515
Nabi Biopharmaceuticals*	105	514
OraSure Technologies, Inc.*	101	513
Kendle International, Inc.*	28	513
Orthovita, Inc.*	141	495
Zymogenetics, Inc.*	77	492
Medical Action Industries,
Inc.*	30	482
Micrus Endovascular Corp.*	32	480
Obagi Medical Products,
Inc.*	40	480
Accuray, Inc.*	85	477
Durect Corp.*	192	474
Albany Molecular Research,
Inc.*	52	472
Orexigen Therapeutics, Inc.*	63	469
Cadence Pharmaceuticals,
Inc.*	48	464
Cypress Bioscience, Inc.*	80	461
Curis, Inc.*	140	455
RTI Biologics, Inc.*	118	453
Spectranetics Corp.*	65	452
Immunomedics, Inc.*	139	446
MAKO Surgical Corp.*	40	444
AGA Medical Holdings, Inc.*	30	443
AMICAS, Inc.*	81	441
Pain Therapeutics, Inc.*	82	440
Protalix BioTherapeutics, Inc.*	66	437
Chindex International, Inc.*	30	424
SIGA Technologies, Inc.*	73	423
US Physical Therapy, Inc.*	25	423
Ardea Biosciences, Inc.*	30	420
Palomar Medical
Technologies, Inc.*	40	403
Novavax, Inc.*	148	394
BMP Sunstone Corp.*	69	393
NxStage Medical, Inc.*	47	392
Spectrum Pharmaceuticals,
Inc.*	88	391
Cytori Therapeutics, Inc.*	64	390
American Dental Partners,
Inc.*	30	387
Kensey Nash Corp.*	15	382
Vital Images, Inc.*	30	381
TomoTherapy, Inc.*	97	378
Lexicon Genetics, Inc.*	219	372
Depomed, Inc.*	111	372
Alphatec Holdings, Inc.*	69	368

72	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

CryoLife, Inc.*	56	$360
BioMimetic Therapeutics, Inc.*	30	358
Enzo Biochem, Inc.*	66	355
HeartWare International, Inc.*	10	355
Delcath Systems, Inc.*	69	355
Accelrys, Inc.*	61	350
Exactech, Inc.*	20	346
Cambrex Corp.*	62	346
Vascular Solutions, Inc.*	41	344
Alliance Imaging, Inc.*	60	343
Allion Healthcare, Inc.*	51	335
Arqule, Inc.*	90	332
Sunrise Senior Living, Inc.*	103	332
SuperGen, Inc.*	126	330
StemCells, Inc.*	262	330
NPS Pharmaceuticals, Inc.*	97	330
Pozen, Inc.*	55	329
BioCryst Pharmaceuticals, Inc.*	50	323
ATS Medical, Inc.*	100	323
Maxygen, Inc.*	53	323
Bovie Medical Corp.*	41	320
Ista Pharmaceuticals, Inc.*	70	319
Providence Service Corp.*	20	316
Osiris Therapeutics, Inc.*	44	314
Medidata Solutions, Inc.*	20	312
AVI BioPharma, Inc.*	213	311
Rockwell Medical Technologies,
Inc.*	40	308
Allied Healthcare International,
Inc.*	103	300
Skilled Healthcare Group,
Inc. — Class A*	40	298
KV Pharmaceutical Co.*	81	297
Vical, Inc.*	90	296
Biospecifics Technologies
Corp.*	10	293
Utah Medical Products, Inc.	10	293
Repligen Corp.*	71	292
Synovis Life Technologies,
Inc.*	22	284
Stereotaxis, Inc.*	72	283
Array Biopharma, Inc.*	97	273
Cumberland Pharmaceuticals,
Inc.*	20	272
AVANIR Pharmaceuticals,
Inc. — Class A*	143	272
CardioNet, Inc.*	45	267
Continucare Corp.*	60	262
Progenics Pharmaceuticals,
Inc.*	59	262
Myriad Pharmaceuticals, Inc.*	52	262
Ensign Group, Inc.	17	261
Infinity Pharmaceuticals, Inc.*	42	260
Cutera, Inc.*	30	255

		MARKET
	SHARES	VALUE

Idera Pharmaceuticals, Inc.*	48	$248
Young Innovations, Inc.	10	248
Cytokinetics, Inc.*	85	247
Merge Healthcare, Inc.*	73	245
America Service Group, Inc.	15	238
Celldex Therapeutics, Inc.*	50	234
MAP Pharmaceuticals, Inc.*	24	229
Capital Senior Living Corp.*	45	226
OncoGenex Pharmaceutical,
Inc.*	10	223
Rochester Medical Corp.*	20	223
Medcath Corp.*	28	221
Neurocrine Biosciences, Inc.*	79	215
Transcend Services, Inc.*	10	214
Insmed, Inc.*	274	211
Akorn, Inc.*	117	209
LCA-Vision, Inc.*	40	205
Synta Pharmaceuticals Corp.*	40	202
Cynosure, Inc.*	17	195
Health Grades, Inc.*	45	193
SciClone Pharmaceuticals,
Inc.*	81	189
Nanosphere, Inc.*	29	187
Harvard Bioscience, Inc.*	52	186
Discovery Laboratories, Inc.*	273	172
NovaMed, Inc.*	44	171
Opko Health, Inc.*	90	165
Clarient, Inc.*	62	164
GTx, Inc.*	39	164
Metropolitan Health
Networks, Inc.*	81	161
Nighthawk Radiology
Holdings, Inc.*	35	159
MedQuist, Inc.	23	154
Hemispherx Biopharma, Inc.*	270	151
Chelsea Therapeutics
International, Inc.*	55	149
Javelin Pharmaceuticals, Inc.*	114	148
NeurogesX, Inc.*	19	146
Idenix Pharmaceuticals, Inc.*	68	146
Adolor Corp.*	96	140
Hansen Medical, Inc.*	45	136
ARYx Therapeutics, Inc.*	42	135
Virtual Radiologic Corp.*	10	128
Amicus Therapeutics, Inc.*	31	123
Acura Pharmaceuticals, Inc.*	23	123
TranS1, Inc.*	30	119
RadNet, Inc.*	58	118
Lannet Company, Inc.*	20	118
Biodel, Inc.*	27	117
Caraco Pharmaceutical
Laboratories Ltd.*	19	115
Poniard Pharmaceuticals, Inc.*	60	110
Cardiovascular Systems, Inc.*	22	101

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	73

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

OXiGENE, Inc.*	83	$95
Molecular Insight
Pharmaceuticals, Inc.*	41	92
Cornerstone Therapeutics,
Inc.*	15	92
Home Diagnostics, Inc.*	15	92
Cardiac Science Corp.*	41	91
Matrixx Initiatives, Inc.*	20	84
Omeros Corp.*	10	70
Cardium Therapeutics, Inc.*	100	68
BioDelivery Sciences International,
Inc.*	16	63
Sucampo Pharmaceuticals,
Inc. — Class A*	15	61
American Caresource
Holdings, Inc.*	20	48
MiddleBrook Pharmaceuticals,
Inc.*	83	42
Repros Therapeutics, Inc.*	30	24
EnteroMedics, Inc.*	41	23

Total Health Care		288,594

CONSUMER DISCRETIONARY 7.6%
Tupperware Brands Corp.	137	6,380
Bally Technologies, Inc.*	123	5,079
J. Crew Group, Inc.*	113	5,056
The Warnaco Group, Inc.*	101	4,261
Tractor Supply Co.*	80	4,237
Tempur-Pedic International,
Inc.*	162	3,828
Fossil, Inc.*	101	3,390
Collective Brands, Inc.*	141	3,211
Dana Holding Corp.*	296	3,209
Carter’s, Inc.*	121	3,176
Sotheby’s	137	3,080
Deckers Outdoor Corp.*	30	3,052
Jones Apparel Group, Inc.	183	2,939
Polaris Industries, Inc.	67	2,923
Cheesecake Factory, Inc.*	133	2,871
Wolverine World Wide, Inc.	105	2,858
Dress Barn, Inc.*	122	2,818
Lululemon Athletica, Inc.*	90	2,709
Cooper Tire & Rubber Co.	127	2,546
Matthews International
Corp. — Class A	71	2,516
Rent-A-Center, Inc.*	141	2,499
Gymboree Corp.*	56	2,435
Eastman Kodak Co.*	577	2,435
Brunswick Corp.	190	2,415
Corinthian Colleges, Inc.*	171	2,355
Tenneco, Inc.*	131	2,323
Jack in the Box, Inc.*	118	2,321
Life Time Fitness, Inc.*	92	2,294
Men’s Wearhouse, Inc.	108	2,274
Vail Resorts, Inc.*	60	2,268

		MARKET
	SHARES	VALUE

Capella Education Co.*	30	$2,259
NutriSystem, Inc.	71	2,213
Jo-Ann Stores, Inc.*	61	2,211
OfficeMax, Inc.*	170	2,157
Dillard’s, Inc. — Class A	113	2,085
American Greetings
Corp. — Class A	91	1,983
Skechers U.S.A.,
Inc. — Class A*	67	1,970
Coinstar, Inc.*	70	1,945
Bob Evans Farms, Inc.	66	1,911
Pool Corp.	100	1,908
Cracker Barrel Old Country
Store, Inc.	50	1,899
Iconix Brand Group, Inc.*	147	1,860
Under Armour, Inc.*	68	1,854
HSN, Inc.*	90	1,817
AnnTaylor Stores Corp.*	133	1,814
Ryland Group, Inc.	92	1,812
ArvinMeritor, Inc.*	161	1,800
Gaylord Entertainment Co.*	91	1,797
Regis Corp.	115	1,791
Saks, Inc.*	272	1,784
Valassis Communications, Inc.*	97	1,771
Buckle, Inc.	60	1,757
Orient-Express Hotels
Ltd. — Class A*	173	1,754
Blue Nile, Inc.*	27	1,710
P.F. Chang’s China Bistro, Inc.*	45	1,706
Timberland Co. — Class A*	92	1,650
Jos. A. Bank Clothiers, Inc.*	39	1,645
Buffalo Wild Wings, Inc.*	40	1,611
Charming Shoppes, Inc.*	248	1,605
CEC Entertainment, Inc.*	49	1,564
Live Nation, Inc.*	182	1,549
Children’s Place Retail Stores,
Inc.*	46	1,518
Sally Beauty Holdings, Inc.*	198	1,515
Scholastic Corp.	50	1,491
National CineMedia, Inc.	90	1,491
Unifirst Corp.	30	1,443
Genesco, Inc.*	52	1,428
Helen of Troy Ltd.*	58	1,419
Group 1 Automotive, Inc.*	50	1,417
American Public Education,
Inc.*	40	1,374
Meritage Homes Corp.*	71	1,372
Sonic Corp.*	134	1,349
99 Cents Only Stores*	101	1,320
Hibbett Sports, Inc.*	60	1,319
Monro Muffler Brake, Inc.	39	1,304
Cabela’s, Inc. — Class A*	91	1,298
Arbitron, Inc.	55	1,288
Pier 1 Imports, Inc.*	249	1,267

74	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statemnts.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Steven Madden Ltd.*	30	$1,237
Fuel Systems Solutions, Inc.*	30	1,237
Texas Roadhouse, Inc.*	110	1,235
Cato Corp. — Class A	61	1,224
Liz Claiborne, Inc.*	213	1,199
Pinnacle Entertainment, Inc.*	133	1,194
Modine Manufacturing Co.*	96	1,137
Finish Line, Inc. — Class A	90	1,129
Interval Leisure Group, Inc.*	90	1,122
Papa John’s International, Inc.*	47	1,098
National Presto Industries, Inc.	10	1,092
Ulta Salon Cosmetics & Fragrance, Inc.*	60	1,090
K12, Inc.*	53	1,074
La-Z-Boy, Inc.*	111	1,058
Cinemark Holdings, Inc.	73	1,049
Callaway Golf Co.	139	1,048
CROCS, Inc.*	177	1,018
Belo Corp. — Class A	186	1,012
Ruby Tuesday, Inc.*	140	1,008
Shuffle Master, Inc.*	122	1,005
Steiner Leisure Ltd.*	25	994
Ticketmaster Entertainment, Inc.*	80	978
Stage Stores, Inc.	77	952
CKE Restaurants, Inc.	111	939
The Pep Boys-Manny Moe & Jack	106	897
Fred’s, Inc.	86	877
Stewart Enterprises, Inc. — Class A	170	875
Harte-Hanks, Inc.	80	862
Big 5 Sporting Goods Corp.	50	859
Citi Trends, Inc.*	31	856
DineEquity, Inc.*	35	850
Universal Technical Institute, Inc.*	42	848
PetMed Express, Inc.	48	846
Brown Shoe Company, Inc.	85	839
Ameristar Casinos, Inc.	55	838
True Religion Apparel, Inc.*	45	832
Asbury Automotive Group, Inc.*	72	830
Standard-Pacific Corp.*	221	827
Drew Industries, Inc.*	40	826
Columbia Sportswear Co.	21	820
RCN Corp.*	75	814
Jakks Pacific, Inc.*	64	776
BJ’s Restaurants, Inc.*	41	772
Ascent Media Corp. — Class A*	30	766
Superior Industries International, Inc.	50	765
Exide Technologies*	106	754
DSW, Inc.*	29	751

		MARKET
	SHARES	VALUE

American Axle & Manufacturing Holdings, Inc.*	92	$738
RC2 Corp.*	50	738
Peet’s Coffee & Tea, Inc.*	22	733
The Wet Seal, Inc. — Class A*	212	731
Sonic Automotive, Inc.*	70	727
Ethan Allen Interiors, Inc.	53	711
Lumber Liquidators Holdings, Inc.*	26	697
Universal Electronics, Inc.*	30	697
World Wrestling Entertainment, Inc.	45	690
Domino’s Pizza, Inc.*	82	687
Knology, Inc.*	62	679
CKX, Inc.*	128	675
Winnebago Industries, Inc.*	55	671
iRobot Corp.*	38	669
Maidenform Brands, Inc.*	40	668
hhgregg, Inc.*	30	661
Volcom, Inc.*	39	653
G-III Apparel Group Ltd.*	30	650
Steak N Shake Co.*	2	648
Hot Topic, Inc.*	101	642
Christopher & Banks Corp.	84	640
Stein Mart, Inc.*	60	640
Shutterfly, Inc.*	35	623
Oxford Industries, Inc.	30	620
Pre-Paid Legal Services, Inc.*	15	616
Dolan Media Co.*	58	592
drugstore.com, Inc.*	191	590
America’s Car Mart, Inc.*	22	579
K-Swiss, Inc. — Class A*	57	567
Quiksilver, Inc.*	278	562
Churchill Downs, Inc.	15	560
Zumiez, Inc.*	44	560
Red Robin Gourmet Burgers, Inc.*	31	555
Coldwater Creek, Inc.*	124	553
Grand Canyon Education, Inc.*	29	551
Orbitz Worldwide, Inc.*	75	551
Pacific Sunwear of California, Inc.*	138	549
Smith & Wesson Holding Corp.*	134	548
California Pizza Kitchen, Inc.*	40	538
Ambassadors Group, Inc.	40	532
ChinaCast Education Corp.*	70	529
Speedway Motorsports, Inc.	30	529
Kirkland’s, Inc.*	30	521
Haverty Furniture Companies, Inc.	37	508
Furniture Brands International, Inc.*	93	508
Fuqi International, Inc.*	28	503

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	75

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Marcus Corp.	39	$500
Core-Mark Holding Company, Inc.*	15	494
FGX International Holdings Ltd.*	25	490
Weyco Group, Inc.	20	473
Denny’s Corp.*	212	464
Talbots, Inc.*	52	463
Bridgepoint Education, Inc.*	30	451
Vitamin Shoppe, Inc.*	20	445
AFC Enterprises, Inc.*	53	432
Hovnanian Enterprises, Inc. — Class A*	111	426
EW Scripps Co. — Class A*	60	418
Wonder Auto Technology, Inc.*	35	412
Shoe Carnival, Inc.*	20	409
M/I Homes, Inc.*	39	405
Retail Ventures, Inc.*	45	400
Amerigon, Inc.*	50	397
Cavco Industries, Inc.*	11	395
Sturm Ruger & Company, Inc.	40	388
Unifi, Inc.*	98	380
Movado Group, Inc.	39	379
Krispy Kreme Doughnuts, Inc.*	126	372
Spartan Motors, Inc.	66	372
Mediacom Communications Corp.*	83	371
Sinclair Broadcast Group, Inc. — Class A*	92	371
Multimedia Games, Inc.*	61	367
Beazer Homes USA, Inc.*	75	363
Journal Communications, Inc. — Class A	91	354
Rentrak Corp.*	20	353
Dorman Products, Inc.*	22	345
Standard Motor Products, Inc.*	40	341
Overstock.com, Inc.*	25	339
Blyth, Inc.	10	337
Lithia Motors, Inc. — Class A*	40	329
Lincoln Educational Services Corp.*	15	325
Sealy Corp.*	102	322
Landry’s Restaurants, Inc.*	15	319
Martha Stewart Omnimedia, Inc.*	64	316
Perry Ellis International, Inc.*	20	301
Systemax, Inc.	19	298
CSS Industries, Inc.	15	292
Hooker Furniture Corp.	23	285
Audiovox Corp. — Class A*	40	284
Bebe Stores, Inc.	45	282
Rue21, Inc.*	10	281

		MARKET
	SHARES	VALUE

Sport Supply Group, Inc.	22	$277
LIN TV Corp. — Class A*	60	268
Cherokee, Inc.	15	267
Jackson Hewitt Tax Service, Inc.*	60	264
O’Charleys, Inc.*	40	262
Leapfrog Enterprises, Inc.*	66	258
West Marine, Inc.*	30	242
Rex Stores Corp.*	17	239
Learning Tree International, Inc.*	20	239
Steinway Musical Instruments, Inc.*	15	239
Mac-Gray Corp.*	23	237
Stoneridge, Inc.*	26	234
Gaiam, Inc.*	30	231
Morgans Hotel Group Co.*	50	227
American Apparel, Inc.*	71	220
Midas, Inc.*	25	211
McCormick & Schmick’s Seafood Restaurants, Inc.*	30	209
Vitacost.com, Inc.*	20	208
Stamps.com, Inc.*	23	207
Universal Travel Group*	20	203
LodgeNet Interactive Corp.*	36	199
Isle of Capri Casinos, Inc.*	26	194
New York & Company, Inc.*	45	193
Stanley Furniture Co.*	19	193
Destination Maternity Corp.*	10	190
China Automotive Systems, Inc.*	10	187
Build-A-Bear Workshop, Inc.*	37	181
Hawk Corp.*	10	176
Raser Technologies, Inc.*	142	176
Carmike Cinemas, Inc.*	23	174
Youbet.com, Inc.*	60	172
Fisher Communications, Inc.*	10	163
Monarch Casino & Resort, Inc.*	20	162
Reading International, Inc. — Class A*	40	162
Outdoor Channel Holdings, Inc.*	27	157
Global Sources Ltd.*	25	156
Tuesday Morning Corp.*	60	155
1-800-FLOWERS.com, Inc.*	58	154
Brookfield Homes Corp.*	19	152
Red Lion Hotels Corp.*	30	148
Einstein Noah Restaurant Group, Inc.*	15	147
Skyline Corp.	8	147
Kenneth Cole Productions, Inc. — Class A*	15	145
Primedia, Inc.	40	144

76	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Playboy Enterprises, Inc. — Class B*	45	$144
Great Wolf Resorts, Inc.*	58	137
Books-A-Million, Inc.	20	134
Luby’s, Inc.*	36	132
Borders Group, Inc.*	112	132
Conn’s, Inc.*	22	128
CPI Corp.	10	123
Zale Corp.*	45	122
US Auto Parts Network, Inc.*	22	114
Benihana, Inc.*	30	114
Dover Downs Gaming & Entertainment, Inc.	30	113
Carrols Restaurant Group, Inc.*	15	106
Marine Products Corp.	21	104
Princeton Review, Inc.*	25	102
Lakes Entertainment, Inc.*	40	100
Town Sports International Holdings, Inc.*	41	96
Nobel Learning Communities, Inc.*	12	91
Ruth’s Hospitality Group, Inc.*	43	90
Syms Corp.*	12	87
Caribou Coffee Company, Inc.*	10	77
Bluegreen Corp.*	30	73
Gander Mountain Co.*	10	51
NIVS IntelliMedia Technology Group, Inc.*	15	39
Crown Media Holdings, Inc. — Class A*	23	33

Total Consumer Discretionary		275,812

ENERGY 2.9%
Atlas Energy, Inc.	150	4,526
Dril-Quip, Inc.*	63	3,558
World Fuel Services Corp.	130	3,483
Arena Resources, Inc.*	80	3,450
Bristow Group, Inc.*	83	3,191
Brigham Exploration Co.*	213	2,886
Nordic American Tanker Shipping Ltd.	92	2,760
Berry Petroleum Co. — Class A	90	2,624
Gran Tierra Energy, Inc.*	436	2,498
Bill Barrett Corp.*	79	2,458
Patriot Coal Corp.*	155	2,396
Key Energy Services, Inc.*	272	2,391
CARBO Ceramics, Inc.	35	2,386
Lufkin Industries, Inc.	30	2,196
Penn Virginia Corp.	103	2,193
Rosetta Resources, Inc.*	108	2,152
Swift Energy Co.*	81	1,941
BPZ Resources, Inc.*	203	1,929

		MARKET
	SHARES	VALUE

Tetra Technologies, Inc.*	163	$1,806
Complete Production Services, Inc.*	127	1,651
Global Industries Ltd.*	222	1,583
ATP Oil & Gas Corp.*	86	1,572
Stone Energy Corp.*	86	1,552
Contango Oil & Gas Co.*	33	1,551
Carrizo Oil & Gas, Inc.*	57	1,510
Willbros Group, Inc.*	85	1,434
Ship Finance International Ltd.	100	1,363
ION Geophysical Corp.*	225	1,332
GulfMark Offshore, Inc.*	47	1,331
McMoRan Exploration Co.*	162	1,299
Goodrich Petroleum Corp.*	52	1,266
Parker Drilling Co.*	250	1,238
Hercules Offshore, Inc.*	250	1,195
Clean Energy Fuels Corp.*	77	1,187
Hornbeck Offshore Services, Inc.*	50	1,164
James River Coal Co.*	62	1,149
Cloud Peak Energy, Inc.*	70	1,019
GMX Resources, Inc.*	74	1,017
Northern Oil And Gas, Inc.*	77	912
USEC, Inc.*	235	905
Golar LNG Ltd.*	66	846
Newpark Resources, Inc.*	194	821
W&T Offshore, Inc.	70	819
Pioneer Drilling Co.*	102	806
Cal Dive International, Inc.*	104	786
International Coal Group, Inc.*	201	776
T-3 Energy Services, Inc. — Class A*	30	765
General Maritime Corp.	107	748
Petroleum Development Corp.*	40	728
Gulfport Energy Corp.*	60	687
Petroquest Energy, Inc.*	108	662
RPC, Inc.	62	645
Rex Energy Corp.*	52	624
PHI, Inc.*	30	621
VAALCO Energy, Inc.	133	605
Matrix Service Co.*	55	586
Superior Well Services, Inc.*	40	570
Panhandle Oil and Gas, Inc. — Class A	22	570
Oilsands Quest, Inc.*	478	550
Crosstex Energy, Inc.	88	532
Knightsbridge Tankers Ltd.	40	530
Gulf Island Fabrication, Inc.	25	526
Toreador Resources Corp.	52	515
Natural Gas Services Group, Inc.*	27	509
Allis-Chalmers Energy, Inc.*	133	501
Venoco, Inc.*	36	469

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	77

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Dawson Geophysical Co.*	20	$462
Uranium Energy Corp.*	121	457
Basic Energy Services, Inc.*	50	445
OYO Geospace Corp.*	10	429
Western Refining, Inc.*	90	424
Apco Oil and Gas International, Inc.	19	420
Delta Petroleum Corp.*	384	399
DHT Maritime, Inc.	107	394
Syntroleum Corp.*	142	378
Warren Resources, Inc.*	150	368
Harvest Natural Resources, Inc.*	69	365
Clayton Williams Energy, Inc.*	10	350
CVR Energy, Inc.*	50	343
Cheniere Energy, Inc.*	124	300
Green Plains Renewable Energy, Inc.*	20	297
Boots & Coots, Inc.*	172	284
GeoResources, Inc.*	20	273
Endeavour International Corp.*	251	271
FX Energy, Inc.*	94	268
Approach Resources, Inc.*	32	247
Vantage Drilling Co.*	152	245
Zion Oil & Gas, Inc.*	32	229
Bronco Drilling Company, Inc.*	45	228
Bolt Technology Corp.*	20	220
Delek US Holdings, Inc.	30	204
CREDO Petroleum Corp.*	20	186
Teekay Tankers Ltd.	20	171
Westmoreland Coal Co.*	17	151
Uranerz Energy Corp.*	114	148
Geokinetics, Inc.*	15	144
Union Drilling, Inc.*	22	138
ENGlobal Corp.*	42	131
TGC Industries, Inc.*	30	117
Alon USA Energy, Inc.	15	103
Sulphco, Inc.*	153	103
Evergreen Energy, Inc.*	279	96
Cubic Energy, Inc.*	60	89

Total Energy		104,728

MATERIALS 2.6%
Domtar Corp.*	92	5,098
W.R. Grace & Co.*	163	4,132
Rock-Tenn Co. — Class A	79	3,982
Silgan Holdings, Inc.	58	3,357
Solutia, Inc.*	263	3,340
Hecla Mining Co.*	507	3,133
Olin Corp.	173	3,031
Coeur d’Alene Mines Corp.*	159	2,872
Sensient Technologies Corp.	107	2,814
Schweitzer-Mauduit International, Inc.	40	2,814

		MARKET
	SHARES	VALUE

Rockwood Holdings, Inc.*	112	$2,639
H.B. Fuller Co.	111	2,525
NewMarket Corp.	20	2,295
OM Group, Inc.*	72	2,260
Minerals Technologies, Inc.	40	2,179
Louisiana-Pacific Corp.*	274	1,913
Century Aluminum Co.*	117	1,894
Allied Nevada Gold Corp.*	121	1,825
Texas Industries, Inc.	50	1,750
Worthington Industries, Inc.	131	1,712
Calgon Carbon Corp.*	121	1,682
Ferro Corp.	192	1,582
Arch Chemicals, Inc.	49	1,513
RTI International Metals, Inc.*	60	1,510
PolyOne Corp.*	201	1,501
Balchem Corp.	40	1,340
Amcol International Corp.	46	1,307
Kaiser Aluminum Corp.	31	1,290
Clearwater Paper Corp.*	22	1,209
Horsehead Holding Corp.*	93	1,186
Glatfelter	96	1,166
Stepan Co.	17	1,102
Westlake Chemical Corp.	44	1,097
Koppers Holdings, Inc.	35	1,065
A. Schulman, Inc.	52	1,049
Deltic Timber Corp.	22	1,016
Wausau Paper Corp.	87	1,009
Innophos Holdings, Inc.	43	989
Stillwater Mining Co.*	94	891
Haynes International, Inc.	27	890
Graphic Packaging Holding Co.*	242	840
Headwaters, Inc.*	126	822
Zep, Inc.	46	797
Buckeye Technologies, Inc.*	78	761
Spartech Corp.	72	739
Brush Engineered Materials, Inc.*	36	667
KapStone Paper and Packaging Corp.*	65	640
Myers Industries, Inc.	70	637
Olympic Steel, Inc.	18	586
LSB Industries, Inc.*	40	564
Omnova Solutions, Inc.*	91	558
A.M. Castle & Co.	40	548
Zoltek Companies, Inc.*	56	532
STR Holdings, Inc.*	30	471
Innospec, Inc.	45	454
Hawkins, Inc.	20	437
US Gold Corp.*	171	424
ICO, Inc.	57	417
Quaker Chemical Corp.	20	413
ShengdaTech, Inc.*	63	386
AEP Industries, Inc.*	10	383

78	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

American Vanguard Corp.	44	$365
Landec Corp.*	56	349
Neenah Paper, Inc.	25	349
Boise, Inc.*	63	335
General Moly, Inc.*	139	289
Bway Holding Co.*	15	288
Universal Stainless & Alloy Products, Inc.*	15	283
Paramount Gold and Silver Corp.*	171	248
China Green Agriculture, Inc.*	15	221
General Steel Holdings, Inc.*	37	163
China Precision Steel, Inc.*	72	148
Ampal American Israel Corp. — Class A*	45	122
NL Industries, Inc.	10	69
U.S. Concrete, Inc.*	70	64
Sutor Technology Group Ltd.*	15	40

Total Materials		95,368

CONSUMER STAPLES 1.9%
Chattem, Inc.*	40	3,732
Casey’s General Stores, Inc.	111	3,543
Nu Skin Enterprises, Inc.	113	3,036
TreeHouse Foods, Inc.*	70	2,720
United Natural Foods, Inc.*	92	2,460
Ruddick Corp.	89	2,290
Universal Corp.	50	2,281
Fresh Del Monte Produce, Inc.*	93	2,055
Lancaster Colony Corp.	40	1,988
Chiquita Brands International, Inc.*	102	1,840
American Italian Pasta Co.*	50	1,740
Bare Escentuals, Inc.*	142	1,737
Hain Celestial Group, Inc.*	93	1,582
Darling International, Inc.*	180	1,508
Sanderson Farms, Inc.	35	1,476
Lance, Inc.	56	1,473
Diamond Foods, Inc.	41	1,457
WD-40 Co.	44	1,424
Tootsie Roll Industries, Inc.	51	1,396
Central Garden and Pet Co. — Class A*	131	1,302
Winn-Dixie Stores, Inc.*	123	1,235
J&J Snack Foods Corp.	30	1,199
Vector Group Ltd.	83	1,162
Andersons, Inc.	41	1,059
Dole Food Company, Inc.*	80	993
Heckmann Corp.*	191	953
Nash Finch Co.	25	927
Alliance One International, Inc.*	189	922

		MARKET
	SHARES	VALUE

Medifast, Inc.*	30	$917
Cal-Maine Foods, Inc.	26	886
The Boston Beer Company, Inc. — Class A*	19	885
Great Atlantic & Pacific Tea Company, Inc.*	73	861
Smart Balance, Inc.*	141	846
Zhongpin, Inc.*	48	749
Elizabeth Arden, Inc.*	49	708
Spartan Stores, Inc.	49	700
Revlon, Inc.*	41	697
Pantry, Inc.*	50	680
Pricesmart, Inc.	32	654
American Oriental Bioengineering, Inc.*	126	586
B&G Foods, Inc.	61	560
Prestige Brands Holdings, Inc. — Class A*	70	550
Weis Markets, Inc.	15	545
Coca-Cola Bottling Co. Consolidated	10	540
Imperial Sugar Company, Inc.	30	523
Synutra International, Inc.*	38	513
American Dairy, Inc.*	20	434
China Sky One Medical, Inc.*	19	432
Ingles Markets, Inc. — Class A	28	424
Alico, Inc.	14	399
Inter Parfums, Inc.	30	365
Seneca Foods Corp. — Class A*	15	358
Diedrich Coffee, Inc.*	10	349
Calavo Growers, Inc.	19	323
USANA Health Sciences, Inc.*	10	319
AgFeed Industries, Inc.*	63	315
Farmer Brothers Co.	15	296
Griffin Land & Nurseries, Inc.	10	291
Nutraceutical International Corp.*	23	285
Village Super Market, Inc.	10	273
China-Biotics, Inc.*	15	232
National Beverage Corp.	15	208
Orchids Paper Products Co.*	10	200
Lifeway Foods, Inc.*	15	178
Omega Protein Corp.*	40	174
Oil-Dri Corporation of America	10	155
HQ Sustainable Maritime Industries, Inc.*	22	155
Harbinger Group, Inc.*	22	155
Female Health Co.*	31	147
Overhill Farms, Inc.*	29	141
Schiff Nutrition International, Inc.	17	133

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	79

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Susser Holdings Corp.*	15	$129
Star Scientific, Inc.*	172	120
Mannatech, Inc.	30	94

Total Consumer Staples		68,974

UTILITIES 1.7%
Piedmont Natural Gas Co.	162	4,333
Nicor, Inc.	99	4,168
WGL Holdings, Inc.	106	3,555
Cleco Corp.	128	3,498
New Jersey Resources Corp.	93	3,478
Portland General Electric Co.	156	3,184
IDACORP, Inc.	96	3,067
Southwest Gas Corp.	95	2,710
Avista Corp.	120	2,591
Unisource Energy Corp.	77	2,479
Northwest Natural Gas Co.	55	2,477
PNM Resources, Inc.	187	2,366
South Jersey Industries, Inc.	57	2,176
Black Hills Corp.	80	2,130
NorthWestern Corp.	80	2,082
El Paso Electric Co.*	99	2,008
Allete, Inc.	59	1,928
MGE Energy, Inc.	50	1,787
Laclede Group, Inc.	50	1,689
Empire District Electric Co.	84	1,573
UIL Holding Corp.	55	1,544
California Water Service Group	40	1,473
American States Water Co.	37	1,310
CH Energy Group, Inc.	28	1,191
Chesapeake Utilities Corp.	22	705
SJW Corp.	25	564
Central Vermont Public Service Corp.	25	520
York Water Co.	33	479
Unitil Corp.	20	460
Middlesex Water Co.	25	441
Cadiz, Inc.*	32	383
Connecticut Water Service, Inc.	15	372
Consolidated Water Company Ltd.	26	372
Southwest Water Co.	52	306
Pennichuck Corp.	10	211
US Geothermal, Inc.*	133	203
Artesian Resources Corp. — Class A	10	183

Total Utilities		63,996

		MARKET
	SHARES	VALUE

TELECOMMUNICATION SERVICES 0.5%
Syniverse Holdings, Inc.*	154	$2,692
AboveNet, Inc.*	30	1,951
Neutral Tandem, Inc.*	67	1,524
Cincinnati Bell, Inc.*	436	1,504
NTELOS Holdings Corp.	66	1,176
Iowa Telecommunications Services, Inc.	68	1,140
PAETEC Holding Corp.*	272	1,129
Premiere Global Services, Inc.*	133	1,097
Cogent Communications Group, Inc.*	97	956
Shenandoah Telecommunications Co.	45	916
Atlantic Tele-Network, Inc.	16	880
Global Crossing Ltd.*	61	869
Alaska Communications Systems Group, Inc.	101	806
Consolidated Communications Holdings, Inc.	45	788
Cbeyond, Inc.*	47	740
USA Mobility, Inc.	50	551
General Communication, Inc. — Class A*	85	542
SureWest Communications*	30	299
HickoryTech Corp.	30	265
inContact, Inc.*	60	176

Total Telecommunication Services		20,001

Total Common Stocks (Cost $1,595,854)		2,004,592

RIGHTS 0.0%(a)
Builders FirstSource, Inc.* Expires 01/14/10	45	11
Flagstar Bancorp, Inc. * Expires 01/25/10	167	—

Total Rights
(Cost $9)		11

80	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 2x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 35.5%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10††	$406,478	$406,478
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	241,499	241,499
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	239,657	239,657
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	239,657	239,657
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	169,169	169,169

Total Repurchase Agreements (Cost $1,296,460)		1,296,460

Total Investments 90.4% (Cost $2,892,324)		$3,301,063

Other Assets in Excess of Liabilities – 9.6%		$350,224

Net Assets – 100.0%		$3,651,287

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED(a)
March 2010 Russell 2000
Index Mini Futures Contracts
(Aggregate Market Value of
Contracts $1,926,650)	31	$34,349

	UNITS
EQUITY INDEX SWAP AGREEMENTS(b)
Goldman Sachs International
January 2010 Russell 2000 Index Swap, Terminating 01/04/10†††
(Notional Market
Value $1,480,037)	2,367	$81,230
Credit Suisse Capital, LLC
January 2010 Russell 2000 Index Swap, Terminating 01/04/10†††
(Notional Market Value
$1,848,243)	2,955	22,584

(Total Notional Market
Value $3,328,280)		$103,814

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on Russell 2000 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	81

SCHEDULE OF INVESTMENTS
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 74.2%(a)

FINANCIALS 15.0%
E*Trade Financial Corp.*	13,245	$23,179
Assured Guaranty Ltd.	1,040	22,630
Highwoods Properties, Inc.	599	19,977
MFA Mortgage Investments, Inc.	2,359	17,339
Platinum Underwriters Holdings Ltd.	430	16,465
Prosperity Bancshares, Inc.	390	15,783
ProAssurance Corp.*	277	14,878
Stifel Financial Corp.*	251	14,869
SVB Financial Group*	352	14,675
National Retail Properties, Inc.	674	14,302
FirstMerit Corp.	686	13,816
Westamerica Bancorporation	249	13,787
Omega Healthcare Investors, Inc.	692	13,459
Home Properties, Inc.	282	13,454
Washington Real Estate Investment Trust	486	13,389
Tanger Factory Outlet Centers, Inc.	342	13,335
BioMed Realty Trust, Inc.	833	13,145
Apollo Investment Corp.	1,368	13,037
Montpelier Re Holdings Ltd.	733	12,696
Developers Diversified Realty Corp.	1,355	12,547
Entertainment Properties Trust	350	12,344
American Campus Communities, Inc.	436	12,252
East West Bancorp, Inc.	771	12,182
Trustmark Corp.	537	12,104
Knight Capital Group, Inc. — Class A*	777	11,966
Ares Capital Corp.	922	11,479
Mid-America Apartment Communities, Inc.	235	11,346
CBL & Associates Properties, Inc.	1,159	11,208
LaSalle Hotel Properties	526	11,167
Kilroy Realty Corp.	356	10,919
Signature Bank*	340	10,846
NewAlliance Bancshares, Inc.	901	10,821
Healthcare Realty Trust, Inc.	497	10,666
Potlatch Corp.	331	10,552
Equity Lifestyle Properties, Inc.	209	10,548
UMB Financial Corp.	266	10,467
Hancock Holding Co.	235	10,291
Umpqua Holding Corp.	733	9,830
First Financial Bankshares, Inc.	178	9,653
Redwood Trust, Inc.	651	9,413
Zenith National Insurance Corp.	312	9,291

		MARKET
	SHARES	VALUE

Old National Bancorp	728	$9,049
Astoria Financial Corp.	719	8,937
IBERIABANK Corp.	165	8,879
Delphi Financial Group, Inc. — Class A	394	8,814
Cash America International, Inc.	252	8,810
Piper Jaffray Companies, Inc.*	174	8,806
Tower Group, Inc.	370	8,662
DCT Industrial Trust, Inc.	1,723	8,649
Max Capital Group Ltd.	386	8,608
Conseco, Inc.*	1,703	8,515
Hatteras Financial Corp.	303	8,472
Extra Space Storage, Inc.	732	8,455
RLI Corp.	158	8,413
MB Financial, Inc.	423	8,342
DiamondRock Hospitality Co.	979	8,292
International Bancshares Corp.	438	8,291
Sovran Self Storage, Inc.	230	8,218
Franklin Street Properties Corp.	560	8,182
Eastgroup Properties, Inc.	212	8,115
National Health Investors, Inc.	218	8,064
Post Properties, Inc.	406	7,958
KBW, Inc.*	290	7,934
Capstead Mortgage Corp.	578	7,890
PS Business Parks, Inc.	152	7,608
Argo Group International Holdings Ltd.*	258	7,518
Starwood Property Trust, Inc.	390	7,367
Sunstone Hotel Investors, Inc.*	828	7,353
PHH Corp.*	455	7,330
Selective Insurance Group, Inc.	436	7,172
Glacier Bancorp, Inc.	521	7,148
Webster Financial Corp.	566	6,718
Medical Properties Trust, Inc.	668	6,680
Anworth Mortgage Asset Corp.	950	6,650
Forestar Real Estate Group, Inc.*	298	6,550
Colonial Properties Trust	558	6,545
FNB Corp.	957	6,498
Ezcorp, Inc.*	376	6,471
United Bankshares, Inc.	318	6,350
Pico Holdings, Inc.*	194	6,350
First Financial Bancorp	428	6,232
Prospect Capital Corp.	527	6,224
Wintrust Financial Corp.	200	6,158
CVB Financial Corp.	708	6,117
National Penn Bancshares, Inc.	1,056	6,114
MGIC Investment Corp.*	1,051	6,075
Financial Federal Corp.	220	6,050
NBT Bancorp, Inc.	293	5,968
Portfolio Recovery Associates, Inc.*	132	5,924
Artio Global Investors, Inc.*	230	5,863

82	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

American Capital Ltd.*	2,360	$5,758
MF Global Holdings Ltd.*	809	5,623
Acadia Realty Trust	332	5,601
Employers Holdings, Inc.	365	5,599
Greenlight Capital Re Ltd. — Class A*	235	5,539
Park National Corp.	94	5,535
optionsXpress Holdings, Inc.	355	5,485
Investors Real Estate Trust	609	5,481
Community Bank System, Inc.	282	5,445
Allied Capital Corp.*	1,496	5,401
Provident Financial Services, Inc.	497	5,293
LTC Properties, Inc.	196	5,243
Radian Group, Inc.	694	5,073
Navigators Group, Inc.*	106	4,994
Lexington Realty Trust	820	4,986
First Midwest Bancorp, Inc.	456	4,966
U-Store-It Trust	673	4,926
Brookline Bancorp, Inc.	495	4,905
World Acceptance Corp.*	136	4,873
Alexander’s, Inc.*	16	4,871
Dollar Financial Corp.*	204	4,827
Inland Real Estate Corp.	589	4,800
Cousins Properties, Inc.	622	4,746
Infinity Property & Casualty Corp.	116	4,714
Ocwen Financial Corp.*	475	4,546
Equity One, Inc.	276	4,463
Investors Bancorp, Inc.*	402	4,398
PacWest Bancorp	215	4,332
City Holding Co.	134	4,332
First Cash Financial Services, Inc.*	193	4,283
Susquehanna Bancshares, Inc.	726	4,276
National Western Life Insurance Co. — Class A	24	4,167
Horace Mann Educators Corp.	333	4,162
Chemical Financial Corp.	176	4,150
Texas Capital Bancshares, Inc.*	295	4,118
TrustCo Bank Corp.	640	4,032
PrivateBancorp, Inc.	448	4,019
Enstar Group*	55	4,016
Safety Insurance Group, Inc.	110	3,985
DuPont Fabros Technology, Inc.	220	3,958
Cathay General Bancorp	524	3,956
Pinnacle Financial Partners, Inc.*	278	3,953
Columbia Banking Systems, Inc.	238	3,851
Simmons First National Corp.	137	3,809
Independent Bank Corp.	182	3,802
Hilltop Holdings, Inc.*	326	3,795
Northwest Bancshares, Inc.	332	3,758
Market Axess Holdings, Inc.	265	3,683
Home Bancshares, Inc.	153	3,683
Parkway Properties, Inc.	175	3,643

		MARKET
	SHARES	VALUE

American Capital Agency Corp.	136	$3,609
American Equity Investment Life Holding Co.	485	3,608
Flagstone Reinsurance Holdings	326	3,566
Evercore Partners, Inc. — Class A	117	3,557
Getty Realty Corp.	150	3,529
Sterling Bancshares, Inc.	686	3,519
Meadowbrook Insurance Group, Inc.	475	3,515
United Fire & Casualty Co.	190	3,464
S&T Bancorp, Inc.	197	3,351
Harleysville Group, Inc.	105	3,338
First Commonwealth Financial Corp.	716	3,329
Bank of the Ozarks, Inc.	113	3,308
eHealth, Inc.*	199	3,270
Boston Private Financial Holdings, Inc.	566	3,266
Banco Latinoamericano de Comercio Exterior SA	233	3,239
Cohen & Steers, Inc.	141	3,220
Community Trust Bancorp, Inc.	130	3,178
Nara Bancorp, Inc.*	280	3,175
SCBT Financial Corp.	113	3,129
Hercules Technology Growth Capital, Inc.	299	3,107
First Potomac Realty Trust	246	3,092
Maiden Holdings Ltd.	419	3,067
Riskmetrics Group, Inc.*	192	3,055
Fifth Street Finance Corp.	283	3,039
Universal Health Realty Income Trust	91	2,915
First Financial Corp.	95	2,899
GAMCO Investors, Inc. — Class A	60	2,897
Amerisafe, Inc.*	161	2,893
National Financial Partners Corp.*	350	2,831
Nelnet, Inc. — Class A	164	2,826
Flushing Financial Corp.	249	2,804
Sun Communities, Inc.	140	2,765
Walter Investment Management Corp.	190	2,723
SWS Group, Inc.	225	2,722
Beneficial Mutual Bancorp, Inc.*	274	2,696
Phoenix Companies, Inc.*	968	2,691
Pennsylvania Real Estate Investment Trust	316	2,673
Tompkins Financial Corp.	66	2,673
Bank Mutual Corp.	386	2,671
Oppenheimer Holdings, Inc. — Class A	80	2,658
Tejon Ranch Co.*	90	2,630
Dime Community Bancshares	222	2,602

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	83

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Urstadt Biddle Properties	165	$2,520
Duff & Phelps Corp. — Class A	137	2,502
GFI Group, Inc.	545	2,491
Renasant Corp.	183	2,489
Compass Diversified Trust	195	2,488
Colony Financial, Inc.	120	2,444
Camden National Corp.	74	2,420
United America Indemnity Ltd. — Class A*	305	2,416
Provident New York Bancorp	286	2,414
Berkshire Hills Bancorp, Inc.	116	2,399
Univest Corporation of Pennsylvania	136	2,384
MCG Capital Corp.*	546	2,359
FPIC Insurance Group, Inc.*	61	2,356
WesBanco, Inc.	190	2,345
Danvers Bancorp, Inc.	180	2,338
Education Realty Trust, Inc.	480	2,323
United Community Banks, Inc.*	685	2,322
Government Properties Income Trust	100	2,298
Harleysville National Corp.	356	2,293
Citizens Banking Corp.*	3,317	2,289
First Industrial Realty Trust, Inc.*	436	2,280
Amtrust Financial Services, Inc.	192	2,269
Cedar Shopping Centers, Inc.	333	2,264
State Auto Financial Corp.	121	2,238
Suffolk Bancorp	75	2,227
Lakeland Financial Corp.	129	2,225
TradeStation Group, Inc.*	281	2,217
Advance America Cash Advance Centers, Inc.	393	2,185
American Physicians Capital, Inc.	72	2,183
iStar Financial, Inc.*	839	2,148
Credit Acceptance Corp.*	51	2,147
Westfield Financial, Inc.	260	2,145
Ramco-Gershenson Properties Trust	224	2,137
Northfield Bancorp, Inc.	158	2,136
Oriental Financial Group	197	2,128
1st Source Corp.	131	2,108
Cardinal Financial Corp.	241	2,106
MVC Capital, Inc.	177	2,089
Southside Bancshares, Inc.	106	2,080
CNA Surety Corp.*	139	2,070
Pennymac Mortgage Investment Trust*	120	2,062
Ashford Hospitality Trust, Inc.*	443	2,056
Arrow Financial Corp.	82	2,050
SY Bancorp, Inc.	96	2,050
TowneBank	175	2,044
SeaBright Insurance Holdings, Inc.*	175	2,011
Ambac Financial Group, Inc.*	2,417	2,006

		MARKET
	SHARES	VALUE

TriCo Bancshares	120	$1,998
Broadpoint Gleacher Securities, Inc.*	442	1,971
FBL Financial Group, Inc. — Class A	105	1,945
FelCor Lodging Trust, Inc.*	538	1,937
Calamos Asset Management, Inc. — Class A	166	1,914
NorthStar Realty Finance Corp.	556	1,907
Cypress Sharpridge Investments, Inc.	140	1,891
PennantPark Investment Corp.	212	1,891
Bancfirst Corp.	51	1,889
StellarOne Corp.	189	1,882
CapLease, Inc.	426	1,866
Home Federal Bancorp, Inc.	140	1,863
United Financial Bancorp, Inc.	141	1,849
Citizens, Inc.*	283	1,848
Encore Capital Group, Inc.*	105	1,827
Washington Trust Bancorp, Inc.	117	1,823
BGC Partners, Inc. — Class A	394	1,820
Westwood Holdings Group, Inc.	50	1,817
Union Bankshares Corp.	146	1,809
Territorial Bancorp, Inc.*	100	1,805
Safeguard Scientifics, Inc.*	172	1,773
BankFinancial Corp.	178	1,762
Baldwind & Lyons, Inc. — Class B	71	1,747
PMA Capital Corp.*	273	1,720
First Bancorp	123	1,718
Pacific Continental Corp.	149	1,705
First Mercury Financial Corp.	123	1,686
Republic Bancorp, Inc.	80	1,648
International Assets Holding Corp.*	113	1,643
Consolidated-Tomoka Land Co.	47	1,642
Orrstown Financial Services, Inc.	47	1,639
Saul Centers, Inc.	50	1,638
First Financial Holdings, Inc.	125	1,624
Great Southern Bancorp, Inc.	76	1,623
Centerstate Banks of Florida, Inc.	160	1,614
Donegal Group, Inc. — Class A	103	1,601
Washington Banking Co.	134	1,600
Kite Realty Group Trust	392	1,595
Invesco Mortgage Capital, Inc.	70	1,593
WSFS Financial Corp.	62	1,589
National Bankshares, Inc.	56	1,584
Heartland Financial USA, Inc.	110	1,578
First Bancorp Puerto Rico	675	1,552
First Busey Corp.	397	1,544
Kearny Financial Corp.	153	1,542
CreXus Investment Corp.*	110	1,536
The PMI Group, Inc.*	609	1,535

84	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Stewart Information Services Corp.	136	$1,534
Presidential Life Corp.	167	1,528
Capital Southwest Corp.	19	1,497
German American Bancorp	91	1,479
Penson Worldwide Company, Inc.*	162	1,468
Western Alliance Bancorp*	388	1,467
ESSA Bancorp, Inc.	125	1,462
First Community Bancshares, Inc.	121	1,458
Apollo Commercial Real Estate Finance, Inc.*	80	1,439
NGP Capital Resources Co.	175	1,423
Associated Estates Realty Corp.	125	1,409
Agree Realty Corp.	60	1,397
Glimcher Realty Trust	516	1,393
Cogdell Spencer, Inc.	245	1,387
Gladstone Capital Corp.	178	1,371
Capital City Bank Group, Inc.	99	1,370
US Global Investors, Inc. — Class A	111	1,366
TICC Capital Corp.	224	1,355
Monmouth Real Estate Investment Corp. — Class A	182	1,354
LaBranche & Company, Inc.*	473	1,343
Eagle Bancorp, Inc.*	126	1,319
Wilshire Bancorp, Inc.	160	1,310
Kansas City Life Insurance Co.	44	1,309
Hersha Hospitality Trust	415	1,303
Bank of Marin Bancorp	40	1,302
Life Partners Holdings, Inc.	61	1,293
Ames National Corp.	61	1,288
ViewPoint Financial Group	88	1,268
Avatar Holdings, Inc.*	73	1,242
Abington Bancorp, Inc.	180	1,240
Kayne Anderson Energy Development Co.	85	1,237
Cardtronics, Inc.*	111	1,229
First of Long Island Corp.	48	1,212
Sandy Spring Bancorp, Inc.	136	1,209
CoBiz Financial, Inc.	254	1,206
Bridge Bancorp, Inc.	50	1,202
Oceanfirst Financial Corp.	106	1,198
Epoch Holding Corp.	113	1,181
Bancorp/DE, Inc.*	171	1,173
Harris & Harris Group, Inc.*	256	1,170
South Financial Group, Inc.	1,813	1,169
Oritani Financial Corp.	85	1,167
Strategic Hotels & Resorts, Inc.*	625	1,162
American National Bankshares, Inc.	53	1,161
American Physicians Service Group, Inc.	50	1,153

		MARKET
	SHARES	VALUE

First Bancorp, Inc.	74	$1,141
Winthrop Realty Trust	104	1,129
JMP Group, Inc.	116	1,128
First Marblehead Corp.*	523	1,114
Heritage Financial Corp.	80	1,102
Mission West Properties	152	1,093
First Merchants Corp.	182	1,081
Lakeland Bancorp, Inc.	169	1,080
Medallion Financial Corp.	130	1,062
Financial Institutions, Inc.	90	1,060
ESB Financial Corp.	80	1,058
CNB Financial Corp.	66	1,055
Sterling Bancorp	147	1,050
Triangle Capital Corp.	86	1,040
Metro Bancorp, Inc.*	82	1,031
Diamond Hill Investment Group, Inc.	16	1,028
Bancorp Rhode Island, Inc.	40	1,027
First Financial Northwest, Inc.	150	982
Home Bancorp, Inc.*	80	975
Penns Woods Bancorp, Inc.	30	973
Shore Bancshares, Inc.	67	969
Main Street Capital Corp.	60	967
Citizens & Northern Corp.	100	954
American Safety Insurance Holdings Ltd.*	66	954
Gramercy Capital Corp.*	362	938
BlackRock Kelso Capital Corp.	109	929
FBR Capital Markets Corp.*	150	927
China Housing & Land Development, Inc.*	222	917
Mercer Insurance Group, Inc.	50	908
Peoples Bancorp, Inc.	92	891
Bryn Mawr Bank Corp.	59	890
NewStar Financial, Inc.*	227	890
National Interstate Corp.	52	882
Sanders Morris Harris Group, Inc.	160	880
Gladstone Commercial Corp.	65	872
Asset Acceptance Capital Corp.*	128	868
Peapack Gladstone Financial Corp.	67	850
Gladstone Investment Corp.	186	848
Center Bancorp, Inc.	95	847
Tower Bancorp, Inc.	37	845
Northrim BanCorp, Inc.	50	844
Merchants Bancshares, Inc.	37	838
Ameris Bancorp	117	837
State Bancorp, Inc.	116	825
Resource Capital Corp.	167	822
EMC Insurance Group, Inc.	38	817
Southwest Bancorp, Inc.	116	805
Roma Financial Corp.	65	803
MainSource Financial Group, Inc.	165	789

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	85

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

United Security Bancshares	46	$788
Enterprise Financial Services Corp.	101	779
Care Investment Trust, Inc.	99	770
Cowen Group, Inc.*	130	770
Clifton Savings Bancorp, Inc.	80	750
Virtus Investment Partners, Inc.*	47	747
First Defiance Financial Corp.	66	745
Dynex Capital, Inc.	85	742
First South Bancorp, Inc.	72	742
Alliance Financial Corp.	27	733
RAIT Financial Trust*	550	720
Smithtown Bancorp, Inc.	120	714
NASB Financial, Inc.	30	699
Kohlberg Capital Corp.	152	693
Rockville Financial, Inc.	65	682
UMH Properties, Inc.	80	678
Citizens Holding Co.	30	672
Crawford & Co. — Class B*	170	670
Meridian Interstate Bancorp, Inc.*	77	669
Ohio Valley Banc Corp.	30	661
Century Bancorp, Inc.	30	661
Universal Insurance Holdings, Inc.	110	646
Thomas Weisel Partners Group, Inc.*	170	643
West Bancorporation	130	641
Cape Bancorp, Inc.*	95	638
Rewards Network, Inc.	50	632
Midsouth Bancorp, Inc.	45	625
Hallmark Financial Services, Inc.*	78	621
NYMAGIC, Inc.	37	614
Peoples Financial Corp.	30	610
Eastern Insurance Holdings, Inc.	70	603
Legacy Bancorp, Inc.	61	601
Old Second Bancorp, Inc.	85	586
Guaranty Bancorp*	443	585
Norwood Financial Corp.	20	572
Sierra Bancorp	74	565
Bank of Kentucky Financial Corp.	30	563
Chicopee Bancorp, Inc.*	45	562
Bar Harbor Bankshares	20	549
Farmers Capital Bank Corp.	50	511
Enterprise Bancorp, Inc.	46	504
Yadkin Valley Financial Corp.	137	501
Santander BanCorp*	40	491
Primus Guaranty Ltd.*	160	488
Pzena Investment Management, Inc. — Class A*	59	480
Tree.com, Inc.*	50	458
Fox Chase Bancorp, Inc.*	48	457
CompuCredit Holdings Corp.	136	453
Banner Corp.	160	429
Sun Bancorp, Inc.*	111	416
Resource America, Inc. — Class A	103	416

		MARKET
	SHARES	VALUE

Pacific Capital Bancorp	394	$378
American Realty Investors, Inc.*	30	368
Central Pacific Financial Corp.*	264	346
Wilber Corp.	47	338
Flagstar Bancorp, Inc.*	563	338
Kentucky First Federal Bancorp	30	330
Northeast Community Bancorp, Inc.	50	329
Porter Bancorp, Inc.	21	316
Auburn National Bancorporation, Inc.	16	315
Brooklyn Federal Bancorp, Inc.	30	301
Independence Holding Co.	51	296
Prudential Bancorp of Pennsylvania, Inc.	30	286
Hampton Roads Bankshares, Inc.	162	280
First Financial Service Corp.	30	272
Sterling Savings Bank*	435	270
First Acceptance Corp.*	136	265
K-Fed Bancorp	30	264
California First National Bancorp	20	261
Premierwest Bancorp	176	250
Old Point Financial Corp.	16	249
Republic First Bancorp, Inc.*	57	243
Doral Financial Corp.*	48	174
Cheviot Financial Corp.	20	148
First California Financial Group, Inc.*	50	137
QC Holdings, Inc.	27	130
Waterstone Financial, Inc.*	63	129
Transcontinental Realty Investors, Inc.*	10	119
Heritage Financial Group	16	116

Total Financials		1,592,193

INFORMATION TECHNOLOGY 13.6%
3Com Corp.*	3,262	24,465
Solera Holdings, Inc.	587	21,138
Skyworks Solutions, Inc.*	1,405	19,937
Informatica Corp.*	728	18,826
Atheros Communications, Inc.*	535	18,318
Polycom, Inc.*	714	17,829
Jack Henry & Associates, Inc.	714	16,508
Parametric Technology Corp.*	982	16,046
TIBCO Software, Inc.*	1,481	14,262
Palm, Inc.*	1,391	13,966
Concur Technologies, Inc.*	326	13,936
Unisys Corp.*	356	13,727
CACI International, Inc. — Class A*	250	12,212
Microsemi Corp.*	681	12,088
Blackboard, Inc.*	265	12,028
Anixter International, Inc.*	254	11,963
Arris Group, Inc.*	1,044	11,933
Cybersource Corp.*	582	11,704

86	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Rackspace Hosting, Inc.*	561	$11,697
MercadoLibre, Inc.*	216	11,204
RF Micro Devices, Inc.*	2,242	10,694
Plantronics, Inc.	407	10,574
Veeco Instruments, Inc.*	320	10,573
ADTRAN, Inc.	464	10,463
Benchmark Electronics, Inc.*	553	10,457
Riverbed Technology, Inc.*	455	10,451
Wright Express Corp.*	323	10,291
VeriFone Holdings, Inc.*	607	9,943
Progress Software Corp.*	340	9,931
Cymer, Inc.*	254	9,749
InterDigital, Inc.*	365	9,687
Tessera Technologies, Inc.*	410	9,541
Blue Coat Systems, Inc.*	333	9,504
Plexus Corp.*	333	9,490
TiVo, Inc.*	922	9,386
Quest Software, Inc.*	508	9,347
Ariba, Inc.*	742	9,290
Formfactor, Inc.*	418	9,096
Euronet Worldwide, Inc.*	409	8,978
Gartner, Inc. — Class A*	497	8,966
Synaptics, Inc.*	289	8,858
Blackbaud, Inc.	373	8,814
Mantech International Corp. — Class A*	180	8,690
Fair Isaac Corp.	406	8,652
Tekelec*	564	8,618
Digital River, Inc.*	319	8,610
Semtech Corp.*	506	8,607
Comtech Telecommunications Corp.*	237	8,307
Commvault Systems, Inc.*	346	8,197
AsiaInfo Holdings, Inc.*	260	7,922
j2 Global Communications, Inc.*	384	7,814
Lawson Software, Inc.*	1,164	7,741
Taleo Corp.*	325	7,644
Emulex Corp.*	701	7,641
Acxiom Corp.*	569	7,636
MicroStrategy, Inc. — Class A*	80	7,522
MAXIMUS, Inc.	150	7,500
Cavium Networks, Inc.*	312	7,435
Triquint Semiconductor, Inc.*	1,237	7,422
EarthLink, Inc.	889	7,388
ValueClick, Inc.*	725	7,337
FEI Co.*	313	7,312
MKS Instruments, Inc.*	411	7,156
Hittite Microwave Corp.*	175	7,131
ViaSat, Inc.*	224	7,119
Power Integrations, Inc.	195	7,090
Monolithic Power Systems, Inc.*	292	6,999
Mentor Graphics Corp.*	792	6,993
Take-Two Interactive Software, Inc.*	676	6,794

		MARKET
	SHARES	VALUE

Netlogic Microsystems, Inc.*	146	$6,754
Intermec, Inc.*	515	6,623
SRA International, Inc. — Class A*	346	6,609
Amkor Technology, Inc.*	920	6,587
SuccessFactors, Inc.*	393	6,516
Websense, Inc.*	373	6,513
GSI Commerce, Inc.*	256	6,500
Cabot Microelectronics Corp.*	196	6,460
JDA Software Group, Inc.*	253	6,444
Netgear, Inc.*	291	6,312
Infinera Corp.*	709	6,289
OmniVision Technologies, Inc.*	416	6,044
Scansource, Inc.*	222	5,927
DealerTrack Holdings, Inc.*	315	5,919
Cognex Corp.	333	5,901
Sapient Corp.*	713	5,897
Diodes, Inc.*	284	5,808
Ultimate Software Group, Inc.*	196	5,757
Littelfuse, Inc.*	179	5,755
Entegris, Inc.*	1,085	5,729
Rofin-Sinar Technologies, Inc.*	241	5,690
CSG Systems International, Inc.*	295	5,632
TeleTech Holdings, Inc.*	270	5,408
Electronics for Imaging, Inc.*	411	5,347
TNS, Inc.*	206	5,292
Aruba Networks, Inc.*	495	5,277
Coherent, Inc.*	177	5,262
Tyler Technologies, Inc.*	264	5,256
Quantum Corp.*	1,771	5,189
Harmonic, Inc.*	808	5,115
Advent Software, Inc.*	125	5,091
Net 1 UEPS Technologies, Inc.*	262	5,088
Sourcefire, Inc.*	189	5,056
ADC Telecommunications, Inc.*	813	5,049
United Online, Inc.	697	5,011
Checkpoint Systems, Inc.*	327	4,987
DTS, Inc. — Class A*	145	4,960
SYNNEX Corp.*	160	4,906
ACI Worldwide, Inc.*	285	4,888
ATMI, Inc.*	260	4,841
Art Technology Group, Inc.*	1,068	4,817
DG FastChannel, Inc.*	172	4,804
Zoran Corp.*	426	4,707
Park Electrochemical Corp.	170	4,699
L-1 Identity Solutions, Inc.*	626	4,689
Brooks Automation, Inc.*	535	4,590
Manhattan Associates, Inc.*	186	4,470
Insight Enterprises, Inc.*	387	4,420
Pegasystems, Inc.	127	4,318
Heartland Payment Systems, Inc.	324	4,254
SAVVIS, Inc.*	300	4,215
Advanced Energy Industries, Inc.*	279	4,207

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	87

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Black Box Corp.	148	$4,194
Applied Micro Circuits Corp.*	554	4,138
TTM Technologies, Inc.*	358	4,128
MTS Systems Corp.	140	4,024
Syntel, Inc.	105	3,993
Rogers Corp.*	130	3,940
Netezza Corp.*	401	3,890
NIC, Inc.	424	3,875
ArcSight, Inc.*	151	3,863
EPIQ Systems, Inc.*	270	3,777
Standard Microsystems Corp.*	180	3,740
Cirrus Logic, Inc.*	546	3,724
Cogent, Inc.*	357	3,709
Bottomline Technologies, Inc.*	210	3,690
Sonus Networks, Inc.*	1,742	3,676
Acme Packet, Inc.*	326	3,586
Volterra Semiconductor Corp.*	186	3,556
OSI Systems, Inc.*	130	3,546
ModusLink Global Solutions, Inc.*	376	3,538
STEC, Inc.*	212	3,464
Adaptec, Inc.*	1,027	3,440
Harris Stratex Networks, Inc. — Class A*	496	3,427
SonicWALL, Inc.*	449	3,417
Maxwell Technologies, Inc.*	191	3,407
Forrester Research, Inc.*	130	3,373
Switch and Data Facilities Co.*	165	3,335
Terremark Worldwide, Inc.*	486	3,324
TeleCommunication Systems, Inc. — Class A*	337	3,262
Compellent Technologies, Inc.*	143	3,243
Sycamore Networks, Inc.	155	3,241
IPG Photonics Corp.*	193	3,231
Echelon Corp.*	272	3,144
Micrel, Inc.	383	3,141
Constant Contact, Inc.*	196	3,136
RightNow Technologies, Inc.*	180	3,127
Brightpoint, Inc.*	420	3,087
Ebix, Inc.*	63	3,076
comScore, Inc.*	175	3,071
Universal Display Corp.*	248	3,065
Kulicke & Soffa Industries, Inc.*	566	3,051
Epicor Software Corp.*	396	3,018
Netscout Systems, Inc.*	206	3,016
Avid Technology, Inc.*	235	2,999
FARO Technologies, Inc.*	139	2,980
Stratasys, Inc.*	172	2,972
Ultratech, Inc.*	195	2,898
THQ, Inc.*	569	2,868
S1 Corp.*	439	2,862
China Security & Surveillance Technology, Inc.*	368	2,812
Oplink Communications, Inc.*	170	2,786

		MARKET
	SHARES	VALUE

Methode Electronics, Inc. — Class A	320	$2,778
Newport Corp.*	299	2,748
Sigma Designs, Inc.*	256	2,739
Cohu, Inc.	196	2,734
Loral Space & Communications, Inc.*	85	2,687
CTS Corp.	279	2,684
Supertex, Inc.*	90	2,682
3PAR, Inc.*	225	2,666
Lattice Semiconductor Corp.*	968	2,614
RealNetworks, Inc.*	701	2,601
i2 Technologies, Inc.*	135	2,581
Actel Corp.*	215	2,554
Daktronics, Inc.	275	2,533
Electro Scientific Industries, Inc.*	234	2,532
Kenexa Corp. — Class A*	193	2,519
The Knot, Inc.*	246	2,477
Synchronoss Technologies, Inc.*	156	2,466
Vocus, Inc.*	136	2,448
InfoSpace, Inc.*	285	2,442
LivePerson, Inc.*	346	2,412
Pericom Semiconductor Corp.*	208	2,398
Kopin Corp.*	571	2,387
Global Cash Access Holdings, Inc.*	317	2,374
Radiant Systems, Inc.*	226	2,350
infoGROUP, Inc.*	288	2,310
SolarWinds, Inc.*	100	2,301
Multi-Fineline Electronix, Inc.*	81	2,298
Exlservice Holdings, Inc.*	125	2,270
Rubicon Technology, Inc.*	110	2,234
Anadigics, Inc.*	526	2,220
Imation Corp.*	254	2,215
NetSuite, Inc.*	135	2,157
Smith Micro Software, Inc.*	236	2,157
Extreme Networks, Inc.*	751	2,155
Exar Corp.*	303	2,154
Move, Inc.*	1,296	2,151
ShoreTel, Inc.*	367	2,121
Super Micro Computer, Inc.*	190	2,113
Cass Information Systems, Inc.	69	2,098
Intevac, Inc.*	182	2,088
Utstarcom, Inc.*	953	2,087
Ceva, Inc.*	162	2,083
Mercury Computer Systems, Inc.*	187	2,059
Novatel Wireless, Inc.*	256	2,040
Internap Network Services Corp.*	434	2,040
Interactive Intelligence, Inc.*	110	2,028
Internet Capital Group, Inc.*	305	2,028
Comverge, Inc.*	180	2,023
Ciber, Inc.*	580	2,001
Photronics, Inc.*	449	1,998
Perficient, Inc.*	236	1,989

88	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

MoneyGram International, Inc.*	693	$1,989
Fortinet, Inc.*	110	1,933
iGate Corp.	193	1,930
Radisys Corp.*	202	1,929
Ixia*	259	1,927
Smart Modular Technologies (WWH), Inc.*	305	1,918
Symmetricom, Inc.*	366	1,903
Hughes Communications, Inc.*	73	1,900
Digi International, Inc.*	206	1,879
Cray, Inc.*	292	1,875
Bel Fuse, Inc. — Class B	87	1,870
EMS Technologies, Inc.*	126	1,827
Seachange International, Inc.*	274	1,800
Internet Brands, Inc. — Class A*	227	1,777
Anaren, Inc.*	116	1,746
KVH Industries, Inc.*	118	1,740
Silicon Graphics International Corp.*	248	1,738
NVE Corp.*	42	1,735
Electro Rent Corp.	150	1,731
Silicon Storage Technology, Inc.*	674	1,725
Rudolph Technologies, Inc.*	255	1,714
PROS Holdings, Inc.*	161	1,666
Techwell, Inc.*	126	1,663
LoopNet, Inc.*	165	1,640
MIPS Technology, Inc.*	375	1,639
Actuate Corp.*	382	1,635
Silicon Image, Inc.*	632	1,631
Symyx Technologies, Inc.*	294	1,617
Airvana, Inc.*	212	1,611
Openwave Systems, Inc.*	703	1,603
Ness Technologies, Inc.*	326	1,597
Monotype Imaging Holdings, Inc.*	175	1,580
DivX, Inc.*	272	1,534
DemandTec, Inc.*	174	1,526
Technitrol, Inc.	344	1,507
Isilon Systems, Inc.*	219	1,502
Web.com Group, Inc.*	224	1,463
IXYS Corp.*	195	1,447
China Information Security Technology, Inc.*	233	1,435
Advanced Analogic Technologies, Inc.*	364	1,434
Globecomm Systems, Inc.*	183	1,431
NCI, Inc.*	51	1,410
Double-Take Software, Inc.*	140	1,399
Powerwave Technologies, Inc.*	1,109	1,397
Opnet Technologies, Inc.	112	1,365
Cogo Group, Inc.*	185	1,363
Vasco Data Security International*	216	1,354
Entropic Communications, Inc.*	440	1,351
Rimage Corp.*	76	1,318
Integral Systems, Inc.*	152	1,316

		MARKET
	SHARES	VALUE

Liquidity Services, Inc.*	128	$1,289
Archipelago Learning, Inc.*	60	1,242
LogMeIn, Inc.*	60	1,197
FalconStor Software, Inc.*	292	1,186
Measurement Specialties, Inc.*	116	1,166
Agilysys, Inc.	126	1,147
American Software, Inc. — Class A	190	1,140
Deltek, Inc.*	145	1,128
Tier Technologies, Inc. — Class B*	140	1,120
Online Resources Corp.*	211	1,110
Limelight Networks, Inc.*	280	1,100
Lionbridge Technologies, Inc.*	475	1,092
Keynote Systems, Inc.	100	1,091
DSP Group, Inc.*	193	1,087
Immersion Corp.*	236	1,079
Spectrum Control, Inc.*	110	1,042
Support.com, Inc.*	387	1,022
Computer Task Group, Inc.*	127	1,017
BigBand Networks, Inc.*	295	1,015
Network Equipment Technologies, Inc.*	250	1,012
PLX Technology, Inc.*	313	1,011
Microtune, Inc.*	436	985
Trident Microsystems, Inc.*	525	977
Innodata Isogen, Inc.*	176	975
PC-Tel, Inc.*	163	965
Virtusa Corp.*	106	960
ActivIdentity Corp.*	393	924
ICx Technologies, Inc.*	96	914
Zix Corp.*	533	911
Unica Corp.*	117	907
Rosetta Stone, Inc.*	50	898
Hackett Group, Inc.*	320	890
White Electronics Designs Corp.*	190	887
Zygo Corp.*	130	875
Dice Holdings, Inc.*	133	871
GSE Systems, Inc.*	156	855
Saba Software, Inc.*	206	853
Marchex, Inc.	166	843
Ancestry.com, Inc.*	60	841
Phoenix Technologies Ltd.*	294	809
OpenTable, Inc.*	30	764
Virage Logic Corp.*	136	748
Startek, Inc.*	100	748
CPI International, Inc.*	56	741
GSI Technology, Inc.*	162	726
Dynamics Research Corp.*	66	700
SRS Labs, Inc.*	95	696
Chordiant Software, Inc.*	250	688
Emcore Corp.*	634	678
ePlus, Inc.*	40	660
Callidus Software, Inc.*	216	652

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	89

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

QAD, Inc.	105	$642
Echo Global Logistics, Inc.*	50	635
Pervasive Software, Inc.*	130	627
Information Services Group, Inc.*	195	618
Travelzoo, Inc.*	50	615
DDi Corp.*	124	606
Renaissance Learning, Inc.	51	579
Communications Systems, Inc.	46	572
China TransInfo Technology Corp.*	70	572
Parkervision, Inc.*	308	564
PC Connection, Inc.*	80	540
TechTarget, Inc.*	95	535
X-Rite, Inc.*	220	480
PC Mall, Inc.*	87	454
Ipass, Inc.*	423	440
Opnext, Inc.*	230	437
MEMSIC, Inc.*	130	426
Imergent, Inc.	70	425
eLoyalty Corp.*	61	419
PAR Technology Corp.*	66	381
RAE Systems, Inc.*	343	377

Total Information Technology		1,436,908

INDUSTRIALS 11.7%
UAL Corp.*	1,407	18,164
Watson Wyatt Worldwide, Co.*	360	17,107
Nordson Corp.	279	17,069
GrafTech International Ltd.*	1,006	15,643
Regal-Beloit Corp.	295	15,322
American Superconductor Corp.*	372	15,215
EMCOR Group, Inc.*	550	14,795
Clarcor, Inc.	428	13,884
Tetra Tech, Inc.*	507	13,775
Woodward Governor Co.	506	13,040
Acuity Brands, Inc.	363	12,937
Brady Corp. — Class A	396	11,884
Curtiss-Wright Corp.	378	11,839
JetBlue Airways Corp.*	2,129	11,603
Teledyne Technologies, Inc.*	302	11,585
United Stationers, Inc.*	202	11,484
Avis Budget Group, Inc.*	859	11,270
Moog, Inc. — Class A*	377	11,020
Baldor Electric Co.	390	10,955
Watsco, Inc.	222	10,874
Clean Harbors, Inc.*	180	10,730
Alaska Air Group, Inc.*	309	10,679
MPS Group, Inc.*	776	10,662
Actuant Corp. — Class A	574	10,636
Hexcel Corp.*	810	10,514
HNI Corp.	380	10,499
Genesee & Wyoming, Inc. — Class A*	308	10,053
Esterline Technologies Corp.*	246	10,029
Kaydon Corp.	276	9,870
Granite Construction, Inc.	288	9,694

		MARKET
	SHARES	VALUE

Geo Group, Inc.*	430	$9,408
Knight Transportation, Inc.	476	9,182
Simpson Manufacturing Company, Inc.	323	8,685
Belden, Inc.	385	8,439
Heico Corp.	187	8,290
HUB Group, Inc. — Class A*	308	8,264
Resources Connection, Inc.*	379	8,042
ESCO Technologies, Inc.	224	8,030
SkyWest, Inc.	473	8,003
ABM Industries, Inc.	387	7,995
Applied Industrial Technologies, Inc.	360	7,945
Briggs & Stratton Corp.	419	7,840
Healthcare Services Group, Inc.	363	7,790
Watts Industries, Inc. — Class A	250	7,730
A.O. Smith Corp.	177	7,680
Mueller Industries, Inc.	308	7,651
AAR Corp.*	327	7,514
SYKES Enterprises, Inc.*	292	7,437
Insituform Technologies, Inc. — Class A*	327	7,429
EnerSys*	335	7,326
Otter Tail Power Co.	295	7,316
Orbital Sciences Corp.*	470	7,172
Rollins, Inc.	372	7,172
Herman Miller, Inc.	448	7,159
Werner Enterprises, Inc.	356	7,045
Old Dominion Freight Line, Inc.*	229	7,030
CoStar Group, Inc.*	165	6,892
Atlas Air Worldwide Holdings, Inc.*	183	6,817
II-VI, Inc.*	214	6,805
Triumph Group, Inc.	140	6,755
Mueller Water Products, Inc. — Class A	1,289	6,703
Middleby Corp.*	136	6,667
US Airways Group, Inc.*	1,358	6,573
Corporate Executive Board Co.	286	6,527
Barnes Group, Inc.	386	6,523
Heartland Express, Inc.	423	6,459
Korn/Ferry International*	382	6,303
Deluxe Corp.	426	6,301
Arkansas Best Corp.	214	6,298
Navigant Consulting, Inc.*	418	6,211
Dollar Thrifty Automotive Group, Inc.*	239	6,121
Beacon Roofing Supply, Inc.*	382	6,112
Forward Air Corp.	243	6,087
American Science & Engineering, Inc.	80	6,067
Allegiant Travel Co.*	127	5,991
AirTran Holdings, Inc.*	1,133	5,914
Universal Forest Products, Inc.	156	5,742

90	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Mine Safety Appliances Co.	216	$5,730
Franklin Electric Company, Inc.	193	5,612
Mastec, Inc.*	440	5,500
EnergySolutions, Inc.	643	5,459
TrueBlue, Inc.*	366	5,420
Quanex Building Products Corp.	315	5,346
Robbins & Myers, Inc.	224	5,268
Kaman Corp. — Class A	220	5,080
Ameron International Corp.	80	5,077
Albany International Corp. — Class A	226	5,076
United Rentals, Inc.*	513	5,033
Genco Shipping & Trading Ltd.*	220	4,924
Orion Marine Group, Inc.*	229	4,823
Cubic Corp.	126	4,700
Interline Brands, Inc.*	272	4,697
Badger Meter, Inc.	117	4,659
Layne Christensen Co.*	160	4,594
EnPro Industries, Inc.*	172	4,543
Griffon Corp.*	370	4,521
RBC Bearings, Inc.*	184	4,477
GeoEye, Inc.*	157	4,377
McGrath Rentcorp	195	4,360
Mobile Mini, Inc.*	303	4,269
Heidrick & Struggles International, Inc.	136	4,249
Administaff, Inc.	178	4,199
Ceradyne, Inc.*	216	4,149
Huron Consulting Group, Inc.*	179	4,124
Knoll, Inc.	396	4,091
Tennant Co.	156	4,086
Raven Industries, Inc.	128	4,067
Comfort Systems USA, Inc.	326	4,023
Chart Industries, Inc.*	243	4,022
G & K Services, Inc. — Class A	160	4,021
Advisory Board Co.*	130	3,986
Amerco, Inc.*	80	3,978
Energy Conversion Devices, Inc.*	376	3,974
Cenveo, Inc.*	450	3,938
ATC Technology Corp.*	165	3,935
Astec Industries, Inc.*	146	3,933
Tredegar Corp.	248	3,923
Tutor Perini Corp.*	216	3,905
John Bean Technologies Corp.	226	3,844
Steelcase, Inc. — Class A	603	3,835
Aircastle Ltd.	389	3,832
Lindsay Manufacturing Co.	95	3,786
School Specialty, Inc.*	161	3,766
Ennis, Inc.	224	3,761
M&F Worldwide Corp.*	91	3,595
Gibraltar Industries, Inc.*	228	3,586
EnerNOC, Inc.*	115	3,495
Interface, Inc. — Class A	413	3,432
Gorman-Rupp Co.	124	3,427

		MARKET
	SHARES	VALUE

Circor International, Inc.	136	$3,424
Viad Corp.	165	3,404
ACCO Brands Corp.*	458	3,334
AZZ, Inc.*	100	3,270
Blount International, Inc.*	321	3,242
Rush Enterprises, Inc. — Class A*	270	3,210
Apogee Enterprises, Inc.	228	3,192
Encore Wire Corp.	150	3,161
Exponent, Inc.*	113	3,146
Michael Baker Corp.*	74	3,064
Force Protection, Inc.*	587	3,058
Aerovironment, Inc.*	105	3,053
DynCorp International, Inc. — Class A*	212	3,042
Hawaiian Holdings, Inc.*	433	3,031
DigitalGlobe, Inc.*	123	2,977
Gencorp, Inc.*	423	2,961
Team, Inc.*	157	2,953
Kforce, Inc.*	236	2,950
RSC Holdings, Inc.*	412	2,900
CBIZ, Inc.*	373	2,872
Power-One, Inc.*	652	2,836
Altra Holdings, Inc.*	222	2,742
Ener1, Inc.*	430	2,726
MYR Group, Inc.*	150	2,712
Consolidated Graphics, Inc.*	77	2,697
Sun Hydraulics Corp.	101	2,651
Stanley, Inc.*	96	2,631
Dycom Industries, Inc.*	326	2,618
Kelly Services, Inc. — Class A*	219	2,613
Harbin Electric, Inc.*	125	2,568
Eagle Bulk Shipping, Inc.*	517	2,559
LB Foster Co. — Class A*	85	2,534
American Ecology Corp.	146	2,488
Federal Signal Corp.	413	2,486
Spherion Corp.*	440	2,473
Acacia Research*	270	2,460
Trex Company, Inc.*	125	2,450
Colfax Corp.*	203	2,444
Titan International, Inc.	299	2,425
H&E Equipment Services, Inc.*	230	2,413
NACCO Industries, Inc. — Class A	48	2,390
Argon ST, Inc.*	110	2,389
Evergreen Solar, Inc.*	1,581	2,387
Microvision, Inc.*	752	2,384
CRA International, Inc.*	89	2,372
Marten Transport Ltd.*	132	2,369
Kimball International, Inc. — Class B	274	2,334
RailAmerica, Inc.*	190	2,318
Taser International, Inc.*	523	2,291
FuelCell Energy, Inc.*	606	2,279

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	91

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Great Lakes Dredge & Dock Co.	344	$2,229
Dynamic Materials Corp.	111	2,226
Polypore International, Inc.*	186	2,213
Cascade Corp.	80	2,199
American Reprographics Co.*	312	2,187
K-Tron International, Inc.*	20	2,175
On Assignment, Inc.*	302	2,159
Northwest Pipe Co.*	80	2,149
Sterling Construction Company, Inc.*	112	2,148
Powell Industries, Inc.*	68	2,144
Republic Airways Holdings, Inc.*	289	2,136
Columbus McKinnon Corp. — Class A*	156	2,131
Bowne & Company, Inc.	317	2,118
Broadwind Energy, Inc.*	259	2,095
Celadon Group, Inc.*	189	2,051
Ampco-Pittsburgh Corp.	65	2,049
Standex International Corp.	102	2,049
Applied Signal Technology, Inc.	106	2,045
Cornell Companies, Inc.*	88	1,998
Freightcar America, Inc.	100	1,983
Ladish Company, Inc.*	130	1,960
AAON, Inc.	100	1,949
Energy Recovery, Inc.*	279	1,920
Tecumseh Products Co. — Class A*	164	1,917
Insteel Industries, Inc.	147	1,911
Graham Corp.	92	1,904
Advanced Battery Technologies, Inc.*	467	1,868
ICF International, Inc.*	69	1,849
VSE Corp.	40	1,803
Schawk, Inc.	132	1,795
Houston Wire & Cable Co.	149	1,773
American Woodmark Corp.	90	1,771
Ducommun, Inc.	92	1,721
PMFG, Inc.*	106	1,718
3D Systems Corp.*	150	1,695
Saia, Inc.*	113	1,675
TAL International Group, Inc.	125	1,654
Satcon Technology Corp.*	586	1,653
China Fire & Security Group, Inc.*	118	1,597
Kadant, Inc.*	99	1,580
International Shipholding Corp.	50	1,554
Greenbrier Companies, Inc.	144	1,495
Herley Industries, Inc.*	107	1,486
American Commercial Lines, Inc.*	80	1,466
GT Solar International, Inc.*	263	1,462
Dynamex, Inc.*	80	1,448
Vicor Corp.*	155	1,442
Diamond Management & Technology Consultants, Inc.	195	1,437
Metalico, Inc.*	284	1,397

		MARKET
	SHARES	VALUE

Builders FirstSource, Inc.*	360	$1,386
Horizon Lines, Inc. — Class A	248	1,381
NCI Building Systems, Inc.*	755	1,367
Waste Services, Inc.*	150	1,367
Textainer Group Holdings Ltd.	80	1,352
Hill International, Inc.*	213	1,329
LaBarge, Inc.*	110	1,326
Pike Electric Corp.*	140	1,299
Fushi Copperweld, Inc.*	128	1,295
Met-Pro Corp.	121	1,285
LSI Industries, Inc.	160	1,261
Air Transport Services Group, Inc.*	473	1,249
Fuel Tech, Inc.*	152	1,242
ICT Group, Inc.*	76	1,241
CDI Corp.	95	1,230
APAC Teleservices, Inc.*	205	1,222
Innerworkings, Inc.*	206	1,215
Titan Machinery, Inc.*	105	1,212
Mistras Group, Inc.*	80	1,205
Furmanite Corp.*	309	1,177
Flow International Corp.*	381	1,173
Multi-Color Corp.	90	1,099
SmartHeat, Inc.*	75	1,089
Courier Corp.	76	1,083
Aceto Corp.	207	1,066
COMSYS IT Partners, Inc.*	117	1,040
Volt Information Sciences, Inc.*	103	1,030
Perma-Fix Environmental Services*	453	1,028
Sauer, Inc.*	85	1,021
Alamo Group, Inc.	59	1,012
PowerSecure International, Inc.*	140	1,009
Standard Parking Corp.*	61	969
China BAK Battery, Inc.*	346	962
GP Strategies Corp.*	126	949
Patriot Transportation Holding, Inc.*	10	945
DXP Enterprises, Inc.*	72	941
Pacer International, Inc.*	293	926
Trimas Corp.*	131	887
LMI Aerospace, Inc.*	66	878
Argan, Inc.*	61	878
USA Truck, Inc.*	70	876
Preformed Line Products Co.	20	876
American Railcar Industries, Inc.	79	871
Universal Truckload Services, Inc.	48	869
Miller Industries, Inc. — Class A*	76	863
Ultrapetrol Bahamas Ltd.*	176	838
Ascent Solar Technologies, Inc.*	155	822
TBS International Ltd. — Class A*	109	801
Todd Shipyards Corp.	46	771
Standard Register Co.	150	765
Twin Disc, Inc.	71	741
Hurco Companies, Inc.*	50	740

92	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Barrett Business Services, Inc.	59	$725
Franklin Covey Co.*	110	693
Odyssey Marine Exploration, Inc.*	487	687
Astronics Corp.*	80	684
CAI International, Inc.*	75	677
Orion Energy Systems, Inc.*	153	672
Eastern Co.	50	672
Global Defense Technology & Systems, Inc.*	40	658
Flanders Corp.*	142	633
Chase Corp.	53	626
Portec Rail Products, Inc.	55	589
Duoyuan Printing, Inc.*	70	564
Willis Lease Finance Corp.*	37	555
United Capital Corp.*	22	524
North American Galvanizing & Coating, Inc.*	107	519
Primoris Services Corp.	65	518
Lawson Products, Inc.	27	477
Ultralife Batteries, Inc.*	107	462
YRC Worldwide, Inc.*	496	417
Valence Technology, Inc.*	418	380
Omega Flex, Inc.	25	350
Heritage-Crystal Clean, Inc.*	30	314
Lihua International, Inc.*	30	314
Integrated Electrical Services, Inc.*	50	293
BlueLinx Holdings, Inc.*	95	263
AMREP Corp.*	10	137

Total Industrials		1,234,309

HEALTH CARE 10.6%
Human Genome Sciences, Inc.*	1,540	47,124
Onyx Pharmaceuticals, Inc.*	516	15,139
Owens & Minor, Inc.	348	14,940
Healthsouth Corp.*	785	14,734
Steris Corp.	489	13,677
Medicis Pharmaceutical Corp. — Class A	503	13,606
WellCare Health Plans, Inc.*	356	13,087
Masimo Corp.*	428	13,020
Emergency Medical Services Corp.*	240	12,996
Thoratec Corp.*	480	12,922
Regeneron Pharmaceuticals, Inc.*	532	12,864
athenahealth, Inc.*	283	12,803
Quality Systems, Inc.	203	12,746
Varian, Inc.*	242	12,473
Haemonetics Corp.*	221	12,188
Magellan Health Services, Inc.*	296	12,056
AMERIGROUP Corp.*	446	12,024
American Medical Systems Holdings, Inc.*	623	12,018
Salix Pharmaceuticals Ltd.*	470	11,938

		MARKET
	SHARES	VALUE

Immucor, Inc.*	588	$11,901
Auxilium Pharmaceuticals, Inc.*	392	11,752
Amedisys, Inc.*	234	11,363
Catalyst Health Solutions, Inc.*	311	11,342
Dionex Corp.*	152	11,228
PSS World Medical, Inc.*	496	11,195
West Pharmaceutical Services, Inc.	279	10,937
HMS Holdings Corp.*	217	10,566
NuVasive, Inc.*	314	10,042
Psychiatric Solutions, Inc.*	471	9,957
Cubist Pharmaceuticals, Inc.*	491	9,314
Chemed Corp.	192	9,210
Medivation, Inc.*	241	9,074
Align Technology, Inc.*	493	8,785
Eclipsys Corp.*	471	8,723
Isis Pharmaceuticals, Inc.*	783	8,691
ev3, Inc.*	626	8,351
Acorda Therapeutics, Inc.*	320	8,070
Par Pharmaceutical Companies, Inc.*	294	7,956
Savient Pharmaceuticals, Inc.*	555	7,554
Centene Corp.*	355	7,515
Alkermes, Inc.*	798	7,509
Nektar Therapeutics*	778	7,251
Meridian Bioscience, Inc.	336	7,241
Healthspring, Inc.*	405	7,132
Volcano Corp.*	409	7,108
Seattle Genetics, Inc.*	696	7,071
PDL BioPharma, Inc.	1,006	6,901
MedAssets, Inc.*	325	6,893
Impax Laboratories, Inc.*	506	6,882
Parexel International Corp.*	475	6,697
Incyte Corp.*	733	6,678
Exelixis, Inc.*	895	6,596
Gentiva Health Services, Inc.*	237	6,401
RehabCare Group, Inc.*	210	6,390
Vivus, Inc.*	676	6,212
Cepheid, Inc.*	493	6,153
Kindred Healthcare, Inc.*	331	6,110
Wright Medical Group, Inc.*	316	5,988
Theravance, Inc.*	449	5,868
Invacare Corp.	235	5,861
Integra LifeSciences Holdings Corp.*	159	5,848
AmSurg Corp.*	263	5,791
Cell Therapeutics, Inc.*	4,827	5,503
Viropharma, Inc.*	653	5,479
Phase Forward, Inc.*	356	5,465
Conmed Corp.*	235	5,358
AMAG Pharmaceuticals, Inc.*	139	5,286
Alnylam Pharmaceuticals, Inc.*	300	5,286
Luminex Corp.*	350	5,225
Martek Biosciences Corp.*	275	5,208
Healthways, Inc.*	276	5,062

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	93

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Bruker Corp.*	413	$4,981
Conceptus, Inc.*	263	4,934
Landauer, Inc.	80	4,912
Genoptix, Inc.*	136	4,832
Zoll Medical Corp.*	180	4,810
Celera Corp.*	694	4,796
IPC The Hospitalist Co.*	143	4,755
Cyberonics, Inc.*	228	4,660
Abaxis, Inc.*	182	4,650
XenoPort, Inc.*	245	4,547
inVentiv Health, Inc.*	278	4,495
Merit Medical Systems, Inc.*	229	4,417
Odyssey HealthCare, Inc.*	278	4,331
Insulet Corp.*	301	4,298
Sirona Dental Systems, Inc.*	135	4,285
MannKind Corp.*	488	4,275
Analogic Corp.	111	4,275
LHC Group, Inc.*	127	4,268
Orthofix International NV*	136	4,212
Momenta Pharmaceuticals, Inc.*	332	4,187
Geron Corp.*	747	4,146
InterMune, Inc.*	316	4,121
ICU Medical, Inc.*	113	4,118
PharMerica Corp.*	255	4,049
Enzon Pharmaceuticals, Inc.*	384	4,044
Bio-Reference Labs, Inc.*	103	4,037
Allos Therapeutics, Inc.*	614	4,034
Rigel Pharmaceuticals, Inc.*	421	4,004
Neogen Corp.*	165	3,896
ImmunoGen, Inc.*	484	3,804
Greatbatch, Inc.*	197	3,788
Affymax, Inc.*	152	3,760
Medicines Co.*	438	3,653
Pharmasset, Inc.*	176	3,643
Facet Biotech Corp.*	207	3,639
Computer Programs & Systems, Inc.	78	3,592
Natus Medical, Inc.*	242	3,579
Affymetrix, Inc.*	589	3,440
Sun Healthcare Group, Inc.*	368	3,375
Angiodynamics, Inc.*	208	3,345
Halozyme Therapeutics, Inc.*	567	3,328
MWI Veterinary Supply, Inc.*	88	3,318
SonoSite, Inc.*	140	3,308
Micromet, Inc.*	483	3,217
Emeritus Corp.*	168	3,150
DexCom, Inc.*	388	3,135
Omnicell, Inc.*	266	3,110
Air Methods Corp.*	90	3,026
Quidel Corp.*	216	2,976
Select Medical Holdings Corp.*	280	2,974
Triple-S Management Corp. — Class B*	165	2,904
SurModics, Inc.*	128	2,900

		MARKET
	SHARES	VALUE

Inspire Pharmaceuticals, Inc.*	521	$2,876
Hanger Orthopedic Group, Inc.*	206	2,849
Almost Family, Inc.*	71	2,807
Arena Pharmaceuticals, Inc.*	780	2,769
BioScrip, Inc.*	330	2,759
Optimer Pharmaceuticals, Inc.*	240	2,707
Universal American Financial Corp.*	226	2,644
Cross Country Healthcare, Inc.*	260	2,577
National Healthcare Corp.	70	2,528
Molina Healthcare, Inc.*	110	2,516
Vanda Pharmaceuticals, Inc.*	216	2,428
AMN Healthcare Services, Inc.*	266	2,410
Symmetry Medical, Inc.*	299	2,410
Res-Care, Inc.*	209	2,341
Questcor Pharmaceuticals, Inc.*	484	2,299
Genomic Health, Inc.*	117	2,289
Assisted Living Concepts, Inc. — Class A*	86	2,268
Cantel Medical Corp.*	112	2,260
ABIOMED, Inc.*	256	2,237
eResearch Technology, Inc.*	363	2,182
Endologix, Inc.*	413	2,181
Kendle International, Inc.*	119	2,179
Sangamo Biosciences, Inc.*	365	2,161
Nabi Biopharmaceuticals*	430	2,107
Ariad Pharmaceuticals, Inc.*	922	2,102
Sequenom, Inc.*	507	2,099
Metabolix, Inc.*	187	2,070
Ligand Pharmaceuticals, Inc. — Class B*	950	2,061
Dyax Corp.*	596	2,020
Santarus, Inc.*	436	2,014
Zymogenetics, Inc.*	315	2,013
Cadence Pharmaceuticals, Inc.*	208	2,011
Electro-Optical Sciences, Inc.*	194	2,010
Clinical Data, Inc.*	110	2,009
Orthovita, Inc.*	563	1,976
OraSure Technologies, Inc.*	387	1,966
Hi-Tech Pharmacal Company, Inc.*	70	1,963
Protalix BioTherapeutics, Inc.*	289	1,913
Emergent Biosolutions, Inc.*	140	1,903
Micrus Endovascular Corp.*	126	1,891
Spectranetics Corp.*	271	1,886
Medical Action Industries, Inc.*	117	1,879
Corvel Corp.*	56	1,878
Accuray, Inc.*	333	1,868
Cypress Bioscience, Inc.*	322	1,855
IRIS International, Inc.*	150	1,854
HeartWare International, Inc.*	52	1,844
Albany Molecular Research, Inc.*	201	1,825
Durect Corp.*	731	1,806
Obagi Medical Products, Inc.*	150	1,800

94	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

RTI Biologics, Inc.*	464	$1,782
AGA Medical Holdings, Inc.*	120	1,772
Immunomedics, Inc.*	545	1,749
Curis, Inc.*	536	1,742
Kensey Nash Corp.*	67	1,708
Somanetics Corp.*	97	1,702
Ardea Biosciences, Inc.*	120	1,680
AMICAS, Inc.*	303	1,648
Orexigen Therapeutics, Inc.*	220	1,637
American Dental Partners, Inc.*	126	1,625
MAKO Surgical Corp.*	146	1,621
US Physical Therapy, Inc.*	95	1,608
Novavax, Inc.*	602	1,601
Spectrum Pharmaceuticals, Inc.*	360	1,598
NxStage Medical, Inc.*	190	1,587
Vital Images, Inc.*	124	1,574
Pain Therapeutics, Inc.*	292	1,565
CryoLife, Inc.*	243	1,560
Atrion Corp.	10	1,557
Cytori Therapeutics, Inc.*	253	1,543
Enzo Biochem, Inc.*	284	1,528
BMP Sunstone Corp.*	267	1,519
SIGA Technologies, Inc.*	260	1,508
Alphatec Holdings, Inc.*	282	1,506
TomoTherapy, Inc.*	385	1,502
Lexicon Genetics, Inc.*	880	1,496
Chindex International, Inc.*	105	1,484
Palomar Medical Technologies, Inc.*	146	1,472
Depomed, Inc.*	425	1,424
Providence Service Corp.*	90	1,422
Delcath Systems, Inc.*	268	1,378
Cambrex Corp.*	245	1,367
NPS Pharmaceuticals, Inc.*	402	1,367
BioCryst Pharmaceuticals, Inc.*	206	1,331
SuperGen, Inc.*	501	1,313
Ensign Group, Inc.	85	1,306
Accelrys, Inc.*	226	1,295
Pozen, Inc.*	216	1,294
Synovis Life Technologies, Inc.*	100	1,291
Arqule, Inc.*	348	1,284
ATS Medical, Inc.*	396	1,279
Maxygen, Inc.*	208	1,267
BioMimetic Therapeutics, Inc.*	106	1,265
Alliance Imaging, Inc.*	221	1,262
StemCells, Inc.*	999	1,259
Ista Pharmaceuticals, Inc.*	276	1,259
Sunrise Senior Living, Inc.*	381	1,227
Skilled Healthcare Group, Inc. — Class A*	164	1,222
Exactech, Inc.*	69	1,194
Young Innovations, Inc.	48	1,189
AVI BioPharma, Inc.*	809	1,181
Allion Healthcare, Inc.*	180	1,181

		MARKET
	SHARES	VALUE

Vical, Inc.*	356	$1,171
CardioNet, Inc.*	195	1,158
Vascular Solutions, Inc.*	136	1,141
Array Biopharma, Inc.*	402	1,130
KV Pharmaceutical Co.*	305	1,119
Allied Healthcare International, Inc.*	376	1,094
Bovie Medical Corp.*	140	1,093
Repligen Corp.*	263	1,081
Rockwell Medical Technologies, Inc.*	140	1,077
Continucare Corp.*	246	1,075
Transcend Services, Inc.*	50	1,068
Cytokinetics, Inc.*	365	1,062
America Service Group, Inc.	65	1,032
Medcath Corp.*	130	1,028
Osiris Therapeutics, Inc.*	144	1,028
Stereotaxis, Inc.*	260	1,022
AVANIR Pharmaceuticals, Inc. — Class A*	536	1,018
Progenics Pharmaceuticals, Inc.*	226	1,003
Celldex Therapeutics, Inc.*	210	983
Myriad Pharmaceuticals, Inc.*	195	981
Merge Healthcare, Inc.*	290	974
Capital Senior Living Corp.*	192	964
Cumberland Pharmaceuticals, Inc.*	70	951
Medidata Solutions, Inc.*	60	936
OncoGenex Pharmaceutical, Inc.*	42	936
Infinity Pharmaceuticals, Inc.*	150	927
Idera Pharmaceuticals, Inc.*	179	925
Cutera, Inc.*	106	902
Neurocrine Biosciences, Inc.*	328	892
Biospecifics Technologies Corp.*	30	881
Utah Medical Products, Inc.	30	880
Cynosure, Inc.*	76	873
Rochester Medical Corp.*	76	846
Akorn, Inc.*	470	841
Health Grades, Inc.*	195	837
Insmed, Inc.*	1,049	808
MAP Pharmaceuticals, Inc.*	79	753
Harvard Bioscience, Inc.*	206	735
Nighthawk Radiology Holdings, Inc.*	162	734
LCA-Vision, Inc.*	136	696
SciClone Pharmaceuticals, Inc.*	296	690
Nanosphere, Inc.*	107	689
Synta Pharmaceuticals Corp.*	136	688
Opko Health, Inc.*	372	681
GTx, Inc.*	162	680
NeurogesX, Inc.*	87	671
Discovery Laboratories, Inc.*	1,057	664
Clarient, Inc.*	246	652
NovaMed, Inc.*	166	644

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	95

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Virtual Radiologic Corp.*	50	$638
Hansen Medical, Inc.*	210	636
Home Diagnostics, Inc.*	100	610
Metropolitan Health Networks, Inc.*	306	609
Chelsea Therapeutics International, Inc.*	218	589
Javelin Pharmaceuticals, Inc.*	449	584
Hemispherx Biopharma, Inc.*	1,036	580
ARYx Therapeutics, Inc.*	180	578
Adolor Corp.*	392	572
Idenix Pharmaceuticals, Inc.*	264	568
Biodel, Inc.*	126	547
MedQuist, Inc.	80	535
Caraco Pharmaceutical Laboratories Ltd.*	87	525
Amicus Therapeutics, Inc.*	132	524
RadNet, Inc.*	247	504
Lannet Company, Inc.*	85	502
TranS1, Inc.*	110	435
Omeros Corp.*	60	421
Poniard Pharmaceuticals, Inc.*	216	395
Cardiac Science Corp.*	166	370
Cardiovascular Systems, Inc.*	80	367
BioDelivery Sciences International, Inc.*	92	362
OXiGENE, Inc.*	314	358
Acura Pharmaceuticals, Inc.*	65	346
Sucampo Pharmaceuticals, Inc. — Class A*	85	343
Matrixx Initiatives, Inc.*	80	338
Cornerstone Therapeutics, Inc.*	51	311
National Research Corp.	15	311
Molecular Insight Pharmaceuticals, Inc.*	136	306
Cardium Therapeutics, Inc.*	380	258
American Caresource Holdings, Inc.*	90	216
MiddleBrook Pharmaceuticals, Inc.*	305	156
Repros Therapeutics, Inc.*	130	104
EnteroMedics, Inc.*	146	82

Total Health Care		1,126,992

CONSUMER DISCRETIONARY 10.2%
Tupperware Brands Corp.	534	24,868
Bally Technologies, Inc.*	461	19,035
J. Crew Group, Inc.*	418	18,701
The Warnaco Group, Inc.*	386	16,285
Tractor Supply Co.*	296	15,676
Tempur-Pedic International, Inc.*	631	14,911
Fossil, Inc.*	390	13,088
Sotheby’s	564	12,679
Dana Holding Corp.*	1,168	12,661
Carter’s, Inc.*	480	12,600

		MARKET
	SHARES	VALUE

Collective Brands, Inc.*	540	$12,296
Jones Apparel Group, Inc.	719	11,547
Polaris Industries, Inc.	260	11,344
Dress Barn, Inc.*	482	11,134
Wolverine World Wide, Inc.	405	11,024
Gymboree Corp.*	252	10,960
Cheesecake Factory, Inc.*	507	10,946
Deckers Outdoor Corp.*	106	10,782
Lululemon Athletica, Inc.*	340	10,234
Cooper Tire & Rubber Co.	497	9,965
Rent-A-Center, Inc.*	562	9,959
Eastman Kodak Co.*	2,256	9,520
Jack in the Box, Inc.*	483	9,501
Brunswick Corp.	740	9,405
Vail Resorts, Inc.*	245	9,261
Men’s Wearhouse, Inc.	437	9,203
Corinthian Colleges, Inc.*	666	9,171
Capella Education Co.*	121	9,111
Matthews International Corp. — Class A	256	9,070
Tenneco, Inc.*	503	8,918
Life Time Fitness, Inc.*	344	8,576
Skechers U.S.A., Inc. — Class A*	284	8,352
NutriSystem, Inc.	262	8,167
OfficeMax, Inc.*	640	8,122
Jo-Ann Stores, Inc.*	221	8,009
Dillard’s, Inc. — Class A	430	7,934
Pool Corp.	408	7,785
Under Armour, Inc.*	282	7,690
Iconix Brand Group, Inc.*	597	7,552
Regis Corp.	484	7,536
Bob Evans Farms, Inc.	256	7,411
P.F. Chang’s China Bistro, Inc.*	195	7,392
Valassis Communications, Inc.*	402	7,341
Cracker Barrel Old Country Store, Inc.	192	7,294
American Greetings Corp. — Class A	330	7,191
Coinstar, Inc.*	252	7,001
Ryland Group, Inc.	355	6,994
Saks, Inc.*	1,056	6,927
ArvinMeritor, Inc.*	617	6,898
AnnTaylor Stores Corp.*	493	6,725
Blue Nile, Inc.*	106	6,713
HSN, Inc.*	330	6,663
Orient-Express Hotels Ltd. — Class A*	653	6,621
Timberland Co. — Class A*	366	6,562
Gaylord Entertainment Co.*	330	6,518
Charming Shoppes, Inc.*	970	6,276
Jos. A. Bank Clothiers, Inc.*	148	6,244
Buckle, Inc.	213	6,237
Buffalo Wild Wings, Inc.*	152	6,121

96	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Children’s Place Retail Stores, Inc.*	185	$6,107
CEC Entertainment, Inc.*	191	6,097
Sally Beauty Holdings, Inc.*	788	6,028
Helen of Troy Ltd.*	246	6,017
Live Nation, Inc.*	698	5,940
Unifirst Corp.	120	5,773
National CineMedia, Inc.	348	5,766
Group 1 Automotive, Inc.*	200	5,670
Scholastic Corp.	190	5,668
Steven Madden Ltd.*	130	5,361
Genesco, Inc.*	190	5,217
Hibbett Sports, Inc.*	235	5,168
American Public Education, Inc.*	149	5,120
Sonic Corp.*	508	5,116
99 Cents Only Stores*	388	5,071
Arbitron, Inc.	216	5,059
Fuel Systems Solutions, Inc.*	122	5,031
Meritage Homes Corp.*	258	4,987
Pier 1 Imports, Inc.*	965	4,912
Cabela’s, Inc. — Class A*	338	4,820
Monro Muffler Brake, Inc.	142	4,749
Texas Roadhouse, Inc.*	419	4,705
Cato Corp. — Class A	234	4,694
Steiner Leisure Ltd.*	116	4,612
Modine Manufacturing Co.*	389	4,606
Pinnacle Entertainment, Inc.*	512	4,598
Liz Claiborne, Inc.*	803	4,521
Finish Line, Inc. — Class A	358	4,493
Papa John’s International, Inc.*	180	4,205
Ulta Salon Cosmetics & Fragrance, Inc.*	227	4,122
Callaway Golf Co.	543	4,094
CROCS, Inc.*	708	4,071
Interval Leisure Group, Inc.*	326	4,065
Belo Corp. — Class A	746	4,058
La-Z-Boy, Inc.*	425	4,050
National Presto Industries, Inc.	37	4,042
Ruby Tuesday, Inc.*	550	3,960
K12, Inc.*	195	3,953
Stage Stores, Inc.	316	3,906
True Religion Apparel, Inc.*	210	3,883
Ticketmaster Entertainment, Inc.*	316	3,862
Cinemark Holdings, Inc.	268	3,851
Columbia Sportswear Co.	97	3,787
DineEquity, Inc.*	154	3,741
Shuffle Master, Inc.*	450	3,708
PetMed Express, Inc.	199	3,508
Stewart Enterprises, Inc. — Class A	679	3,497
Fred’s, Inc.	342	3,488
Peet’s Coffee & Tea, Inc.*	104	3,466
Brown Shoe Company, Inc.	351	3,464
CKE Restaurants, Inc.	406	3,435

		MARKET
	SHARES	VALUE

The Pep Boys-Manny Moe & Jack	405	$3,426
Harte-Hanks, Inc.	316	3,406
Citi Trends, Inc.*	123	3,397
Universal Technical Institute, Inc.*	166	3,353
RCN Corp.*	305	3,309
Lumber Liquidators Holdings, Inc.*	123	3,296
Ameristar Casinos, Inc.	216	3,290
Standard-Pacific Corp.*	847	3,168
Drew Industries, Inc.*	150	3,098
Big 5 Sporting Goods Corp.	180	3,092
Asbury Automotive Group, Inc.*	268	3,090
Ascent Media Corp. — Class A*	120	3,064
BJ’s Restaurants, Inc.*	160	3,011
Churchill Downs, Inc.	80	2,988
Exide Technologies*	418	2,972
Shutterfly, Inc.*	166	2,956
Jakks Pacific, Inc.*	242	2,933
Superior Industries International, Inc.	190	2,907
Winnebago Industries, Inc.*	237	2,891
Ethan Allen Interiors, Inc.	213	2,858
American Axle & Manufacturing Holdings, Inc.*	356	2,855
The Wet Seal, Inc. — Class A*	824	2,843
iRobot Corp.*	159	2,798
Volcom, Inc.*	162	2,712
Sonic Automotive, Inc.*	260	2,701
Knology, Inc.*	246	2,694
World Wrestling Entertainment, Inc.	175	2,683
Maidenform Brands, Inc.*	160	2,670
RC2 Corp.*	179	2,640
Universal Electronics, Inc.*	113	2,624
Core-Mark Holding Company, Inc.*	79	2,604
DSW, Inc.*	100	2,588
CKX, Inc.*	490	2,582
Dolan Media Co.*	252	2,573
Domino’s Pizza, Inc.*	306	2,564
Pre-Paid Legal Services, Inc.*	61	2,506
G-III Apparel Group Ltd.*	113	2,449
hhgregg, Inc.*	111	2,445
Grand Canyon Education, Inc.*	127	2,414
Hot Topic, Inc.*	370	2,353
Stein Mart, Inc.*	220	2,345
Red Robin Gourmet Burgers, Inc.*	130	2,327
Christopher & Banks Corp.	303	2,309
FGX International Holdings Ltd.*	117	2,292
Oxford Industries, Inc.	110	2,275
Steak N Shake Co.*	7	2,269
drugstore.com, Inc.*	728	2,250
Orbitz Worldwide, Inc.*	305	2,239

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	97

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Marcus Corp.	174	$2,231
K-Swiss, Inc. — Class A*	221	2,197
Pacific Sunwear of California, Inc.*	548	2,181
Quiksilver, Inc.*	1,078	2,178
ChinaCast Education Corp.*	286	2,162
Zumiez, Inc.*	169	2,150
California Pizza Kitchen, Inc.*	159	2,139
Ambassadors Group, Inc.	160	2,126
Coldwater Creek, Inc.*	475	2,119
Smith & Wesson Holding Corp.*	500	2,045
Haverty Furniture Companies, Inc.	148	2,032
America’s Car Mart, Inc.*	76	2,001
Furniture Brands International, Inc.*	345	1,884
Speedway Motorsports, Inc.	106	1,868
Fuqi International, Inc.*	104	1,867
Cavco Industries, Inc.*	51	1,832
Retail Ventures, Inc.*	205	1,822
Bridgepoint Education, Inc.*	120	1,802
Talbots, Inc.*	202	1,800
Wonder Auto Technology, Inc.*	153	1,799
Vitamin Shoppe, Inc.*	80	1,779
Denny’s Corp.*	809	1,772
Kirkland’s, Inc.*	100	1,737
Overstock.com, Inc.*	128	1,736
AFC Enterprises, Inc.*	212	1,730
Hovnanian Enterprises, Inc. — Class A*	444	1,705
Blyth, Inc.	50	1,686
Rue21, Inc.*	60	1,685
EW Scripps Co. — Class A*	240	1,670
Shoe Carnival, Inc.*	80	1,638
Dorman Products, Inc.*	104	1,629
Lincoln Educational Services Corp.*	75	1,625
Beazer Homes USA, Inc.*	333	1,612
M/I Homes, Inc.*	150	1,559
Sturm Ruger & Company, Inc.	160	1,552
Spartan Motors, Inc.	273	1,537
Unifi, Inc.*	380	1,474
Mediacom Communications Corp.*	327	1,462
Krispy Kreme Doughnuts, Inc.*	490	1,446
Sinclair Broadcast Group, Inc. — Class A*	356	1,435
Rentrak Corp.*	80	1,414
Amerigon, Inc.*	176	1,397
Lithia Motors, Inc. — Class A*	170	1,397
Systemax, Inc.	88	1,382
Movado Group, Inc.	142	1,380
Journal Communications, Inc. — Class A	346	1,346

		MARKET
	SHARES	VALUE

Weyco Group, Inc.	56	$1,324
Multimedia Games, Inc.*	218	1,310
Standard Motor Products, Inc.*	150	1,278
Bebe Stores, Inc.	202	1,267
Perry Ellis International, Inc.*	80	1,205
Sealy Corp.*	381	1,204
Landry’s Restaurants, Inc.*	56	1,192
CSS Industries, Inc.	61	1,186
Stoneridge, Inc.*	128	1,153
Skyline Corp.	61	1,122
Leapfrog Enterprises, Inc.*	286	1,118
Hooker Furniture Corp.	90	1,113
Martha Stewart Omnimedia, Inc.*	224	1,107
Gaiam, Inc.*	142	1,092
Cherokee, Inc.	59	1,051
Jackson Hewitt Tax Service, Inc.*	235	1,034
LIN TV Corp. — Class A*	226	1,008
Sport Supply Group, Inc.	80	1,007
Midas, Inc.*	118	997
Audiovox Corp. — Class A*	140	993
West Marine, Inc.*	123	991
Mac-Gray Corp.*	96	989
O’Charleys, Inc.*	150	983
Isle of Capri Casinos, Inc.*	130	972
Vitacost.com, Inc.*	90	938
LodgeNet Interactive Corp.*	165	912
New York & Company, Inc.*	208	892
Stanley Furniture Co.*	87	883
Hawk Corp.*	50	881
Steinway Musical Instruments, Inc.*	55	875
Global Sources Ltd.*	135	844
McCormick & Schmick’s Seafood Restaurants, Inc.*	120	835
American Apparel, Inc.*	266	825
Stamps.com, Inc.*	90	810
Morgans Hotel Group Co.*	177	802
Rex Stores Corp.*	57	801
Universal Travel Group*	76	771
Fisher Communications, Inc.*	47	764
China Automotive Systems, Inc.*	40	748
Youbet.com, Inc.*	252	723
Learning Tree International, Inc.*	60	716
Build-A-Bear Workshop, Inc.*	142	694
Outdoor Channel Holdings, Inc.*	119	690
Destination Maternity Corp.*	36	684
Raser Technologies, Inc.*	550	682
Carmike Cinemas, Inc.*	90	680
Tuesday Morning Corp.*	252	650
Monarch Casino & Resort, Inc.*	80	648
Brookfield Homes Corp.*	81	648
Reading International, Inc. — Class A*	150	608
Luby’s, Inc.*	165	607

98	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Carrols Restaurant Group, Inc.*	85	$601
1-800-FLOWERS.com, Inc.*	223	591
Playboy Enterprises, Inc. — Class B*	183	586
Kenneth Cole Productions, Inc. — Class A*	59	569
Great Wolf Resorts, Inc.*	232	550
Zale Corp.*	195	530
Red Lion Hotels Corp.*	106	524
Princeton Review, Inc.*	124	503
CPI Corp.	40	491
Primedia, Inc.	136	491
Borders Group, Inc.*	413	487
Conn’s, Inc.*	82	479
Frisch’s Restaurants, Inc.	20	477
Syms Corp.*	62	448
Caribou Coffee Company, Inc.*	58	448
Dover Downs Gaming & Entertainment, Inc.	115	435
Benihana, Inc.*	110	417
US Auto Parts Network, Inc.*	80	416
Marine Products Corp.	80	394
Lakes Entertainment, Inc.*	156	392
Town Sports International Holdings, Inc.*	164	382
Books-A-Million, Inc.	56	376
Einstein Noah Restaurant Group, Inc.*	37	364
Ruth’s Hospitality Group, Inc.*	168	351
Bluegreen Corp.*	121	293
Value Line, Inc.	10	251
Nobel Learning Communities, Inc.*	27	205
Gander Mountain Co.*	40	204
NIVS IntelliMedia Technology Group, Inc.*	65	168
Crown Media Holdings, Inc. — Class A*	87	126

Total Consumer Discretionary		1,080,814

ENERGY 3.8%
Atlas Energy, Inc.	570	17,197
Arena Resources, Inc.*	321	13,845
World Fuel Services Corp.	502	13,448
Dril-Quip, Inc.*	236	13,329
Bristow Group, Inc.*	302	11,612
Brigham Exploration Co.*	832	11,274
Nordic American Tanker Shipping Ltd.	355	10,650
Berry Petroleum Co. — Class A	363	10,581
CARBO Ceramics, Inc.	155	10,566
Bill Barrett Corp.*	324	10,080
Gran Tierra Energy, Inc.*	1,712	9,810
Patriot Coal Corp.*	621	9,601

		MARKET
	SHARES	VALUE

Lufkin Industries, Inc.	130	$9,516
Key Energy Services, Inc.*	1,036	9,106
Rosetta Resources, Inc.*	435	8,669
Penn Virginia Corp.	375	7,984
BPZ Resources, Inc.*	783	7,438
Swift Energy Co.*	308	7,380
Tetra Technologies, Inc.*	633	7,014
Stone Energy Corp.*	354	6,390
Complete Production Services, Inc.*	486	6,318
Carrizo Oil & Gas, Inc.*	227	6,013
Global Industries Ltd.*	843	6,011
ATP Oil & Gas Corp.*	327	5,977
Willbros Group, Inc.*	332	5,601
GulfMark Offshore, Inc.*	189	5,351
ION Geophysical Corp.*	892	5,281
Goodrich Petroleum Corp.*	214	5,211
McMoRan Exploration Co.*	641	5,141
Ship Finance International Ltd.	365	4,975
Parker Drilling Co.*	984	4,871
Clean Energy Fuels Corp.*	301	4,638
Hercules Offshore, Inc.*	959	4,584
Contango Oil & Gas Co.*	97	4,560
Hornbeck Offshore Services, Inc.*	190	4,423
James River Coal Co.*	226	4,188
Cloud Peak Energy, Inc.*	260	3,786
USEC, Inc.*	949	3,654
GMX Resources, Inc.*	264	3,627
Northern Oil And Gas, Inc.*	303	3,587
Golar LNG Ltd.*	270	3,461
W&T Offshore, Inc.	286	3,346
Newpark Resources, Inc.*	752	3,181
Pioneer Drilling Co.*	386	3,049
International Coal Group, Inc.*	759	2,930
Petroleum Development Corp.*	160	2,914
Cal Dive International, Inc.*	381	2,880
General Maritime Corp.	406	2,838
T-3 Energy Services, Inc. — Class A*	110	2,805
Petroquest Energy, Inc.*	430	2,636
Rex Energy Corp.*	208	2,496
Gulfport Energy Corp.*	216	2,473
RPC, Inc.	235	2,444
Matrix Service Co.*	224	2,386
PHI, Inc.*	110	2,277
VAALCO Energy, Inc.	493	2,243
Oilsands Quest, Inc.*	1,872	2,153
Superior Well Services, Inc.*	150	2,139
Gulf Island Fabrication, Inc.	101	2,124
Crosstex Energy, Inc.	338	2,045
Natural Gas Services Group, Inc.*	104	1,960
Venoco, Inc.*	146	1,904
Allis-Chalmers Energy, Inc.*	504	1,900

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	99

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Apco Oil and Gas International,
Inc.	82	$1,812
Knightsbridge Tankers Ltd.	136	1,803
Uranium Energy Corp.*	466	1,761
Clayton Williams Energy, Inc.*	50	1,752
Toreador Resources Corp.	175	1,732
Basic Energy Services, Inc.*	190	1,691
Dawson Geophysical Co.*	70	1,618
Western Refining, Inc.*	341	1,606
Delta Petroleum Corp.*	1,500	1,560
DHT Maritime, Inc.	423	1,557
Panhandle Oil and Gas, Inc. —
Class A	60	1,554
Harvest Natural Resources, Inc.*	278	1,471
Warren Resources, Inc.*	593	1,453
Syntroleum Corp.*	532	1,415
CVR Energy, Inc.*	194	1,331
Green Plains Renewable Energy, Inc.*	80	1,190
OYO Geospace Corp.*	27	1,158
Cheniere Energy, Inc.*	465	1,125
Boots & Coots, Inc.*	663	1,094
Isramco, Inc.*	15	1,072
Endeavour International Corp.*	955	1,031
FX Energy, Inc.*	358	1,020
GeoResources, Inc.*	74	1,011
Bronco Drilling Company, Inc.*	195	989
Vantage Drilling Co.*	566	911
Zion Oil & Gas, Inc.*	120	858
Westmoreland Coal Co.*	93	829
Approach Resources, Inc.*	103	795
Teekay Tankers Ltd.	90	768
Bolt Technology Corp.*	66	727
Delek US Holdings, Inc.	105	715
Uranerz Energy Corp.*	436	567
CREDO Petroleum Corp.*	56	521
ENGlobal Corp.*	160	501
Geokinetics, Inc.*	51	491
Union Drilling, Inc.*	76	475
Alon USA Energy, Inc.	65	445
TGC Industries, Inc.*	110	430
Sulphco, Inc.*	571	382
Evergreen Energy, Inc.*	1,097	376
Cubic Energy, Inc.*	226	337
PrimeEnergy Corp.*	5	182

Total Energy		405,987

MATERIALS 3.5%
Domtar Corp.*	346	19,172
Rock-Tenn Co. — Class A	316	15,930
W.R. Grace & Co.*	605	15,337
Silgan Holdings, Inc.	222	12,849
Solutia, Inc.*	1,003	12,738
Hecla Mining Co.*	1,994	12,323
Olin Corp.	657	11,511

		MARKET
	SHARES	VALUE

Coeur d’Alene Mines Corp.*	625	$11,287
Sensient Technologies Corp.	410	10,783
Schweitzer-Mauduit International, Inc.	146	10,271
Rockwood Holdings, Inc.*	408	9,612
H.B. Fuller Co.	409	9,305
NewMarket Corp.	76	8,722
Minerals Technologies, Inc.	159	8,661
OM Group, Inc.*	264	8,287
Century Aluminum Co.*	475	7,690
Louisiana-Pacific Corp.*	1,064	7,427
Texas Industries, Inc.	203	7,103
Allied Nevada Gold Corp.*	463	6,982
Worthington Industries, Inc.	509	6,653
Arch Chemicals, Inc.	209	6,454
Calgon Carbon Corp.*	461	6,408
RTI International Metals, Inc.*	247	6,217
Ferro Corp.	724	5,966
PolyOne Corp.*	784	5,856
Amcol International Corp.	195	5,542
Kaiser Aluminum Corp.	130	5,411
Clearwater Paper Corp.*	96	5,277
Koppers Holdings, Inc.	169	5,144
Balchem Corp.	150	5,026
Glatfelter	382	4,641
Horsehead Holding Corp.*	357	4,552
Wausau Paper Corp.	374	4,338
Westlake Chemical Corp.	164	4,088
Deltic Timber Corp.	88	4,064
A. Schulman, Inc.	200	4,036
Stepan Co.	55	3,565
Haynes International, Inc.	104	3,429
Innophos Holdings, Inc.	144	3,311
Headwaters, Inc.*	505	3,293
Graphic Packaging Holding Co.*	939	3,258
Buckeye Technologies, Inc.*	330	3,221
Stillwater Mining Co.*	339	3,214
Zep, Inc.	179	3,100
Brush Engineered Materials, Inc.*	165	3,059
KapStone Paper and Packaging
Corp.*	276	2,719
Spartech Corp.	263	2,698
Olympic Steel, Inc.	80	2,606
Myers Industries, Inc.	267	2,430
Omnova Solutions, Inc.*	373	2,286
Zoltek Companies, Inc.*	232	2,204
LSB Industries, Inc.*	147	2,073
Innospec, Inc.	195	1,968
Quaker Chemical Corp.	93	1,920
A.M. Castle & Co.	140	1,917
AEP Industries, Inc.*	47	1,799
Neenah Paper, Inc.	123	1,716
US Gold Corp.*	669	1,659
ICO, Inc.	226	1,652

100	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
1

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

STR Holdings, Inc.*	100	$1,571
Hawkins, Inc.	70	1,528
ShengdaTech, Inc.*	240	1,471
Landec Corp.*	218	1,360
China Green Agriculture, Inc.*	91	1,338
Boise, Inc.*	250	1,327
American Vanguard Corp.	155	1,286
Bway Holding Co.*	61	1,172
General Moly, Inc.*	539	1,121
Universal Stainless & Alloy
Products, Inc.*	55	1,037
Paramount Gold and Silver
Corp.*	659	956
United States Lime & Minerals,
Inc.*	20	691
General Steel Holdings, Inc.*	153	675
China Precision Steel, Inc.*	255	523
Ampal American Israel Corp. —
Class A*	181	489
NL Industries, Inc.	60	416
U.S. Concrete, Inc.*	276	251
Sutor Technology Group Ltd.*	59	157

Total Materials		372,129

CONSUMER STAPLES 2.6%
Chattem, Inc.*	156	14,555
Casey’s General Stores, Inc.	427	13,630
Nu Skin Enterprises, Inc.	420	11,285
TreeHouse Foods, Inc.*	265	10,298
Universal Corp.	210	9,578
United Natural Foods, Inc.*	357	9,546
Ruddick Corp.	360	9,263
Lancaster Colony Corp.	160	7,952
Fresh Del Monte Produce, Inc.*	335	7,404
Sanderson Farms, Inc.	165	6,956
Bare Escentuals, Inc.*	556	6,800
Chiquita Brands International,
Inc.*	367	6,621
Lance, Inc.	234	6,154
American Italian Pasta Co.*	176	6,123
Darling International, Inc.*	689	5,774
Hain Celestial Group, Inc.*	337	5,732
Tootsie Roll Industries, Inc.	203	5,558
Central Garden and Pet Co. —
Class A*	523	5,199
Diamond Foods, Inc.	138	4,905
J&J Snack Foods Corp.	121	4,835
Vector Group Ltd.	333	4,662
Winn-Dixie Stores, Inc.*	461	4,628
WD-40 Co.	140	4,530
Nash Finch Co.	111	4,117
Andersons, Inc.	148	3,821
Cal-Maine Foods, Inc.	112	3,817
Heckmann Corp.*	753	3,757
Dole Food Company, Inc.*	300	3,723

		MARKET
	SHARES	VALUE

Alliance One International, Inc.*	752	$3,670
The Boston Beer Company,
Inc. — Class A*	74	3,448
Weis Markets, Inc.	94	3,418
Great Atlantic & Pacific Tea
Company, Inc*	276	3,254
Medifast, Inc.*	106	3,241
Smart Balance, Inc.*	533	3,198
Zhongpin, Inc.*	197	3,075
Elizabeth Arden, Inc.*	199	2,874
Revlon, Inc.*	160	2,722
Spartan Stores, Inc.	187	2,672
Pricesmart, Inc.	126	2,575
Pantry, Inc.*	189	2,569
American Oriental Bioengineering, Inc.*	524	2,437
B&G Foods, Inc.	248	2,277
Prestige Brands Holdings, Inc.
— Class A*	283	2,224
Coca-Cola Bottling Co.
Consolidated	39	2,107
China Sky One Medical, Inc.*	90	2,048
Synutra International, Inc.*	149	2,013
Seneca Foods Corp. — Class A*	83	1,981
Arden Group, Inc.	20	1,912
Imperial Sugar Co.	101	1,761
American Dairy, Inc.*	75	1,626
Ingles Markets, Inc. — Class A	107	1,619
USANA Health Sciences, Inc.*	49	1,563
Calavo Growers, Inc.	87	1,479
Inter Parfums, Inc.	116	1,412
Village Super Market, Inc.	50	1,366
National Beverage Corp.	90	1,247
China-Biotics, Inc.*	76	1,176
AgFeed Industries, Inc.*	233	1,165
Nutraceutical International Corp.*	90	1,113
Farmer Brothers Co.	55	1,086
Diedrich Coffee, Inc.*	30	1,046
Orchids Paper Products Co.*	48	961
Griffin Land & Nurseries, Inc.	30	874
Alico, Inc.	30	854
Schiff Nutrition International, Inc.	89	696
Omega Protein Corp.*	159	693
HQ Sustainable Maritime
Industries, Inc.*	92	648
Female Health Co.*	133	629
Overhill Farms, Inc.*	128	622
Harbinger Group, Inc.*	80	562
Oil-Dri Corporation of America	36	558
Susser Holdings Corp.*	59	507
Star Scientific, Inc.*	675	473
Lifeway Foods, Inc.*	38	451
Mannatech, Inc.	126	393

Total Consumer Staples		271,518

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	101
2

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

UTILITIES 2.4%
Piedmont Natural Gas Co.	618	$16,532
Nicor, Inc.	381	16,040
WGL Holdings, Inc.	421	14,120
Cleco Corp.	505	13,802
New Jersey Resources Corp.	352	13,165
Portland General Electric Co.	626	12,777
IDACORP, Inc.	395	12,620
Southwest Gas Corp.	376	10,727
Avista Corp.	455	9,823
Northwest Natural Gas Co.	215	9,684
South Jersey Industries, Inc.	250	9,545
Unisource Energy Corp.	296	9,528
PNM Resources, Inc.	725	9,171
Black Hills Corp.	332	8,841
Allete, Inc.	254	8,301
NorthWestern Corp.	296	7,702
El Paso Electric Co.*	377	7,646
UIL Holding Corp.	250	7,020
MGE Energy, Inc.	192	6,862
California Water Service Group	174	6,407
Laclede Group, Inc.	187	6,315
Empire District Electric Co.	304	5,694
American States Water Co.	156	5,524
CH Energy Group, Inc.	128	5,443
Chesapeake Utilities Corp.	82	2,628
SJW Corp.	105	2,370
Central Vermont Public Service
Corp.	103	2,142
Unitil Corp.	90	2,068
Middlesex Water Co.	106	1,869
Consolidated Water Company
Ltd.	116	1,658
Connecticut Water Service, Inc.	65	1,610
York Water Co.	106	1,538
Cadiz, Inc.*	110	1,317
Southwest Water Co.	206	1,213
Pennichuck Corp.	40	845
Artesian Resources Corp. —
Class A	46	842
US Geothermal, Inc.*	516	789

Total Utilities		254,178

TELECOMMUNICATION SERVICES 0.8%
Syniverse Holdings, Inc.*	576	10,068
AboveNet, Inc.*	112	7,284
Neutral Tandem, Inc.*	278	6,324
Cincinnati Bell, Inc.*	1,709	5,896
Iowa Telecommunications
Services, Inc.	283	4,743
NTELOS Holdings Corp.	250	4,455
Atlantic Tele-Network, Inc.	79	4,346

		MARKET
	SHARES	VALUE

PAETEC Holding Corp.*	1,030	$4,275
Premiere Global Services, Inc.*	514	4,241
Shenandoah
Telecommunications Co.	203	4,131
Cogent Communications
Group, Inc.*	374	3,688
Consolidated Communications
Holdings, Inc.	202	3,535
Global Crossing Ltd.*	239	3,406
Cbeyond, Inc.*	188	2,961
Alaska Communications Systems
Group, Inc.	368	2,937
General Communication, Inc. —
Class A*	345	2,201
USA Mobility, Inc.	189	2,081
SureWest Communications*	116	1,155
HickoryTech Corp.	106	936
inContact, Inc.*	226	662

Total Telecommunication Services		79,325

Total Common Stocks
(Cost $6,559,991)		7,854,353

RIGHTS 0.0%(a)
Builders FirstSource, Inc.*
Expires 01/14/10	196	48
Flagstar Bancorp Inc.
Expires 01/25/10	710	—

Total Rights
(Cost $40)		48

WARRANTS 0.0%(a)
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.*
$12.21, 03/02/12	52	3

Total Consumer Discretionary		3

Total Warrants
(Cost $—)		3

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 46.0%(b)
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	$1,104,412	1,104,412
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	1,095,989	1,095,989
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	1,095,989	1,095,989

102	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
3

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10††	$801,114	$801,114
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	773,639	773,639

Total Repurchase Agreements
(Cost $4,871,143)		4,871,143

Total Investments 120.2%
(Cost $11,431,174)		$12,725,547

Liabilities in Excess of Other
Assets – (20.2)%		$(2,138,452)

Net Assets – 100.0%		$10,587,095

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED(a)
March 2010 Russell 2000 Index
Mini Futures Contracts
(Aggregate Market Value of
Contracts $497,200)	8	$21,617

	UNITS
EQUITY INDEX SWAP AGREEMENTS(b)
Credit Suisse Capital, LLC
January 2010 Russell 2000 Index Swap,
Terminating 01/04/10†††
(Notional Market Value
$6,404,229)	10,240	$67,910
Goldman Sachs International
January 2010 Russell 2000 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$1,071,187)	1,713	54,681

(Total Notional Market Value
$7,475,416)		$122,591

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on Russell 2000 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	103
4

SCHEDULE OF INVESTMENTS
December 31, 2009
     INVERSE RUSSELL 2000® STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 17.5%(b)
Farmer Mac*
0.05% due 01/05/10	$1,000,000	$999,998

Federal Home Loan Bank*
0.02% due 01/15/10	1,000,000	999,994

Total Federal Agency Discount Notes
(Cost $1,999,992)		1,999,992

REPURCHASE AGREEMENTS† 77.3%(b)
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	1,908,955	1,908,955
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	1,894,395	1,894,395
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	1,894,395	1,894,395
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10††	1,808,899	1,808,899
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	1,337,220	1,337,220

Total Repurchase Agreements
(Cost $8,843,864)		8,843,864

Total Investments 94.8%
(Cost $10,843,856)		$10,843,856

Other Assets in Excess
of Liabilities – 5.2%		$589,490

Net Assets – 100.0%		$11,433,346

		UNREALIZED
	CONTRACTS	LOSS

FUTURES CONTRACTS SOLD SHORT(a)
March 2010 Russell 2000 Index
Mini Futures Contracts
(Aggregate Market Value of
Contracts $4,661,250)	75	$(40,797)

	UNITS
EQUITY INDEX SWAP AGREEMENTS
SOLD SHORT(b)
Credit Suisse Capital, LLC
January 2010 Russell 2000 Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$1,620,762)	2,592	$(58,652)
Goldman Sachs International
January 2010 Russell 2000 Index Swap,
Terminating 01/04/10†††
(Notional Market Value
$5,117,271)	8,183	(67,236)

(Total Notional Market
Value $6,738,033)		$(125,888)

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on Russell 2000 Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
104	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
5

SCHEDULE OF INVESTMENTS
December 31, 2009
     DOW 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 46.2%(a)

INDUSTRIALS 9.3%
3M Co.	6,650	$549,755
United Technologies Corp.	6,652	461,715
Caterpillar, Inc.	6,650	378,983
Boeing Co.	6,650	359,965
General Electric Co.	6,650	100,615

Total Industrials		1,851,033

INFORMATION TECHNOLOGY 8.6%
International Business Machines Corp.	6,650	870,485
Hewlett-Packard Co.	6,650	342,541
Microsoft Corp.	6,650	202,759
Cisco Systems, Inc.*	6,650	159,201
Intel Corp.	6,649	135,640

Total Information Technology		1,710,626
CONSUMER STAPLES 6.6%
Procter & Gamble Co.	6,648	403,068
Coca-Cola Co.	6,650	379,050
Wal-Mart Stores, Inc.	6,650	355,443
Kraft Foods, Inc.	6,650	180,747

Total Consumer Staples		1,318,308
FINANCIALS 4.9%
The Travelers Companies, Inc.	6,650	331,569
JPMorgan Chase & Co.	6,649	277,064
American Express Co.	6,650	269,458
Bank of America Corp.	6,650	100,149

Total Financials		978,240

ENERGY 4.9%
Chevron Corp.	6,650	511,983
Exxon Mobil Corp.	6,650	453,464

Total Energy		965,447

CONSUMER DISCRETIONARY 4.1%
McDonald’s Corp.	6,650	415,226
Walt Disney Co.	6,650	214,462
Home Depot, Inc.	6,650	192,385

Total Consumer Discretionary		822,073
HEALTH CARE 4.0%
Johnson & Johnson	6,649	428,262
Merck & Company, Inc.	6,650	242,991
Pfizer, Inc.	6,650	120,964

Total Health Care		792,217

		MARKET
	SHARES	VALUE

TELECOMMUNICATION SERVICES 2.1%
Verizon Communications, Inc.	6,646	$220,182
AT&T, Inc.	6,650	186,399

Total Telecommunication Services		406,581

MATERIALS 1.7%
E.I. du Pont de Nemours and
Co.	6,650	223,905
Alcoa, Inc.	6,650	107,198

Total Materials		331,103

Total Common Stocks
(Cost $7,244,322)		9,175,628

	FACE
	AMOUNT

REPURCHASE AGREEMENTS† 43.4%(b)
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10††	$2,015,654	2,015,654
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	1,789,062	1,789,062
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	1,775,416	1,775,416
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	1,775,416	1,775,416
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	1,253,235	1,253,235

Total Repurchase Agreements
(Cost $8,608,783)		8,608,783

Total Investments 89.6%
(Cost $15,853,105)		$17,784,411

Other Assets in Excess of
Liabilities — 10.4%		$2,074,900

Net Assets – 100.0%		$19,859,311

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	105
6

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     DOW 2x STRATEGY FUND

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED(a)
March 2010 Dow Jones
Industrial Average Index
Mini Futures Contracts
(Aggregate Market Value
of Contracts $13,578,150)	262	$57,060

	UNITS

EQUITY INDEX SWAP AGREEMENTS(b)
Credit Suisse Capital, LLC
January 2010 Dow Jones
Industrial Average Index
Swap, Terminating
01/04/10†††
(Notional Market Value
$14,953,840)	1,434	$130,397
Goldman Sachs International
January 2010 Dow Jones
Industrial Average Index
Swap, Terminating
01/04/10†††
(Notional Market Value
$1,936,538)	186	14,343

(Total Notional Market Value $16,890,378)		$144,740

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
106	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
7

SCHEDULE OF INVESTMENTS
December 31, 2009
     INVERSE DOW 2x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 11.1%(b)
Farmer Mac*
0.02% due 01/12/10	$1,000,000	$999,996
Federal Home Loan Bank*
0.02% due 01/15/10	1,000,000	999,994

Total Federal Agency Discount Notes
(Cost $1,999,990)		1,999,990

REPURCHASE AGREEMENTS† 72.2%(b)
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10††	2,784,123	2,784,123
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	2,777,644	2,777,644
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	2,756,456	2,756,456
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	2,756,456	2,756,456
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	1,945,734	1,945,734

Total Repurchase Agreements
(Cost $13,020,413)		13,020,413

Total Investments 83.3%
(Cost $15,020,403)		$15,020,403

Other Assets in Excess of
Liabilities – 16.7%		$3,000,605

Net Assets – 100.0%		$18,021,008

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS
SOLD SHORT(a)
March 2010 Dow Jones
Industrial Average Index
Mini Futures Contracts
(Aggregate Market Value
of Contracts $14,925,600)	288	$29,025

		UNREALIZED
	UNITS	GAIN

EQUITY INDEX SWAP AGREEMENTS
SOLD SHORT(b)
Credit Suisse Capital, LLC
January 2010 Dow Jones
Industrial Average index
Swap, Terminating 01/04/10†††
(Notional Market Value
of Contracts $13,182,363)	1,264	$48,041
Goldman Sachs International
January 2010 Dow Jones
Industrial Average Index
Swap, Terminating 01/04/10†††
(Notional Market Value
$7,859,429)	754	41,924

(Total Notional Market Value
$21,041,792)		$89,965

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as equity index swap collateral at December 31, 2009.

†††	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	107
8

SCHEDULE OF INVESTMENTS
December 31, 2009
     S&P 500 PURE GROWTH FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%(a)

INFORMATION TECHNOLOGY 27.8%
Red Hat, Inc.*	23,490	$725,841
Salesforce.com, Inc.*	8,631	636,709
Cognizant Technology
Solutions Corp. — Class A*	13,344	604,483
Western Digital Corp.*	12,800	565,120
NetApp, Inc.*	15,796	543,225
Google, Inc. — Class A*	853	528,843
Apple, Inc.*	2,355	496,575
eBay, Inc.*	20,143	474,166
Akamai Technologies, Inc.*	17,604	445,909
Visa, Inc.	4,810	420,683
Amphenol Corp.	8,501	392,576
Broadcom Corp. — Class A*	11,380	357,901
EMC Corp.*	18,220	318,303
QLogic Corp.*	16,290	307,392
Juniper Networks, Inc.*	10,700	285,369
Teradata Corp.*	7,850	246,726
Flir Systems, Inc.*	7,440	243,437
Oracle Corp.	9,140	224,296
Corning, Inc.	11,290	218,010
Citrix Systems, Inc.*	5,120	213,043
McAfee, Inc.*	4,880	197,982
Adobe Systems, Inc.*	5,289	194,529
Microsoft Corp.	5,797	176,751
BMC Software, Inc.*	4,282	171,708
NVIDIA Corp.*	8,380	156,538
Altera Corp.	6,768	153,160
Autodesk, Inc.*	5,749	146,082
International Business
Machines Corp.	1,000	130,900

Total Information Technology		9,576,257

CONSUMER DISCRETIONARY 18.7%
Amazon.com, Inc.*	4,889	657,668
Priceline.com, Inc.*	2,830	618,355
Viacom, Inc. — Class B*	14,453	429,688
Coach, Inc.	11,615	424,296
Nordstrom, Inc.	10,850	407,743
Wynn Resorts Ltd.	6,711	390,782
Best Buy Company, Inc.	9,510	375,265
Starbucks Corp.*	15,595	359,621
DIRECTV*	9,526	317,692
Tiffany & Co.	7,050	303,150
Expedia, Inc.*	10,020	257,614
Bed Bath & Beyond, Inc.*	5,682	219,496
Abercrombie & Fitch Co. —
Class A	6,124	213,421
Polo Ralph Lauren Corp.	2,620	212,168
Ross Stores, Inc.	4,730	202,018
O’Reilly Automotive, Inc.*	4,860	185,263

		MARKET
	SHARES	VALUE

AutoZone, Inc.*	1,032	$163,128
Kohl’s Corp.*	2,780	149,925
TJX Companies, Inc.	3,966	144,957
Starwood Hotels & Resorts
Worldwide, Inc.	3,915	143,172
Hasbro, Inc.	4,406	141,256
Wyndham Worldwide Corp.	6,901	139,193

Total Consumer Discretionary		6,455,871

ENERGY 17.2%
Cameron International Corp.*	12,884	538,551
National-Oilwell Varco, Inc.	10,220	450,600
Denbury Resources, Inc.*	28,956	428,549
Massey Energy Co.	9,980	419,260
Anadarko Petroleum Corp.	6,395	399,176
Diamond Offshore Drilling, Inc.	3,830	376,949
Southwestern Energy Co.*	7,820	376,924
Rowan Companies, Inc.*	16,560	374,918
FMC Technologies, Inc.*	6,079	351,609
Range Resources Corp.	6,426	320,336
Schlumberger Ltd.	4,473	291,148
Peabody Energy Corp.	5,910	267,191
Baker Hughes, Inc.	6,329	256,198
EOG Resources, Inc.	2,501	243,347
XTO Energy, Inc.	5,136	238,978
Occidental Petroleum Corp.	2,600	211,510
Pioneer Natural Resources Co.	4,330	208,576
Noble Energy, Inc.	2,410	171,640

Total Energy		5,925,460

HEALTH CARE 13.5%
Intuitive Surgical, Inc.*	1,859	563,872
CIGNA Corp.	13,120	462,742
Mylan Laboratories, Inc.*	22,330	411,542
Biogen Idec, Inc.*	5,392	288,472
IMS Health, Inc.	12,703	267,525
Allergan, Inc.	3,870	243,849
Life Technologies Corp.*	4,550	237,646
Gilead Sciences, Inc.*	5,463	236,439
Watson Pharmaceuticals, Inc.*	5,900	233,699
DaVita, Inc.*	3,729	219,041
Express Scripts, Inc.*	2,420	209,209
Celgene Corp.*	3,749	208,744
Waters Corp.*	3,035	188,049
Medco Health Solutions, Inc.*	2,870	183,422
Hospira, Inc.*	2,880	146,880
St. Jude Medical, Inc.*	3,911	143,847
Laboratory Corporation of
America Holdings*	1,873	140,175
Zimmer Holdings, Inc.*	2,356	139,263
Millipore Corp.*	1,800	130,230

Total Health Care		4,654,646

108	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     S&P 500 PURE GROWTH FUND

		MARKET
	SHARES	VALUE

FINANCIALS 8.0%
ProLogis	39,380	$539,112
Ventas, Inc.	9,600	419,904
IntercontinentalExchange, Inc.*	3,505	393,612
Invesco Ltd.	13,000	305,370
CB Richard Ellis Group, Inc. —
Class A*	21,355	289,787
Janus Capital Group, Inc.	16,480	221,656
CME Group, Inc.	650	218,368
Hudson City Bancorp, Inc.	14,600	200,458
American Express Co.	4,350	176,262

Total Financials		2,764,529

INDUSTRIALS 6.4%
Flowserve Corp.	4,020	380,011
Precision Castparts Corp.	3,350	369,672
First Solar, Inc.*	1,750	236,950
Goodrich Corp.	2,940	188,895
Caterpillar, Inc.	3,282	187,041
Honeywell International, Inc.	4,170	163,464
ITT Corp.	3,190	158,671
Stericycle, Inc.*	2,690	148,407
United Technologies Corp.	1,870	129,797
Danaher Corp.	1,722	129,494
W.W. Grainger, Inc.	1,260	122,006

Total Industrials		2,214,408

MATERIALS 5.6%
CF Industries Holdings, Inc.	5,270	478,411
Cliffs Natural Resources, Inc.	9,140	421,263
Freeport-McMoRan Copper
& Gold, Inc.*	4,750	381,378
MeadWestvaco Corp.	9,423	269,780
Newmont Mining Corp.	2,885	136,489
FMC Corp.	2,245	125,181
Praxair, Inc.	1,520	122,071

Total Materials		1,934,573

CONSUMER STAPLES 2.3%
Whole Foods Market, Inc.*	14,070	386,222
Pepsi Bottling Group, Inc.	5,970	223,875
Avon Products, Inc.	5,212	164,178

Total Consumer Staples		774,275

Total Common Stocks
(Cost $28,683,345)		34,300,019

FACE		MARKET
AMOUNT		VALUE

REPURCHASE AGREEMENT† 0.6%(b)
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10	$202,347	$202,347

Total Repurchase Agreement
(Cost $202,347)		202,347

Total Investment 100.1%
(Cost $28,885,692)		$34,502,366

Liabilities in Excess of
Other Assets — (0.1)%		$(21,717)

Net Assets – 100.0%		$34,480,649

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	109

SCHEDULE OF INVESTMENTS
December 31, 2009
     S&P 500 PURE VALUE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 100.3%(a)

FINANCIALS 24.8%
Huntington Bancshares, Inc.	135,557	$494,783
SunTrust Banks, Inc.	23,357	473,914
Genworth Financial, Inc. —
Class A*	40,054	454,613
Bank of America Corp.	27,169	409,165
Zions Bancorporation	30,368	389,621
Assurant, Inc.	12,096	356,590
Lincoln National Corp.	13,771	342,622
Citigroup, Inc.	99,346	328,835
Capital One Financial Corp.	8,150	312,471
E*Trade Financial Corp.*	174,850	305,987
American International Group,
Inc.*	9,345	280,163
MetLife, Inc.	7,540	266,539
Unum Group	13,170	257,078
Morgan Stanley	7,808	231,117
NASDAQ OMX Group, Inc.*	11,430	226,543
KeyCorp	40,627	225,480
Comerica, Inc.	7,084	209,474
Cincinnati Financial Corp.	7,424	194,806
Host Hotels & Resorts, Inc.*	16,363	190,958
KIMCO Realty Corp.	12,156	164,471
BB&T Corp.	5,930	150,444
Marshall & Ilsley Corp.	26,512	144,490
Allstate Corp.	4,494	135,000
The Travelers Companies, Inc.	2,380	118,667
Discover Financial Services	8,060	118,563
Regions Financial Corp.	22,175	117,306
Simon Property Group, Inc.	1	47
Vornado Realty Trust	1	9

Total Financials		6,899,756

UTILITIES 15.4%
Integrys Energy Group, Inc.	13,784	578,790
Pepco Holdings, Inc.	28,002	471,834
NiSource, Inc.	25,301	389,129
Ameren Corp.	11,714	327,406
CMS Energy Corp.	16,230	254,162
CenterPoint Energy, Inc.	14,790	214,603
DTE Energy Co.	4,817	209,973
Northeast Utilities	7,360	189,814
Edison International	5,360	186,421
Nicor, Inc.	4,130	173,873
American Electric Power Company, Inc.	4,607	160,278
Pinnacle West Capital Corp.	4,305	157,477
Consolidated Edison, Inc.	3,417	155,234
SCANA Corp.	3,923	147,819
Constellation Energy Group, Inc.	4,035	141,911
Xcel Energy, Inc.	6,648	141,137

		MARKET
	SHARES	VALUE

Allegheny Energy, Inc.	5,600	$131,488
Duke Energy Corp.	7,377	126,958
Progress Energy, Inc.	3,072	125,983

Total Utilities		4,284,290

ENERGY 13.6%
Tesoro Corp.	67,204	910,614
Valero Energy Corp.	43,925	735,744
Sunoco, Inc.	23,280	607,608
Marathon Oil Corp.	12,903	402,832
Hess Corp.	4,230	255,915
Smith International, Inc.	8,780	238,552
Chesapeake Energy Corp.	7,932	205,280
Williams Companies, Inc.	6,860	144,609
Chevron Corp.	1,820	140,122
ConocoPhillips	2,690	137,378

Total Energy		3,778,654

HEALTH CARE 11.9%
Cardinal Health, Inc.	16,890	544,534
Coventry Health Care, Inc.*	21,090	512,276
Humana, Inc.*	10,420	457,334
AmerisourceBergen Corp.	17,154	447,205
McKesson Corp.	6,655	415,937
Tenet Healthcare Corp.*	50,086	269,963
WellPoint, Inc.*	4,600	268,134
Aetna, Inc.	7,230	229,191
CareFusion Corp.*	6,320	158,063

Total Health Care		3,302,637

CONSUMER DISCRETIONARY 9.7%
Sears Holdings Corp.*	8,040	670,938
Goodyear Tire & Rubber Co.*	24,646	347,508
Whirlpool Corp.	4,120	332,319
J.C. Penney Company, Inc.	10,688	284,408
Interpublic Group of Companies, Inc.*	34,390	253,798
AutoNation, Inc.*	11,378	217,889
Big Lots, Inc.*	6,397	185,385
Eastman Kodak Co.*	35,793	151,046
Fortune Brands, Inc.	3,149	136,037
Comcast Corp. — Class A	7,830	132,014

Total Consumer Discretionary		2,711,342

CONSUMER STAPLES 9.2%
Safeway, Inc.	22,869	486,881
Tyson Foods, Inc. — Class A	37,476	459,830
Kroger Co.	20,990	430,925
Dean Foods Co.*	22,380	403,735
Archer-Daniels-Midland Co.	11,910	372,902
CVS Caremark Corp.	7,080	228,047
Costco Wholesale Corp.	3,040	179,877

Total Consumer Staples		2,562,197

110	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
1

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     S&P 500 PURE VALUE FUND

		MARKET
	SHARES	VALUE

INDUSTRIALS 6.8%
Jacobs Engineering Group, Inc.*	7,480	$281,323
Ryder System, Inc.	6,230	256,489
Fluor Corp.	5,440	245,017
Textron, Inc.	12,103	227,657
RR Donnelley & Sons Co.	7,766	172,949
L-3 Communications Holdings, Inc.	1,870	162,596
Southwest Airlines Co.	14,120	161,392
Eaton Corp.	2,180	138,692
Snap-On, Inc.	3,260	137,768
Avery Dennison Corp.	3,220	117,498

Total Industrials		1,901,381

MATERIALS 4.5%
United States Steel Corp.	11,885	655,101
Alcoa, Inc.	28,154	453,843
Dow Chemical Co.	5,511	152,269

Total Materials		1,261,213

TELECOMMUNICATION SERVICES 2.7%
Sprint Nextel Corp.*	112,780	412,775
MetroPCS Communications, Inc.*	26,940	205,552
CenturyTel, Inc.	3,704	134,122

Total Telecommunication Services		752,449

INFORMATION TECHNOLOGY 1.7%
Xerox Corp.	38,700	327,402
Lexmark International, Inc.*	5,838	151,671

Total Information Technology		479,073

Total Common Stocks
(Cost $25,258,549)		27,932,992

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.4%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$118,280	$118,280

Total Repurchase Agreement
(Cost $118,280)		118,280

Total Investments 100.7%
(Cost $25,376,829)		$28,051,272

Liabilities in Excess of Other Assets – (0.7)%		$(200,153)

Net Assets – 100.0%		$27,851,119

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	111
2

SCHEDULE OF INVESTMENTS
December 31, 2009
     S&P MIDCAP 400 PURE GROWTH FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.3%(a)

CONSUMER DISCRETIONARY 26.5%
Guess?, Inc.	21,852	$924,340
Aeropostale, Inc.*	22,964	781,924
Cheesecake Factory, Inc.*	35,420	764,718
Netflix, Inc.*	13,714	756,190
Tupperware Brands Corp.	13,650	635,680
LKQ Corp.*	32,300	632,757
Fossil, Inc.*	16,210	544,008
J. Crew Group, Inc.*	12,032	538,312
Panera Bread Co.*	7,664	513,258
The Warnaco Group, Inc.*	11,062	466,706
Collective Brands, Inc.*	20,230	460,637
Urban Outfitters, Inc.*	12,984	454,310
Chipotle Mexican Grill, Inc. — Class A*	4,970	438,155
Life Time Fitness, Inc.*	17,370	433,034
CarMax, Inc.*	17,440	422,920
Under Armour, Inc.*	14,105	384,643
Chico’s FAS, Inc.*	25,422	357,179
Lamar Advertising Co.*	10,180	316,496
DreamWorks Animation SKG,
Inc. — Class A*	7,878	314,726
WMS Industries, Inc.*	7,449	297,960
Williams-Sonoma, Inc.	14,075	292,478
Sotheby’s	11,843	266,231
Gentex Corp.	13,930	248,651
ITT Educational Services, Inc.*	2,446	234,718
Dollar Tree, Inc.*	4,253	205,420
Strayer Education, Inc.	943	200,378

Total Consumer Discretionary		11,885,829

INFORMATION TECHNOLOGY 20.5%
Equinix, Inc.*	7,670	814,170
3Com Corp.*	102,500	768,750
Solera Holdings, Inc.	18,100	651,781
CommScope, Inc.*	24,547	651,232
Advent Software, Inc.*	12,390	504,645
ANSYS, Inc.*	11,269	489,751
F5 Networks, Inc.*	9,104	482,330
Cree, Inc.*	8,108	457,048
Itron, Inc.*	6,720	454,070
Polycom, Inc.*	17,850	445,714
Informatica Corp.*	16,580	428,759
FactSet Research Systems, Inc.	6,174	406,681
Global Payments, Inc.	6,331	340,988
Rovi Corp.*	10,440	332,723
Sybase, Inc.*	7,600	329,840
ValueClick, Inc.*	24,213	245,036
Alliance Data Systems Corp.*	3,676	237,433
Micros Systems, Inc.*	6,860	212,866

		MARKET
	SHARES	VALUE

Silicon Laboratories, Inc.*	4,321	$208,877
Semtech Corp.*	11,610	197,486
Gartner, Inc. — Class A*	10,799	194,814
Broadridge Financial Solutions,
Inc.	7,924	178,765
NeuStar, Inc.*	7,555	174,067

Total Information Technology		9,207,826

HEALTH CARE 13.1%
Community Health Systems, Inc.*	27,860	991,816
WellCare Health Plans, Inc.*	23,720	871,947
United Therapeutics Corp.*	11,678	614,847
IDEXX Laboratories, Inc.*	8,257	441,254
Lincare Holdings, Inc.*	11,606	430,815
Cerner Corp.*	5,009	412,942
Masimo Corp.*	11,480	349,222
OSI Pharmaceuticals, Inc.*	10,250	318,057
Kinetic Concepts, Inc.*	8,041	302,744
Medicis Pharmaceutical Corp. — Class A	11,100	300,255
Mettler-Toledo International,
Inc.*	2,411	253,131
Edwards Lifesciences Corp.*	2,510	217,993
Covance, Inc.*	3,510	191,541
ResMed, Inc.*	3,438	179,704

Total Health Care		5,876,268

ENERGY 10.3%
Atwood Oceanics, Inc.*	22,892	820,678
Oceaneering International, Inc.*	13,362	781,944
Encore Acquisition Co.*	15,036	722,029
Quicksilver Resources, Inc.*	44,636	669,986
Superior Energy Services*	25,016	607,639
Bill Barrett Corp.*	17,800	553,758
Helmerich & Payne, Inc.	7,120	283,946
Plains Exploration & Production Co.*	6,700	185,322

Total Energy		4,625,302

INDUSTRIALS 9.6%
Bucyrus International, Inc.	18,290	1,031,007
Joy Global, Inc.	11,420	589,158
BE Aerospace, Inc.*	21,510	505,485
Thomas & Betts Corp.*	13,460	481,734
FTI Consulting, Inc.*	6,370	300,409
Valmont Industries, Inc.	3,720	291,834
Kirby Corp.*	8,010	278,988
MPS Group, Inc.*	17,110	235,091
AMETEK, Inc.	5,698	217,892
Oshkosh Corp.	5,175	191,630
Nordson Corp.	3,000	183,540

Total Industrials		4,306,768

112	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
3

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     S&P MIDCAP 400 PURE GROWTH FUND

		MARKET
	SHARES	VALUE

FINANCIALS 6.3%
Jones Lang LaSalle, Inc.	12,123	$732,229
SL Green Realty Corp.	12,560	631,014
Waddell & Reed Financial, Inc. — Class A	15,975	487,877
AmeriCredit Corp.*	17,795	338,817
MSCI, Inc. — Class A*	10,275	326,745
Affiliated Managers Group, Inc.*	4,629	311,763

Total Financials		2,828,445

MATERIALS 5.8%
Reliance Steel & Aluminum Co.	18,358	793,433
Steel Dynamics, Inc.	42,289	749,361
Terra Industries, Inc.	16,370	526,950
Greif, Inc. — Class A	5,080	274,218
Lubrizol Corp.	3,670	267,727

Total Materials		2,611,689

CONSUMER STAPLES 5.7%
Green Mountain Coffee Roasters, Inc.*	14,694	1,197,120
NBTY, Inc.*	14,530	632,637
Hansen Natural Corp.*	11,542	443,213
PepsiAmericas, Inc.	10,380	303,719

Total Consumer Staples		2,576,689

TELECOMMUNICATION SERVICES 1.5%
tw telecom Inc.*	23,600	404,504
Syniverse Holdings, Inc.*	15,900	277,932

Total Telecommunication Services		682,436

Total Common Stocks
(Cost $36,864,064)		44,601,252

WARRANTS 0.0%(a)
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.
$12.21, 03/02/12	6	—

Total Consumer Discretionary		—

Total Warrants
(Cost $—)		—

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.4%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$173,907	$173,907

Total Repurchase Agreement
(Cost $173,907)		173,907

Total Investments 99.7%(a)
(Cost $37,037,971)		$44,775,159

Other Assets in Excess of Liabilities – 0.3%		$142,783

Net Assets – 100.0%		$44,917,942

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	113
4

SCHEDULE OF INVESTMENTS
December 31, 2009
     S&P MIDCAP 400 PURE VALUE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%(a)

INDUSTRIALS 21.1%
Terex Corp.*	35,552	$704,285
Federal Signal Corp.	96,310	579,786
Manpower, Inc.	10,263	560,155
Trinity Industries, Inc.	28,148	490,901
KBR, Inc.	25,670	487,730
URS Corp.*	10,830	482,152
AGCO Corp.*	12,380	400,369
Con-way, Inc.	9,120	318,379
Granite Construction, Inc.	9,120	306,979
Timken Co.	11,912	282,434
Shaw Group, Inc.*	9,740	280,025
JetBlue Airways Corp.*	47,110	256,749
Aecom Technology Corp.*	8,900	244,750
Alaska Air Group, Inc.*	6,920	239,155
The Brink’s Co.	9,200	223,928
Alexander & Baldwin, Inc.	6,518	223,111
GATX Corp.	5,040	144,900

Total Industrials		6,225,788

FINANCIALS 14.4%
Cathay General Bancorp	83,520	630,576
Associated Banc-Corp.	40,510	446,015
Astoria Financial Corp.	26,876	334,069
Unitrin, Inc.	14,149	311,985
First American Corp.	7,812	258,655
Horace Mann Educators Corp.	20,328	254,100
Synovus Financial Corp.	123,620	253,421
Hospitality Properties Trust	10,209	242,055
American Financial Group, Inc.	9,570	238,772
Reinsurance Group of America,
Inc.	4,960	236,344
Wilmington Trust Corp.	16,891	208,435
Stancorp Financial Group, Inc.	4,730	189,295
Hanover Insurance Group, Inc.	3,893	172,966
Old Republic International Corp.	17,040	171,082
HCC Insurance Holdings, Inc.	5,520	154,394
Protective Life Corp.	9,203	152,310
Macerich Co.	—	16

Total Financials		4,254,490

CONSUMER DISCRETIONARY 13.2%
Foot Locker, Inc.	56,501	629,421
Regis Corp.	34,947	544,125
Barnes & Noble, Inc.	24,244	462,333
Saks, Inc.*	67,620	443,587
Rent-A-Center, Inc.*	20,960	371,411
Boyd Gaming Corp.*	37,700	315,549
Scholastic Corp.	8,520	254,152
Bob Evans Farms, Inc.	8,353	241,819
Brinker International, Inc.	14,975	223,427

		MARKET
	SHARES	VALUE

Coldwater Creek, Inc.*	49,620	$221,305
Harte-Hanks, Inc.	16,629	179,261

Total Consumer Discretionary		3,886,390

UTILITIES 11.8%
Dynegy, Inc.*	361,403	654,139
Oneok, Inc.	9,663	430,680
PNM Resources, Inc.	24,706	312,531
NV Energy, Inc.	23,664	292,960
Atmos Energy Corp.	9,770	287,238
Great Plains Energy, Inc.	13,212	256,181
UGI Corp.	10,490	253,753
Hawaiian Electric Industries, Inc.	11,120	232,408
Alliant Energy Corp.	7,130	215,754
WGL Holdings, Inc.	5,740	192,520
Westar Energy, Inc.	8,187	177,903
Black Hills Corp.	6,627	176,477

Total Utilities		3,482,544

HEALTH CARE 10.3%
Kindred Healthcare, Inc.*	59,447	1,097,392
Health Net, Inc.*	26,610	619,747
Owens & Minor, Inc.	11,810	507,003
Omnicare, Inc.	18,980	459,126
LifePoint Hospitals, Inc.*	10,680	347,207

Total Health Care		3,030,475

INFORMATION TECHNOLOGY 9.5%
Tech Data Corp.*	14,143	659,912
Ingram Micro, Inc. — Class A*	31,263	545,539
Arrow Electronics, Inc.*	16,791	497,182
NCR Corp.*	31,690	352,710
Avnet, Inc.*	7,855	236,907
Diebold, Inc.	6,210	176,674
Convergys Corp.*	15,600	167,700
SRA International, Inc. — Class A*	8,710	166,361

Total Information Technology		2,802,985

CONSUMER STAPLES 7.3%
Smithfield Foods, Inc.*	36,571	555,514
BJ’s Wholesale Club, Inc.*	16,330	534,154
Ruddick Corp.	13,070	336,291
Universal Corp.	6,666	304,036
Corn Products International, Inc.	8,470	247,578
Ralcorp Holdings, Inc.*	2,950	176,145

Total Consumer Staples		2,153,718

ENERGY 6.2%
Frontier Oil Corp.	56,839	684,342
Overseas Shipholding Group,
Inc.	12,830	563,878
Patriot Coal Corp.*	25,093	387,938
Patterson-UTI Energy, Inc.	12,120	186,042

Total Energy		1,822,200

114	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     S&P MIDCAP 400 PURE VALUE FUND

		MARKET
	SHARES	VALUE

MATERIALS 4.8%
Ashland, Inc.	14,390	$570,132
Commercial Metals Co.	27,230	426,149
Worthington Industries, Inc.	18,716	244,618
Cytec Industries, Inc.	5,254	191,351

Total Materials		1,432,250

TELECOMMUNICATION SERVICES 0.9%
Telephone & Data Systems, Inc.	7,840	265,933

Total Telecommunication Services		265,933

Total Common Stocks
(Cost $26,897,105)		29,356,773

WARRANTS 0.0%(a)
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.* $12.21, 03/02/12	27	2

Total Consumer Discretionary		2

Total Warrants (Cost $—)		2

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.1%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$21,771	$21,771

Total Repurchase Agreement (Cost $21,771)		21,771

Total Investments 99.6% (Cost $26,918,876)		$29,378,546

Other Assets in Excess of Liabilities – 0.4%		$127,794

Net Assets – 100.0%		$29,506,340

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	115

SCHEDULE OF INVESTMENTS
December 31, 2009
     S&P SMALLCAP 600 PURE GROWTH FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.4%(a)

INFORMATION TECHNOLOGY 29.0%
Blue Coat Systems, Inc.*	6,630	$189,220
Wright Express Corp.*	5,421	172,713
Perficient, Inc.*	18,741	157,987
Diodes, Inc.*	7,585	155,113
Compellent Technologies, Inc.*	6,580	149,234
Ebix, Inc.*	2,997	146,344
Cybersource Corp.*	7,173	144,249
comScore, Inc.*	8,207	144,033
Triquint Semiconductor, Inc.*	22,640	135,840
Netscout Systems, Inc.*	9,160	134,102
Novatel Wireless, Inc.*	16,270	129,672
Commvault Systems, Inc.*	5,408	128,116
TTM Technologies, Inc.*	11,056	127,476
Blackbaud, Inc.	4,693	110,896
Synaptics, Inc.*	3,586	109,911
Radiant Systems, Inc.*	10,057	104,593
Smith Micro Software, Inc.*	11,063	101,116
Hittite Microwave Corp.*	2,448	99,756
Sigma Designs, Inc.*	9,250	98,975
TeleTech Holdings, Inc.*	4,870	97,546
Concur Technologies, Inc.*	1,997	85,372
JDA Software Group, Inc.*	3,140	79,976
Taleo Corp.*	3,370	79,262
Tyler Technologies, Inc.*	3,869	77,032
CSG Systems International, Inc.*	3,770	71,969
Manhattan Associates, Inc.*	2,980	71,609
Skyworks Solutions, Inc.*	4,990	70,808
DealerTrack Holdings, Inc.*	3,664	68,847
Epicor Software Corp.*	8,757	66,728
Veeco Instruments, Inc.*	1,960	64,758
Mercury Computer Systems, Inc.*	5,792	63,770
Kopin Corp.*	15,240	63,703
Netgear, Inc.*	2,857	61,968
Pericom Semiconductor Corp.*	5,229	60,290
j2 Global Communications, Inc.*	2,853	58,059
Websense, Inc.*	3,090	53,951
Stratasys, Inc.*	2,937	50,751
Cymer, Inc.*	1,120	42,986
MAXIMUS, Inc.	770	38,500
FARO Technologies, Inc.*	1,732	37,134
The Knot, Inc.*	3,145	31,670
Global Payments, Inc.	1	54

Total Information Technology		3,936,089

		MARKET
	SHARES	VALUE

CONSUMER DISCRETIONARY 23.2%
Lumber Liquidators Holdings, Inc.*	6,940	$185,992
Blue Nile, Inc.*	2,370	150,092
NutriSystem, Inc.	4,547	141,730
National Presto Industries, Inc.	1,125	122,884
Deckers Outdoor Corp.*	1,178	119,826
Texas Roadhouse, Inc.*	10,630	119,375
True Religion Apparel, Inc.*	6,430	118,891
Buffalo Wild Wings, Inc.*	2,950	118,797
Iconix Brand Group, Inc.*	9,160	115,874
Cracker Barrel Old Country Store, Inc.	2,906	110,399
BJ’s Restaurants, Inc.*	5,570	104,827
CROCS, Inc.*	17,578	101,074
Dress Barn, Inc.*	4,370	100,947
Jos. A. Bank Clothiers, Inc.*	2,276	96,024
Coinstar, Inc.*	3,419	94,980
Volcom, Inc.*	5,666	94,849
CEC Entertainment, Inc.*	2,948	94,100
Gymboree Corp.*	2,138	92,982
P.F. Chang’s China Bistro, Inc.*	2,388	90,529
Sturm Ruger & Company, Inc.	8,651	83,915
Big 5 Sporting Goods Corp.	4,840	83,151
HSN, Inc.*	4,091	82,597
Ticketmaster Entertainment, Inc.*	6,560	80,163
California Pizza Kitchen, Inc.*	5,640	75,858
Zumiez, Inc.*	5,600	71,232
Peet’s Coffee & Tea, Inc.*	2,020	67,327
Buckle, Inc.	2,230	65,294
Capella Education Co.*	700	52,710
Interval Leisure Group, Inc.*	3,940	49,132
Monro Muffler Brake, Inc.	1,440	48,154
Hibbett Sports, Inc.*	2,172	47,762
Universal Electronics, Inc.*	1,970	45,743
Polaris Industries, Inc.	1,010	44,066
Arbitron, Inc.	1,670	39,111
Stamps.com, Inc.*	3,721	33,489

Total Consumer Discretionary		3,143,876

116	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     S&P SMALLCAP 600 PURE GROWTH FUND

		MARKET
	SHARES	VALUE

HEALTH CARE 18.8%
Quality Systems, Inc.	2,289	$143,726
Healthways, Inc.*	7,565	138,742
IPC The Hospitalist Co.*	4,150	137,988
American Medical Systems Holdings, Inc.*	6,770	130,593
Catalyst Health Solutions, Inc.*	3,191	116,376
HMS Holdings Corp.*	2,380	115,882
Regeneron Pharmaceuticals, Inc.*	4,750	114,855
RehabCare Group, Inc.*	3,650	111,070
Align Technology, Inc.*	6,210	110,662
Odyssey HealthCare, Inc.*	6,440	100,335
Cooper Companies, Inc.	2,620	99,874
Genoptix, Inc.*	2,560	90,957
Mednax, Inc.*	1,507	90,601
Amedisys, Inc.*	1,836	89,156
Air Methods Corp.*	2,610	87,748
Natus Medical, Inc.*	5,711	84,466
Integra LifeSciences Holdings Corp.*	2,177	80,070
Salix Pharmaceuticals Ltd.*	3,104	78,842
Par Pharmaceutical Companies, Inc.*	2,670	72,250
Cubist Pharmaceuticals, Inc.*	3,554	67,419
Cantel Medical Corp.*	3,280	66,190
LHC Group, Inc.*	1,963	65,976
Abaxis, Inc.*	2,494	63,722
Bio-Reference Labs, Inc.*	1,540	60,353
Enzo Biochem, Inc.*	10,775	57,970
Dionex Corp.*	617	45,578
Almost Family, Inc.*	1,110	43,878
Neogen Corp.*	1,770	41,790
Zoll Medical Corp.*	1,360	36,339

Total Health Care		2,543,408

FINANCIALS 8.1%
World Acceptance Corp.*	3,065	109,819
eHealth, Inc.*	6,273	103,065
Stifel Financial Corp.*	1,700	100,708
DiamondRock Hospitality Co.	11,130	94,271
optionsXpress Holdings, Inc.	5,785	89,378
Medical Properties Trust, Inc.	8,850	88,500
Forestar Real Estate Group, Inc.*	3,550	78,029
Portfolio Recovery Associates, Inc.*	1,691	75,892
Tower Group, Inc.	3,000	70,230
Cash America International, Inc.	1,920	67,123
First Cash Financial Services, Inc.*	2,967	65,838
Signature Bank*	2,060	65,714
Acadia Realty Trust	2,788	47,034
TradeStation Group, Inc.*	5,211	41,115

Total Financials		1,096,716

		MARKET
	SHARES	VALUE

ENERGY 6.6%
Tetra Technologies, Inc.*	12,767	$141,458
Oil States International, Inc.*	3,382	132,879
Dril-Quip, Inc.*	2,321	131,090
Hornbeck Offshore Services, Inc.*	5,105	118,844
Superior Well Services, Inc.*	7,795	111,157
Gulf Island Fabrication, Inc.	4,927	103,615
St. Mary Land & Exploration Co.	1,869	63,995
CARBO Ceramics, Inc.	646	44,038
Lufkin Industries, Inc.	600	43,920

Total Energy		890,996

INDUSTRIALS 5.2%
Baldor Electric Co.	4,122	115,787
AZZ, Inc.*	3,205	104,803
Gencorp, Inc.*	12,500	87,500
Allegiant Travel Co.*	1,540	72,642
Stanley, Inc.*	2,534	69,457
Gardner Denver, Inc.	1,617	68,803
Heidrick & Struggles International, Inc.	2,120	66,229
SYKES Enterprises, Inc.*	2,234	56,900
AAON, Inc.	1,920	37,421
Tetra Tech, Inc.*	1,240	33,691

Total Industrials		713,233

CONSUMER STAPLES 5.2%
Andersons, Inc.	5,499	141,984
Darling International, Inc.*	15,748	131,968
TreeHouse Foods, Inc.*	3,110	120,855
Cal-Maine Foods, Inc.	2,960	100,877
Sanderson Farms, Inc.	1,710	72,094
Boston Beer Company, Inc. — Class A*	1,515	70,599
Calavo Growers, Inc.	3,770	64,090

Total Consumer Staples		702,467

MATERIALS 2.8%
NewMarket Corp.	1,320	151,496
Balchem Corp.	2,745	91,985
Schweitzer-Mauduit International, Inc.	1,260	88,641
Amcol International Corp.	1,850	52,577

Total Materials		384,699

TELECOMMUNICATION SERVICES 0.5%
Cbeyond, Inc.*	4,211	66,323

Total Telecommunication Services		66,323

Total Common Stocks (Cost $10,846,104)		13,477,807

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	117

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     S&P SMALLCAP 600 PURE GROWTH FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.6%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$75,959	$75,959

Total Repurchase Agreement (Cost $75,959)		75,959

Total Investments 100.0% (Cost $10,922,063)		$13,553,766

Other Assets in Excess of Liabilities – 0.0%		$2,312

Net Assets – 100.0%		$13,556,078

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
118	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     S&P SMALLCAP 600 PURE VALUE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%(a)

CONSUMER DISCRETIONARY 23.6%
Quiksilver, Inc.*	131,673	$265,980
Tuesday Morning Corp.*	81,460	210,167
Arctic Cat, Inc.*	19,171	175,606
Jakks Pacific, Inc.*	14,214	172,274
Fred’s, Inc.	14,028	143,086
Perry Ellis International, Inc.*	8,943	134,682
Group 1 Automotive, Inc.*	4,620	130,977
Red Robin Gourmet Burgers, Inc.*	7,260	129,954
Cabela’s, Inc. — Class A*	8,521	121,509
Ruby Tuesday, Inc.*	16,143	116,230
PEP Boys-Manny Moe & Jack	13,078	110,640
Audiovox Corp. — Class A*	14,357	101,791
Callaway Golf Co.	13,462	101,504
Hot Topic, Inc.*	15,488	98,504
Standard Motor Products, Inc.*	10,588	90,210
Landry’s Restaurants, Inc.*	4,080	86,863
Movado Group, Inc.	8,920	86,702
Finish Line, Inc. — Class A	6,288	78,914
Blyth, Inc.	2,296	77,421
Brown Shoe Company, Inc.	6,937	68,468
Zale Corp.*	25,167	68,454
Christopher & Banks Corp.	8,936	68,092
Nautilus, Inc.*	31,931	64,820
Lithia Motors, Inc. — Class A*	7,864	64,642
MarineMax, Inc.*	6,802	62,510
Haverty Furniture Companies, Inc.	4,436	60,906
Stage Stores, Inc.	4,833	59,736
CKE Restaurants, Inc.	6,419	54,305
O’Charleys, Inc.*	7,926	51,915
Live Nation, Inc.*	5,973	50,830
Superior Industries International, Inc.	3,235	49,496
K-Swiss, Inc. — Class A*	3,743	37,205

Total Consumer Discretionary		3,194,393

INDUSTRIALS 22.1%
NCI Building Systems, Inc.*	127,908	231,514
Volt Information Sciences, Inc.*	19,694	196,940
SkyWest, Inc.	9,957	168,472
Kelly Services, Inc. — Class A*	13,442	160,363
CDI Corp.	12,113	156,863
Lydall, Inc.*	23,229	121,023
Viad Corp.	5,675	117,075
EMCOR Group, Inc.*	4,230	113,787
Bowne & Company, Inc.	15,888	106,132
Gibraltar Industries, Inc.*	6,120	96,268
ABM Industries, Inc.	4,317	89,189
Ceradyne, Inc.*	4,454	85,561
Standard Register Co.	16,571	84,512

		MARKET
	SHARES	VALUE

Arkansas Best Corp.	2,870	$84,464
United Stationers, Inc.*	1,480	84,138
Dycom Industries, Inc.*	10,431	83,761
Lawson Products, Inc.	4,625	81,631
Spherion Corp.*	14,384	80,838
School Specialty, Inc.*	3,451	80,719
EnPro Industries, Inc.*	2,900	76,589
Mueller Industries, Inc.	2,938	72,980
Comfort Systems USA, Inc.	5,322	65,674
AAR Corp.*	2,741	62,988
Universal Forest Products, Inc.	1,710	62,945
Apogee Enterprises, Inc.	4,371	61,194
Encore Wire Corp.	2,780	58,575
Griffon Corp.*	4,689	57,300
Cascade Corp.	1,838	50,527
Standex International Corp.	2,324	46,689
Moog, Inc. — Class A*	1,540	45,014
Astec Industries, Inc.*	1,514	40,787
Tredegar Corp.	2,487	39,344
Briggs & Stratton Corp.	1,966	36,784

Total Industrials		3,000,640

FINANCIALS 18.7%
First Bancorp Puerto Rico	91,743	211,009
National Financial Partners Corp.*	20,142	162,949
Kite Realty Group Trust	35,100	142,857
Susquehanna Bancshares, Inc.	23,134	136,259
Whitney Holding Corp.	14,307	130,337
National Penn Bancshares, Inc.	20,065	116,176
Pennsylvania Real Estate Investment Trust	13,580	114,887
Pinnacle Financial Partners, Inc.*	7,916	112,566
Lexington Realty Trust	18,121	110,176
First Commonwealth Financial Corp.	22,282	103,611
South Financial Group, Inc.	147,338	94,989
Stewart Information Services Corp.	7,847	88,514
Umpqua Holding Corp.	6,438	86,334
Hanmi Financial Corp.*	70,131	84,157
LaBranche & Company, Inc.*	28,894	82,059
United Community Banks, Inc.*	23,199	78,645
Cedar Shopping Centers, Inc.	10,469	71,189
Sterling Bancshares, Inc.	12,965	66,510
Selective Insurance Group, Inc.	3,910	64,319
Rewards Network, Inc.	4,938	62,416
First Midwest Bancorp, Inc.	5,249	57,162
East West Bancorp, Inc.	3,190	50,402
Presidential Life Corp.	5,490	50,234
United Fire & Casualty Co.	2,690	49,039
Wintrust Financial Corp.	1,500	46,185
Colonial Properties Trust	3,813	44,726

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	119

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     S&P SMALLCAP 600 PURE VALUE FUND

		MARKET
	SHARES	VALUE

SWS Group, Inc.	3,480	$42,108
Sterling Bancorp	5,722	40,855
Safety Insurance Group, Inc.	1,062	38,476

Total Financials		2,539,146

HEALTH CARE 8.9%
AMN Healthcare Services, Inc.*	17,337	157,073
Molina Healthcare, Inc.*	6,823	156,042
Medcath Corp.*	17,344	137,191
Osteotech, Inc.*	41,107	131,543
Res-Care, Inc.*	11,179	125,205
Centene Corp.*	4,988	105,596
PharMerica Corp.*	6,164	97,884
Kendle International, Inc.*	5,214	95,468
AMERIGROUP Corp.*	2,547	68,667
Healthspring, Inc.*	3,397	59,821
Gentiva Health Services, Inc.*	1,590	42,946
Symmetry Medical, Inc.*	4,409	35,537

Total Health Care		1,212,973

INFORMATION TECHNOLOGY 7.3%
Ciber, Inc.*	71,521	246,747
Gerber Scientific, Inc.*	28,404	143,440
SYNNEX Corp.*	4,401	134,935
Heartland Payment Systems, Inc.	6,325	83,047
EMS Technologies, Inc.*	5,701	82,665
Black Box Corp.	2,850	80,769
Scansource, Inc.*	2,654	70,862
CTS Corp.	6,103	58,711
Insight Enterprises, Inc.*	4,163	47,541
Digi International, Inc.*	4,230	38,578

Total Information Technology		987,295

ENERGY 6.8%
Basic Energy Services, Inc.*	26,092	232,219
Seahawk Drilling, Inc.*	8,225	185,391
Petroleum Development Corp.*	8,209	149,486
World Fuel Services Corp.	3,620	96,980
Matrix Service Co.*	8,381	89,258
Penn Virginia Corp.	4,144	88,226
Pioneer Drilling Co.*	6,069	47,945
Bristow Group, Inc.*	1,010	38,834

Total Energy		928,339

CONSUMER STAPLES 5.5%
Nash Finch Co.	3,790	140,571
Alliance One International, Inc.*	28,216	137,694
Spartan Stores, Inc.	9,266	132,411
Mannatech, Inc.	32,481	101,341
Central Garden and Pet Co. — Class A*	8,472	84,212

		MARKET
	SHARES	VALUE

Great Atlantic & Pacific Tea
Company, Inc*	5,534	$65,246
United Natural Foods, Inc.*	1,870	50,004
Casey’s General Stores, Inc.	1,120	35,750

Total Consumer Staples		747,229

MATERIALS 4.9%
Olympic Steel, Inc.	4,141	134,914
A.M. Castle & Co.	9,685	132,588
Century Aluminum Co.*	6,680	108,149
A. Schulman, Inc.	3,872	78,137
OM Group, Inc.*	2,340	73,453
Quaker Chemical Corp.	2,318	47,843
Penford Corp.	5,334	46,352
Myers Industries, Inc.	4,127	37,556

Total Materials		658,992

UTILITIES 1.7%
Laclede Group, Inc.	1,865	62,981
Central Vermont Public Service
Corp.	2,227	46,322
CH Energy Group, Inc.	1,003	42,647
Southwest Gas Corp.	1,470	41,939
New Jersey Resources Corp.	950	35,530

Total Utilities		229,419

Total Common Stocks (Cost $11,512,220)		13,498,426

	FACE
	AMOUNT
REPURCHASE AGREEMENT † 0.2%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$19,591	19,591

Total Repurchase Agreement (Cost $19,591)		19,591

Total Investments 99.7% (Cost $11,531,811)		$13,518,017

Other Assets in Excess of Liabilities – 0.3%		$43,956

Net Assets – 100.0%		$13,561,973

*	Non-Income Producing Security

†	Repurchase Agreement — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
120	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     EUROPE 1.25X STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 76.4%(a)

FINANCIALS 19.6%
HSBC Holdings PLC — SP ADR	18,001	$1,027,677
Banco Santander Central Hispano SA — SP ADR	36,652	602,559
Banco Bilbao Vizcaya Argentaria SA — SP ADR	27,242	491,446
Credit Suisse Group AG — SP ADR	8,281	407,094
Allianz SE — SP ADR	29,810	371,134
Deutsche Bank AG — SP ADR	4,800	340,368
AXA — SP ADR	12,941	306,443
UBS AG- SP ADR*	19,491	302,305
Barclays PLC — SP ADR	14,171	249,410
ING Groep NV — SP ADR*	12,451	122,144
Willis Group Holdings PLC	3,120	82,306
Lloyds TSB Group PLC — SP ADR	14,891	48,694
Allied Irish Banks PLC — SP ADR*	6,710	23,552

Total Financials		4,375,132

HEALTH CARE 15.0%
Novartis AG — SP ADR	17,531	954,212
GlaxoSmithKline PLC — SP ADR	19,651	830,255
Sanofi-Aventis — SP ADR	17,591	690,799
AstraZeneca PLC — SP ADR	9,551	448,324
Novo Nordisk A/S — SP ADR	3,150	201,127
Teva Pharmaceutical Industries Ltd. — SP ADR	2,320	130,338
Alcon, Inc. — SP ADR	650	106,827

Total Health Care		3,361,882

ENERGY 11.8%
BP PLC — SP ADR	15,691	909,607
Total SA — SP ADR	11,841	758,298
Royal Dutch Shell PLC — SP ADR	9,551	574,111
Eni SpA — SP ADR	7,090	358,825
Compagnie Generale de Geophysique-Veritas — SP ADR*	2,210	46,962

Total Energy		2,647,803

TELECOMMUNICATION SERVICES 11.8%
Telefonica SA — SP ADR	9,981	833,613
Vodafone Group PLC —
SP ADR	29,662	684,896
France Telecom SA — SP ADR	20,271	511,640
Deutsche Telekom AG —
SP ADR	23,311	342,672
BT Group PLC — SP ADR	11,721	254,814

Total Telecommunication Services		2,627,635

		MARKET
	SHARES	VALUE

MATERIALS 5.3%
BHP Billiton Ltd. — SP ADR	4,800	$367,584
Anglo American PLC — SP ADR*	13,357	289,580
Rio Tinto PLC — SP ADR	1,220	262,776
ArcelorMittal	3,750	171,562
Syngenta AG — SP ADR	1,750	98,472

Total Materials		1,189,974

CONSUMER STAPLES 4.9%
Unilever NV	15,261	493,388
Diageo PLC — SP ADR	5,960	413,684
British American Tobacco PLC — SP ADR	2,740	177,168

Total Consumer Staples		1,084,240

INFORMATION TECHNOLOGY 3.0%
SAP AG — SP ADR	5,960	278,988
Nokia Oyj — SP ADR	19,651	252,515
Telefonaktiebolaget LM Ericsson — SP ADR	14,621	134,367

Total Information Technology		665,870

INDUSTRIALS 2.9%
Siemens AG — SP ADR	4,350	398,895
Koninklijke Philips Electronics NV — SP ADR	5,660	166,630
Ryanair Holdings PLC — SP ADR*	3,480	93,334

Total Industrials		658,859

CONSUMER DISCRETIONARY 1.8%
Daimler AG— SP ADR	5,670	302,211
Carnival PLC — SP ADR*	3,050	102,663

Total Consumer Discretionary		404,874

UTILITIES 0.3%
Veolia Environnement — SP ADR	2,050	67,404

Total Utilities		67,404

Total Common Stocks (Cost $13,853,317)		17,083,673

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 14.8%(b)
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	$900,343	900,343
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	893,476	893,476
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	893,476	893,476

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	121

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     EUROPE 1.25X STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	$630,689	$630,689

Total Repurchase Agreements (Cost $3,317,984)		3,317,984

Total Investments 91.2% (Cost $17,171,301)		$20,401,657

Other Assets in Excess of Liabilities – 8.8%		$1,956,509

Net Assets – 100.0%		$22,358,166

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED(a)
March 2010 EURO Currency Futures Contracts (Aggregate Market Value of Contracts $11,271,488)	63	$(247,218)

FUTURES CONTRACTS PURCHASED(a)
March 2010 EURO STOXX 50 Index Futures Contracts (Aggregate Market Value of Contracts $11,169,866)	265	$345,708
March 2010 STOXX 50 Index Futures Contracts (Aggregate Market Value of Contracts $5,236,411)	144	211,076

(Total Aggregate Market Value of Contracts $16,406,277)		$556,784

Country Diversification

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.

ADR — American Depository Receipt.
122	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     JAPAN 2X STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 77.0%(b)
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	$1,758,133	$1,758,133
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	1,744,723	1,744,723
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	1,744,723	1,744,723
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	1,231,569	1,231,569

Total Repurchase Agreements (Cost $6,479,148)		6,479,148

Total Investments 77.0% (Cost $6,479,148)		$6,479,148

Other Assets in Excess of Liabilities – 23.0%		$1,930,690

Net Assets – 100.0%		$8,409,838

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

CURRENCY FUTURES CONTRACTS PURCHASED(a)
March 2010 Japanese Yen Currency Futures Contracts (Aggregate Market Value of Contracts $16,792,188)	125	$(409,090)

FUTURES CONTRACTS PURCHASED(a)
March 2010 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Market Value of Contracts $16,712,650)	314	$578,211

†	Repurchase Agreements — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	123

SCHEDULE OF INVESTMENTS
December 31, 2009
     STRENGTHENING DOLLAR 2X STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 96.9%(b)
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	$1,794,434	$1,794,434
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	1,780,746	1,780,746
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	1,780,746	1,780,746
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	1,256,997	1,256,997
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10††	678,076	678,076

Total Repurchase Agreements (Cost $7,290,999)		7,290,999

Total Investments 96.9% (Cost $7,290,999)		$7,290,999

Other Assets in Excess of Liabilities – 3.1%		$234,430

Net Assets – 100.0%		$7,525,429

		UNREALIZED
	CONTRACTS	GAIN

CURRENCY FUTURES CONTRACTS PURCHASED(a)
March 2010 U.S. Dollar Index Futures Contracts (Aggregate Market Value of Contracts $11,435,450)	146	$141,600

	UNITS
CURRENCY INDEX SWAP AGREEMENTS(b)
Goldman Sachs International February 2010 U.S. Dollar Index Swap, Terminating 02/25/10††† (Notional Market Value $3,607,771)	46,168	$79,906

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as currency index swap collateral at December 31, 2009.

†††	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
124	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     WEAKENING DOLLAR 2X STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 100.0%(b)
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	$1,254,846	$1,254,846
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	1,245,273	1,245,273
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	1,245,273	1,245,273
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	879,017	879,017
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10††	282,848	282,848

Total Repurchase Agreements
(Cost $4,907,257)		4,907,257

Total Investments 100.0%
(Cost $4,907,257)		$4,907,257

Other Assets in Excess of
Liabilities – 0.0%		$704

Net Assets – 100.0%		$4,907,961

		UNREALIZED
	CONTRACTS	LOSS

CURRENCY FUTURES CONTRACTS
SOLD SHORT(a)
March 2010 U.S. Dollar Index Futures Contracts (Aggregate Market Value of Contracts $7,832,500)	100	$(222,449)

	UNITS
CURRENCY INDEX SWAP AGREEMENT
SOLD SHORT(b)
Goldman Sachs International February 2010 U.S. Dollar Index Swap, Terminating 02/25/10††† (Notional Market Value $1,985,164)	25,404	$(3,639)

†	Repurchase Agreements — See Note 6.

††	All or a portion of this security is pledged as currency index swap collateral at December 31, 2009.

†††	Total Return based on U.S. Dollar Index +/— financing at a variable rate.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	125

SCHEDULE OF INVESTMENTS
December 31, 2009
     REAL ESTATE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.2%(a)
REAL ESTATE INVESTMENT TRUST (REIT) 91.5%
SPECIALIZED REIT 25.4%
Public Storage	12,320	$1,003,464
HCP, Inc.	25,989	793,704
Host Hotels & Resorts, Inc.*	62,461	728,917
Ventas, Inc.	16,040	701,590
Plum Creek Timber
Company, Inc. (REIT)	17,800	672,128
Health Care REIT, Inc.	13,904	616,225
Nationwide Health Properties, Inc.	15,068	530,092
Rayonier, Inc.	11,516	485,515
Hospitality Properties Trust	19,901	471,853
Senior Housing Properties
Trust	20,567	449,800
Omega Healthcare Investors, Inc.	17,864	347,455
Entertainment Properties Trust	9,324	328,857
LaSalle Hotel Properties	14,870	315,690
Healthcare Realty Trust, Inc.	13,882	297,908
DiamondRock Hospitality Co.	31,328	265,348
Sunstone Hotel Investors, Inc.*	28,300	251,304
Potlatch Corp.	6,363	202,852
Extra Space Storage, Inc.	14,269	164,807

Total Specialized REIT		8,627,509

RETAIL REIT 17.9%
Simon Property Group, Inc.	16,097	1,284,514
KIMCO Realty Corp.	47,633	644,474
Federal Realty Investment
Trust	8,224	556,929
Macerich Co.	14,324	514,960
Regency Centers Corp.	13,777	483,022
Realty Income Corp.	16,362	423,939
Weingarten Realty Investors	20,878	413,176
Taubman Centers, Inc.	10,418	374,110
Developers Diversified Realty
Corp.	39,600	366,696
National Retail Properties, Inc.	16,682	353,992
Tanger Factory Outlet
Centers, Inc.	8,433	328,803
CBL & Associates Properties, Inc.	31,962	309,073

Total Retail REIT		6,053,688

OFFICE REIT 16.6%
Boston Properties, Inc.	11,857	795,249
Digital Realty Trust, Inc.	10,549	530,404
SL Green Realty Corp.	10,360	520,486

		MARKET
	SHARES	VALUE

Alexandria Real Estate
Equities, Inc.	7,006	$450,416
Duke Realty Corp.	36,477	443,925
Mack-Cali Realty Corp.	12,775	441,632
Highwoods Properties, Inc.	12,494	416,675
Corporate Office Properties
Trust SBI	10,634	389,523
Douglas Emmett, Inc.	24,626	350,920
Brandywine Realty Trust	28,877	329,198
BioMed Realty Trust, Inc.	20,824	328,603
HRPT Properties Trust	50,080	324,018
Kilroy Realty Corp.	10,106	309,951

Total Office REIT		5,631,000

RESIDENTIAL REIT 14.9%
Equity Residential	24,863	839,872
AvalonBay Communities, Inc.	8,520	699,577
Camden Property Trust	10,713	453,910
UDR, Inc.	26,364	433,424
Essex Property Trust, Inc.	4,946	413,733
Apartment Investment & Management Co. — Class A	23,366	371,987
BRE Properties, Inc. — Class A	10,921	361,267
Home Properties, Inc.	7,298	348,188
American Campus
Communities, Inc.	11,520	323,712
Mid-America Apartment
Communities, Inc.	6,530	315,268
Post Properties, Inc.	13,344	261,542
Equity Lifestyle Properties, Inc.	4,410	222,573

Total Residential REIT		5,045,053

DIVERSIFIED REIT 6.7%
Vornado Realty Trust	13,503	944,374
Liberty Property Trust	15,690	502,237
Washington Real Estate Investment Trust	12,501	344,403
Colonial Properties Trust	20,250	237,532
Cousins Properties, Inc.	30,327	231,395

Total Diversified REIT		2,259,941

MORTGAGE REIT 5.9%
Annaly Capital Management, Inc.	45,385	787,430
MFA Mortgage Investments, Inc.	50,937	374,387
Hatteras Financial Corp.	9,159	256,086
Anworth Mortgage Asset Corp.	33,116	231,812
Redwood Trust, Inc.	13,022	188,298
Capstead Mortgage Corp.	12,705	173,423

Total Mortgage REIT		2,011,436

126	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     REAL ESTATE FUND

		MARKET
	SHARES	VALUE

INDUSTRIAL REIT 4.1%
ProLogis	50,036	$684,993
AMB Property Corp.	20,287	518,333
Eastgroup Properties, Inc.	4,610	176,470

Total Industrial REIT		1,379,796

Total Real Estate Investment Trust (REIT)		31,008,423

REAL ESTATE MANAGEMENT & DEVELOPMENT 7.7%
CB Richard Ellis Group, Inc. — Class A*	40,596	550,888
Jones Lang LaSalle, Inc.	7,128	430,531
The St. Joe Co.*	14,815	428,005
Brookfield Asset
Management, Inc. — Class A	14,545	322,608
Brookfield Properties Corp.	26,480	320,938
E-House China Holdings Ltd.*	17,150	310,758
Forest City Enterprises, Inc. — Class A*	20,090	236,660

Total Real Estate Management & Developement		2,600,388

Total Common Stocks
(Cost $24,542,938)		33,608,811

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.2%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$43,343	$43,343

Total Repurchase Agreement
(Cost $43,343)		43,343

Total Investments 99.4%
(Cost $24,586,281)		$33,652,154

Other Assets in Excess of Liabilities – 0.6%		$219,873

Net Assets – 100.0%		$33,872,027

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.

REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	127

SCHEDULE OF INVESTMENTS
December 31, 2009
     GOVERNMENT LONG BOND 1.2X STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 41.3%(b)
Fannie Mae*
0.04% due 01/27/10	$2,950,000	$2,949,925
0.14% due 04/30/10	1,000,000	999,678
Farmer Mac **
0.01% due 01/15/10	3,000,000	2,999,991
Federal Home Loan Bank **
0.02% due 01/15/10	2,000,000	1,999,988
Freddie Mac*
0.02% due 02/08/10	1,000,000	999,980

Total Federal Agency Discount Notes
(Cost $9,949,433)		9,949,562

U.S. TREASURY OBLIGATIONS 35.4%(a)
U. S. Treasury Bond
4.38% due 11/15/39	8,910,000	8,525,756

Total U.S. Treasury Obligations
(Cost $8,522,584)		8,525,756

REPURCHASE AGREEMENTS† 39.9%(b)
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	2,608,872	2,608,872
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	2,588,972	2,588,972
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	2,588,972	2,588,972
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	1,827,509	1,827,509

Total Repurchase Agreements
(Cost $9,614,325)		9,614,325

Total Investments 116.6%
(Cost $28,086,342)		$28,089,643

Liabilities in Excess of Other Assets – (16.6)%		$(3,997,953)

Net Assets – 100.0%		$24,091,690

		UNREALIZED
	CONTRACTS	LOSS

FUTURES CONTRACTS PURCHASED(a)
March 2010 U.S. Treasury Bond Futures Contracts (Aggregate Market Value of Contracts $40,853,813)	354	$(316,022)

*	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

**	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

†	Repurchase Agreements — See Note 6.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
128	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 21.5%(b)
Farmer Mac *
0.05% due 01/05/10	$2,000,000	$1,999,997
Federal Home Loan Bank*
0.02% due 01/15/10	2,000,000	1,999,988
Freddie Mac**
0.02% due 02/08/10	2,000,000	1,999,961

Total Federal Agency Discount Notes
(Cost $5,999,946)		5,999,946

REPURCHASE AGREEMENTS† 110.4%(b)
Joint Repurchase Agreements
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	4,124,778	4,124,778
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	4,093,314	4,093,314
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	4,093,314	4,093,314
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	2,889,398	2,889,398
Individual Repurchase Agreement††
Barclays Capital
issued 12/31/09 at (0.10)% due 01/04/10 (Secured by a U.S. Treasury Bond, at a rate of 4.38% and maturing 11/15/39 as collateral, with a Market Value of $15,971,100) to be repurchased at $15,658,350	15,658,350	15,658,350

Total Repurchase Agreements
(Cost $30,859,154)		30,859,154

Total Long Securities 131.9%
(Cost $36,859,100)		36,859,100

	FACE	MARKET
	AMOUNT	VALUE

U.S. TREASURY OBLIGATIONS SOLD SHORT (57.5)%(a)
U.S. Treasury Bond 4.38% due 11/15/39	$16,800,000	$(16,075,500)

Total U.S. Treasury Obligations Sold Short (Proceeds $16,907,002)		(16,075,500)

Other Assets in Excess of
Liabilities — 25.6%		$7,156,226

Net Assets – 100.0%		$27,939,826

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS SOLD SHORT(a)
March 2010 U.S. Treasury Bond Futures Contracts (Aggregate Market Value of Contracts $7,616,813)	66	$275,782

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

†	Repurchase Agreements — See Note 6.

††	All or portion of this security is pledged as short security collateral at December 31, 2009.

(a)	Value determined based on Level 1 inputs — See Note 7.

(b)	Value determined based on Level 2 inputs — See Note 7.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	129

SCHEDULE OF INVESTMENTS
December 31, 2009
     U.S. GOVERNMENT MONEY MARKET FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 45.4%(b)
Fannie Mae*
0.80% due 01/19/10	$25,000,000	$24,991,666
0.15% due 05/03/10	25,000,000	24,987,604
Farmer Mac**
0.01% due 01/15/10	5,000,000	4,999,984
Federal Farm Credit**
0.23% due 02/12/10	25,000,000	24,993,771
Freddie Mac*
0.14% due 04/27/10	25,000,000	24,989,014

Total Federal Agency Discount Notes
(Cost $104,962,039)		104,962,039

REPURCHASE AGREEMENTS† 58.3%(b)
Mizuho Financial Group, Inc. issued 12/31/09 at 0.00% due 01/04/10	36,624,329	36,624,329
HSBC Group issued 12/31/09 at 0.00% due 01/04/10	36,344,964	36,344,964
UBS Financial Services, Inc. issued 12/31/09 at 0.00% due 01/04/10	36,344,964	36,344,964
Morgan Stanley issued 12/31/09 at 0.00% due 01/04/10	25,655,269	25,655,269

Total Repurchase Agreements
(Cost $134,969,526)		134,969,526

Total Investments 103.7%
(Cost $239,931,565)		$239,931,565

Liabilities in Excess of Other Assets – (3.7)%		$(8,480,250)

Net Assets – 100.0%		$231,451,315

*	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

**	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

†	Repurchase Agreements — See Note 6.

(b)	Value determined based on Level 2 inputs — See Note 7.
130	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES

		Inverse		Inverse
		S&P 500		NASDAQ-100®
	Nova	Strategy	NASDAQ-100®	Strategy
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$39,254,742	$4,999,966	$52,088,678	$—
Repurchase Agreements	10,510,173	19,186,306	6,153,938	12,483,025

Total Investments	49,764,915	24,186,272	58,242,616	12,483,025
Segregated Cash with Broker	243,000	324,000	436,800	53,200
Cash	138	—	—	—
Unrealized Appreciation on Swap Agreements	568,396	—	27,564	—
Receivable for Swap Settlement	154,190	—	138,733	—
Variation Margin on Futures Contracts	—	41,832	—	5,890
Receivable for Securities Sold	—	—	—	—
Receivable for Fund Shares Sold	51,169	34,883	552,004	2,703,444
Investment Income Receivable	53,008	—	10,450	—

Total Assets	50,834,816	24,586,987	59,408,167	15,245,559

Liabilities
Unrealized Depreciation on Swap Agreements	—	304,298	—	474,203
Payable for Swap Settlement	—	88,404	—	271,900
Variation Margin on Futures Contracts	31,142	—	49,542	—
Payable for Securities Purchased	7,097	—	—	—
Payable for Fund Shares Redeemed	129,204	1,150,612	1,686,447	153,612
Investment Advisory Fees Payable	35,051	22,111	39,544	11,108
Transfer Agent and Administrative Fees Payable	11,684	6,142	13,181	3,086
Distribution and Service Fees Payable	11,684	6,142	13,181	3,086
Portfolio Accounting Fees Payable	4,673	2,457	5,273	1,234
Custody Fees Payable	1,542	811	1,740	407
Other Accrued Fees	42,084	41,778	57,150	18,264

Total Liabilities	274,161	1,622,755	1,866,058	936,900

Net Assets	$50,560,655	$22,964,232	$57,542,109	$14,308,659

Net Assets Consist Of
Paid-In Capital	$89,865,940	$43,382,746	$154,304,936	$33,050,624
Undistributed Net Investment Income (Loss)	74,019	—	—	—
Accumulated Net Realized Loss on Investments	(49,372,103)	(20,079,529)	(122,238,761)	(18,271,294)
Net Unrealized Appreciation (Depreciation) on Investments	9,992,799	(338,985)	25,475,934	(470,671)

Net Assets	$50,560,655	$22,964,232	$57,542,109	$14,308,659

Shares Outstanding	826,633	542,365	3,605,300	953,758

Net Asset Values	$61.16	$42.34	$15.96	$15.00

Cost of Investments	$40,387,405	$24,186,272	$32,833,679	$12,483,025
132	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2009
			Inverse			Inverse
S&P 500	NASDAQ-100®	Mid-Cap	Mid-Cap	Russell 2000®	Russell 2000®	Russell 2000®	Dow 2x
2x Strategy	2x Strategy	1.5x Strategy	Strategy	2x Strategy	1.5x Strategy	Strategy	Strategy
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$11,356,077	$25,742,436	$10,196,996	$—	$2,004,603	$7,854,404	$1,999,992	$9,175,628
14,492,064	6,630,876	5,747,558	4,836,251	1,296,460	4,871,143	8,843,864	8,608,783

25,848,141	32,373,312	15,944,554	4,836,251	3,301,063	12,725,547	10,843,856	17,784,411
787,500	1,845,200	360,000	24,000	140,000	480,000	208,000	1,362,400
40	—	—	—	9	43	—	—
247,882	1,056,481	481,105	—	103,814	122,591	—	144,740
221,040	687,342	93,773	—	450,686	150,278	—	19,535
—	—	—	479	—	—	51,037	—
—	—	25,412	—	406	1,551	—	—
1,940,229	495,675	—	3,641	118,085	—	1,222,736	803,232
15,346	5,164	7,469	—	2,120	8,678	—	9,792

29,060,178	36,463,174	16,912,313	4,864,371	4,116,183	13,488,688	12,325,629	20,124,110

—	—	—	140,185	—	—	125,888	—
—	—	—	32,718	—	—	734,210	—
101,322	204,437	66,474	3,926	31,644	94,829	—	163,750
2,258	—	1,472,380	—	—	—	—	—
31,169	62,637	967,210	84	423,626	2,773,287	—	55,694
18,226	30,231	10,672	3,381	3,549	10,953	11,529	14,973
5,063	8,398	2,964	939	986	3,043	3,202	4,159
5,063	8,398	2,964	939	986	3,043	3,202	4,159
2,025	3,359	1,186	376	394	1,217	1,281	1,664
668	1,109	391	124	130	402	423	549
22,442	32,425	11,872	4,570	3,581	14,819	12,548	19,851

188,236	350,994	2,536,113	187,242	464,896	2,901,593	892,283	264,799

$28,871,942	$36,112,180	$14,376,200	$4,677,129	$3,651,287	$10,587,095	$11,433,346	$19,859,311

$53,239,638	$55,121,767	$23,538,549	$7,770,200	$8,727,316	$19,773,475	$23,326,484	$47,685,738
—	—	—	—	(454)	(2,724)	—	74,124
(28,386,015)	(30,773,694)	(10,371,825)	(2,953,165)	(5,622,477)	(10,622,237)	(11,726,453)	(30,033,657)
4,018,319	11,764,107	1,209,476	(139,906)	546,902	1,438,581	(166,685)	2,133,106

$28,871,942	$36,112,180	$14,376,200	$4,677,129	$3,651,287	$10,587,095	$11,433,346	$19,859,311

322,055	2,022,065	961,940	154,392	36,487	479,398	398,750	300,725

$89.65	$17.86	$14.95	$30.29	$100.07	$22.08	$28.67	$66.04

$22,041,530	$22,213,377	$15,237,590	$4,836,251	$2,892,324	$11,431,174	$10,843,856	$15,853,105
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	133

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	Inverse			S&P
	Dow 2x	S&P 500	S&P 500	MidCap 400
	Strategy	Pure Growth	Pure Value	Pure Growth
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$1,999,990	$34,300,019	$27,932,992	$44,601,252
Repurchase Agreements	13,020,413	202,347	118,280	173,907

Total Investments	15,020,403	34,502,366	28,051,272	44,775,159
Segregated Cash with Broker	1,497,600	—	—	—
Cash	—	—	—	—
Foreign Currency	—	—	—	—
Unrealized Appreciation on Swap Agreements	89,965	—	—	—
Receivable for Swap Settlement	—	—	—	—
Variation Margin on Futures Contracts	180,000	—	—	—
Receivable for Securities Sold	—	—	—	615,679
Receivable for Fund Shares Sold	2,118,065	1,663,424	526,825	2,396,459
Investment Income Receivable	—	11,636	52,404	10,280

Total Assets	18,906,033	36,177,426	28,630,501	47,797,577

Liabilities
Unrealized Depreciation on Swap Agreements	—	—	—	—
Payable for Swap Settlement	363,373	—	—	—
Variation Margin on Futures Contracts	—	—	—	—
Payable for Securities Purchased	—	1,633,079	717,636	2,797,072
Payable for Fund Shares Redeemed	468,595	15	6,788	—
Investment Advisory Fees Payable	14,922	22,334	19,784	29,310
Transfer Agent and Administrative Fees Payable	4,145	7,445	6,595	9,770
Distribution and Service Fees Payable	4,145	7,445	6,595	9,770
Portfolio Accounting Fees Payable	1,658	2,978	2,638	3,908
Custody Fees Payable	547	983	874	1,292
Payable to Broker	—	—	—	—
Other Accrued Fees	27,640	22,498	18,472	28,513

Total Liabilities	885,025	1,696,777	779,382	2,879,635

Net Assets	$18,021,008	$34,480,649	$27,851,119	$44,917,942

Net Assets Consist Of
Paid-In Capital	$34,464,519	$37,403,827	$35,570,104	$44,042,816
Undistributed Net Investment Income	—	—	184,518	—
Accumulated Net Realized Loss on Investments	(16,562,501)	(8,539,852)	(10,577,946)	(6,862,062)
Net Unrealized Appreciation (Depreciation) on Investments	118,990	5,616,674	2,674,443	7,737,188

Net Assets	$18,021,008	$34,480,649	$27,851,119	$44,917,942

Shares Outstanding	914,411	1,421,876	408,621	1,519,468

Net Asset Values	$19.71	$24.25	$68.16	$29.56

Cost of Investments	$15,020,403	$28,885,692	$25,376,829	$37,037,971
Cost of Foreign Currency	—	—	—	—
134	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2009
S&P	S&P	S&P			Strengthening	Weakening
MidCap 400	SmallCap 600	SmallCap 600	Europe 1.25x	Japan 2x	Dollar 2x	Dollar 2x
Pure Value	Pure Growth	Pure Value	Strategy	Strategy	Strategy	Strategy	Real Estate
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$29,356,775	$13,477,807	$13,498,426	$17,083,673	$—	$—	$—	$33,608,811
21,771	75,959	19,591	3,317,984	6,479,148	7,290,999	4,907,257	43,343

29,378,546	13,553,766	13,518,017	20,401,657	6,479,148	7,290,999	4,907,257	33,652,154
—	—	—	1,687,147	1,957,000	164,400	120,000	—
—	—	—	—	565	—	—	3,024
—	—	—	2,680,691	—	—	—	—
—	—	—	—	—	79,906	—	—
—	—	—	—	—	7,329	—	—
—	—	—	—	—	6,916	—	—
—	—	620,139	952,121	—	—	—	—
646,160	1,075,516	—	—	160,992	12,230	3,259	116,073
21,958	5,839	7,236	36,688	—	—	—	192,254

30,046,664	14,635,121	14,145,392	25,758,304	8,597,705	7,561,780	5,030,516	33,963,505

—	—	—	—	—	—	3,639	—
—	—	—	—	—	—	95,837	—
—	—	—	171,804	151,962	—	5,000	—
441,224	219,389	—	—	—	—	—	—
44,935	829,369	544,280	501,506	15,420	21,214	37	23,424
19,872	8,233	9,854	18,814	5,615	4,786	5,450	25,023
6,624	2,744	3,285	5,226	1,872	1,330	1,514	7,360
6,624	2,744	3,285	5,226	1,872	1,330	1,514	7,360
2,650	1,098	1,314	2,090	749	532	606	2,944
874	363	445	690	247	176	200	982
—	—	—	2,675,769	—	—	—	—
17,521	15,103	20,956	19,013	10,130	6,983	8,758	24,385

540,324	1,079,043	583,419	3,400,138	187,867	36,351	122,555	91,478

$29,506,340	$13,556,078	$13,561,973	$22,358,166	$8,409,838	$7,525,429	$4,907,961	$33,872,027

$33,701,037	$19,869,133	$18,375,402	$36,433,053	$15,856,521	$10,305,067	$6,791,387	$44,543,369
141,796	—	—	169,255	—	—	—	575,245
(6,796,163)	(8,944,758)	(6,799,635)	(17,715,863)	(7,615,804)	(3,001,144)	(1,657,338)	(20,312,460)
2,459,670	2,631,703	1,986,206	3,471,721	169,121	221,506	(226,088)	9,065,873

$29,506,340	$13,556,078	$13,561,973	$22,358,166	$8,409,838	$7,525,429	$4,907,961	$33,872,027

441,541	569,000	166,367	1,336,358	452,843	1,093,374	183,484	1,580,186

$66.83	$23.82	$81.52	$16.73	$18.57	$6.88	$26.75	$21.44

$26,918,876	$10,922,063	$11,531,811	$17,171,301	$6,479,148	$7,290,999	$4,907,257	$24,586,281
—	—	—	2,748,892	—	—	—	—
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	135

STATEMENTS OF ASSETS AND LIABILITIES (concluded) December 31, 2009

		Inverse
	Government	Government	U.S.
	Long Bond 1.2x	Long Bond	Government
	Strategy	Strategy	Money Market
	Fund	Fund	Fund

Assets
Investment Securities	$18,475,318	$5,999,946	$104,962,039
Repurchase Agreements	9,614,325	30,859,154	134,969,526

Total Investments	28,089,643	36,859,100	239,931,565
Segregated Cash with Broker	849,600	158,400	—
Variation Margin on Futures Contracts	—	30,938	—
Receivable for Securities Sold	114,825	114,825	—
Receivable for Fund Shares Sold	1,237,180	7,026,433	51,573
Other Assets	55,290	725	227

Total Assets	30,346,538	44,190,421	239,983,365

Liabilities
Short Sales at Market Value*	—	16,075,500	—
Variation Margin on Futures Contracts	165,937	—	—
Payable for Fund Shares Redeemed	6,013,050	24,728	8,179,678
Investment Advisory Fees Payable	14,823	16,832	185
Transfer Agent and Administrative Fees Payable	5,929	4,676	42,255
Distribution and Service Fees Payable	7,411	4,676	52,818
Portfolio Accounting Fees Payable	2,965	1,870	21,127
Custody Fees Payable	1,221	687	6,972
Interest Payable	723	724	—
Short Sales Interest Payable	—	100,794	—
Other Accrued Fees	42,789	20,108	229,015

Total Liabilities	6,254,848	16,250,595	8,532,050

Net Assets	$24,091,690	$27,939,826	$231,451,315

Net Assets Consist Of
Paid-In Capital	$31,738,044	$39,322,286	$231,436,062
Undistributed Net Investment Income (Loss)	7,398	—	7,493
Accumulated Net Realized Gain (Loss) on Investments	(7,341,031)	(12,489,744)	7,760
Net Unrealized Appreciation (Depreciation) on Investments	(312,721)	1,107,284	—

Net Assets	$24,091,690	$27,939,826	$231,451,315

Shares Outstanding	3,655,136	1,720,687	231,455,663

Net Asset Values	$6.59	$16.24	$1.00

Cost of Investments	$28,086,342	$36,859,100	$239,931,565
*Proceeds from Short Sales	—	16,907,002	—
136	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS                    Year Ended December 31, 2009

		Inverse		Inverse
		S&P 500		NASDAQ-100®
	Nova	Strategy	NASDAQ-100®	Strategy
	Fund	Fund	Fund	Fund

Investment Income
Interest	$10,590	$63,249	$8,279	$22,656
Dividends, Net of Foreign Tax Withheld	666,827	—	313,238	—
Other Income	—	—	—	—

Total Income	677,417	63,249	321,517	22,656

Expenses
Investment Advisory Fees	292,811	365,060	369,751	145,277
Transfer Agent and Administrative Fees	97,604	101,406	123,251	40,355
Audit and Outside Service Fees	54,067	59,175	62,243	22,926
Portfolio Accounting Fees	39,041	40,562	49,300	16,142
Short Sales Dividend Expense	—	—	—	110
Trustees’ Fees*	4,592	5,573	5,369	2,086
Shareholder Service Fees	97,604	101,406	123,251	40,355
Custody Fees	10,716	11,249	13,488	4,431
Miscellaneous	6,963	11,388	33,662	9,407

Total Expenses	603,398	695,819	780,315	281,089

Net Investment Income (Loss)	74,019	(632,570)	(458,798)	(258,433)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(5,291,526)	—	(597,662)	—
Equity Index Swaps	5,087,914	(8,811,425)	1,115,672	(7,125,122)
Futures Contracts	2,082,412	(4,380,173)	616,153	(2,110,411)

Total Net Realized Gain (Loss)	1,878,800	(13,191,598)	1,134,163	(9,235,533)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	11,195,512	—	19,813,901	—
Equity Index Swaps	332,459	(358,375)	13,570	(490,026)
Futures Contracts	(395,608)	34,445	14,216	(56,854)

Net Change in Unrealized Appreciation (Depreciation)	11,132,363	(323,930)	19,841,687	(546,880)

Net Gain (Loss) on Investments	13,011,163	(13,515,528)	20,975,850	(9,782,413)

Net Increase (Decrease) in Net Assets from Operations	$13,085,182	$(14,148,098)	$20,517,052	$(10,040,846)

Foreign Tax Withheld	$—	$—	$1,301	$—

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	137

STATEMENTS OF OPERATIONS (continued)

				Inverse
	S&P 500	NASDAQ-100®	Mid-Cap	Mid-Cap
	2x Strategy	2x Strategy	1.5x Strategy	Strategy
	Fund	Fund	Fund	Fund

Investment Income
Interest	$10,084	$9,807	$3,752	$5,370
Dividends, Net of Foreign Tax Withheld	288,623	142,272	104,832	—
Other Income	—	—	—	—

Total Income	298,707	152,079	108,584	5,370

Expenses
Investment Advisory Fees	190,936	247,769	87,211	35,728
Transfer Agent and Administrative Fees	53,038	68,825	24,225	9,924
Audit and Outside Service Fees	30,373	36,863	18,371	6,100
Portfolio Accounting Fees	21,215	27,530	9,690	3,970
Trustees’ Fees*	2,707	3,170	1,557	531
Shareholder Service Fees	53,038	68,825	24,225	9,924
Custody Fees	6,177	8,683	2,777	1,091
Miscellaneous	3,947	16,970	(3,130)	424

Total Expenses	361,431	478,635	164,926	67,692

Net Investment Income (Loss)	(62,724)	(326,556)	(56,342)	(62,322)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(1,551,010)	63,901	(1,455,306)	(20)
Equity Index Swaps	3,724,324	5,079,314	707,346	(1,325,600)
Futures Contracts	745,929	5,197,505	(266,662)	(368,464)

Total Net Realized Gain (Loss)	2,919,243	10,340,720	(1,014,622)	(1,694,084)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	2,869,013	7,989,421	2,878,487	—
Equity Index Swaps	(129,754)	979,942	321,197	(64,394)
Futures Contracts	(566,002)	349,193	(331,414)	104,610

Net Change in Unrealized Appreciation (Depreciation)	2,173,257	9,318,556	2,868,270	40,216

Net Gain (Loss) on Investments	5,092,500	19,659,276	1,853,648	(1,653,868)

Net Increase (Decrease) in Net Assets from Operations	$5,029,776	$19,332,720	$1,797,306	$(1,716,190)

Foreign Tax Withheld	$—	$622	$—	$—

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
138	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2009

		Inverse		Inverse			S&P
Russell 2000®	Russell 2000®	Russell 2000®	Dow 2x	Dow 2x	S&P 500	S&P 500	MidCap 400
2x Strategy	1.5x Strategy	Strategy	Strategy	Strategy	Pure Growth	Pure Value	Pure Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$2,180	$5,018	$12,337	$5,380	$30,150	$151	$90	$344
21,764	100,729	—	337,947	—	210,540	425,560	141,980
—	—	—	—	—	(236)	337	—

23,944	105,747	12,337	343,327	30,150	210,455	425,987	142,324

27,945	106,256	88,854	139,160	208,102	155,126	118,283	200,022
7,763	29,516	24,682	38,656	57,806	51,709	39,427	66,674
4,471	18,909	13,205	18,726	22,661	27,556	23,037	31,882
3,105	11,806	9,873	15,462	23,122	20,683	15,771	26,670
395	1,614	1,082	1,882	2,176	2,341	1,783	2,601
7,763	29,516	24,681	38,656	57,806	51,709	39,427	66,674
1,190	3,300	2,713	4,683	6,318	5,948	4,599	7,316
1,336	2,812	4,706	11,977	21,652	4,448	(858)	8,460

53,968	203,729	169,796	269,202	399,643	319,520	241,469	410,299

(30,024)	(97,982)	(157,459)	74,125	(369,493)	(109,065)	184,518	(267,975)

(760,717)	(754,601)	—	(4,103,159)	—	3,936,220	2,815,545	4,202,297
162,646	1,513,868	(3,249,482)	1,805,810	(13,069,543)	—	—	—
38,362	(41,556)	(2,664,249)	(2,398,558)	(3,151,549)	—	—	—

(559,709)	717,711	(5,913,731)	(4,695,907)	(16,221,092)	3,936,220	2,815,545	4,202,297

594,971	1,540,698	—	3,418,261	—	4,451,465	2,503,349	7,659,593
(164,374)	(221,288)	39,232	162,016	72,754	—	—	—
35,157	(270,853)	61,600	(720,892)	305,208	—	—	—

465,754	1,048,557	100,832	2,859,385	377,962	4,451,465	2,503,349	7,659,593

(93,955)	1,766,268	(5,812,899)	(1,836,522)	(15,843,130)	8,387,685	5,318,894	11,861,890

$(123,979)	$1,668,286	$(5,970,358)	$(1,762,397)	$(16,212,623)	$8,278,620	$5,503,412	$11,593,915

$3	$13	$—	$—	$—	$—	$—	$—
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	139

STATEMENTS OF OPERATIONS (concluded)

	S&P	S&P	S&P
	MidCap 400	SmallCap 600	SmallCap 600	Europe 1.25x
	Pure Value	Pure Growth	Pure Value	Strategy
	Fund	Fund	Fund	Fund

Investment Income
Interest	$63	$148	$167	$2,796
Dividends	384,250	59,330	232,115	392,730
Other Income	—	—	—	—

Total Income	384,313	59,478	232,282	395,526

Expenses
Investment Advisory Fees	118,630	104,648	147,825	137,426
Transfer Agent and Administrative Fees	39,543	34,883	49,275	38,174
Audit and Outside Service Fees	19,517	19,434	23,190	24,066
Portfolio Accounting Fees	15,817	13,953	19,710	15,270
Short Sales Interest Expense	—	—	—	—
Trustees’ Fees*	1,490	1,699	1,919	1,890
Shareholder Service Fees	39,543	34,883	49,275	38,174
Custody Fees	4,359	3,919	5,421	4,172
Miscellaneous	3,618	2,943	7,690	(29)

Total Expenses	242,517	216,362	304,305	259,143

Less Expenses Waived by Service Company	—	—	—	—
Less Expenses Waived by Distributor	—	—	—	—
Less Expenses Waived by Advisor	—	—	—	—

Total Waived Expenses	—	—	—	—

Net Expenses	—	—	—	—

Net Investment Income (Loss)	141,796	(156,884)	(72,023)	136,383

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	2,805,164	1,103,692	6,577,669	(1,091,550)
Currency Index Swaps	—	—	—	—
Futures Contracts	—	—	—	2,689,542
Foreign Currency	—	—	—	32,873

Total Net Realized Gain (Loss)	2,805,164	1,103,692	6,577,669	1,630,865

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	3,258,696	1,459,565	1,753,036	2,510,925
Currency Index Swaps	—	—	—	—
Futures Contracts	—	—	—	(179,106)
Foreign Currency	—	—	—	(68,201)

Net Change in Unrealized Appreciation (Depreciation)	3,258,696	1,459,565	1,753,036	2,263,618

Net Gain (Loss) on Investments	6,063,860	2,563,257	8,330,705	3,894,483

Net Increase (Decrease) in Net Assets from Operations	$6,205,656	$2,406,373	$8,258,682	$4,030,866

Foreign Tax Withheld	$—	$—	$—	$24,027

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2009

					Inverse
	Strengthening	Weakening		Government	Government	U.S.
Japan 2x	Dollar 2x	Dollar 2x		Long Bond 1.2x	Long Bond	Government
Strategy	Strategy	Strategy	Real Estate	Strategy	Strategy	Money Market
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$9,432	$8,540	$9,752	$94	$1,270,878	$27,298	$1,692,905
—	—	—	910,715	—	—	—
—	—	—	—	—	—	—

9,432	8,540	9,752	910,809	1,270,878	27,298	1,692,905

73,291	53,579	67,794	174,059	179,542	183,318	1,506,829
23,234	14,883	18,832	51,194	71,817	50,922	602,734
13,999	10,412	12,221	32,921	66,905	24,379	480,083
9,294	5,953	7,532	20,477	35,908	20,369	287,178
—	—	—	—	—	105,620	—
1,211	925	1,047	2,630	5,885	2,265	44,278
23,234	14,883	18,832	51,194	89,771	50,922	753,415
2,527	1,653	2,051	5,742	11,015	5,665	81,747
739	(703)	(443)	(2,654)	(9,493)	7,880	66,709

147,529	101,585	127,866	335,563	451,350	451,340	3,822,973

—	—	—	—	—	—	(240,380)
—	—	—	—	—	—	(699,535)
—	—	—	—	—	—	(1,251,308)

—	—	—	—	—	—	(2,191,223)

—	—	—	—	451,350	451,340	(1,631,750)

(138,097)	(93,045)	(118,114)	575,246	819,528	(424,042)	61,155

—	—	—	(3,131,780)	(5,493,288)	232,656	7,951
—	(1,046,763)	(75,160)	—	—	—	—
2,016,139	(962,573)	1,040,647	—	489,336	2,529,421	—
—	—	—	—	—	—	—

2,016,139	(2,009,336)	965,487	(3,131,780)	(5,003,952)	2,762,077	7,951

—	—	—	8,199,313	(7,934,323)	832,665	—
—	181,738	47,105	—	—	—	—
(810,156)	590,562	(806,123)	—	(4,106,569)	102,192	—
—	—	—	—	—	—	—

(810,156)	772,300	(759,018)	8,199,313	(12,040,892)	934,857	—

1,205,983	(1,237,036)	206,469	5,067,533	(17,044,844)	3,696,934	7,951

$1,067,886	$(1,330,081)	$88,355	$5,642,779	$(16,225,316)	$3,272,892	$69,106

$—	$—	$—	$4,609	$—	$—	$—
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	141

STATEMENTS OF CHANGES IN NET ASSETS

			Inverse S&P 500
	Nova Fund		Strategy Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31	December 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$74,019	$410,874	$(632,570)	$(73,398)
Net Realized Gain (Loss) on Investments	1,878,800	(28,900,452)	(13,191,598)	23,820,454
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,132,363	(9,253,855)	(323,930)	(212,756)

Net Increase (Decrease) in Net Assets from Operations	13,085,182	(37,743,433)	(14,148,098)	23,534,300

Distributions to Shareholders from:
Net Investment Income	(406,451)	(223,114)	—	(172,209)

Total Distributions to Shareholders	(406,451)	(223,114)	—	(172,209)

Share Transactions
Proceeds from Shares Purchased	134,124,276	189,555,477	547,161,771	1,047,740,031
Value of Shares Purchased through Dividend Reinvestment	406,451	223,114	—	172,209
Cost of Shares Redeemed	(131,735,686)	(198,916,487)	(533,926,936)	(1,069,928,756)

Net Increase (Decrease) in Net Assets From Share Transactions	2,795,041	(9,137,896)	13,234,835	(22,016,516)

Capital Contribution from Advisor	—	—	—	950,611

Net Increase (Decrease) in Net Assets	15,473,772	(47,104,443)	(913,263)	2,296,186
Net Assets—Beginning of Period	35,086,883	82,191,326	23,877,495	21,581,309

Net Assets—End of Period	$50,560,655	$35,086,883	$22,964,232	$23,877,495

Undistributed Net Investment Income (Loss)—End of Period	$74,019	$410,874	$—	$—

142	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

		Inverse NASDAQ-100®		S&P 500		NASDAQ-100®
NASDAQ-100®Fund		Strategy Fund		2x Strategy Fund		2x Strategy Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$(458,798)	$(342,309)	$(258,433)	$16,229	$(62,724)	$158,278	$(326,556)	$(188,405)
1,134,163	(10,909,643)	(9,235,533)	8,517,408	2,919,243	(30,556,220)	10,340,720	(33,477,320)
19,841,687	(17,937,578)	(546,880)	(105,566)	2,173,257	(1,174,945)	9,318,556	(7,713,199)

20,517,052	(29,189,530)	(10,040,846)	8,428,071	5,029,776	(31,572,887)	19,332,720	(41,378,924)

—	(77,200)	(16,229)	(66,793)	(155,985)	—	—	(42,494)

—	(77,200)	(16,229)	(66,793)	(155,985)	—	—	(42,494)

202,045,190	235,783,846	380,006,882	350,204,615	637,340,527	359,293,713	321,577,003	379,346,745
—	77,200	16,229	66,793	155,985	—	—	42,494
(198,006,463)	(256,100,482)	(367,784,743)	(360,145,407)	(640,011,548)	(337,636,561)	(328,145,035)	(379,689,311)

4,038,727	(20,239,436)	12,238,368	(9,873,999)	(2,515,036)	21,657,152	(6,568,032)	(300,072)

—	—	—	—	—	—	—	—

24,555,779	(49,506,166)	2,181,293	(1,512,721)	2,358,755	(9,915,735)	12,764,688	(41,721,490)
32,986,330	82,492,496	12,127,366	13,640,087	26,513,187	36,428,922	23,347,492	65,068,982

$57,542,109	$32,986,330	$14,308,659	$12,127,366	$28,871,942	$26,513,187	$36,112,180	$23,347,492

$—	$—	$—	$16,229	$—	$158,278	$—	$—

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	143

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Mid-Cap		Inverse Mid-Cap
	1.5x Strategy Fund		Strategy Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS
Net Investment Income (Loss)	$(56,342)	$13,700	$(62,322)	$6,614
Net Realized Gain (Loss) on Investments	(1,014,622)	(8,844,290)	(1,694,084)	612,047
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,868,270	(1,351,147)	40,216	(243,768)

Net Increase (Decrease) in Net Assets from Operations	1,797,306	(10,181,737)	(1,716,190)	374,893

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	(7,999)	—	—	(30,085)

Total Distributions to Shareholders	(7,999)	—	—	(30,085)

SHARE TRANSACTIONS
Proceeds from Shares Purchased	69,736,981	102,921,383	42,842,573	60,317,135
Value of Shares Purchased through Dividend Reinvestment	7,999	—	—	30,085
Cost of Shares Redeemed	(70,308,441)	(107,482,610)	(41,261,796)	(58,908,702)

Net Increase (Decrease) in Net Assets From Share Transactions	(563,461)	(4,561,227)	1,580,777	1,438,518

Net Increase (Decrease) in Net Assets	1,225,846	(14,742,964)	(135,413)	1,783,326
NET ASSETS—BEGINNING OF PERIOD	13,150,354	27,893,318	4,812,542	3,029,216

NET ASSETS—END OF PERIOD	$14,376,200	$13,150,354	$4,677,129	$4,812,542

Undistributed Net Investment Income (Loss)—End of Period	$—	$13,700	$—	$—

144	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Russell 2000®		Russell 2000®		Inverse Russell 2000®		Dow 2x
2x Strategy Fund		1.5x Strategy Fund		Strategy Fund		Strategy Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$(30,024)	$2,245	$(97,982)	$7,455	$(157,459)	$24,887	$74,125	$259,851
(559,709)	(4,069,001)	717,711	(10,189,988)	(5,913,731)	1,985,466	(4,695,907)	(20,232,026)

465,754	39,813	1,048,557	(57,299)	100,832	(258,727)	2,859,385	(4,158,392)

(123,979)	(4,026,943)	1,668,286	(10,239,832)	(5,970,358)	1,751,626	(1,762,397)	(24,130,567)

(317)	(54,736)	—	(24,991)	—	(77,668)	—	(405,000)

(317)	(54,736)	—	(24,991)	—	(77,668)	—	(405,000)

85,843,610	66,696,125	221,255,826	228,443,245	263,134,201	245,228,300	117,150,942	216,705,153
317	54,736	—	24,991	—	77,668	—	405,000
(85,489,820)	(65,452,310)	(226,315,344)	(226,104,575)	(253,508,341)	(250,736,749)	(131,877,098)	(201,051,518)

354,107	1,298,551	(5,059,518)	2,363,661	9,625,860	(5,430,781)	(14,726,156)	16,058,635

229,811	(2,783,128)	(3,391,232)	(7,901,162)	3,655,502	(3,756,823)	(16,488,553)	(8,476,932)
3,421,476	6,204,604	13,978,327	21,879,489	7,777,844	11,534,667	36,347,864	44,824,796

$3,651,287	$3,421,476	$10,587,095	$13,978,327	$11,433,346	$7,777,844	$19,859,311	$36,347,864

$(454)	$2,386	$(2,724)	$7,619	$—	$—	$74,124	$—

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	145

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Inverse Dow 2x		S&P 500
	Strategy Fund		Pure Growth Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS
Net Investment Income (Loss)	$(369,493)	$(6,737)	$(109,065)	$(93,835)
Net Realized Gain (Loss) on Investments	(16,221,092)	10,429,174	3,936,220	(9,182,357)
Net Change in Unrealized Appreciation (Depreciation) on Investments	377,962	(766,102)	4,451,465	(2,461,497)

Net Increase (Decrease) in Net Assets from Operations	(16,212,623)	9,656,335	8,278,620	(11,737,689)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	—	(65,614)	—	—
Net Realized Gain on Investments	—	(4,005,690)	—	—

Total Distributions to Shareholders	—	(4,071,304)	—	—

SHARE TRANSACTIONS
Proceeds from Shares Purchased	551,385,484	387,121,913	111,506,565	96,181,370
Value of Shares Purchased through Dividend Reinvestment	—	4,071,304	—	—
Cost of Shares Redeemed	(528,855,256)	(396,959,455)	(98,511,301)	(107,512,062)

Net Increase (Decrease) in Net Assets From Share Transactions	22,530,228	(5,766,238)	12,995,264	(11,330,692)

Net Increase (Decrease) in Net Assets	6,317,605	(181,207)	21,273,884	(23,068,381)
NET ASSETS—BEGINNING OF PERIOD	11,703,403	11,884,610	13,206,765	36,275,146

NET ASSETS—END OF PERIOD	$18,021,008	$11,703,403	$34,480,649	$13,206,765

Undistributed Net Investment Income (Loss)—End of Period	$—	$—	$—	$—

146	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

S&P 500		S&P MidCap 400		S&P MidCap 400		S&P SmallCap 600
Pure Value Fund		Pure Growth Fund		Pure Value Fund		Pure Growth Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$184,518	$438,407	$(267,975)	$(207,818)	$141,796	$266,722	$(156,884)	$(5,119)
2,815,545	(11,659,693)	4,202,297	(6,088,855)	2,805,164	(7,541,970)	1,103,692	(6,099,762)
2,503,349	4,873	7,659,593	(3,409,958)	3,258,696	(785,062)	1,459,565	(281,627)

5,503,412	(11,216,413)	11,593,915	(9,706,631)	6,205,656	(8,060,310)	2,406,373	(6,386,508)

(438,407)	(173,272)	—	—	(254,108)	—	—	—
—	(2,551,427)	—	—	—	(1,633,526)	—	—

(438,407)	(2,724,699)	—	—	(254,108)	(1,633,526)	—	—

71,165,035	79,752,005	69,247,787	93,243,235	59,187,577	37,059,547	94,056,239	80,629,274
438,407	2,724,699	—	—	254,108	1,633,526	—	—
(58,296,047)	(83,856,157)	(47,618,481)	(97,781,591)	(43,481,930)	(37,401,992)	(96,624,009)	(72,953,255)

13,307,395	(1,379,453)	21,629,306	(4,538,356)	15,959,755	1,291,081	(2,567,770)	7,676,019

18,372,400	(15,320,565)	33,223,221	(14,244,987)	21,911,303	(8,402,755)	(161,397)	1,289,511
9,478,719	24,799,284	11,694,721	25,939,708	7,595,037	15,997,792	13,717,475	12,427,964

$27,851,119	$9,478,719	$44,917,942	$11,694,721	$29,506,340	$7,595,037	$13,556,078	$13,717,475

$184,518	$438,407	$—	$—	$141,796	$266,722	$—	$—

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	147

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	S&P SmallCap 600		Europe
	Pure Value Fund		1.25x Strategy Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$(72,023)	$198,801	$136,383	$714,958
Net Realized Gain (Loss) on Investments	6,577,669	(10,574,577)	1,630,865	(16,143,193)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,753,036	(66,716)	2,263,618	(5,799,986)

Net Increase (Decrease) in Net Assets from Operations	8,258,682	(10,442,492)	4,030,866	(21,228,221)

Distributions to Shareholders From:
Net Investment Income	(195,475)	(117,535)	(517,215)	(154,314)
Net Realized Gain on Investments	—	—	—	(496,316)

Total Distributions to Shareholders	(195,475)	(117,535)	(517,215)	(650,630)

Share Transactions
Proceeds from Shares Purchased	82,652,502	61,739,467	87,899,479	79,201,238
Value of Shares Purchased through Dividend Reinvestment	195,475	117,535	517,215	650,630
Cost of Shares Redeemed	(87,659,469)	(50,696,367)	(82,107,657)	(128,270,198)

Net Increase (Decrease) in Net Assets From Share Transactions	(4,811,492)	11,160,635	6,309,037	(48,418,330)

Net Increase (Decrease) in Net Assets	3,251,715	600,608	9,822,688	(70,297,181)
Net Assets—Beginning of Period	10,310,258	9,709,650	12,535,478	82,832,659

Net Assets—End of Period	$13,561,973	$10,310,258	$22,358,166	$12,535,478

Undistributed Net Investment Income (Loss)—End of Period	$—	$198,801	$169,255	$517,214

148	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Japan		Strengthening Dollar		Weakening Dollar		Real Estate
2x Strategy Fund		2x Strategy Fund		2x Strategy Fund		Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$(138,097)	$31,969	$(93,045)	$(30,887)	$(118,114)	$31,122	$575,246	$761,295
2,016,139	(6,666,124)	(2,009,336)	1,551,763	965,487	(2,614,899)	(3,131,780)	(13,156,711)

(810,156)	1,520,735	772,300	(666,753)	(759,018)	782,280	8,199,313	(4,120,215)

1,067,886	(5,113,420)	(1,330,081)	854,123	88,355	(1,801,497)	5,642,779	(16,515,631)

(31,969)	(76,368)	—	—	(2,390)	—	(674,166)	(158,229)
—	—	(2,363,329)	—	—	—	—	(1,593,470)

(31,969)	(76,368)	(2,363,329)	—	(2,390)	—	(674,166)	(1,751,699)

69,313,593	82,969,661	101,503,797	72,985,664	59,861,148	83,354,318	111,717,937	91,378,382
31,969	76,368	2,363,329	—	2,390	—	674,166	1,751,699
(75,075,537)	(80,320,566)	(99,671,863)	(70,821,866)	(66,006,661)	(84,166,541)	(98,925,973)	(91,182,051)

(5,729,975)	2,725,463	4,195,263	2,163,798	(6,143,123)	(812,223)	13,466,130	1,948,030

(4,694,058)	(2,464,325)	501,853	3,017,921	(6,057,158)	(2,613,720)	18,434,743	(16,319,300)
13,103,896	15,568,221	7,023,576	4,005,655	10,965,119	13,578,839	15,437,284	31,756,584

$8,409,838	$13,103,896	$7,525,429	$7,023,576	$4,907,961	$10,965,119	$33,872,027	$15,437,284

$—	$31,969	$—	$—	$—	$2,388	$575,245	$761,295

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	149

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Government Long Bond		Inverse Government
	1.25x Strategy Fund		Long Bond Strategy Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$819,528	$1,614,871	$(424,042)	$(181,920)
Net Realized Gain (Loss) on Investments	(5,003,952)	15,787,577	2,762,077	(4,483,885)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(12,040,892)	9,919,553	934,857	211,755

Net Increase (Decrease) in Net Assets from Operations	(16,225,316)	27,322,001	3,272,892	(4,454,050)

Distributions To Shareholders From:
Net Investment Income	(812,130)	(1,614,871)	—	(57,414)
Net Realized Gain on Investments	(14,815,101)	—	—	—

Total Distributions to Shareholders	(15,627,231)	(1,614,871)	—	(57,414)

Share Transactions
Proceeds from Shares Purchased	381,138,369	474,352,681	325,040,627	319,401,142
Value of Shares Purchased through Dividend Reinvestment	15,627,099	1,614,871	—	57,414
Cost of Shares Redeemed	(404,415,440)	(490,330,030)	(310,998,588)	(321,933,649)

Net Increase (Decrease) in Net Assets From Share Transactions	(7,649,972)	(14,362,478)	14,042,039	(2,475,093)

Net Increase (Decrease) in Net Assets	(39,502,519)	11,344,652	17,314,931	(6,986,557)
Net Assets—Beginning of Period	63,594,209	52,249,557	10,624,895	17,611,452

Net Assets—End of Period	$24,091,690	$63,594,209	$27,939,826	$10,624,895

Undistributed Net Investment Income (Loss)—End of Period	$7,398	$—	$—	$—

150	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

U.S. Government
Money Market Fund
Year	Year
Ended	Ended
December 31,	December 31,
2009	2008

$61,155	$3,944,200
7,951	77,579

—	—

69,106	4,021,779

(61,159)	(3,944,200)
(76,221)	—

(137,380)	(3,944,200)

1,108,889,448	1,084,838,242

137,380	3,944,200
(1,238,453,140)	(1,005,259,657)

(129,426,312)	83,522,785

(129,494,586)	83,600,364
360,945,901	277,345,537

$231,451,315	$360,945,901

$7,493	$7,497

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	151

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions			NET ASSET			Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		Other	VALUE,	Total		Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	Capital	END OF	Investment	Total	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	Items	PERIOD	Return††	Expenses	(Loss)	Rate	omitted)

Nova Fund
December 31, 2009†††	$45.50	$.09	$16.06	$16.15	$(.49)	$—	$(.49)	—	$61.16	35.51%	1.55%	0.19%	84%	$50,561
December 31, 2008†††	100.60	.60	(55.40)	(54.80)	(.30)	—	(.30)	—	45.50	(54.47)%	1.52%	0.75%	182%	35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)	—	(1.50)	—	100.60	1.13%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)	—	(1.20)	—	100.90	19.27%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)	—	(.30)	—	85.60	3.97%	1.53%	0.60%	381%	132,018
Inverse S&P 500 Strategy Fund
December 31, 2009	58.44	(.84)	(15.26)	(16.10)	—	—	—	—	42.34	(27.55)%	1.72%	(1.57)%	—	22,964
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49▲	58.44	39.25%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—	42.21	0.83%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—	43.90	(7.50)%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—	51.50	(0.77)%	1.70%	1.46%	—	32,505
NASDAQ-100® Fund
December 31, 2009	10.50	(.12)	5.58	5.46	—	—	—	—	15.96	52.00%	1.59%	(0.94)%	59%	57,542
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)	—	(.02)	—	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)	—	(.01)	—	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—	—	—	—	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—	—	—	—	14.55	1.11%	1.50%	(0.68)%	294%	102,487
Inverse NASDAQ-100® Strategy Fund
December 31, 2009	25.05	(.31)	(9.72)	(10.03)	(.02)	—	(.02)	—	15.00	(40.05)%	1.75%	(1.61)%	—	14,309
December 31, 2008	16.99	.02	8.13	8.15	(.09)	—	(.09)	—	25.05	47.96%	1.70%	0.08%	—	12,127
December 31, 2007	19.79	.64	(2.87)	(2.23)	(.57)	—	(.57)	—	16.99	(11.28)%	1.68%	3.40%	—	13,640
December 31, 2006	21.51	.74	(1.07)	(.33)	(1.39)	—	(1.39)	—	19.79	(1.40)%	1.64%	3.35%	—	23,929
December 31, 2005	21.24	.33	(.06)	.27	—	—	—	—	21.51	1.27%	1.63%	1.49%	—	19,648
S&P 500 2x Strategy Fund
December 31, 2009†††	61.59	(.19)	28.76	28.57	(.51)	—	(.51)	—	89.65	46.40%	1.71%	(0.30)%	204%	28,872
December 31, 2008†††	192.40	.70	(131.50)	(130.80)	—	—	—	—	61.59	(67.98)%	1.67%	0.56%	305%	26,513
December 31, 2007†††	217.10	2.60	(.80)	1.80	(2.30)	(24.20)	26.50	—	192.40	0.61%	1.62%	1.12%	104%	36,429
December 31, 2006†††	183.70	2.30	41.20	43.50	(2.00)	(8.10)	(10.10)	—	217.10	23.70%	1.64%	1.13%	168%	37,663
December 31, 2005†††	198.30	1.00	5.30	6.30	(.20)	(20.70)	(20.90)	—	183.70	3.38%	1.65%	0.55%	585%	25,397
NASDAQ-100® 2x Strategy Fund
December 31, 2009	8.20	(.14)	9.80	9.66	—	—	—	—	17.86	117.80%	1.75%	(1.19)%	80%	36,112
December 31, 2008	29.98	(.10)	(21.66)	(21.76)	(.02)	—	(.02)	—	8.20	(72.60)%	1.72%	(0.53)%	175%	23,347
December 31, 2007	23.46	.13	6.49	6.62	(.10)	—	(.10)	—	29.98	28.20%	1.66%	0.45%	203%	65,069
December 31, 2006	22.39	.03	1.06	1.09	(.02)	—	(.02)	—	23.46	4.86%	1.65%	0.14%	250%	29,673
December 31, 2005	23.09	(.09)	(.61)	(.70)	—	—	—	—	22.39	(3.03)%	1.65%	(0.42)%	343%	44,313
Mid-Cap 1.5x Strategy Fund
December 31, 2009	9.81	(.07)	5.22	5.15	(.01)	—	(.01)	—	14.95	52.40%	1.71%	(0.58)%	61%	14,376
December 31, 2008	21.72	.01	(11.92)	(11.91)	—	—	—	—	9.81	(54.83)%	1.66%	0.07%	163%	13,150
December 31, 2007	24.20	.28	.65	.93	(.40)	(3.01)	(3.41)	—	21.72	3.60%	1.64%	1.05%	368%	27,893
December 31, 2006	30.15	.11	3.23	3.34	(.13)	(9.16)	(9.29)	—	24.20	10.46%	1.64%	0.34%	478%	38,986
December 31, 2005	26.50	(.02)	3.75	3.73	—	(.08)	(.08)	—	30.15	14.07%	1.65%	(0.05)%	573%	51,197
152	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET			Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total		Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses	(Loss)	Rate	omitted)

Inverse Mid-Cap Strategy Fund
December 31, 2009	$46.80	$(.61)	$(15.90)	$(16.51)	$—	$—	$—	$30.29	(35.28)%	1.71%	(1.58)%	—	$4,677
December 31, 2008	35.03	.05	12.04	12.09	(.32)	—	(.32)	46.80	34.42%	1.67%	0.12%	—	4,813
December 31, 2007	36.96	1.06	(1.81)	(.75)	(1.18)	—	(1.18)	35.03	(1.98)%	1.67%	3.04%	—	3,029
December 31, 2006	39.15	1.32	(2.83)	(1.51)	(.68)	—	(.68)	36.96	(3.83)%	1.65%	3.49%	—	5,959
December 31, 2005	44.03	.70	(4.31)	(3.61)	(1.27)	—	(1.27)	39.15	(8.16)%	1.64%	1.65%	—	2,846
Russell 2000® 2x Strategy Fund
December 31, 2009†††	73.67	(.67)	27.08	26.41	(.01)	—	(.01)	100.07	35.85%	1.75%	(0.97)%	493%	3,651
December 31, 2008†††	224.30	.10	(148.93)	(148.83)	(1.80)	—	(1.80)	73.67	(66.18)%	1.68%	0.06%	347%	3,421
December 31, 2007†††	259.70	2.50	(35.20)	(32.70)	(.10)	(2.60)	(2.70)	224.30	(12.59)%	1.64%	0.95%	174%	6,205
December 31, 2006†††*	250.00	.50	9.60	10.10	(.40)	—	(.40)	259.70	4.06%	1.64% **	1.02% **	60%	4,584
Russell 2000® 1.5x Strategy Fund
December 31, 2009	16.57	(.14)	5.65	5.51	—	—	—	22.08	33.31%	1.74%	(0.83)%	376%	10,587
December 31, 2008	34.20	.01	(17.58)	(17.57)	(.06)	—	(.06)	16.57	(51.36)%	1.68%	0.05%	490%	13,978
December 31, 2007	41.14	.49	(3.26)	(2.77)	(.96)	(3.21)	(4.17)	34.20	(6.74)%	1.66%	1.16%	354%	21,879
December 31, 2006	34.14	.19	6.93	7.12	(.12)	—	(.12)	41.14	20.85%	1.64%	0.49%	380%	73,112
December 31, 2005	33.65	.01	1.31	1.32	(.83)	—	(.83)	34.14	3.91%	1.63%	0.04%	404%	38,589
Inverse Russell 2000® Strategy Fund
December 31, 2009	42.70	(.56)	(13.47)	(14.03)	—	—	—	28.67	(32.86)%	1.73%	(1.60)%	—	11,433
December 31, 2008	34.66	.08	8.54	8.62	(.58)	—	(.58)	42.70	24.69%	1.69%	0.22%	—	7,778
December 31, 2007	34.61	1.10	.76	1.86	(1.81)	—	(1.81)	34.66	5.37%	1.67%	3.19%	—	11,535
December 31, 2006	40.60	1.30	(6.16)	(4.86)	(1.13)	—	(1.13)	34.61	(11.95)%	1.64%	3.48%	—	12,237
December 31, 2005	42.83	.65	(1.98)	(1.33)	(.90)	—	(.90)	40.60	(3.07)%	1.63%	1.49%	—	11,850
Dow 2x Strategy Fund
December 31, 2009†††	48.25	.22	17.57	17.79	—	—	—	66.04	36.90%	1.75%	0.48%	80%	19,859
December 31, 2008†††	128.50	.75	(80.11)	(79.36)	(.90)	—	(.90)	48.25	(61.71)%	1.68%	0.90%	78%	36,348
December 31, 2007†††	134.45	1.80	9.65	11.45	(1.50)	(15.90)	(17.40)	128.50	8.15%	1.63%	1.22%	105%	44,825
December 31, 2006†††	115.50	2.00	32.90	34.90	(.75)	(15.20)	(15.95)	134.45	30.54%	1.65%	1.52%	224%	45,365
December 31, 2005†††	129.45	1.20	(6.25)	(5.05)	(.85)	(8.05)	(8.90)	115.50	(3.81)%	1.67%	1.03%	666%	12,920
Inverse Dow 2x Strategy Fund
December 31, 2009	35.61	(.47)	(15.43)	(15.90)	—	—	—	19.71	(44.65)%	1.74%	(1.61)%	—	18,021
December 31, 2008	28.79	(.01)	18.12	18.11	(.18)	(11.11)	(11.29)	35.61	60.84%	1.69%	(0.03)%	—	11,703
December 31, 2007	33.34	1.02	(4.06)	(3.04)	(1.51)	—	(1.51)	28.79	(8.99)%	1.66%	3.36%	—	11,885
December 31, 2006	43.20	1.35	(10.75)	(9.40)	(.46)	—	(.46)	33.34	(21.77)%	1.64%	3.61%	—	17,053
December 31, 2005	43.22	.74	(.06)	.68	(.70)	—	(.70)	43.20	1.63%	1.65%	1.67%	—	7,257
S&P 500 Pure Growth Fund
December 31, 2009	16.47	(.10)	7.88	7.78	—	—	—	24.25	47.24%	1.55%	(0.53)%	497%	34,481
December 31, 2008	27.36	(.09)	(10.80)	(10.89)	—	—	—	16.47	(39.80)%	1.51%	(0.40)%	360%	13,207
December 31, 2007	26.68	(.16)	1.46	1.30	—	(.62)	(.62)	27.36	4.87%	1.48%	(0.57)%	521%	36,275
December 31, 2006	25.69	(.17)	1.56	1.39	—	(.40)	(.40)	26.68	5.40%	1.49%	(0.66)%	612%	23,568
December 31, 2005	25.75	(.01)	.47	.46	(.02)	(.50)	(.52)	25.69	1.77%	1.52%	(0.03)%	1,111%	22,538
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	153

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

											RATIOS TO
											AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions			NET ASSET			Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		Payments	VALUE,	Total		Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	By	END OF	Investment	Total	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	Affiliates	PERIOD	Return††	Expenses	(Loss)	Rate	omitted)

S&P 500 Pure Value Fund
December 31, 2009†††	$45.81	$.65	$22.78	$23.43	$(1.08)	$—	$(1.08)	—	$68.16	51.22%	1.54%	1.18%	421%	$27,851
December 31, 2008†††	126.85	2.35	(65.04)	(62.69)	(1.15)	(17.20)	(18.35)	—	45.81	(48.65)%	1.51%	2.42%	389%	9,479
December 31, 2007†††	158.90	2.10	(10.15)	(8.05)	(2.85)	(21.15)	24.00	—	126.85	(5.37)%	1.49%	1.28%	307%	24,799
December 31, 2006†††	139.50	1.95	22.65	24.60	(1.25)	(3.95)	(5.20)	—	158.90	17.66%	1.50%	1.29%	401%	83,323
December 31, 2005†††	138.40	1.05	4.75	5.80	(.75)	(3.95)	(4.70)	—	139.50	4.19%	1.50%	0.77%	493%	24,547

S&P MidCap 400 Pure Growth Fund
December 31, 2009	18.85	(.25)	10.96	10.71	—	—	—	—	29.56	56.82%	1.55%	(1.01)%	244%	44,918
December 31, 2008	29.51	(.24)	(10.42)	(10.66)	—	—	—	—	18.85	(36.12)%	1.51%	(0.89)%	381%	11,695
December 31, 2007	29.33	(.19)	2.69	2.50	—	(2.32)	(2.32)	—	29.51	8.42%	1.48%	(0.61)%	591%	25,940
December 31, 2006	30.24	(.28)	1.26	.98	—	(1.89)	(1.89)	—	29.33	3.13%	1.47%	(0.90)%	462%	15,440
December 31, 2005	27.13	(.20)	3.31	3.11	—	—	—	—	30.24	11.46%	1.52%	(0.70)%	1,178%	53,035

S&P MidCap 400 Pure Value Fund
December 31, 2009†††	43.46	.50	23.46	23.96	(.59)	—	(.59)	—	66.83	55.22%	1.54%	0.90%	321%	29,506
December 31, 2008†††	104.20	1.75	(47.84)	(46.09)	—	(14.65)	(14.65)	—	43.46	(43.63)%	1.51%	2.06%	255%	7,595
December 31, 2007†††	111.90	1.05	(6.45)	(5.40)	(2.20)	(.10)	(2.30)	—	104.20	(4.85)%	1.49%	0.87%	358%	15,998
December 31, 2006†††	96.35	1.40	15.05	16.45	(.90)	—	(.90)	—	111.90	17.08%	1.49%	1.37%	307%	28,254
December 31, 2005†††	135.40	.35	11.40	11.75	(1.00)	(49.80)	(50.80)	—	96.35	8.32%	1.48%	0.26%	1,133%	14,232

S&P SmallCap 600 Pure Growth Fund
December 31, 2009	17.78	(.23)	6.27	6.04	—	—	—	—	23.82	33.97%	1.56%	(1.13)%	633%	13,556
December 31, 2008	27.07	(.01)	(9.28)	(9.29)	—	—	—	—	17.78	(34.32)%	1.52%	(0.04)%	465%	13,717
December 31, 2007	29.92	(.28)	.30	.02	—	(2.87)	(2.87)	—	27.07	(0.11)%	1.49%	(0.90)%	573%	12,428
December 31, 2006	28.64	(.31)	2.54	2.23	—	(.95)	(.95)	—	29.92	7.73%	1.49%	(1.01)%	769%	23,300
December 31, 2005	28.55	(.21)	2.00	1.79	—	(1.70)	(1.70)	—	28.64	6.20%	1.50%	(0.72)%	737%	24,308

S&P SmallCap 600 Pure Value Fund
December 31, 2009†††	50.83	(.26)	31.93	31.67	(.98)	—	(.98)	—	81.52	62.33%	1.55%	(0.37)%	380%	13,562
December 31, 2008†††	91.10	1.20	(40.87)	(39.67)	(.60)	—	(.60)	—	50.83	(43.50)%	1.52%	1.60%	391%	10,310
December 31, 2007†††	143.00	.95	(29.85)	(28.90)	(.30)	(22.70)	(23.00)	—	91.10	(20.36)%	1.49%	0.66%	241%	9,710
December 31, 2006†††	128.35	.90	23.70	24.60	(.85)	(9.10)	(9.95)	—	143.00	19.21%	1.49%	0.64%	433%	34,124
December 31, 2005†††	144.20	(.25)	5.65	5.40	—	(21.25)	(21.25)	—	128.35	3.64%	1.47%	(0.16)%	825%	19,035

Europe 1.25x Strategy Fund
December 31, 2009	12.65	.13	4.31	4.44	(.36)	—	(.36)	—	16.73	35.01%	1.71%	0.90%	321%	22,358
December 31, 2008	29.95	.55	(17.04)	(16.49)	(.19)	(.62)	(.81)	—	12.65	(54.86)%	1.67%	2.33%	111%	12,535
December 31, 2007	29.60	.70	3.26	3.96	(.71)	(2.90)	(3.61)	—	29.95	13.06%	1.63%	2.18%	220%	82,833
December 31, 2006	23.84	.70	6.31	7.01	(.48)	(.77)	(1.25)	—	29.60	29.51%	1.65%	2.55%	219%	89,490
December 31, 2005	22.62	.21	1.23	1.44	(.09)	(.13)	(.22)	—	23.84	6.36%	1.63%	0.94%	399%	25,954

Japan 2x Strategy Fund
December 31, 2009	15.08	(.23)	3.79	3.56	(.07)	—	(.07)	—	18.57	23.68%	1.60%	(1.49)%	—	8,410
December 31, 2008	22.73	.05	(7.86)	(7.81)	(.13)	—	(.13)	.29 ■	15.08	(32.97)%	1.65%	0.25%	—	13,104
December 31, 2007	27.13	.88	(3.83)	(2.95)	(1.45)	—	(1.45)	—	22.73	(11.23)%	1.64%	3.32%	—	15,568
December 31, 2006	33.42	1.02	.50	1.52	(1.29)	(6.52)	(7.81)	—	27.13	5.14%	1.63%	2.99%	—	30,510
December 31, 2005	27.77	.48	5.17	5.65	—	—	—	—	33.42	20.35%	1.70%	1.72%	—	55,219
154	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		(Loss)	Rate	omitted)

Strengthening Dollar 2x Strategy Fund
December 31, 2009	$21.25	$(.27)	$(3.82)	$(4.09)	$—	$(10.28)	$(10.28)	$6.88	(15.84)%	1.72%		(1.57)%	—	$7,525
December 31, 2008	20.13	(.08)	1.20	1.12	—	—	—	21.25	5.56%	1.69%		(0.41)%	—	7,024
December 31, 2007	22.59	.70	(3.16)	(2.46)	—	—	—	20.13	(10.89)%	1.61%		3.26%	—	4,006
December 31, 2006	25.62	.79	(3.51)	(2.72)	(.31)	—	(.31)	22.59	(10.63)%	1.65%		3.33%	—	3,067
December 31, 2005*	25.00	.14	.65	.79	(.17)	—	(.17)	25.62	3.16%	1.78%	**	2.11% **	—	1,250

Weakening Dollar 2x Strategy Fund
December 31, 2009	25.10	(.40)	2.06	1.66	(.01)	—	(.01)	26.75	6.61%	1.71%		(1.58)%	—	4,908
December 31, 2008	28.60	.07	(3.57)	(3.50)	—	—	—	25.10	(12.24)%	1.68%		0.23%	—	10,965
December 31, 2007	27.51	.89	4.15	5.04	(3.95)	—	(3.95)	28.60	18.12%	1.64%		3.02%	—	13,579
December 31, 2006	24.31	.93	3.14	4.07	(.86)	(.01)	(.87)	27.51	16.72%	1.65%		3.46%	—	11,155
December 31, 2005*	25.00	.15	(.78)	(.63)	(.06)	—	(.06)	24.31	(2.53)%	1.76%	**	2.28% **	—	2,954

Real Estate Fund
December 31, 2009	17.51	.50	3.90	4.40	(.47)	—	(.47)	21.44	25.27%	1.65%		2.83%	450%	33,872
December 31, 2008	34.35	.79	(15.47)	(14.68)	(.20)	(1.96)	(2.16)	17.51	(41.64)%	1.62%		2.61%	288%	15,437
December 31, 2007	50.25	.63	(10.02)	(9.39)	(1.09)	(5.42)	(6.51)	34.35	(19.12)%	1.60%		1.28%	226%	31,757
December 31, 2006	40.30	.72	11.68	12.40	(.83)	(1.62)	(2.45)	50.25	30.72%	1.60%		1.54%	532%	83,181
December 31, 2005	38.02	.71	2.01	2.72	(.44)	—	(.44)	40.30	7.15%	1.59%		1.84%	774%	29,074
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	155

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease)
	NET ASSET	Net	and	in Net Asset	Distributions	Distributions		NET ASSET						Net		Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net	from Net		VALUE,	Total					Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment	Realized	Total	END OF	Investment	Total	Net	Operating		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses	Expenses	Expenses		(Loss)	Rate	omitted)

Government Long Bond 1.2x Strategy Fund
December 31, 2009	$17.24	$.28	$(5.33)	$(5.05)	$(.28)	$(5.32)	$(5.60)	$6.59	(31.54)%	1.26%	1.26%	1.26%		2.29%	1,694%	$24,092
December 31, 2008	12.24	.35	5.00	5.35	(.35)	—	(.35)	17.24	44.87%	1.22%	1.22%	1.22%		2.75%	1,372%	63,594
December 31, 2007	11.56	.41	.68	1.09	(.41)	—	(.41)	12.24	9.77%	1.20%	1.20%	1.20%		3.60%	1,367%	52,250
December 31, 2006	12.38	.42	(.82)	(.40)	(.42)	—	(.42)	11.56	(3.14)%	1.20%	1.20%	1.20%		3.66%	1,339%	50,420
December 31, 2005	11.88	.41	.50	.91	(.41)	—	(.41)	12.38	7.71%	1.18%	1.18%	1.18%		3.30%	1,284%	60,160

Inverse Government Long Bond Strategy Fund
December 31, 2009	13.60	(.33)	2.97	2.64	—	—	—	16.24	19.41%	2.23%	2.23%	1.71%	◊	(2.09)%	—	27,940
December 31, 2008	19.58	(.21)	(5.68)	(5.89)	(.09)	—	(.09)	13.60	(30.21)%	4.12%	4.12%	1.65%	◊	(1.12)%	2,851%	10,625
December 31, 2007	21.55	.70	(1.67)	(.97)	(1.00)	—	(1.00)	19.58	(4.51)%	3.83%	3.83%	1.63%	◊	3.17%	1,123%	17,611
December 31, 2006	20.80	.69	.97	1.66	(.91)	—	(.91)	21.55	8.11%	5.12%	5.12%	1.63%	◊	3.08%	597%	29,246
December 31, 2005	21.95	(.07)	(1.08)	(1.15)	—	—	—	20.80	(5.24)%	5.11%	5.11%	1.63%	◊	(0.33)%	589%	29,671

U.S. Government Money Market Fund
December 31, 2009	1.00	— §	—	— §	(—) §	(— )§	(—) §	1.00	0.06%	1.28%	0.54%	0.54%		0.02%	—	231,451
December 31, 2008	1.00	.01	—	.01	(.01)	—	(.01)	1.00	1.14%	1.22%	1.22%	1.22%		1.09%	—	360,946
December 31, 2007	1.00	.04	—	.04	(.04)	—	(.04)	1.00	3.90%	1.19%	1.19%	1.19%		3.80%	—	277,346
December 31, 2006	1.00	.04	—	.04	(.04)	—	(.04)	1.00	3.82%	1.19%	1.19%	1.19%		3.78%	—	208,148
December 31, 2005	1.00	.02	—	.02	(.02)	—	(.02)	1.00	2.00%	1.17%	1.17%	1.17%		1.96%	—	185,365

*	Since the commencement of operations:

September 30, 2005—Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund; October 27, 2006—Russell 2000® 2x Strategy Fund.

**	Annualized

†	Calculated using the average daily shares outstanding for the period.

††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

†††	Per share amounts for the period:

December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund;

December 31, 2004—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Nova Fund and S&P 500 2x Strategy Fund;

December 31, 2004—April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009—Dow 2x Strategy Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Value Fund, and S&P SmallCap 600 Pure Value Fund;

October 27, 2006—April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009—Russell 2000® 2x Strategy Fund.

◊	Operating Expenses exclude interest expense from securities sold short.

§	Less than $.01 per share.

▲	Excluding the Capital Contribution, the Fund’s total return would have been 38.09%.

■	Excluding the reimbursement, the Fund’s total return would have been (34.25)%.
156	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting

Policies Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2009, the Trust consisted of fifty-seven separate funds. This report covers the Benchmark and the Money Market Funds (the “Funds”), while the other funds are contained in separate reports.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The information contained in these notes may not apply to every Fund in the Trust.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act.
Debt securities in a non 2a-7 money market fund with a maturity greater than 60 days are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a debt security is valued at the reported bid price, at the close of business. Short-term debt securities with a maturity of 60 days or less and repurchase agreements are valued at amortized cost, which approximates market value.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
The value of domestic equity index and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.
The value of foreign equity agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE. In the event that no order is filled at 4:00 p.m., the security dealer provides a fair value quote at which the swap agreement is valued. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	157

NOTES TO FINANCIAL STATEMENTS (continued)

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Net investment income is computed and dividends are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Income dividends in these Funds are accrued daily. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains in all Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and records this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.
E. Upon the purchase of an option by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, that Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, that Fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, that Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a
Fund exercises a call option, the cost of the security purchased by that Fund upon exercise will be increased by the premium originally paid. When a Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, that Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
F. The Trust may enter into stock and bond index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
G. The Trust may enter into domestic equity index and domestic currency index swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities, equity index or domestic currency index, in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities, equity index or domestic currency index. Swap agreements are used to obtain exposure to an equity or market without owning or taking physical custody of securities. The swap agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.
The Trust may enter into credit default swap agreements where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Upfront payments received or made by a Fund, are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or

158	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.
H. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
I. The Trust may enter into forward currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the corresponding unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.
J. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the discount rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
K. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts and index swap agreements.
L. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.   Financial Instruments
As part of its investment strategy, the Trust may utilize short sales and a variety of derivative instruments, including options, futures, options on futures, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
Short sales are transactions in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. A Fund may enter into credit default swaps in

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NOTES TO FINANCIAL STATEMENTS (continued)

which that Fund or its counterparty acts as guarantor. By acting as the guarantor of a swap, that Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.
In conjunction with the use of short sales, options, futures, options on futures, and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3.   Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles require enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivatives instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.
Certain Funds seek to gain exposure to their respective benchmarks by investing in commodity, currency, and financial-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives:

Approximate percentage of Fund’s
Fund	net assets on a daily basis

Nova Fund	70%
Inverse S&P 500 Strategy Fund	100%
NASDAQ-100® Fund	10%
Inverse NASDAQ-100® Strategy Fund	100%
S&P500 2x Strategy Fund	160%
NASDAQ-100® 2x Strategy Fund	125%
Mid-Cap 1.5x Strategy Fund	80%
Inverse Mid-Cap Strategy Fund	100%
Russell 2000® 2x Strategy Fund	145%
Russell 2000® 1.5x Strategy Fund	75%
Inverse Russell 2000® Strategy Fund	100%
Dow 2x Strategy Fund	150%
Inverse Dow 2x Strategy Fund	200%
Europe 1.25x Strategy Fund	125%
Japan 2x Strategy Fund	200%
Strengthening Dollar 2x Strategy Fund	200%
Weakening Dollar 2x Strategy Fund	200%
Government Long Bond 1.2x Strategy Fund	170%
Inverse Government Long Bond Strategy Fund	25%
The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of December 31, 2009:
Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives

Equity contracts	Variation Margin on Futures Contracts	Variation Margin on Futures Contracts
	Unrealized Appreciation on Swap Agreements	Unrealized Depreciation on Swap Agreements
Currency contracts	Unrealized Appreciation on Swap Agreements	Unrealized Depreciation on Swap Agreements
	Variation Margin on Futures Contracts	Variation Margin on Futures Contracts
Interest Rate contracts	Variation Margin on Futures Contracts	Variation Margin on Futures Contracts
160	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s derivative investments not accounted for as hedging investments under SFAS 133, categorized by primary risk exposure as of December 31, 2009:

	Asset Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Futures
	Equity	Equity	Currency	Currency	Interest Rate	Total Value at
Fund	Contracts*	Contracts	Contracts*	Contracts	Contracts*	December 31, 2009

Nova Fund	$46,893	$568,396	$—	$—	$—	$615,289
Inverse S&P 500 Strategy Fund	—	—	—	—	—	—
NASDAQ-100 Fund	39,433	27,564	—	—	—	66,997
Inverse NASDAQ-100 Strategy Fund	3,532	—	—	—	—	3,532
S&P 500 2x Strategy Fund	—	247,882	—	—	—	247,882
NASDAQ-100® 2x Strategy Fund	547,691	1,056,481	—	—	—	1,604,172
Mid-Cap 1.5x Strategy Fund	21,407	481,105	—	—	—	502,512
Inverse Mid-Cap Strategy Fund	279	—	—	—	—	279
Russell 2000® 2x Strategy Fund	34,349	103,814	—	—	—	138,163
Russell 2000® 1.5x Strategy Fund	21,617	122,591	—	—	—	144,208
Inverse Russell 2000® Strategy Fund	—	—	—	—	—	—
Dow 2x Strategy Fund	57,060	144,740	—	—	—	201,800
Inverse Dow 2x Strategy Fund	29,025	89,965	—	—	—	118,990
Europe 1.25x Strategy Fund	556,784	—	—	—	—	556,784
Japan 2x Strategy Fund	578,211	—	—	—	—	578,211
Strengthening Dollar 2x Strategy Fund	—	—	141,600	79,906	—	221,506
Weakening Dollar 2x Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	—
Inverse Government Long Bond Strategy Fund	—	—	—	—	275,782	275,782

	Liability Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Futures
	Equity	Equity	Currency	Currency	Interest Rate	Total Value at
Fund	Contracts*	Contracts	Contracts*	Contracts	Contracts*	December 31, 2009

Nova Fund	$—	$—	$—	$—	$—	$—
Inverse S&P 500 Strategy Fund	34,687	304,298	—	—	—	338,985
NASDAQ-100 Fund	—	—	—	—	—	—
Inverse NASDAQ-100 Strategy Fund	—	474,203	—	—	—	474,203
S&P 500 2x Strategy Fund	36,174	—	—	—	—	36,174
NASDAQ-100® 2x Strategy Fund	—	—	—	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—	—	—	—
Inverse Mid-Cap Strategy Fund	—	140,185	—	—	—	140,185
Russell 2000® 2x Strategy Fund	—	—	—	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—	—	—	—
Inverse Russell 2000® Strategy Fund	40,797	125,888	—	—	—	166,685
Dow 2x Strategy Fund	—	—	—	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—	—	—	—
Europe 1.25x Strategy Fund	—	—	247,218	—	—	247,218
Japan 2x Strategy Fund	—	—	409,090	—	—	409,090
Strengthening Dollar 2x Strategy Fund	—	—	—	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	222,449	3,639	—	226,088
Government Long Bond 1.2x Strategy Fund	—	—	—	—	316,022	316,022
Inverse Government Long Bond Strategy Fund	—	—	—	—	—	—

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations as of December 31, 2009:

Derivative Investment	Location of Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on futures contracts and equity index swaps
Change in net unrealized appreciation (depreciation) on futures contracts and equity index swaps
Currency contracts	Net realized gain (loss) on futures contracts and currency index swaps
Change in net unrealized appreciation (depreciation) on futures contracts and currency index swaps
Interest rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) on futures contracts
The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure as of December 31, 2009:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
	Futures	Swaps	Futures	Swaps	Futures
	Equity	Equity	Currency	Currency	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts*	Total

Nova Fund	$2,082,412	$5,087,914	$—	$—	$—	$7,170,326
Inverse S&P 500 Strategy Fund	(4,380,173)	(8,811,425)	—	—	—	(13,191,598)
NASDAQ-100 Fund	616,153	1,115,672	—	—	—	1,731,825
Inverse NASDAQ-100 Strategy Fund	(2,110,411)	(7,125,122)	—	—	—	(9,235,533)
S&P 500 2x Strategy Fund	745,929	3,724,324	—	—	—	4,470,253
NASDAQ-100® 2x Strategy Fund	5,197,505	5,079,314	—	—	—	10,276,819
Mid-Cap 1.5x Strategy Fund	(266,662)	707,346	—	—	—	440,684
Inverse Mid-Cap Strategy Fund	(368,464)	(1,325,600)	—	—	—	(1,694,064)
Russell 2000® 2x Strategy Fund	38,362	162,646	—	—	—	201,008
Russell 2000® 1.5x Strategy Fund	(41,556)	1,513,868	—	—	—	1,472,312
Inverse Russell 2000® Strategy Fund	(2,664,249)	(3,249,482)	—	—	—	(5,913,731)
Dow 2x Strategy Fund	(2,398,558)	1,805,810	—	—	—	(592,748)
Inverse Dow 2x Strategy Fund	(3,151,549)	(13,069,543)	—	—	—	(16,221,092)
Europe 1.25x Strategy Fund	2,689,542	—	—	—	—	2,689,542
Japan 2x Strategy Fund	2,016,139	—	—	—	—	2,016,139
Strengthening Dollar 2x Strategy Fund	—	—	(962,573)	(1,046,763)	—	(2,009,336)
Weakening Dollar 2x Strategy Fund	—	—	1,040,647	(75,160)	—	965,487
Government Long Bond 1.2x Strategy Fund	—	—	—	—	489,336	489,336
Inverse Government Long Bond Strategy Fund	—	—	—	—	2,529,421	2,529,421

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
	Futures	Swaps	Futures	Swaps	Futures
	Equity	Equity	Currency	Currency	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts*	Total

Nova Fund	$(395,608)	$332,459	$—	$—	$—	$(63,149)
Inverse S&P 500 Strategy Fund	34,445	(358,375)	—	—	—	(323,930)
NASDAQ-100 Fund	14,216	13,570	—	—	—	27,786
Inverse NASDAQ-100 Strategy Fund	(56,854)	(490,026)	—	—	—	(546,880)
S&P 500 2x Strategy Fund	(566,002)	(129,754)	—	—	—	(695,756)
NASDAQ-100® 2x Strategy Fund	349,193	979,942	—	—	—	1,329,135
Mid-Cap 1.5x Strategy Fund	(331,414)	321,197	—	—	—	(10,217)
Inverse Mid-Cap Strategy Fund	104,610	(64,394)	—	—	—	40,216
Russell 2000® 2x Strategy Fund	35,157	(164,374)	—	—	—	(129,217)
Russell 2000® 1.5x Strategy Fund	(270,853)	(221,288)	—	—	—	(492,141)
Inverse Russell 2000® Strategy Fund	61,600	39,232	—	—	—	100,832
Dow 2x Strategy Fund	(720,892)	162,016	—	—	—	(558,876)
Inverse Dow 2x Strategy Fund	305,208	72,754	—	—	—	377,962
Europe 1.25x Strategy Fund	179,106	—	—	—	—	179,106
Japan 2x Strategy Fund	(810,156)	—	—	—	—	(810,156)
Strengthening Dollar 2x Strategy Fund	—	—	590,562	181,738	—	772,300
Weakening Dollar 2x Strategy Fund	—	—	(806,123)	47,105	—	(759,018)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	(4,106,569)	(4,106,569)
Inverse Government Long Bond Strategy Fund	—	—	—	—	102,192	102,192
162	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4.   Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.50% of the average daily net assets of the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund; 0.75% of the average daily net assets of the Nova Fund, the NASDAQ-100® Fund, the S&P SmallCap 600 Pure Value Fund, the S&P MidCap 400 Pure Value Fund, the S&P 500 Pure Value Fund, the S&P SmallCap 600 Pure Growth Fund, the S&P MidCap 400 Pure Growth Fund, the S&P 500 Pure Growth Fund and the Japan 2x Strategy Fund; 0.85% of the average daily net assets of the Real Estate Fund; and 0.90% of the average daily net assets of the remaining Funds covered in this report. Prior to May 1, 2009, the Japan 2x Strategy Fund paid an investment advisory fee of 0.90% of average daily net assets.
Rydex Investments provides transfer agent and administrative services to the Funds calculated at an annualized rate of 0.20% of the average daily net assets of the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund; and 0.25% of the average daily net assets of the remaining Funds covered in this report.
Rydex Investments also provides accounting services to the Trust for fees calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund.
Rydex Investments engages external service providers to perform other necessary services for the Trust, such as accounting and audit related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Organizational and setup costs for new funds are paid by the Trust.
The Trust has adopted a Distribution Services Plan for which the Distributor and other firms that provide shareholder services (“Service Providers”) may receive compensation. The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.
During the year ended December 31, 2008, Rydex Investments reimbursed the Japan 2x Strategy Fund related to estimated losses on amounts receivable from Lehman Brothers Finance S.A. and certain of its affiliates
On July 29, 2008, the Advisor voluntarily made a capital contribution to Inverse S&P 500 Strategy Fund to eliminate the tracking deviation from the Index.
Rydex Investments and its affiliates have voluntarily agreed to waive their fees, including but not limited to, accounting, shareholder services and investment advisory fees in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. Rydex Investments or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder services fees are waived, dealer compensation will be reduced to the extent of such waiver.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
5.   Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2006 – 2009), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and losses deferred due to post-October losses.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
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NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2009, the following Funds expired or offset net realized capital gains with capital losses from previous years:

Fund	Amount

Nova Fund	$40,390,472
NASDAQ-100® Fund	180,736,125
NASDAQ-100® 2x Strategy Fund	9,194,441
Japan 2x Strategy Fund	1,205,984
Weakening Dollar 2x Strategy Fund	493,038
Inverse Government Long Bond Strategy Fund	2,865,433
The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Nova Fund	$406,451	$—	$406,451
Inverse S&P 500 Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	16,229	—	16,229
S&P 500 2x Strategy Fund	155,985	—	155,985
NASDAQ-100® 2x Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	7,999	—	7,999
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	317	—	317
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—
S&P 500 Pure Growth Fund	—	—	—
S&P 500 Pure Value Fund	438,407	—	438,407
S&P MidCap 400 Pure Growth Fund	—	—	—
S&P MidCap 400 Pure Value Fund	254,108	—	254,108
S&P SmallCap 600 Pure Growth Fund	—	—	—
S&P SmallCap 600 Pure Value Fund	195,475	—	195,475
Europe 1.25x Strategy Fund	517,215	—	517,215
Japan 2x Strategy Fund	31,969	—	31,969
Strengthening Dollar 2x Strategy Fund	830,466	1,532,863	2,363,329
Weakening Dollar 2x Strategy Fund	2,390	—	2,390
Real Estate Fund	674,166	—	674,166
Government Long Bond 1.2x Strategy Fund	10,701,077	4,926,154	15,627,231
Inverse Government Long Bond Strategy Fund	—	—	—
U.S. Government Money Market Fund	137,380	—	137,380
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Nova Fund	$223,114	$—	$223,114
Inverse S&P 500 Strategy Fund	172,209	—	172,209
NASDAQ-100® Fund	77,200	—	77,200
Inverse NASDAQ-100® Strategy Fund	66,793	—	66,793
S&P 500 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	42,494	—	42,494
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	30,085	—	30,085
Russell 2000® 2x Strategy Fund	54,736	—	54,736
Russell 2000® 1.5x Strategy Fund	24,991	—	24,991
Inverse Russell 2000® Strategy Fund	77,668	—	77,668
Dow 2x Strategy Fund	405,000	—	405,000
Inverse Dow 2x Strategy Fund	834,289	3,237,015	4,071,304
S&P 500 Pure Growth Fund	—	—	—
S&P500 Pure Value Fund	173,272	2,551,427	2,724,699
S&P MidCap 400 Pure Growth Fund	—	—	—
S&P MidCap 400 Pure Value Fund	177,210	1,456,316	1,633,526
S&P SmallCap 600 Pure Growth Fund	—	—	—
164	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

S&P SmallCap 600 Pure Value Fund	$117,535	$—	$117,535
Europe 1.25x Strategy Fund	396,212	254,418	650,630
Japan 2x Strategy Fund	76,368	—	76,368
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	566,262	1,185,437	1,751,699
Government Long Bond 1.2x Strategy Fund	1,614,871	—	1,614,871
Inverse Government Long Bond Strategy Fund	57,414	—	57,414
U.S. Government Money Market Fund	3,944,200	—	3,944,200
The tax character of distributable earnings/(accumulated losses) at December 31, 2009 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward

Nova Fund	$74,018	$—	$2,308,354	$(41,687,657)[1]
Inverse S&P 500 Strategy Fund	—	—	(304,298)	(20,114,216)[1]
NASDAQ-100® Fund	—	—	23,063,446	(119,826,273)[1]
Inverse NASDAQ-100® Strategy Fund	—	—	(474,203)	(18,267,762)[1]
S&P 500 2x Strategy Fund	—	—	1,657,696	(26,025,392)[1]
NASDAQ-100® 2x Strategy Fund	—	—	8,271,527	(27,281,114)[1]
Mid-Cap 1.5x Strategy Fund	—	—	257,110	(9,419,459)[1]
Inverse Mid-Cap Strategy Fund	—	—	(140,185)	(2,748,055)[1]
Russell 2000® 2x Strategy Fund	—	—	230,641	(5,306,670)[1]
Russell 2000® 1.5x Strategy Fund	—	—	(66,944)	(9,119,436)[1]
Inverse Russell 2000® Strategy Fund	—	—	(125,888)	(10,553,726)[1]
Dow 2x Strategy Fund	74,124	—	1,384,069	(29,284,620)[1]
Inverse Dow 2x Strategy Fund	—	—	89,965	(13,703,764)[1]
S&P 500 Pure Growth Fund	—	—	2,425,445	(4,926,336)[1]
S&P 500 Pure Value Fund	184,518	—	(663,849)	(7,239,654)[1]
S&P MidCap 400 Pure Growth Fund	—	—	5,275,688	(4,400,562)[1]
S&P MidCap 400 Pure Value Fund	141,796	—	377,355	(4,713,848)[1]
S&P SmallCap 600 Pure Growth Fund	—	—	1,407,963	(7,721,018)[1]
S&P SmallCap 600 Pure Value Fund	—	—	866,801	(5,680,230)[1]
Europe 1.25x Strategy Fund	169,255	—	229,163	(14,473,305)[1]
Japan 2x Strategy Fund	—	—	—	(7,446,683)[1]
Strengthening Dollar 2x Strategy Fund	—	—	—	(2,779,638)[1]
Weakening Dollar 2x Strategy Fund	—	—	—	(1,596,857)[1]
Real Estate Fund	575,245	—	347,730	(11,594,317)[1]
Government Long Bond 1.2x Strategy Fund	7,398	—	(199,592)	(7,454,160)[1]
Inverse Government Long Bond Strategy Fund	—	—	831,502	(12,213,962)[1]
U.S. Government Money Market Fund	14,086	1,167	—	—
Capital Loss Carryforward amounts may be limited due to U.S. Treasury Regulations.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	165

NOTES TO FINANCIAL STATEMENTS (continued)

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2010	2011	2012	2013	2014	2015	2016	2017	Carryforward

Nova Fund	$(16,542,228)	$—	$—	$—	$—	$—	$(25,145,429)	$—	$(41,687,657)
Inverse S&P 500
Strategy Fund	—	—	—	(180,774)	(5,114,923)	(1,661,366)	—	(13,157,153)	(20,114,216)
NASDAQ-100® Fund	(98,591,246)	(10,118,266)	(305,933)	—	—	—	(10,810,828)	—	(119,826,273)
Inverse NASDAQ-100®
Strategy Fund	—	—	—	(2,149,850)	(1,494,971)	(5,330,554)	—	(9,292,387)	(18,267,762)
S&P 500 2x Strategy Fund	—	—	—	—	—	—	(25,424,851)	(600,541)	(26,025,392)
NASDAQ-100® 2x Strategy Fund	—	—	—	—	—	—	(27,281,114)	—	(27,281,114)
Mid-Cap 1.5x Strategy Fund	—	—	—	—	—	(157,985)	(8,289,890)	(971,584)	(9,419,459)
Inverse Mid-Cap Strategy Fund	—	—	—	—	(513,021)	(340,570)	—	(1,894,464)	(2,748,055)
Russell 2000® 2x Strategy Fund	—	—	—	—	—	(683,805)	(3,467,963)	(1,154,902)	(5,306,670)
Russell 2000® 1.5x Strategy Fund	—	—	—	—	—	(848,738)	(8,068,379)	(202,319)	(9,119,436)
Inverse Russell 2000®
Strategy Fund	—	—	(295,607)	(955,067)	(3,912,378)	(371,570)	—	(5,019,104)	(10,553,726)
Dow 2x Strategy Fund	—	—	—	—	—	—	(21,135,557)	(8,149,063)	(29,284,620)
Inverse Dow 2x Strategy Fund	—	—	—	—	—	—	—	(13,703,764)	(13,703,764)
S&P 500 Pure Growth Fund	—	—	—	—	—	—	(992,717)	(3,933,619)	(4,926,336)
S&P 500 Pure Value Fund	—	—	—	—	—	—	(4,082,812)	(3,156,842)	(7,239,654)
S&P MidCap 400
Pure Growth Fund	—	—	—	—	—	—	(3,436,260)	(964,302)	(4,400,562)
S&P MidCap 400
Pure Value Fund	—	—	—	—	—	—	(1,798,278)	(2,915,570)	(4,713,848)
S&P SmallCap 600
Pure Growth Fund	—	—	—	—	—	—	(1,085,308)	(6,635,710)	(7,721,018)
S&P SmallCap 600
Pure Value Fund	—	—	—	—	—	(494,096)	(1,438,380)	(3,747,754)	(5,680,230)
Europe 1.25x Strategy Fund	—	—	—	—			(14,473,305)	—	(14,473,305)
Japan 2x Strategy Fund	—	—	—	—	—	(1,921,099)	(5,525,584)	—	(7,446,683)
Strengthening Dollar 2x
Strategy Fund	—	—	—	—	—	—	—	(2,779,638)	(2,779,638)
Weakening Dollar 2x
Strategy Fund	—	—	—	—	—	—	(1,596,857)	—	(1,596,857)
Real Estate Fund	—	—	—	—	—	—	(4,258,273)	(7,336,044)	(11,594,317)
Government Long Bond 1.2x
Strategy Fund	—	—	—	—	—	—	—	(7,454,160)	(7,454,160)
Inverse Government Long
Bond Strategy Fund	—	—	(2,139,642)	(2,319,251)	(986,005)	(1,974,960)	(4,794,104)	—	(12,213,962)
166	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT
1

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Nova Fund	$48,024,957	$2,104,047	$(364,089)	$1,739,958
Inverse S&P 500 Strategy Fund	24,186,272	—	—	—
NASDAQ-100® Fund	35,206,734	23,312,092	(276,210)	23,035,882
Inverse NASDAQ-100® Strategy Fund	12,483,025	—	—	—
S&P 500 2x Strategy Fund	24,438,327	1,464,503	(54,689)	1,409,814
NASDAQ-100® 2x Strategy Fund	25,158,266	7,286,111	(71,065)	7,215,046
Mid-Cap 1.5x Strategy Fund	16,168,549	571,365	(795,360)	(223,995)
Inverse Mid-Cap Strategy Fund	4,836,251	—	—	—
Russell 2000® 2x Strategy Fund	3,174,236	192,310	(65,483)	126,827
Russell 2000® 1.5x Strategy Fund	12,915,082	85,705	(275,240)	(189,535)
Inverse Russell 2000® Strategy Fund	10,843,856	—	—	—
Dow 2x Strategy Fund	16,545,082	1,291,770	(52,441)	1,239,329
Inverse Dow 2x Strategy Fund	15,020,403	—	—	—
S&P 500 Pure Growth Fund	32,076,921	2,566,885	(141,440)	2,425,445
S&P 500 Pure Value Fund	28,715,121	—	(663,849)	(663,849)
S&P MidCap 400 Pure Growth Fund	39,499,471	5,381,355	(105,667)	5,275,688
S&P MidCap 400 Pure Value Fund	29,001,191	828,105	(450,750)	377,355
S&P SmallCap 600 Pure Growth Fund	12,145,803	1,478,044	(70,081)	1,407,963
S&P SmallCap 600 Pure Value Fund	12,651,216	1,057,180	(190,379)	866,801
Europe 1.25x Strategy Fund	20,661,077	—	(259,420)	(259,420)
Japan 2x Strategy Fund	6,479,148	—	—	—
Strengthening Dollar 2x Strategy Fund	7,290,999	—	—	—
Weakening Dollar 2x Strategy Fund	4,907,257	—	—	—
Real Estate Fund	33,304,424	474,681	(126,951)	347,730
Government Long Bond 1.2x Strategy Fund	28,289,235	—	(199,592)	(199,592)
Inverse Government Long Bond Strategy Fund	36,859,100	—	—	—
U.S. Government Money Market Fund	239,931,565	—	—	—
Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Fund	Capital

Inverse Mid-Cap Strategy Fund	$(204,831)
Inverse Russell 2000® Fund	(1,213,524)
Inverse Dow 2x Strategy Fund	(2,829,712)
S&P 500 Pure Growth Fund	(422,287)
Weakening Dollar 2x Strategy Fund	(286,569)
6.   Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	167
2

NOTES TO FINANCIAL STATEMENTS (continued)

The repurchase agreements executed by the joint account and outstanding as of December 31, 2009, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Mizuho Financial Group, Inc.	0.00% due 01/04/10	$85,653,352	$85,653,352	$85,653,352
HSBC Group	0.00% due 01/04/10	85,000,000	85,000,000	85,000,000
UBS Financial Services, Inc.	0.00% due 01/04/10	85,000,000	85,000,000	85,000,000
Morgan Stanley	0.00% due 01/04/10	60,000,000	60,000,000	60,000,000
Credit Suisse Group	(0.02)% due 01/04/10	39,364,616	39,364,616	39,364,529

			$355,017,968	$355,017,881

As of December 31, 2009, the collateral for the repurchase agreements was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Bills	03/18/10-06/17/10	0.00%	$127,650,000	$127,526,933
U.S. Treasury Bond	08/15/23	6.25%	70,916,500	86,700,067
U.S. TIP Notes	01/15/11-04/15/11	2.38% - 3.50%	63,614,800	77,052,155
U.S. Treasury Notes	11/30/14-11/15/17	2.13% - 4.75%	65,722,300	70,843,095

				$362,122,250

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
7.   Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
168	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2009:

	Level 1	Level 1	Level 2	Level 2
	Investments	Other Financial	Investments	Other Financial
Fund	In Securities	Instruments*	In Securities	Instruments*	Total

Assets
Nova Fund	$39,254,742	$46,893	$10,510,173	$568,396	$50,380,204
Inverse S&P 500 Strategy Fund	—	—	24,186,272	—	24,186,272
NASDAQ-100® Fund	52,088,678	39,433	6,153,938	27,564	58,309,613
Inverse NASDAQ-100® Strategy Fund	—	3,532	12,483,025	—	12,486,557
S&P 500 2x Strategy Fund	11,356,077	—	14,492,064	247,882	26,096,023
NASDAQ-100® 2x Strategy Fund	25,742,436	547,691	6,630,876	1,056,481	33,977,484
Mid-Cap 1.5x Strategy Fund	10,196,996	21,407	5,747,558	481,105	16,447,066
Inverse Mid-Cap Strategy Fund	—	279	4,836,251	—	4,836,530
Russell 2000® 2x Strategy Fund	2,004,603	34,349	1,296,460	103,814	3,439,226
Russell 2000® 1.5x Strategy Fund	7,854,404	21,617	4,871,143	122,591	12,869,755
Inverse Russell 2000® Strategy Fund	—	—	10,843,856	—	10,843,856
Dow 2x Strategy Fund	9,175,628	57,060	8,608,783	144,740	17,986,211
Inverse Dow 2x Strategy Fund	—	29,025	15,020,403	89,965	15,139,393
S&P 500 Pure Growth Fund	34,300,019	—	202,347	—	34,502,366
S&P 500 Pure Value Fund	27,932,992	—	118,280	—	28,051,272
S&P MidCap 400 Pure Growth Fund	44,601,252	—	173,907	—	44,775,159
S&P MidCap 400 Pure Value Fund	29,356,775	—	21,771	—	29,378,546
S&P SmallCap 600 Pure Growth Fund	13,477,807	—	75,959	—	13,553,766
S&P SmallCap 600 Pure Value Fund	13,498,426	—	19,591	—	13,518,017
Europe 1.25x Strategy Fund	17,083,673	309,566	3,317,984	—	20,711,223
Japan 2x Strategy Fund	—	169,121	6,479,148	—	6,648,269
Strengthening Dollar 2x Strategy Fund	—	141,600	7,290,999	79,906	7,512,505
Weakening Dollar 2x Strategy Fund	—	—	4,907,257	—	4,907,257
Real Estate Fund	33,608,811	—	43,343	—	33,652,154
Government Long Bond 1.2x Strategy Fund	8,525,756	—	19,563,887	—	28,089,643
Inverse Government Long Bond Strategy Fund	—	275,782	36,859,100	—	37,134,882
U.S. Government Money Market Fund	—	—	239,931,565	—	239,931,565

Liabilities
Nova Fund	—	—	—	—	—
Inverse S&P 500 Strategy Fund	—	34,687	—	304,298	338,985
NASDAQ-100® Fund	—	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—	474,203	474,203
S&P 500 2x Strategy Fund	—	36,174	—	—	36,174
NASDAQ-100® 2x Strategy Fund	—	—	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—	140,185	140,185
Russell 2000® 2x Strategy Fund	—	—	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—	—	—
Inverse Russell 2000® Strategy Fund	—	40,797	—	125,888	166,685
Dow 2x Strategy Fund	—	—	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—	—	—
S&P 500 Pure Growth Fund	—	—	—	—	—
S&P 500 Pure Value Fund	—	—	—	—	—
S&P MidCap 400 Pure Growth Fund	—	—	—	—	—
S&P MidCap 400 Pure Value Fund	—	—	—	—	—
S&P SmallCap 600 Pure Growth Fund	—	—	—	—	—
S&P SmallCap 600 Pure Value Fund	—	—	—	—	—
Europe 1.25x Strategy Fund	—	—	—	—	—
Japan 2x Strategy Fund	—	—	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—	—	—
Weakening Dollar 2x Strategy Fund	—	222,449	—	3,639	226,088
Real Estate Fund	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	316,022	—	—	316,022
Inverse Government Long Bond Strategy Fund	16,075,500	—	—	—	16,075,500
U.S. Government Money Market Fund	—	—	—	—	—

*	Other financial instruments may include forward foreign currency contracts, futures and/or swaps, which are reported as unrealized gain/loss at period end.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	169
1

NOTES TO FINANCIAL STATEMENTS (continued)

8.   Securities Transactions
During the period ended December 31, 2009, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

				Inverse
		Inverse		NASDAQ-100®	S&P 500 2x	NASDAQ-100®	Mid-Cap 1.5x	Inverse
	Nova	S&P 500	NASDAQ-100®	Strategy	Strategy	2x Strategy	Strategy	Mid-Cap
	Fund	Strategy Fund	Fund	Fund	Fund	Fund	Fund	Strategy Fund

Purchases	$33,847,332	$—	$29,780,452	$—	$24,400,549	$18,267,445	$5,799,760	$—
Sales	$24,550,084	$—	$25,119,289	$—	$30,844,242	$15,239,937	$3,991,245	$—

					Inverse	S&P	S&P	S&P
	Russell 2000®	Russell 2000®	Inverse	Dow 2x	Dow 2x	500 Pure	500 Pure	400 Pure
	2x Strategy	1.5x Strategy	Russell 2000®	Strategy	Strategy	Growth	Value	Growth
	Fund	Fund	Strategy Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$7,774,983	$26,941,070	$—	$8,250,412	$—	$118,524,739	$77,367,383	$86,762,986
Sales	$6,925,525	$29,128,704	$—	$22,544,656	$—	$105,578,356	$64,041,776	$65,425,913

	S&P	S&P	S&P			Strengthening	Weakening
	MidCap 400	SmallCap 600	SmallCap 600	Europe 1.25x	Japan 2x	Dollar 2x	Dollar 2x	Real
	Pure Value	Pure Growth	Pure Value	Strategy	Strategy	Strategy	Strategy	Estate
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$67,023,938	$89,952,779	$71,955,723	$39,036,069	$—	$—	$—	$103,677,494
Sales	$51,078,595	$92,475,939	$77,070,107	$33,369,601	$—	$—	$—	$90,016,707

	Government	Inverse	U.S.
	Long Bond	Government	Government
	1.2x Strategy	Long Bond	Money Market
	Fund	Strategy Fund	Fund

Purchases	$470,972,848	$—	$—
Sales	$479,992,209	$—	$—
170	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT
2

NOTES TO FINANCIAL STATEMENTS (continued)

9.   Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

			Shares
			Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Nova Fund†	2,782,480	2,626,742	6,730	5,094	(2,733,641)	(2,677,574)	55,569	(45,738)
Inverse S&P 500 Strategy Fund	10,008,325	21,518,902	—	2,739	(9,874,534)	(21,624,298)	133,791	(102,657)
NASDAQ-100® Fund	15,689,619	15,541,893	—	7,546	(15,226,489)	(16,959,483)	463,130	(1,410,044)
Inverse NASDAQ-100® Strategy Fund	19,594,923	17,935,192	1,039	2,502	(19,126,235)	(18,256,560)	469,727	(318,866)
S&P 500 2x Strategy Fund†	9,648,262	3,347,245	1,768	—	(9,758,459)	(3,106,068)	(108,429)	241,177
NASDAQ-100® 2x Strategy Fund	29,248,186	20,970,855	—	5,285	(30,071,865)	(20,300,480)	(823,679)	675,660
Mid-Cap 1.5x Strategy Fund	6,229,476	5,902,564	572	—	(6,608,555)	(5,846,105)	(378,507)	56,459
Inverse Mid-Cap Strategy Fund	1,105,078	1,570,980	—	585	(1,053,510)	(1,555,212)	51,568	16,353
Russell 2000® 2x Strategy Fund†	1,241,567	434,385	3	903	(1,251,526)	(416,502)	(9,956)	18,786
Russell 2000®1.5x Strategy Fund	12,705,572	8,537,378	—	1,695	(13,069,897)	(8,335,124)	(364,325)	203,949
Inverse Russell 2000® Strategy Fund	7,526,813	6,499,337	—	1,622	(7,310,215)	(6,651,630)	216,598	(150,671)
Dow 2x Strategy Fund†	2,497,178	2,761,219	—	8,738	(2,949,955)	(2,365,342)	(452,777)	404,615
Inverse Dow 2x Strategy Fund	18,095,669	10,433,543	—	108,279	(17,509,886)	(10,625,926)	585,783	(84,104)
S&P s500 Pure Growth Fund	5,918,829	4,488,552	—	—	(5,298,909)	(5,012,226)	619,920	(523,674)
S&P 500 Pure Value Fund†	1,238,658	810,076	6,632	62,637	(1,043,567)	(861,316)	201,723	11,397
S&P MidCap 400 Pure Growth Fund	2,971,794	3,431,308	—	—	(2,072,658)	(3,689,854)	899,136	(258,546)
S&P MidCap 400 Pure Value Fund†	1,065,338	428,519	4,032	39,173	(802,602)	(446,448)	266,768	21,244
S&P SmallCap 600 Pure Growth Fund	4,853,655	3,612,727	—	—	(5,056,310)	(3,300,132)	(202,655)	312,595
S&P SmallCap 600 Pure Value Fund†	1,216,577	807,806	2,433	2,311	(1,255,471)	(713,852)	(36,461)	96,265
Europe 1.25x Strategy Fund	6,090,427	3,814,283	29,811	54,998	(5,775,119)	(5,644,181)	345,119	(1,774,900)
Japan 2x Strategy Fund	4,318,134	4,289,085	1,917	5,839	(4,736,245)	(4,110,880)	(416,194)	184,044
Strengthening Dollar 2x Strategy Fund	6,089,566	3,732,267	367,547	—	(5,694,228)	(3,600,795)	762,885	131,472
Weakening Dollar 2x Strategy Fund	2,482,978	2,983,339	83	—	(2,736,491)	(3,021,150)	(253,430)	(37,811)
Real Estate Fund	6,121,767	2,996,630	33,408	117,564	(5,456,422)	(3,157,297)	698,753	(43,103)
Government Long Bond 1.2x
Strategy Fund	33,665,126	38,451,799	2,156,176	129,093	(35,854,023)	(39,162,852)	(32,721)	(581,960)
Inverse Government Long Bond
Strategy Fund	20,562,501	17,094,570	—	3,211	(19,623,167)	(17,215,791)	939,334	(118,010)
U.S. Government Money
Market Fund	1,108,889,442	1,084,838,243	137,382	3,944,200	(1,238,453,140)	(1,005,259,658)	(129,426,316)	83,522,785

†	Per Share amounts for year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a:

1:5 reverse share split effective April 20, 2009—Dow 2x Strategy Fund, S&P SmallCap 600 Pure Value Fund, S&P MidCap 400 Pure Value Fund and S&P 500 Pure Value Fund.

1:10 reverse share split effective April 20, 2009—Nova Fund, S&P 2x Strategy Fund and Russell 2000® 2x Strategy Fund.
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NOTES TO FINANCIAL STATEMENTS (concluded)

10. Name Changes
Effective May 1, 2009, the Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, and Large-Cap Growth Fund changed their Fund names to S&P SmallCap 600 Pure Value Fund, S&P MidCap 400 Pure Value Fund, S&P 500 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P MidCap 400 Pure Growth Fund, and S&P 500 Pure Growth Fund, respectively. The name changes did not have any impact on the Funds’ investment objectives, tickers or CUSIPS.
Effective May 1, 2009, the Japan 1.25x Strategy Fund changed its name to the Japan 2x Strategy Fund, to provide investors with greater exposure (200% leveraged exposure) to a more widely recognized index tracking the Tokyo Stock Exchange. The index was changed to the Nikkei-225 Stock Average Index and the management fee reduced to 0.75%. The name change did not have any impact of the Fund’s CUSIP.
11. Reverse Share Splits
Effective April 20, 2009, Dow 2x Strategy Fund, S&P SmallCap 600 Pure Value Fund, S&P MidCap 400 Pure Value Fund, and S&P 500 Pure Value Fund underwent a 1-for-5 reverse share split, and Nova Fund, S&P 500 2x Strategy Fund, and Russell 2000® 2x Strategy Fund underwent a 1-for-10 reverse share split. The effect of these transactions was to divide the number of outstanding shares of each fund by the reverse split factor, resulting in a corresponding increase in the net asset value per share. The share transactions presented in Note 9 and the per share data in the financial highlights for periods presented prior to April 20, 2009 have been given retroactive effects to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.
12. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2010. As of and for the year ended December 31, 2009, the Funds did not have any outstanding borrowings under this agreement.
13. New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented in Note 7. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.
14. Subsequent Events
Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 25, 2010, the date the financial statements were available to be issued.
On February 15, 2010, Security Benefit Mutual Holding Company (“SBMHC”), the parent company of Security Benefit Corporation (“SBC”) and the ultimate parent company of Rydex Investments, entered into a Purchase and Sale Agreement whereby Guggenheim SBC Holdings LLC (“Guggenheim Holdings”) will, subject to regulatory approval, policyholder approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC, purchase all of the issued and outstanding stock of SBC (the “SBC Purchase Transaction”). The SBC Purchase Transaction would result in a change of control of Rydex Investments whereby SBC and its subsidiaries would be wholly-owned by Guggenheim Holdings. If the SBC Purchase Transaction does not close, other than as a result of a breach by Guggenheim Holdings or for certain other reasons, then SBC will sell its asset management business to Guggenheim Holdings, which would include Rydex Investments and would result in a change of control of Rydex Investments. The sale of SBC’s asset management business, like the SBC Purchase Transaction, would be subject to regulatory approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Real Estate Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, and U.S. Government Money Market Fund (twenty-seven of the series constituting the Rydex Variable Trust)(the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 25, 2010
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OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Nova Fund	100.00%
S&P 500 2x Strategy Fund	100.00%
Mid-Cap 1.5x Strategy Fund	100.00%
Russell 2000® 2x Strategy Fund	100.00%
S&P 500 Pure Value Fund	100.00%
S&P MidCap 400 Pure Value Fund	100.00%
S&P SmallCap 600 Pure Value Fund	100.00%
With respect to the taxable year ended December 31, 2009, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Government
	Strengthening	Long Bond 1.2x
	Dollar 2x Strategy	Strategy
	Fund	Fund

From long-term capital gains, subject to the 15% rate gains category:	$1,532,863	$4,926,154
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
Rydex Investments Board Review and Approval of the Investment Advisory Agreements
The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement (including any sub-advisory agreement) be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement (or sub-advisory agreement) or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement (or sub-advisory agreement). In addition, the U.S. Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve (or renew) an investment advisory agreement (or sub-advisory agreement).
Consistent with these responsibilities, the Rydex Variable Trust Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements (including sub-advisory agreements) between Rydex Variable Trust (the “Trust”) and PADCO Advisors II, Inc., which does business under the name Rydex Investments (“Rydex Investments”) (the “Advisory Agreements”), with respect to existing funds in the Trust (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex Investments provides investment advisory services to certain other registered investment companies. In preparation
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OTHER INFORMATION (Unaudited) (continued)

for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments, including information about Rydex Investments’ affiliates, personnel and operations. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements (including sub-advisory agreements). In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management, and participate in question and answer sessions with representatives of Rydex Investments.
At an in-person meeting held on August 25, 2009, called for the purpose of among other things, voting on the renewal of the Advisory Agreements, the Board, including all of the Independent Trustees (the “Annual Renewal Meeting”), considered and approved the selection of Rydex Investments as the Funds’ investment advisor and the continuance of the Advisory Agreements for an additional one-year period, based on its review of qualitative and quantitative information provided by Rydex Investments.
Board Considerations in Approving the Continuation of the Advisory Agreements
In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex Investments’ policies and compliance procedures applicable to personal securities transactions; (j) Rydex Investments’ reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreements are fair and reasonable; (b) concluded that Rydex Investments’ fees were reasonable in light of the services that Rydex Investments provides to each of the Funds; and (c) agreed to renew the Advisory Agreements for an additional one-year term.
In approving the continuation of the Advisory Agreements at the Annual Renewal Meeting, the Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.
Nature, Extent, and Quality of Services Provided by the Adviser
At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under the Advisory Agreements and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Advisory Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. In addition, the Board reviewed and considered certain of the Funds’ investment in wholly-owned and controlled Cayman Islands subsidiaries (each a “Subsidiary”), and noted that each Subsidiary has entered into a separate advisory agreement with Rydex Investments for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays
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OTHER INFORMATION (Unaudited) (continued)

Rydex Investments a management fee at the same rate that the Subsidiary’s corresponding Fund pays Rydex Investments. The Board noted that Rydex Investments has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to Rydex Investments by each Fund’s Subsidiary and that the contractual fee waiver will continue in effect for so long as each Fund invests in its Subsidiary. The Board further noted that the contractual fee waiver may not be terminated by Rydex Investments unless the Board approves such termination. The Board also noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by Rydex Investments due to the unlimited exchange policy of the majority of the Funds. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Advisory Agreements were appropriate and continued to support the Board’s original selection of Rydex Investments as investment adviser to the Funds.
Fund Expenses And Performance Of The Funds And Rydex Investments
At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each benchmark Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the lack of a sizeable peer group for certain of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board also noted that the investment advisory fees for the Funds generally were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Advisory Agreements.
Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates
At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex Investments based on the advisory fees payable under the Advisory Agreements for the last calendar year. Rydex Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’ profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the Advisory Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.
Economies Of Scale
In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the Advisory Agreements did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.
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OTHER INFORMATION (Unaudited) (concluded)

Other Benefits To Rydex Investments And/Or Its Affiliates
At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to the Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’ shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.
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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	151
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	151
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	151
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds – 2005	151
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	151
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	151
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	151
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nick Bonos* Vice President and Treasurer (1963)	Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present) Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
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DECEMBER 31, 2009
RYDEX VARIABLE TRUST ANNUAL REPORT
SECTOR FUNDS

BANKING FUND	INTERNET FUND
BASIC MATERIALS FUND	LEISURE FUND
BIOTECHNOLOGY FUND	PRECIOUS METALS FUND
CONSUMER PRODUCTS FUND	RETAILING FUND
ELECTRONICS FUND	TECHNOLOGY FUND
ENERGY FUND	TELECOMMUNICATIONS FUND
ENERGY SERVICES FUND	TRANSPORTATION FUND
FINANCIAL SERVICES FUND	UTILITIES FUND
HEALTH CARE FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

FUND PROFILES	6

SCHEDULES OF INVESTMENTS	23

STATEMENTS OF ASSETS AND LIABILITIES	44

STATEMENTS OF OPERATIONS	48

STATEMENTS OF CHANGES IN NET ASSETS	52

FINANCIAL HIGHLIGHTS	58

NOTES TO FINANCIAL STATEMENTS	61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69

OTHER INFORMATION	70

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	73
THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER,
On September 15, 2009, Federal Reserve (Fed) Chairman Ben Bernanke stated that “the recession is very likely over.” Indications are that we are in fact emerging from what has been termed the “Great Recession,” but significant risks linger due to the aftershocks of the 2008 financial and liquidity crisis.
Despite the strong advance to end the year, 2009 marked the end of one of the all-time worst decades of performance for the U.S. equity markets, with an average annual return of -.95%. However, economic trends over the last year suggest that conditions are improving. One sign is an exceptionally strong equity market. From March 9 (the market’s low point) until the end of 2009, the U.S. equity market was up 67.80% as measured by the S&P 500® Index. Strong equity returns across multiple indices, including the MSCI EAFE Index® (up 32.43% for the year), reflected investors’ increased appetite for risk.
More signs of economic improvement
Emerging markets posted even stronger returns—the MSCI Emerging Markets Index, for instance, was up 78.58% in 2009. Additionally, all 10 underlying economic sectors posted positive returns during the one-year period, with information technology (59.92%) and materials (45.22%) leading the way. Among the laggards for the year, utilities (6.80%) and telecom (2.63%) still managed to produce positive returns. Along with traditional assets, hedge fund managers enjoyed the favorable market environment in 2009 with returns of 20.04% as measured by the HFRI Fund Weighted Composite Index, which is an equal weighted index of more than 2,000 single manager hedge funds. Those strong returns were in contrast to a poor showing in 2008, when the composite index was down 19%. Another good sign: After a significant spike at the height of the financial crisis in the fall of 2008, implied market volatility levels as measured by the VIX Index have steadily trended down to more normal levels.
Improving housing conditions and increases in consumer spending—combined with significant reduction of inventories—lifted the U.S. economy out of recession in the third quarter of 2009. Real GDP grew at a rate of 2.2% for the quarter. U.S. consumer confidence, as measured by the Conference Board Consumer Confidence Index, rose in December to 52.9—the second straight month of improvement. Consumer outlook has improved somewhat from early in 2009, although concerns relating to the job market continue to weigh on consumers. Another sign of stronger economic conditions is existing home sales, which continued to improve—in November, existing home sales increased 7.4% from the prior month.
Reasons for caution in 2010
While many indicators are positive, certain risks remain. One of the major areas of concern is U.S. employment. The pace of job losses has slowed considerably from late 2008 and early 2009, when the change to non-farm payrolls shed as much as 741,000 jobs in a month. However, in December, despite modest growth in the prior month, 85,000 jobs were lost. The unemployment rate remained unchanged at 10% only due to the fact that the labor force declined by 661,000 workers.
Looking at 2010, some questions remain. How (and in what timeframe) will the Fed orchestrate an exit to the massive amount of quantitative easing it has implemented? Will inflationary pressures force the Fed to raise rates prematurely or will excess productive capacity counter those risks? How will the government grapple with deficit issues while promoting job growth necessary to support the fragile economy?
2	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

So far, the Fed has signaled that it will maintain an “exceptionally low” interest rate target for some time—in fact, there is a reasonable chance that the Fed will not increase rates until early 2011. If financial conditions continue to improve, the Fed will not need to further expand its credit easing policies and may begin an orderly exit to the existing programs. The major risks for the U.S. economy include long-run negative implications to carrying large budget deficits. Labor conditions also factor largely into the equation, with the risk of continued rising unemployment undermining the economic recovery.
In any case, the broad array of product offerings at Rydex|SGI can help investors either hedge or augment exposures to the equity or fixed-income markets, as well as introduce alternative assets and strategies into a portfolio to improve overall diversification. Thank you for the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer
Performance displayed represents past performance, which is no guarantee of future results.
Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit www.rydex-sgi.com.
THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2009 and ending December 31, 2009.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2009	December 31, 2009	Period	*

Table 1. Based on actual Fund return
Banking Fund	1.65%		$1,000.00	$1,203.70	$9.16
Basic Materials Fund	1.65%		1,000.00	1,307.10	9.60
Biotechnology Fund	1.66%		1,000.00	1,116.50	8.86
Consumer Products Fund	1.65%		1,000.00	1,177.10	9.05
Electronics Fund	1.65%		1,000.00	1,345.60	9.76
Energy Fund	1.65%		1,000.00	1,225.90	9.26
Energy Services Fund	1.65%		1,000.00	1,265.40	9.42
Financial Services Fund	1.64%		1,000.00	1,237.00	9.25
Health Care Fund	1.65%		1,000.00	1,203.90	9.17
Internet Fund	1.65%		1,000.00	1,249.60	9.36
Leisure Fund	1.65%		1,000.00	1,274.40	9.46
Precious Metals Fund	1.54%		1,000.00	1,287.60	8.88
Retailing Fund	1.64%		1,000.00	1,239.70	9.26
Technology Fund	1.65%		1,000.00	1,281.50	9.49
Telecommunications Fund	1.65%		1,000.00	1,125.30	8.84
Transportation Fund	1.64%		1,000.00	1,298.90	9.50
Utilities Fund	1.65%		1,000.00	1,149.10	8.94

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.65%		1,000.00	1,016.89	8.39
Basic Materials Fund	1.65%		1,000.00	1,016.89	8.39
Biotechnology Fund	1.66%		1,000.00	1,016.84	8.44
Consumer Products Fund	1.65%		1,000.00	1,016.89	8.39
Electronics Fund	1.65%		1,000.00	1,016.89	8.39
Energy Fund	1.65%		1,000.00	1,016.89	8.39
Energy Services Fund	1.65%		1,000.00	1,016.89	8.39
Financial Services Fund	1.64%		1,000.00	1,016.94	8.34
Health Care Fund	1.65%		1,000.00	1,016.89	8.39
Internet Fund	1.65%		1,000.00	1,016.89	8.39
Leisure Fund	1.65%		1,000.00	1,016.89	8.39
Precious Metals Fund	1.54%		1,000.00	1,017.44	7.83
Retailing Fund	1.64%		1,000.00	1,016.94	8.34
Technology Fund	1.65%		1,000.00	1,016.89	8.39
Telecommunications Fund	1.65%		1,000.00	1,016.89	8.39
Transportation Fund	1.64%		1,000.00	1,016.94	8.34
Utilities Fund	1.65%		1,000.00	1,016.89	8.39

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by number of days in current fiscal year. Expenses shown do not include fees charged by insurance companies.

†	Annualized
THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	5

FUND PROFILES (Unaudited)

BANKING FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).
Inception: May 2, 2001
By March 2009, after the failure of Lehman Brothers and the growing uncertainty about asset values on bank balance sheets, Rydex Banking Fund traded 50% below where it began the year. However, the subsequent financial stress tests, combined with Federal Reserve purchases of mortgage-backed securities, contributed to an impressive rally for banks. Still, despite recovering almost all of their first-quarter losses, the industry underperformed the broader market in 2009. For the year ended December 31, 2009, Banking Fund fell 3.43% compared to the S&P 500 Index, which returned 26.47%. Within the sector, Diversified Financial Services and Capital Markets were among the industries which provided positive performance to the Fund during the year. The commercial bank industry—which comprised just over 68% of the portfolio and fell 9.3% detracted significantly from the performance of the sector.
Cumulative Fund Performance:
May 2, 2001 — December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
Barclays PLC (ADS), Credit Suisse Group (ADS) and Bank of America Corp. were among the best performing stocks in the Fund for the year. The worst-performing holdings for the period were Regions Financial Corp. (New), Marshall & Ilsley Corp. and Zions Bancorp.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

BANKING FUND	-3.43%	-14.83%	-4.39%
S&P 500 INDEX	26.47%	0.42%	0.43%
S&P 500 FINANCIALS INDEX	17.24%	-11.51%	-4.96%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Bank of New York Mellon Corp.	4.0%
Wells Fargo & Co.	4.0%
JPMorgan Chase & Co.	4.0%
U.S. Bancorp	4.0%
Bank of America Corp.	3.9%
PNC Financial Services Group, Inc.	3.8%
BB&T Corp.	3.6%
SunTrust Banks, Inc.	2.7%
M&T Bank Corp.	2.5%
Fifth Third Bancorp	2.4%

Top Ten Total	34.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

BASIC MATERIALS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).
Inception: May 2, 2001
For the one-year period ended December 31, 2009, Basic Materials Fund returned 55.46% compared with 26.47% for the S&P 500 Index. A return of global economic growth, most notably in emerging markets, led to significant price reflation for basic materials. As a result, mining companies, paper manufacturers, and chemical producers benefited from the stabilization and/or recovery in capacity utilization and product pricing throughout 2009. Within the sector, both the Metals & Mining and the Chemicals industries turned in very strong performances, rising 66.10% and 60.70, respectively. The top-performing holdings were Rio Tinto PLC (ADR), Vale
Cumulative Fund Performance:
May 2, 2001 — December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
S.A. (ADR) and Freeport-McMoRan Copper & Gold, Inc. The worst-performing holdings included Vulcan Materials Co., Pactiv Corp. and Olin Corp.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

BASIC MATERIALS FUND	55.46%	7.67%	7.96%
S&P 500 INDEX	26.47%	0.42%	0.43%
S&P 500 MATERIALS INDEX	48.57%	4.26%	6.85%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

BHP Billiton Ltd. — SP ADR	3.1%
Monsanto Co.	2.9%
Barrick Gold Corp.	2.7%
Vale SA — SP ADR	2.7%
Freeport-McMoRan Copper & Gold, Inc.	2.6%
Dow Chemical Co.	2.5%
Potash Corporation of Saskatchewan	2.4%
E.I. du Pont de Nemours and Co.	2.4%
Goldcorp, Inc.	2.4%
The Mosaic Co.	2.3%

Top Ten Total	26.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	7

FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).
Inception: May 2, 2001
For the one-year period ended December 31, 2009, Biotechnology Fund returned 18.34% compared to the S&P 500 Index, which returned 26.47%. Biotechnology firms generally outperformed the broader market during the first three quarters of the year, as investors shifted from extreme risk aversion to risk seeking. However, company-specific events early in the fourth quarter hurt two of the industry’s leading names — Amgen and Genzyme — dragging down industry performance relative to the S&P 500 Index for the remainder of the year. The best-performing stocks in the Fund were Human Genome Sciences Inc., Dendreon
Cumulative Fund Performance:
May 2, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
Corp. and Genentech. The worst-performing stocks in the Fund included Genzyme Corp., Gilead Sciences, Inc. and Osiris Therapeutics, Inc.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)
BIOTECHNOLOGY FUND	18.34%	3.12%	-1.16%
S&P 500 INDEX	26.47%	0.42%	0.43%
S&P 500 HEALTH CARE INDEX	19.70%	2.57%	1.00%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	13.5%
Gilead Sciences, Inc.	10.9%
Celgene Corp.	9.4%
Biogen Idec, Inc.	7.2%
Genzyme Corp.	6.4%
Human Genome Sciences, Inc.	4.5%
Cephalon, Inc.	4.5%
Vertex Pharmaceuticals, Inc.	4.4%
Dendreon Corp.	3.3%
United Therapeutics Corp.	2.9%

Top Ten Total	67.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

CONSUMER PRODUCTS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).
Inception: May 29, 2001
Consumer Product firms generally trended higher along with the broader equity market, albeit at a slower pace due to their lower return-lower risk profile. The Personal Products industry outperformed all other industries in this sector, as discretionary product firms, such as Estee Lauder and Avon, benefited from an improving economic outlook and earnings trends. Consumer Products Fund returned 19.12%, compared to a gain of 26.47% for the S&P 500 Index. Within the sector, the Beverages, Food Products and Tobacco industries were the biggest contributors to Fund returns, adding 6.68%, 6.52% and 4.32%, to Fund performance, respectively. Food and Staples Retailing were among the weakest performing industries, reducing Fund performance by a modest 0.02%. Fund performance for the year got the biggest
Cumulative Fund Performance:
May 29, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
boost from Coca-Cola Co., Altria Group, Inc. and Coca-Cola Enterprises, Inc. Kroger Co., Procter & Gamble Co. and Safeway, Inc. were among the Fund’s weakest performers during the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/29/01)
CONSUMER PRODUCTS FUND	19.12%	3.46%	5.61%
S&P 500 INDEX	26.47%	0.42%	0.41%
S&P 500 CONSUMER STAPLES INDEX	14.89%	5.69%	5.30%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.4%
Coca-Cola Co.	5.6%
PepsiCo, Inc.	4.7%
Philip Morris International, Inc.	4.6%
Colgate-Palmolive Co.	3.1%
Kraft Foods, Inc.	3.1%
Altria Group, Inc.	3.1%
Kimberly-Clark Corp.	2.5%
General Mills, Inc.	2.4%
Kellogg Co.	2.2%

Top Ten Total	37.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	9

FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).
Inception: August 3, 2001
Semiconductor and Semiconductor Equipment firms provided some of the strongest equity returns in 2009, as the market began to anticipate an economic recovery and an ensuing computer equipment replacement cycle. Gains were broad-based, with the largest ten names in the industry all rising more than 40% for the year. Electronics Fund returned 71.85%, compared to a gain of 26.47% for the S&P 500 Index. The Semiconductors & Semiconductor Equipment stocks which comprise the Fund climbed 77.35%. For the year, Fund performance got the biggest boost from Intel Corp., Marvell Technology Group Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd. (ADR). STMicroelectronics N.V.,
Cumulative Fund Performance:
August 3, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
Infineon Technologies AG (ADR) and FEI Co. were among the stocks which provided the least to Fund performance for the period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(08/03/01)
ELECTRONICS FUND	71.85%	-2.31%	-7.82%
S&P 500 INDEX	26.47%	0.42%	0.91%
S&P 500 INFORMATION TECHNOLOGY INDEX	61.72%	3.21%	0.13%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	10.7%
Texas Instruments, Inc.	5.7%
Applied Materials, Inc.	4.3%
Broadcom Corp. — Class A	3.8%
Marvell Technology Group Ltd.	3.6%
NVIDIA Corp.	3.3%
Micron Technology, Inc.	3.2%
Analog Devices, Inc.	3.0%
Xilinx, Inc.	2.6%
Linear Technology Corp.	2.6%

Top Ten Total	42.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

ENERGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).
Inception: May 29, 2001
In 2009, energy firms benefited from the resurgence of oil prices that accompanied strengthening global economic growth. However, because Energy Equipment & Service providers provide purer exposure to moves in oil prices than does the Oil, Gas, & Consumable Fuels industry, the equipment and service firms rose significantly more than other segments of the energy sector. Energy Fund returned 38.50%, compared to the 26.47% increase in the S&P 500 Index. Within the sector, Oil Gas & Consumable Fuels (25.77%) and Energy Equipment & Services (15.24%) were among the industries that provided the most significant positive contribution to Fund performance for the year. None of the industries within the sector produced negative results for the period. Petrobras Petroleo Brasileiro,
Cumulative Fund Performance:
May 29, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
Canadian Natural Resources Ltd. and Schlumberger Ltd. were among the most significant positive contributors to Fund performance for the year, while Exxon Mobil Corp., Sunoco, Inc. and Frontline Ltd. were among the weakest contributors.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/29/01)
ENERGY FUND	38.50%	9.08%	7.31%
S&P 500 INDEX	26.47%	0.42%	0.41%
S&P 500 ENERGY INDEX	13.86%	10.21%	8.86%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.4%
Chevron Corp.	4.5%
Schlumberger Ltd.	3.2%
ConocoPhillips	3.2%
Occidental Petroleum Corp.	3.0%
Petroleo Brasileiro SA	2.6%
Apache Corp.	2.1%
Devon Energy Corp.	2.1%
Anadarko Petroleum Corp.	2.0%
XTO Energy, Inc.	1.9%

Top Ten Total	31.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	11

FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production (“Energy Services Companies”).
Inception: May 2, 2001
The resurgence of oil prices that accompanied global economic growth boosted shares of energy firms in 2009. Since Energy Equipment & Service providers provide relatively pure exposure to oil prices, they appreciated sharply as a result. Energy Services Fund returned 62.42%, compared to the S&P 500 Index, which returned 26.47%. Energy Equipment & Services, which comprises 99.24% of the portfolio, rose 67.19% for the year, contributing 66.62% to the Fund’s return for the period. Schlumberger Ltd., National Oilwell Varco, Inc. and Transocean Ltd. were among the Fund’s best performing stocks for the year. The Fund’s worst-
Cumulative Fund Performance:
May 2, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
performing holdings included Precision Drilling Trust, Helix Energy Solutions Group, Inc. and Global Industries Ltd.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)
ENERGY SERVICES FUND	62.42%	9.21%	4.01%
S&P 500 INDEX	26.47%	0.42%	0.43%
S&P 500 ENERGY INDEX	13.86%	10.21%	9.29%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	10.8%
Transocean Ltd.	6.2%
Halliburton Co.	6.1%
National-Oilwell Varco, Inc.	5.1%
Weatherford International Ltd.	4.4%
Diamond Offshore Drilling, Inc.	4.4%
Baker Hughes, Inc.	4.2%
Noble Corp.	3.9%
Cameron International Corp.	3.9%
FMC Technologies, Inc.	3.2%

Top Ten Total	52.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

FINANCIAL SERVICES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies involved in the financial services sector (“Financial Services Companies”).
Inception: July 20, 2001
After trailing the broad market indices significantly in the first quarter of 2009, financial firms staged a significant rally which brought their returns for the year close to parity with those of the S&P 500 Index. The Consumer Finance, Real Estate, and Capital Market industries all posted strong returns in 2009, while the Banking and Insurance industries trailed broader market performance. For the one-year period ending December 31, 2009, Rydex Financial Services Fund returned 19.68%, while the S&P 500 Index gained 26.47% over the same period. The biggest positive contributor to Fund performance was the Capital Markets segment, which comprised 21.79% of the portfolio and contributed 13.25% to the Fund’s return. This was followed by positive contributions to Fund performance of 4.15% and 3.12% from Diversified Financial Services and Real Estate Investment Trusts (REITs), respectively. The worst performing industries for the period included Commercial Banks (-.73%) and Thrifts
Cumulative Fund Performance:
July 20, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
and Mortgage firms (-0.61%). Goldman Sachs Group, Inc., Barclays PLC (ADS) and Credit Suisse Group (ADS) were among the stocks which contributed the most to Fund performance during the year. Regions Financial Corp. (New), Citigroup, Inc. and Marshall & Ilsley Corp. were among the stocks that contributed the least to Fund performance for the period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/20/01)
FINANCIAL SERVICES FUND	19.68%	-9.43%	-3.40%
S&P 500 INDEX	26.47%	0.42%	0.95%
S&P 500 FINANCIALS INDEX	17.24%	-11.51%	-5.06%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.6%
Bank of America Corp.	3.4%
Wells Fargo & Co.	3.2%
Goldman Sachs Group, Inc.	2.7%
American Express Co.	1.9%
U.S. Bancorp	1.8%
Morgan Stanley	1.8%
Bank of New York Mellon Corp.	1.6%
MetLife, Inc.	1.5%
The Travelers Companies, Inc.	1.5%

Top Ten Total	23.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	13

FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).
Inception: June 19, 2001
The healthcare sector generated returns in line with the broader equity market. However, the intense national debate over new healthcare proposals produced wide differences in returns within the sector between the perceived winners and losers of healthcare legislation. Based on market movement, the Healthcare Technology and Life Science Tools industries will be beneficiaries of new legislation while Pharmaceutical and Biotechnology firms will be losers.
For the one-year period ended December 31, 2009, Rydex Health Care Fund returned 24.65%, compared with a 26.47% gain for the S&P 500 Index. The biggest positive contributors to Fund performance included the Pharmaceutical industry, which comprised 41.2% of the portfolio and contributed 13.25% to the Fund’s return. The Health Care Equipment & Supplies segment contributed 7.19% to Fund returns, while the Health Care Providers and Services industry contributed 6.19%.
Cumulative Fund Performance:
June 19, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
All of the industries represented in the portfolio generated positive returns for the year. The year’s top performing holdings included Schering-Plough Corp, Alcon, Inc. and Wyeth, while Genzyme Corp., Gilead Sciences, Inc. and Cephalon, Inc. were among the Fund’s weakest performers for the period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(06/19/01)
HEALTH CARE FUND	24.65%	2.92%	2.10%
S&P 500 INDEX	26.47%	0.42%	0.93%
S&P 500 HEALTH CARE INDEX	19.70%	2.57%	0.59%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	4.4%
Pfizer, Inc.	4.0%
Merck & Company, Inc.	3.5%
Abbott Laboratories	3.0%
Amgen, Inc.	2.5%
Teva Pharmaceutical Industries Ltd. — SP ADR	2.5%
Medtronic, Inc.	2.3%
Bristol-Myers Squibb Co.	2.3%
Eli Lilly & Co.	2.1%
Gilead Sciences, Inc.	2.1%

Top Ten Total	28.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

INTERNET FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).
Inception: May 24, 2001
Internet companies benefited as investors shifted from extreme risk aversion to risk seeking. Consequently, Internet firms posted some of the strongest market returns in 2009, as they demonstrated continued strong top line growth. The price gains were broad based, with the ten largest names in the Internet Sector posting increases above 30%. Internet Fund returned 65.85%, compared to a gain of 26.47% for the S&P 500 Index. Within the sector, Internet Software and Services, Internet Catalog & Retail and Communications Equipment were the biggest positive contributors to Fund performance, contributing 24.4%, 16.04% and 15.09%, respectively. Among the weaker industries were Media, Professional Services and Computer Peripherals. Google, Inc. (Cl A), Amazon.com, Inc. and Baidu, Inc. (ADS) were
Cumulative Fund Performance:
May 24, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
among the stocks which added the most to Fund performance for the year, while Palm, Inc., ValueClick, Inc. and Ciena Corp. were among the stocks which added the least to Fund performance for the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/24/01)
INTERNET FUND	65.85%	1.77%	-3.39%
S&P 500 INDEX	26.47%	0.42%	0.18%
S&P 500 INFORMATION TECHNOLOGY INDEX	61.72%	3.21%	-1.26%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Google, Inc. — Class A	10.5%
Cisco Systems, Inc.	8.8%
Qualcomm, Inc.	6.6%
Amazon.com, Inc.	5.8%
Research In Motion Ltd.	4.7%
Time Warner, Inc.	4.3%
eBay, Inc.	4.1%
Yahoo!, Inc.	3.6%
Broadcom Corp. — Class A	2.9%
Juniper Networks, Inc.	2.8%

Top Ten Total	54.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	15

FUND PROFILES (Unaudited) (continued)

LEISURE FUND
OBJECTIVE: Seeks capital appreciation by investing in companies in leisure and entertainment businesses (“Leisure Companies”).
Inception: May 22, 2001
Improving economic conditions boosted consumers’ discretionary spending. While mundane fast food enterprises trailed significantly, luxury hotel and media companies were strong performers, driving the out-performance of leisure companies relative to the broader market in 2009. Rydex Leisure Fund returned 36.72%, compared to a gain of 26.47% for the S&P 500 Index. Within the sector, the Hotels, Restaurants & Leisure segment, which comprised 56.6% of the portfolio, contributed 23.14% of the Fund’s return for the year, while media holdings contributed 15.31%. Automobiles, which comprised less than 1.0% if the portfolio, was the weakest segment, and reduced Fund performance by 0.18% for the year. Among the stocks that contributed the most to the Fund’s annual performance were Starbucks
Cumulative Fund Performance:
May 22, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
Corp., Las Vegas Sands Corp. and Carnival Corp. MGM MIRAGE, Eastman Kodak Co. and McDonald’s Corp. were among the Fund’s weakest holdings for the period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/22/01)
LEISURE FUND	36.72%	-4.44%	-2.26%
S&P 500 INDEX	26.47%	0.42%	0.04%
S&P 500 CONSUMER DISCRETIONARY INDEX	41.33%	-1.95%	-0.67%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
McDonald’s Corp.	5.0%
Walt Disney Co.	4.7%
Comcast Corp. — Class A	4.2%
News Corp.	3.8%
Time Warner, Inc.	3.5%
DIRECTV	3.5%
Carnival Corp.	3.1%
Viacom, Inc. — Class B	2.6%
Starbucks Corp.	2.5%
Yum! Brands, Inc.	2.5%

Top Ten Total	35.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

PRECIOUS METALS FUND
OBJECTIVE: To provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).
Inception: May 29, 1997
A resumption of global economic growth, most notably in emerging markets, led to significant price reflation for precious metals. Mining companies benefited both from price increases and higher capacity utilization. Precious Metals Fund returned 49.24%, compared to the 26.47% increase in the S&P 500 Index. The Metals & Mining holdings that comprise the Fund advanced 53.58% for the year. Freeport-McMoRan Copper & Gold Inc., Silver Wheaton Corp. and IAMGOLD Corp. were among the stocks which added the most to fund performance during the year. Apex Silver Mines, Royal Gold, Inc. and Harmony
Cumulative Fund Performance:
December 31, 1999 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
Gold Mining Co. Ltd. (ADS) were among the stocks which contributed the least to Fund performance.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	ONE	FIVE	TEN
	YEAR	YEAR	YEAR
PRECIOUS METALS FUND	49.24%	9.98%	9.77%
S&P 500 INDEX	26.47%	0.42%	-0.95%
S&P 500 MATERIALS INDEX	48.57%	4.26%	4.74%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan Copper & Gold, Inc.	13.3%
Barrick Gold Corp.	8.4%
Newmont Mining Corp.	8.3%
Goldcorp, Inc.	7.5%
Agnico-Eagle Mines Ltd.	5.4%
Southern Copper Corp.	4.4%
Yamana Gold, Inc.	4.3%
Kinross Gold Corp.	4.1%
AngloGold Ashanti Ltd. — SP ADR	4.0%
Randgold Resources Ltd. — SP ADR	3.6%

Top Ten Total	63.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	17

FUND PROFILES (Unaudited) (continued)

RETAILING FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail-order operations and other companies involved in selling products to consumers (“Retailing Companies”).
Inception: July 23, 2001
Retailing firms benefited from the economic recovery which began in 2009. Higher growth industries, including Internet & Catalog Retail and Specialty Retail, posted the strongest gains for the year, while lower growth, lower risk industries, including Distributors and Food & Staples Retailing, lagged. Overall the industry outperformed the broader equity market during the year. Retailing Fund returned 44.22%, compared to a gain of 26.47% for the S&P 500 Index. Within the sector, Specialty Retail, which comprised approximately half of the portfolio, contributed 24.89% to the Fund’s returns for the year. Internet Catalog and Retail and Multiline Retail contributed 10.40% and 10.16% to Fund returns, respectively. Fund performance for the year benefited most from Amazon.com, Inc., TJX Cos. and Nordstrom, Inc.
Cumulative Fund Performance:
July 23, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
Wal-Mart Stores, Inc., Rent-A-Center, Inc. and Genuine Parts Co. were among the Fund’s weakest performing stocks for the period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/23/01)
RETAILING FUND	44.22%	-0.38%	1.88%
S&P 500 INDEX	26.47%	0.42%	1.15%
S&P 500 CONSUMER DISCRETIONARY INDEX	41.33%	-1.95%	0.37%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	7.8%
Amazon.com, Inc.	4.2%
Home Depot, Inc.	3.8%
CVS Caremark Corp.	3.7%
Target Corp.	3.3%
Walgreen Co.	3.2%
Lowe’s Companies, Inc.	3.1%
Costco Wholesale Corp.	2.8%
Staples, Inc.	2.3%
Kohl’s Corp.	2.2%

Top Ten Total	36.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

TECHNOLOGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).
Inception: May 2, 2001
The technology sector provided the strongest equity returns in 2009, as the market began to anticipate the economic recovery and an ensuing computer equipment replacement cycle. Gains were broad-based, with all nine Technology segments generating above-market returns in excess of the broader market. At the top end of the spectrum, the Computers & Peripherals and Internet Software & Services industries posted the strongest returns. Technology Fund returned 55.60%, compared to a gain of 26.47% for the S&P 500 Index. Within the sector, Semiconductors & Semiconductor Equipment, Computers & Peripherals and Software were the biggest positive contributors to Fund performance, contributing 13.14%, 11.89% and 11.41%, respectively. Among the weaker industries were Office Electronics
Cumulative Fund Performance:
May 2, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
(-0.11%) and Life Science Tools & Services (0.09). Fund performance for the year got the biggest boost from Apple, Inc., Google, Inc. (Cl A) and Microsoft Corp., while Satyam Computer Services Ltd. (ADS), Nokia Corp. (ADR) and NCR Corp. were among the weakest performing stocks for the period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)
TECHNOLOGY FUND	55.60%	0.47%	-3.16%
S&P 500 INDEX	26.47%	0.42%	0.43%
S&P 500 INFORMATION TECHNOLOGY INDEX	61.72%	3.21%	-1.24%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	4.3%
Apple, Inc.	3.7%
Google, Inc. — Class A	3.5%
International Business Machines Corp.	3.4%
Cisco Systems, Inc.	3.0%
Oracle Corp.	2.9%
Hewlett-Packard Co.	2.9%
Intel Corp.	2.8%
Qualcomm, Inc.	2.3%
Visa, Inc.	2.0%

Top Ten Total	30.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	19

FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the development, manufacture or sale of communications services or communications equipment (“Telecommunications Companies”).
Inception: July 27, 2001
Telecommunication firms posted returns in line with the broad equity market in 2009. Higher risk industries such as Communications Equipment and Wireless Telecom generally outperformed the broad market, while staples-oriented industries, such as Diversified Telecommunications, lagged. Telecommunications Fund returned 28.68%, compared to a gain of 26.47% for the S&P 500 Index. Within the sector, the Communications Equipment segment, which comprised 42.23% of the portfolio, contributed 16.44% to the Fund’s performance for the year, while Wireless Telecommunications Services stocks, which comprised 25.10% of the portfolio, contributed 9.86% to Fund performance. All of the industry segments produced positive returns for the year. Cisco Systems Inc., Sprint Nextel Corp. and Research In Motion Ltd. were among
Cumulative Fund Performance:
July 27, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
the strongest performers for the year. MetroPCS Communications, Inc., Leap Wireless International, Inc. and Deutsche Telekom AG (ADR) were among the stocks which added least to Fund performance during the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/27/01)
TELECOMMUNICATIONS FUND	28.68%	-1.46%	-3.16%
S&P 500 INDEX	26.47%	0.42%	1.00%
S&P 500 TELECOMMUNICATION SERVICES INDEX	8.93%	1.86%	-2.81%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	10.9%
Cisco Systems, Inc.	9.9%
Verizon Communications, Inc.	8.1%
Qualcomm, Inc.	7.5%
Research In Motion Ltd.	5.3%
American Tower Corp. — Class A	3.5%
Motorola, Inc.	3.5%
Juniper Networks, Inc.	3.2%
Crown Castle International Corp.	2.8%
CenturyTel, Inc.	2.8%

Top Ten Total	57.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

TRANSPORTATION FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment (“Transportation Companies”).
Inception: June 11, 2001
Transportation firms lagged the broader equity market significantly in the first quarter of 2009, although the group gained some ground as the year progressed. The Airline industry performed particularly poorly during the year, initially reflecting economic weakness and capacity utilization concerns, while rising input costs subsequently took a toll. Transportation Fund returned 17.39%, compared to a gain of 26.47% for the S&P 500 Index. Within the sector, the Road & Rail segment, which accounted for 53.79% of the portfolio, contributed 23.24% to the Fund’s return for the year, while the Air Freight & Logistics segment, which accounted for 23.98% of the portfolio, contributed 3.42% to the Fund’s return. The Airlines industry, which comprised 16.96% of the portfolio, was the segment that detracted most from Fund performance, reducing results for the year by 8.78%. Canadian National
Cumulative Fund Performance:
June 11, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
Railway Co., Union Pacific Corp. and CSX Corp. were among the biggest contributors to Fund performance for the year, while AMR Corp., Delta Air Lines, Inc. and JetBlue Airways Corp. were among the stocks which provided the least performance to the Fund during the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(06/11/01)
TRANSPORTATION FUND	17.39%	-1.39%	2.07%
S&P 500 INDEX	26.47%	0.42%	0.53%
S&P 500 INDUSTRIALS INDEX	20.93%	-1.15%	0.11%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	9.0%
Burlington Northern Santa Fe Corp.	6.9%
Union Pacific Corp.	6.8%
FedEx Corp.	6.2%
Norfolk Southern Corp.	5.3%
CSX Corp.	5.3%
CH Robinson Worldwide, Inc.	3.8%
Delta Air Lines, Inc.	3.5%
Southwest Airlines Co.	3.5%
Ryanair Holdings PLC — SP ADR	3.4%

Top Ten Total	53.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	21

FUND PROFILES (Unaudited) (concluded)

UTILITIES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).
Inception: May 2, 2001
Utility companies underperformed the broader equity markets in 2009, as investors sought out industries with greater investment risk and return potential. Electric Utilities generated the weakest returns as power consumption declined in 2009 by the largest amount on record in the post-war period. Utilities Fund returned 13.80%, compared to a gain of 26.47% for the S&P 500 Index. Within the sector, the Gas Utilities segment advanced 28.59% for the year, adding 3.99% to Fund performance, while Multi-Utilities, which climbed 22.02%, contributed 7.29% to the Fund’s return. AES Corp., Sempra Energy and Calpine Corp. were among the Fund’s best performing stocks over the one-year period, while Allegheny Energy, Inc., Exelon Corp. and RRI Energy, Inc. were among the weakest performers.
Cumulative Fund Performance:
May 2, 2001 – December 31, 2009

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)
UTILITIES FUND	13.80%	3.88%	-1.57%
S&P 500 INDEX	26.47%	0.42%	0.43%
S&P 500 UTILITIES INDEX	11.91%	6.04%	0.77%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Exelon Corp.	3.5%
Southern Co.	3.2%
Dominion Resources, Inc.	3.0%
Duke Energy Corp.	2.9%
FPL Group, Inc.	2.9%
Public Service Enterprise Group, Inc.	2.5%
American Electric Power Company, Inc.	2.5%
PG&E Corp.	2.5%
Entergy Corp.	2.4%
Sempra Energy	2.3%

Top Ten Total	27.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

22	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009
     BANKING FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.4%(a)
Bank of New York Mellon Corp.	6,690	$187,119
Wells Fargo & Co.	6,826	184,234
JPMorgan Chase & Co.	4,416	184,015
U.S. Bancorp	8,171	183,929
Bank of America Corp.	11,977	180,374
PNC Financial Services Group, Inc.	3,372	178,008
BB&T Corp.	6,544	166,021
SunTrust Banks, Inc.	6,193	125,656
M&T Bank Corp.	1,700	113,713
Fifth Third Bancorp	11,477	111,901
Hudson City Bancorp, Inc.	7,942	109,044
Itau Unibanco Holding SA — SP ADR	4,630	105,749
New York Community Bancorp, Inc.	6,904	100,177
Regions Financial Corp.	18,622	98,510
People’s United Financial, Inc.	5,746	95,958
KeyCorp	16,041	89,028
Comerica, Inc.	2,946	87,113
Banco Bradesco SA — SP ADR	3,930	85,949
TFS Financial Corp.	6,515	79,092
Toronto-Dominion Bank	1,187	74,449
HSBC Holdings PLC — SP ADR	1,251	71,420
Commerce Bancshares, Inc.	1,827	70,741
Cullen/Frost Bankers, Inc.	1,402	70,100
First Horizon National Corp.*	5,090	68,212
Marshall & Ilsley Corp.	12,470	67,962
First Niagara Financial Group, Inc.	4,728	65,767
City National Corp.	1,420	64,752
Bank of Hawaii Corp.	1,281	60,284
Washington Federal, Inc.	3,047	58,929
Banco Santander Central Hispano SA — SP ADR	3,566	58,625
Valley National Bancorp	4,121	58,230
BancorpSouth, Inc.	2,409	56,515
Prosperity Bancshares, Inc.	1,365	55,242
Bank of Montreal	1,034	54,885
SVB Financial Group*	1,310	54,614
TCF Financial Corp.	3,929	53,513
Zions Bancorporation	4,154	53,296
FirstMerit Corp.	2,601	52,384
Westamerica Bancorporation	921	50,996
East West Bancorp, Inc.	3,168	50,054
Fulton Financial Corp.	5,670	49,442
Trustmark Corp.	2,174	49,002
Associated Banc-Corp.	4,364	48,048
Signature Bank*	1,427	45,521
Astoria Financial Corp.	3,643	45,283
NewAlliance Bancshares, Inc.	3,766	45,230

		MARKET
	SHARES	VALUE

Umpqua Holding Corp.	3,339	$44,776
Royal Bank of Canada	828	44,339
Old National Bancorp	3,440	42,759
MB Financial, Inc.	2,060	40,623
CVB Financial Corp.	4,549	39,303
Credit Suisse Group AG — SP ADR	778	38,246
UBS AG — SP ADR*	2,394	37,131
Wilmington Trust Corp.	3,003	37,057
MGIC Investment Corp.*	6,212	35,905
Webster Financial Corp.	3,014	35,776
Barclays PLC — SP ADR	2,010	35,376
National Penn Bancshares, Inc.	6,055	35,058
Radian Group, Inc.	4,640	33,918
Deutsche Bank AG — SP ADR	462	32,760
PrivateBancorp, Inc.	3,588	32,184
Cathay General Bancorp	3,600	27,180

Total Common Stocks (Cost $3,444,906)		4,611,477

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.6%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$25,984	25,984

Total Repurchase Agreement (Cost $25,984)		25,984

Total Investments 100.0% (Cost $3,470,890)		$4,637,461

Other Assets in Excess of Liabilities – 0.0%		$1,547

Net Assets – 100.0%		$4,639,008

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	23

SCHEDULE OF INVESTMENTS
December 31, 2009
     BASIC MATERIALS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 100.0%(a)
BHP Billiton Ltd. — SP ADR	18,922	$1,449,047
Monsanto Co.	16,269	1,329,991
Barrick Gold Corp.	32,068	1,262,838
Vale SA — SP ADR	43,309	1,257,260
Freeport-McMoRan Copper & Gold, Inc.*	15,118	1,213,824
Dow Chemical Co.	41,456	1,145,429
Potash Corporation of Saskatchewan	10,419	1,130,462
E.I. du Pont de Nemours and Co.	33,357	1,123,130
Goldcorp, Inc.	28,316	1,113,951
The Mosaic Co.	18,078	1,079,799
Southern Copper Corp.	32,741	1,077,506
Praxair, Inc.	12,185	978,577
Newmont Mining Corp.	20,581	973,687
Alcoa, Inc.	51,639	832,421
Air Products & Chemicals, Inc.	10,131	821,219
Nucor Corp.	16,833	785,259
International Paper Co.	25,404	680,319
Ecolab, Inc.	14,418	642,899
PPG Industries, Inc.	10,606	620,875
Agnico-Eagle Mines Ltd.	11,173	603,342
Weyerhaeuser Co.	13,936	601,199
United States Steel Corp.	10,763	593,257
Rio Tinto PLC — SP ADR	2,636	567,768
Vulcan Materials Co.	9,966	524,909
Gerdau SA — SP ADR	29,940	509,878
Cliffs Natural Resources, Inc.	10,713	493,762
Sigma-Aldrich Corp.	9,733	491,809
Cia Siderurgica Nacional SA — SP ADR	15,020	479,589
Owens-Illinois, Inc.*	14,484	476,089
MeadWestvaco Corp.	15,695	449,348
Teck Cominco Ltd. — Class B*	12,570	439,573
Ball Corp.	8,490	438,933
Lubrizol Corp.	6,014	438,721
ArcelorMittal	9,416	430,782
CF Industries Holdings, Inc.	4,721	428,572
Allegheny Technologies, Inc.	9,471	424,017
Celanese Corp.	13,201	423,752
Eastman Chemical Co.	6,953	418,849
Walter Industries, Inc.	5,350	402,909
Crown Holdings, Inc.*	15,690	401,350
Martin Marietta Materials, Inc.	4,473	399,931
Airgas, Inc.	8,334	396,698
FMC Corp.	7,104	396,119
Steel Dynamics, Inc.	22,102	391,647
AngloGold Ashanti Ltd. — SP ADR	9,507	381,991
Nalco Holding Co.	14,761	376,553
Sealed Air Corp.	16,888	369,172
Albemarle Corp.	10,104	367,482
Kinross Gold Corp.	19,915	366,436

		MARKET
	SHARES	VALUE

International Flavors & Fragrances, Inc.	8,751	$360,016
Terra Industries, Inc.	11,071	356,375
Reliance Steel & Aluminum Co.	8,186	353,799
Pactiv Corp.*	14,549	351,213
Bemis Co.	11,698	346,846
Ashland, Inc.	8,619	341,485
Sonoco Products Co.	11,579	338,686
Cemex SA de CV — SP ADR*	28,470	336,515
Valspar Corp.	12,033	326,576
RPM International, Inc.	15,911	323,471
Huntsman Corp.	28,630	323,233
AK Steel Holding Corp.	14,944	319,054
Scotts Miracle-Gro Co. — Class A	8,095	318,214
Greif, Inc. — Class A	5,890	317,942
Agrium, Inc.*	5,151	316,787
Domtar Corp.*	5,660	313,621
Titanium Metals Corp.*	24,893	311,660
Sociedad Quimica y Minera de Chile SA — SP ADR	8,220	308,825
Cia de Minas Buenaventura SA — SP ADR	9,190	307,589
Silgan Holdings, Inc.	5,285	305,896
Intrepid Potash, Inc.*	10,473	305,497
Packaging Corporation of America	13,211	303,985
Gold Fields Ltd. — SP ADR	22,596	296,234
Compass Minerals International, Inc.	4,394	295,233
Yamana Gold, Inc.	25,848	294,150
Temple-Inland, Inc.	13,919	293,830
Royal Gold, Inc.	5,970	281,187
Rock-Tenn Co. — Class A	5,470	275,743
W.R. Grace & Co.*	10,840	274,794
Randgold Resources Ltd. — SP ADR	3,445	272,568
Rockwood Holdings, Inc.*	11,410	268,820
Cytec Industries, Inc.	7,368	268,343
NewMarket Corp.	2,310	265,119
Cabot Corp.	9,844	258,208
Commercial Metals Co.	16,333	255,611
Century Aluminum Co.*	15,770	255,316
Eldorado Gold Corp.*	17,941	254,224
IAMGOLD Corp.	16,159	252,727
Ivanhoe Mines Ltd.*	17,240	251,876
Solutia, Inc.*	19,590	248,793
Hecla Mining Co.*	40,050	247,509
Coeur d’Alene Mines Corp.*	13,260	239,476
Silver Wheaton Corp.*	15,584	234,072
Olin Corp.	13,301	233,034
Harmony Gold Mining Company Ltd. — SP ADR	21,334	216,967
Pan American Silver Corp.*	6,214	147,955
Silver Standard Resources, Inc.*	5,950	130,127

Total Common Stocks (Cost $30,786,074)		46,502,131

24	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     BASIC MATERIALS FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.3%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$141,770	$141,770

Total Repurchase Agreement (Cost $141,770)		141,770

Total Investments 100.3% (Cost $30,927,844)		$46,643,901

Liabilities in Excess of
Other Assets — (0.3)%		$(122,026)

Net Assets – 100.0%		$46,521,875

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.

See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	25

SCHEDULE OF INVESTMENTS
December 31, 2009
     BIOTECHNOLOGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%(a)
Amgen, Inc.*	31,458	$1,779,579
Gilead Sciences, Inc.*	33,209	1,437,285
Celgene Corp.*	22,167	1,234,259
Biogen Idec, Inc.*	17,733	948,715
Genzyme Corp.*	17,191	842,531
Human Genome Sciences, Inc.*	19,431	594,589
Cephalon, Inc.*	9,474	591,272
Vertex Pharmaceuticals, Inc.*	13,643	584,603
Dendreon Corp.*	16,540	434,671
United Therapeutics Corp.*	7,275	383,029
Myriad Genetics, Inc.*	14,566	380,173
Onyx Pharmaceuticals, Inc.*	11,463	336,324
Alexion Pharmaceuticals, Inc.*	6,653	324,799
Amylin Pharmaceuticals, Inc.*	22,310	316,579
OSI Pharmaceuticals, Inc.*	10,140	314,644
Isis Pharmaceuticals, Inc.*	23,138	256,832
Incyte Corp.*	27,580	251,254
Cubist Pharmaceuticals, Inc.*	12,943	245,529
Savient Pharmaceuticals, Inc.*	16,918	230,254
Acorda Therapeutics, Inc.*	9,108	229,704
BioMarin Pharmaceuticals, Inc.*	11,561	217,462
PDL BioPharma, Inc.	29,983	205,683
Regeneron Pharmaceuticals, Inc.*	7,200	174,096
MannKind Corp.*	17,350	151,986
Allos Therapeutics, Inc.*	20,610	135,408
BioCryst Pharmaceuticals, Inc.*	20,130	130,040
AMAG Pharmaceuticals, Inc.*	3,295	125,309
Geron Corp.*	20,391	113,170
Alkermes, Inc.*	11,815	111,179

Total Common Stocks (Cost $9,099,252)		13,080,958

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.9%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$113,220	113,220

Total Repurchase Agreement (Cost $113,220)		113,220

Total Investments 100.4% (Cost $9,212,472)		$13,194,178

Liabilities in Excess of Other Assets – (0.4)%		$(50,116)

Net Assets – 100.0%		$13,144,062

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

26	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     CONSUMER PRODUCTS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.3%(a)
Procter & Gamble Co.	22,351	$1,355,141
Coca-Cola Co.	20,855	1,188,735
PepsiCo, Inc.	16,557	1,006,666
Philip Morris International, Inc.	20,235	975,125
Colgate-Palmolive Co.	8,108	666,072
Kraft Foods, Inc.	24,066	654,114
Altria Group, Inc.	33,260	652,894
Kimberly-Clark Corp.	8,389	534,463
General Mills, Inc.	7,083	501,547
Kellogg Co.	8,883	472,576
Archer-Daniels-Midland Co.	14,982	469,086
Sysco Corp.	15,073	421,140
Reynolds American, Inc.	7,705	408,134
H.J. Heinz Co.	9,004	385,011
Avon Products, Inc.	12,210	384,615
Lorillard, Inc.	4,716	378,365
Kroger Co.	18,339	376,500
Campbell Soup Co.	10,532	355,982
ConAgra Foods, Inc.	14,549	335,354
Coca-Cola Enterprises, Inc.	15,725	333,370
Estee Lauder Companies, Inc. — Class A	6,717	324,834
Mead Johnson Nutrition Co. — Class A	7,280	318,136
Molson Coors Brewing Co. — Class B	6,824	308,172
Bunge Ltd.	4,828	308,171
Safeway, Inc.	14,270	303,808
Sara Lee Corp.	24,788	301,918
Clorox Co.	4,947	301,767
Brown-Forman Corp. — Class B	5,557	297,688
Pepsi Bottling Group, Inc.	7,933	297,487
Hershey Co.	8,198	293,406
J.M. Smucker Co.	4,667	288,187
Dr Pepper Snapple Group, Inc.	9,677	273,859
Cia de Bebidas das Americas — SP ADR	2,600	262,834
Unilever NV	7,987	258,220
Hormel Foods Corp.	6,198	238,313
Diageo PLC — SP ADR	3,294	228,636
McCormick & Company, Inc.	6,289	227,222
Tyson Foods, Inc. — Class A	18,136	222,529
Fomento Economico Mexicano SA de CV	4,580	219,290
Church & Dwight Company, Inc.	3,568	215,686
Energizer Holdings, Inc.*	3,487	213,683

		MARKET
	SHARES	VALUE

Green Mountain Coffee Roasters, Inc.*	2,546	$207,423
Whole Foods Market, Inc.*	7,474	205,161
PepsiAmericas, Inc.	6,780	198,383
Hansen Natural Corp.*	5,164	198,298
Constellation Brands, Inc. — Class A*	12,362	196,927
Ralcorp Holdings, Inc.*	3,214	191,908
Alberto-Culver Co.	6,170	180,719
SUPERVALU, Inc.	13,397	170,276
NBTY, Inc.*	3,880	168,935
Smithfield Foods, Inc.*	10,670	162,077
Herbalife Ltd.	3,950	160,251
Del Monte Foods Co.	13,990	158,647
Corn Products International, Inc.	5,320	155,504
Flowers Foods, Inc.	6,520	154,915
Central European Distribution Corp.*	5,360	152,278
Tootsie Roll Industries, Inc.	5,120	140,186
Casey’s General Stores, Inc.	4,250	135,660
Nu Skin Enterprises, Inc.	5,000	134,350
Fresh Del Monte Produce, Inc.*	5,850	129,285
TreeHouse Foods, Inc.*	3,170	123,186
Lancaster Colony Corp.	2,450	121,765
Bare Escentuals, Inc.*	8,910	108,969

Total Common Stocks (Cost $16,565,758)		21,113,839

WARRANTS 0.0%(a) Krispy Kreme Doughnuts, Inc.* $12.21, 03/02/12	17	1

Total Warrants (Cost $—)		1

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.3%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$61,349	61,349

Total Repurchase Agreement (Cost $61,349)		61,349

Total Investments 99.6% (Cost $16,627,107)		$21,175,189

Other Assets in Excess of Liabilities – 0.4%		$76,995

Net Assets – 100.0%		$21,252,184

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	27

SCHEDULE OF INVESTMENTS
December 31, 2009
     ELECTRONICS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%(a)
Intel Corp.	131,799	$2,688,700
Texas Instruments, Inc.	54,839	1,429,104
Applied Materials, Inc.	77,701	1,083,152
Broadcom Corp. — Class A*	30,454	957,778
Marvell Technology Group Ltd.*	44,027	913,560
NVIDIA Corp.*	44,225	826,123
Micron Technology, Inc.*	76,110	803,722
Analog Devices, Inc.	23,860	753,499
Xilinx, Inc.	26,090	653,815
Linear Technology Corp.	21,307	650,716
Taiwan Semiconductor Manufacturing Company Ltd. — SP ADR	56,192	642,836
Altera Corp.	28,309	640,633
Advanced Micro Devices, Inc.*	65,979	638,677
Maxim Integrated Products, Inc.	30,677	622,743
Cree, Inc.*	10,897	614,264
KLA-Tencor Corp.	16,983	614,105
Microchip Technology, Inc.	19,671	571,639
Lam Research Corp.*	14,219	557,527
LSI Logic Corp.*	84,953	510,568
ON Semiconductor Corp.*	56,580	498,470
National Semiconductor Corp.	30,954	475,453
MEMC Electronic Materials, Inc.*	33,379	454,622
Rambus, Inc.*	16,950	413,580
Varian Semiconductor Equipment Associates, Inc.*	11,309	405,767
Skyworks Solutions, Inc.*	28,047	397,987
Atheros Communications, Inc.*	11,360	388,966
Silicon Laboratories, Inc.*	7,777	375,940
Novellus Systems, Inc.*	15,648	365,224
PMC — Sierra, Inc.*	40,703	352,488
Intersil Corp. — Class A	22,844	350,427
Teradyne, Inc.*	32,316	346,751
ASML Holding NV	9,372	319,491
Cypress Semiconductor Corp.*	30,077	317,613
Microsemi Corp.*	16,902	300,011
Fairchild Semiconductor International, Inc.*	28,781	287,522
Veeco Instruments, Inc.*	8,560	282,822
Integrated Device Technology, Inc.*	41,099	265,911
Cymer, Inc.*	6,878	263,978
Formfactor, Inc.*	12,066	262,556
Tessera Technologies, Inc.*	10,961	255,062
Cavium Networks, Inc.*	10,560	251,645
Netlogic Microsystems, Inc.*	5,380	248,879
OmniVision Technologies, Inc.*	15,620	226,959
Amkor Technology, Inc.*	27,324	195,640

		MARKET
	SHARES	VALUE

Triquint Semiconductor, Inc.*	26,337	$158,022
Applied Micro Circuits Corp.*	19,370	144,694
Semtech Corp.*	7,493	127,456

Total Common Stocks (Cost $17,489,572)		24,907,097

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.5%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$124,209	124,209

Total Repurchase Agreement (Cost $124,209)		124,209

Total Investments 100.0% (Cost $17,613,781)		$25,031,306

Liabilities in Excess of
Other Assets — 0.0%		$(2,069)

Net Assets – 100.0%		$25,029,237

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
28	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     ENERGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 100.0%(a)
Exxon Mobil Corp.	37,116	$2,530,940
Chevron Corp.	22,870	1,760,761
Schlumberger Ltd.	19,613	1,276,610
ConocoPhillips	24,302	1,241,103
Occidental Petroleum Corp.	14,345	1,166,966
Petroleo Brasileiro SA	21,267	1,014,011
Apache Corp.	8,199	845,891
Devon Energy Corp.	11,225	825,038
Anadarko Petroleum Corp.	12,635	788,677
XTO Energy, Inc.	15,707	730,847
Transocean Ltd.*	8,820	730,296
Halliburton Co.	24,126	725,951
EOG Resources, Inc.	7,370	717,101
Marathon Oil Corp.	21,454	669,794
Hess Corp.	10,857	656,849
National-Oilwell Varco, Inc.	13,687	603,460
Southwestern Energy Co.*	12,239	589,920
Chesapeake Energy Corp.	22,572	584,163
Suncor Energy, Inc.	15,328	541,232
Diamond Offshore Drilling, Inc.	5,399	531,370
Weatherford International Ltd.*	29,273	524,279
Spectra Energy Corp.	25,147	515,765
Williams Companies, Inc.	23,716	499,933
Peabody Energy Corp.	11,004	497,491
Noble Energy, Inc.	6,930	493,555
Baker Hughes, Inc.	12,182	493,127
BP PLC — SP ADR	8,386	486,136
Royal Dutch Shell PLC — SP ADR	8,086	486,049
Canadian Natural Resources Ltd.	6,486	466,668
Noble Corp.	11,381	463,207
Cameron International Corp.*	11,033	461,179
Murphy Oil Corp.	8,429	456,852
Total SA — SP ADR	6,924	443,413
Consol Energy, Inc.	8,841	440,282
Valero Energy Corp.	25,844	432,887
Range Resources Corp.	7,927	395,161
FMC Technologies, Inc.*	6,527	377,522
PetroHawk Energy Corp.*	15,727	377,291
El Paso Corp.	38,016	373,697
Smith International, Inc.	13,444	365,273
Tenaris SA — SP ADR	8,531	363,847
Newfield Exploration Co.*	7,524	362,883
EnCana Corp.	11,062	358,298
Nabors Industries Ltd.*	15,965	349,474
Pioneer Natural Resources Co.	7,170	345,379
Pride International, Inc.*	10,409	332,151
Ensco International PLC — SP ADR	8,288	331,023
BJ Services Co.	17,457	324,700
Alpha Natural Resources, Inc.*	7,295	316,457
Talisman Energy, Inc.	16,952	315,985

		MARKET
	SHARES	VALUE

Cimarex Energy Co.	5,758	$305,001
EXCO Resources, Inc.	14,164	300,702
Cabot Oil & Gas Corp.	6,865	299,245
Helmerich & Payne, Inc.	7,267	289,808
Concho Resources, Inc.*	6,259	281,029
Denbury Resources, Inc.*	18,950	280,460
Plains Exploration & Production Co.*	10,130	280,196
Arch Coal, Inc.	12,533	278,859
Massey Energy Co.	6,580	276,426
Whiting Petroleum Corp.*	3,864	276,160
Oceaneering International, Inc.*	4,450	260,414
Nexen, Inc.	10,854	259,736
Cameco Corp.	8,027	258,229
Sunoco, Inc.	9,600	250,560
Southern Union Co.	10,539	239,235
Encore Acquisition Co.*	4,930	236,739
Dresser-Rand Group, Inc.*	7,323	231,480
Tidewater, Inc.	4,796	229,968
Forest Oil Corp.*	9,985	222,166
Quicksilver Resources, Inc.*	14,771	221,713
Rowan Companies, Inc.*	9,740	220,514
Atwood Oceanics, Inc.*	6,131	219,796
Atlas Energy, Inc.	7,230	218,129
Patterson-UTI Energy, Inc.	13,937	213,933
Dril-Quip, Inc.*	3,694	208,637
St. Mary Land & Exploration Co.	6,077	208,076
Unit Corp.*	4,810	204,425
Oil States International, Inc.*	5,180	203,522
Frontline Ltd.	7,320	199,982
Comstock Resources, Inc.*	4,900	198,793
SandRidge Energy, Inc.*	21,053	198,530
Tesoro Corp.	14,573	197,464
Continental Resources, Inc.*	4,537	194,592
Superior Energy Services*	8,002	194,369
Ultra Petroleum Corp.*	3,886	193,756

Total Common Stocks (Cost $23,868,220)		39,333,588

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.8%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$316,934	316,934

Total Repurchase Agreement (Cost $316,934)		316,934

Total Investments 100.8% (Cost $24,185,154)		$39,650,522

Liabilities in Excess of
Other Assets — (0.8)%		$(297,684)

Net Assets – 100.0%		$39,352,838

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	29

SCHEDULE OF INVESTMENTS
December 31, 2009
     ENERGY SERVICES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%(a)
Schlumberger Ltd.	68,904	$4,484,961
Transocean Ltd.*	30,981	2,565,227
Halliburton Co.	84,794	2,551,451
National-Oilwell Varco, Inc.	48,106	2,120,994
Weatherford International Ltd.*	102,868	1,842,366
Diamond Offshore Drilling, Inc.	18,661	1,836,616
Baker Hughes, Inc.	42,796	1,732,382
Noble Corp.	39,986	1,627,430
Cameron International Corp.*	38,773	1,620,711
FMC Technologies, Inc.*	22,940	1,326,850
Smith International, Inc.	47,242	1,283,565
Nabors Industries Ltd.*	56,102	1,228,073
Pride International, Inc.*	36,583	1,167,364
Ensco International PLC — SP ADR	29,113	1,162,773
BJ Services Co.	61,354	1,141,184
Tenaris SA — SP ADR	23,972	1,022,406
Helmerich & Payne, Inc.	25,540	1,018,535
Oceaneering International, Inc.*	15,467	905,129
Dresser-Rand Group, Inc.*	25,721	813,041
Tidewater, Inc.	16,653	798,511
Rowan Companies, Inc.*	34,220	774,741
Atwood Oceanics, Inc.*	21,166	758,801
Patterson-UTI Energy, Inc.	48,981	751,858
Dril-Quip, Inc.*	13,158	743,164
Unit Corp.*	16,731	711,068
Oil States International, Inc.*	18,004	707,377
Superior Energy Services*	28,115	682,913
CARBO Ceramics, Inc.	9,290	633,299
SEACOR Holdings, Inc.*	8,199	625,174
Exterran Holdings, Inc.*	27,463	589,081
Helix Energy Solutions Group, Inc.*	47,110	553,543
Key Energy Services, Inc.*	39,365	346,018
Complete Production Services, Inc.*	26,000	338,000
Global Industries Ltd.*	45,131	321,784
Bristow Group, Inc.*	7,699	296,027
Core Laboratories	1,810	213,797

Total Common Stocks (Cost $23,092,111)		41,296,214

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.3%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$141,250	$141,250

Total Repurchase Agreement (Cost $141,250)		141,250

Total Investments 99.8% (Cost $23,233,361)		$41,437,464

Other Assets in Excess of Liabilities – 0.2%		$62,822

Net Assets – 100.0%		$41,500,286

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
30	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     FINANCIAL SERVICES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.4%(a)
JPMorgan Chase & Co.	14,724	$613,549
Bank of America Corp.	38,509	579,946
Wells Fargo & Co.	20,474	552,593
Goldman Sachs Group, Inc.	2,696	455,193
American Express Co.	8,043	325,902
U.S. Bancorp	13,860	311,989
Morgan Stanley	10,247	303,311
Bank of New York Mellon Corp.	9,936	277,910
MetLife, Inc.	7,137	252,293
The Travelers Companies, Inc.	5,006	249,599
Franklin Resources, Inc.	2,205	232,297
Prudential Financial, Inc.	4,596	228,697
PNC Financial Services Group, Inc.	4,306	227,314
State Street Corp.	5,208	226,756
Simon Property Group, Inc.	2,828	225,656
CME Group, Inc.	671	225,422
Charles Schwab Corp.	11,915	224,240
American International Group, Inc.*	7,400	221,852
AFLAC, Inc.	4,733	218,901
Capital One Financial Corp.	5,127	196,569
ACE Ltd.*	3,890	196,056
BB&T Corp.	7,686	194,994
Chubb Corp.	3,947	194,113
Allstate Corp.	6,444	193,578
Loews Corp.	5,093	185,131
Public Storage	2,164	176,258
T. Rowe Price Group, Inc.	3,271	174,181
HSBC Holdings PLC — SP ADR	2,975	169,843
Itau Unibanco Holding SA — SP ADR	7,330	167,417
Progressive Corp.*	9,282	166,983
Vornado Realty Trust	2,371	165,837
TD Ameritrade Holding Corp.*	8,468	164,110
Marsh & McLennan Companies, Inc.	7,235	159,749
Northern Trust Corp.	3,031	158,824
Blackrock, Inc.	656	152,323
Aon Corp.	3,941	151,098
Ameriprise Financial, Inc.	3,819	148,254
SunTrust Banks, Inc.	7,279	147,691
Equity Residential	4,364	147,416
Invesco Ltd.	6,064	142,443
Hartford Financial Services Group, Inc.	6,060	140,956
Banco Santander Central Hispano SA — SP ADR	8,491	139,592
Boston Properties, Inc.	2,080	139,506
HCP, Inc.	4,558	139,201
Annaly Capital Management, Inc.	7,959	138,089
Discover Financial Services	9,288	136,626
IntercontinentalExchange, Inc.*	1,216	136,557
Banco Bradesco SA — SP ADR	6,210	135,813
M&T Bank Corp.	2,001	133,847

		MARKET
	SHARES	VALUE

Fifth Third Bancorp	13,453	$131,167
Principal Financial Group, Inc.	5,418	130,249
Lincoln National Corp.	5,216	129,774
Host Hotels & Resorts, Inc.*	10,962	127,926
Hudson City Bancorp, Inc.	9,295	127,620
Ventas, Inc.	2,811	122,953
AvalonBay Communities, Inc.	1,490	122,344
ProLogis	8,776	120,143
NYSE Euronext	4,727	119,593
Unum Group	6,087	118,818
Plum Creek Timber Company, Inc. (REIT)	3,124	117,962
XL Capital Ltd.	6,435	117,954
New York Community Bancorp, Inc.	8,096	117,473
Toronto-Dominion Bank	1,865	116,973
Regions Financial Corp.	21,929	116,004
Moody’s Corp.	4,318	115,722
Leucadia National Corp.*	4,810	114,430
PartnerRe Ltd.	1,531	114,304
KIMCO Realty Corp.	8,356	113,057
Brookfield Properties Corp.	9,293	112,631
People’s United Financial, Inc.	6,720	112,224
Genworth Financial, Inc. — Class A*	9,831	111,582
SLM Corp.*	9,640	108,643
Health Care REIT, Inc.	2,436	107,964
Everest Re Group Ltd.	1,240	106,243
Legg Mason, Inc.	3,500	105,560
KeyCorp	18,897	104,878
Royal Bank of Canada	1,947	104,262
Deutsche Bank AG — SP ADR	1,460	103,529
Comerica, Inc.	3,447	101,928
Lazard Ltd. — Class A	2,670	101,380
Willis Group Holdings PLC	3,716	98,028
Federal Realty Investment Trust	1,445	97,855
Cincinnati Financial Corp.	3,699	97,062
Arch Capital Group Ltd.*	1,351	96,664
CB Richard Ellis Group, Inc. — Class A*	7,120	96,618
NASDAQ OMX Group, Inc.*	4,810	95,334
W.R. Berkley Corp.	3,869	95,332
Jefferies Group, Inc.*	4,004	95,015
Axis Capital Holdings Ltd.	3,325	94,463
Assured Guaranty Ltd.	4,290	93,350
Nationwide Health Properties, Inc.	2,647	93,121
Digital Realty Trust, Inc.	1,850	93,018
SL Green Realty Corp.	1,820	91,437
Torchmark Corp.	2,070	90,976
AMB Property Corp.	3,559	90,932
Manulife Financial Corp.	4,950	90,783
Eaton Vance Corp.	2,931	89,132
Transatlantic Holdings, Inc.	1,710	89,108
Liberty Property Trust	2,754	88,156
Reinsurance Group of America, Inc.	1,850	88,152

See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	31

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     FINANCIAL SERVICES FUND

		MARKET
	SHARES	VALUE

Validus Holdings Ltd.	3,270	$88,094
UBS AG — SP ADR*	5,672	87,973
RenaissanceRe Holdings Ltd.	1,631	86,688
Assurant, Inc.	2,936	86,553
Bank of Montreal	1,622	86,096
Rayonier, Inc.	2,020	85,163
SEI Investments Co.	4,859	85,130
Brookfield Asset Management, Inc. — Class A	3,832	84,994
MSCI, Inc. — Class A*	2,640	83,952
Commerce Bancshares, Inc.	2,140	82,861

Total Common Stocks (Cost $12,772,248)		17,043,805

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.4%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$76,971	76,971

Total Repurchase Agreement (Cost $76,971)		76,971

Total Investments 99.8% (Cost $12,849,219)		$17,120,776

Other Assets in Excess of Liabilities – 0.2%		$42,201

Net Assets – 100.0%		$17,162,977

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.

REIT—Real Estate Investment Trust.

32	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     HEALTH CARE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.3%(a)
Johnson & Johnson	18,343	$1,181,473
Pfizer, Inc.	59,156	1,076,048
Merck & Company, Inc.	25,469	930,637
Abbott Laboratories	15,064	813,305
Amgen, Inc.*	12,093	684,101
Teva Pharmaceutical Industries Ltd. — SP ADR	11,782	661,913
Medtronic, Inc.	14,312	629,442
Bristol-Myers Squibb Co.	24,532	619,433
Eli Lilly & Co.	15,982	570,717
Gilead Sciences, Inc.*	12,765	552,469
Baxter International, Inc.	9,052	531,171
UnitedHealth Group, Inc.	17,004	518,282
Medco Health Solutions, Inc.*	7,690	491,468
Celgene Corp.*	8,518	474,282
WellPoint, Inc.*	7,844	457,227
Express Scripts, Inc.*	4,987	431,126
Stryker Corp.	7,951	400,492
Allergan, Inc.	6,343	399,672
Becton, Dickinson & Co.	5,012	395,246
Thermo Fisher Scientific, Inc.*	8,149	388,626
Biogen Idec, Inc.*	6,821	364,923
McKesson Corp.	5,735	358,437
Boston Scientific Corp.*	37,011	333,099
Aetna, Inc.	10,286	326,066
Genzyme Corp.*	6,607	323,809
Zimmer Holdings, Inc.*	5,357	316,652
Intuitive Surgical, Inc.*	1,043	316,363
St. Jude Medical, Inc.*	8,573	315,315
Cardinal Health, Inc.	9,527	307,150
Quest Diagnostics, Inc.	4,903	296,043
Covidien PLC	6,100	292,129
Forest Laboratories, Inc.*	8,696	279,229
CIGNA Corp.	7,784	274,542
Life Technologies Corp.*	5,248	274,103
Novartis AG — SP ADR	4,900	266,707
Hospira, Inc.*	5,211	265,761
Vertex Pharmaceuticals, Inc.*	6,174	264,556
Laboratory Corporation of America Holdings*	3,350	250,714
AmerisourceBergen Corp.	9,380	244,537
Warner Chilcott PLC*	8,573	244,073
Humana, Inc.*	5,554	243,765
Cerner Corp.*	2,930	241,549
C.R. Bard, Inc.	3,013	234,713
GlaxoSmithKline PLC — SP ADR	5,555	234,699
Sanofi-Aventis — SP ADR	5,849	229,690
Human Genome Sciences, Inc.*	7,354	225,032

		MARKET
	SHARES	VALUE

Varian Medical Systems, Inc.*	4,712	$220,757
Waters Corp.*	3,527	218,533
DaVita, Inc.*	3,684	216,398
Alcon, Inc. — SP ADR	1,313	215,792
CareFusion Corp.*	8,520	213,085
Mylan Laboratories, Inc.*	11,521	212,332
DENTSPLY International, Inc.	5,926	208,417
Edwards Lifesciences Corp.*	2,354	204,445
Watson Pharmaceuticals, Inc.*	5,020	198,842
Cephalon, Inc.*	3,168	197,715
Henry Schein, Inc.*	3,720	195,672
Beckman Coulter, Inc.	2,884	188,729
Alexion Pharmaceuticals, Inc.*	3,833	187,127
AstraZeneca PLC — SP ADR	3,962	185,976
Illumina, Inc.*	6,064	185,862
Hologic, Inc.*	12,445	180,453
Millipore Corp.*	2,484	179,717
ResMed, Inc.*	3,424	178,972
IMS Health, Inc.	8,350	175,851
Mettler-Toledo International, Inc.*	1,670	175,333
Perrigo Co.	4,400	175,296
Covance, Inc.*	3,190	174,078
Dendreon Corp.*	6,358	167,088
Patterson Companies, Inc.*	5,970	167,041
Coventry Health Care, Inc.*	6,850	166,387
Community Health Systems, Inc.*	4,660	165,896
Inverness Medical Innovations, Inc.*	3,990	165,625
King Pharmaceuticals, Inc.*	13,000	159,510
Omnicare, Inc.	6,414	155,155
Pharmaceutical Product Development, Inc.	6,570	154,001
Universal Health Services, Inc. — Class B	4,950	150,975
Mednax, Inc.*	2,510	150,901
Shire PLC — SP ADR	2,558	150,155
Kinetic Concepts, Inc.*	3,930	147,965
United Therapeutics Corp.*	2,790	146,894
Myriad Genetics, Inc.*	5,599	146,134
Valeant Pharmaceuticals International*	4,560	144,962
Endo Pharmaceuticals Holdings, Inc.*	6,890	141,314
Lincare Holdings, Inc.*	3,790	140,685
PerkinElmer, Inc.	6,760	139,188
Health Net, Inc.*	5,940	138,343

Total Common Stocks (Cost $20,466,674)		26,718,387

See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	33

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     HEALTH CARE FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.6%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$153,030	$153,030

Total Repurchase Agreement (Cost $153,030)		153,030

Total Investments 99.9% (Cost $20,619,704)		$26,871,417

Other Assets in Excess of Liabilities – 0.1%		$24,846

Net Assets – 100.0%		$26,896,263

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.

34	|	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     INTERNET FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%(a)
Google, Inc. — Class A*	5,148	$3,191,657
Cisco Systems, Inc.*	111,289	2,664,259
Qualcomm, Inc.	43,312	2,003,613
Amazon.com, Inc.*	13,045	1,754,813
Research In Motion Ltd.*	21,231	1,433,942
Time Warner, Inc.	44,592	1,299,411
eBay, Inc.*	53,023	1,248,161
Yahoo!, Inc.*	66,035	1,108,067
Broadcom Corp. — Class A*	27,837	875,474
Juniper Networks, Inc.*	32,407	864,295
Symantec Corp.*	48,295	863,998
Baidu, Inc. — SP ADR*	2,052	843,844
Priceline.com, Inc.*	3,213	702,040
Intuit, Inc.*	22,848	701,662
Expedia, Inc.*	24,139	620,614
BMC Software, Inc.*	15,465	620,147
Check Point Software Technologies Ltd.*	17,891	606,147
Sun Microsystems, Inc.*	63,344	593,533
McAfee, Inc.*	14,250	578,123
Red Hat, Inc.*	17,870	552,183
VeriSign, Inc.*	20,842	505,210
NetEase.com, Inc.*	13,070	491,563
F5 Networks, Inc.*	8,868	469,827
Akamai Technologies, Inc.*	18,466	467,744
Equinix, Inc.*	4,327	459,311
Netflix, Inc.*	7,172	395,464
IAC/InterActiveCorp*	18,594	380,805
Sina Corp.*	8,260	373,187
AOL, Inc.*	15,239	354,764
VistaPrint NV*	6,181	350,215
MercadoLibre, Inc.*	6,660	345,454
Sohu.com, Inc.*	6,016	344,596
Monster Worldwide, Inc.*	19,550	340,170
Palm, Inc.*	26,258	263,630
Rackspace Hosting, Inc.*	10,980	228,933
Digital River, Inc.*	8,470	228,605
Ciena Corp.*	20,863	226,155
NutriSystem, Inc.	7,110	221,619
TIBCO Software, Inc.*	20,310	195,585
Blue Nile, Inc.*	2,330	147,559
ValueClick, Inc.*	14,400	145,728
EarthLink, Inc.	17,080	141,935

Total Common Stocks (Cost $21,719,703)		30,204,042

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.6%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$182,277	$182,277

Total Repurchase Agreement (Cost $182,277)		182,277

Total Investments 100.1% (Cost $21,901,980)		$30,386,319

Liabilities in Excess of Other Assets – (0.1)%		$(26,426)

Net Assets – 100.0%		$30,359,893

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	35

SCHEDULE OF INVESTMENTS
December 31, 2009
     LEISURE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.6%(a)
McDonald’s Corp.	9,368	$584,938
Walt Disney Co.	17,214	555,151
Comcast Corp. — Class A	29,012	489,142
News Corp.	32,409	443,679
Time Warner, Inc.	14,197	413,701
DIRECTV*	12,141	404,902
Carnival Corp.*	11,362	360,062
Viacom, Inc. — Class B*	10,213	303,632
Starbucks Corp.*	12,953	298,696
Yum! Brands, Inc.	8,279	289,517
Activision Blizzard, Inc.*	24,424	271,351
Time Warner Cable, Inc.	6,490	268,621
Grupo Televisa SA — SP ADR	11,940	247,874
McGraw-Hill Companies, Inc.	6,770	226,863
CBS Corp.	16,060	225,643
Las Vegas Sands Corp.*	14,781	220,828
Marriott International, Inc. — Class A	8,021	218,572
DISH Network Corp. — Class A	10,360	215,177
Cablevision Systems Corp. — Class A	7,670	198,039
Discovery Communications, Inc. — Class A*	6,440	197,515
Mattel, Inc.	9,567	191,149
Wynn Resorts Ltd.	3,226	187,850
Starwood Hotels & Resorts Worldwide, Inc.	5,087	186,032
Electronic Arts, Inc.*	10,013	177,731
Liberty Global, Inc. — Class A*	8,060	176,595
Harley-Davidson, Inc.	6,950	175,140
Tim Hortons, Inc.	5,615	171,314
Virgin Media, Inc.	9,930	167,122
International Game Technology, Inc.	8,852	166,152
Royal Caribbean Cruises Ltd.*	6,479	163,789
Darden Restaurants, Inc.	4,659	163,391
Hasbro, Inc.	4,688	150,297
Marvel Entertainment, Inc.*	2,715	146,827
MGM MIRAGE*	15,274	139,299
Gannett Company, Inc.	9,050	134,392
DreamWorks Animation SKG, Inc. — Class A*	3,349	133,793
Wyndham Worldwide Corp.	6,624	133,606
Scripps Networks Interactive, Inc.	3,010	124,915
Chipotle Mexican Grill, Inc. — Class A*	1,333	117,517
Burger King Holdings, Inc.	6,066	114,162
WMS Industries, Inc.*	2,736	109,440
Regal Entertainment Group — Class A	7,524	108,647

		MARKET
	SHARES	VALUE

Liberty Media Corp. — Starz*	2,353	$108,591
Bally Technologies, Inc.*	2,579	106,487
New York Times Co. — Class A*	8,570	105,925
Penn National Gaming, Inc.*	3,884	105,567
Panera Bread Co.*	1,557	104,272
Washington Post Co. — Class B	220	96,712
Brinker International, Inc.	6,004	89,580
Polaris Industries, Inc.	1,961	85,558
Scientific Games Corp. — Class A*	5,786	84,186
Brunswick Corp.	6,577	83,594
Vail Resorts, Inc.*	2,170	82,026
Cheesecake Factory, Inc.*	3,789	81,805
Jack in the Box, Inc.*	3,859	75,907
Life Time Fitness, Inc.*	2,924	72,895
Gaylord Entertainment Co.*	3,680	72,680
Take-Two Interactive Software, Inc.*	6,950	69,847
Valassis Communications, Inc.*	3,650	66,649
P.F. Chang’s China Bistro, Inc.*	1,729	65,546
Cracker Barrel Old Country Store, Inc.	1,724	65,495
Buffalo Wild Wings, Inc.*	1,540	62,016
Boyd Gaming Corp.*	7,218	60,415
Central European Media Enterprises Ltd. — Class A*	2,480	58,553
Meredith Corp.	1,830	56,456
Pool Corp.	2,455	46,841

Total Common Stocks (Cost $9,537,801)		11,680,666

WARRANTS 0.0%(a) Krispy Kreme Doughnuts, Inc.* $12.21, 03/02/12	311	19

Total Warrants (Cost $—)		19

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.6%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$68,052	68,052

Total Repurchase Agreement (Cost $68,052)		68,052

Total Investments 100.2% (Cost $9,605,853)		$11,748,737

Liabilities in Excess of Other Assets – (0.2)%		$(26,900)

Net Assets – 100.0%		$11,721,837

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
36	|	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     PRECIOUS METALS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.8%(a)
Freeport-McMoRan Copper & Gold, Inc.*	142,575	$11,447,347
Barrick Gold Corp.	184,713	7,273,998
Newmont Mining Corp.	151,484	7,166,708
Goldcorp, Inc.	163,977	6,450,855
Agnico-Eagle Mines Ltd.	86,348	4,662,792
Southern Copper Corp.	114,934	3,782,478
Yamana Gold, Inc.	329,455	3,749,198
Kinross Gold Corp.	193,713	3,564,319
AngloGold Ashanti Ltd. — SP ADR	86,817	3,488,307
Randgold Resources Ltd. — SP ADR	39,608	3,133,785
Gold Fields Ltd. — SP ADR	225,503	2,956,344
Silver Wheaton Corp.*	194,839	2,926,482
Coeur d’Alene Mines Corp.*	160,244	2,894,007
Cia de Minas Buenaventura SA — SP ADR	79,010	2,644,465
IAMGOLD Corp.	168,955	2,642,456
Eldorado Gold Corp.*	178,980	2,536,147
Hecla Mining Co.*	381,486	2,357,584
Harmony Gold Mining Company Ltd. — SP ADR	221,658	2,254,262
Pan American Silver Corp.*	89,188	2,123,566
Royal Gold, Inc.	39,128	1,842,929
Silver Standard Resources, Inc.*	80,543	1,761,475
Titanium Metals Corp.*	134,462	1,683,464
Lihir Gold Ltd. — SP ADR	55,770	1,627,926
Gammon Gold, Inc.*	103,398	1,138,412

Total Common Stocks (Cost $46,783,918)		86,109,306

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.2%(b) Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$166,189	166,189

Total Repurchase Agreement (Cost $166,189)		166,189

Total Investments 100.0% (Cost $46,950,107)		$86,275,495

Other Assets in Excess of Liabilities – 0.0%		$1,299

Net Assets – 100.0%		$86,276,794

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.

See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	37

SCHEDULE OF INVESTMENTS
December 31, 2009
     RETAILING FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.2%(a)
Wal-Mart Stores, Inc.	22,467	$1,200,861
Amazon.com, Inc.*	4,887	657,399
Home Depot, Inc.	20,261	586,151
CVS Caremark Corp.	17,606	567,089
Target Corp.	10,466	506,240
Walgreen Co.	13,704	503,211
Lowe’s Companies, Inc.	20,730	484,875
Costco Wholesale Corp.	7,289	431,290
Staples, Inc.	14,228	349,867
Kohl’s Corp.*	6,385	344,343
Best Buy Company, Inc.	8,424	332,411
TJX Companies, Inc.	8,952	327,196
The Gap, Inc.	15,168	317,770
Sears Holdings Corp.*	3,242	270,545
Bed Bath & Beyond, Inc.*	7,002	270,487
Priceline.com, Inc.*	1,200	262,200
Nordstrom, Inc.	6,627	249,043
AutoZone, Inc.*	1,481	234,102
Expedia, Inc.*	9,036	232,316
Dollar General Corp.*	10,310	231,253
Macy’s, Inc.	13,169	220,712
Liberty Media Corp. — Interactive*	20,350	220,594
Sherwin-Williams Co.	3,563	219,659
Limited Brands, Inc.	10,944	210,563
J.C. Penney Company, Inc.	7,850	208,888
Urban Outfitters, Inc.*	5,923	207,246
Genuine Parts Co.	5,413	205,477
CarMax, Inc.*	8,377	203,142
Tiffany & Co.	4,533	194,919
O’Reilly Automotive, Inc.*	5,056	192,735
Ross Stores, Inc.	4,416	188,607
Dollar Tree, Inc.*	3,562	172,045
Guess?, Inc.	3,853	162,982
Family Dollar Stores, Inc.	5,831	162,277
Advance Auto Parts, Inc.	4,007	162,203
American Eagle Outfitters, Inc.	9,393	159,493
GameStop Corp.*	7,059	154,874
AutoNation, Inc.*	8,034	153,851
Petsmart, Inc.	5,619	149,971
Netflix, Inc.*	2,682	147,885
Abercrombie & Fitch Co. — Class A	4,145	144,453
Dick’s Sporting Goods, Inc.*	5,806	144,395
J. Crew Group, Inc.*	3,085	138,023
Chico’s FAS, Inc.*	9,534	133,953
RadioShack Corp.	6,698	130,611
Big Lots, Inc.*	4,483	129,917

		MARKET
	SHARES	VALUE

Aeropostale, Inc.*	3,772	$128,437
Williams-Sonoma, Inc.	5,816	120,856
Tractor Supply Co.*	2,222	117,677
Foot Locker, Inc.	10,388	115,722
BJ’s Wholesale Club, Inc.*	3,439	112,490
Office Depot, Inc.*	17,332	111,791
Dress Barn, Inc.*	4,689	108,316
Collective Brands, Inc.*	4,490	102,237
Aaron’s, Inc.	3,681	102,074
Buckle, Inc.	3,393	99,347
Gymboree Corp.*	2,229	96,939
Penske Auto Group, Inc.*	6,320	95,938
Dillard’s, Inc. — Class A	5,160	95,202
Barnes & Noble, Inc.	4,710	89,820
Rent-A-Center, Inc.*	5,001	88,618
Men’s Wearhouse, Inc.	4,126	86,894
Jo-Ann Stores, Inc.*	2,390	86,614
Saks, Inc.*	13,010	85,346
Blue Nile, Inc.*	1,310	82,962
NutriSystem, Inc.	2,660	82,912
Cabela’s, Inc. — Class A*	5,758	82,109
Children’s Place Retail Stores, Inc.*	2,470	81,535
OfficeMax, Inc.*	6,390	81,089
99 Cents Only Stores*	6,110	79,858
LKQ Corp.*	3,620	70,916
AnnTaylor Stores Corp.*	5,187	70,751

Total Common Stocks (Cost $10,720,781)		15,354,574

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.5%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$83,789	83,789

Total Repurchase Agreement (Cost $83,789)		83,789

Total Investments 99.7% (Cost $10,804,570)		$15,438,363

Other Assets in Excess of Liabilities – 0.3%		$50,033

Net Assets – 100.0%		$15,488,396

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.
38	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     TECHNOLOGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%(a)
Microsoft Corp.	56,004	$1,707,562
Apple, Inc.*	7,004	1,476,863
Google, Inc. — Class A*	2,248	1,393,715
International Business Machines Corp.	10,350	1,354,815
Cisco Systems, Inc.*	50,804	1,216,248
Oracle Corp.	47,708	1,170,754
Hewlett-Packard Co.	22,126	1,139,710
Intel Corp.	55,001	1,122,020
Qualcomm, Inc.	19,774	914,745
Visa, Inc.	9,362	818,801
Research In Motion Ltd.*	9,693	654,665
EMC Corp.*	35,297	616,639
Texas Instruments, Inc.	22,883	596,331
Infosys Technologies Ltd. — SP ADR	10,440	577,019
Corning, Inc.	29,648	572,503
eBay, Inc.*	24,200	569,668
MasterCard, Inc.	2,208	565,204
Dell, Inc.*	38,203	548,595
Yahoo!, Inc.*	30,142	505,783
Automatic Data Processing, Inc.	11,156	477,700
Applied Materials, Inc.	32,425	452,004
Adobe Systems, Inc.*	12,196	448,569
VMware, Inc.*	10,110	428,462
Motorola, Inc.*	54,659	424,154
Taiwan Semiconductor Manufacturing Company Ltd. — SP ADR	35,172	402,368
Broadcom Corp. — Class A*	12,711	399,761
SAP AG — SP ADR	8,430	394,608
Juniper Networks, Inc.*	14,789	394,423
Symantec Corp.*	22,046	394,403
Activision Blizzard, Inc.*	35,040	389,294
Marvell Technology Group Ltd.*	18,373	381,240
Cognizant Technology Solutions Corp. — Class A*	8,352	378,346
Baidu, Inc. — SP ADR*	900	370,107
Western Union Co.	19,440	366,444
Nokia Oyj — SP ADR	28,231	362,768
CA, Inc.	15,503	348,197
NetApp, Inc.*	10,124	348,164
NVIDIA Corp.*	18,457	344,777
Agilent Technologies, Inc.*	11,043	343,106
Paychex, Inc.	11,082	339,552
Micron Technology, Inc.*	31,760	335,386
Salesforce.com, Inc.*	4,480	330,490
Western Digital Corp.*	7,357	324,812
Intuit, Inc.*	10,432	320,367
Analog Devices, Inc.	9,961	314,568
Seagate Technology	17,210	313,050
Computer Sciences Corp.*	5,325	306,347
Fidelity National Information Services, Inc.	12,951	303,571

		MARKET
	SHARES	VALUE

Amphenol Corp.	6,498	$300,078
Citrix Systems, Inc.*	7,032	292,602
Telefonaktiebolaget LM Ericsson — SP ADR	30,888	283,861
BMC Software, Inc.*	7,056	282,946
Fiserv, Inc.*	5,819	282,105
SanDisk Corp.*	9,716	281,667
Accenture PLC — Class A	6,752	280,208
Check Point Software Technologies Ltd.*	8,167	276,698
SAIC, Inc.*	14,560	275,766
Xerox Corp.	32,519	275,111
Xilinx, Inc.	10,882	272,703
Linear Technology Corp.	8,887	271,409
Sun Microsystems, Inc.*	28,921	270,990
Altera Corp.	11,815	267,373
Advanced Micro Devices, Inc.*	27,530	266,490
McAfee, Inc.*	6,507	263,989
Harris Corp.	5,522	262,571
Maxim Integrated Products, Inc.	12,800	259,840
Cree, Inc.*	4,545	256,202
KLA-Tencor Corp.	7,085	256,194
Electronic Arts, Inc.*	14,358	254,854
Flextronics International Ltd.*	34,680	253,511
Autodesk, Inc.*	9,942	252,626
Red Hat, Inc.*	8,154	251,959
Amdocs, Ltd.*	8,831	251,948
Dolby Laboratories, Inc. — Class A*	5,140	245,332
Affiliated Computer Services, Inc. — Class A*	4,107	245,147
Microchip Technology, Inc.	8,208	238,524
Flir Systems, Inc.*	7,260	237,547
Teradata Corp.*	7,510	236,039
Lam Research Corp.*	5,933	232,633
VeriSign, Inc.*	9,509	230,498
Avnet, Inc.*	7,456	224,873
Nuance Communications, Inc.*	14,091	218,974
Global Payments, Inc.	4,049	218,079
F5 Networks, Inc.*	4,050	214,569
Akamai Technologies, Inc.*	8,430	213,532
LSI Logic Corp.*	35,450	213,054
ON Semiconductor Corp.*	23,610	208,004
ANSYS, Inc.*	4,742	206,087
Hewitt Associates, Inc.*	4,810	203,271
Equinix, Inc.*	1,884	199,987
ASML Holding NV	5,865	199,938
National Semiconductor Corp.	12,923	198,497
Lender Processing Services, Inc.	4,850	197,201
Sybase, Inc.*	4,490	194,866
Total System Services, Inc.	10,850	187,380

Total Common Stocks (Cost $29,516,437)		39,766,411

See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	39

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     TECHNOLOGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.5%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$213,032	$213,032

Total Repurchase Agreement (Cost $213,032)		213,032

Total Investments 100.0% (Cost $29,729,469)		$39,979,443

Liabilities in Excess of Other Assets – 0.0%		$(12,817)

Net Assets – 100.0%		$39,966,626

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.

40	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     TELECOMMUNICATIONS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.3%(a)
AT&T, Inc.	22,312	$625,405
Cisco Systems, Inc.*	23,881	571,711
Verizon Communications, Inc.	13,998	463,754
Qualcomm, Inc.	9,297	430,079
Research In Motion Ltd.*	4,552	307,442
American Tower Corp. — Class A*	4,672	201,877
Motorola, Inc.*	25,686	199,323
Juniper Networks, Inc.*	6,953	185,437
Crown Castle International Corp.*	4,149	161,977
CenturyTel, Inc.	4,418	159,976
Harris Corp.	2,601	123,678
NII Holdings, Inc. — Class B*	3,340	112,157
Vodafone Group PLC — SP ADR	4,609	106,422
Windstream Corp.	9,523	104,658
F5 Networks, Inc.*	1,903	100,821
SBA Communications Corp.*	2,804	95,785
Millicom International Cellular SA	1,252	92,360
Brocade Communications Systems, Inc.*	11,709	89,340
America Movil SAB de CV — SP ADR	1,781	83,671
MetroPCS Communications, Inc.*	10,909	83,236
3Com Corp.*	10,945	82,088
CommScope, Inc.*	2,892	76,725
Frontier Communications Corp.	9,778	76,366
Tellabs, Inc.*	12,624	71,704
Polycom, Inc.*	2,845	71,040
Nokia Oyj — SP ADR	5,309	68,221
JDS Uniphase Corp.*	8,117	66,965
Riverbed Technology, Inc.*	2,703	62,088
Arris Group, Inc.*	5,208	59,527
Leap Wireless International, Inc. — Class B*	3,319	58,248
ADTRAN, Inc.	2,566	57,863
Palm, Inc.*	5,635	56,575
Telefonaktiebolaget LM Ericsson — SP ADR	5,813	53,422
Blue Coat Systems, Inc.*	1,859	53,056
InterDigital, Inc.*	1,979	52,523
Ciena Corp.*	4,474	48,498
Emulex Corp.*	4,214	45,933
tw telecom, Inc.*	2,617	44,855
Neutral Tandem, Inc.*	1,943	44,203
ADC Telecommunications, Inc.*	6,128	38,055
Telefonos de Mexico SA de CV — SP ADR	2,209	36,625
Clearwire Corp.*	5,228	35,341

		MARKET
	SHARES	VALUE

Tekelec*	2,155	$32,928
Comtech Telecommunications Corp.*	907	31,790
Telephone & Data Systems, Inc.	901	30,562
Plantronics, Inc.	1,060	27,539
Syniverse Holdings, Inc.*	1,524	26,640

Total Common Stocks (Cost $4,406,998)		5,708,489

RIGHTS 0.0%(a) Clearwire Corp.*
Expires 06/21/10	5,490	2,196

Total Rights (Cost $0)		2,196

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.6%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$32,804	32,804

Total Repurchase Agreement (Cost $32,804)		32,804

Total Investments 99.9% (Cost $4,439,802)		$5,743,489

Other Assets in Excess of Liabilities – 0.1%		$4,474

Net Assets – 100.0%		$5,747,963

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	41

SCHEDULE OF INVESTMENTS
December 31, 2009
     TRANSPORTATION FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.2%(a)
United Parcel Service, Inc. — Class B	13,212	$757,972
Burlington Northern Santa Fe Corp.	5,918	583,633
Union Pacific Corp.	9,056	578,678
FedEx Corp.	6,314	526,903
Norfolk Southern Corp.	8,514	446,304
CSX Corp.	9,176	444,944
CH Robinson Worldwide, Inc.	5,488	322,310
Delta Air Lines, Inc.*	26,113	297,166
Southwest Airlines Co.	25,665	293,351
Ryanair Holdings PLC — SP ADR*	10,787	289,307
Expeditors International of Washington, Inc.	7,878	273,603
Hertz Global Holdings, Inc.*	19,577	233,358
J.B. Hunt Transport Services, Inc.	6,196	199,945
Kansas City Southern*	5,620	187,090
DryShips Inc.*	31,040	180,653
Canadian National Railway Co.	3,187	173,245
AMR Corp.*	21,330	164,881
Continental Airlines, Inc. — Class B*	8,915	159,757
UAL Corp.*	12,361	159,581
Canadian Pacific Railway Ltd.	2,861	154,494
Ryder System, Inc.	3,641	149,900
Landstar System, Inc.	3,613	140,076
Kirby Corp.*	3,942	137,300
Knight Transportation, Inc.	6,739	129,995
JetBlue Airways Corp.*	23,180	126,331
Con-way, Inc.	3,573	124,733
Avis Budget Group, Inc.*	9,100	119,392
Heartland Express, Inc.	7,806	119,198
Werner Enterprises, Inc.	5,985	118,443
Alaska Air Group, Inc.*	3,238	111,905
HUB Group, Inc. — Class A*	3,830	102,759
Old Dominion Freight Line, Inc.*	3,227	99,069
Allegiant Travel Co.*	2,075	97,878
Dollar Thrifty Automotive Group, Inc.*	3,440	88,098
AirTran Holdings, Inc.*	16,440	85,817
Genco Shipping & Trading Ltd.*	3,820	85,492
Arkansas Best Corp.	2,750	80,933
Eagle Bulk Shipping, Inc.*	11,290	55,886

Total Common Stocks (Cost $6,668,520)		8,400,380

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.3%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$23,140	$23,140

Total Repurchase Agreement (Cost $23,140)		23,140

Total Investments 99.5% (Cost $6,691,660)		$8,423,520

Other Assets in Excess of Liabilities – 0.5%		$38,840

Net Assets – 100.0%		$8,462,360

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
42	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     UTILITIES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.4%(a)
Exelon Corp.	11,388	$556,532
Southern Co.	15,235	507,630
Dominion Resources, Inc.	12,173	473,773
Duke Energy Corp.	27,077	465,995
FPL Group, Inc.	8,604	454,463
Public Service Enterprise Group, Inc.	12,123	403,090
American Electric Power Company, Inc.	11,545	401,651
PG&E Corp.	8,905	397,608
Entergy Corp.	4,678	382,848
Sempra Energy	6,561	367,285
FirstEnergy Corp.	7,887	366,351
Consolidated Edison, Inc.	7,670	348,448
PPL Corp.	10,596	342,357
Progress Energy, Inc.	8,119	332,960
Edison International	9,425	327,801
Xcel Energy, Inc.	14,415	306,030
AES Corp.*	21,769	289,745
DTE Energy Co.	6,199	270,214
Questar Corp.	6,349	263,928
Constellation Energy Group, Inc.	7,438	261,594
Ameren Corp.	9,061	253,255
Companhia Energetica de Minas Gerais — SP ADR	13,950	251,937
Wisconsin Energy Corp.	4,845	241,426
EQT Corp.	5,418	237,959
CenterPoint Energy, Inc.	16,179	234,757
NRG Energy, Inc.*	9,848	232,511
Oneok, Inc.	4,868	216,967
Calpine Corp.*	19,578	215,358
SCANA Corp.	5,671	213,683
Northeast Utilities	8,082	208,435
MDU Resources Group, Inc.	8,809	207,892
NiSource, Inc.	13,150	202,247
National Fuel Gas Co.	3,984	199,200
NSTAR	5,379	197,947
Allegheny Energy, Inc.	8,220	193,006
American Water Works Company, Inc.	8,590	192,502
Pepco Holdings, Inc.	11,240	189,394
OGE Energy Corp.	5,103	188,301
Pinnacle West Capital Corp.	5,136	187,875
CMS Energy Corp.	11,953	187,184
TECO Energy, Inc.	11,265	182,718
Alliant Energy Corp.	5,999	181,530
Energen Corp.	3,862	180,742
DPL, Inc.	6,491	179,152

		MARKET
	SHARES	VALUE

Integrys Energy Group, Inc.	4,199	$176,316
NV Energy, Inc.	13,672	169,259
AGL Resources, Inc.	4,506	164,334
Atmos Energy Corp.	5,525	162,435
ITC Holdings Corp.	3,072	160,020
UGI Corp.	6,552	158,493
Great Plains Energy, Inc.	8,135	157,738
Aqua America, Inc.	8,744	153,107
Westar Energy, Inc.	6,945	150,915
Mirant Corp.*	9,479	144,744
RRI Energy, Inc.*	24,980	142,886
Piedmont Natural Gas Co.	5,204	139,207
Vectren Corp.	5,632	138,998
Hawaiian Electric Industries, Inc.	6,610	138,149
Nicor, Inc.	3,195	134,510
Cleco Corp.	4,687	128,096
WGL Holdings, Inc.	3,805	127,620
New Jersey Resources Corp.	3,303	123,532
IDACORP, Inc.	3,853	123,103
Portland General Electric Co.	5,972	121,889
South Jersey Industries, Inc.	2,764	105,530
Unisource Energy Corp.	3,270	105,261
PNM Resources, Inc.	8,148	103,072

Total Common Stocks (Cost $12,178,117)		15,725,495

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.1%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$169,427	169,427

Total Repurchase Agreement (Cost $169,427)		169,427

Total Investments 100.5% (Cost $12,347,544)		$15,894,922

Liabilities in Excess of Other Assets – (0.5)%		$(81,054)

Net Assets – 100.0%		$15,813,868

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 4.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	43

STATEMENTS OF ASSETS AND LIABILITIES

		Basic	Bio-	Consumer
	Banking	Materials	technology	Products
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$4,611,477	$46,502,131	$13,080,958	$21,113,840
Repurchase Agreements	25,984	141,770	113,220	61,349

Total Investments	4,637,461	46,643,901	13,194,178	21,175,189
Cash	—	—	—	—
Receivable for Securities Sold	—	—	158,416	404,433
Receivable for Fund Shares Sold	851,707	11,216	—	40,649
Investment Income Receivable	8,366	45,273	—	76,231

Total Assets	5,497,534	46,700,390	13,352,594	21,696,502

Liabilities
Payable for Securities Purchased	813,344	—	—	—
Payable for Fund Shares Redeemed	20,345	68,287	168,643	393,749
Investment Advisory Fees Payable	6,398	40,604	9,471	17,253
Transfer Agent and Administrative Fees Payable	1,882	11,942	2,786	5,074
Distribution and Service Fees Payable	1,882	11,942	2,786	5,074
Portfolio Accounting Fees Payable	753	4,777	1,114	2,030
Custody Fees Payable	248	1,576	368	677
Other Accrued Fees	13,674	39,387	23,364	20,461

Total Liabilities	858,526	178,515	208,532	444,318

Net Assets	$4,639,008	$46,521,875	$13,144,062	$21,252,184

Net Assets Consist Of
Paid-In Capital	$15,314,019	$39,307,755	$24,270,581	$23,535,793
Undistributed Net Investment Income	78,777	231,949	—	242,595
Accumulated Net Realized Loss on Investments	(11,920,359)	(8,733,886)	(15,108,225)	(7,074,286)
Net Unrealized Appreciation on Investments	1,166,571	15,716,057	3,981,706	4,548,082

Net Assets	$4,639,008	$46,521,875	$13,144,062	$21,252,184

Shares Outstanding	370,573	1,592,291	583,612	659,008

Net Asset Values	$12.52	$29.22	$22.52	$32.25

Cost of Investments	$3,470,890	$30,927,844	$9,212,472	$16,627,107
44	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2009

		Energy	Financial	Health			Precious
Electronics	Energy	Services	Services	Care	Internet	Leisure	Metals
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$24,907,097	$39,333,588	$41,296,214	$17,043,805	$26,718,387	$30,204,042	$11,680,685	$86,109,306
124,209	316,934	141,250	76,971	153,030	182,277	68,052	166,189

25,031,306	39,650,522	41,437,464	17,120,776	26,871,417	30,386,319	11,748,737	86,275,495
—	5,025	—	2,802	—	—	—	—
706,793	588,313	224,709	—	—	606,400	—	—
161,969	49,904	11,449	1,572,788	71,364	14,823	2,860	260,319
1,885	23,336	25,197	24,355	29,389	—	8,265	16,255

25,901,953	40,317,100	41,698,819	18,720,721	26,972,170	31,007,542	11,759,862	86,552,069

—	—	—	1,520,894	—	—	—	—
828,305	866,465	98,260	443	11,524	589,151	15,014	81,993
15,678	31,145	33,063	12,319	20,637	23,368	8,937	63,648
4,611	9,160	9,724	3,623	6,070	6,873	2,629	21,216
4,611	9,160	9,724	3,623	6,070	6,873	2,629	21,216
1,845	3,664	3,890	1,449	2,428	2,749	1,051	8,486
611	1,242	1,367	478	801	907	349	2,820
17,055	43,426	42,505	14,915	28,377	17,728	7,416	75,896

872,716	964,262	198,533	1,557,744	75,907	647,649	38,025	275,275

$25,029,237	$39,352,838	$41,500,286	$17,162,977	$26,896,263	$30,359,893	$11,721,837	$86,276,794

$28,577,663	$29,677,884	$30,098,676	$23,928,888	$32,730,573	$28,309,933	$12,422,879	$67,258,886
—	171,009	—	71,414	41,798	—	10,939	4,015
(10,965,951)	(5,961,423)	(6,802,493)	(11,108,882)	(12,127,821)	(6,434,379)	(2,854,865)	(20,311,495)
7,417,525	15,465,368	18,204,103	4,271,557	6,251,713	8,484,339	2,142,884	39,325,388

$25,029,237	$39,352,838	$41,500,286	$17,162,977	$26,896,263	$30,359,893	$11,721,837	$86,276,794

2,135,178	1,492,378	1,889,580	1,276,848	1,016,976	1,860,791	281,367	6,258,479

$11.72	$26.37	$21.96	$13.44	$26.45	$16.32	$41.66	$13.79

$17,613,781	$24,185,154	$23,233,361	$12,849,219	$20,619,704	$21,901,980	$9,605,853	$46,950,107
See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	45

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

			Telecom-	Trans-
	Retailing	Technology	munications	portation
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$15,354,574	$39,766,411	$5,710,685	$8,400,380
Repurchase Agreements	83,789	213,032	32,804	23,140

Total Investments	15,438,363	39,979,443	5,743,489	8,423,520
Cash	—	1,483	1,981	594
Receivable for Securities Sold	—	—	—	703,867
Receivable for Fund Shares Sold	509,929	1,732,790	97,667	17,734
Investment Income Receivable	19,096	7,213	4,552	6,688

Total Assets	15,967,388	41,720,929	5,847,689	9,152,403

Liabilities
Payable for Securities Purchased	438,448	1,682,686	74,778	—
Payable for Fund Shares Redeemed	468	1	9,601	670,037
Investment Advisory Fees Payable	14,869	26,541	4,141	6,405
Transfer Agent and Administrative Fees Payable	4,373	7,806	1,218	1,884
Distribution and Service Fees Payable	4,373	7,806	1,218	1,884
Portfolio Accounting Fees Payable	1,749	3,122	487	754
Custody Fees Payable	585	1,032	161	249
Other Accrued Fees	14,127	25,309	8,122	8,830

Total Liabilities	478,992	1,754,303	99,726	690,043

Net Assets	$15,488,396	$39,966,626	$5,747,963	$8,462,360

Net Assets Consist Of
Paid-In Capital	$15,131,124	$37,338,806	$7,842,888	$16,683,305
Undistributed Net Investment Income	—	—	124,807	—
Accumulated Net Realized Loss on Investments	(4,276,521)	(7,622,154)	(3,523,419)	(9,952,805)
Net Unrealized Appreciation on Investments	4,633,793	10,249,974	1,303,687	1,731,860

Net Assets	$15,488,396	$39,966,626	$5,747,963	$8,462,360

Shares Outstanding	1,426,423	3,643,278	586,755	667,435

Net Asset Values	$10.86	$10.97	$9.80	$12.68

Cost of Investments	$10,804,570	$29,729,469	$4,439,802	$6,691,660
46	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2009

Utilities
Fund

$15,725,495
169,427

15,894,922
—
905,321
29,674
33,026

16,862,943

—
1,004,353
11,214
3,298
3,298
1,319
435
25,158

1,049,075

$15,813,868

$16,596,593
552,286
(4,882,389)
3,547,378

$15,813,868

963,605

$16.41

$12,347,544
See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	47

STATEMENTS OF OPERATIONS

		Basic	Bio-	Consumer
	Banking	Materials	technology	Products
	Fund	Fund	Fund	Fund

Investment Income
Interest	$93	$239	$190	$139
Dividends, Net of Foreign Tax Withheld	266,216	785,071	91,158	524,026
Other Income	438	—	—	—

Total Income	266,747	785,310	91,348	524,165

Expenses
Investment Advisory Fees	96,778	286,779	183,356	145,110
Transfer Agent and Administrative Fees	28,464	84,347	53,928	42,680
Audit and Outside Service Fees	20,289	51,323	33,638	30,078
Portfolio Accounting Fees	11,386	33,738	21,571	17,072
Trustees’ Fees*	1,724	4,176	3,138	2,554
Shareholder Service Fees	28,464	84,347	53,928	42,680
Custody Fees	3,624	9,706	8,112	4,749
Miscellaneous	(2,759)	(1,055)	2,683	(3,353)

Total Expenses	187,970	553,361	360,354	281,570

Net Investment Income (Loss)	78,777	231,949	(269,006)	242,595

Realized And Unrealized Gain (Loss) On Investments
Net Realized Gain (Loss) on:
Investment Securities	(1,454,620)	(2,791,365)	423,232	(356,061)

Total Net Realized Gain (Loss)	(1,454,620)	(2,791,365)	423,232	(356,061)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	605,767	14,170,060	173,101	2,224,030

Net Change in Unrealized Appreciation (Depreciation)	605,767	14,170,060	173,101	2,224,030

Net Gain (Loss) on Investments	(848,853)	11,378,695	596,333	1,867,969

Net Increase (Decrease) in Net Assets from Operations	$(770,076)	$11,610,644	$327,327	$2,110,564

Foreign Tax Withheld	$1,091	$12,186	$—	$2,417

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
48	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2009

		Energy	Financial	Health			Precious
Electronics	Energy	Services	Services	Care	Internet	Leisure	Metals
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$119	$253	$299	$92	$175	$170	$45	$582
248,117	765,201	479,561	286,307	446,666	49,011	116,653	301,356
—	1,271	—	468	175	—	—	—

248,236	766,725	479,860	286,867	447,016	49,181	116,698	301,938

145,587	307,681	303,857	112,120	207,629	150,059	55,164	546,938
42,820	90,495	89,370	32,976	61,067	44,135	16,225	182,312
15,195	62,318	57,930	18,907	42,842	16,898	8,769	89,519
17,128	36,198	35,748	13,191	24,427	17,654	6,490	72,925
1,259	5,250	4,767	1,550	3,811	1,409	666	7,988
42,820	90,495	89,370	32,976	61,067	44,135	16,225	182,312
4,701	10,093	9,986	3,628	7,623	4,949	1,803	21,200
10,656	(6,814)	(4,452)	203	(3,248)	9,119	417	24,328

280,166	595,716	586,576	215,551	405,218	288,358	105,759	1,127,522

(31,930)	171,009	(106,716)	71,316	41,798	(239,177)	10,939	(825,584)

1,870,560	(761,981)	(3,019,409)	(402,332)	(899,015)	1,096,400	112,210	4,436,285

1,870,560	(761,981)	(3,019,409)	(402,332)	(899,015)	1,096,400	112,210	4,436,285

7,186,967	11,603,214	17,820,008	4,114,331	4,337,116	7,844,290	2,209,194	18,143,545

7,186,967	11,603,214	17,820,008	4,114,331	4,337,116	7,844,290	2,209,194	18,143,545

9,057,527	10,841,233	14,800,599	3,711,999	3,438,101	8,940,690	2,321,404	22,579,830

$9,025,597	$11,012,242	$14,693,883	$3,783,315	$3,479,899	$8,701,513	$2,332,343	$21,754,246

$964	$29,201	$35	$1,337	$19,457	$—	$146	$22,762
See Notes to Financial Statements.	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT	|	49

STATEMENTS OF OPERATIONS (concluded)

			Telecom-	Trans-
	Retailing	Technology	munications	portation
	Fund	Fund	Fund	Fund

Investment Income
Interest	$157	$165	$29	$172
Dividends, Net of Foreign Tax Withheld	203,413	230,790	227,035	83,849

Total Income	203,570	230,955	227,064	84,021

Expenses
Investment Advisory Fees	119,034	203,578	52,511	51,785
Transfer Agent and Administrative Fees	35,010	59,876	15,444	15,231
Audit and Outside Service Fees	16,331	26,100	13,598	17,111
Portfolio Accounting Fees	14,004	23,950	6,178	6,092
Trustees’ Fees*	1,464	2,102	1,158	1,442
Shareholder Service Fees	35,010	59,876	15,444	15,231
Custody Fees	3,954	6,625	1,818	1,752
Miscellaneous	4,978	9,820	(3,894)	(7,302)

Total Expenses	229,785	391,927	102,257	101,342

Net Investment Income (Loss)	(26,215)	(160,972)	124,807	(17,321)

Realized And Unrealized Gain (Loss) On Investments
Net Realized Gain (Loss) on:
Investment Securities	446,066	797,898	906,657	(2,177,217)

Total Net Realized Gain (Loss)	446,066	797,898	906,657	(2,177,217)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	3,701,876	10,412,771	433,135	(567,169)

Net Change in Unrealized Appreciation (Depreciation)	3,701,876	10,412,771	433,135	(567,169)

Net Gain (Loss) on Investments	4,147,942	11,210,669	1,339,792	(2,744,386)

Net Increase (Decrease) in Net Assets from Operations	$4,121,727	$11,049,697	$1,464,599	$(2,761,707)

Foreign Tax Withheld	$—	$4,861	$2,705	$910

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
50	|	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2009

Utilities
Fund

$173
894,301

894,474

175,535
51,628
40,224
20,651
3,547
51,628
5,794
(6,818)

342,189

552,285

698,742

698,742

(136,938)

(136,938)

561,804

$1,114,089

$—
See Notes to Financial Statements.	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT	|	51

STATEMENTS OF CHANGES IN NET ASSETS

	Banking Fund		Basic Materials Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$78,777	$435,757	$231,949	$86,889
Net Realized Gain (Loss) on Investments	(1,454,620)	(10,573,313)	(2,791,365)	1,152,831
Net Change in Unrealized Appreciation (Depreciation) on Investments	605,767	447,394	14,170,060	(23,178,062)

Net Increase (Decrease) in Net Assets from Operations	(770,076)	(9,690,162)	11,610,644	(21,938,342)

Distributions To Shareholders From:
Net Investment Income	(435,757)	(31,117)	(86,889)	(210,622)
Net Realized Gain on Investments	—	—	(1,278,910)	(2,124,893)

Total Distributions to Shareholders	(435,757)	(31,117)	(1,365,799)	(2,335,515)

Share Transactions
Proceeds from Shares Purchased	90,692,374	131,840,581	138,818,144	122,781,379
Value of Shares Purchased through Dividend Reinvestment	435,757	31,117	1,365,799	2,335,515
Cost of Shares Redeemed	(108,251,516)	(108,368,480)	(127,695,314)	(172,645,480)

Net Increase (Decrease) in Net Assets From Share Transactions	(17,123,385)	23,503,218	12,488,629	(47,528,586)

Net Increase (Decrease) in Net Assets	(18,329,218)	13,781,939	22,733,474	(71,802,443)
Net Assets—Beginning of Period	22,968,226	9,186,287	23,788,401	95,590,844

Net Assets—End of Period	$4,639,008	$22,968,226	$46,521,875	$23,788,401

Undistributed Net Investment Income (Loss)—End of Period	$78,777	$435,757	$231,949	$86,889

52	|	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Biotechnology Fund		Consumer Products Fund		Electronics Fund		Energy Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$(269,006)	$(275,736)	$242,595	$346,841	$(31,930)	$(5,740)	$171,009	$(58,580)
423,232	(7,929,098)	(356,061)	(5,215,418)	1,870,560	(1,803,213)	(761,981)	1,554,190
173,101	900,607	2,224,030	(3,412,150)	7,186,967	(710,290)	11,603,214	(29,169,597)

327,327	(7,304,227)	2,110,564	(8,280,727)	9,025,597	(2,519,243)	11,012,242	(27,673,987)

—	—	(346,841)	(52,693)	—	—	—	—
—	—	—	(723,429)	—	—	(3,007,402)	(1,382,160)

—	—	(346,841)	(776,122)	—	—	(3,007,402)	(1,382,160)

76,854,529	113,407,091	46,961,368	93,052,835	94,247,995	36,140,507	85,614,933	135,629,947
—	—	346,841	776,122	—	—	3,007,402	1,382,160
(99,333,937)	(84,733,296)	(52,652,456)	(100,786,369)	(80,121,501)	(34,687,381)	(88,117,410)	(178,570,587)

(22,479,408)	28,673,795	(5,344,247)	(6,957,412)	14,126,494	1,453,126	504,925	(41,558,480)

(22,152,081)	21,369,568	(3,580,524)	(16,014,261)	23,152,091	(1,066,117)	8,509,765	(70,614,627)
35,296,143	13,926,575	24,832,708	40,846,969	1,877,146	2,943,263	30,843,073	101,457,700

$13,144,062	$35,296,143	$21,252,184	$24,832,708	$25,029,237	$1,877,146	$39,352,838	$30,843,073

$—	$—	$242,595	$346,841	$—	$—	$171,009	$—

See Notes to Financial Statements.	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT	|	53

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Energy Services Fund		Financial Services Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$(106,716)	$(523,581)	$71,316	$264,133
Net Realized Gain (Loss) on Investments	(3,019,409)	2,778,008	(402,332)	(8,632,303)
Net Change in Unrealized Appreciation (Depreciation) on Investments	17,820,008	(32,892,033)	4,114,331	(731,796)

Net Increase (Decrease) in Net Assets from Operations	14,693,883	(30,637,606)	3,783,315	(9,099,966)

Distributions to Shareholders From:
Net Investment Income	—	—	(254,482)	—
Net Realized Gain on Investments	(2,202,081)	(2,824,110)	—	—

Total Distributions to Shareholders	(2,202,081)	(2,824,110)	(254,482)	—

Share Transactions
Proceeds from Shares Purchased	101,081,304	99,290,499	57,021,322	68,548,696
Value of Shares Purchased through Dividend Reinvestment	2,202,081	2,824,110	254,482	—
Cost of Shares Redeemed	(95,872,426)	(142,972,195)	(51,948,558)	(68,649,518)

Net Increase (Decrease) in Net Assets From Share Transactions	7,410,959	(40,857,586)	5,327,246	(100,822)

Net Increase (Decrease) in Net Assets	19,902,761	(74,319,302)	8,856,079	(9,200,788)
Net Assets—Beginning of Period	21,597,525	95,916,827	8,306,898	17,507,686

Net Assets—End of Period	$41,500,286	$21,597,525	$17,162,977	$8,306,898

Undistributed Net Investment Income (Loss)—End of Period	$—	$—	$71,414	$264,133

54	|	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Health Care Fund		Internet Fund		Leisure Fund		Precious Metals Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$41,798	$(4,701)	$(239,177)	$(103,231)	$10,939	$(18,607)	$(825,584)	$(480,042)
(899,015)	(8,440,559)	1,096,400	(3,481,970)	112,210	(1,616,766)	4,436,285	(16,661,919)
4,337,116	(5,038,254)	7,844,290	(2,316,967)	2,209,194	(3,099,244)	18,143,545	(8,942,337)

3,479,899	(13,483,514)	8,701,513	(5,902,168)	2,332,343	(4,734,617)	21,754,246	(26,084,298)

—	—	—	—	—	—	—	—
—	(1,811,041)	—	—	—	(897,056)	—	—

—	(1,811,041)	—	—	—	(897,056)	—	—

72,742,133	120,262,804	73,227,493	34,864,746	23,593,142	18,425,199	207,682,362	219,496,964
—	1,811,041	—	—	—	897,056	—	—
(85,103,361)	(108,522,893)	(53,973,824)	(51,495,124)	(15,805,061)	(27,400,224)	(204,185,090)	(223,999,955)

(12,361,228)	13,550,952	19,253,669	(16,630,378)	7,788,081	(8,077,969)	3,497,272	(4,502,991)

(8,881,329)	(1,743,603)	27,955,182	(22,532,546)	10,120,424	(13,709,642)	25,251,518	(30,587,289)
35,777,592	37,521,195	2,404,711	24,937,257	1,601,413	15,311,055	61,025,276	91,612,565

$26,896,263	$35,777,592	$30,359,893	$2,404,711	$11,721,837	$1,601,413	$86,276,794	$61,025,276

$41,798	$—	$—	$—	$10,939	$—	$4,015	$(96,056)

See Notes to Financial Statements.	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT	|	55

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Retailing Fund		Technology Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$(26,215)	$(10,497)	$(160,972)	$(100,923)
Net Realized Gain (Loss) on Investments	446,066	(4,010,244)	797,898	(4,303,913)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,701,876	(496,209)	10,412,771	(5,449,695)

Net Increase (Decrease) in Net Assets from Operations	4,121,727	(4,516,950)	11,049,697	(9,854,531)

Distributions To Shareholders From:
Net Investment Income	—	—	—	—
Net Realized Gain on Investments	—	(43,364)	—	(1,738,171)

Total Distributions to Shareholders	—	(43,364)	—	(1,738,171)

Share Transactions
Proceeds from Shares Purchased	61,285,575	43,988,119	84,866,100	51,312,291
Value of Shares Purchased through Dividend Reinvestment	—	43,364	—	1,738,171
Cost of Shares Redeemed	(63,539,988)	(30,501,348)	(63,187,497)	(67,342,145)

Net Increase (Decrease) in Net Assets From Share Transactions	(2,254,413)	13,530,135	21,678,603	(14,291,683)

Net Increase (Decrease) in Net Assets	1,867,314	8,969,821	32,728,300	(25,884,385)
Net Assets—Beginning Of Period	13,621,082	4,651,261	7,238,326	33,122,711

Net Assets—End Of Period	$15,488,396	$13,621,082	$39,966,626	$7,238,326

Undistributed Net Investment Income (Loss)—End of Period	$—	$—	$—	$—

56	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Telecommunications Fund		Transportation Fund		Utilities Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008

$124,807	$180,137	$(17,321)	$41,800	$552,285	$777,786
906,657	(487,480)	(2,177,217)	(7,373,133)	698,742	(4,412,357)
433,135	(7,308,560)	(567,169)	321,511	(136,938)	(8,435,432)

1,464,599	(7,615,903)	(2,761,707)	(7,009,822)	1,114,089	(12,070,003)

(180,137)	(27,542)	(41,800)	—	(777,786)	(168,847)
—	(2,568,098)	—	(426,402)	—	(446,727)

(180,137)	(2,595,640)	(41,800)	(426,402)	(777,786)	(615,574)

44,074,912	51,078,163	51,524,372	108,853,564	71,149,584	151,253,931
180,137	2,595,640	41,800	426,402	777,786	615,574
(48,545,640)	(66,488,967)	(61,809,749)	(88,847,430)	(90,792,665)	(170,372,614)

(4,290,591)	(12,815,164)	(10,243,577)	20,432,536	(18,865,295)	(18,503,109)

(3,006,129)	(23,026,707)	(13,047,084)	12,996,312	(18,528,992)	(31,188,686)
8,754,092	31,780,799	21,509,444	8,513,132	34,342,860	65,531,546

$5,747,963	$8,754,092	$8,462,360	$21,509,444	$15,813,868	$34,342,860

$124,807	$180,137	$—	$41,800	$552,286	$777,787

See Notes to Financial Statements.	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	57

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

									RATIOS TO
									AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease)
	NET ASSET	Net	and	in Net Asset	Distributions	Distributions		NET ASSET			Net		Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net	from Net		VALUE,	Total		Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment	Realized	Total	END OF	Investment	Total	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses	(Loss)	Rate	omitted)

Banking Fund
December 31, 2009	$13.40	$.08	$(.54)	$(.46)	$(.42)	$—	$(.42)	$12.52	(3.43)%	1.66%	0.70%	731%	$4,639
December 31, 2008	22.80	.48	(9.86)	(9.38)	(.02)	—	(.02)	13.40	(41.16)%	1.63%	2.87%	521%	22,968
December 31, 2007	32.44	.56	(9.32)	(8.76)	(.88)	—	(.88)	22.80	(27.08)%	1.59%	1.85%	405%	9,186
December 31, 2006	29.69	.44	2.89	3.33	(.58)	—	(.58)	32.44	11.25%	1.59%	1.42%	259%	24,348
December 31, 2005	36.29	.44	(1.52)	(1.08)	(.49)	(5.03)	(5.52)	29.69	(2.77)%	1.58%	1.34%	532%	14,580
Basic Materials Fund
December 31, 2009	19.38	.17	10.58	10.75	(.06)	(.85)	(.91)	29.22	55.46%	1.65%	0.69%	377%	46,522
December 31, 2008	41.66	.06	(19.38)	(19.32)	(.27)	(2.69)	(2.96)	19.38	(45.40)%	1.60%	0.15%	191%	23,788
December 31, 2007	33.33	.11	11.21	11.32	(.05)	(2.94)	(2.99)	41.66	33.97%	1.58%	0.28%	244%	95,591
December 31, 2006	27.87	.32	5.90	6.22	(.31)	(.45)	(.76)	33.33	22.29%	1.60%	1.02%	225%	58,622
December 31, 2005	32.66	.12	.80	.92	(.13)	(5.58)	(5.71)	27.87	4.04%	1.57%	0.41%	364%	28,317
Biotechnology Fund
December 31, 2009	19.03	(.25)	3.74	3.49	—	—	—	22.52	18.34%	1.68%	(1.25)%	388%	13,144
December 31, 2008	21.57	(.26)	(2.28)	(2.54)	—	—	—	19.03	(11.78)%	1.63%	(1.25)%	351%	35,296
December 31, 2007	20.66	(.26)	1.17	.91	—	—	—	21.57	4.40%	1.59%	(1.20)%	660%	13,927
December 31, 2006	21.37	(.32)	(.39)	(.71)	—	—	—	20.66	(3.32)%	1.59%	(1.48)%	379%	10,754
December 31, 2005	19.31	(.31)	2.37	2.06	—	—	—	21.37	10.67%	1.66%	(1.59)%	652%	36,086
Consumer Products Fund
December 31, 2009	27.51	.41	4.85	5.26	(.52)	—	(.52)	32.25	19.12%	1.66%	1.43%	259%	21,252
December 31, 2008	37.02	.40	(9.09)	(8.69)	(.06)	(.76)	(.82)	27.51	(23.39)%	1.61%	1.21%	297%	24,833
December 31, 2007	36.55	.42	3.69	4.11	(.69)	(2.95)	(3.64)	37.02	11.08%	1.59%	1.10%	260%	40,847
December 31, 2006	31.63	.48	5.03	5.51	(.27)	(.32)	(.59)	36.55	17.42%	1.59%	1.41%	219%	43,007
December 31, 2005	32.95	.14	(.26)	(.12)	(.17)	(1.03)	(1.20)	31.63	(0.40)%	1.58%	0.42%	357%	22,177
Electronics Fund
December 31, 2009	6.82	(.02)	4.92	4.90	—	—	—	11.72	71.85%	1.64%	(0.19)%	445%	25,029
December 31, 2008	13.67	(.02)	(6.83)	(6.85)	—	—	—	6.82	(50.11)%	1.61%	(0.15)%	940%	1,877
December 31, 2007	14.02	(.11)	(.24)	(.35)	—	—	—	13.67	(2.50)%	1.59%	(0.73)%	1,009%	2,943
December 31, 2006	13.68	(.15)	.49	.34	—	—	—	14.02	2.49%	1.59%	(1.02)%	477%	3,856
December 31, 2005	13.17	(.16)	.67	.51	—	—	—	13.68	3.87%	1.62%	(1.24)%	1,136%	8,306
Energy Fund
December 31, 2009	20.49	.11	7.73	7.84	—	(1.96)	(1.96)	26.37	38.50%	1.65%	0.48%	206%	39,353
December 31, 2008	39.83	(.03)	(18.29)	(18.32)	—	(1.02)	(1.02)	20.49	(46.03)%	1.60%	(0.08)%	154%	30,843
December 31, 2007	33.14	(.11)	11.01	10.90	—	(4.21)	(4.21)	39.83	33.22%	1.58%	(0.27)%	217%	101,458
December 31, 2006	39.20	(.13)	5.28	5.15	—	(11.21)	(11.21)	33.14	11.93%	1.59%	(0.31)%	146%	70,190
December 31, 2005	29.68	—§	11.44	11.44	(.01)	(1.91)	(1.92)	39.20	38.54%	1.59%	(0.01)%	351%	83,437
Energy Services Fund
December 31, 2009	14.18	(.06)	8.89	8.83	—	(1.05)	(1.05)	21.96	62.42%	1.65%	(0.30)%	247%	41,500
December 31, 2008	38.67	(.28)	(21.79)	(22.07)	—	(2.42)	(2.42)	14.18	(57.60)%	1.60%	(0.78)%	122%	21,598
December 31, 2007	29.79	(.34)	11.37	11.03	—	(2.15)	(2.15)	38.67	37.10%	1.58%	(0.91)%	193%	95,917
December 31, 2006	30.92	(.37)	4.01	3.64	—	(4.77)	(4.77)	29.79	10.98%	1.59%	(1.08)%	184%	43,910
December 31, 2005	20.85	(.30)	10.37	10.07	—	—	—	30.92	48.30%	1.61%	(1.17)%	317%	79,722
Financial Services Fund
December 31, 2009	11.41	.06	2.19	2.25	(.22)	—	(.22)	13.44	19.68%	1.64%	0.54%	357%	17,163
December 31, 2008	21.96	.32	(10.87)	(10.55)	—	—	—	11.41	(48.04)%	1.61%	1.87%	422%	8,307
December 31, 2007	32.18	.28	(6.23)	(5.95)	(.66)	(3.61)	(4.27)	21.96	(18.80)%	1.59%	0.90%	525%	17,508
December 31, 2006	29.10	.26	4.59	4.85	(.39)	(1.38)	(1.77)	32.18	16.73%	1.59%	0.83%	330%	50,190
December 31, 2005	30.38	.28	.67	.95	(.25)	(1.98)	(2.23)	29.10	3.38%	1.59%	0.94%	549%	36,839
58	|	THE RYDEX |SGI VARIABLE TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease)
	NET ASSET	Net	and	in Net Asset	Distributions	Distributions		NET ASSET			Net		Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net	from Net		VALUE,	Total		Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment	Realized	Total	END OF	Investment	Total	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses	(Loss)	Rate	omitted)

Health Care Fund
December 31, 2009	$21.22	$.04	$5.19	$5.23	$—	$—	$—	$26.45	24.65%	1.67%	0.17%	301%	$26,896
December 31, 2008	29.61	(—)§	(7.40)	(7.40)	—	(.99)	(.99)	21.22	(24.86)%	1.62%	(0.01)%	266%	35,778
December 31, 2007	28.41	(.01)	1.73	1.72	—	(.52)	(.52)	29.61	6.02%	1.59%	(0.02)%	424%	37,521
December 31, 2006	28.17	(.15)	1.59	1.44	—	(1.20)	(1.20)	28.41	5.11%	1.59%	(0.52)%	251%	40,825
December 31, 2005	25.46	(.16)	2.87	2.71	—	—	—	28.17	10.64%	1.60%	(0.62)%	330%	51,692
Internet Fund
December 31, 2009	9.84	(.19)	6.67	6.48	—	—	—	16.32	65.85%	1.64%	(1.36)%	274%	30,360
December 31, 2008	17.85	(.16)	(7.85)	(8.01)	—	—	—	9.84	(44.87)%	1.60%	(1.07)%	341%	2,405
December 31, 2007	16.17	(.05)	1.73	1.68	—	—	—	17.85	10.39%	1.54%	(0.29)%	432%	24,937
December 31, 2006	14.74	(.21)	1.64	1.43	—	—	—	16.17	9.70%	1.58%	(1.33)%	420%	9,381
December 31, 2005	17.01	(.21)	(.13)	(.34)	—	(1.93)	(1.93)	14.74	(1.38)%	1.61%	(1.36)%	676%	20,959
Leisure Fund
December 31, 2009	30.47	.06	11.13	11.19	—	—	—	41.66	36.72%	1.64%	0.17%	316%	11,722
December 31, 2008†††	636.60	(1.07)	(347.66)	(348.73)	—	(257.40)	(257.40)	30.47	(49.09)%	1.61%	(0.26)%	255%	1,601
December 31, 2007†††	785.70	(1.20)	(15.30)	(16.50)	—	(132.60)	(132.60)	636.60	(2.54)%	1.59%	(0.14)%	171%	15,311
December 31, 2006†††	658.80	(.60)	155.10	154.50	—	(27.60)	(27.60)	785.70	23.47%	1.60%	(0.07)%	221%	37,699
December 31, 2005†††	761.70	(5.70)	(30.90)	(36.60)	—	(66.30)	(66.30)	658.80	(4.87)%	1.56%	(0.79)%	369%	13,961
Precious Metals Fund
December 31, 2009	9.24	(.13)	4.68	4.55	—	—	—	13.79	49.24%	1.55%	(1.14)%	253%	86,277
December 31, 2008	15.04	(.09)	(5.71)	(5.80)	—	—	—	9.24	(38.56)%	1.50%	(0.66)%	228%	61,025
December 31, 2007	12.58	(.10)	2.56	2.46	—	—	—	15.04	19.55%	1.45%	(0.71)%	268%	91,613
December 31, 2006	10.36	(.03)	2.25	2.22	—	—	—	12.58	21.43%	1.49%	(0.26)%	228%	62,910
December 31, 2005	8.57	(.02)	1.81	1.79	—	—	—	10.36	20.89%	1.57%	(0.24)%	308%	68,241
Retailing Fund
December 31, 2009	7.53	(.02)	3.35	3.33	—	—	—	10.86	44.22%	1.65%	(0.19)%	470%	15,488
December 31, 2008	11.27	(.02)	(3.70)	(3.72)	—	(.02)	(.02)	7.53	(32.95)%	1.62%	(0.17)%	460%	13,621
December 31, 2007	29.78	(.24)	(2.95)	(3.19)	—	(15.32)	(15.32)	11.27	(12.60)%	1.60%	(0.81)%	182%	4,651
December 31, 2006	27.85	(.11)	2.92	2.81	—	(.88)	(.88)	29.78	10.08%	1.59%	(0.37)%	227%	28,306
December 31, 2005	26.65	(.25)	1.70	1.45	—	(.25)	(.25)	27.85	5.48%	1.58%	(0.90)%	421%	17,616
Technology Fund
December 31, 2009	7.05	(.06)	3.98	3.92	—	—	—	10.97	55.60%	1.65%	(0.68)%	252%	39,967
December 31, 2008	16.27	(.08)	(7.39)	(7.47)	—	(1.75)	(1.75)	7.05	(45.41)%	1.60%	(0.63)%	277%	7,238
December 31, 2007	14.74	(.15)	1.68	1.53	—	—	—	16.27	10.38%	1.56%	(0.91)%	584%	33,123
December 31, 2006	13.92	(.16)	.98	.82	—	—	—	14.74	5.89%	1.59%	(1.09)%	403%	23,215
December 31, 2005	13.50	(.16)	.58	.42	—	—	—	13.92	3.11%	1.62%	(1.21)%	541%	19,145
Telecommunications Fund
December 31, 2009	7.94	.18	2.08	2.26	(.40)	—	(.40)	9.80	28.68%	1.66%	2.03%	694%	5,748
December 31, 2008	23.89	.24	(11.49)	(11.25)	(.05)	(4.65)	(4.70)	7.94	(45.34)%	1.61%	1.34%	341%	8,754
December 31, 2007	21.91	.05	1.97	2.02	(.04)	—	(.04)	23.89	9.23%	1.58%	0.20%	295%	31,781
December 31, 2006	18.81	.15	3.52	3.67	(.29)	(.28)	(.57)	21.91	19.51%	1.59%	0.72%	264%	33,337
December 31, 2005	20.53	.19	.06	.25	—	(1.97)	(1.97)	18.81	1.16%	1.60%	0.98%	362%	16,898
Transportation Fund
December 31, 2009	10.91	(.03)	1.92	1.89	(.12)	—	(.12)	12.68	17.39%	1.67%	(0.29)%	857%	8,462
December 31, 2008	14.85	.04	(3.80)	(3.76)	—	(.18)	(.18)	10.91	(25.26)%	1.62%	0.27%	544%	21,509
December 31, 2007	35.05	(.04)	(2.24)	(2.28)	—	(17.92)	(17.92)	14.85	(8.75)%	1.60%	(0.12)%	284%	8,513
December 31, 2006	32.64	(.24)	2.65	2.41	—	—	—	35.05	7.38%	1.59%	(0.68)%	249%	29,549
December 31, 2005	31.45	(.19)	2.64	2.45	—	(1.26)	(1.26)	32.64	8.48%	1.58%	(0.63)%	258%	31,378
THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	59

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease)
	NET ASSET		and	in Net Asset	Distributions	Distributions		NET ASSET					Net Assets,
	VALUE,	Net	Unrealized	Value	from Net	from Net		VALUE,	Total		Net	Portfolio	End of
	BEGINNING	Investment	Gains (Losses)	Resulting from	Investment	Realized	Total	END OF	Investment	Total	Investment	Turnover	Period (000’s
Year Ended	OF PERIOD	Income†	on Investments	Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses	Income	Rate	omitted)

Utilities Fund
December 31, 2009	$15.41	$.41	$1.65	$2.06	$(1.06)	$—	$(1.06)	$16.41	13.80%	1.67%	2.69%	309%	$15,814
December 31, 2008	22.29	.37	(6.97)	(6.60)	(.08)	(.20)	(.28)	15.41	(29.57)%	1.61%	1.90%	293%	34,343
December 31, 2007	22.38	.32	2.59	2.91	(.39)	(2.61)	(3.00)	22.29	12.86%	1.58%	1.32%	244%	65,532
December 31, 2006	19.09	.36	3.64	4.00	(.49)	(.22)	(.71)	22.38	20.96%	1.59%	1.73%	169%	71,719
December 31, 2005	17.34	.34	1.50	1.84	(.09)	—	(.09)	19.09	10.56%	1.60%	1.80%	342%	39,943

†	Calculated using the average daily shares outstanding for the period.

††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

†††	Per share amounts for the period ended December 31, 2004 — December 7, 2008 have been restated to reflect a 1:30 reverse stock split effective December 8, 2008.

§	Less than $.01 per share.
60	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2009, the Trust consisted of fifty-seven separate Funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
The Sector Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.
The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.
E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.85% of the average daily net assets of each of the Funds, except the Precious Metals Fund, which is 0.75% of the average daily net assets.
Rydex Investments provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund.
Rydex Investments also provides accounting services to the Trust for fees calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund.
Rydex Investments engages external service providers to perform other necessary services to the Trust, such as accounting and auditing related services, legal services, printing and mailing, etc. on a pass through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Organizational and setup costs for new Funds are paid by the Trust.
The Trust has adopted an Investor Services Plan for which the Distributor and other firms that provide shareholder services (“Service Providers”) may receive compensation. The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
3. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2006-2009), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.
Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2009, the following Funds offset net realized capital gains with capital losses from previous years:

Fund	Amount

Electronics Fund	$927,074
Internet Fund	559,922
Leisure Fund	234,633
62	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Banking Fund	$435,757	$—	$435,757
Basic Materials Fund	86,889	1,278,910	1,365,799
Biotechnology Fund	—	—	—
Consumer Products Fund	346,841	—	346,841
Electronics Fund	—	—	—
Energy Fund	576	3,006,826	3,007,402
Energy Services Fund	—	2,202,081	2,202,081
Financial Services Fund	254,482	—	254,482
Health Care Fund	—	—	—
Internet Fund	—	—	—
Leisure Fund	—	—	—
Precious Metals Fund	—	—	—
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	180,137	—	180,137
Transportation Fund	41,800	—	41,800
Utilities Fund	777,786	—	777,786
The tax character of distributions paid during the year ended December 31, 2008 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Banking Fund	$31,117	$—	$31,117
Basic Materials Fund	1,786,119	549,396	2,335,515
Biotechnology Fund	—	—	—
Consumer Products Fund	208,803	567,319	776,122
Electronics Fund	—	—	—
Energy Fund	1,012,358	369,802	1,382,160
Energy Services Fund	2,132,477	691,633	2,824,110
Financial Services Fund	—	—	—
Health Care Fund	777,941	1,033,100	1,811,041
Internet Fund	—	—	—
Leisure Fund	117,360	779,696	897,056
Precious Metals Fund	—	—	—
Retailing Fund	—	43,364	43,364
Technology Fund	1,726,089	12,082	1,738,171
Telecommunications Fund	1,453,922	1,141,718	2,595,640
Transportation Fund	—	426,402	426,402
Utilities Fund	441,479	174,095	615,574
The tax character of distributable earnings/(accumulated losses) at December 31, 2009 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward[1]

Banking Fund	$78,777	$—	$(1,967,604)	$(8,786,184)
Basic Materials Fund	231,949	—	8,209,140	(1,226,969)
Biotechnology Fund	—	—	496,177	(11,622,696)
Consumer Products Fund	242,595	—	2,150,141	(4,676,345)
Electronics Fund	—	—	6,169,704	(9,718,130)
Energy Fund	171,009	—	11,291,094	(1,787,149)
Energy Services Fund	—	—	13,189,606	(1,787,996)
Financial Services Fund	71,316	—	294,861	(7,132,088)
Health Care Fund	41,798	—	2,372,407	(8,248,515)
Internet Fund	—	—	7,707,677	(5,657,717)
Leisure Fund	10,939	—	1,590,060	(2,302,041)
Precious Metals Fund	4,015	—	30,331,156	(11,317,263)
Retailing Fund	—	—	2,795,507	(2,438,235)
Technology Fund	—	—	7,354,612	(4,726,792)
Telecommunications Fund	124,807	—	293,542	(2,513,274)
Transportation Fund	—	—	683,177	(8,904,122)
Utilities Fund	552,286	—	1,270,148	(2,605,159)
Capital Loss Carryforward amounts may be limited due to U.S. Treasury Regulations.
THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	63

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2010	2011	2012	2013	2014	2015	2016	2017	Carryforward

Banking Fund	$—	$—	$—	$(470,556)	$—	$—	$(1,380,916)	$(6,934,712)	$(8,786,184)
Basic Materials Fund	—	—	—	—	—	—	—	(1,226,969)	(1,226,969)
Biotechnology Fund	(608,485)	—	(1,880,980)	(739,559)	(1,048,743)	(717,792)	(239,044)	(6,388,093)	(11,622,696)
Consumer Products Fund	—	—	—	—	—	—	(1,227,582)	(3,448,763)	(4,676,345)
Electronics Fund	—	—	—	(1,255,439)	(6,193,088)	(1,411,864)	(857,739)	—	(9,718,130)
Energy Fund	—	—	—	—	—	—	—	(1,787,149)	(1,787,149)
Energy Services Fund	—	—	—	—	—	—	—	(1,787,996)	(1,787,996)
Financial Services Fund	—	—	—	—	—	(1,122,489)	(2,376,570)	(3,633,029)	(7,132,088)
Health Care Fund	—	—	—	—	—	—	(2,056,303)	(6,192,212)	(8,248,515)
Internet Fund	—	—	—	—	—	—	(5,657,717)	—	(5,657,717)
Leisure Fund	—	—	—	—	—	—	(2,302,041)	—	(2,302,041)
Precious Metals Fund	—	—	—	(935,222)	—	—	(123,651)	(10,258,390)	(11,317,263)
Retailing Fund	—	—	—	—	—	—	(447,828)	(1,990,407)	(2,438,235)
Technology Fund	—	—	—	—	—	—	(4,726,792)	—	(4,726,792)
Telecommunications Fund	—	—	—	—	—	—	(1,196,488)	(1,316,786)	(2,513,274)
Transportation Fund	—	—	—	—	—	—	(593,525)	(8,310,597)	(8,904,122)
Utilities Fund	—	—	—	—	—	—	(897,305)	(1,707,854)	(2,605,159)
64	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Banking Fund	$6,605,065	$—	$(1,967,604)	$(1,967,604)
Basic Materials Fund	38,434,761	8,371,254	(162,114)	8,209,140
Biotechnology Fund	12,698,001	567,237	(71,060)	496,177
Consumer Products Fund	19,025,048	2,211,473	(61,332)	2,150,141
Electronics Fund	18,861,602	6,208,504	(38,800)	6,169,704
Energy Fund	28,359,428	11,646,020	(354,926)	11,291,094
Energy Services Fund	28,247,858	13,393,733	(204,127)	13,189,606
Financial Services Fund	16,825,915	464,810	(169,949)	294,861
Health Care Fund	24,499,010	2,426,049	(53,642)	2,372,407
Internet Fund	22,678,642	7,903,246	(195,569)	7,707,677
Leisure Fund	10,158,677	1,694,111	(104,051)	1,590,060
Precious Metals Fund	55,944,339	30,848,462	(517,306)	30,331,156
Retailing Fund	12,642,856	2,842,780	(47,273)	2,795,507
Technology Fund	32,624,831	7,415,446	(60,834)	7,354,612
Telecommunications Fund	5,449,947	320,575	(27,033)	293,542
Transportation Fund	7,740,343	740,824	(57,647)	683,177
Utilities Fund	14,624,774	1,314,176	(44,028)	1,270,148
4. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund. Repurchase agreements are valued at amortized cost, which approximates market value.
The repurchase agreements executed by the joint account and outstanding at December 31, 2009, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	(0.02)% due 01/04/10	$6,080,571	$6,080,571	$6,080,557

			$6,080,571	$6,080,557

At December 31, 2009, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Date	Rate	Par Value	Market Value

U.S. Treasury Bill	06/17/10	—	$6,210,000	$6,204,660

				$6,204,660

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
5. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair
THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	65

NOTES TO FINANCIAL STATEMENTS (continued)

value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2009:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total

Assets
Banking Fund	$4,611,477	$25,984	$—	$4,637,461
Basic Materials Fund	46,502,131	141,770	—	46,643,901
Biotechnology Fund	13,080,958	113,220	—	13,194,178
Consumer Products Fund	21,113,840	61,349	—	21,175,189
Electronics Fund	24,907,097	124,209	—	25,031,306
Energy Fund	39,333,588	316,934	—	39,650,522
Energy Services Fund	41,296,214	141,250	—	41,437,464
Financial Services Fund	17,043,805	76,971	—	17,120,776
Health Care Fund	26,718,387	153,030	—	26,871,417
Internet Fund	30,204,042	182,277	—	30,386,319
Leisure Fund	11,680,685	68,052	—	11,748,737
Precious Metals Fund	86,109,306	166,189	—	86,275,495
Retailing Fund	15,354,574	83,789	—	15,438,363
Technology Fund	39,766,411	213,032	—	39,979,443
Telecommunications Fund	5,710,685	32,804	—	5,743,489
Transportation Fund	8,400,380	23,140	—	8,423,520
Utilities Fund	15,725,495	169,427	—	15,894,922
6. Securities Transactions
During the year ended December 31, 2009 purchases and sales of investment securities, excluding short-term and temporary cash investments, were:

		Basic	Biotech-	Consumer			Energy
	Banking	Materials	nology	Products	Electronics	Energy	Services
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$ 83,858,718	$135,047,176	$ 84,145,039	$44,401,032	$ 85,716,617	$72,788,752	$90,522,298
Sales	$100,819,888	$123,264,567	$106,227,050	$49,514,068	$ 71,693,393	$74,488,284	$85,268,046

	Financial	Health			Precious
	Services	Care	Internet	Leisure	Metals	Retailing	Technology
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$ 52,839,497	$ 73,833,250	$ 65,732,098	$26,464,950	$185,345,141	$63,053,967	$80,827,837
Sales	$ 47,585,127	$ 85,669,028	$ 46,809,889	$18,658,908	$181,671,579	$65,173,391	$59,388,685

	Telecommunications	Transportation	Utilities
	Fund	Fund	Fund

Purchases	$ 42,720,982	$ 55,992,305	$ 63,694,503
Sales	$ 46,967,138	$ 65,949,491	$ 82,219,675
66	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7. Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Shares Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Banking Fund	8,335,904	7,674,987	34,777	2,286	(9,714,053)	(6,366,272)	(1,343,372)	1,311,001
Basic Materials Fund	5,641,375	3,369,025	47,032	137,141	(5,323,392)	(4,573,538)	365,015	(1,067,372)
Biotechnology Fund	3,794,772	5,366,301	—	—	(5,065,926)	(4,157,122)	(1,271,154)	1,209,179
Consumer Products Fund	1,603,031	2,837,579	10,715	29,299	(1,857,493)	(3,067,404)	(243,747)	(200,526)
Electronics Fund	10,441,590	3,207,474	—	—	(8,581,628)	(3,147,576)	1,859,962	59,898
Energy Fund	3,620,410	3,864,204	117,111	66,642	(3,750,065)	(4,973,246)	(12,544)	(1,042,400)
Energy Services Fund	5,247,177	2,869,511	102,090	182,083	(4,983,087)	(4,008,447)	366,180	(956,853)
Financial Services Fund	5,025,328	3,936,662	18,893	—	(4,495,513)	(4,005,875)	548,708	(69,213)
Health Care Fund	3,234,301	4,549,619	—	88,430	(3,903,309)	(4,219,410)	(669,008)	418,639
Internet Fund	5,616,975	2,275,129	—	—	(4,000,662)	(3,427,511)	1,616,313	(1,152,382)
Leisure Fund	679,704	979,006	—	1,007,928	(450,891)	(2,655,793)	228,813	(668,859)
Precious Metals Fund	17,955,101	18,236,924	—	—	(18,302,594)	(17,722,874)	(347,493)	514,050
Retailing Fund	6,538,502	4,688,769	—	6,405	(6,922,165)	(3,297,878)	(383,663)	1,397,296
Technology Fund	9,525,746	3,653,213	—	258,272	(6,909,178)	(4,920,488)	2,616,568	(1,009,003)
Telecommunications Fund	4,847,866	3,199,295	19,002	356,055	(5,382,779)	(3,783,032)	(515,911)	(227,682)
Transportation Fund	4,767,262	7,764,155	3,533	40,494	(6,075,172)	(6,406,286)	(1,304,377)	1,398,363
Utilities Fund	4,637,775	8,051,669	50,506	41,093	(5,953,797)	(8,803,682)	(1,265,516)	(710,920)
THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	67

NOTES TO FINANCIAL STATEMENTS (concluded)

8. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 331/3% of a Fund’s net assets, 331/3% of a Fund’s assets held by the Custodian or 331/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2010. As of and for the year ended December 31, 2009, the Funds did not have any outstanding borrowings under this agreement.
9. New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented in Note 5. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.
10. Subsequent Events
Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 25, 2010, the date the financial statements were available to be issued.
On February 15, 2010, Security Benefit Mutual Holding Company (“SBMHC”), the parent company of Security Benefit Corporation (“SBC”) and the ultimate parent company of Rydex Investments, entered into a Purchase and Sale Agreement whereby Guggenheim SBC Holdings LLC (“Guggenheim Holdings”) will, subject to regulatory approval, policyholder approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC, purchase all of the issued and outstanding stock of SBC (the “SBC Purchase Transaction”). The SBC Purchase Transaction would result in a change of control of Rydex Investments whereby SBC and its subsidiaries would be wholly-owned by Guggenheim Holdings. If the SBC Purchase Transaction does not close, other than as a result of a breach by Guggenheim Holdings or for certain other reasons, then SBC will sell its asset management business to Guggenheim Holdings, which would include Rydex Investments and would result in a change of control of Rydex Investments. The sale of SBC’s asset management business, like the SBC Purchase Transaction, would be subject to regulatory approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC.
68	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (seventeen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 25, 2010
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	69

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Banking Fund	100.00%
Basic Materials Fund	100.00%
Consumer Products Fund	100.00%
Financial Services Fund	100.00%
Telecommunications Fund	88.78%
Transportation Fund	100.00%
Utilities Fund	100.00%
With respect to the taxable year ended December 31, 2009, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	Basic Materials	Energy	Energy Services
	Fund	Fund	Fund

From long-term capital gains subject to the 15% rate gains category:	$1,278,910	$3,006,826	$2,202,081
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
Rydex Investments Board Review and Approval of the Investment Advisory Agreements
The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement (including any sub-advisory agreement) be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement (or sub-advisory agreement) or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement (or sub-advisory agreement). In addition, the U.S. Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve (or renew) an investment advisory agreement (or sub-advisory agreement).
Consistent with these responsibilities, the Rydex Variable Trust Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements (including sub-advisory agreements) between Rydex Variable Trust (the “Trust”) and PADCO Advisors II, Inc., which does business under the name Rydex Investments (“Rydex Investments”) (the “Advisory Agreements”), with respect to existing funds in the Trust (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments, including information about Rydex Investments’ affiliates, personnel and operations. This information is in addition to the detailed information about the Funds that the Board reviews
70	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements (including sub-advisory agreements). In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management, and participate in question and answer sessions with representatives of Rydex Investments.
At an in-person meeting held on August 25, 2009, called for the purpose of among other things, voting on the renewal of the Advisory Agreements, the Board, including all of the Independent Trustees (the “Annual Renewal Meeting”), considered and approved the selection of Rydex Investments as the Funds’ investment advisor and the continuance of the Advisory Agreements for an additional one-year period, based on its review of qualitative and quantitative information provided by Rydex Investments.
Board Considerations in Approving the Continuation of the Advisory Agreements
In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex Investments’ policies and compliance procedures applicable to personal securities transactions; (j) Rydex Investments’ reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreements are fair and reasonable; (b) concluded that Rydex Investments’ fees were reasonable in light of the services that Rydex Investments provides to each of the Funds; and (c) agreed to renew the Advisory Agreements for an additional one-year term.
In approving the continuation of the Advisory Agreements at the Annual Renewal Meeting, the Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.
Nature, Extent, and Quality of Services Provided by the Adviser
At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under the Advisory Agreements and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Advisory Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. In addition, the Board reviewed and considered certain of the Funds’ investment in wholly-owned and controlled Cayman Islands subsidiaries (each a “Subsidiary”), and noted that each Subsidiary has entered into a separate advisory agreement with Rydex Investments for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays Rydex Investments a management fee at the same rate that the Subsidiary’s corresponding Fund pays Rydex Investments. The Board noted that Rydex Investments has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to Rydex Investments by each Fund’s Subsidiary and that the contractual fee waiver will continue in effect for so long as each Fund invests in its Subsidiary. The Board further noted that the contractual fee waiver may not be terminated by Rydex Investments unless the Board approves such termination. The Board also noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by Rydex Investments due to the unlimited exchange policy of the majority of the Funds. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Advisory Agreements were appropriate and continued to support the Board’s original selection of Rydex Investments as investment adviser to the Funds.
THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	71

OTHER INFORMATION (Unaudited) (concluded)

Fund Expenses And Performance Of The Funds And Rydex Investments
At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each benchmark Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the lack of a sizeable peer group for certain of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board also noted that the investment advisory fees for the Funds generally were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Advisory Agreements.
Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates
At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex Investments based on the advisory fees payable under the Advisory Agreements for the last calendar year. Rydex Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’ profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the Advisory Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.
Economies Of Scale
In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the Advisory Agreements did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.
Other Benefits To Rydex Investments And/Or Its Affiliates
At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to the Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’ shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.
72	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	151
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	151
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	151
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds – 2005	151
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	151
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	151
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT	|	73

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Roger Somers	Rydex Series Funds – 1993	151
Trustee (1944)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nick Bonos* Vice President and Treasurer (1963)	Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)
74	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present) Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
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DECEMBER 31, 2009
RYDEX VARIABLE TRUST
CLS ADVISORONE FUNDS ANNUAL REPORT
AMERIGO FUND
CLERMONT FUND
BEROLINA FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

PERFORMANCE REPORTS AND FUND PROFILES	6

SCHEDULES OF INVESTMENTS	12

STATEMENTS OF ASSETS AND LIABILITIES	18

STATEMENTS OF OPERATIONS	19

STATEMENTS OF CHANGES IN NET ASSETS	20

FINANCIAL HIGHLIGHTS	22

NOTES TO FINANCIAL STATEMENTS	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

OTHER INFORMATION	31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	35
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER,
On September 15, 2009, Federal Reserve (Fed) Chairman Ben Bernanke stated that “the recession is very likely over.” Indications are that we are in fact emerging from what has been termed the “Great Recession,” but significant risks linger due to the aftershocks of the 2008 financial and liquidity crisis.
Despite the strong advance to end the year, 2009 marked the end of one of the all-time worst decades of performance for the U.S. equity markets, with an average annual return of -.95%. However, economic trends over the last year suggest that conditions are improving. One sign is an exceptionally strong equity market. From March 9 (the market’s low point) until the end of 2009, the U.S. equity market was up 67.80% as measured by the S&P 500® Index. Strong equity returns across multiple indices, including the MSCI EAFE Index® (up 32.43% for the year), reflected investors’ increased appetite for risk.
More signs of economic improvement
Emerging markets posted even stronger returns—the MSCI Emerging Markets Index, for instance, was up 78.58% in 2009. Additionally, all 10 underlying economic sectors posted positive returns during the one- year period, with information technology (59.92%) and materials (45.22%) leading the way. Among the laggards for the year, utilities (6.80%) and telecom (2.63%) still managed to produce positive returns. Along with traditional assets, hedge fund managers enjoyed the favorable market environment in 2009 with returns of 20.04% as measured by the HFRI Fund Weighted Composite Index, which is an equal weighted index of more than 2,000 single manager hedge funds. Those strong returns were in contrast to a poor showing in 2008, when the composite index was down 19%. Another good sign: After a significant spike at the height of the financial crisis in the fall of 2008, implied market volatility levels as measured by the VIX Index have steadily trended down to more normal levels.
Improving housing conditions and increases in consumer spending—combined with significant reduction of inventories—lifted the U.S. economy out of recession in the third quarter of 2009. Real GDP grew at a rate of 2.2% for the quarter. U.S. consumer confidence, as measured by the Conference Board Consumer Confidence Index, rose in December to 52.9—the second straight month of improvement. Consumer outlook has improved somewhat from early in 2009, although concerns relating to the job market continue to weigh on consumers. Another sign of stronger economic conditions is existing home sales, which continued to improve—in November, existing home sales increased 7.4% from the prior month.
Reasons for caution in 2010
While many indicators are positive, certain risks remain. One of the major areas of concern is U.S. employment. The pace of job losses has slowed considerably from late 2008 and early 2009, when the change to non-farm payrolls shed as much as 741,000 jobs in a month. However, in December, despite modest growth in the prior month, 85,000 jobs were lost. The unemployment rate remained unchanged at 10% only due to the fact that the labor force declined by 661,000 workers.
Looking at 2010, some questions remain. How (and in what timeframe) will the Fed orchestrate an exit to the massive amount of quantitative easing it has implemented? Will inflationary pressures force the Fed to raise rates prematurely or will excess productive capacity counter those risks? How will the government grapple with deficit issues while promoting job growth necessary to support the fragile economy?
2	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

So far, the Fed has signaled that it will maintain an “exceptionally low” interest rate target for some time—in fact, there is a reasonable chance that the Fed will not increase rates until early 2011. If financial conditions continue to improve, the Fed will not need to further expand its credit easing policies and may begin an orderly exit to the existing programs. The major risks for the U.S. economy include long-run negative implications to carrying large budget deficits. Labor conditions also factor largely into the equation, with the risk of continued rising unemployment undermining the economic recovery.
In any case, the broad array of product offerings at Rydex|SGI can help investors either hedge or augment exposures to the equity or fixed-income markets, as well as introduce alternative assets and strategies into a portfolio to improve overall diversification. Thank you for the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer
Performance displayed represents past performance, which is no guarantee of future results.
Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit www.rydex-sgi.com.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2009 and ending December 31, 2009.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2009	December 31, 2009	Period	*

Table 1. Based on actual Fund return
Amerigo Fund	1.70%		$1,000.00	$1,233.80	$9.57
Clermont Fund	1.70%		1,000.00	1,141.30	9.18
Berolina Fund	1.70%		1,000.00	1,202.70	9.44

Table 2. Based on hypothetical 5% return (before expenses)
Amerigo Fund	1.70%		1,000.00	1,016.64	8.64
Clermont Fund	1.70%		1,000.00	1,016.64	8.64
Berolina Fund	1.70%		1,000.00	1,016.64	8.64

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by number of days in current fiscal year. Expenses shown do not include fees charged by insurance companies.

†	Annualized and excludes expenses of the underlying funds in which the Funds invest.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

AMERIGO FUND
OBJECTIVE: Seeks long-term growth of capital without regard to current income.
Inception: July 1, 2003
Amerigo gained 39.41% for the one-year period ended December 31, 2009, outperforming its benchmark, the S&P 500 Index, which rose 26.47%. Four key themes contributed to Amerigo’s outperformance in 2009: investors transitioned from a risk averse posture to a risk-seeking one, the weakness of the U.S. Dollar, strength in commodities and the out-performance of Emerging Market equities.
The tremendous shift in investor sentiment from extreme risk aversion in the first quarter of the year to more typical risk-seeking behavior in the latter nine months was probably the most important factor in 2009. The U.S. dollar resumed its downward move in 2009. Over the past year, there has been a historically high inverse correlation between the U.S. dollar and the markets: When the U.S. dollar declined, assets priced in U.S. dollars have tended to rise. That inverse relationship fueled the strong performance of most commodities and the renewed outperformance of emerging market equities.
During the first quarter of 2009, Amerigo eliminated its allocation to bonds and invested the proceeds in equities and commodities. During the third and fourth quarters of 2009, the Fund reduced its allocations to emerging market equities and commodities and reinvested the proceeds into U.S. equities across the market capitalization spectrum. As returns among various asset classes began to converge, we reduced the size of Amerigo’s underweighted- and over- weighted positions relative to our benchmark.
As we enter 2010, we expect market breadth to continue narrowing as the initial recovery rally matures. Should that occur, the performance of the various asset classes will begin to diverge and the gap between the “winners” and the “losers” may widen. As the market reverts to fundamentals, asset allocation will become increasingly important in generating incremental returns above the market indices.
Berolina remains overweighted in investment grade and high yield bonds. With the U.S. economy on the cusp of a recovery and interest rates remaining at very low levels, we believe it is too early to reduce the fund’s corporate bond exposure.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
ETF — Exchange Traded Fund.

Ten Largest Holdings (% of Total Net Assets)

iShares Russell 1000 Growth Index Fund	9.0%
iShares S&P 500 Index Fund	8.3%
SPDR Trust, Series 1	8.3%
PowerShares QQQ	7.6%
iShares S&P Latin America 40 Index Fund	6.7%
iShares MSCI Emerging Markets Index Fund	5.8%
Vanguard Mid-Cap ETF	5.4%
iShares Russell Midcap Growth Index Fund	5.0%
iShares Russell Midcap Index Fund	3.6%
iShares MSCI Brazil Index Fund	2.9%

Top Ten Total	62.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

Cumulative Fund Performance:
July 1, 2003 — December 31, 2009
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/01/03)

AMERIGO FUND	39.41%	2.08%	5.63%
S&P 500 INDEX	26.47%	0.42%	4.03%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

CLERMONT FUND
OBJECTIVE: Seek a combination of current income and growth of capital.
Inception: July 1, 2003
Clermont gained 22.58% for the one-year period ended December 31, 2009, outperforming its blended benchmark, consisting of 45% S&P 500 Index / 55% Barclay’s Capital Credit Index, which rose 15.06%.
As securities have recovered and are no longer as dramatically undervalued as they were in early 2009, Clermont’s portfolio has become more conservative. The Fund has reduced its overweighted and underweighted positions in various asset classes to more closely reflect respective benchmark weightings. Accordingly, we trimmed Clermont’s exposure to emerging markets and reinvested the proceeds primarily in domestic large-cap blend equities.
Within the Fund’s fixed income portfolio, we pared back positions in short-and intermediate-term securities and reinvested the proceeds in the Fund’s bond benchmark, the Barclays Capital Credit Index.
We are now nearing the end of the “easy” portion of the post-recovery rally. Further market appreciation in the period ahead will require a transition from the recent profit recovery to a sustainable economic recovery. During this process, we expect the markets to become more selective and the spread between the asset classes to widen. As it does, asset allocation will likely have a much greater impact on portfolio returns than market timing.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
ETF — Exchange Traded Fund.

Ten Largest Holdings (% of Total Net Assets)

iShares Barclays Credit Bond Fund	12.3%
SPDR Trust, Series 1	7.7%
iShares iBoxx $ Investment Grade
Corporate Bond Fund	7.6%
Vanguard Total Bond Market ETF	7.1%
iShares iBoxx $ High Yield Corporate
Bond Fund	6.2%
iShares S&P 500 Index Fund	4.9%
SPDR Barclays Capital High Yield Bond ETF	3.6%
Vanguard Short-Term Bond ETF	3.0%
Vanguard Emerging Markets ETF	3.0%
PowerShares QQQ	2.9%

Top Ten Total	58.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

Cumulative Fund Performance:
July 1, 2003 — December 31, 2009
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/01/03)

CLERMONT FUND	22.58%	0.50%	2.50%
S&P 500 INDEX	26.47%	0.42%	4.03%
SYNTHETIC BALANCED BENCHMARK*	15.06%	3.44%	4.63%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and Barclay’s Capital Credit Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
* Benchmark reflects a 45/55 ratio of the performance of the S&P 500 Index and the Barclays Capital Credit Index.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BEROLINA FUND
OBJECTIVE: Seeks to provide growth of capital and total return.
Inception: November 10, 2006
Berolina gained 35.79% for the year ended December 31, 2009, outperforming its blended benchmark, 75% S&P 500 Index and 25% Barclay’s Capital Credit Index, which rose 21.51%.
A significant overweighting in emerging market equities, especially Latin American and Chinese equities, was the main contributor to the fund’s outperformance for the year. As the reflation trade increased in investor popularity during the year, Berolina’s performance benefited.
Over the intermediate term, we believe that a continued market strength requires a transition from the “profit” recovery of 2009 to a self-sustaining “economic recovery” in the year ahead. A recovery that is too fast will aggravate the “bond vigilantes” concerned about potential inflation, while a recovery that is too slow will not be well received by equity investors. A self-sustaining, moderate recovery that does not hinge on further government stimulus programs would represent the “sweet spot” for coming year.
Berolina remains overweighted in investment grade and high yield bonds. With the U.S. economy on the cusp of a recovery and interest rates remaining at very low levels, we believe it is too early to reduce the Fund’s corporate bond exposure.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
ETF — Exchange Traded Fund.

Ten Largest Holdings (% of Total Net Assets)

iShares S&P Latin America 40 Index Fund	6.4%
iShares MSCI Emerging Markets Index Fund	5.6%
iShares Barclays Credit Bond Fund	3.9%
SPDR Barclays Capital High Yield Bond ETF	3.9%
iShares iBoxx $ High Yield
Corporate Bond Fund	3.8%
iShares S&P 500 Index Fund	3.7%
SPDR Trust, Series 1	3.7%
Vanguard Emerging Markets ETF	3.0%
Vanguard Large-Cap ETF	2.8%
iShares MSCI Pacific ex-Japan Index Fund	2.5%

Top Ten Total	39.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

Cumulative Fund Performance:
November 10, 2006 — December 31, 2009
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

		SINCE
	ONE	INCEPTION
	YEAR	(11/10/06)

BEROLINA FUND	35.79%	-2.30%
S&P 500 INDEX	26.47%	-4.48%
SYNTHETIC BALANCED BENCHMARK*	21.51%	4.58%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and Barclay’s Capital Credit Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.
* Benchmark reflects a 75/25 ratio of the performance of the S&P 500 Index and the Barclays Capital Credit Index.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	11

SCHEDULE OF INVESTMENTS
December 31, 2009
     AMERIGO FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 2.4%(a)
FINANCIALS 2.4%
Berkshire Hathaway, Inc. —
Class A*	33	$3,273,600
Berkshire Hathaway, Inc. —
Class B*	526	1,728,436

Total Financials		5,002,036

Total Common Stocks (Cost $5,640,355)		5,002,036

EXCHANGE TRADED FUNDS 95.9%(a)
UNITED STATES OF AMERICA 69.4%
iShares Russell 1000
Growth Index Fund	384,000	19,142,400
iShares S&P 500 Index Fund	158,600	17,701,346
SPDR Trust, Series 1	158,600	17,674,384
PowerShares QQQ	350,700	16,104,144
Vanguard Mid-Cap ETF	190,500	11,420,475
iShares Russell Midcap
Growth Index Fund	237,100	10,750,114
iShares Russell Midcap Index Fund	93,500	7,715,620
iShares Russell 2000 Index Fund	93,500	5,821,310
Vanguard Small-Cap ETF	93,500	5,362,225
Vanguard Large-Cap ETF	103,400	5,239,278
Diamonds Trust, Series I	42,700	4,442,935
Vanguard Total Stock Market ETF	69,200	3,900,804
Technology Select Sector SPDR Fund	150,400	3,439,648
Vanguard Extended Market ETF	70,100	3,018,506
SPDR S&P Biotech ETF	53,400	2,864,376
Vanguard Materials ETF	25,300	1,715,846
Health Care Select Sector
SPDR Fund	46,000	1,429,680
Rydex Russell Top 50 ETF†	17,000	1,421,030
Vanguard Value ETF	25,500	1,217,625
PowerShares DB Gold Fund*	29,100	1,141,302
PowerShares DB
Precious Metals Fund*	29,100	1,096,197
iShares Russell 1000
Value Index Fund	17,000	975,630
Industrial Select Sector SPDR Fund	33,800	939,302
PowerShares DB
Base Metals Fund*	40,100	902,250
Market Vectors-Coal ETF	15,300	552,636
KBW Capital Markets ETF	13,800	507,564
iShares S&P GSCI
Commodity Indexed Trust*	13,400	426,388
PowerShares DB Agriculture Fund*	13,400	354,296
PowerShares DB Commodity
Index Tracking Fund*	13,400	329,908

		MARKET
	SHARES	VALUE

iShares Dow Jones US Broker
Dealers Index Fund	8,800	$247,544

Total United States of America		147,854,763

INTERNATIONAL 9.1%
iShares MSCI Emerging
Markets Index Fund	297,200	12,333,800
Vanguard Emerging Markets ETF	103,700	4,251,700
Vanguard FTSE All-World
ex-US ETF	34,400	1,500,528
SPDR S&P BRIC 40 ETF	56,700	1,420,335

Total International		19,506,363

LATIN AMERICA REGION 6.7%
iShares S&P Latin America 40
Index Fund	297,200	14,209,132

Total Latin America Region		14,209,132

BRAZIL 2.9%
iShares MSCI Brazil Index Fund	83,500	6,229,935

Total Brazil		6,229,935

CANADA 1.7%
iShares MSCI Canada Index Fund	141,900	3,736,227

Total Canada		3,736,227

CHINA 1.4%
SPDR S&P China ETF	20,000	1,437,000
iShares FTSE/Xinhua China 25
Index Fund	20,000	845,400
iShares S&P Asia 50 Index Fund	16,700	667,165

Total China		2,949,565

GLOBAL 1.4%
iShares S&P Global Materials
Sector Index Fund	20,300	1,263,066
iShares S&P Global Energy
Sector Index Fund	25,300	902,704
iShares S&P Global Industrials
Sector Index Fund	17,000	754,970

Total Global		2,920,740

ASIAN PACIFIC REGION 1.0%
SPDR S&P Emerging
Asia Pacific ETF	28,400	2,106,712

Total Asian Pacific Region		2,106,712

ASIAN PACIFIC REGION EX JAPAN 1.0%
iShares MSCI Pacific
ex-Japan Index Fund	50,000	2,068,500

Total Asian Pacific Region ex Japan		2,068,500

12	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     AMERIGO FUND

		MARKET
	SHARES	VALUE

TAIWAN 0.6%
iShares MSCI
Taiwan Index Fund	100,200	$1,299,594

Total Taiwan		1,299,594

HONG KONG 0.5%
iShares MSCI Hong Kong
Index Fund	66,800	1,046,088

Total Hong Kong		1,046,088

GERMANY 0.2%
iShares MSCI Germany
Index Fund	17,000	381,480

Total Germany		381,480

Total Exchange Traded Funds (Cost $195,442,560)		204,309,099

MUTUAL FUNDS 2.0%(a)
First American Treasury
Obligations Fund	4,316,530	4,316,530

Total Mutual Funds (Cost $4,316,530)		4,316,530

Total Investments 100.3% (Cost $205,399,445)		$213,627,665

Liabilities in Excess of
Other Assets – (0.3)%		$(555,230)

Net Assets – 100.0%		$213,072,435

*	Non-Income Producing Security.

†	Affiliated Fund.

(a)	Value determined based on Level 1 inputs — See Note 5.

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	13

SCHEDULE OF INVESTMENTS
December 31, 2009
     CLERMONT FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 1.0%(a)
FINANCIALS 1.0%
Berkshire Hathaway, Inc. —
Class A*	5	$496,000
Berkshire Hathaway, Inc. —
Class B*	56	184,016

Total Financials		680,016

Total Common Stocks
(Cost $767,400)		680,016

EXCHANGE TRADED FUNDS 89.3%(a)
UNITED STATES OF AMERICA 75.5%
iShares Barclays Credit Bond Fund	81,700	8,213,301
SPDR Trust, Series 1	46,000	5,126,240
iShares iBoxx $ Investment Grade
Corporate Bond Fund	48,800	5,082,520
Vanguard Total Bond Market ETF	60,400	4,746,836
iShares iBoxx $ High Yield
Corporate Bond Fund	46,900	4,119,696
iShares S&P 500 Index Fund	29,400	3,281,334
SPDR Barclays Capital High
Yield Bond ETF	61,300	2,383,957
PowerShares QQQ	42,300	1,942,416
iShares Russell 1000
Growth Index Fund	36,800	1,834,480
iShares Barclays Aggregate
Bond Fund	16,400	1,692,316
Vanguard Total Stock Market ETF	29,200	1,646,004
Vanguard Large-Cap ETF	26,400	1,337,688
Vanguard Mid-Cap ETF	19,500	1,169,025
Diamonds Trust, Series I	11,200	1,165,360
Vanguard Extended Market ETF	19,500	839,670
iShares Russell 2000 Index Fund	11,200	697,312
iShares Russell Midcap Index Fund	8,200	676,664
Vanguard Small-Cap ETF	11,200	642,320
Vanguard Value ETF	12,300	587,325
Technology Select Sector
SPDR Fund	22,400	512,288
SPDR S&P Biotech ETF	8,200	439,848
PowerShares DB
Precious Metals Fund*	11,400	429,438
Rydex Russell Top 50 ETF†	3,700	309,283
Vanguard Mega Cap 300
Growth ETF	6,100	255,407
Vanguard Mega Cap 300 ETF	6,100	234,850
PowerShares DB Gold Fund*	5,700	223,554
Vanguard Mega Cap 300
Value ETF	6,100	214,110
SPDR KBW Bank ETF	8,200	173,594

		MARKET
	SHARES	VALUE

iShares Barclays 3-7 Year
Treasury Bond Fund	800	$88,128
PowerShares DB Silver Fund*	2,700	81,243
iShares Barclays 7-10 Year
Treasury Bond Fund	800	70,880
iShares S&P GSCI
Commodity Indexed Trust*	1,900	60,458
PowerShares DB Agriculture Fund*	1,900	50,236
PowerShares DB
Commodity Index Tracking Fund*	1,900	46,778
PowerShares DB Base
Metals Fund*	1,900	42,750
iShares S&P 500 Growth
Index Fund	100	5,799
iShares S&P 500 Value Index Fund	100	5,301

Total United States of America		50,428,409

INTERNATIONAL 6.5%
Vanguard Emerging Markets ETF	48,700	1,996,700
iShares MSCI Emerging
Markets Index Fund	30,700	1,274,050
Vanguard FTSE All-World
ex-US ETF	24,900	1,086,138

Total International		4,356,888

GLOBAL 3.5%
Vanguard Short-Term Bond ETF	25,200	2,004,408
Market Vectors — Gold Miners ETF	3,800	175,598
Vanguard Intermediate-Term
Bond ETF	2,000	158,140

Total Global		2,338,146

LATIN AMERICA REGION 2.2%
iShares S&P Latin America 40
Index Fund	30,700	1,467,767

Total Latin America Region		1,467,767

ASIAN PACIFIC REGION 0.7%
SPDR S&P Emerging
Asia Pacific ETF	3,700	274,466
Vanguard Pacific ETF	3,700	189,884

Total Asian Pacific Region		464,350

CANADA 0.4%
iShares MSCI Canada
Index Fund	9,500	250,135

Total Canada		250,135

HONG KONG 0.3%
iShares MSCI Hong Kong
Index Fund	11,400	178,524

Total Hong Kong		178,524

14	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     CLERMONT FUND

		MARKET
	SHARES	VALUE

CHINA 0.2%
iShares S&P Asia 50 Index Fund	3,700	$147,815

Total China		147,815

Total Exchange Traded Funds (Cost $57,369,655)		59,632,034

MUTUAL FUND 2.2%(a)
First American Treasury
Obligations Fund	1,442,124	1,442,124

Total Mutual Fund (Cost $1,442,124)		1,442,124

	FACE
	AMOUNT
CORPORATE BONDS 7.50%(b)
Alcoa, Inc.
5.87% due 02/23/22	$793,000	736,369
6.00% due 01/15/12	690,000	725,219
Agilent Technologies, Inc.
6.50% due 11/01/17	577,000	610,608
Mutual of Omaha Insurance Co.
6.80% due 06/15/36	725,000	609,853
Enogex LLC
6.25% due 03/15/20	520,000	508,734
Westar Energy, Inc.
6.00% due 07/01/14	468,000	507,227
Chevron Phillips Chemical
Company LLC
8.25% due 06/15/19	416,000	489,610
Timken Co.
6.00% due 09/15/14	300,000	315,710
Bunge Limited Finance Co.
8.50% due 06/15/19	274,000	312,334
Sunoco, Inc.
4.88% due 10/15/14	237,000	238,840

Total Corporate Bonds (Cost $4,610,376)		5,054,504

Total Investments 100.0% (Cost $64,189,555)		$66,808,678

Liabilities in Excess of
Other Assets – 0.0%		$(5,507)

Net Assets – 100.0%		$66,803,171

*	Non-Income Producing Security.

†	Affiliated Funds.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	15

SCHEDULE OF INVESTMENTS
December 31, 2009
     BEROLINA FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 1.8%(a)
FINANCIALS 1.8%
Berkshire Hathaway, Inc. —
Class B*	122	$400,893
Berkshire Hathaway, Inc. —
Class A*	4	396,800

Total Financials		797,693

Total Common Stocks
(Cost $911,271)		797,693

EXCHANGE TRADED FUNDS 87.9%(a)
UNITED STATES OF AMERICA 53.3%
iShares Barclays Credit Bond Fund	17,000	1,709,010
SPDR Barclays Capital High
Yield Bond ETF	43,700	1,699,493
iShares iBoxx $ High Yield
Corporate Bond Fund	19,000	1,668,960
iShares S&P 500 Index Fund	14,500	1,618,345
SPDR Trust, Series 1	14,400	1,604,736
Vanguard Large-Cap ETF	23,700	1,200,879
Vanguard Mid-Cap ETF	17,400	1,043,130
iShares iBoxx $ Investment
Grade Corporate Bond Fund	10,000	1,041,500
Vanguard Total Stock Market ETF	17,400	980,838
iShares Russell 1000 Growth
Index Fund	17,400	867,390
PowerShares DB Gold Fund*	21,900	858,918
SPDR S&P Biotech ETF	15,600	836,784
PowerShares DB Precious
Metals Fund*	21,900	824,973
PowerShares QQQ	17,400	799,008
Vanguard Growth ETF	14,500	769,370
Diamonds Trust, Series I	5,700	593,085
Vanguard Extended Market ETF	12,700	546,862
iShares Russell 2000 Index Fund	8,400	522,984
Vanguard Small-Cap ETF	8,400	481,740
Vanguard Value ETF	8,900	424,975
Market Vectors-Coal ETF	11,600	418,992
Technology Select Sector
SPDR Fund	17,400	397,938
PowerShares DB Base
Metals Fund*	17,400	391,500
Consumer Staples Select Sector
SPDR Fund	14,500	383,815
Materials Select Sector SPDR Fund	11,600	382,800
KBW Capital Markets ETF	5,800	213,324
iShares S&P GSCI Commodity
Indexed Trust*	5,800	184,556

		MARKET
	SHARES	VALUE

Industrial Select Sector SPDR Fund	6,000	$166,740
PowerShares DB Agriculture Fund*	5,800	153,352
PowerShares DB
Commodity Index Tracking
Fund*	5,800	142,796
Vanguard Total Bond Market ETF	1,300	102,167
PowerShares DB Silver Fund*	3,000	90,270
iShares Dow Jones US Broker
Dealers Index Fund	3,000	84,390

Total United States of America		23,205,620

INTERNATIONAL 10.1%
iShares MSCI Emerging
Markets Index Fund	58,300	2,419,450
Vanguard Emerging Markets ETF	32,200	1,320,200
SPDR S&P BRIC 40 ETF	26,600	666,330

Total International		4,405,980

LATIN AMERICA REGION 6.4%
iShares S&P Latin America 40
Index Fund	58,300	2,787,323

Total Latin America Region		2,787,323

CHINA 4.7%
SPDR S&P China ETF	14,600	1,049,010
iShares FTSE/Xinhua China 25
Index Fund	14,600	617,142
iShares S&P Asia 50 Index Fund	9,800	391,510
Total China		2,057,662

GLOBAL 4.2%
iShares S&P Global Materials
Sector Index Fund	8,600	535,092
iShares S&P Global Industrials
Sector Index Fund	9,800	435,218
Market Vectors — Gold Miners ETF	8,700	402,027
iShares S&P Global Energy
Sector Index Fund	9,500	338,960
Vanguard Short-Term Bond ETF	1,500	119,310

Total Global		1,830,607

ASIAN PACIFIC REGION EX JAPAN 2.5%
iShares MSCI Pacific ex-Japan
Index Fund	26,300	1,088,031
Total Asian Pacific Region ex Japan		1,088,031
ASIAN PACIFIC REGION 2.0%
SPDR S&P Emerging Asia
Pacific ETF	9,800	726,964
Vanguard Pacific ETF	2,900	148,828

Total Asian Pacific Region		875,792

16	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     BEROLINA FUND

		MARKET
	SHARES	VALUE

CANADA 1.7%
iShares MSCI Canada Index Fund	28,100	$739,873

Total Canada		739,873

BRAZIL 1.7%
iShares MSCI Brazil Index Fund	9,800	731,178

Total Brazil		731,178

HONG KONG 0.5%
iShares MSCI Hong Kong
Index Fund	12,700	198,882

Total Hong Kong		198,882

AUSTRALIA 0.6%
iShares MSCI Australia Index Fund	11,800	269,512

Total Australia		269,512

GERMANY 0.2%
iShares MSCI Germany Index Fund	3,000	67,320

Total Germany		67,320

Total Exchange Traded Funds
(Cost $37,266,695)		38,257,780

MUTUAL FUND 0.9%(b)
First American Treasury
Obligations Fund	378,188	378,188

Total Mutual Fund
(Cost $378,188)		378,188

	FACE
	AMOUNT
CORPORATE BONDS 9.4%(b)
Alcoa, Inc.
6.00% due 01/15/12	$616,000	647,442
5.87% due 02/23/22	626,000	581,295
6.75% due 07/15/18	257,000	262,158
Nordstrom, Inc.
7.00% due 01/15/38	593,000	656,525
Chevron Phillips Chemical Company LLC
8.25% due 06/15/19	352,000	414,285
Agilent Technologies, Inc.
6.50% due 11/01/17	368,000	389,435
Mutual of Omaha Insurance Co.
6.80% due 06/15/2036	460,000	386,941
Corning, Inc.
7.25% due 08/15/36	270,000	275,110
Bunge Limited Finance Co.
8.50% due 06/15/19	235,000	267,878
Sunoco, Inc.
4.88% due 10/15/14	216,000	217,677

Total Corporate Bonds (Cost $3,455,556)		$4,098,746

MARKET
VALUE

Total Investments 100.0%
(Cost $42,011,710)	$43,532,407

Other Assets in Excess of Liabilities – 0.0%	$9,771

Net Assets – 100.0%	$43,542,178

*	Non-Income Producing Security.

(a)	Value determined based on Level 1 inputs — See Note 5.

(b)	Value determined based on Level 2 inputs — See Note 5.

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	17

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	Amerigo	Clermont	Berolina
	Fund	Fund	Fund

Assets
Investment Securities	$212,206,635	$66,499,395	$43,532,407
Investment Securities in Affiliated Funds	1,421,030	309,283	—

Total Investments	213,627,665	66,808,678	43,532,407
Cash	25,785	16,776	12,899
Investment Income Receivable	134,335	141,410	52,612
Other Assets	—	61,714	76,962

Total Assets	213,787,785	67,028,578	43,674,880

Liabilities
Payable for Fund Shares Redeemed	180,019	70,078	22,248
Investment Advisory Fees Payable	177,274	55,831	36,239
Transfer Agent and Administrative Fees Payable	49,243	15,509	10,066
Distribution and Service Fees Payable	49,243	15,509	10,066
Portfolio Accounting Fees Payable	19,697	6,203	4,027
Custody Fees Payable	6,964	2,047	1,332
Other Accrued Fees	232,910	60,230	48,724

Total Liabilities	715,350	225,407	132,702

Net Assets	$213,072,435	$66,803,171	$43,542,178

Net Assets Consist Of
Paid-In Capital	$259,004,399	$73,528,159	$60,399,202
Undistributed Net Investment Income	234,209	1,302,306	815,264
Accumulated Net Realized Loss on Investments	(54,394,393)	(10,646,417)	(19,192,985)
Net Unrealized Appreciation on Investments	8,228,220	2,619,123	1,520,697

Net Assets	$213,072,435	$66,803,171	$43,542,178

Shares Outstanding	7,099,545	3,074,908	2,035,244

Net Asset Values	$30.01	$21.73	$21.39

Cost of Investments	$205,399,445	$64,189,555	$42,011,710
18	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2009

	Amerigo	Clermont	Berolina
	Fund	Fund	Fund

Investment Income
Interest	$—	$236,030	$210,895
Dividends, Net of Foreign Tax Withheld	3,597,960	1,979,595	1,220,736
Dividends from Affiliated Funds	75,993	7,149	4,769
Other Income	—	—	1,210

Total Income	3,673,953	2,222,774	1,437,610

Expenses
Investment Advisory Fees	1,822,131	488,864	381,604
Transfer Agent and Administrative Fees	506,148	135,796	106,001
Audit and Outside Service Fees	325,144	77,106	68,499
Portfolio Accounting Fees	202,458	54,318	42,400
Trustees’ Fees*	28,076	6,590	5,947
Service Fees	506,148	135,796	106,001
Custody Fees	58,967	15,331	12,410
Miscellaneous	(8,770)	6,667	(1,985)

Total Expenses	3,440,302	920,468	720,877

Net Investment Income	233,651	1,302,306	716,733

Realized And Unrealized Gain (Loss) On Investments
Net Realized Loss on:
Investment Securities	(18,789,230)	(2,676,519)	(7,403,723)

Total Net Realized Loss	(18,789,230)	(2,676,519)	(7,403,723)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	84,567,045	12,544,393	19,431,125

Net Change in Unrealized Appreciation (Depreciation)	84,567,045	12,544,393	19,431,125

Net Gain on Investments	65,777,815	9,867,874	12,027,402

Net Increase in Net Assets from Operations	$66,011,466	$11,170,180	$12,744,135

Foreign Tax Withheld	$—	$—	$5

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	19

STATEMENTS OF CHANGES IN NET ASSETS

	Amerigo Fund		Clermont Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

From Operations
Net Investment Income	$233,651	$1,161,369	$1,302,306	$1,340,035
Net Realized Loss on Investments	(18,789,230)	(34,973,443)	(2,676,519)	(7,632,196)
Net Change in Unrealized
Appreciation (Depreciation) on Investments	84,567,045	(132,185,284)	12,544,393	(15,254,103)

Net Increase (Decrease) in Net Assets from Operations	66,011,466	(165,997,358)	11,170,180	(21,546,264)

Distributions to Shareholders from:*
Net Investment Income	(1,134,816)	(953,283)	(1,340,021)	(650,300)
Net Realized Gain on Investments	—	(4,735,912)	—	(909,727)

Total Distributions to Shareholders	(1,134,816)	(5,689,195)	(1,340,021)	(1,560,027)

Share Transactions
Proceeds from Shares Purchased	24,800,289	85,058,638	29,360,353	34,231,270
Value of Shares Purchased through Dividend Reinvestment	1,134,816	5,689,195	1,340,021	1,560,027
Cost of Shares Redeemed	(82,617,381)	(78,876,030)	(20,986,699)	(27,689,440)

Net Increase (Decrease) in Net Assets From Share Transactions	(56,682,276)	11,871,803	9,713,675	8,101,857

Net Increase (Decrease) in Net Assets	8,194,374	(159,814,750)	19,543,834	(15,004,434)
Net Assets—Beginning Of Period	204,878,061	364,692,811	47,259,337	62,263,771

Net Assets—End of Period	$213,072,435	$204,878,061	$66,803,171	$47,259,337

Undistributed Net Investment Income— End of Period	$234,209	$1,135,397	$1,302,306	$1,340,035

*	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
20	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Berolina Fund
Year	Year
Ended	Ended
December 31,	December 31,
2009	2008

$716,733	$968,717
(7,403,723)	(11,683,836)

19,431,125	(24,539,979)

12,744,135	(35,255,098)

(961,298)	(824,090)
—	(852,832)

(961,298)	(1,676,922)

7,839,991	20,454,297
961,298	1,676,922
(20,458,393)	(26,704,126)

(11,657,104)	(4,572,907)

125,733	(41,504,927)
43,416,445	84,921,372

$43,542,178	$43,416,445

$815,264	$964,113

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	21

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

				Net Increase						RATIOS TO
	NET ASSET		Net Realized	(Decrease) in Net	Distributions	Distributions		NET ASSET		AVERAGE NET ASSETS:			Net Assets,
	VALUE,	Net	and Unrealized	Asset Value	from Net	from Net		VALUE,	Total		Net	Portfolio	End of
	BEGINNING	Investment	Gains (Losses)	Resulting from	Investment	Realized	Total	END OF	Investment	Total	Investment	Turnover	Period (000’s
Year Ended	OF PERIOD	Income†	on Investments	Operations	Income§	Gains§	Distributions	PERIOD	Return†††	Expenses††	Income	Rate	omitted)

Amerigo Fund
December 31, 2009	$21.64	$.03	$8.49	$8.52	$(.15)	$—	$(.15)	$30.01	39.41%	1.71%	0.12%	102%	$213,072
December 31, 2008	39.13	.12	(17.01)	(16.89)	(.10)	(.50)	(.60)	21.64	(43.09)%	1.65%	0.36%	103%	204,878
December 31, 2007	35.83	.12	4.85	4.97	(.14)	(1.53)	(1.67)	39.13	13.77%	1.63%	0.32%	88%	364,693
December 31, 2006	34.78	.21	4.06	4.27	(.03)	(3.19)	(3.22)	35.83	12.30%	1.64%	0.57%	299%	279,410
December 31, 2005	32.18	.05	2.94	2.99	(.04)	(.35)	(.39)	34.78	9.35%	1.64%	0.15%	82%	196,493
Clermont Fund
December 31, 2009	18.09	.47	3.61	4.08	(.44)	—	(.44)	21.73	22.58%	1.70%	2.41%	128%	66,803
December 31, 2008	26.79	.51	(8.60)	(8.09)	(.25)	(.36)	(.61)	18.09	(30.07)%	1.66%	2.19%	149%	47,259
December 31, 2007	29.90	.53	1.40	1.93	(.61)	(4.43)	(5.04)	26.79	6.23%	1.64%	1.73%	163%	62,264
December 31, 2006	29.41	.46	1.98	2.44	(.64)	(1.31)	(1.95)	29.90	8.34%	1.63%	1.51%	197%	99,809
December 31, 2005	28.57	.33	.78	1.11	(.17)	(.10)	(.27)	29.41	3.92%	1.64%	1.15%	129%	108,667
Berolina Fund
December 31, 2009	16.11	.31	5.45	5.76	(.48)	—	(.48)	21.39	35.79%	1.71%	1.70%	131%	43,542
December 31, 2008	28.98	.32	(12.56)	(12.24)	(.31)	(.32)	(.63)	16.11	(42.14)%	1.66%	1.32%	120%	43,391
December 31, 2007	25.55	.34	3.48	3.82	—	(.39)	(.39)	28.98	14.91%	1.62%	1.22%	171%	84,921
December 31, 2006*	25.00	.40	.34	.74	(.19)	—	(.19)	25.55	2.96%	1.63% **	10.65% **	13%	19,989

*	Since the commencement of operations: November 10, 2006.

**	Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

†	Calculated using the average daily shares outstanding.

††	Does not include expenses of the underlying funds in which the Funds invest.

†††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

§	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
22	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2009, the Trust consisted of fifty-seven separate funds. This report covers the CLS AdvisorOne Funds (the “Funds”), while the other Funds are contained in separate reports.
Each Fund invests primarily in Exchange Traded Funds (“ETFs”) (“underlying funds”), acting similar to a “fund of funds”. The Funds seek to achieve their investment objectives by investing in underlying funds, in conjunction with a sparse amount of additional securities.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
CLS Investment Firm, LLC serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The information contained in these notes may not apply to every Fund in the Trust.
A. Open-ended investment companies (“Mutual Funds”) are valued at their Net Asset Value (the “NAV”) as of the close of business, usually 4:00 p.m. on the valuation date. ETFs and closed-end investment companies (“closed-end funds”) are valued at the last quoted sales price.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date. Debt securities with a maturity greater than 60 days from origination are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a debt security is valued at the reported bid price, at the close of business. Short-term debt securities, if any, with a maturity date of 60 days or less are valued at amortized cost, which approximates market value.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in funds are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
E. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.
F. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2. Financial Instruments
As part of their investment strategies, the Funds, as well as the underlying funds they invest in, may utilize short sales and a variety of derivative instruments, including options, futures, options on futures, structured notes, and swap
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	23

NOTES TO FINANCIAL STATEMENTS (continued)

agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
A short sale is a transaction in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.

There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. A Fund may enter into credit default swaps in which that Fund or its counterparty acts as guarantor. By acting as the guarantor of a swap, that Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.
In conjunction with the use of short sales, options, futures, options on futures, and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, structured notes, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established strict counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3. Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annual percentage rate of 0.90% of the average daily net assets of each Fund.
Rydex Investments pays the Sub-Advisor out of the advisory fees it receives. In addition, Rydex Investments bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with Rydex Investments. Rydex Investments may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.
Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other underlying fund expenses) of the underlying funds in which the Fund invests. Rydex Investments provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.
24	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Rydex Investments also provides accounting services to the Funds calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each of the Funds.
Rydex Investments engages external service providers to perform other necessary services for the Trust, such as auditing services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets.
The Trust has adopted a Distribution Plan for which the Distributor and other firms that provide shareholder services (“Service Providers”) may receive compensation.
The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.
The Board approved the use of a Distribution Plan for which the Distributor and other Service Providers may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. The Distributor, in turn, will pay the Service Provider out of its fees. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services. Although approved, for the period ended December 31, 2009, this plan was not utilized.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
4. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code (IRC) applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.
The Advisor entered into a Closing Agreement with the Internal Revenue Service (IRS) on behalf of the Amerigo Fund and the Berolina Fund in order to resolve an uncertainty regarding the treatment of gains realized in 2008 on the disposition of certain securities for purposes of complying with the income qualification test under Subchapter M of the IRC. In accordance with the terms of the Closing Agreement and its Advisory Agreement, the Advisor paid a compliance fee related to this matter as final resolution. The Funds did not bear any expense.
Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2006 — 2009), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
The tax character of distributions paid during 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Amerigo Fund	$1,134,816	$—	$1,134,816
Clermont Fund	1,340,021	—	1,340,021
Berolina Fund	961,298	—	961,298
The tax character of distributions paid during 2008 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions

Amerigo Fund	$3,038,794	$2,650,401	$5,689,195
Clermont Fund	650,300	909,727	1,560,027
Berolina Fund	1,664,277	12,645	1,676,922
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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2009 was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Appreciation	Carryforward

Amerigo Fund	$233,651	$—	$6,599,244	$(52,764,859)[1]
Clermont Fund	1,302,306	—	2,177,074	(10,204,368)[1]
Berolina Fund	716.733	—	1,374,494	(18,948,251)[1]
Capital Loss Carryforward amounts may be limited due to U.S. Treasury Regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

			Total
	Expires in	Expires in	Capital Loss
Fund	2016	2017	Carryforward

Amerigo Fund	$(32,900,353)	$(19,864,506)	$(52,764,859)
Clermont Fund	(7,138,545)	(3,065,823)	(10,204,368)
Berolina Fund	(7,356,665)	(11,591,586)	(18,948,251)
At December 31, 2009 the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain

Amerigo Fund	$207,028,421	$16,668,949	$(10,069,705)	$6,599,244
Clermont Fund	64,631,604	3,962,015	(1,784,941)	2,177,074
Berolina Fund	42,157,913	3,485,015	(2,110,521)	1,374,494
5. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2009:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total

Assets
Amerigo Fund	$213,627,665	$—	$—	$213,627,665
Clermont Fund	61,754,174	5,054,504	—	66,808,678
Berolina Fund	39,433,661	4,098,746	—	43,532,407
26	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6. Securities Transactions
During the year ended December 31, 2009 purchases and sales of investment securities, excluding short-term and temporary cash investments, were:

	Amerigo	Clermont	Berolina
	Fund	Fund	Fund

Purchases	$204,518,143	$79,499,554	$55,027,352
Sales	261,843,923	69,685,200	66,912,422
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	27

NOTES TO FINANCIAL STATEMENTS (continued)

7. Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Shares Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Amerigo Fund	987,651	2,452,832	38,481	274,177	(3,392,250)	(2,581,580)	(2,366,118)	145,429
Clermont Fund	1,477,619	1,431,071	61,981	90,594	(1,077,072)	(1,233,274)	462,528	288,391
Berolina Fund	443,218	785,239	45,131	108,679	(1,147,350)	(1,129,943)	(659,001)	(236,025)
28	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

8. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2010. As of and for the year ended December 31, 2009, the Funds did not have any outstanding borrowings under this agreement.
9. New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented in Note 7. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.
10. Subsequent Events
Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 25, 2010, the date the financial statements were available to be issued.
On February 15, 2010, Security Benefit Mutual Holding Company (“SBMHC”), the parent company of Security Benefit Corporation (“SBC”) and the ultimate parent company of Rydex Investments, entered into a Purchase and Sale Agreement whereby Guggenheim SBC Holdings LLC (“Guggenheim Holdings”) will, subject to regulatory approval, policyholder approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC, purchase all of the issued and outstanding stock of SBC (the “SBC Purchase Transaction”). The SBC Purchase Transaction would result in a change of control of Rydex Investments whereby SBC and its subsidiaries would be wholly-owned by Guggenheim Holdings. If the SBC Purchase Transaction does not close, other than as a result of a breach by Guggenheim Holdings or for certain other reasons, then SBC will sell its asset management business to Guggenheim Holdings, which would include Rydex Investments and would result in a change of control of Rydex Investments. The sale of SBC’s asset management business, like the SBC Purchase Transaction, would be subject to regulatory approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Amerigo Fund, Clermont Fund and Berolina Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the respon- sibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 25, 2010
30	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
Rydex Investments Board Review and Approval of the Investment Advisory Agreements
The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement (including any sub-advisory agreement) be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement (or sub-advisory agreement) or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement (or sub-advisory agreement). In addition, the U.S. Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve (or renew) an investment advisory agreement (or sub-advisory agreement).
Consistent with these responsibilities, the Rydex Variable Trust Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements (including sub-advisory agreements) between Rydex Variable Trust (the “Trust”) and PADCO Advisors II, Inc., which does business under the name Rydex Investments (“Rydex Investments”) (the “Advisory Agreements”), with respect to existing funds in the Trust (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments, including information about Rydex Investments’ affiliates, personnel and operations. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements (including sub-advisory agreements). In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management, and participate in question and answer sessions with representatives of Rydex Investments.
At an in-person meeting held on August 25, 2009, called for the purpose of among other things, voting on the renewal of the Advisory Agreements, the Board, including all of the Independent Trustees (the “Annual Renewal Meeting”), considered and approved the selection of Rydex Investments as the Funds’ investment advisor and the continuance of the Advisory Agreements for an additional one-year period, based on its review of qualitative and quantitative information provided by Rydex Investments.
Board Considerations in Approving the Continuation of the Advisory Agreements
In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex Investments’ policies and compliance procedures applicable to personal securities transactions; (j) Rydex Investments’ reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the Annual Renewal Meeting, the Board did not
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	31

OTHER INFORMATION (Unaudited) (continued)

identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreements are fair and reasonable; (b) concluded that Rydex Investments’ fees were reasonable in light of the services that Rydex Investments provides to each of the Funds; and (c) agreed to renew the Advisory Agreements for an additional one-year term.
In approving the continuation of the Advisory Agreements at the Annual Renewal Meeting, the Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.
Nature, Extent, and Quality of Services Provided by the Adviser
At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under the Advisory Agreements and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Advisory Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. In addition, the Board reviewed and considered certain of the Funds’ investment in wholly-owned and controlled Cayman Islands subsidiaries (each a “Subsidiary”), and noted that each Subsidiary has entered into a separate advisory agreement with Rydex Investments for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays Rydex Investments a management fee at the same rate that the Subsidiary’s corresponding Fund pays Rydex Investments. The Board noted that Rydex Investments has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to Rydex Investments by each Fund’s Subsidiary and that the contractual fee waiver will continue in effect for so long as each Fund invests in its Subsidiary. The Board further noted that the contractual fee waiver may not be terminated by Rydex Investments unless the Board approves such termination. The Board also noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by Rydex Investments due to the unlimited exchange policy of the majority of the Funds. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Advisory Agreements were appropriate and continued to support the Board’s original selection of Rydex Investments as investment adviser to the Funds.
Fund Expenses And Performance Of The Funds And Rydex Investments
At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each benchmark Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the lack of a sizeable peer group for certain of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board also noted that the investment advisory fees for the Funds generally were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Advisory Agreements.
32	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates
At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex Investments based on the advisory fees payable under the Advisory Agreements for the last calendar year. Rydex Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’ profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the Advisory Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.
Economies Of Scale
In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the Advisory Agreements did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.
Other Benefits To Rydex Investments And/Or Its Affiliates
At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to the Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’ shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.
Board Considerations in Approving the Continuation of the Sub-Advisory Agreements
Rydex Investments and CLS Investment Firm, LLC (“CLS”) are parties to a sub-advisory agreement dated January 18, 2008 (the “CLS Sub-Advisory Agreement”), pursuant to which CLS provides investment sub-advisory services to the Trust’s CLS AdvisorOne Amerigo Fund, CLS AdvisorOne Berolina Fund, and CLS AdvisorOne Clermont Fund (the “CLS Funds”). Rydex Investments and Valu-Trac Investment Management, Limited (“Valu-Trac”) are parties to a sub-advisory agreement dated March 14, 2008 (the “Valu-Trac Sub-Advisory Agreement”), pursuant to which Valu-Trac provides investment sub-advisory services to the Trust’s International Opportunity Fund. CLS and Valu-Trac may be referred to each as a “Sub-Adviser” and together as the “Sub-Advisers.” The CLS Sub-Advisory Agreement and the Valu-Trac Sub-Advisory Agreement may be referred to together as the “Sub-Advisory Agreements.”
In addition to the CLS Sub-Advisory Agreement and Valu-Trac Sub-Advisory Agreement discussed above, the Board also has approved a sub-advisory agreement between Rydex Investments and Security Global Investors, LLC, on behalf of the Trust’s Global Market Neutral Fund (the “SGI Sub-Advisory Agreement”). However, the Global Market Neutral Fund has not yet commenced operations and, therefore, SGI has not yet provided any sub-advisory services pursuant to the SGI Sub-Advisory Agreement. Once in effect and subject to the terms and conditions provided for in the SGI Sub-Advisory Agreement, the SGI Sub-Advisory Agreement will remain in effect for an initial two year term from the date of the SGI Sub-Advisory Agreement and will remain in effect for periods of one year thereafter subject to Board approval.
In preparation for the Annual Renewal Meeting, the Board requested and received written materials from the Sub-Advisers and Rydex Investments about: (a) the quality of each Sub-Adviser’s investment management and other services; (b) each Sub-Adviser’s investment management personnel; (c) each Sub-Adviser’s operations and financial condition; (d) each Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that each Sub-Adviser receives from Rydex Investments, for providing sub-advisory services to the CLS Funds
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OTHER INFORMATION (Unaudited) (concluded)

and the International Opportunity Fund, as applicable; (f) each CLS Fund’s and the International Opportunity Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of each Sub-Adviser’s profitability from its Fund-related operations; (h) each Sub-Adviser’s compliance systems; (i) each Sub-Adviser’s reputation, expertise and resources in the financial markets; and (k) each CLS Fund’s and the International Opportunity Fund’s performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Sub-Advisory Agreements are fair and reasonable; (b) concluded that the investment sub-advisory fee rates provided for in the Sub-Advisory Agreements were reasonable in light of the services that CLS and Valu-Trac provide to the CLS Funds and the International Opportunity Fund, respectively; and (c) agreed to renew the Sub-Advisory Agreements for an additional one-year term.
In approving the continuation of the Sub-Advisory Agreements at the Annual Renewal Meeting, the Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.
Nature, Extent and Quality of Services to be Provided by CLS and Valu-Trac
In considering the nature, extent and quality of the services to be provided by CLS and Valu-Trac, the Board reviewed the portfolio management services to be provided by CLS to the CLS Funds and Valu-Trac to the International Opportunity Fund. Among other things, the Board considered the quality of each Sub-Adviser’s portfolio management personnel. Each Sub-Adviser’s registration form (“Form ADV”) and current Code of Ethics were provided to the Board, as was the response of each Sub-Adviser to a detailed series of questions, which included among other things, information about the background and experience of the portfolio managers who would be primarily responsible for the day-to-day management of the CLS Funds and the International Opportunity Fund.
The Trustees also considered other services to be provided to the CLS Funds and the International Opportunity Fund by CLS and Valu-Trac, respectively, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the CLS Funds’ and International Opportunity Fund’s investment restrictions, and monitoring compliance with the CLS Funds’ and International Opportunity Fund’s policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the CLS Funds by CLS and to the International Opportunity Fund by Valu-Trac.
Cost of Services Provided and Economies of Scale
The Trustees reviewed reports comparing the expense ratios and sub-advisory fees to those of other comparable mutual funds and concluded that the sub-advisory fees were reasonable and the result of arm’s length negotiations, and the sub-advisory fees were comparable to those of peer funds.
Other Benefits to CLS and Valu-Trac
The Board received and considered information regarding the character and amount of other incidental benefits CLS and Valu-Trac might receive as a result of their relationship with the CLS Funds and International Opportunity Fund, respectively, including each Sub-Adviser’s soft dollar practices. The Board concluded that, taking into account any incidental benefits either Sub-Adviser might receive, the terms of the CLS Sub-Advisory Agreement and the Valu-Trac Sub-Advisory Agreement, including the compensation to be paid thereunder, were reasonable.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (1) concluded that the terms of each Sub-Advisory Agreement are fair and reasonable; (b) concluded that CLS’s and Valu-Trac’s fees are reasonable in light of the services that CLS and Valu-Trac will provide to the CLS Funds and the International Opportunity Fund, respectively; (c) agreed to renew each Sub-Advisory Agreement for an additional one-year term; and (d) determined that the engagement of CLS and Valu-Trac as sub-adviser to the CLS Funds and International Opportunity Fund under the terms of the CLS Sub-Advisory Agreement and Valu-Trac Sub-Advisory Agreement, respectively, is in the best interests of Shareholders.
34	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	151
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	151
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	151
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds – 2005	151
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	151
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	151
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	151
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	35

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nick Bonos* Vice President and Treasurer (1963)	Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present) Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
36	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS (continued)

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present);

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present) Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	37

DECEMBER 31 , 2009
RYDEX VARIABLE TRUST ANNUAL REPORT
OPPORTUNISTIC FUNDS
ALL-CAP OPPORTUNITY FUND
(Formerly, Sector Rotation Fund)
INTERNATIONAL OPPORTUNITY FUND
(Formerly, International Rotation Fund)
ALTERNATIVE INVESTMENT FUNDS
ALTERNATIVE STRATEGIES ALLOCATION FUND
MANAGED FUTURES STRATEGY FUND
MULTI-CAP CORE EQUITY FUND
MULTI-HEDGE STRATEGIES FUND
(Formerly, Absolute Return Strategies Fund)
SPECIALTY FUND
COMMODITIES STRATEGY FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

PERFORMANCE REPORTS AND FUND PROFILES	6

SCHEDULES OF INVESTMENTS	13

STATEMENTS OF ASSETS AND LIABILITIES	38

STATEMENTS OF OPERATIONS	40

STATEMENTS OF CHANGES IN NET ASSETS	42

FINANCIAL HIGHLIGHTS	45

NOTES TO FINANCIAL STATEMENTS	46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58

OTHER INFORMATION	59

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	62
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	1
1

LETTER TO OUR SHARE HOLDERS

DEAR SHAREHOLDER,
On September 15, 2009, Federal Reserve (Fed) Chairman Ben Bernanke stated that “the recession is very likely over.” Indications are that we are in fact emerging from what has been termed the “Great Recession,” but significant risks linger due to the aftershocks of the 2008 financial and liquidity crisis.
Despite the strong advance to end the year, 2009 marked the end of one of the all-time worst decades of performance for the U.S. equity markets, with an average annual return of -.95%. However, economic trends over the last year suggest that conditions are improving. One sign is an exceptionally strong equity market. From March 9 (the market’s low point) until the end of 2009, the U.S. equity market was up 67.80% as measured by the S&P 500® Index. Strong equity returns across multiple indices, including the MSCI EAFE Index® (up 32.43% for the year), reflected investors’ increased appetite for risk.
More signs of economic improvement
Emerging markets posted even stronger returns—the MSCI Emerging Markets Index, for instance, was up 78.58% in 2009. Additionally, all 10 underlying economic sectors posted positive returns during the one-year period, with information technology (59.92%) and materials (45.22%) leading the way. Among the laggards for the year, utilities (6.80%) and telecom (2.63%) still managed to produce positive returns. Along with traditional assets, hedge fund managers enjoyed the favorable market environment in 2009 with returns of 20.04% as measured by the HFRI Fund Weighted Composite Index, which is an equal weighted index of more than 2,000 single manager hedge funds. Those strong returns were in contrast to a poor showing in 2008, when the composite index was down 19%. Another good sign: After a significant spike at the height of the financial crisis in the fall of 2008, implied market volatility levels as measured by the VIX Index have steadily trended down to more normal levels.
Improving housing conditions and increases in consumer spending—combined with significant reduction of inventories—lifted the U.S. economy out of recession in the third quarter of 2009. Real GDP grew at a rate of 2.2% for the quarter. U.S. consumer confidence, as measured by the Conference Board Consumer Confidence Index, rose in December to 52.9—the second straight month of improvement. Consumer outlook has improved somewhat from early in 2009, although concerns relating to the job market continue to weigh on consumers. Another sign of stronger economic conditions is existing home sales, which continued to improve—in November, existing home sales increased 7.4% from the prior month.
Reasons for caution in 2010
While many indicators are positive, certain risks remain. One of the major areas of concern is U.S. employment. The pace of job losses has slowed considerably from late 2008 and early 2009, when the change to non-farm payrolls shed as much as 741,000 jobs in a month. However, in December, despite modest growth in the prior month, 85,000 jobs were lost. The unemployment rate remained unchanged at 10% only due to the fact that the labor force declined by 661,000 workers.
Looking at 2010, some questions remain. How (and in what timeframe) will the Fed orchestrate an exit to the massive amount of quantitative easing it has implemented? Will inflationary pressures force the Fed to raise rates prematurely or will excess productive capacity counter those risks? How will the government grapple with deficit issues while promoting job growth necessary to support the fragile economy?
So far, the Fed has signaled that it will maintain an “exceptionally low” interest rate target for some time—in fact, there is a reasonable chance that the Fed will not increase rates until early 2011. If financial conditions continue to improve, the Fed will not need to further expand its credit easing policies and may begin an orderly exit to the existing programs. The major risks for the U.S. economy include long-run
2	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

LETTER TO OUR SHARE HOLDERS (concluded)

negative implications to carrying large budget deficits. Labor conditions also factor largely into the equation, with the risk of continued rising unemployment undermining the economic recovery.
In any case, the broad array of product offerings at Rydex|SGI can help investors either hedge or augment exposures to the equity or fixed-income markets, as well as introduce alternative assets and strategies into a portfolio to improve overall diversification. Thank you for the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer
Performance displayed represents past performance, which is no guarantee of future results.
Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit www.rydex-sgi.com.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2009 and ending December 31, 2009.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2009	December 31, 2009	Period	*

Table 1. Based on actual Fund return
All-Cap Opportunity Fund	1.70%		$1,000.00	$1,225.50	$ 9.54
International Opportunity Fund	1.69%		1,000.00	1,263.40	9.64
Alternative Strategies Allocation Fund††	0.00%		1,000.00	1,026.60	—
Managed Futures Strategy Fund	2.20%		1,000.00	994.90	11.06
Multi-Cap Core Equity Fund	1.37%		1,000.00	1,221.00	7.67
Multi-Hedge Strategies Fund	1.79%		1,000.00	1,018.70	9.11
Commodities Strategy Fund	1.57%		1,000.00	1,051.50	8.12

Table 2. Based on hypothetical 5% return (before expenses)
All-Cap Opportunity Fund	1.70%		1,000.00	1,016.64	8.64
International Opportunity Fund	1.69%		1,000.00	1,016.69	8.59
Alternative Strategies Allocation Fund††	0.00%		1,000.00	1,025.21	—
Managed Futures Strategy Fund	2.20%		1,000.00	1,014.12	11.17
Multi-Cap Core Equity Fund	1.37%		1,000.00	1,018.30	6.97
Multi-Hedge Strategies Fund	1.79%		1,000.00	1,016.18	9.10
Commodities Strategy Fund	1.57%		1,000.00	1,017.29	7.98

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by the number of days in the current fiscal year. Expenses shown do not include fees charged by insurance companies.

†	This ratio represents annualized Net Expenses, which include dividend expense from securities sold short. Excluding short dividend expense and prime broker interest expense, the operating expense ratio would be 0.64% lower for the Multi-Hedge Strategies Fund.

††	Annualized and excludes expenses of the underlying funds in which the Fund invests.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

ALL-CAP OPPORTUNITY FUND
(Formerly, Sector Rotation Fund)
OBJECTIVE: Seeks long-term capital appreciation.
Inception: May 1, 2002
For the one-year period ended December 31, 2009, Rydex All-Cap Opportunity Fund returned 27.29% as opposed to its benchmark, the Russell 3000 Index, which ended the year up 28.36%. Momentum-based strategies struggled mightily in 2009. According to CSFB, an unconstrained market neutral momentum-based stock selection strategy within the S&P 1500 would have lost more than 50% during the year. Within this environment, Rydex All-Cap Opportunity Fund trailed Russell 3000 Index by -1.07% net of fees and expenses. The Fund mitigated the potential damage due to momentum in two primary ways: First, the Fund is a long-only product. Therefore, any momentum strategy losses from the short side were not realized by the Fund. Short losses would have been significant as industries which had performed very poorly reverted strongly off of their March lows. Second, the Fund employs a short-term, three-month, momentum model in addition to a twelve-month model similar to that used by CSFB. This allowed the Fund to re-enter these reverting industries more quickly than it would have with a singly longer-term model. Within the Fund, one of the best
Cumulative Fund Performance
May 1, 2002 – December 31, 2009
performing industries included Internet & Catalog Retail, which had an average overweight of 9.0% during 2009 and contributed +6.9% to Fund performance. Conversely, one of the Fund’s lagging industries was Energy & Equipment Services, which detracted -2.0% from Fund performance. After exhibiting a strong trend and entering the portfolio in mid-October, Energy & Equipment Services industry performance reverted and lagged other industries through year end, hurting Fund performance.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/01/02)

ALL-CAP OPPORTUNITY FUND†	27.29%	3.24%	3.57%
S&P 500 INDEX	26.47%	0.42%	2.36%
RUSSELL 3000 INDEX	28.36%	0.81%	2.88%

†	Effective August 1, 2009, the Fund changed its comparative benchmark to the Russell 3000® Index. The comparative index was changed because the Advisor believes that the Russell 3000 Index is the most appropriate index to be used for comparative purposes given the investment strategy of the Fund.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the Russell 3000 Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
                All-Cap Opportunity Fund
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Amazon.com, Inc.	2.4%
Google, Inc. — Class A	2.4%
Cerner Corp.	2.1%
American Express Co.	2.1%
International Paper Co.	1.8%
Apple, Inc.	1.7%
International Business Machines Corp.	1.5%
IMS Health, Inc.	1.5%
Allscripts Healthcare Solutions, Inc.	1.5%
Weyerhaeuser Co.	1.4%

Top Ten Total	18.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNATIONAL OPPORTUNITY FUND

(Formerly, International Rotation Fund)
OBJECTIVE: Seeks long term capital appreciation.
Inception: March 27, 2008
After a rough start for equity markets in general in 2009, the MSCI EAFE Index bounced off its low for the year, set on March 9th, to end the year up 31.78%. The MSCI EAFE Index benefited not only from strong equity market performance in 2009, but also from a weakening dollar, as the dollar index (measured against other G10 currencies) fell by more than 4.0%. For the one-year period ended December 31, 2009, Rydex International Opportunity Fund returned 29.79%, underperforming the MSCI EAFE Index by 2.1%. Country selection contributed significant positive performance to the Fund while currency selection detracted slightly. Implementation costs and cash drag caused by substantial shareholder cash flows detracted significantly from Fund performance. Having more than a 10% average active weight to Swedish, Austrian, and Spanish equities, resulted in 5.0%, 4.4%, and 4.1% active returns, respectively. Benchmark relative under-weights to Japanese, German, and United Kingdom equities resulted in -3.2%, -2.1%, and -2.1% active returns,
Cumulative Fund Performance
March 27, 2008 – December 31, 2009
respectively—limiting losses to the Fund as compared to the benchmark. Adversely affecting Fund performance were relative under-weights of the British Pound and Australian Dollar which resulted in active returns of -1.6% and -1.4%, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

		SINCE
	ONE	INCEPTION
	YEAR	(03/27/08)

INTERNATIONAL OPPORTUNITY FUND†	29.79%	–6.21%
S&P 500 INDEX	26.47%	–7.12%
MSCI WORLD EX USA INDEX	34.39%	–10.04%
MSCI EAFE INDEX	31.78%	–10.97%

†	Effective May 1, 2009, the Fund changed its benchmark to the MSCI EAFE Index. The comparative benchmark was changed because the Advisor believes that the MSCI EAFE Index is the most appropriate index to be used for comparative purposes given the investment strategy of the Fund.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index, the MSCI EAFE Index and MSCI World EX USA Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in exchange traded funds and in derivative instruments such as structured notes, futures contracts, and options on index futures.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ALTERNATIVE STRATEGIES
ALLOCATION FUND
OBJECTIVE: Seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.
Inception: May 1, 2008
Securities markets around the world rebounded in 2009, reflecting an easing of the global credit crisis and investors’ accompanying growing appetite for risk. Rydex Alternative Strategies Allocation Fund returned 0.85% in 2009, compared with a return of 26.47% for U.S. equities, as measured by the S&P 500 Index, and 0.23% for the Bellwether 3-Month Index for U.S. Treasuries. Over the one-year period, riskier asset classes turned in the strongest performances, with most alternative asset classes underperforming traditional benchmarks. Rydex Real Estate Fund returned 47.24% and PowerShares DB G10 Currency Harvest Fund (DBV) returned 21.22%. Rydex Commodities Strategy Fund returned 11.56%. Rydex Managed Futures Strategy Fund lost 3.78% and Rydex Multi-Hedge Strategies Fund lost 3.28%. Among the two new strategies launched in the middle of the year, Rydex|SGI
Cumulative Fund Performance
May 1, 2008 – December 31, 2009
Global Market Neutral Fund H-Class (added to the Fund March 30, 2009) lost 4.43% and Rydex|SGI Long/Short Commodities Strategy Fund H-Class (opened June 25, 2009) lost 3.72%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	ONE	Since Inception
	YEAR	(05/01/08)
ALTERNATIVE STRATEGIES ALLOCATION FUND	0.85%	–11.12%
S&P 500 INDEX	26.47%	–10.91%
U.S. TREASURY BELLWETHERS: 3-MONTH INDEX	0.23%	0.82%
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX	5.93%	5.42%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the U.S. Treasury Bellwethers: 3-Month Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
Alternative Strategies Allocation Fund
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Holdings (% of Total Net Assets)

RVT — Managed Futures Strategy Fund	26.1%
RVT — Multi-Hedge Strategies Fund	21.0%
RSF — Global Market Neutral Fund — Class H	19.5%
PowerShares DB G10 Currency Harvest Fund	18.9%
RSF — Long/Short Commodities Strategy Fund — Class H	6.8%
RVT — Real Estate Fund	4.0%
RVT — Commodities Strategy Fund	3.0%

Grand Total	99.3%

“Holdings” exclude any temporary cash or derivative investments.

8	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MANAGED FUTURES STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund’s current benchmark is the Standard & Poor’s Diversified Trends Indicator® (“S&P DTI”). If the Fund meets its objective, the value of the Fund’s shares will tend to increase on a daily basis by the amount of any increase in the value of the benchmark. When the value of the benchmark declines, the value of the Fund’s shares should also decrease on a daily basis by the amount of any decrease in value of the benchmark.
Inception: November 7, 2008
The S&P DTI had its first down year in history last year, as a result of a mostly trend less market. The benchmark’s ability to go both long and short (with the exception of energy, which can only have a long or neutral stance) softened its decline for the period. Gold, silver and lean hogs were the most significant positive contributors to S&P DTI performance during the year, while the U.S. Long Bond, soybeans and coffee futures were among the components that contributed least to Index performance. While solid gains were made in
Cumulative Fund Performance
November 7, 2008 – December 31, 2009
Copper and Sugar, the multiple trades in the energy space, the grain space, coffee and treasuries did little to help the Index. The Index was short the U.S. Dollar for much of the year, but not long enough to overcome these losses. Rydex Managed Futures Strategy Fund returned -3.78% for the year ended December 31, 2009, as compared to its benchmark, the S&P DTI return of -5.88%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

		SINCE
	ONE	INCEPTION
	YEAR	(11/07/08)
MANAGED FUTURES STRATEGY FUND	–3.78%	–6.34%
S&P DIVERSIFIED TRENDS INDICATOR	–5.88%	–8.32%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P Diversified Trends Indicator is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Managed Futures Strategy Fund	S&P Diversified Trends Indicator
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in exchange traded funds and in derivative instruments such as structured notes, futures contracts, and options on index futures.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MULTI-CAP CORE EQUITY FUND
OBJECTIVE: Seeks long-term capital appreciation.
Inception: November 29, 2005
Equity markets rebounded strongly from very weak performance in 2008. For the one-year period ended December 31, 2009, Rydex Multi-Cap Core Equity Fund benefited from this comeback, returning 26.98% as compared to the Russell 3000 Index which ended the year up 28.36%. The Fund’s best performing holdings for the period included Apple which gained 147% during the year and contributed 1.26% to the Fund, Americredit which was up 304% and contributed .93% to the Fund and Western Digital which gained 286% and contributed .87% to the Fund. The worst performing holdings for the period included Exxon Mobil which lost -13% and cost the Fund -.37%, Cardiac Science Corp lost -70% and cost the Fund -.31% and Fifth Third Bank lost -71% and cost the Fund -.18%.
Cumulative Fund Performance
November 29, 2005 – December 31, 2009

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	ONE	SINCE INCEPTION
	YEAR	(11/29/05)
MULTI-CAP CORE EQUITY FUND	26.98%	–4.15%
RUSSELL 3000 INDEX	28.36%	–0.56%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 3000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.	1.0%
Apple, Inc.	0.9%
Microsoft Corp.	0.8%
International Business Machines Corp.	0.8%
AT&T, Inc.	0.8%
JPMorgan Chase & Co.	0.8%
Google, Inc. — Class A	0.8%
Wells Fargo & Co.	0.7%
Bank of America Corp.	0.7%
Hewlett-Packard Co.	0.6%

Top Ten Total	7.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MULTI-HEDGE STRATEGIES FUND
(formerly, Absolute Return Strategies Fund)
OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.
Inception: November 29, 2005
During 2009, the objective for the Fund was changed to focus on the components of hedge fund performance which provide the greatest diversification benefit to a portfolio. The old objective focused on tracking hedge fund performance in general. The new objective focuses on generating long-term capital appreciation while managing portfolio risk.
For the one-year period ended December 31, 2009, Rydex Multi-Hedge Strategies Fund returned -3.28%, as opposed to its benchmark, the HFRX Global Hedge Fund Index, which ended the year up 13.17%. Three (equity long/short, global macro and merger arbitrage) of the five hedged strategies employed by the Fund contributed positive returns to the Fund while the two others (equity market neutral and fixed income) detracted from performance. Our equity long/short exposure contributed the most to returns, +3.2%, as one would expect given the strong equity market rally. The global macro strategy also contributed positive returns to Fund performance adding +1.2%. In 2009, macro funds were down -8.8% on average according to the Investable HFR Indices. We are pleased with the performance of this strategy relative to this benchmark. Merger Arbitrage contributed +.58% to Fund performance. Our implementation of this strategy returned +6.7%, trailing the Investable HFR Merger Arbitrage Index by 1.4%. Due to individual position constraints and the low level of deal volume, our merger arbitrage portfolio was de-leveraged relative to other funds.
Equity Market Neutral struggled in 2009, detracting -2.4% from Fund performance. Momentum-based equity selection strategies had a particularly challenging year, losing more than 30%. Value- and
Cumulative Fund Performance
November 29, 2005 – December 31, 2009
growth-based strategies did not perform as poorly, but both were in negative territory as well. In June, we transitioned to a single optimization of our equity market neutral basket from separate optimizations for value, growth and momentum. We believe this will provide a more balanced market neutral portfolio. Over the course of the second half of 2009, this portfolio returned +1.5% versus a loss of -2.2% for the Investable HFR Equity Market Neutral Index.
Our fixed income strategies, which consist of government bond yield and spread trades, subtracted -0.2% from Fund performance during the year. These strategies are a small component of the HFR Relative Value sub-index. While this broader index did extremely well, returning +38.5% in 2009, our lack of exposure to other elements of this index, such as Convertible Arbitrage, was the primary reason for the Fund’s underperformance of the broad Investable HFR Global index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	ONE	SINCE INCEPTION
	YEAR	(11/29/05)
MULTI-HEDGE STRATEGIES FUND	–3.28%	–3.15%
S&P 500 INDEX	26.47%	–0.80%
HFRX GLOBAL HEDGE FUND INDEX	13.17%	0.15%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

BJ Services Co.	1.5%
Sun Microsystems, Inc.	1.4%
Affiliated Computer Services, Inc. — Class A	1.3%
Marvel Entertainment, Inc.	1.2%
Varian, Inc.	1.1%
Black & Decker Corp.	1.0%
iShares MSCI Chile Investable Market Index Fund	0.9%
Financial Federal Corp.	0.9%
PepsiAmericas, Inc.	0.9%
Pepsi Bottling Group, Inc.	0.9%

Top Ten Total	11.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

COMMODITIES STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCI™ Commodity Index (formerly known as the S&P GSCI Total Return Index).
Inception: September 30, 2005
For the one-year period ended December 31, 2009, Rydex Commodities Strategy Fund returned 11.56%, compared with 13.49% for its benchmark, the S&P GSCI Commodity Index. The GSCI rebounded from its worst year ever in 2008 to post a modest positive return in 2009. The GSCI relied on its heavy weighting in the energy space, along with a late rally in natural gas, to post this gain. The metals space, both precious and industrial, posted solid gains with copper up over 100% and gold up 25%. Signs of an economic turnaround in the latter months of the year contributed to favorable pricing for copper, lead and zinc, the commodities that contributed the most to Fund performance for the year, while other commodities, including gold and oil were beneficiaries of
Cumulative Fund Performance
September 30, 2005 – December 31, 2009
more favorable economic expectations. Natural gas, Kansas wheat and Chicago wheat were among the commodities that contributed the least to overall Fund performance.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

	ONE	Since Inception
	YEAR	(09/30/05)
COMMODITIES STRATEGY FUND	11.56%	–13.40%
S&P 500 INDEX	26.47%	–0.15%
S&P GSCI COMMODITY INDEX	13.49%	–11.09%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P GSCI Commodity Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)

Commodities Strategy Fund	S&P GSCI Commodity Index
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in exchange traded funds and in derivative instruments such as structured notes, futures contracts, and options on index futures.

12	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009
     ALL-CAP OPPORTUNITY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.7%(a)

INFORMATION TECHNOLOGY 27.8%
Google, Inc. — Class A*	2,600	$1,611,948
Apple, Inc.*	5,500	1,159,730
International Business Machines Corp.	7,800	1,021,020
Hewlett-Packard Co.	17,500	901,425
eBay, Inc.*	26,800	630,872
Intel Corp.	30,000	612,000
Yahoo!, Inc.*	32,600	547,028
Visa, Inc.	6,100	533,506
EMC Corp.*	27,300	476,931
Infosys Technologies Ltd. — SP ADR	8,500	469,795
MasterCard, Inc.	1,800	460,764
Taiwan Semiconductor Manufacturing Company Ltd. — SP ADR	39,000	446,160
Accenture PLC — Class A	10,100	419,150
Dell, Inc.*	27,400	393,464
Automatic Data Processing, Inc.	8,800	376,816
Baidu, Inc. — SP ADR*	900	370,107
Texas Instruments, Inc.	12,700	330,962
Cognizant Technology Solutions Corp. — Class A*	6,800	308,040
NetApp, Inc.*	8,900	306,071
Fidelity National Information
Services, Inc.	12,880	301,907
Akamai Technologies, Inc.*	11,200	283,696
Western Digital Corp.*	6,300	278,145
Western Union Co.	14,500	273,325
Seagate Technology	15,000	272,850
Paychex, Inc.	8,800	269,632
VeriSign, Inc.*	10,700	259,368
Equinix, Inc.*	2,400	254,760
SanDisk Corp.*	8,700	252,213
Applied Materials, Inc.	18,000	250,920
Computer Sciences Corp.*	4,200	241,626
ASML Holding NV	6,600	224,994
Marvell Technology Group Ltd.*	10,500	217,875
Rackspace Hosting, Inc.*	10,200	212,670
MercadoLibre, Inc.*	4,100	212,667
Broadcom Corp. — Class A*	6,700	210,715
Fiserv, Inc.*	4,300	208,464
Affiliated Computer
Services, Inc. — Class A*	3,400	202,946
Sun Microsystems, Inc.*	21,200	198,644
NVIDIA Corp.*	10,600	198,008
Amdocs, Ltd.*	6,700	191,151
Teradata Corp.*	6,000	188,580
Micron Technology, Inc.*	17,787	187,831
IAC/InterActiveCorp*	9,000	184,320
Analog Devices, Inc.	5,600	176,848
Global Payments, Inc.	3,200	172,352

		MARKET
	SHARES	VALUE

Sohu.com, Inc.*	2,700	$154,656
Xilinx, Inc.	6,100	152,866
Linear Technology Corp.	5,000	152,700
Advanced Micro Devices, Inc.*	15,600	151,008
Altera Corp.	6,500	147,095
KLA-Tencor Corp.	3,900	141,024
QLogic Corp.*	6,800	128,316
j2 Global Communications, Inc.*	5,200	105,820
Digital River, Inc.*	3,697	99,782
Diebold, Inc.	3,500	99,575
ValueClick, Inc.*	9,700	98,164
NCR Corp.*	8,000	89,040
Maxim Integrated Products, Inc.	4,300	87,290
SAIC, Inc.*	3,500	66,290
STEC, Inc.*	2,900	47,386

Total Information Technology		19,023,308

MATERIALS 16.3%
International Paper Co.	45,700	1,223,846
Weyerhaeuser Co.	22,000	949,080
MeadWestvaco Corp.	28,600	818,818
BHP Billiton Ltd. — SP ADR	9,600	735,168
Domtar Corp.*	12,650	700,936
Vale SA — SP ADR	21,800	632,854
Rio Tinto PLC — SP ADR	2,800	603,092
ArcelorMittal	12,400	567,300
Schweitzer-Mauduit
International, Inc.	6,900	485,415
Barrick Gold Corp.	9,900	389,862
Freeport-McMoRan Copper &
Gold, Inc.*	4,700	377,363
Goldcorp, Inc.	8,300	326,522
Southern Copper Corp.	9,900	325,809
Clearwater Paper Corp.*	5,900	324,323
Louisiana-Pacific Corp.*	44,600	311,308
Newmont Mining Corp.	6,400	302,784
Alcoa, Inc.	16,400	264,368
Wausau Paper Corp.	22,260	258,216
Gerdau SA — SP ADR	14,700	250,341
Nucor Corp.	5,200	242,580
Deltic Timber Corp.	5,015	231,593
Glatfelter	19,000	230,850
AngloGold Ashanti Ltd. —
SP ADR	5,700	229,026
Kinross Gold Corp.	10,900	200,560
Agnico-Eagle Mines Ltd.	3,000	162,000

Total Materials		11,144,014

CONSUMER DISCRETIONARY 15.4%
Amazon.com, Inc.*	12,400	1,668,048
Johnson Controls, Inc.	32,600	888,024
Priceline.com, Inc.*	3,500	764,750
Liberty Media Corp. —
Interactive*	65,800	713,272
Magna International, Inc. —
Class A	9,900	500,742
Expedia, Inc.*	19,400	498,774

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	13
1

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     ALL-CAP OPPORTUNITY FUND

		MARKET
	SHARES	VALUE

BorgWarner, Inc.	12,400	$411,928
Autoliv, Inc.	9,300	403,248
Goodyear Tire & Rubber Co.*	26,700	376,470
TRW Automotive Holdings Corp.*	14,500	346,260
HSN, Inc.*	17,015	343,533
Netflix, Inc.*	6,000	330,840
Gentex Corp.	18,400	328,440
Federal Mogul Corp. — Class A*	16,300	281,990
WABCO Holdings, Inc.	10,500	270,795
Dana Holding Corp.*	23,200	251,488
Blue Nile, Inc.*	3,800	240,654
Cooper Tire & Rubber Co.	11,500	230,575
Ticketmaster Entertainment, Inc.*	18,750	229,125
NutriSystem, Inc.	7,258	226,232
Tenneco, Inc.*	11,800	209,214
ArvinMeritor, Inc.*	16,500	184,470
Fuel Systems Solutions, Inc.*	4,200	173,208
Exide Technologies*	21,500	152,865
Shutterfly, Inc.*	8,308	147,965
PetMed Express, Inc.	6,200	109,306
Overstock.com, Inc.*	7,700	104,412
Drew Industries, Inc.*	3,700	76,405
Stamps.com, Inc.*	6,832	61,488

Total Consumer Discretionary		10,524,521

HEALTH CARE 9.0%
Cerner Corp.*	17,500	1,442,700
IMS Health, Inc.	47,900	1,008,774
Allscripts Healthcare
Solutions, Inc.*	49,800	1,007,454
athenahealth, Inc.*	13,900	628,836
Eclipsys Corp.*	30,300	561,156
MedAssets, Inc.*	25,300	536,613
Phase Forward, Inc.*	23,400	359,190
Computer Programs &
Systems, Inc.	7,300	336,165
Omnicell, Inc.*	23,981	280,338

Total Health Care		6,161,226

FINANCIALS 7.3%
American Express Co.	35,300	1,430,356
Capital One Financial Corp.	22,200	851,148
Discover Financial Services	40,100	589,871
SLM Corp.*	43,300	487,991
AmeriCredit Corp.*	17,400	331,296
Cash America International, Inc.	6,100	213,256
Ezcorp, Inc.*	10,700	184,147
First Cash Financial Services, Inc.*	7,600	168,644
Nelnet, Inc. — Class A	9,600	165,408
World Acceptance Corp.*	4,500	161,235
Dollar Financial Corp.*	6,700	158,522
Cardtronics, Inc.*	12,400	137,268
Advance America Cash Advance Centers, Inc.	20,700	115,092

Total Financials		4,994,234

		MARKET
	SHARES	VALUE

CONSUMER STAPLES 7.1%
Avon Products, Inc.	28,000	$882,000
Estee Lauder Companies, Inc. — Class A	12,700	614,172
Mead Johnson Nutrition Co. —
Class A	10,800	471,960
Alberto-Culver Co.	14,900	436,421
NBTY, Inc.*	9,700	422,338
Herbalife Ltd.	9,700	393,529
Nu Skin Enterprises, Inc.	12,100	325,127
Bare Escentuals, Inc.*	21,100	258,053
Revlon, Inc.*	12,600	214,326
Prestige Brands Holdings, Inc. — Class A*	21,600	169,776
Medifast, Inc.*	5,500	168,190
American Oriental
Bioengineering, Inc.*	35,800	166,470
Elizabeth Arden, Inc.*	11,200	161,728
China-Biotics, Inc.*	10,000	154,700

Total Consumer Staples		4,838,790

ENERGY 6.8%
Schlumberger Ltd.	10,900	709,481
Halliburton Co.	14,000	421,260
Transocean Ltd.*	5,000	414,000
Tenaris SA — SP ADR	9,400	400,910
National-Oilwell Varco, Inc.	7,800	343,902
Diamond Offshore Drilling, Inc.	3,000	295,260
Weatherford International Ltd.*	16,400	293,724
Baker Hughes, Inc.	7,000	283,360
Noble Corp.	6,400	260,480
Cameron International Corp.*	6,200	259,160
FMC Technologies, Inc.*	3,700	214,008
Smith International, Inc.	7,700	209,209
Nabors Industries Ltd.*	9,000	197,010
Ensco International PLC —
SP ADR	4,800	191,712
Pride International, Inc.*	5,900	188,269

Total Energy		4,681,745

UTILITIES 5.9%
Dominion Resources, Inc.	11,300	439,796
Public Service Enterprise
Group, Inc.	11,300	375,725
PG&E Corp.	8,300	370,595
Sempra Energy	6,100	341,478
Consolidated Edison, Inc.	7,200	327,096
Xcel Energy, Inc.	13,300	282,359
DTE Energy Co.	5,600	244,104
Ameren Corp.	8,600	240,370
Wisconsin Energy Corp.	4,500	224,235
CenterPoint Energy, Inc.	15,100	219,101
SCANA Corp.	5,300	199,704
MDU Resources Group, Inc.	8,200	193,520
NiSource, Inc.	12,200	187,636

14	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
2

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     ALL-CAP OPPORTUNITY FUND

		MARKET
	SHARES	VALUE

NSTAR	5,000	$184,000
OGE Energy Corp.	4,700	173,430

Total Utilities		4,003,149

INDUSTRIALS 2.1%
Delta Air Lines, Inc.*	21,500	244,670
Southwest Airlines Co.	20,600	235,458
Continental Airlines, Inc. — Class B*	7,300	130,816
UAL Corp.*	10,000	129,100
AMR Corp.*	16,700	129,091
Copa Holdings SA	1,800	98,046
JetBlue Airways Corp.*	17,400	94,830
Alaska Air Group, Inc.*	2,500	86,400
SkyWest, Inc.	4,500	76,140
Allegiant Travel Co.*	1,600	75,472
US Airways Group, Inc.*	14,600	70,664
AirTran Holdings, Inc.*	12,500	65,250

Total Industrials		1,435,937

Total Common Stocks
(Cost $55,162,113)		66,806,924

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 2.5%(b)
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10	$1,708,979	1,708,979

Total Repurchase Agreement
(Cost $1,708,979)		1,708,979

Total Investments 100.2%
(Cost $56,871,092)		$68,515,903

Liabilities in Excess of
Other Assets – (0.2)%		$(169,159)

Net Assets – 100.0%		$68,346,744

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 7.

(a)	Value determined based on Level 1 inputs — See Note 8.

(b)	Value determined based on Level 2 inputs — See Note 8.

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	15
3

SCHEDULE OF INVESTMENTS
December 31, 2009
     INTERNATIONAL OPPORTUNITY FUND

		MARKET
	SHARES	VALUE

EXCHANGE TRADED FUNDS 42.0%(a)
iShares MSCI Austria Investable Market Index Fund	200,700	$3,937,734
iShares MSCI Singapore
Index Fund	241,500	2,772,420
iShares MSCI Belgium Index Fund	195,900	2,499,684

Total Exchange Traded Funds
(Cost $9,280,175)		9,209,838

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 51.6%(b)
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	$3,074,473	3,074,473
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	3,051,021	3,051,021
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	3,051,021	3,051,021
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	2,153,663	2,153,663

Total Repurchase Agreements
(Cost $11,330,178)		11,330,178

Total Investments 93.6%
(Cost $20,610,353)		$20,540,016

Other Assets in Excess
of Liabilities – 6.4%		$1,398,509

Net Assets – 100.0%		$21,938,525

		Unrealized
	Contracts	Loss

CURRENCY FUTURES CONTRACTS
PURCHASED(b)
March 2010 EURO
Futures Contracts
(Aggregate Market Value
of Contracts $715,650)	4	(8,048)
March 2010 Swedish Krona
Futures Contracts
(Aggregate Market Value
of Contracts $2,231,840)	8	(58,581)

(Total Aggregate Market Value
of Contracts $2,947,490)		$(66,629)

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS PURCHASED(b)
March 2010 FTSE/MIB Index
Futures Contracts
(Aggregate Market Value
of Contracts $4,978,183)	30	$156,070
January 2010 IBEX 35 Index
Futures Contracts
(Aggregate Market Value
of Contracts $5,090,898)	30	123,855
January 2010 OMX
Stockholm 30 Index
Futures Contracts
(Aggregate Market Value
of Contracts $2,248,499)	170	(14,356)

(Total Aggregate Market Value
of Contracts $12,317,580)		$265,569

†	Repurchase Agreements — See Note 7.

(a)	Value determined based on Level 1 inputs — See Note 8.

(b)	Value determined based on Level 2 inputs — See Note 8.
16	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
4

SCHEDULE OF INVESTMENTS
December 31, 2009
     ALTERNATIVE STRATEGIES ALLOCATION FUND

		MARKET
	SHARES	VALUE

MUTUAL FUNDS†† 80.4%(a)
RVT—Managed Futures
Strategy Fund*	57,650	$1,336,894
RVT—Multi-Hedge
Strategies Fund	53,640	1,076,021
RSF—Rydex|SGI Global Market Neutral Fund — Class H	42,015	997,443
RSF—Rydex|SGI Long/Short Commodities Strategy Fund — Class H*	14,474	348,233
RVT—Real Estate Fund	9,603	205,886
RVT—Commodities
Strategy Fund	12,063	151,757

Total Mutual Funds
(Cost $4,045,537)		4,116,234

CURRENCY EXCHANGE TRADED FUND 18.9%(a)
PowerShares DB G10 Currency Harvest Fund*	41,040	966,082

Total Currency Exchange Traded Fund
(Cost $919,180)		966,082

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.4%(b)
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10	$23,658	23,658

Total Repurchase Agreement
(Cost $23,658)		23,658

Total Investments 99.7%
(Cost $4,988,375)		$5,105,974

Other Assets in Excess
of Liabilities – 0.3%		$15,352

Net Assets – 100.0%		$5,121,326

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 7.

††	Affiliated Funds.

(a)	Value determined based on Level 1 inputs — See Note 8.

(b)	Value determined based on Level 2 inputs — See Note 8.

RSF—Rydex Series Funds. RVT—Rydex Variable Trust.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	17

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009
     MANAGED FUTURES STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 28.0%(b)
Farmer Mac*
0.02% due 01/12/10	$4,000,000	$3,999,982
Federal Home Loan Bank*
0.02% due 01/15/10	3,000,000	2,999,982
Freddie Mac**
0.02% due 02/08/10	1,000,000	999,980

Total Federal Agency Discount Notes
(Cost $7,999,944)		7,999,944

REPURCHASE AGREEMENTS† 67.8%(b)
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	5,270,131	5,270,131
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	5,229,931	5,229,931
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	5,229,931	5,229,931
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	3,691,716	3,691,716

Total Repurchase Agreements
(Cost $19,421,709)		19,421,709

Total Investments 95.8%
(Cost $27,421,653)		$27,421,653

Other Assets in Excess
of Liabilities — 4.2%		$1,210,990

Net Assets – 100.0%		$28,632,643

		Unrealized
	Contracts	Gain

COMMODITY FUTURES CONTRACTS PURCHASED(a)
March 2010 Copper
Futures Contracts
(Aggregate Market Value
of Contracts $1,506,150)	18	160,523
March 2010 Soybean
Futures Contracts
(Aggregate Market Value
of Contracts $1,730,025)	33	99,292
March 2010 Corn
Futures Contracts
(Aggregate Market Value
of Contracts $1,056,975)	51	70,160
March 2010 Natural Gas
Futures Contracts
(Aggregate Market
Value of Contracts $665,040)	12	41,333
February 2010 Gold 100 Oz
Futures Contracts
(Aggregate Market Value
of Contracts $876,480)	8	27,189

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

March 2010 Gasoline RBOB
Futures Contracts
(Aggregate Market Value
of Contracts $1,309,455)	15	$25,689
March 2010 WTI Crude
Futures Contracts
(Aggregate Market Value
of Contracts $2,645,280)	33	18,858
March 2010 Wheat
Futures Contracts
(Aggregate Market Value
of Contracts $541,500)	20	18,304
March 2010 Cotton
Futures Contracts
(Aggregate Market Value
of Contracts $264,600)	7	13,554
March 2010 Heating Oil
Futures Contracts
(Aggregate Market Value
of Contracts $893,634)	10	11,891
February 2010 Lean Hogs
Futures Contracts
(Aggregate Market Value
of Contracts $524,800)	20	10,329
March 2010 Silver
Futures Contracts
(Aggregate Market Value
of Contracts $589,925)	7	8,124
March 2010 Cocoa
Futures Contracts
(Aggregate Market Value
of Contracts $263,360)	8	(3,476)
February 2010 Live Cattle
Futures Contracts
(Aggregate Market Value
of Contracts $998,180)	29	(7,267)
March 2010 Coffee
Futures Contracts
(Aggregate Market Value
of Contracts $407,700)	8	(21,829)

(Total Aggregate Market Value of
Contracts $14,273,104)		$472,674

CURRENCY FUTURES CONTRACTS PURCHASED(a)
March 2010 Canadian Dollar
Futures Contracts
(Aggregate Market Value
of Contracts $285,360)	3	$1,543
March 2010 Australian Dollar
Futures Contracts
(Aggregate Market Value
of Contracts $534,960)	6	(7,724)

18	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
1

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     MANAGED FUTURES STRATEGY FUND

		UNREALIZED
	CONTRACTS	LOSS

March 2010 Swiss Franc Futures Contracts (Aggregate Market Value of Contracts $603,750)	5	$(17,888)
March 2010 British Pound Futures Contracts (Aggregate Market Value of Contracts $1,413,388)	14	(22,785)
March 2010 EURO Futures Contracts (Aggregate Market Value of Contracts $3,757,163)	21	(178,576)
March 2010 Japanese Yen Futures Contracts (Aggregate Market Value of Contracts $3,358,438)	25	(262,728)

(Total Aggregate Market Value
of Contracts $9,953,058)		$(488,158)

FUTURES CONTRACTS PURCHASED(a)
March 2010 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Market Value of Contracts $2,191,234)	19	$(58,303)
March 2010 U.S. Long Bond Futures Contracts (Aggregate Market Value of Contracts $2,189,750)	19	(123,548)

(Total Aggregate Market Value
of Contracts $4,380,984)		$(181,851)

COMMODITY FUTURES CONTRACTS
SOLD SHORT(a)
March 2010 Sugar #11 Futures Contracts (Aggregate Market Value of Contracts $357,638)	12	$(51,065)

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

†	Repurchase Agreements — See Note 7.

(a)	Value determined based on Level 1 inputs — See Note 8.

(b)	Value determined based on Level 2 inputs — See Note 8.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	19
2

SCHEDULE OF INVESTMENTS
December 31, 2009
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 89.6%(a)

INFORMATION TECHNOLOGY 17.2%
Apple, Inc.*	100	$21,086
Microsoft Corp.	650	19,818
International Business
Machines Corp.	150	19,635
Google, Inc. — Class A*	30	18,599
Hewlett-Packard Co.	300	15,453
Intel Corp.	740	15,096
Oracle Corp.	470	11,534
Western Digital Corp.*	190	8,388
Jabil Circuit, Inc.	440	7,643
Cree, Inc.*	130	7,328
Harris Corp.	150	7,133
OSI Systems, Inc.*	260	7,093
Cisco Systems, Inc.*	290	6,943
Affiliated Computer
Services, Inc. — Class A*	110	6,566
Sybase, Inc.*	150	6,510
Atheros Communications, Inc.*	190	6,506
Jack Henry & Associates, Inc.	280	6,474
SAIC, Inc.*	340	6,440
Automatic Data Processing, Inc.	150	6,423
InterDigital, Inc.*	240	6,370
Synopsys, Inc.*	280	6,238
IAC/InterActiveCorp*	300	6,144
SYNNEX Corp.*	200	6,132
Tech Data Corp.*	130	6,066
TeleTech Holdings, Inc.*	300	6,009
Maxim Integrated Products, Inc.	280	5,684
Keynote Systems, Inc.	510	5,564
ePlus, Inc.*	330	5,448
Convergys Corp.*	500	5,375
Skyworks Solutions, Inc.*	370	5,250
American Software, Inc. — Class A	870	5,220
Dynamics Research Corp.*	490	5,199
Qualcomm, Inc.	110	5,089
VMware, Inc.*	120	5,086
Hughes Communications, Inc.*	190	4,946
Communications Systems, Inc.	390	4,852
Tessera Technologies, Inc.*	200	4,654
Multi-Fineline Electronix, Inc.*	160	4,539
Virtusa Corp.*	500	4,530
United Online, Inc.	600	4,314
Avnet, Inc.*	140	4,222
Motorola, Inc.*	520	4,035
Ariba, Inc.*	320	4,006
ModusLink Global Solutions, Inc.*	420	3,952
Broadcom Corp. — Class A*	120	3,774
STEC, Inc.*	230	3,758
Corning, Inc.	190	3,669
Marvell Technology Group Ltd.*	160	3,320
Cray, Inc.*	510	3,274

		MARKET
	SHARES	VALUE

Broadridge Financial Solutions, Inc.	140	$3,158
Novatel Wireless, Inc.*	390	3,108
Juniper Networks, Inc.*	110	2,934
NCI, Inc.*	100	2,765
Cognizant Technology
Solutions Corp. — Class A*	60	2,718
Harris Stratex Networks, Inc. —
Class A*	380	2,626
Oplink Communications, Inc.*	160	2,622
DST Systems, Inc.*	60	2,613
Loral Space & Communications, Inc.*	80	2,529
Dolby Laboratories, Inc. — Class A*	50	2,387
SanDisk Corp.*	80	2,319
Sigma Designs, Inc.*	210	2,247
Triquint Semiconductor, Inc.*	360	2,160
S1 Corp.*	310	2,021
Amkor Technology, Inc.*	270	1,933
Super Micro Computer, Inc.*	170	1,890
FEI Co.*	80	1,869
Insight Enterprises, Inc.*	150	1,713
Brocade Communications
Systems, Inc.*	220	1,679
Lender Processing Services, Inc.	40	1,626
Comtech Telecommunications Corp.*	40	1,402
FactSet Research Systems, Inc.	20	1,317
F5 Networks, Inc.*	20	1,060
Texas Instruments, Inc.	40	1,042
Xilinx, Inc.	40	1,002
MicroStrategy, Inc. — Class A*	10	940
Anaren, Inc.*	60	903
Visa, Inc.	10	875
Heartland Payment Systems, Inc.	50	657
Activision Blizzard, Inc.*	50	556
China Security & Surveillance Technology, Inc.*	50	382
AOL, Inc.*	8	186
PAR Technology Corp.*	30	173
EMS Technologies, Inc.*	10	145
Startek, Inc.*	10	75

Total Information Technology		409,019

FINANCIALS 14.7%
JPMorgan Chase & Co.	460	19,174
Wells Fargo & Co.	640	17,274
Bank of America Corp.	1,090	16,415
Goldman Sachs Group, Inc.	80	13,507
Morgan Stanley	290	8,584
Public Storage	100	8,145
PNC Financial Services Group, Inc.	150	7,918
Ameriprise Financial, Inc.	190	7,376
Annaly Capital Management, Inc.	410	7,113
Blackrock, Inc.	30	6,966
AFLAC, Inc.	150	6,937
Discover Financial Services	470	6,914
New York Community Bancorp, Inc.	470	6,820

20	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
3

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

Alexandria Real Estate Equities, Inc.	100	$6,429
Duke Realty Corp.	510	6,207
Reinsurance Group of America, Inc.	130	6,194
Ares Capital Corp.	490	6,100
Delphi Financial Group, Inc. —
Class A	270	6,040
Associated Estates Realty Corp.	530	5,973
PartnerRe Ltd.	80	5,973
Assurant, Inc.	200	5,896
Hatteras Financial Corp.	210	5,872
Transatlantic Holdings, Inc.	110	5,732
Getty Realty Corp.	240	5,647
U.S. Bancorp	250	5,627
American Capital Agency Corp.	210	5,573
Santander BanCorp*	450	5,526
Unitrin, Inc.	250	5,512
California First National Bancorp.	420	5,485
Mission West Properties	760	5,464
Dynex Capital, Inc.	620	5,413
BB&T Corp.	210	5,328
First Horizon National Corp.*	396	5,304
Associated Banc-Corp	470	5,175
Agree Realty Corp.	220	5,124
Validus Holdings Ltd.	190	5,119
International Assets Holding Corp.*	340	4,944
Anworth Mortgage Asset Corp.	700	4,900
Century Bancorp, Inc.	220	4,847
American International Group, Inc.*	160	4,797
American Safety Insurance Holdings Ltd.*	310	4,479
World Acceptance Corp.*	120	4,300
Capital One Financial Corp.	110	4,217
FBL Financial Group, Inc. — Class A	210	3,889
Hartford Financial Services
Group, Inc.	150	3,489
Prudential Financial, Inc.	70	3,483
CME Group, Inc.	10	3,360
CNB Financial Corp.	200	3,198
Loews Corp.	80	2,908
SunTrust Banks, Inc.	140	2,841
Capstead Mortgage Corp.	190	2,594
Oriental Financial Group	230	2,484
Maiden Holdings Ltd.	330	2,416
Mercury General Corp.	50	1,963
Advance America Cash Advance
Centers, Inc.	340	1,890
Genworth Financial, Inc. — Class A*	160	1,816
Entertainment Properties Trust	50	1,764
Oppenheimer Holdings, Inc. —
Class A	50	1,661
First Mercury Financial Corp.	110	1,508
SWS Group, Inc.	120	1,452
Universal Insurance Holdings, Inc.	240	1,409
First Defiance Financial Corp.	120	1,355

		MARKET
	SHARES	VALUE

Hercules Technology Growth
Capital, Inc.	130	$1,351
Fidelity National Financial, Inc. — Class A	90	1,211
Sun Communities, Inc.	60	1,185
Citigroup, Inc.	310	1,026
Hudson City Bancorp, Inc.	70	961
Susquehanna Bancshares, Inc.	160	942
MGIC Investment Corp.*	110	636
Legg Mason, Inc.	20	603
Farmers Capital Bank Corp.	50	511
Ocwen Financial Corp.*	50	479
MainSource Financial Group, Inc.	30	143
Pacific Capital Bancorp	100	96
Marshall & Ilsley Corp.	10	55

Total Financials		351,019

HEALTH CARE 12.1%
Johnson & Johnson	220	14,170
Abbott Laboratories	230	12,418
Pfizer, Inc.	469	8,531
Gilead Sciences, Inc.*	190	8,223
Baxter International, Inc.	140	8,215
Medco Health Solutions, Inc.*	120	7,669
Hospira, Inc.*	150	7,650
Life Technologies Corp.*	140	7,312
AmerisourceBergen Corp.	280	7,300
Allergan, Inc.	110	6,931
McKesson Corp.	110	6,875
Alexion Pharmaceuticals, Inc.*	140	6,835
American Medical Systems
Holdings, Inc.*	350	6,752
Thermo Fisher Scientific, Inc.*	140	6,677
Emergency Medical Services Corp.*	120	6,498
Par Pharmaceutical Companies, Inc.*	240	6,495
Eli Lilly & Co.	180	6,428
Genzyme Corp.*	130	6,371
Watson Pharmaceuticals, Inc.*	160	6,338
ResMed, Inc.*	120	6,272
Intuitive Surgical, Inc.*	20	6,066
Perrigo Co.	150	5,976
Medical Action Industries, Inc.*	370	5,942
IDEXX Laboratories, Inc.*	110	5,878
Amedisys, Inc.*	120	5,827
RehabCare Group, Inc.*	190	5,782
CareFusion Corp.*	230	5,752
MWI Veterinary Supply, Inc.*	150	5,655
Cubist Pharmaceuticals, Inc.*	290	5,501
Universal Health Services, Inc. — Class B	180	5,490
Accelrys, Inc.*	930	5,329
Humana, Inc.*	120	5,267
Hi-Tech Pharmacal Company, Inc.*	180	5,049
Merck & Company, Inc.	130	4,750

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	21
4

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

PDL BioPharma, Inc.	670	$4,596
Catalyst Health Solutions, Inc.*	120	4,376
Medicis Pharmaceutical Corp. — Class A	160	4,328
Invacare Corp.	150	3,741
Allscripts Healthcare Solutions, Inc.*	140	2,832
Orthofix International NV*	90	2,787
Express Scripts, Inc.*	30	2,594
Valeant Pharmaceuticals International*	80	2,543
Kindred Healthcare, Inc.*	120	2,215
Centene Corp.*	100	2,117
Symmetry Medical, Inc.*	260	2,096
Biospecifics Technologies Corp.*	70	2,055
AmSurg Corp.*	90	1,982
Parexel International Corp.*	130	1,833
Mednax, Inc.*	30	1,804
Quidel Corp.*	130	1,791
Amgen, Inc.*	30	1,697
Cerner Corp.*	20	1,649
Becton, Dickinson & Co.	20	1,577
LHC Group, Inc.*	40	1,344
OSI Pharmaceuticals, Inc.*	40	1,241
Impax Laboratories, Inc.*	90	1,224
Celgene Corp.*	20	1,114
Biogen Idec, Inc.*	20	1,070
Micrus Endovascular Corp.*	70	1,051
Inverness Medical Innovations, Inc.*	10	415
Mylan Laboratories, Inc.*	20	369
Human Genome Sciences, Inc.*	10	306

Total Health Care		288,971

INDUSTRIALS 11.3%
General Electric Co.	830	12,558
L-3 Communications Holdings, Inc.	90	7,825
Republic Services, Inc.	260	7,361
Lockheed Martin Corp.	90	6,781
Northrop Grumman Corp.	120	6,702
Raytheon Co.	130	6,698
Alaska Air Group, Inc.*	190	6,566
United Stationers, Inc.*	110	6,253
KBR, Inc.	320	6,080
A.O. Smith Corp.	140	6,075
Willis Lease Finance Corp.*	400	6,000
Waste Connections, Inc.*	180	5,998
Briggs & Stratton Corp.	320	5,987
Snap-On, Inc.	140	5,916
Barrett Business Services, Inc.	470	5,776
Shaw Group, Inc.*	200	5,750
Kimball International, Inc. — Class B	660	5,623
School Specialty, Inc.*	240	5,614
Apogee Enterprises, Inc.	400	5,600
Kaman Corp. — Class A	240	5,542
Universal Forest Products, Inc.	150	5,521
Avis Budget Group, Inc.*	420	5,510
Eastern Co.	410	5,506

		MARKET
	SHARES	VALUE

Valmont Industries, Inc.	70	$5,492
Horizon Lines, Inc. — Class A	980	5,459
Standex International Corp.	270	5,424
VSE Corp.	120	5,410
Triumph Group, Inc.	110	5,308
Diamond Management &
Technology Consultants, Inc.	720	5,306
Astronics Corp.*	620	5,301
International Shipholding Corp.	160	4,971
Delta Air Lines, Inc.*	430	4,893
Powell Industries, Inc.*	150	4,730
Integrated Electrical Services, Inc.*	780	4,563
Watts Industries, Inc. — Class A	140	4,329
Crane Co.	140	4,287
Griffon Corp.*	300	3,666
Dollar Thrifty Automotive Group, Inc.*	140	3,585
Consolidated Graphics, Inc.*	100	3,502
DynCorp International, Inc. —
Class A*	240	3,444
SPX Corp.	60	3,282
NACCO Industries, Inc. — Class A	60	2,988
United Technologies Corp.	40	2,776
First Solar, Inc.*	20	2,708
Geo Group, Inc.*	120	2,626
Oshkosh Corp.	70	2,592
Emerson Electric Co.	60	2,556
Eaton Corp.	40	2,545
Carlisle Companies, Inc.	70	2,398
ICT Group, Inc.*	140	2,286
Masco Corp.	160	2,210
W.W. Grainger, Inc.	20	1,937
United Parcel Service, Inc. — Class B	30	1,721
AAR Corp.*	70	1,609
Interline Brands, Inc.*	80	1,382
General Dynamics Corp.	20	1,363
Primoris Services Corp.	170	1,355
Beacon Roofing Supply, Inc.*	80	1,280
Mueller Industries, Inc.	50	1,242
Woodward Governor Co.	40	1,031
Bowne & Company, Inc.	60	401
EMCOR Group, Inc.*	10	269
Titan International, Inc.	30	243

Total Industrials		269,712

CONSUMER DISCRETIONARY 10.1%
Comcast Corp. — Class A	550	9,273
TJX Companies, Inc.	240	8,772
McDonald’s Corp.	140	8,741
Jo-Ann Stores, Inc.*	190	6,885
Scholastic Corp.	220	6,563
Kohl’s Corp.*	120	6,472
Dick’s Sporting Goods, Inc.*	260	6,466
Whirlpool Corp.	80	6,453
Ross Stores, Inc.	150	6,406

22	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

Chipotle Mexican Grill, Inc. —
Class A*	70	$6,171
Petsmart, Inc.	230	6,139
Leggett & Platt, Inc.	300	6,120
Big Lots, Inc.*	210	6,086
Corinthian Colleges, Inc.*	440	6,059
Group 1 Automotive, Inc.*	210	5,953
Core-Mark Holding Company, Inc.*	180	5,933
Staples, Inc.	240	5,902
Regal Entertainment Group —
Class A	400	5,776
Unifirst Corp.	120	5,773
Cinemark Holdings, Inc.	400	5,748
Amazon.com, Inc.*	40	5,381
Family Dollar Stores, Inc.	190	5,288
Books-A-Million, Inc.	780	5,242
World Wrestling Entertainment, Inc.	330	5,059
Liberty Global, Inc. — Class A*	230	5,039
Washington Post Co. — Class B	10	4,396
DIRECTV*	120	4,002
Aeropostale, Inc.*	110	3,745
Carrols Restaurant Group, Inc.*	520	3,676
Ford Motor Co.*	350	3,500
Target Corp.	70	3,386
Polo Ralph Lauren Corp.	40	3,239
Limited Brands, Inc.	160	3,078
Sport Supply Group, Inc.	230	2,896
WMS Industries, Inc.*	70	2,800
Fred’s, Inc.	270	2,754
Time Warner, Inc.	90	2,623
Destination Maternity Corp.*	130	2,470
G-III Apparel Group Ltd.*	110	2,384
Skechers U.S.A., Inc. — Class A*	80	2,353
Bob Evans Farms, Inc.	80	2,316
Barnes & Noble, Inc.	120	2,288
Big 5 Sporting Goods Corp.	130	2,233
CKE Restaurants, Inc.	260	2,200
Dolan Media Co.*	190	1,940
Williams-Sonoma, Inc.	90	1,870
Apollo Group, Inc. — Class A*	30	1,817
DSW, Inc.*	70	1,812
Viacom, Inc. — Class B*	60	1,784
Retail Ventures, Inc.*	190	1,689
Texas Roadhouse, Inc.*	140	1,572
Standard Motor Products, Inc.*	180	1,534
Lincoln Educational Services Corp.*	60	1,300
Carnival Corp.*	40	1,268
Gander Mountain Co.*	240	1,224
Einstein Noah Restaurant Group, Inc.*	120	1,180
Wendy’s/Arby’s Group, Inc. — Class A	240	1,126
Netflix, Inc.*	20	1,103
ITT Educational Services, Inc.*	10	960
Stein Mart, Inc.*	90	959
Fortune Brands, Inc.	20	864
Time Warner Cable, Inc.	20	828

		MARKET
	SHARES	VALUE

Meritage Homes Corp.*	40	$773
Liberty Media Corp. — Starz*	10	461
Rick’s Cabaret International, Inc.*	50	428
CTC Media, Inc.*	20	298
Isle of Capri Casinos, Inc.*	30	224

Total Consumer Discretionary		241,053

ENERGY 7.4%
Exxon Mobil Corp.	360	24,548
Chevron Corp.	190	14,628
XTO Energy, Inc.	170	7,910
Diamond Offshore Drilling, Inc.	70	6,889
Helmerich & Payne, Inc.	170	6,780
Williams Companies, Inc.	320	6,746
Southwestern Energy Co.*	130	6,266
Southern Union Co.	270	6,129
ConocoPhillips	120	6,128
Clayton Williams Energy, Inc.*	170	5,957
Atwood Oceanics, Inc.*	160	5,736
Holly Corp.	220	5,639
Chesapeake Energy Corp.	210	5,435
SEACOR Holdings, Inc.*	70	5,338
ATP Oil & Gas Corp.*	290	5,301
Peabody Energy Corp.	100	4,521
Frontier Oil Corp.	360	4,334
Pride International, Inc.*	130	4,148
PHI, Inc.*	200	4,140
Exterran Holdings, Inc.*	190	4,076
Cal Dive International, Inc.*	520	3,931
Quicksilver Resources, Inc.*	250	3,753
Overseas Shipholding Group, Inc.	80	3,516
World Fuel Services Corp.	120	3,215
Smith International, Inc.	100	2,717
Delek US Holdings, Inc.	340	2,315
James River Coal Co.*	120	2,224
Marathon Oil Corp.	70	2,185
Halliburton Co.	60	1,805
Tetra Technologies, Inc.*	160	1,773
Geokinetics, Inc.*	180	1,732
Consol Energy, Inc.	30	1,494
Lufkin Industries, Inc.	20	1,464
Schlumberger Ltd.	20	1,302
Dresser-Rand Group, Inc.*	30	948
Petroleum Development Corp.*	40	728
FMC Technologies, Inc.*	10	578
Gulfport Energy Corp.*	50	573
Green Plains Renewable Energy, Inc.*	20	297
Cheniere Energy, Inc.*	10	24

Total Energy		177,223

CONSUMER STAPLES 6.2%
Procter & Gamble Co.	170	10,307
CVS Caremark Corp.	300	9,663
Walgreen Co.	230	8,446
Kimberly-Clark Corp.	120	7,645
Coca-Cola Enterprises, Inc.	340	7,208

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	23

SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

J.M. Smucker Co.	110	$6,792
Archer-Daniels-Midland Co.	210	6,575
Wal-Mart Stores, Inc.	120	6,414
Coca-Cola Co.	110	6,270
Zhongpin, Inc.*	380	5,932
Tyson Foods, Inc. — Class A	480	5,890
Central Garden and Pet Co. —
Class A*	590	5,865
Smithfield Foods, Inc.*	360	5,468
Imperial Sugar Co.	300	5,232
PepsiCo, Inc.	80	4,864
Flowers Foods, Inc.	190	4,514
Susser Holdings Corp.*	520	4,467
Casey’s General Stores, Inc.	130	4,150
Dean Foods Co.*	230	4,149
Whole Foods Market, Inc.*	150	4,117
Lorillard, Inc.	50	4,012
Weis Markets, Inc.	100	3,636
Nu Skin Enterprises, Inc.	130	3,493
Philip Morris International, Inc.	70	3,373
ConAgra Foods, Inc.	130	2,997
Kraft Foods, Inc.	90	2,446
Sysco Corp.	40	1,118
Coca-Cola Bottling Co.
Consolidated	20	1,080
Kroger Co.	20	411

Total Consumer Staples		146,534

MATERIALS 4.9%
International Paper Co.	300	8,034
Reliance Steel & Aluminum Co.	140	6,051
Cabot Corp.	230	6,033
Huntsman Corp.	530	5,984
Ashland, Inc.	150	5,943
RPM International, Inc.	290	5,896
Arch Chemicals, Inc.	190	5,867
Stepan Co.	90	5,833
Commercial Metals Co.	350	5,477
AEP Industries, Inc.*	140	5,359
Glatfelter	380	4,617
Steel Dynamics, Inc.	260	4,607
Temple-Inland, Inc.	210	4,433
Lubrizol Corp.	60	4,377
Innospec, Inc.	410	4,137
MeadWestvaco Corp.	120	3,436
Domtar Corp.*	60	3,325
Koppers Holdings, Inc.	100	3,044
Bway Holding Co.*	150	2,883
Crown Holdings, Inc.*	110	2,814
Clearwater Paper Corp.*	50	2,748
ICO, Inc.	370	2,705
LSB Industries, Inc.*	180	2,538
Eastman Chemical Co.	40	2,410
NewMarket Corp.	20	2,295
Schnitzer Steel Industries, Inc. — Class A	40	1,908

		MARKET
	SHARES	VALUE

Nucor Corp.	40	$1,866
Boise, Inc.*	230	1,221
Newmont Mining Corp.	20	946

Total Materials		116,787

UTILITIES 4.1%
Consolidated Edison, Inc.	180	8,177
Dominion Resources, Inc.	190	7,395
Constellation Energy Group, Inc.	200	7,034
NSTAR	180	6,624
Portland General Electric Co.	320	6,531
Northeast Utilities	250	6,447
TECO Energy, Inc.	390	6,326
CMS Energy Corp.	400	6,264
NV Energy, Inc.	490	6,066
Integrys Energy Group, Inc.	140	5,879
DPL, Inc.	210	5,796
Unitil Corp.	250	5,745
Central Vermont Public Service Corp.	270	5,616
NRG Energy, Inc.*	230	5,430
Atmos Energy Corp.	150	4,410
AES Corp.*	100	1,331
NiSource, Inc.	70	1,077
UGI Corp.	40	968
Southwest Gas Corp.	30	856

Total Utilities		97,972

TELECOMMUNICATION SERVICES 1.6%
AT&T, Inc.	700	19,621
Verizon Communications, Inc.	360	11,927
tw telecom, Inc.*	290	4,970
Sprint Nextel Corp.*	80	293

Total Telecommunication Services		36,811

Total Common Stocks
(Cost $1,717,159)		2,135,101

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 9.9%(b)
Mizuho Financial Group, Inc.
issued 12/31/09 at
0.00% due 01/04/10	$64,284	64,284
HSBC Group
issued 12/31/09
at 0.00% due 01/04/10	63,793	63,793
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	63,793	63,793
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	45,030	45,030

Total Repurchase Agreements
(Cost $236,900)		236,900

Total Investments 99.5%
(Cost $1,954,059)		$2,372,001

24	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     MULTI-CAP CORE EQUITY FUND

Other Assets in Excess
of Liabilities — 0.5%		$12,131

Net Assets – 100.0%		$2,384,132

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED(a)
March 2010 Russell 2000 Index
Mini Futures Contracts
(Aggregate Market Value of
Contracts $124,300)	2	$5,406

March 2010 S&P 500 Index
Mini Futures Contracts
(Aggregate Market Value
of Contracts $111,050)	2	1,957

(Total Aggregate Market Value
of Contracts $235,350)		$7,363

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 7.

(a)	Value determined based on Level 1 inputs — See Note 8.

(b)	Value determined based on Level 2 inputs — See Note 8.

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	25

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 50.7%(a)

INFORMATION TECHNOLOGY 9.3%
Sun Microsystems, Inc.*§	37,140	$348,002
Affiliated Computer
Services, Inc. — Class A*§	5,490	327,698
3Com Corp.*§	26,630	199,725
Altera Corp.§	5,380	121,750
Computer Sciences Corp.*§	1,910	109,882
Hewlett-Packard Co.§	1,400	72,114
Tech Data Corp.*§	1,530	71,390
Jabil Circuit, Inc.§	3,990	69,306
EMC Corp.*§	3,420	59,747
Sohu.com, Inc.*§	1,040	59,571
Switch & Data Facilities
Company, Inc.*§	2,760	55,780
Fiserv, Inc.*§	1,120	54,298
Micron Technology, Inc.*§	4,900	51,744
CA, Inc.§	2,220	49,861
Diebold, Inc.§	1,730	49,219
Corning, Inc.§	2,400	46,344
Broadridge Financial
Solutions, Inc.§	2,040	46,022
Akamai Technologies, Inc.*§	1,770	44,834
Compuware Corp.*§	6,050	43,742
Brocade Communications
Systems, Inc.*§	5,620	42,881
Western Digital Corp.*§	970	42,826
Xilinx, Inc.§	1,690	42,351
QLogic Corp.*§	2,150	40,571
Apple, Inc.*§	180	37,955
Dolby Laboratories, Inc. —
Class A*§	680	32,456
ANSYS, Inc.*§	640	27,814
eBay, Inc.*§	1,110	26,129
Ingram Micro, Inc. — Class A*§	1,420	24,779
Cypress Semiconductor Corp.*§	2,270	23,971
Broadcom Corp. — Class A*§	670	21,072
Cree, Inc.*§	320	18,038
Genpact Ltd.*§	1,130	16,837
Fidelity National Information
Services, Inc.§	690	16,174
F5 Networks, Inc.*§	290	15,364
Ciena Corp.*§	1,250	13,550
Red Hat, Inc.*§	390	12,051
i2 Technologies, Inc.*	520	9,942
Marvell Technology Group Ltd.*§	460	9,545
Teradata Corp.*§	240	7,543
Google, Inc. — Class A*	10	6,200
Cognizant Technology
Solutions Corp. — Class A*§	100	4,530
Ariba, Inc.*§	290	3,631
Silicon Laboratories, Inc.*§	60	2,900
Amphenol Corp.§	40	1,847
Avnet, Inc.*§	50	1,508

Total Information Technology		2,383,494

		MARKET
	SHARES	VALUE

HEALTH CARE 6.7%
Varian, Inc.*	5,310	$273,677
IMS Health, Inc.	9,500	200,070
Biogen Idec, Inc.*§	2,870	153,545
LifePoint Hospitals, Inc.*§	2,920	94,929
Baxter International, Inc.§	1,440	84,499
Watson Pharmaceuticals, Inc.*§	1,900	75,259
ResMed, Inc.*§	1,160	60,633
Universal Health Services,
Inc. — Class B§	1,960	59,780
Community Health Systems, Inc.*§	1,520	54,112
Express Scripts, Inc.*§	580	50,141
Gilead Sciences, Inc.*§	1,100	47,608
Mylan Laboratories, Inc.*§	2,470	45,522
Lincare Holdings, Inc.*§	1,160	43,059
Medco Health Solutions, Inc.*§	590	37,707
Abbott Laboratories§	640	34,554
Millipore Corp.*§	460	33,281
Allscripts Healthcare
Solutions, Inc.*§	1,370	27,715
Amgen, Inc.*§	470	26,588
Endo Pharmaceuticals
Holdings, Inc.*§	1,240	25,432
Omnicare, Inc.§	1,040	25,158
Edwards Lifesciences Corp.*§	270	23,449
Health Management Associates, Inc. — Class A*§	3,080	22,392
Thermo Fisher Scientific, Inc.*§	430	20,507
McKesson Corp.§	320	20,000
athenahealth, Inc.*§	410	18,548
Cerner Corp.*§	190	15,664
Eclipsys Corp.*§	740	13,705
Inverness Medical Innovations*	51	13,558
Intuitive Surgical, Inc.*§	40	12,133
Hospira, Inc.*§	220	11,220
Cardinal Health, Inc.§	320	10,317
Johnson & Johnson§	140	9,017
VCA Antech, Inc.*§	360	8,971
Phase Forward, Inc.*§	570	8,749
Computer Programs &
Systems, Inc.§	180	8,289
Omnicell, Inc.*§	580	6,780
Boston Scientific Corp.*§	670	6,030
Bristol-Myers Squibb Co.§	190	4,798
OSI Pharmaceuticals, Inc.*§	130	4,034
MedAssets, Inc.*§	190	4,030
Perrigo Co.§	70	2,789
Teva Pharmaceutical
Industries Ltd. — SP ADR	10	562

Total Health Care		1,698,811

CONSUMER DISCRETIONARY 6.5%
Marvel Entertainment, Inc.*§	5,850	316,368
Black & Decker Corp.§	4,130	267,748
Hasbro, Inc.§	2,490	79,829
DIRECTV*§	2,080	69,368

26	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		MARKET
	SHARES	VALUE

Burger King Holdings, Inc.§	3,500	$65,870
Priceline.com, Inc.*§	220	48,070
Ross Stores, Inc.§	780	33,314
NutriSystem, Inc.§	1,010	31,482
Darden Restaurants, Inc.§	860	30,160
D.R. Horton, Inc.§	2,730	29,675
Interpublic Group of
Companies, Inc.*§	3,920	28,930
Comcast Corp. — Class A§	1,710	28,831
The Gap, Inc.§	1,340	28,073
John Wiley & Sons, Inc. —
Class A§	610	25,547
PetMed Express, Inc.§	1,400	24,682
Amazon.com, Inc.*§	180	24,214
Garmin Ltd.§	780	23,946
Lennar Corp. — Class A§	1,740	22,220
Stamps.com, Inc.*§	2,410	21,690
AutoNation, Inc.*§	1,130	21,639
Exide Technologies*§	2,960	21,046
Overstock.com, Inc.*§	1,470	19,933
LKQ Corp.*§	990	19,394
Time Warner Cable, Inc.§	450	18,625
Petsmart, Inc.§	690	18,416
Liberty Global, Inc. — Class A*§	810	17,747
Superior Industries
International, Inc.§	1,120	17,136
Guess?, Inc.§	390	16,497
Virgin Media, Inc.§	890	14,979
McDonald’s Corp.§	210	13,112
Lowe’s Companies, Inc.§	560	13,098
Shutterfly, Inc.*§	690	12,289
CBS Corp.§	860	12,083
Best Buy Company, Inc.§	270	10,654
Netflix, Inc.*§	190	10,477
Cedar Fair — LP	880	10,041
Staples, Inc.§	390	9,590
Big Lots, Inc.*§	330	9,563
TJX Companies, Inc.§	260	9,503
Brinker International, Inc.§	610	9,101
Chipotle Mexican Grill, Inc. —
Class A*§	100	8,816
VF Corp.§	120	8,789
Bed Bath & Beyond, Inc.*§	200	7,726
Blue Nile, Inc.*§	120	7,600
Brink’s Home Security
Holdings, Inc.*§	230	7,507
Limited Brands, Inc.§	370	7,119
GameStop Corp.*§	320	7,021
Family Dollar Stores, Inc.§	250	6,957
Autoliv, Inc.§	160	6,938
Federal Mogul Corp. — Class A*§	370	6,401
WMS Industries, Inc.*§	160	6,400
AutoZone, Inc.*§	40	6,323
CTC Media, Inc.*§	420	6,258
Royal Caribbean Cruises Ltd.*§	240	6,067

		MARKET
	SHARES	VALUE

International Speedway
Corp. — Class A§	210	$5,974
Advance Auto Parts, Inc.§	140	5,667
Lamar Advertising Co.*§	180	5,596
Sherwin-Williams Co.§	90	5,548
Warner Music Group Corp.*§	910	5,151
O’Reilly Automotive, Inc.*§	130	4,956
Viacom, Inc. — Class B*§	110	3,270
Johnson Controls, Inc.§	120	3,269
HSN, Inc.*§	150	3,029
Dollar Tree, Inc.*§	60	2,898
TRW Automotive
Holdings Corp.*§	60	1,433
Raser Technologies, Inc.*§	730	905
Cooper Tire & Rubber Co.§	20	401

Total Consumer Discretionary		1,652,959

FINANCIALS 5.5%
Financial Federal Corp.	8,570	235,675
Allied Capital Corp.*	28,810	104,004
Allied World Assurance
Company Holdings Ltd.	1,770	81,544
Annaly Capital Management, Inc.	4,210	73,043
First Horizon National Corp.*	5,024	67,325
Digital Realty Trust, Inc.	1,130	56,816
Hanover Insurance Group, Inc.	1,250	55,537
Discover Financial Services	3,160	46,484
Federated Investors, Inc. —
Class B	1,610	44,275
Blackrock, Inc.	190	44,118
IntercontinentalExchange, Inc.*	380	42,674
Brown & Brown, Inc.	2,310	41,511
BB&T Corp.	1,400	35,518
M&T Bank Corp.	470	31,438
Unum Group	1,490	29,085
American Financial Group, Inc.	1,080	26,946
MetLife, Inc.	750	26,512
Hudson City Bancorp, Inc.	1,800	24,714
CME Group, Inc.	60	20,157
Student Loan Corp.	420	19,559
Public Storage	240	19,548
HCP, Inc.	620	18,935
Ameriprise Financial, Inc.	460	17,857
Wesco Financial Corp.	50	17,150
Health Care REIT, Inc.	370	16,398
Hospitality Properties Trust	690	16,360
TD Ameritrade Holding Corp.*	770	14,923
HCC Insurance Holdings, Inc.	480	13,426
Douglas Emmett, Inc.	860	12,255
MSCI, Inc. — Class A*	380	12,084
AmeriCredit Corp.*	590	11,234
Assurant, Inc.	380	11,202
Alexandria Real Estate
Equities, Inc.	170	10,929
Janus Capital Group, Inc.	670	9,011

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		MARKET
	SHARES	VALUE

Forest City Enterprises,
Inc. — Class A*	720	$8,482
Associated Banc-Corp	680	7,487
Transatlantic Holdings, Inc.	130	6,774
NASDAQ OMX Group, Inc.*	340	6,739
W.R. Berkley Corp.	260	6,406
Genworth Financial, Inc. —
Class A*	560	6,356
Franklin Resources, Inc.	60	6,321
HRPT Properties Trust	840	5,435
Stancorp Financial Group, Inc.	130	5,203
Investment Technology
Group, Inc.*	260	5,122
First Citizens BancShares, Inc. — Class A	30	4,920
T. Rowe Price Group, Inc.	80	4,260
Invesco Ltd.	170	3,993
Popular, Inc.	1,610	3,639
U.S. Bancorp	150	3,377
Northern Trust Corp.	60	3,144
Morgan Stanley	70	2,072
Prudential Financial, Inc.	40	1,990
Lazard Ltd. — Class A	50	1,899
Eaton Vance Corp.	50	1,521
Cullen/Frost Bankers, Inc.	30	1,500
BancorpSouth, Inc.	40	938
First Niagara Financial Group, Inc.	50	696
Liberty Property Trust	10	320

Total Financials		1,406,841

UTILITIES 5.5%
PG&E Corp.§	3,880	173,242
Xcel Energy, Inc.§	8,050	170,902
NRG Energy, Inc.*§	5,730	135,285
CMS Energy Corp.§	7,230	113,222
Questar Corp.§	2,350	97,690
Northeast Utilities§	3,640	93,876
American Water Works
Company, Inc.§	3,870	86,727
DPL, Inc.§	2,970	81,972
Wisconsin Energy Corp.§	1,490	74,247
Energen Corp.§	1,550	72,540
OGE Energy Corp.§	1,520	56,088
DTE Energy Co.§	1,130	49,257
AES Corp.*§	3,040	40,462
National Fuel Gas Co.§	770	38,500
American Electric Power
Company, Inc.§	960	33,398
Entergy Corp.§	310	25,370
NiSource, Inc.§	1,340	20,609
MDU Resources Group, Inc.§	800	18,880
FPL Group, Inc.§	150	7,923
Dynegy, Inc.*§	2,920	5,285
Mirant Corp.*§	320	4,886
CenterPoint Energy, Inc.§	100	1,451

Total Utilities		1,401,812

		MARKET
	SHARES	VALUE

INDUSTRIALS 4.9%
Burlington Northern
Santa Fe Corp.	1,490	$146,944
MPS Group, Inc.*§	7,410	101,813
W.W. Grainger, Inc.§	820	79,400
Timken Co.§	3,100	73,501
Goodrich Corp.§	850	54,612
Thomas & Betts Corp.*§	1,470	52,611
Harsco Corp.§	1,510	48,667
Union Pacific Corp.§	660	42,174
United Parcel
Service, Inc. — Class B§	730	41,880
Norfolk Southern Corp.§	780	40,887
URS Corp.*§	860	38,287
Aecom Technology Corp.*§	1,380	37,950
Dover Corp.§	870	36,201
Precision Castparts Corp.§	300	33,105
Gardner Denver, Inc.§	760	32,338
MSC Industrial Direct Co.§	670	31,490
WESCO International, Inc.*§	1,140	30,791
Manpower, Inc.§	560	30,565
Dun & Bradstreet Corp.§	340	28,686
Eaton Corp.§	390	24,812
TransDigm Group, Inc.§	520	24,695
Alexander & Baldwin, Inc.§	660	22,592
CSX Corp.§	410	19,881
ITT Corp.§	350	17,409
Roper Industries, Inc.§	300	15,711
Hubbell, Inc. — Class B§	330	15,609
Rockwell Automation, Inc.§	320	15,034
Joy Global, Inc.§	290	14,961
GATX Corp.§	520	14,950
FTI Consulting, Inc.*§	310	14,620
Pentair, Inc.§	450	14,535
Cummins, Inc.§	210	9,631
Flowserve Corp.§	100	9,453
L-3 Communications
Holdings, Inc.§	100	8,695
Bucyrus International, Inc.§	130	7,328
Robert Half International, Inc.§	260	6,950
Fluor Corp.§	110	4,954
Snap-On, Inc.§	110	4,649
Trinity Industries, Inc.§	220	3,837
Parker Hannifin Corp.§	50	2,694
RR Donnelley & Sons Co.§	80	1,782
General Cable Corp.*§	60	1,765
Kirby Corp.*	10	348

Total Industrials		1,258,797

CONSUMER STAPLES 4.6%
PepsiAmericas, Inc.§	7,740	226,472
Pepsi Bottling Group, Inc.§	5,900	221,250
Wal-Mart Stores, Inc.§	2,060	110,107
Alberto-Culver Co.§	3,140	91,971
Church & Dwight Company, Inc.§	1,310	79,189
J.M. Smucker Co.§	1,260	77,805

28	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
1

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		MARKET
	SHARES	VALUE

BJ’s Wholesale Club, Inc.*§	1,670	$54,626
Del Monte Foods Co.§	4,660	52,844
Dean Foods Co.*§	2,720	49,069
Philip Morris International, Inc.§	510	24,577
Bunge Ltd.§	380	24,255
Coca-Cola Co.§	390	22,230
Kimberly-Clark Corp.§	310	19,750
Herbalife Ltd.§	460	18,662
Procter & Gamble Co.§	300	18,189
Colgate-Palmolive Co.§	200	16,430
Rite Aid Corp.*§	8,950	13,514
Reynolds American, Inc.§	240	12,713
Clorox Co.§	180	10,980
Diedrich Coffee, Inc.*	290	10,107
Energizer Holdings, Inc.*§	120	7,354
Dr Pepper Snapple Group, Inc.§	250	7,075
Hansen Natural Corp.*§	130	4,992
Universal Corp.§	80	3,649
Vector Group Ltd.§	190	2,660

Total Consumer Staples		1,180,470

ENERGY 4.2%
BJ Services Co.	20,420	379,812
XTO Energy, Inc.	2,110	98,178
Overseas Shipholding Group, Inc.	1,290	56,695
Hess Corp.	750	45,375
Murphy Oil Corp.	760	41,192
Southwestern Energy Co.*	780	37,596
Anadarko Petroleum Corp.	540	33,707
Rowan Companies, Inc.*	1,380	31,243
Whiting Petroleum Corp.*	400	28,588
Occidental Petroleum Corp.	330	26,845
Concho Resources, Inc.*	590	26,491
Noble Energy, Inc.	370	26,351
Pride International, Inc.*	760	24,252
Range Resources Corp.	480	23,928
EOG Resources, Inc.	220	21,406
CNX Gas Corp.*	650	19,188
National-Oilwell Varco, Inc.	410	18,077
Peabody Energy Corp.	300	13,563
Schlumberger Ltd.	180	11,716
Chevron Corp.	150	11,549
Oceaneering International, Inc.*	190	11,119
Diamond Offshore Drilling, Inc.	110	10,826
Williams Companies, Inc.	410	8,643
Tesoro Corp.	570	7,724
Halliburton Co.	240	7,222
Arch Coal, Inc.	320	7,120
Tidewater, Inc.	140	6,713
Frontline Ltd.	220	6,010
Continental Resources, Inc.*	140	6,005
Dresser-Rand Group, Inc.*	180	5,690
Cabot Oil & Gas Corp.	130	5,667
Helmerich & Payne, Inc.	140	5,583

		MARKET
	SHARES	VALUE

Ensco International
PLC — SP ADR	130	$5,192
FMC Technologies, Inc.*	70	4,049
Nabors Industries Ltd.*	160	3,502
Marathon Oil Corp.	110	3,434
SEACOR Holdings, Inc.*	20	1,525
Consol Energy, Inc.	30	1,494

Total Energy		1,083,270

MATERIALS 3.2%
Nucor Corp.§	2,290	106,829
Ball Corp.§	1,280	66,176
Airgas, Inc.§	1,290	61,404
AptarGroup, Inc.§	1,190	42,531
Terra Industries, Inc.	1,180	37,984
Reliance Steel & Aluminum Co.§	860	37,169
Cliffs Natural Resources, Inc.§	690	31,802
Ashland, Inc.§	700	27,734
FMC Corp.§	480	26,765
Schnitzer Steel Industries,
Inc. — Class A§	500	23,850
Bemis Co.§	800	23,720
Crown Holdings, Inc.*§	890	22,766
Eastman Chemical Co.§	360	21,687
Sonoco Products Co.§	730	21,353
Compass Minerals
International, Inc.§	310	20,829
Valspar Corp.§	760	20,626
Royal Gold, Inc.§	430	20,253
Steel Dynamics, Inc.§	1,080	19,138
Pactiv Corp.*§	780	18,829
Walter Industries, Inc.§	250	18,828
RPM International, Inc.§	750	15,248
United States Steel Corp.§	260	14,331
Allegheny Technologies, Inc.§	290	12,983
International Paper Co.§	380	10,176
Celanese Corp.§	290	9,309
Clearwater Paper Corp.*§	160	8,795
Intrepid Potash, Inc.*§	290	8,459
Schweitzer-Mauduit
International, Inc.§	110	7,739
PPG Industries, Inc.§	130	7,610
Glatfelter§	620	7,533
Sealed Air Corp.§	340	7,432
Deltic Timber Corp.§	160	7,389
Albemarle Corp.§	190	6,910
MeadWestvaco Corp.§	230	6,585
Huntsman Corp.§	370	4,177
Wausau Paper Corp.§	340	3,944
Domtar Corp.*§	20	1,108

Total Materials		810,001

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		MARKET
	SHARES	VALUE

TELECOMMUNICATION SERVICES 0.3%
Verizon Communications, Inc.§	2,130	$70,567
Leap Wireless
International, Inc. —
Class B*§	220	3,861
American Tower Corp. —
Class A*§	80	3,457

Total Telecommunication Services		77,885

Total Common Stocks
(Cost $11,538,293)		12,954,340

EXCHANGE TRADED FUNDS 4.5%(a)
iShares MSCI Chile Investable
Market Index Fund§	4,430	242,719
First Trust Enhanced Equity
Income Fund, Inc.§	10,390	121,563
iShares MSCI Brazil Index Fund§	1,590	118,630
Nuveen Core Equity Alpha Fund§	9,590	117,094
iShares MSCI Emerging Markets Index Fund§	2,720	112,880
Liberty All Star Equity Fund§	25,683	111,207
iShares MSCI Malaysia Index Fund§	7,790	82,730
Vanguard Emerging Markets ETF§	1,960	80,360
iPath MSCI India Index ETN*§	920	58,935
iShares MSCI BRIC Index Fund§	920	42,182
iShares MSCI Turkey Index Fund§	390	21,021
iShares MSCI Sweden Index Fund§	870	20,445
iShares MSCI South Korea Index
Fund§	200	9,528
iShares MSCI South Africa
Index Fund§	170	9,515
iShares MSCI Singapore
Index Fund§	660	7,577
iShares MSCI Taiwan Index Fund, Inc.	10	130

Total Exchange Traded Funds
(Cost $878,592)		1,156,516

CLOSED-END FUNDS 6.5%(a)
Calamos Strategic Total
Return Fund	12,490	109,287
Eaton Vance Tax-Advantaged
Dividend Income Fund, Inc.	6,026	95,090
Cohen & Steers Quality Income Realty Fund, Inc.§	15,350	93,175
ING Clarion Global Real Estate
Income Fund	13,143	83,721
Cohen & Steers Select Utility Fund, Inc.§	4,953	79,050
Cohen & Steers REIT and Utility
Income Fund, Inc.§	7,209	76,560
Royce Value Trust, Inc.§	6,947	75,028
Blackrock Dividend Achievers
Trust§	6,760	63,679

		MARKET
	SHARES	VALUE

DWS Dreman Value Income
Edge Fund, Inc.§	5,084	$61,364
SunAmerica Focused Alpha
Growth Fund§	4,169	57,157
H&Q Healthcare Investors*§	4,560	54,127
John Hancock Tax-Advantaged
Dividend Income Fund§	4,133	53,398
Petroleum & Resources Corp.§	2,243	53,237
Macquarie Global Infrastructure
Total Return Fund, Inc.§	3,307	52,416
John Hancock Bank and
Thrift Opportunity Fund§	3,422	48,250
Adams Express Co.§	4,516	45,615
General American Investors
Company, Inc.§	1,679	39,392
Zweig Fund, Inc.§	11,406	37,754
BlackRock Strategic Dividend
Achievers Trust§	4,065	37,073
Clough Global Equity Fund§	2,522	35,762
Gabelli Global Deal Fund§	2,316	33,374
LMP Capital and Income
Fund, Inc.	2,988	30,926
H&Q Life Sciences Investors*	3,209	30,293
Old Mutual Claymore
Long-Short Fund§	3,455	29,402
Neuberger Berman Real Estate
Securities Income Fund, Inc.	9,321	28,522
SunAmerica Focused Alpha
Large-Cap Fund, Inc.§	2,080	28,434
Royce Micro-Cap Trust, Inc.§	3,270	24,165
Madison/Claymore Covered Call & Equity Strategy Fund§	2,710	24,119
Nuveen Diversified Dividend and Income Fund§	2,420	23,547
Nuveen Tax-Advantaged Total
Return Strategy Fund	1,990	21,273
Cohen & Steers Dividend Majors Fund, Inc.§	1,860	19,437
Source Capital, Inc.§	450	19,368
Nuveen Tax-Advantaged
Dividend Growth Fund	1,650	19,074
Lazard Global Total Return and
Income Fund, Inc.§	1,249	18,598
Franklin Universal Trust§	2,570	14,906
Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund§	1,090	13,505
Royce Focus Trust, Inc.	1,611	10,198
Nuveen Equity Premium
Advantage Fund§	700	9,149
Advent Claymore Enhanced Growth & Income Fund, Inc.	600	6,720
Blackrock Health Sciences Trust§	250	6,557

Total Closed-End Funds
(Cost $1,503,426)		1,662,702

30	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
2

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 30.4%(b)
Credit Suisse Group
issued 12/31/09 at (0.02)%
due 01/04/10	$4,884,673	$4,884,673
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	780,364	780,364
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	774,411	774,411
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	774,411	774,411
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	546,643	546,643

Total Repurchase Agreements
(Cost $7,760,502)		7,760,502

Total Long Securities 92.1%
(Cost $21,680,813)		$23,534,060

	SHARES
COMMON STOCKS SOLD SHORT (39.7)%(a)

TELECOMMUNICATION SERVICES (0.3)%
United States Cellular Corp.*	150	(6,362)
Telephone & Data Systems, Inc.	370	(12,550)
Crown Castle International Corp.*	370	(14,445)
NII Holdings, Inc.*	620	(20,820)
Sprint Nextel Corp.*	5,990	(21,923)

Total Telecommunication Services		(76,100)

MATERIALS (1.8)%
Alcoa, Inc.	150	(2,418)
Lubrizol Corp.	60	(4,377)
Commercial Metals Co.	390	(6,103)
Newmont Mining Corp.	170	(8,043)
AK Steel Holding Corp.	380	(8,113)
Ecolab, Inc.	190	(8,472)
Freeport-McMoRan Copper &
Gold, Inc.*	110	(8,832)
Eagle Materials, Inc.	410	(10,680)
Temple-Inland, Inc.	510	(10,766)
CF Industries Holdings, Inc.	120	(10,894)
Cytec Industries, Inc.	340	(12,383)
Cabot Corp.	850	(22,296)
Scotts Miracle-Gro Co. — Class A	720	(28,303)
Nalco Holding Co.	1,490	(38,010)
Vulcan Materials Co.	860	(45,296)
Valhi, Inc.	8,236	(115,057)
Weyerhaeuser Co.	2,670	(115,184)

Total Materials		(455,227)

ENERGY (2.5)%
Chesapeake Energy Corp.	50	(1,294)
Smith International, Inc.	60	(1,630)

		MARKET
	SHARES	VALUE

Frontier Oil Corp.	310	$(3,732)
Helix Energy Solutions Group, Inc.*	370	(4,347)
Hercules Offshore, Inc.*	910	(4,350)
SandRidge Energy, Inc.*	640	(6,035)
Mariner Energy, Inc.*	550	(6,386)
Holly Corp.	270	(6,920)
Massey Energy Co.	170	(7,142)
Quicksilver Resources, Inc.*	500	(7,505)
Teekay Corp.	330	(7,659)
PetroHawk Energy Corp.*	320	(7,677)
El Paso Corp.	980	(9,633)
Exterran Holdings, Inc.*	490	(10,511)
Plains Exploration & Production Co.*	420	(11,617)
ConocoPhillips	340	(17,364)
Forest Oil Corp.*	860	(19,135)
Valero Energy Corp.	1,170	(19,598)
Newfield Exploration Co.*	760	(36,655)
Exxon Mobil Corp.	1,500	(102,285)
Baker Hughes, Inc.	8,200	(331,936)

Total Energy		(623,411)

HEALTH CARE (3.4)%
Covance, Inc.*	10	(546)
CR Bard, Inc.	20	(1,558)
Myriad Genetics, Inc.*	60	(1,566)
Brookdale Senior Living, Inc.*	170	(3,092)
Stryker Corp.	90	(4,533)
Life Technologies Corp.*	100	(5,223)
Health Net, Inc.*	400	(9,316)
Allergan, Inc.	190	(11,972)
Eli Lilly & Co.	340	(12,141)
Patterson Companies, Inc.*	500	(13,990)
Amylin Pharmaceuticals, Inc.*	1,020	(14,474)
Hill-Rom Holdings, Inc.	620	(14,874)
Vertex Pharmaceuticals, Inc.*	470	(20,139)
Tenet Healthcare Corp.*	4,090	(22,045)
Hologic, Inc.*	1,750	(25,375)
Charles River Laboratories
International, Inc.*	930	(31,332)
King Pharmaceuticals, Inc.*	3,040	(37,301)
Genzyme Corp.*	1,130	(55,381)
BioMarin Pharmaceuticals, Inc.*	2,970	(55,866)
Teleflex, Inc.	1,350	(72,752)
United Therapeutics Corp.*	1,410	(74,237)
Alexion Pharmaceuticals, Inc.*	1,910	(93,246)
Cephalon, Inc.*	2,170	(135,430)
Celgene Corp.*	2,840	(158,131)

Total Health Care		(874,520)

CONSUMER DISCRETIONARY (3.4)%
Borgwarner, Inc.	10	(332)
Liberty Media Corp. — Interactive*	40	(434)
Fortune Brands, Inc.	50	(2,160)

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	31
3

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		MARKET
	SHARES	VALUE

Scripps Networks
Interactive, Inc. — Class A	70	$(2,905)
Central European Media
Enterprises Ltd. — Class A*	190	(4,486)
Abercrombie & Fitch Co. —
Class A	140	(4,879)
MGM Mirage*	550	(5,016)
Eastman Kodak Co.*	1,420	(5,992)
Career Education Corp.*	270	(6,294)
Scientific Games Corp. — Class A*	500	(7,275)
Penn National Gaming, Inc.*	280	(7,610)
Expedia, Inc.*	300	(7,713)
Signet Jewelers Ltd.*	290	(7,749)
Sirius XM Radio, Inc.*	13,340	(8,004)
Hanesbrands*	340	(8,197)
American Eagle Outfitters, Inc.	540	(9,169)
M.D.C. Holdings, Inc.	310	(9,622)
Thor Industries, Inc.	320	(10,048)
KB Home	870	(11,902)
Whirlpool Corp.	150	(12,099)
Mattel, Inc.	690	(13,786)
Goodyear Tire & Rubber Co.*	990	(13,959)
Liberty Media Corp. — Capital*	590	(14,089)
NVR, Inc.*	20	(14,214)
Home Depot, Inc.	500	(14,465)
Harley-Davidson, Inc.	610	(15,372)
Gentex Corp.	880	(15,708)
Hillenbrand, Inc.	900	(16,956)
New York Times Co. — Class A*	1,420	(17,551)
Marriott International, Inc. —
Class A	650	(17,713)
Wynn Resorts Ltd.	320	(18,634)
Macy’s, Inc.	1,160	(19,442)
Dick’s Sporting Goods, Inc.*	870	(21,637)
Cablevision Systems Corp. —
Class A	860	(22,205)
Harman International
Industries, Inc.	630	(22,226)
Tiffany & Co.	550	(23,650)
Mohawk Industries, Inc.*	500	(23,800)
Newell Rubbermaid, Inc.	1,730	(25,967)
Gannett Company, Inc.	1,800	(26,730)
Las Vegas Sands Corp.*	1,800	(26,892)
International Game Technology	1,560	(29,281)
News Corp. — Class A	2,140	(29,297)
Choice Hotels International, Inc.	930	(29,444)
Starbucks Corp.*	1,310	(30,209)
Strayer Education, Inc.	280	(59,497)
Regal Entertainment Group —
Class A	6,100	(88,084)
Walt Disney Co.	2,960	(95,460)

Total Consumer Discretionary		(878,154)

UTILITIES (3.9)%
Pepco Holdings, Inc.	360	(6,066)
RRI Energy, Inc.*	1,330	(7,607)

		MARKET
	SHARES	VALUE

Calpine Corp.*	910	$(10,010)
Edison International	370	(12,869)
Consolidated Edison, Inc.	440	(19,989)
Great Plains Energy, Inc.	1,520	(29,473)
Southern Co.	960	(31,987)
Oneok, Inc.	760	(33,873)
Allegheny Energy, Inc.	1,890	(44,377)
Constellation Energy Group, Inc.	1,340	(47,128)
EQT Corp.	1,120	(49,190)
Aqua America, Inc.	2,860	(50,079)
Public Service Enterprise Group, Inc.	1,720	(57,190)
TECO Energy, Inc.	4,670	(75,747)
Duke Energy Corp.	4,690	(80,715)
Integrys Energy Group, Inc.	2,120	(89,019)
PPL Corp.	2,770	(89,499)
Alliant Energy Corp.	3,880	(117,409)
Dominion Resources, Inc.	3,790	(147,507)

Total Utilities		(999,734)

CONSUMER STAPLES (4.0)%
Kraft Foods, Inc.	40	(1,087)
Central European
Distribution Corp.*	100	(2,841)
NBTY, Inc.*	100	(4,354)
Green Mountain Coffee
Roasters, Inc.*	80	(6,518)
Whole Foods Market, Inc.*	460	(12,627)
SUPERVALU, Inc.	1,030	(13,091)
Campbell Soup Co.	600	(20,280)
Tyson Foods, Inc. — Class A	1,960	(24,049)
Brown-Forman Corp.	570	(30,535)
Molson Coors Brewing Co. —
Class B	690	(31,160)
Kellogg Co.	630	(33,516)
Coca-Cola Enterprises	1,670	(35,404)
Hormel Foods Corp.	1,100	(42,295)
Estee Lauder Companies, Inc. — Class A	890	(43,040)
Altria Group, Inc.	2,910	(57,123)
Lorillard, Inc.	770	(61,777)
Constellation Brands, Inc. —
Class A*	4,360	(69,455)
Hershey Co.	2,340	(83,749)
Flowers Foods, Inc.	3,810	(90,526)
Sara Lee Corp.	9,350	(113,883)
PepsiCo, Inc.	3,850	(234,080)

Total Consumer Staples		(1,011,390)

INDUSTRIALS (5.0)%
Terex Corp*	40	(792)
Brink’s Co.	70	(1,704)
Danaher Corp.	40	(3,008)
SunPower Corp.*	180	(4,262)
Corrections Corporation of
America*	190	(4,664)

32	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		MARKET
	SHARES	VALUE

Armstrong World Industries, Inc.*	120	$(4,672)
General Electric Co.	310	(4,690)
Monster Worldwide, Inc.*	420	(7,308)
Manitowoc Company, Inc.	740	(7,378)
Hertz Global Holdings, Inc.*	640	(7,629)
Iron Mountain, Inc.*	340	(7,738)
Avis Budget Group, Inc.*	640	(8,397)
Owens Corning, Inc.*	350	(8,974)
Textron, Inc.	510	(9,593)
UTi Worldwide, Inc.	790	(11,313)
Crane Co.	380	(11,636)
Oshkosh Corp.	350	(12,961)
PACCAR, Inc.	370	(13,420)
McDermott International, Inc.*	580	(13,926)
Masco Corp.	1,070	(14,777)
Kennametal, Inc.	610	(15,811)
Con-way, Inc.	490	(17,106)
3M Co.	210	(17,361)
Graco, Inc.	690	(19,713)
Deere & Co.	380	(20,554)
USG Corp.*	2,280	(32,034)
FedEx Corp.	390	(32,546)
Landstar System, Inc.	1,560	(60,481)
AMR Corp.*	9,580	(74,053)
Continental Airlines, Inc.*	5,470	(98,022)
Southwest Airlines Co.	8,800	(100,584)
Boeing Co.	2,040	(110,425)
Delta Air Lines, Inc.*	10,200	(116,076)
Stericycle, Inc.*	2,300	(126,891)
Stanley Works	5,280	(271,973)

Total Industrials		(1,272,472)

INFORMATION TECHNOLOGY (7.4)%
Western Union Co.	10	(188)
Molex, Inc.	10	(215)
CommScope, Inc.*	10	(265)
Fairchild Semiconductor
International, Inc.*	110	(1,099)
Seagate Technology	140	(2,547)
JDA Software Group, Inc.*	130	(3,311)
McAfee, Inc.*	100	(4,057)
Vishay Intertechnology, Inc.*	870	(7,264)
Convergys Corp.*	680	(7,310)
MEMC Electronic Materials, Inc.*	650	(8,853)
Lexmark International, Inc. —
Class A*	370	(9,613)
NetApp, Inc.*	300	(10,317)
EchoStar Corp. — Class A*	520	(10,473)
Arrow Electronics, Inc.*	370	(10,956)
ON Semiconductor Corp.*	1,280	(11,277)
Trimble Navigation Ltd.*	460	(11,592)
Yahoo!, Inc.*	820	(13,760)
Rambus, Inc.*	650	(15,860)
Advanced Micro Devices, Inc.*	1,730	(16,746)
SanDisk Corp.*	590	(17,104)
Motorola, Inc.*	2,630	(20,409)

		MARKET
	SHARES	VALUE

Novellus Systems, Inc.*	880	$(20,539)
Activision Blizzard, Inc.*	1,960	(21,776)
Unisys Corp.*	580	(22,365)
AVX Corp.	1,820	(23,059)
Intersil Corp. — CL A	1,620	(24,851)
Itron, Inc.*	380	(25,677)
Hewitt Associates, Inc. — Class A*	760	(32,118)
National Semiconductor Corp.	2,210	(33,946)
Zebra Technologies Corp. —
Class A*	1,200	(34,032)
Visa, Inc.	390	(34,109)
Autodesk, Inc.*	1,430	(36,336)
Applied Materials, Inc.	2,700	(37,638)
NVIDIA, Corp.*	2,300	(42,964)
Integrated Device
Technology, Inc.*	6,780	(43,867)
Equinix, Inc.*	430	(45,644)
Kla-Tencor Corp.	1,290	(46,646)
Tellabs, Inc.*	8,650	(49,132)
Cadence Design Systems, Inc.*	9,340	(55,947)
VeriSign, Inc.*	2,410	(58,418)
Lam Research Corp.*	1,560	(61,168)
Symantec Corp.*	3,440	(61,542)
LSI Logic Corp.*	11,500	(69,115)
International Rectifier Corp.*	3,730	(82,508)
IAC/InterActiveCorp*	4,440	(90,931)
Novell, Inc.*	22,000	(91,300)
Atmel Corp.*	19,810	(91,324)
Electronic Arts, Inc.*	5,730	(101,707)
MasterCard, Inc.	580	(148,468)
Xerox Corp.	27,170	(229,858)

Total Information Technology		(1,900,201)

FINANCIALS (8.0)%
Apartment Investment &
Management Co. — Class A	10	(159)
First American Corp.	10	(331)
SunTrust Banks, Inc.	40	(812)
State Street Corp.	20	(871)
American International
Group, Inc.*	40	(1,199)
Hartford Financial Services
Group, Inc.	60	(1,396)
Capital One Financial Corp.	50	(1,917)
Bank of Hawaii Corp.	60	(2,824)
RenaissanceRe Holdings Ltd.	60	(3,189)
Raymond James Financial, Inc.	170	(4,041)
Lincoln National Corp.	170	(4,230)
Zions Bancorporation	350	(4,490)
City National Corp.	100	(4,560)
Comerica, Inc.	160	(4,731)
ProLogis	370	(5,065)
Aflac, Inc.	110	(5,087)
Alleghany Corp.*	20	(5,520)
Principal Financial Group, Inc.	230	(5,529)
Bank of New York Mellon Corp.	200	(5,594)

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	33
1

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		MARKET
	SHARES	VALUE

Kimco Realty Corp.	430	$(5,818)
Regency Centers Corp.	180	(6,311)
Fidelity National Financial,
Inc. — Class A	480	(6,461)
BRE Properties, Inc.	210	(6,947)
OneBeacon Insurance Group
Ltd. — Class A	540	(7,441)
Vornado Realty Trust	110	(7,693)
Conseco, Inc.*	1,600	(8,000)
Citigroup, Inc.	2,490	(8,242)
Loews Corp.	240	(8,724)
Valley National Bancorp	650	(9,184)
Charles Schwab Corp.	490	(9,222)
TCF Financial Corp.	700	(9,534)
Protective Life Corp.	580	(9,599)
GLG Partners, Inc.*	3,040	(9,789)
Synovus Financial Corp.	4,940	(10,127)
Markel Corp.*	30	(10,200)
SEI Investments Co.	660	(11,563)
Allstate Corp.	390	(11,716)
American National Insurance Co.	100	(11,944)
BOK Financial Corp.	260	(12,355)
Huntington Bancshares, Inc.	3,400	(12,410)
Unitrin, Inc.	660	(14,553)
Wilmington Trust Corp.	1,190	(14,685)
Legg Mason, Inc.	510	(15,382)
CapitalSource, Inc.	3,900	(15,483)
Regions Financial Corp.	2,980	(15,764)
Affiliated Managers Group, Inc.*	240	(16,164)
Equity Residential	480	(16,214)
Bank of America Corp.	1,100	(16,566)
Old Republic International Corp.	1,710	(17,168)
Fifth Third Bancorp	1,780	(17,355)
JPMorgan Chase & Co.	420	(17,501)
CB Richard Ellis Group, Inc. —
Class A*	1,290	(17,505)
XL Capital, Inc.	960	(17,597)
Fulton Financial Corp.	2,140	(18,661)
NYSE Euronext	740	(18,722)
Wells Fargo & Co.	720	(19,433)
Camden Property Trust	460	(19,490)
Moody’s Corp.	740	(19,832)
Jones Lang LaSalle, Inc.	330	(19,932)
PNC Financial Services Group, Inc.	380	(20,060)
Marshall & Ilsley Corp.	3,730	(20,328)
Whitney Holding Corp.	2,310	(21,044)
Plum Creek Timber Company, Inc.	560	(21,146)
Jefferies Group, Inc.*	920	(21,832)
Taubman Centers, Inc.	650	(23,342)
Goldman Sachs Group, Inc.	140	(23,638)
Everest Re Group	300	(25,704)
New York Community
Bancorp, Inc.	1,840	(26,698)

		MARKET
	SHARES	VALUE

AvalonBay Communities, Inc.	340	$(27,917)
Boston Properties, Inc.	470	(31,523)
Greenhill & Company, Inc.	410	(32,898)
White Mountains Insurance
Group Ltd.	100	(33,266)
KeyCorp	6,160	(34,188)
Progressive Corp.*	1,910	(34,361)
Arthur J Gallagher & Co.	2,170	(48,847)
MBIA, Inc.*	13,940	(55,481)
Leucadia National Corp.*	2,360	(56,144)
The St. Joe Co.*	2,010	(58,069)
Erie Indemnity Co. — Class A	2,040	(79,601)
Mercury General Corp.	2,380	(93,439)
Ares Capital Corp.	9,390	(116,906)
Capitol Federal Financial	4,010	(126,155)
TFS Financial Corp.	11,360	(137,910)
People’s United Financial, Inc.	8,690	(145,123)
Marsh & McLennan
Companies, Inc.	6,990	(154,339)

Total Financials		(2,052,791)

Total Common Stocks Sold Short
(Proceeds $8,924,859)		(10,144,000)

EXCHANGE TRADED FUNDS
SOLD SHORT (8.5)%(a)
iShares MSCI Mexico
Investable Market Index Fund	80	(3,910)
iShares MSCI Italy Index Fund	240	(4,682)
iShares MSCI Canada Index Fund	290	(7,636)
iShares MSCI Australia Index Fund	340	(7,766)
iShares MSCI Japan Index Fund	1,020	(9,935)
Powershares QQQ	450	(20,664)
iShares MSCI Belgium Investable
Market Index Fund	4,690	(59,844)
iShares MSCI Netherlands
Investable Market Index Fund	3,400	(69,565)
iShares MSCI EAFE Index Fund	4,510	(249,403)
iShares Russell 2000 Index Fund	5,250	(326,865)
SPDR Trust Series 1	12,630	(1,407,487)

Total Exchange Traded Funds
Sold Short
(Proceeds $1,984,495)		(2,167,757)

	CONTRACTS
OPTIONS WRITTEN (0.7)%(a)
IMS Health, Inc.
Expiring May 2010
with strike price of 22.5	5	(37)
Starent Networks Corp.
Expiring June 2010
with strike price of 35	50	(500)

34	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
2

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		MARKET
	CONTRACTS	VALUE

January 2010 S&P 400 MidCap Index
Futures Contracts
Expiring January 2010
with strike price of 690	18	$(71,910)
January 2010 Russell 2000 Index
Futures Contracts
Expiring June 2010
with strike price of 580	20	(106,500)

Total Options Written
(Premiums Received $139,381)		(178,947)

Other Assets in Excess
of Liabilities – 56.8%		$14,519,465

Net Assets – 100.0%		$25,562,821

		Unrealized
	Contracts	Gain

COMMODITY FUTURES CONTRACTS PURCHASED(a)
January 2010 LME Zinc
Futures Contracts
(Aggregate Market Value
of Contracts $316,844)	5	$39,301
May 2010 Sugar #11
Futures Contracts
(Aggregate Market Value
of Contracts $298,032)	10	27,686
March 2010 Cotton
Futures Contracts
(Aggregate Market Value
of Contracts $302,400)	8	13,290
March 2010 Copper
Futures Contracts
(Aggregate Market Value
of Contracts $167,350)	2	9,891
February 2010 LME Lead
Futures Contracts
(Aggregate Market Value
of Contracts $120,950)	2	6,193
March 2010 Soybean
Futures Contracts
(Aggregate Market Value
of Contracts $157,275)	3	5,951
March 2010 Soybean Oil
Futures Contracts
(Aggregate Market Value
of Contracts $122,340)	5	5,626
February 2010 Lean Hogs
Futures Contracts
(Aggregate Market Value
of Contracts $78,720)	3	1,019
March 2010 Cocoa
Futures Contracts
(Aggregate Market Value
of Contracts $131,680)	4	44

		UNREALIZED
	CONTRACTS	Gain (Loss)

February 2010 LME Primary Aluminum
Futures Contracts
(Aggregate Market Value
of Contracts $332,213)	6	$(1,746)
March 2010 Silver
Futures Contracts
(Aggregate Market Value
of Contracts $84,275)	1	(9,504)
March 2010 Coffee
Futures Contracts
(Aggregate Market Value
of Contracts $203,850)	4	(14,381)
February 2010 Gold 100 Oz
Futures Contracts
(Aggregate Market Value
of Contracts $328,680)	3	(16,363)

(Total Aggregate Market Value
of Contracts $2,644,608)		$67,007

FUTURES CONTRACTS PURCHASED(a)
March 2010 Russell 2000 Index
Mini Futures Contracts
(Aggregate Market Value
of Contracts $1,367,300)	22	$59,444
March 2010 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Market Value
of Contracts $1,444,000)	20	56,774
March 2010 U.S. Treasury 10 Year Note
Futures Contracts
(Aggregate Market Value
of Contracts $2,998,531)	26	(76,595)

(Total Aggregate Market Value
of Contracts $5,809,831)		$39,623

CURRENCY FUTURES CONTRACTS
SOLD SHORT(a)
March 2010 U.S.Dollar Index
Futures Contracts
(Aggregate Market Value
of Contracts $3,524,625)	45	$(100,103)

FUTURES CONTRACTS SOLD SHORT(a)
March 2010 U.S. Treasury 2 Year Note
Futures Contracts
(Aggregate Market Value
of Contracts $9,732,656)	45	$45,631

COMMODITY FUTURES CONTRACTS SOLD SHORT(a)
March 2010 Corn
Futures Contracts
(Aggregate Market Value
of Contracts $62,175)	3	$(1,512)

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	35
3

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)
December 31, 2009
     MULTI-HEDGE STRATEGIES FUND

		UNREALIZED
	CONTRACTS	LOSS

February 2010 Live Cattle
Futures Contracts
(Aggregate Market Value
of Contracts $757,240)	22	$(3,955)
May 2010 Wheat
Futures Contracts
(Aggregate Market Value
of Contracts $111,000)	4	(4,150)
March 2010 Natural Gas
Futures Contracts
(Aggregate Market Value
of Contracts $110,840)	2	(9,684)

(Total Aggregate Market Value
of Contracts $1,041,255)		$(19,301)

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 7.

§	All or a portion of this security is pledged as short security collateral at December 31, 2009.

(a)	Value determined based on Level 1 inputs — See Note 8.

(b)	Value determined based on Level 2 inputs — See Note 8.

ADR—American Depository Receipt.

REIT—Real Estate Investment Trust.
36	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.
4

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009
     COMMODITIES STRATEGY FUND

		MARKET
	SHARES	VALUE

EXCHANGE TRADED FUND 4.2%(a)
iShares S&P GSCI Commodity
Indexed Trust*	28,022	$891,660

Total Exchange Traded Fund
(Cost $861,398)		891,660

	FACE
	AMOUNT
STRUCTURED NOTES† 40.9%(b)
Commonwealth Bank of Australia,
S&P GSCI Total Return
Linked Notes at 0.08%
due 07/23/10	$3,000,000	4,599,481
Goldman Sachs Group,
S&P GSCI Total Return
Linked Notes at 0.00%
due 05/27/10	1,500,000	2,106,045
Swedish Export Credit Corp.,
S&P GSCI Total Return
Linked Notes at 0.00%
due 03/11/10	875,000	2,034,331

Total Structured Notes
(Cost $5,375,000)		8,739,857

REPURCHASE AGREEMENTS†† 54.8%(b)
Mizuho Financial Group, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	3,182,209	3,182,209
HSBC Group
issued 12/31/09 at 0.00%
due 01/04/10	3,157,936	3,157,936
UBS Financial Services, Inc.
issued 12/31/09 at 0.00%
due 01/04/10	3,157,936	3,157,936
Morgan Stanley
issued 12/31/09 at 0.00%
due 01/04/10	2,229,131	2,229,131

Total Repurchase Agreements
(Cost $11,727,212)		11,727,212

Total Investments 99.9%
(Cost $17,963,610)		$21,358,729

Other Assets in Excess
of Liabilities – 0.1%		$27,567

Net Assets – 100.0%		$21,386,296

		UNREALIZED
	CONTRACTS	GAIN

COMMODITY FUTURES CONTRACTS PURCHASED(a)
February 2010 WTI Crude
Futures Contracts
(Aggregate Market Value
of Contracts $636,560)	8	$59,812
January 2010 Goldman Sachs IDX
Futures Contracts
(Aggregate Market Value
of Contracts $393,750)	3	11,203

(Total Aggregate Market Value
of Contracts $1,030,310)		$71,015

*	Non-Income Producing Security.

†	Structured Notes are leveraged, providing an exposure to the underlying benchmark greater than the face amount. The total exposure to the Benchmark is $19,489,857 as of December 31, 2009 — See Note 2.

††	Repurchase Agreements — See Note 7.

(a)	Value determined based on Level 1 inputs — See Note 8.

(b)	Value determined based on Level 2 inputs — See Note 8.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	37

STATEMENTS OF ASSETS AND LIABILITIES

				Managed
			Alternative	Futures
	All-Cap	International	Strategies	Strategy
	Opportunity	Opportunity	Allocation	Fund
	Fund	Fund	Fund	(Consolidated)

Assets
Investment Securities	$66,806,924	$9,209,838	$966,082	$7,999,944
Investment Securities in Affiliated Funds	—	—	4,116,234	—
Repurchase Agreements	1,708,979	11,330,178	23,658	19,421,709

Total Investments	68,515,903	20,540,016	5,105,974	27,421,653
Segregated Cash with Broker	—	1,255,395	—	1,278,899
Cash	—	—	—	—
Variation Margin on Futures Contracts	—	—	—	—
Receivable for Securities Sold	—	—	—	—
Receivable for Fund Shares Sold	25,728	292,300	15,595	4,938
Investment Income Receivable	30,451	—	—	—
Foreign Currency	—	1,466,818	—	—

Total Assets	68,572,082	23,554,529	5,121,569	28,705,490

Liabilities
Short Sales at Market Value	—	—	—	—
Written Options at Market Value	—	—	—	—
Variation Margin on Futures Contracts	—	66,752	—	17,963
Payable for Securities Purchased	—	—	—	—
Payable for Fund Shares Redeemed	50,691	40,798	243	3,330
Investment Advisory Fees Payable	56,761	18,916	—	24,292
Transfer Agent and Administrative Fees Payable	15,767	5,254	—	6,748
Distribution and Service Fees Payable	15,767	5,254	—	6,748
Portfolio Accounting Fees Payable	6,307	2,102	—	2,699
Custody Fees Payable	2,081	694	—	908
Payable to Broker	—	1,464,540	—	—
Short Sales Dividends Payable	—	—	—	—
Other Accrued Fees	77,964	11,694	—	10,159

Total Liabilities	225,338	1,616,004	243	72,847

Net Assets	$68,346,744	$21,938,525	$5,121,326	$28,632,643

Net Assets Consist Of
Paid-In Capital	$89,756,278	$25,037,538	$5,655,995	$28,995,520
Undistributed Net Investment Income (Loss)	—	46,141	180,646	—
Accumulated Net Realized Loss on Investments	(33,054,345)	(3,254,957)	(832,914)	(114,477)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	11,644,811	109,803	117,599	(248,400)

Net Assets	$68,346,744	$21,938,525	$5,121,326	$28,632,643

Shares Outstanding	5,940,290	986,249	254,923	1,234,810

Net Asset Values	$11.51	$22.24	$20.09	$23.19

Cost of Investments	$56,871,092	$20,610,353	$4,988,375	$27,421,653
Cost of Foreign Currency	—	1,485,654	—	—
Proceeds from Short Sales	—	—	—	—
Premiums Received for Written Options	—	—	—	—
38	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2009

	Multi-Hedge	Commodities
Multi-Cap	Strategies	Strategy
Core Equity	Fund	Fund
Fund	(Consolidated)	(Consolidated)

$2,135,101	$15,773,558	$9,631,517
—	—	—
236,900	7,760,502	11,727,212

2,372,001	23,534,060	21,358,729
17,000	14,742,325	63,750
40	102	—
—	—	1,570
1,440	—	—
—	27,522	11,025
3,084	22,382	540
—	—	—

2,393,565	38,326,391	21,435,614

—	12,311,757	—
—	178,947	—
3,000	56,160	—
—	142,560	—
309	25,050	39
1,944	27,764	13,174
568	—	4,714
568	—	4,714
227	—	1,885
75	9	622
—	—	—
—	23,617	—
2,742	(2,294)	24,170

9,433	12,763,570	49,318

$2,384,132	$25,562,821	$21,386,296

$3,577,552	$36,391,659	$36,192,693
20,466	(923)	(82,627)
(1,639,191)	(11,272,050)	(18,189,904)

425,305	444,135	3,466,134

$2,384,132	$25,562,821	$21,386,296

129,240	1,274,318	1,700,085

$18.45	$20.06	$12.58

$1,954,059	$21,680,813	$17,963,610
—	—	—
—	10,909,354	—
—	139,381	—
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	39

STATEMENTS OF OPERATIONS

				Managed
			Alternative	Futures
	All-Cap	International	Strategies	Strategy
	Opportunity	Opportunity	Allocation	Fund
	Fund	Fund	Fund	(Consolidated)

Investment Income
Interest	$1,571	$7,489	$214	$29,168
Dividends, Net of Foreign Tax Withheld	939,396	212,937	—	—
Dividends, from Affiliated Funds	—	—	16,091	—

Total Income	940,967	220,426	16,305	29,168

Expenses
Investment Advisory Fees	616,303	98,971	—	242,964
Transfer Agent and Administrative Fees	171,195	27,492	—	59,549
Audit and Outside Service Fees	109,382	12,927	—	21,538
Portfolio Accounting Fees	68,478	10,997	—	23,819
Registration Fees	2,718	4	—	117,748
Short Sales Dividend Expense	—	—	—	—
Trustees’ Fees*	9,581	1,049	—	1,849
Shareholder Service Fees	171,195	27,492	—	59,549
Prime Broker Interest Expense	—	—	—	—
Custody Fees	20,173	3,061	35	6,022
Miscellaneous	(1,256)	5,199	—	17,520

Total Expenses	1,167,769	187,192	35	550,558

Less Expenses Waived by Advisor	—	—	—	(27,890)

Net Expenses	1,167,769	187,192	35	522,668

Net Investment Income (Loss)	(226,802)	33,234	16,270	(493,500)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	5,045,307	389,572	—	(2,651)
Investments in Affiliated Funds	—	—	(749,326)	—
Futures Contracts	—	1,036,949	—	(479,023)
Realized Gain Distributions Received from Affiliated Funds	—	—	5,793	—
Securities Sold Short	—	—	—	—
Foreign Currency	—	11,302	—	—
Written Options	—	—	—	—

Total Net Realized Gain (Loss)	5,045,307	1,437,823	(743,533)	(481,674)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	11,120,488	(139,629)	816,581	—
Futures Contracts	—	(286,907)	—	(126,186)
Foreign Currency	—	(18,800)	—	—
Securities Sold Short	—	—	—	—
Written Options	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	11,120,488	(445,336)	816,581	(126,186)

Net Gain (Loss) on Investments	16,165,795	992,487	73,048	(607,860)

Net Increase (Decrease) in Net Assets from Operations	$15,938,993	$1,025,721	$89,318	$(1,101,360)

Foreign Tax Withheld	$4,549	$—	$—	$—

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
40	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2009

	Multi-Hedge	Commodities
Multi-Cap	Strategies	Strategy
Core Equity	Fund	Fund
Fund	(Consolidated)	(Consolidated)

$170	$19,972	$73,251
49,377	198,297	—
—	—	—

49,547	218,269	73,251

12,483	291,513	156,034
5,666	—	50,679
4,008	—	39,260
2,266	—	20,272
1	—	61
—	109,191	—
335	—	3,224
5,666	—	50,679
—	57,830	—
740	—	5,607
(545)	—	(7,728)

30,620	458,534	318,088

(1,539)	(8,346)	(23,305)

29,081	450,188	294,783

20,466	(231,919)	(221,532)

122,310	388,577	(1,572,444)
—	—	—
10,668	352,984	38,400
—	—	—
—	(748,439)	—
—	—	—
—	153,656	—

132,978	146,778	(1,534,044)

463,471	1,898,461	3,577,212
3,220	(845,302)	71,015
—	—	—
—	(1,541,494)	—
—	(33,254)	—

466,691	(521,589)	3,648,227

599,669	(374,811)	2,114,183

$620,135	$(606,730)	$1,892,651

$1	$126	$—
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	41

STATEMENTS OF CHANGES IN NET ASSETS

	All-Cap		International
	Opportunity Fund		Opportunity Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008*

From Operations
Net Investment Income (Loss)	$(226,802)	$58,041	$33,234	$6,205
Net Realized Gain (Loss) on Investments	5,045,307	(37,950,846)	1,437,823	(4,620,704)
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,120,488	(16,515,189)	(445,336)	555,139

Net Increase (Decrease) in Net Assets from Operations	15,938,993	(54,407,994)	1,025,721	(4,059,360)

Distributions to Shareholders from:**
Net Investment Income	(58,031)	—	(89,971)	—
Net Realized Gain on Investments	—	(291,136)	—	—

Total Distributions to Shareholders	(58,031)	(291,136)	(89,971)	—

Share Transactions
Proceeds from Shares Purchased	30,590,836	80,844,781	31,223,463	36,068,454
Value of Shares Purchased through Dividend Reinvestment	58,031	291,136	89,971	—
Value of Proceeds from Merger (Note 14)	—	—	—	—
Cost of Shares Redeemed	(50,621,864)	(84,164,328)	(22,381,489)	(19,938,264)

Net Increase (Decrease) in Net Assets From Share Transactions	(19,972,997)	(3,028,411)	8,931,945	16,130,190

Net Increase (Decrease) in Net Assets	(4,092,035)	(57,727,541)	9,867,695	12,070,830
Net Assets—Beginning Of Period	72,438,779	130,166,320	12,070,830	—

Net Assets—End Of Period	$68,346,744	$72,438,779	$21,938,525	$12,070,830

Undistributed Net Investment Income (Loss)—End of Period	$—	$58,031	$46,141	$89,971

*	Since the commencement of operations: March 27, 2008 — International Opportunity Fund, May 1, 2008 — Alternative Strategies Allocation Fund, November 7, 2008 — Managed Futures Strategy Fund.

**	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
42	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

		Managed Futures
Alternative Strategies		Strategy Fund		Multi-Cap Core		Multi-Hedge
Allocation Fund		(Consolidated)		Equity Fund		Strategies Fund
						Year
Year	Year	Year	Year	Year	Year	Ended	Year
Ended	Ended	Ended	Ended	Ended	Ended	December 31,	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	2009	December 31,
2009	2008*	2009	2008*	2009	2008	(Consolidated)	2008

$16,270	$52,032	$(493,500)	$(16,034)	$20,466	$46,966	$(231,919)	$231,291
(743,533)	(13,349)	(481,674)	(47,614)	132,978	(1,411,048)	146,778	(7,217,420)
816,581	(698,982)	(126,186)	(122,214)	466,691	(134,202)	(521,589)	(385,340)

89,318	(660,299)	(1,101,360)	(185,862)	620,135	(1,498,284)	(606,730)	(7,371,469)

—	(57,472)	—	—	—	(65,755)	(294,753)	(182,633)
—	(7,737)	—	—	—	(4,768)	—	—

—	(65,209)	—	—	—	(70,523)	(294,753)	(182,633)

4,877,224	7,459,676	58,236,725	13,398,186	5,344,399	8,746,774	28,020,716	47,170,223
—	65,209	—	—	—	70,523	294,753	182,633
—	—	—	—	—	—	2,309,996	—
(2,982,823)	(3,661,770)	(34,915,511)	(6,799,535)	(5,736,654)	(11,352,016)	(37,182,855)	(38,213,591)

1,894,401	3,863,115	23,321,214	6,598,651	(392,255)	(2,534,719)	(6,557,390)	9,139,265

1,983,719	3,137,607	22,219,854	6,412,789	227,880	(4,103,526)	(7,458,873)	1,585,163
3,137,607	—	6,412,789	—	2,156,252	6,259,778	33,021,694	31,436,531

$5,121,326	$3,137,607	$28,632,643	$6,412,789	$2,384,132	$2,156,252	$25,562,821	$33,021,694

$180,646	$—	$—	$—	$20,466	$—	$(923)	$413,645

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	43

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Commodities
	Strategy Fund
	Year
	Ended	Year
	December 31,	Ended
	2009	December 31,
	(Consolidated)	2008

From Operations
Net Investment Income (Loss)	$(221,532)	$307,283
Net Realized Loss on Investments	(1,534,044)	(13,451,471)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,648,227	(2,863,792)

Net Increase (Decrease) in Net Assets from Operations	1,892,651	(16,007,980)

Distributions to Shareholders from:
Net Investment Income	(362,231)	(868,009)

Total Distributions to Shareholders	(362,231)	(868,009)

Share Transactions
Proceeds from Shares Purchased	39,045,949	104,615,008
Value of Shares Purchased through Dividend Reinvestment	362,231	868,009
Cost of Shares Redeemed	(35,333,621)	(116,449,304)

Net Increase (Decrease) in Net Assets From Share Transactions	4,074,559	(10,966,287)

Net Increase (Decrease) in Net Assets	5,604,979	(27,842,276)
Net Assets—Beginning Of Period	15,781,317	43,623,593

Net Assets—End Of Period	$21,386,296	$15,781,317

Undistributed Net Investment Income (Loss)—End of Period	$(82,627)	$234,352

44	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease) in															Net Assets,
	NET ASSET	Net	and Unrealized	Net Asset	Distributions	Distributions		NET ASSET								Net			End of
	VALUE,	Investment	Gains	Value	from Net	from Net		VALUE,	Total							Investment		Portfolio	Period
	BEGINNING	Income	(Losses) on	Resulting from	Investment	Realized	Total	END OF	Investment	Total		Net		Operating		Income		Turnover	(000’s
Year Ended	OF PERIOD	(Loss)†	Investments	Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		Expenses		Expenses◊		(Loss)		Rate	omitted)

All-Cap Opportunity Fund
December 31, 2009	$9.05	$(.03)	$2.50	$2.47	$(.01)	$—	$(.01)	$11.51	27.29%	1.71%		1.71%		1.71%		(0.33)%		379%	$68,347
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	9.05	(40.73)%	1.67%		1.67%		1.67%		0.05%		463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	15.33	22.75%	1.61%		1.61%		1.61%		(0.15)%		277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	13.47	11.47%	1.64%		1.64%		1.64%		(0.16)%		353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	12.68	13.62%	1.70%		1.70%		1.70%		(0.20)%		281%	61,834

International Opportunity Fund
December 31, 2009	17.20	.06	5.07	5.13	(.09)	—	(.09)	22.24	29.79%	1.71%		1.71%		1.71%		0.30%		324%	21,939
December 31, 2008*	25.00	.01	(7.81)	(7.80)	—	—	—	17.20	(31.20)%	1.64%	**	1.64%	**	1.64%	**	0.09%	**	362%	12,071

Alternative Strategies Allocation Fund
December 31, 2009	19.92	.07	.10	.17	—	—	—	20.09	0.85%	0.00%		0.00%		0.00%		0.38%		149%	5,121
December 31, 2008*	25.00	.38	(5.02)	(4.64)	(.39) ▲	(.05) ▲	(.44)	19.92	(18.55)%	0.00%	**	0.00%	**	0.00%	**	2.47%	**	33%	3,138

Managed Futures Strategy Fund
December 31, 2009■	24.10	(.49)	(.42)	(.91)	—	—	—	23.19	(3.78)%	2.32%		2.20%		2.20%		(2.08)%		—	28,633
December 31, 2008*	25.00	(.08)	(.82)	(.90)	—	—	—	24.10	(3.60)%	2.21%	**	2.21%	**	2.21%	**	(2.09)%	**	—	6,413

Multi-Cap Core Equity Fund
December 31, 2009	14.53	.14	3.78	3.92	—	—	—	18.45	26.98%	1.36%		1.29%		1.29%		0.91%		282%	2,384
December 31, 2008	24.64	.24	(9.88)	(9.64)	(.44)	(.03)	(.47)	14.53	(38.96)%	1.13%		1.13%		1.13%		1.14%		373%	2,156
December 31, 2007	28.60	.16	(1.63)	(1.47)	(.17)	(2.32)	(2.49)	24.64	(5.26)%	1.27%		1.27%		1.27%		0.55%		245%	6,260
December 31, 2006	25.04	.08	3.52	3.60	(.01)	(.03)	(.04)	28.60	14.36%	1.43%		1.43%		1.43%		0.29%		171%	8,358
December 31, 2005*	25.00	.01	.03	.04	—	—	—	25.04	0.16%	1.67%	**	1.67%	**	1.67%	**	0.33%	**	8%	2,860

Multi-Hedge Strategies Fund
December 31, 2009■	20.97	(.19)	(.50)	(.69)	(.22)	—	(.22)	20.06	(3.28)%	1.87%		1.84%		1.15%		(0.95)%		1,074%	25,563
December 31, 2008	25.95	.16	(5.02)	(4.86)	(.12)	—	(.12)	20.97	(18.72)%	1.81%		1.81%		1.15%		0.67%		1,447%	33,022
December 31, 2007	26.20	.74	.27	1.01	(1.00)	(.26)	(1.26)	25.95	3.84%	1.69%		1.69%		1.17%		2.72%		421%	31,437
December 31, 2006	25.20	.80	.87	1.67	(.30)	(.37)	(.67)	26.20	6.64%	1.70%		1.70%		1.16%		3.08%		309%	22,557
December 31, 2005*	25.00	.05	.15	.20	—	—	—	25.20	0.80%	1.45%	**	1.45%	**	1.20%	**	2.28%	**	19%	3,323

Commodities Strategy Fund
December 31, 2009■	11.47	(.13)	1.45	1.32	(.21)	—	(.21)	12.58	11.56%	1.58%		1.46%		1.46%		(1.10)%		359%	21,386
December 31, 2008	23.78	.15	(11.69)	(11.54)	(.77)	—	(.77)	11.47	(49.02)%	1.50%		1.29%		1.29%		0.56%		427%	15,781
December 31, 2007	18.15	.71	4.92	5.63	—	—	—	23.78	31.02%	1.48%		1.28%		1.28%		3.52%		346%	43,624
December 31, 2006	22.10	.50	(4.45)	(3.95)	—	—	—	18.15	(17.87)%	1.50%		1.31%		1.31%		2.34%		109%	20,269
December 31, 2005*	25.00	.14	(2.98)	(2.84)	(.06)	—	(.06)	22.10	(11.34)%	1.64%	**	1.64%	**	1.64%	**	2.41%	**	—	28,187

*	Since the commencement of operations:

September 30, 2005 — Commodities Strategy Fund;

November 29, 2005 — Multi-Hedge Strategies Fund and Multi-Cap Core Equity Fund;

March 27, 2008 — International Opportunity Fund;

May 1, 2008 — Alternative Strategies Allocation Fund;

November 7, 2008 — Managed Futures Strategy Fund.

**	Annualized

†	Calculated using the average daily shares outstanding for the year.

††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

◊	Operating expenses exclude short dividends expense.

▲	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

■	Consolidated.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	45

NOTES TO FINANCIAL STATEMENTS

1.     Organization and Significant Accounting Policies
Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2009, the Trust consisted of fifty-seven separate Funds. This report covers the Alternative Strategy Funds (the “Funds”), while the other Funds are contained in separate reports.
The Alternative Strategies Allocation Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds (the “underlying funds”) instead of individual securities.
Valu-Trac Investment Management Limited serves as the investment sub-advisor to the International Opportunity Fund and is responsible for the development and on-going maintenance of the investment management strategy utilized by that Fund.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
Consolidation of Subsidiary
Each of the consolidated financial statements of the Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (each a “Subsidiary”). Significant intercompany accounts and transactions have been eliminated in consolidation for the Funds.
Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.
A summary of each Fund’s investment in its respective Subsidiary is as follows:

		Subsidiary	% of Total Net
		Net	Assets of
	Inception	Assets at	the Fund at
	Date of	December 31,	December 31,
	Subsidiary	2009	2009

Managed Futures Strategy Fund	11/07/08	$3,878,520	13.6%
Multi-Hedge Strategies Fund	04/15/09	2,893,551	11.3%
Commodities Strategy Fund	07/21/09	705,794	3.3%
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Debt securities with a maturity greater than 60 days at acquisition are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a debt security is valued at the reported bid price, at the close of business. Short-term debt securities, with a maturity of 60 days at acquisition or less and repurchase agreements are valued at amortized cost, which approximates market value.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
The value of domestic equity index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by

46	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
The value of foreign equity and currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE. In the event that no order is filled at 4:00 p.m., the security dealer provides a fair value quote at which the swap agreement is valued. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
Structured notes are valued in accordance with the terms of their agreements at the value of the underlying index close, usually 4:00 p.m., adjusted for any interest accruals and financing charges. If the securities comprising the underlying index cease trading before a Fund’s close of business, the index will be fair valued with the use of an appropriate market indicator.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and records this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short or incur rebate charges to borrow certain securities.
E. Upon the purchase of an option by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, that Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, that Fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, that Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security purchased by that Fund upon exercise will be increased by the premium originally paid. When a Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to- market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, that Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
F. The Trust may enter into stock and bond index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	47

NOTES TO FINANCIAL STATEMENTS (continued)

value of the contract at the time it was opened and the value at the time it was closed.
G. The Trust may invest in structured notes, which are over-the-counter contracts linked to the performance of an underlying benchmark such as interest rates, equity markets, equity indices, commodities indices, corporate credits or foreign exchange markets. A structured note is a type of bond in which an issuer borrows money from investors and pays back the principal, adjusted for performance of the underlying benchmark, at a specified maturity date. In addition, the contract may require periodic interest payments. Structured notes are used to obtain exposure to a market without owning or taking physical custody of securities or commodities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Coupon payments are recorded as income while net payments are recorded as net realized gains or losses.
H. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
I. The Trust may enter into forward currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the corresponding unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. At December 31, 2009, none of the Funds held forward currency contracts.
J. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
K. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts and index swap agreements.
L. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.     Financial Instruments
As part of its investment strategy, the Trust may utilize short sales and a variety of derivative instruments, including options, futures, options on futures, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
A short sale is a transaction in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the

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NOTES TO FINANCIAL STATEMENTS (continued)

face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
In conjunction with the use of short sales, options, futures, options on futures, structured notes and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3. Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivatives instruments are accounted for and their effects on the Funds’ financial position and results of operations.
Certain Funds seek to gain exposure to their respective benchmarks by investing in commodity, currency, and financial-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to each Fund is limited to the profit earned on such derivatives:

Approximate percentage of Fund’s
Fund	net assets on a daily basis

International Opportunity Fund	70%
Managed Futures Strategy Fund	100%
Multi-Cap Core Equity Fund	10%
Multi-Hedge Strategies Fund	25%
Commodities Strategy Fund	5%
The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2009:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivatives	Liability Derivatives

Equity contracts	Variation Margin on Futures Contracts	Variation Margin on Futures Contracts Written Options at Market Value

Currency/Commodity/Interest Rate contracts	Variation Margin on Futures Contracts	Variation Margin on Futures Contracts
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NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative contracts by primary risk exposure as of December 31, 2009:

Asset Derivative Investments Value
		Written
	Futures	Options	Futures	Futures	Futures
	Equity	Equity	Currency	Commodity	Interest Rate	Total Value at
Fund	Contracts*	Contracts	Contracts*	Contracts*	Contracts*	December 31, 2009

All-Cap Opportunity Fund	$—	$—	$—	$—	$—	$—
International Opportunity Fund	279,925	—	—	—	—	279,925
Alternative Strategies Allocation Fund	—	—	—	—	—	—
Managed Futures Strategy Fund	—	—	1,543	505,246	—	506,789
Multi-Cap Core Equity Fund	7,363	—	—	—	—	7,363
Multi-Hedge Strategies Fund	116,218	—	—	109,001	45,631	270,850
Commodities Strategy Fund	—	—	—	71,015	—	71,015

Liability Derivative Investments Value
Written
	Futures	Options	Futures	Futures	Futures
	Equity	Equity	Currency	Commodity	Interest Rate	Total Value at
Fund	Contracts*	Contracts	Contracts*	Contracts*	Contracts*	December 31, 2009

All-Cap Opportunity Fund	$—	$—	$—	$—	$—	$—
International Opportunity Fund	14,356	—	66,629	—	—	80,985
Alternative Strategies Allocation Fund	—	—	—	—	—	—
Managed Futures Strategy Fund	—	—	489,701	83,637	181,851	755,189
Multi-Cap Core Equity Fund	—	—	—	—	—	—
Multi-Hedge Strategies Fund	—	178,947	100,103	61,295	76,595	416,940
Commodities Strategy Fund	—	—	—	—	—	—

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following is a summary of the location of derivative investments on the Funds’ Statements of Operations as of December 31, 2009:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on written options
Currency/Commodity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) on futures contracts
The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure as of December 31, 2009:

Realized Gain (Loss) on Derivative Investments Recognized in the
Statement of Operations
		Written
	Futures	Options	Futures	Futures	Futures
	Equity	Equity	Currency	Commodity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Total

All-Cap Opportunity Fund	$—	$—	$—	$—	$—	$—
International Opportunity Fund	649,818	—	387,131	—	—	1,036,949
Alternative Strategies Allocation Fund	—	—	—	—	—	—
Managed Futures Strategy Fund	(218,859)	—	192,240	(412,160)	(40,244)	(479,023)
Multi-Cap Core Equity Fund	10,668	—	—	—	—	10,668
Multi-Hedge Strategies Fund	358,495	153,656	150,468	(146,167)	(9,812)	506,640
Commodities Strategy Fund	—	—	—	38,400	—	38,400
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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative
Investments Recognized in the Statement of Operations
		Written
	Futures	Options	Futures	Futures	Futures
	Equity	Equity	Currency	Commodity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Total

All-Cap Opportunity Fund	$—	$—	$—	$—	$—	$—
International Opportunity Fund	(347,158)	—	60,251	—	—	(286,907)
Alternative Strategies Allocation Fund	—	—	—	—	—	—
Managed Futures Strategy Fund	(19,551)	—	(399,105)	474,321	(181,851)	(126,186)
Multi-Cap Core Equity Fund	3,220	—	—	—	—	3,220
Multi-Hedge Strategies Fund	(476,560)	(33,254)	(385,484)	47,706	(30,964)	(878,556)
Commodities Strategy Fund	—	—	—	71,015	—	71,015
4.     Call Options Written
Transactions in options written during the year ended December 31, 2009, were as follows:

	Multi-Hedge Strategies Fund
	Number of	Premiums
	Contracts	Received

Options outstanding at December 31, 2008	90	$218,572
Options written	2,809	1,318,618
Options terminated in closing purchase transactions	(2,490)	(1,270,414)
Options expired	(138)	(99,458)
Options exercised	(178)	(27,936)

Options outstanding at December 31, 2009	93	139,381
5.     Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Commodities Strategy Fund; 0.90% of the average daily net assets of the All-Cap Opportunity Fund, the International Opportunity Fund and the Managed Futures Strategy Fund, and 1.15% of the average daily net assets of the Multi-Hedge Strategies Fund. The Alternative Strategies Allocation Fund does not pay Rydex Investments a management fee.
Under the terms of the investment advisory contract, Multi-Cap Core Equity Fund pays Rydex Investments a base management fee of 0.70% of the average daily net assets; that is subject to a performance adjustment so that base fee can increase or decrease, depending on the investment performance of the Fund relative to the Russell 3000® Index (the “Index”). The maximum annualized performance adjustment is +/- 0.20% of the performance period. The performance comparison is made for a rolling 12-month period, with performance adjustments made at the end of each month. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance adjustment is being computed. For the period ended December 31, 2009, the effective management fee was 0.50% of the Fund’s average daily net assets.
Rydex Investments contractually agreed to waive its advisory fee to the extent necessary to limit the ordinary operating expenses of the Commodities Strategy Fund (but excluding interest expenses, brokerage commissions and extraordinary expenses) to not more than 1.29% per annum of the average monthly net assets of the Fund (the “Contractual Fee Waiver”). Effective May 1, 2009, the contractual fee waiver was discontinued.
As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Multi-Hedge Strategies Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
Rydex Investments manages the investment and reinvestment of the assets of the Alternative Strategies Allocation Fund in accordance with the investment objectives, policies, and limitations of the Fund. As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Fund, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses. The Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other underlying fund expenses) of the underlying funds in which the Fund invests.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	51

NOTES TO FINANCIAL STATEMENTS (continued)

Rydex Investments provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Fees related to the Multi-Hedge Strategies and Alternative Strategies Allocation Funds are paid by Rydex Investments, as previously noted.
Rydex Investments provides accounting services to the Trust calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund. Fees related to the Multi-Hedge Strategies and Alternative Strategies Allocation Funds are paid by Rydex Investments, as previously noted.
Rydex Investments engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies and Alternative Strategies Allocation Funds are paid by Rydex Investments, as previously noted. Organizational and setup costs for new funds are paid by the Trust.
The Trust has adopted an Investor Services Plan for which the Distributor and other firms that provide shareholder services (“Service Providers”) may receive compensation. The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.
Certain officers and trustees of the Trust are also officers of Rydex Investments.
6.     Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.
Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2006 —2009), and has concluded that no provision for income tax is required in the Funds’ financial statements.
The Managed Futures Strategy Fund, Commodities Strategy Fund and Multi-Hedge Strategies Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirement under Subchapter M of the Code. The Managed Futures Strategy Fund and Commodities Strategy Fund have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Code. The Multi-Hedge Strategies Fund intends to invest in the Multi-Hedge Subsidiary on a basis consistent with the private letter ruling issued to the Commodities Strategy Fund. The Multi-Hedge Strategies Fund intends to also take the position that the income it receives from the Multi-Hedge Subsidiary will constitute qualifying income for purposes of Subchapter M of the Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, constructive sales, unsettled short sales and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
For the year ended December 31, 2009 the following Funds offset net realized capital gains with capital losses from previous years or had previous losses permanently limited due to Treasury Regulations:

Fund	Amount

All-Cap Opportunity Fund	$3,378,690
International Opportunity Fund	714,336
Multi-Hedge Strategies Fund	1,533,402
52	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

All-Cap Opportunity Fund	$58,031	$—	$58,031
International Opportunity Fund	89,971	—	89,971
Alternative Strategies Allocation Fund	—	—	—
Managed Futures Strategy Fund	—	—	—
Multi-Cap Core Equity Fund	—	—	—
Multi-Hedge Strategies Fund	294,753	—	294,753
Commodities Strategy Fund	362,231	—	362,231
The tax character of distributions paid during 2008 was as follows:

	Ordinary	Long-Term	Return of	Total
Fund	Income	Capital Gain	Capital	Distributions

All-Cap Opportunity Fund	$172,587	$118,549	$—	$291,136
International Opportunity Fund	—	—	—	—
Alternative Strategies Allocation Fund	59,769	5,440	—	65,209
Managed Futures Strategy Fund	—	—	—	—
Multi-Cap Core Equity Fund	67,381	854	2,288	70,523
Multi-Hedge Strategies Fund	182,633	—	—	182,633
Commodities Strategy Fund	868,009	—	—	868,009
The tax character of distributable earnings/(accumulated losses) at December 31, 2009 was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Appreciation	Carryforward[1]

All-Cap Opportunity Fund	$—	$—	$11,277,478	$(32,687,012)
International Opportunity Fund	46,141	—	143,164	(3,288,318)
Alternative Strategies Allocation Fund	22,064	—	128,920	(663,336)
Managed Futures Strategy Fund	—	—	421,609	(321,144)
Multi-Cap Core Equity Fund	20,466	—	285,885	(1,499,771)
Multi-Hedge Strategies Fund	—	—	298,760	(11,115,273)
Commodities Strategy Fund	—	—	3,320,143	(18,130,441)
Capital Loss Carryforward amounts may be limited due to U.S. Treasury Regulations.
1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

					Total
	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2014	2015	2016	2017	Carryforward

All-Cap Opportunity Fund	$—	$—	$(32,687,012)	$—	$(32,687,012)
International Opportunity Fund	—	—	(3,288,318)	—	(3,288,318)
Alternative Strategies Allocation Fund	—	—	(8,821)	(654,515)	(663,336)
Managed Futures Strategy Fund	—	—	—	(321,144)	(321,144)
Multi-Cap Core Equity Fund	—	—	(1,071,208)	(428,563)	(1,499,771)
Multi-Hedge Strategies Fund	(324,447)	(1,856,489)	(5,656,359)	(3,277,978)	(11,115,273)
Commodities Strategy Fund	(3,821,179)	—	(4,932,556)	(9,376,706)	(18,130,441)
At December 31, 2009, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

All-Cap Opportunity Fund	$57,238,425	$12,061,614	$(784,136)	$11,277,478
International Opportunity Fund	20,643,621	245,880	(349,485)	(103,605)
Alternative Strategies Allocation Fund	4,977,054	204,699	(75,779)	128,920
Managed Futures Strategy Fund	27,421,653	—	—	—
Multi-Cap Core Equity Fund	2,086,116	316,337	(30,452)	285,885
Multi-Hedge Strategies Fund	21,881,702	1,776,898	(124,540)	1,652,358
Commodities Strategy Fund	18,038,586	3,320,143	—	3,320,143
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	53

NOTES TO FINANCIAL STATEMENTS (continued)

Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Fund	Capital

Alternative Strategies Allocation Fund	$(22,317)
Managed Futures Strategy Fund	(463,342)
Commodities Strategy Fund	(19,369)
7. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at December 31, 2009, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Mizuho Financial Group, Inc.	0.00% due 01/04/10	$85,653,352	$85,653,352	$85,653,352
HSBC Group	0.00% due 01/04/10	85,000,000	85,000,000	85,000,000
UBS Financial Services, Inc.	0.00% due 01/04/10	85,000,000	85,000,000	85,000,000
Morgan Stanley	0.00% due 01/04/10	60,000,000	60,000,000	60,000,000
Credit Suisse Group	(0.02)% due 01/04/10	39,364,616	39,364,616	39,364,529

			$355,017,968	$355,017,881

At December 31, 2009, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Bills	03/18/10 - 06/17/10	0.00%	$127,650,000	$127,526,933
U.S. Treasury Bond	08/15/23	6.25%	70,916,500	86,700,067
U.S. TIP Notes	01/15/11 - 04/15/11	2.38% - 3.50%	63,614,800	77,052,155
U.S. Treasury Notes	11/30/14 - 11/15/17	2.13% - 4.75%	65,722,300	70,843,095

				$362,122,250

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
8. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
54	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2009:

		Level 1		Level 2
	Level 1	Other	Level 2	Other
	Investments	Financial	Investments	Financial
Fund	In Securities	Instruments*	In Securities	Instruments*	Total

Assets
All-Cap Opportunity Fund	$66,806,924	$—	$1,708,979	$—	$68,515,903
International Opportunity Fund	9,209,838	—	11,330,178	198,940	20,738,956
Alternative Strategies Allocation Fund	5,082,316	—	23,658	—	5,105,974
Managed Futures Strategy Fund	—	—	27,421,653	—	27,421,653
Multi-Cap Core Equity Fund	2,135,101	7,363	236,900	—	2,379,364
Multi-Hedge Strategies Fund	15,773,558	32,857	7,760,502	—	23,566,917
Commodities Strategy Fund	891,660	71,015	20,467,069	—	21,429,744

Liabilities
All-Cap Opportunity Fund	—	—	—	—	—
International Opportunity Fund	—	—	—	—	—
Alternative Strategies Allocation Fund	—	—	—	—	—
Managed Futures Strategy Fund	—	248,400	—	—	248,400
Multi-Cap Core Equity Fund	—	—	—	—	—
Multi-Hedge Strategies Fund	12,311,757	178,947	—	—	12,490,704
Commodities Strategy Fund	—	—	—	—	—

*	Other financial instruments may include forward foreign currency contracts, futures and/or swaps, which are reported as unrealized gain/loss at period end.
9. Securities Transactions
For the year ended December 31, 2009, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

				Managed
	All-Cap	International	Alternative	Futures	Multi-Cap
	Opportunity	Opportunity	Strategies	Strategy	Core Equity
	Fund	Fund	Allocation Fund	Fund	Fund

Purchases	$254,495,030	$15,715,494	$8,443,737	$—	$5,796,913
Sales	274,769,066	8,379,704	6,220,466	—	6,232,031

	Multi-Hedge Strategies	Commodities
	Fund	Strategy Fund

Purchases	$74,507,303	$34,285,680
Sales	79,679,191	33,234,671
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	55

NOTES TO FINANCIAL STATEMENTS (continued)

10. Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

				Shares Purchased through				Net Shares
	Shares Purchased			Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009		2008*	2009	2008*	2009	2008*	2009	2008*

All-Cap Opportunity Fund	3,256,064		6,296,915	5,158	31,993	(5,325,054)	(6,818,374)	(2,063,832)	(489,466)
International Opportunity Fund	1,553,294		1,576,225	3,898	—	(1,272,619)	(874,549)	284,573	701,676
Alternative Strategies Allocation Fund	248,709		311,690	—	3,305	(151,286)	(157,495)	97,423	157,500
Managed Futures Strategy Fund	2,458,377		537,705	—	—	(1,489,649)	(271,623)	968,728	266,082
Multi-Cap Core Equity Fund	375,098		418,904	—	5,220	(394,298)	(529,721)	(19,200)	(105,597)
Multi-Hedge Strategies Fund	1,531,493	†	1,975,336	14,585	8,961	(1,846,273)	(1,621,124)	(300,195)	363,173
Commodities Strategy Fund	3,365,908		4,158,528	29,118	64,154	(3,070,935)	(4,680,834)	324,091	(458,152)

*	Since the commencement of operations:

May 1, 2008 — Alternative Strategies Allocation Fund;

March 27, 2008 — International Opportunity Fund;

November 7, 2008 — Managed Futures Strategy Fund.

†	Includes 116,314 shares issued in connection with Fund merger — See Note 14.
56	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

11.   Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2010. As of and for the year ended December 31, 2009, the Funds did not have any outstanding borrowings under this agreement.
12.   New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented in Note 8. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.
13.   Name Changes
Effective May 1, 2009, the Absolute Return Strategies Fund, the International Rotation Fund, and the Sector Rotation Fund, changed their Fund names to Multi-Hedge Strategies Fund, International Opportunity Fund, and All-Cap Opportunity Fund, respectively. The name change did not have any impact on the Funds’ investment objectives, tickers or CUSIPS.
14.   Fund Merger
On May 29, 2009, the Multi-Hedge Strategies Fund (formerly, the Absolute Return Strategies Fund) acquired all of the net assets of Hedged Equity Fund, a separate series of the Trust, in exchange for shares of the Multi-Hedge Strategies Fund, pursuant to an agreement and plan of reorganization approved by the Board of Trustees and approved by the shareholders of the Hedged Equity Fund. The primary reason for the transaction was to combine a smaller fund into a larger fund with a similar investment objective. The acquisition was accomplished through a combination of a tax-free exchange of Hedged Equity Fund shares (129,412) valued at $2,309,996 for respective shares of the Multi-Hedge Strategies Fund (116,314), with the remainder coming from capital transactions. For financial reporting purposes, the net assets received and shares issued by Multi-Hedge Strategies Fund were recorded at fair value; however, the Hedged Equity Fund’s cost of the investments and proceeds from short sales were carried forward to align ongoing reporting of Multi-Hedge Strategies Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Hedged Equity Fund’s net assets on May 29, 2009 were $2,309,996, including $234,458 of unrealized appreciation. Hedged Equity Fund’s net assets were primarily comprised of investments with a fair value of $6,564,180, deposits with brokers related to short sales with a fair value of $1,680,116, obligations relating to short sales with a fair value of $1,935,482 and payable for shares redeemed of $4,489,375. The aggregate net assets of Multi-Hedge Strategies Fund immediately before and after the acquisition were $24,123,430 and $26,433,426, respectively.
The financial statements reflect the operations of the Multi-Hedge Strategies Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Hedged Equity Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on January 1, 2009, Multi-Hedge Strategies Fund pro-forma net investment income(loss), net gain(loss) on investments and net increase(decrease) in net assets from operations for the year ended December 31, 2009 would have been $(249,393), $(304,596) and $(650,619), respectively. Rydex Investments and its affiliates bore all of the expenses related to the reorganization.
15.   Subsequent Events
Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 26, 2010, the date the financial statements were available to be issued.
On February 15, 2010, Security Benefit Mutual Holding Company (“SBMHC”), the parent company of Security Benefit Corporation (“SBC”) and the ultimate parent company of Rydex Investments, entered into a Purchase and Sale Agreement whereby Guggenheim SBC Holdings LLC (“Guggenheim Holdings”) will, subject to regulatory approval, policyholder approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC, purchase all of the issued and outstanding stock of SBC (the “SBC Purchase Transaction”). The SBC Purchase Transaction would result in a change of control of Rydex Investments whereby SBC and its subsidiaries would be wholly-owned by Guggenheim Holdings. If the SBC Purchase Transaction does not close, other than as a result of a breach by Guggenheim Holdings or for certain other reasons, then SBC will sell its asset management business to Guggenheim Holdings, which would include Rydex Investments and would result in a change of control of Rydex Investments. The sale of SBC’s asset management business, like the SBC Purchase Transaction, would be subject to regulatory approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of All-Cap Opportunity Fund, International Opportunity Fund, Alternative Strategies Allocation Fund, Managed Futures Strategy Fund (consolidated), Multi-Cap Core Equity Fund, Multi-Hedge Strategies Fund (consolidated), and Commodities Strategy Fund (consolidated)(seven of the series constituting the Rydex Variable Trust)(the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods presented in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent of the underlying funds, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 26, 2010
58	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
All-Cap Opportunity Fund	100.00%
Multi-Hedge Strategies Fund	25.72%
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Rydex Investments Board Review and Approval of the Investment Advisory Agreement
The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement (including any sub-advisory agreement) be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement (or sub-advisory agreement) or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement (or sub-advisory agreement). In addition, the U.S. Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve (or renew) an investment advisory agreement (or sub-advisory agreement).
Consistent with these responsibilities, the Rydex Variable Trust Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements (including sub-advisory agreements) between Rydex Variable Trust (the “Trust”) and PADCO Advisors II, Inc., which does business under the name Rydex Investments (“Rydex Investments”) (the “Advisory Agreements”), with respect to existing funds in the Trust (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments, including information about Rydex Investments’ affiliates, personnel and operations. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements (including sub-advisory agreements). In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management, and participate in question and answer sessions with representatives of Rydex Investments.
At an in-person meeting held on August 25, 2009, called for the purpose of among other things, voting on the renewal of the Advisory Agreements, the Board, including all of the Independent Trustees (the “Annual Renewal Meeting”), considered and approved the selection of Rydex Investments as the Funds’ investment advisor and the continuance of the Advisory Agreements for an additional one-year period, based on its review of qualitative and quantitative information provided by Rydex Investments.
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OTHER INFORMATION (Unaudited) (continued)

Board Considerations in Approving the Continuation of the Advisory Agreements
In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex Investments’ policies and compliance procedures applicable to personal securities transactions; (j) Rydex Investments’ reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreements are fair and reasonable; (b) concluded that Rydex Investments’ fees were reasonable in light of the services that Rydex Investments provides to each of the Funds; and (c) agreed to renew the Advisory Agreements for an additional one-year term.
In approving the continuation of the Advisory Agreements at the Annual Renewal Meeting, the Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.
Nature, Extent, and Quality of Services Provided by the Adviser
At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under the Advisory Agreements and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Advisory Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. In addition, the Board reviewed and considered certain of the Funds’ investment in wholly-owned and controlled Cayman Islands subsidiaries (each a “Subsidiary”), and noted that each Subsidiary has entered into a separate advisory agreement with Rydex Investments for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays Rydex Investments a management fee at the same rate that the Subsidiary’s corresponding Fund pays Rydex Investments. The Board noted that Rydex Investments has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to Rydex Investments by each Fund’s Subsidiary and that the contractual fee waiver will continue in effect for so long as each Fund invests in its Subsidiary. The Board further noted that the contractual fee waiver may not be terminated by Rydex Investments unless the Board approves such termination. The Board also noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by Rydex Investments due to the unlimited exchange policy of the majority of the Funds. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Advisory Agreements were appropriate and continued to support the Board’s original selection of Rydex Investments as investment adviser to the Funds.
Fund Expenses And Performance Of The Funds And Rydex Investments
At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each benchmark Fund’s ability to successfully track its benchmark over time, and a comparison of each
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OTHER INFORMATION (Unaudited) (concluded)

Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the lack of a sizeable peer group for certain of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board also noted that the investment advisory fees for the Funds generally were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Advisory Agreements.
Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates
At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex Investments based on the advisory fees payable under the Advisory Agreements for the last calendar year. Rydex Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’ profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the Advisory Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.
Economies Of Scale
In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the Advisory Agreements did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.
Other Benefits To Rydex Investments And/Or Its Affiliates
At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to the Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’ shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret	Rydex Series Funds – 1997	151
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	151
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	151
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds – 2005	151
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	151
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	151
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	151
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine

62	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nick Bonos* Vice President and Treasurer (1963)	Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present) Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
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DECEMBER 31, 2009
RYDEX VARIABLE TRUST ANNUAL REPORT
ASSET ALLOCATION FUNDS
ALL-ASSET CONSERVATIVE STRATEGY FUND
(Formerly, Essential Portfolio Conservative Fund)
ALL-ASSET MODERATE STRATEGY FUND
(Formerly, Essential Portfolio Moderate Fund)
ALL-ASSET AGGRESSIVE STRATEGY FUND
(Formerly, Essential Portfolio Aggressive Fund)

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

FUND PROFILES	6

SCHEDULES OF INVESTMENTS	12

STATEMENTS OF ASSETS AND LIABILITIES	15

STATEMENTS OF OPERATIONS	16

STATEMENTS OF CHANGES IN NET ASSETS	18

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

OTHER INFORMATION	29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	33
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:
On September 15, 2009, Federal Reserve (Fed) Chairman Ben Bernanke stated that “the recession is very likely over.” Indications are that we are in fact emerging from what has been termed the “Great Recession,” but significant risks linger due to the aftershocks of the 2008 financial and liquidity crisis.
Despite the strong advance to end the year, 2009 marked the end of one of the all-time worst decades of performance for the U.S. equity markets, with an average annual return of -.95%. However, economic trends over the last year suggest that conditions are improving. One sign is an exceptionally strong equity market. From March 9 (the market’s low point) until the end of 2009, the U.S. equity market was up 67.80% as measured by the S&P 500® Index. Strong equity returns across multiple indices, including the MSCI EAFE Index® (up 32.43% for the year), reflected investors’ increased appetite for risk.
More signs of economic improvement
Emerging markets posted even stronger returns—the MSCI Emerging Markets Index, for instance, was up 78.58% in 2009. Additionally, all 10 underlying economic sectors posted positive returns during the one-year period, with information technology (59.92%) and materials (45.22%) leading the way. Among the laggards for the year, utilities (6.80%) and telecom (2.63%) still managed to produce positive returns. Along with traditional assets, hedge fund managers enjoyed the favorable market environment in 2009 with returns of 20.04% as measured by the HFRI Fund Weighted Composite Index, which is an equal weighted index of more than 2,000 single manager hedge funds. Those strong returns were in contrast to a poor showing in 2008, when the composite index was down 19%. Another good sign: After a significant spike at the height of the financial crisis in the fall of 2008, implied market volatility levels as measured by the VIX Index have steadily trended down to more normal levels.
Improving housing conditions and increases in consumer spending—combined with significant reduction of inventories—lifted the U.S. economy out of recession in the third quarter of 2009. Real GDP grew at a rate of 2.2% for the quarter. U.S. consumer confidence, as measured by the Conference Board Consumer Confidence Index, rose in December to 52.9—the second straight month of improvement. Consumer outlook has improved somewhat from early in 2009, although concerns relating to the job market continue to weigh on consumers. Another sign of stronger economic conditions is existing home sales, which continued to improve—in November, existing home sales increased 7.4% from the prior month.
Reasons for caution in 2010
While many indicators are positive, certain risks remain. One of the major areas of concern is U.S. employment. The pace of job losses has slowed considerably from late 2008 and early 2009, when the change to non-farm payrolls shed as much as 741,000 jobs in a month. However, in December, despite modest growth in the prior month, 85,000 jobs were lost. The unemployment rate remained unchanged at 10% only due to the fact that the labor force declined by 661,000 workers.
Looking at 2010, some questions remain. How (and in what timeframe) will the Fed orchestrate an exit to the massive amount of quantitative easing it has implemented? Will inflationary pressures force the Fed to raise rates prematurely or will excess productive capacity counter those risks? How will the government grapple with deficit issues while promoting job growth necessary to support the fragile economy?
So far, the Fed has signaled that it will maintain an “exceptionally low” interest rate target for some time—in fact, there is a reasonable chance that the Fed will not increase rates until early 2011. If financial conditions continue to improve, the Fed will not need to further expand its credit easing policies and may begin an orderly exit to the existing programs. The major risks for the U.S. economy include long-run
2	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

negative implications to carrying large budget deficits. Labor conditions also factor largely into the equation, with the risk of continued rising unemployment undermining the economic recovery.
In any case, the broad array of product offerings at Rydex|SGI can help investors either hedge or augment exposures to the equity or fixed-income markets, as well as introduce alternative assets and strategies into a portfolio to improve overall diversification. Thank you for the trust you place in us.
Sincerely,
Michael Byrum
President & Chief Investment Officer

Performance displayed represents past performance, which is no guarantee of future results.
Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call 800.820.0888 or visit www.rydex-sgi.com.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2009 and ending December 31, 2009.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2009	December 31, 2009	Period	*

Table 1. Based on actual Fund return
All-Asset Conservative Strategy Fund	0.00%		$1,000.00	$1,093.90	$ —
All-Asset Moderate Strategy Fund	0.00%		1,000.00	1,126.60	—
All-Asset Aggressive Strategy Fund	0.00%		1,000.00	1,164.00	—

Table 2. Based on hypothetical 5% return (before expenses)
All-Asset Conservative Strategy Fund	0.00%		1,000.00	1,025.21	—
All-Asset Moderate Strategy Fund	0.00%		1,000.00	1,025.21	—
All-Asset Aggressive Strategy Fund	0.00%		1,000.00	1,025.21	—

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by number of days in current fiscal year. Expenses shown do not include fees charged by insurance companies.

†	Annualized and excludes expenses of the underlying funds in which the Funds invest.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	5

FUND PROFILES (Unaudited)

ALL-ASSET CONSERVATIVE STRATEGY FUND

OBJECTIVE: To primarily seek preservation of capital and, secondarily, to seek long-term growth of capital.
Inception: October 27, 2006
The year was a difficult one for most alternative investment asset classes: As securities markets around the world rebounded in 2009, reflecting an easing of the global credit crisis, investors developed a growing appetite for riskier assets, such as stocks. This sentiment put pressure on most alternative investment asset classes, which generally under-performed traditional stock and bond investments. The S&P 500 Index (up 26.47%) outperformed the 30-year Treasury bond by 39.00%, a record since at least 1978. The rebound in stocks was much stronger than that of commodities, as investment strategies that sought low correlations to traditional asset classes tended to perform poorly. Thus, all the long-only Funds that comprise this fund of funds, with the exception of Rydex Government Long Bond 1.2x Strategy Fund, positively contributed to the performance. Among the best performing Fund components were SBL Fund — Series P (High Yield Series), SBL Fund — Series Q (Small Cap Value Series) and SBL Fund Series V (Mid Cap Value Series), returning 70.46%, 60.95% and 42.95%, respectively. The worst performing Fund was Rydex Government Long Bond 1.2x Strategy Fund, which lost 31.54%. The other two worst performing Funds were the Rydex Managed Futures Strategy and Rydex|SGI Global Market Neutral Funds, losing 4.01% and 4.43%, respectively.
For the one-year period ended December 31, 2009, Rydex All-Asset Conservative Strategy Fund returned 5.06%, compared to its benchmark (32% Russell 3000 Index, 8% MSCI EAFE Index and 60% Barclays Capital U.S. Aggregate Bond Index), which ended the year up 15.88%.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)

SBL Fund — Series E (U.S. Intermediate Bond Series)	19.2%
RVT — All-Cap Opportunity Fund	14.0%
SBL Fund — Series P (High Yield Series)	11.2%
RVT — Managed Futures Strategy Fund	8.4%
RSF — Global Market Neutral Fund — Class H	8.0%
RVT — Government Long Bond 1.2x Strategy Fund	7.7%
SBL Fund — Series B (Large Cap Value Series)	5.1%
SBL Fund — Series Y (Select 25 Series)	5.0%
RSF — Global 130/30 Strategy Fund — Class H	4.8%
RVT — International Opportunity Fund	4.0%

Top Ten Total	87.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6	|	THE RYDEX|SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

Cumulative Fund Performance:
October 27, 2006 — December 31, 2009
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

		SINCE
	ONE	INCEPTION
	YEAR	(10/27/06)

ALL-ASSET CONSERVATIVE STRATEGY FUND†	5.06%	0.45%
S&P 500 INDEX	26.47%	-4.32%
SYNTHETIC ESSENTIAL PORTFOLIO CONSERVATIVE BENCHMARK*	14.80%	2.92%
SYNTHETIC ALL-ASSET CONSERVATIVE STRATEGY BENCHMARK**	15.88%	3.09%

†	On July 1, 2009, the Fund changed its benchmark from the Synthetic Essential Portfolio Conservative Benchmark to the Synthetic All-Asset Conservative Strategy Benchmark. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

*	Benchmark reflects a 40/60 ratio of the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index.

**	Benchmark reflects 32% Russell 3000® Index, 8% MSCI EAFE Index®, and 60% Barclays Capital U.S. Aggregate Bond Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	7

FUND PROFILES (Unaudited) (continued)

ALL-ASSET MODERATE STRATEGY FUND

OBJECTIVE: To primarily seek growth of capital and, secondarily, to seek preservation of capital.
Inception: October 27, 2006
The year was a difficult one for most alternative investment asset classes: As securities markets around the world rebounded in 2009, reflecting an easing of the global credit crisis, investors developed a growing appetite for riskier assets, such as stocks. This sentiment put pressure on most alternative investment asset classes, which generally under-performed traditional stock and bond investments. The S&P 500 Index (up 26.47%) outperformed the 30-year Treasury bond by 39.00%, a record since at least 1978. The rebound in stocks was much stronger than that of commodities, as investment strategies that sought low correlations to traditional asset classes tended to perform poorly. Thus, all the long-only funds that comprise this fund of funds, with the exception of Rydex Government Long Bond 1.2x Strategy
Fund, positively contributed to the performance. Among the best performing fund components were Among the best performing Fund components were SBL Fund — Series P (High Yield Series), SBL Fund — Series Q (Small Cap Value Series) and SBL Fund Series V (Mid Cap Value Series), returning 70.46%, 60.95% and 42.95%, respectively. The worst performing Fund was Rydex Government Long Bond 1.2x Strategy Fund, which lost 31.54%. The other two worst performing Funds were the Rydex Managed Futures Strategy and Rydex|SGI Global Market Neutral Funds, losing 4.01% and 4.43%, respectively.
For the one-year period ended December 31, 2009, Rydex All-Asset Moderate Strategy Fund returned 11.79%, compared to its benchmark (48% Russell 3000 Index, 12% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index), which ended the year up 20.60%.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)

SBL Fund — Series E (U.S. Intermediate Bond Series)	18.2%
RVT — All-Cap Opportunity Fund	17.0%
RVT — International Opportunity Fund	8.4%
RSF — Global Market Neutral Fund — Class H	8.4%
SBL Fund — Series Y (Select 25 Series)	6.3%
RVT — Government Long Bond 1.2x Strategy Fund	6.0%
RVT — Managed Futures Strategy Fund	5.7%
SBL Fund — Series B (Large Cap Value Series)	5.3%
RSF — Global 130/30 Strategy Fund — Class H	5.0%
SBL Fund — Series P(High Yield Series)	3.9%

Top Ten Total	84.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

Cumulative Fund Performance:
October 27, 2006 — December 31, 2009
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

		SINCE
	ONE	INCEPTION
	YEAR	(10/27/06)

ALL-ASSET MODERATE STRATEGY FUND†	11.79%	0.35%
S&P 500 INDEX	26.47%	-4.32%
SYNTHETIC ESSENTIAL PORTFOLIO MODERATE BENCHMARK*	19.00%	0.82%
SYNTHETIC ALL-ASSET MODERATE STRATEGY BENCHMARK**	20.60%	1.17%

†	On July 1, 2009, the Fund changed its benchmark from the Synthetic Essential Portfolio Moderate Benchmark to the Synthetic All-Asset Moderate Strategy Benchmark. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

*	Benchmark reflects a 60/40 ratio of the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index.

**	Benchmark reflects 48% Russell 3000® Index, 12% MSCI EAFE Index®, and 40% Barclays Capital U.S. Aggregate Bond Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	9

FUND PROFILES (Unaudited) (continued)

ALL-ASSET AGGRESSIVE STRATEGY FUND

OBJECTIVE: To primarily seek growth of capital.
Inception: October 27, 2006
The year was a difficult one for most alternative investment asset classes: As securities markets around the world rebounded in 2009, reflecting an easing of the global credit crisis, investors developed a growing appetite for riskier assets, such as stocks. This sentiment put pressure on most alternative investment asset classes, which generally underperformed traditional stock and bond investments. The S&P 500 Index (up 26.47%) outperformed the 30-year Treasury bond by 39.00%, a record since at least 1978. The rebound in stocks was much stronger than that of commodities, as investment strategies that sought low correlations to traditional asset classes tended to perform poorly. Thus, all the long-only funds that comprise this fund of funds, with the exception of Rydex Government Long Bond 1.2x Strategy Fund, positively contributed to the performance. Among the best performing fund components were Among the best performing Fund components were SBL Fund — Series P (High Yield Series), SBL Fund — Series Q (Small Cap Value Series) and SBL Fund Series V (Mid Cap Value Series), returning 70.46%, 60.95% and 42.95%, respectively. The worst performing Fund was Rydex Government Long Bond 1.2x Strategy Fund, which lost 31.54%. The other two worst performing Funds were the Rydex Managed Futures Strategy and Rydex|SGI Global Market Neutral Funds, losing 4.01% and 4.43%, respectively.
For the one-year period ended December 31, 2009, Rydex All-Asset Aggressive Strategy Fund returned 18.38%, compared to its benchmark (64% Russell 3000 Index, 16% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Index), which ended the year up 25.29%.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)

RVT — All-Cap Opportunity Fund	15.4%
SBL Fund — Series E (U.S. Intermediate Bond Series)	11.0%
RVT — International Opportunity Fund	10.0%
SBL Fund — Series B (Large Cap Value Series)	9.9%
SBL Fund — Series Y (Select 25 Series)	9.9%
RSF — Global Market Neutral Fund — Class H	7.9%
RSF — Global 130/30 Strategy Fund — Class H	4.8%
RVT — Managed Futures Strategy Fund	4.1%
SBL Fund — Series V (Mid Cap Value Series)	3.1%
SBL Fund — Series J (Mid Cap Growth Series)	3.1%

Top Ten Total	79.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

FUND PROFILES (Unaudited) (concluded)

Cumulative Fund Performance:
October 27, 2006 — December 31, 2009
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/09

		SINCE
	ONE	INCEPTION
	YEAR	(10/27/06)

ALL-ASSET AGGRESSIVE STRATEGY FUND†	18.38%	-0.80%
S&P 500 INDEX	26.47%	-4.32%
SYNTHETIC ESSENTIAL PORTFOLIO AGGRESSIVE BENCHMARK*	22.89%	-1.61%
SYNTHETIC ALL-ASSET AGGRESSIVE STRATEGY BENCHMARK**	25.29%	-1.00%

†	On July 1, 2009, the Fund changed its benchmark from the Synthetic Essential Portfolio Aggressive Benchmark to the Synthetic All-Asset Aggressive Strategy Benchmark. The compositions of the comparative benchmarks were changed because the Advisor believes that the changes to these benchmarks are the most appropriate benchmarks to be used for comparative purposes given the investment strategies of the Funds.

*	Benchmark reflects a 80/20 ratio of the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index.

**	Benchmark reflects 64% Russell 3000® Index, 16% MSCI EAFE Index®, and 20% Barclays Capital U.S. Aggregate Bond Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	11

SCHEDULE OF INVESTMENTS
December 31, 2009
     ALL-ASSET CONSERVATIVE STRATEGY FUND (Formerly, Essential Portfolio Conservative Fund)

		MARKET
	SHARES	VALUE

MUTUAL FUNDS†† 93.5%(a)
SBL Fund — Series E (U.S. Intermediate Bond Series)	128,347	$1,570,971
RVT — All-Cap Opportunity Fund	99,380	1,143,863
SBL Fund — Series P (High Yield Series)	39,497	916,334
RVT — Managed Futures Strategy Fund*	29,611	686,674
RSF — Rydex|SGI Global Market Neutral Fund — Class H	27,600	655,219
RVT — Government Long Bond 1.2x Strategy Fund	95,536	629,581
SBL Fund — Series B (Large Cap Value Series)	18,686	414,829
SBL Fund — Series Y (Select 25 Series)	48,087	410,179
RSF — Rydex|SGI Global 130/30 Strategy Fund — Class H	43,182	389,936
RVT — International Opportunity Fund	14,801	329,184
SBL Fund — Series V (Mid Cap Value Series)	2,658	130,381
SBL Fund — Series J (Mid Cap Growth Series)	5,354	129,563
RSF — Rydex|SGI Long/Short Commodities Strategy Fund — Class H*	2,376	57,178
SBL Fund — Series X (Small Cap Growth Series)*	3,058	44,396
SBL Fund — Series Q (Small Cap Value Series)	1,571	43,356
RVT — Commodities Strategy Fund	2,660	33,463
RVT — Multi-Hedge Strategies Fund	1,659	33,277
RVT — Real Estate Fund	966	20,705

Total Mutual Funds (Cost $7,158,976)		7,639,089

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 6.5%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$530,423	$530,423

Total Repurchase Agreement (Cost $530,423)		530,423

Total Investments 100.0% (Cost $7,689,399)		$8,169,512

Other Assets in Excess of Liabilities – 0.00%		$1,320

Net Assets – 100.0%		$8,170,832

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 5.

††	Affiliated Funds

(a)	Value determined based on Level 1 inputs — See Note 6.

(b)	Value determined based on Level 2 inputs — See Note 6.

RSF — Rydex Series Funds.

RVT — Rydex Variable Trust.

SBL — Security Benefit Life.
12	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2009
     ALL-ASSET MODERATE STRATEGY FUND (Formerly, Essential Portfolio Moderate Fund)

		MARKET
	SHARES	VALUE

MUTUAL FUNDS†† 95.3%(a)
SBL Fund — Series E (U.S. Intermediate Bond Series)	277,410	$3,395,504
RVT — All-Cap Opportunity Fund	276,071	3,177,572
RVT — International Opportunity Fund	70,793	1,574,430
RSF — Rydex|SGI Global Market Neutral Fund — Class H	66,016	1,567,229
SBL Fund — Series Y (Select 25 Series)	137,257	1,170,806
RVT — Government Long Bond 1.2x Strategy Fund	169,035	1,113,943
RVT — Managed Futures Strategy Fund*	45,716	1,060,147
SBL Fund — Series B (Large Cap Value Series)	44,261	982,597
RSF — Rydex|SGI Global 130/30 Strategy Fund — Class H	102,957	929,705
SBL Fund — Series P (High Yield Series)	31,086	721,195
RSF — Rydex|SGI Long/Short Commodities Strategy Fund — Class H*	18,514	445,438
SBL Fund — Series V (Mid Cap Value Series)	6,574	322,438
RVT — Commodities Strategy Fund	23,090	290,471
SBL Fund — Series J (Mid Cap Growth Series)	9,415	227,838
RSF — Russell 2000® Fund — Class H*	7,636	161,735
RVT — Multi-Hedge Strategies Fund	7,671	153,872
SBL Fund — Series Q (Small Cap Value Series)	4,684	129,283
SBL Fund — Series X (Small Cap Growth Series)*	8,670	125,887
RVT — Russell 2000® 1.5x Strategy Fund*	5,272	116,460
RSF — S&P 500 Fund — Class H	4,151	91,656
RVT — Nova Fund	713	43,617

Total Mutual Funds (Cost $16,249,426)		17,801,823

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 4.7%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$874,535	$874,535

Total Repurchase Agreement (Cost $874,535)		874,535

Total Investments 100.0% (Cost $17,123,961)		$18,676,358

Liabilities in Excess of Other Assets – 0.0%		$(504)

Net Assets – 100.0%		$18,675,854

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 5.

††	Affiliated Funds

(a)	Value determined based on Level 1 inputs — See Note 6.

(b)	Value determined based on Level 2 inputs — See Note 6.

RSF — Rydex Series Funds.

RVT — Rydex Variable Trust.

SBL — Security Benefit Life.
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	13

SCHEDULE OF INVESTMENTS
December 31, 2009
     ALL-ASSET AGGRESSIVE STRATEGY FUND (Formerly, Essential Portfolio Aggressive Fund)

		MARKET
	SHARES	VALUE

MUTUAL FUNDS†† 97.6%(a) RVT — All-Cap Opportunity Fund	106,479	$1,225,573
SBL Fund — Series E (U.S. Intermediate Bond Series)	71,597	876,350
RVT — International Opportunity Fund	35,982	800,233
SBL Fund — Series B (Large Cap Value Series)	35,669	791,855
SBL Fund — Series Y (Select 25 Series)	92,510	789,107
RSF — Rydex|SGI Global Market Neutral Fund — Class H	26,684	633,473
RSF — Rydex|SGI Global 130/30 Strategy Fund — Class H	42,407	382,939
RVT — Managed Futures Strategy Fund*	13,958	323,696
SBL Fund — Series V (Mid Cap Value Series)	5,054	247,899
SBL Fund — Series J (Mid Cap Growth Series)	10,144	245,488
RVT — Government Long Bond 1.2x Strategy Fund	34,756	229,041
RVT — Commodities Strategy Fund	15,444	194,290
RVT — Real Estate Fund	7,196	154,292
RSF — Russell 2000® Fund — Class H*	6,232	131,991
SBL Fund — Series Q (Small Cap Value Series)	4,649	128,321
SBL Fund — Series X (Small Cap Growth Series)*	8,272	120,106
RVT — Russell 2000® 1.5x Strategy Fund*	5,396	119,193
RSF — S&P 500 Fund — Class H	4,614	101,881
RVT — Multi-Hedge Strategies Fund	4,576	91,790
SBL Fund — Series P (High Yield Series)	3,631	84,241
RVT — Nova Fund	911	55,701
RSF — Rydex|SGI Long/Short Commodities Strategy Fund — Class H*	2,168	52,174

Total Mutual Funds (Cost $7,073,368)		7,779,634

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 2.4%(b)
Credit Suisse Group issued 12/31/09 at (0.02)% due 01/04/10	$194,350	$194,350

Total Repurchase Agreement (Cost $194,350)		194,350

Total Investments 100.0% (Cost $7,267,718)		$7,973,984

Liabilities in Excess of
Other Assets – 0.0%		$(246)

Net Assets – 100.0%		$7,973,738

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 5.

††	Affiliated Funds

(a)	Value determined based on Level 1 inputs — See Note 6.

(b)	Value determined based on Level 2 inputs — See Note 6.

RSF — Rydex Series Funds.

RVT — Rydex Variable Trust.

SBL — Security Benefit Life.
14	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	All-Asset	All-Asset	All-Asset
	Conservative Strategy	Moderate Strategy	Aggressive Strategy
	Fund	Fund	Fund

Assets
Investment Securities in Affiliated Funds	$7,639,089	$17,801,823	$7,779,634
Repurchase Agreements	530,423	874,535	194,350

Total Investments	8,169,512	18,676,358	7,973,984
Receivable for Fund Shares Sold	1,513	—	—
Investment Income Receivable from Affiliated Funds	12	20	5

Total Assets	8,171,037	18,676,378	7,973,989

Liablities
Payable to Affiliated Funds for Securities Purchased	12	20	4
Payable for Fund Shares Redeemed	193	504	247

Total Liabilities	205	524	251

Net Assets	$8,170,832	$18,675,854	$7,973,738

Net Assets Consist Of
Paid-In Capital	$9,712,474	$21,447,300	$9,127,959
Undistributed Net Investment Income	174,688	233,913	45,108
Accumulated Net Realized Loss on Investments	(2,196,443)	(4,557,756)	(1,905,595)
Net Unrealized Appreciation on Investments	480,113	1,552,397	706,266

Net Assets	$8,170,832	$18,675,854	$7,973,738

Shares Outstanding	357,866	803,999	370,695

Net Asset Values	$22.83	$23.23	$21.51

Cost of Investments	$7,689,399	$17,123,961	$7,267,718
See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	15

STATEMENTS OF OPERATIONS

Year Ended December 31, 2009

	All-Asset	All-Asset	All-Asset
	Conservative Strategy	Moderate Strategy	Aggressive Strategy
	Fund	Fund	Fund

Investment Income
Interest	$140	$250	$108
Dividends from Affiliated Funds	170,191	223,283	40,427

Total Income	170,331	223,533	40,535

Expenses
Custody Fees	159	323	34

Total Expenses	159	323	34

Net Investment Income	170,172	223,210	40,501

Realized And Unrealized Gain (Loss) On Investments
Net Realized Loss on:
Affiliated Investment Securities	(482,228)	(1,052,528)	(210,016)
Realized Gain Distributions Received from Affiliated Funds	4,516	10,849	4,727

Total Net Realized Loss	(477,712)	(1,041,679)	(205,289)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	641,235	2,598,977	1,423,485

Net Change in Unrealized Appreciation (Depreciation)	641,235	2,598,977	1,423,485

Net Gain on Investments	163,523	1,557,298	1,218,196

Net Increase in Net Assets from Operations	$333,695	$1,780,508	$1,258,697

16	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	17

STATEMENTS OF CHANGES IN NET ASSETS

	All-Asset		All-Asset
	Conservative Strategy Fund		Moderate Strategy Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

From Operations
Net Investment Income	$170,172	$416,926	$223,210	$388,451
Net Realized Loss on Investments	(477,712)	(1,590,515)	(1,041,679)	(3,167,064)
Net Change in Unrealized Appreciation (Depreciation) on Investments	641,235	(180,993)	2,598,977	(1,037,759)

Net Increase (Decrease) in Net Assets from Operations	333,695	(1,354,582)	1,780,508	(3,816,372)

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
Net Investment Income	(147)	(426,954)	(300)	(392,818)
Realized Gain on Investments	—	(138,044)	—	(179,460)

Total Distributions to Shareholders	(147)	(564,998)	(300)	(572,278)

Share Transactions
Proceeds from Shares Purchased	7,584,215	25,842,864	7,161,809	24,283,258
Value of Shares Purchased through Dividend Reinvestment	147	564,998	300	572,278
Cost of Shares Redeemed	(10,769,408)	(18,904,806)	(10,107,134)	(14,911,643)

Net Increase (Decrease) in Net Assets From Share Transactions	(3,185,046)	7,503,056	(2,945,025)	9,943,893

Net Increase (Decrease) in Net Assets	(2,851,498)	5,583,476	(1,164,817)	5,555,243
Net Assets—Beginning Of Period	11,022,330	5,438,854	19,840,671	14,285,428

Net Assets—end Of Period	$8,170,832	$11,022,330	$18,675,854	$19,840,671

Undistributed Net Investment Income — End of Period	$174,688	$147	$233,913	$154

*	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
18	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

All-Asset
Aggressive Strategy Fund
Year Ended	Year Ended
December 31,	December 31,
2009	2008

$40,501	$75,923
(205,289)	(1,531,363)
1,423,485	(575,444)

1,258,697	(2,030,884)

(125)	(77,240)
—	(175,409)

(125)	(252,649)

5,220,666	8,627,762
125	252,649
(5,141,187)	(6,835,397)

79,604	2,045,014

1,338,176	(238,519)
6,635,562	6,874,081

$7,973,738	$6,635,562

$45,108	$5

See Notes to Financial Statements.	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	19

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
				Net Increase
	NET ASSET		Net Realized	(Decrease) in	Distributions	Distributions
	VALUE,	Net	and Unrealized	Net Asset	from Net	from		NET ASSET	Total		Net		Portfolio	Net Assets,
	BEGINNING	Investment	Gains (Losses)	Value Resulting	Investment	Net Realized	Total	VALUE, END	Investment	Total	Investment		Turnover	End of Period
Year Ended	OF PERIOD	Income†	on Investments	from Operations	Income◊	Gains◊	Distributions	OF PERIOD	Return†††	Expenses††	Income		Rate	(000’ omitted)

All-Asset Conservative Strategy Fund
December 31, 2009	$21.73	$.40	$.70	$1.10	$ (—)§	$—	$ (—)§	$22.83	5.06%	0.00%	1.86%		291%	$ 8,171
December 31, 2008	25.68	.89	(3.67)	(2.78)	(.91)	(.26)	(1.17)	21.73	(10.83)%	0.01%	3.72%		314%	11,022
December 31, 2007	25.09	.61	1.00	1.61	(.33)	(.69)	(1.02)	25.68	6.45%	0.03%	2.33%		395%	5,439
December 31, 2006*	25.00	.45	(.02)	.43	(.33)	(.01)	(.34)	25.09	1.71%	—	9.77%	**	18%	432
All-Asset Moderate Strategy Fund
December 31, 2009	20.78	.26	2.19	2.45	(—)§	—	(—)§	23.23	11.79%	0.00%	1.25%		256%	18,676
December 31, 2008	25.96	.47	(5.04)	(4.57)	(.44)	(.17)	(.61)	20.78	(17.58)%	0.00%	1.99%		232%	19,841
December 31, 2007	25.01	.36	1.27	1.63	(.22)	(.46)	(.68)	25.96	6.56%	0.01%	1.36%		269%	14,285
December 31, 2006*	25.00	1.35	(.61)	.74	(.72)	(.01)	(.73)	25.01	2.98%	—	28.35%	**	20%	3,508
All-Asset Aggressive Strategy Fund
December 31, 2009	18.17	.11	3.23	3.34	(—)§	—	(—)§	21.51	18.38%	0.00%	0.56%		307%	7,974
December 31, 2008	25.21	.25	(6.57)	(6.32)	(.24)	(.48)	(.72)	18.17	(25.04)%	0.00%	1.11%		308%	6,636
December 31, 2007	24.48	.29	1.32	1.61	(.17)	(.71)	(.88)	25.21	6.64%	0.01%	1.12%		300%	6,874
December 31, 2006*	25.00	1.85	(1.10)	.75	(1.24)	(.03)	(1.27)	24.48	3.02%	—	39.87%	**	34%	542

*	Since the commencement of operations: October 27, 2006.

**	Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

†	Calculated using the average daily shares outstanding.

††	Does not include expenses of the underlying funds in which the Funds invest.

†††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

◊	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

§	Less than $.01 per share.
20	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Significant Accounting Policies Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of its Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2009, the Trust consisted of fifty-seven separate Funds. This report covers the Asset Allocation Funds (the “Funds”), while the other Funds are contained in separate reports.
Each Fund is a “fund of funds,” which means that it seeks to achieve its investment objective by investing primarily in a combination of funds within the same group of affiliated investment companies (the SGI Funds and the Rydex family of mutual funds) and exchange-traded funds (“ETFs”) (collectively, the “underlying funds”) instead of individual securities. The SGI Funds are advised by Security Investors, LLC and Security Global Investors, LLC (collectively, “Security Global Investors”). Rydex Investments and Security Global Investors are subsidiaries of Security Benefit Corporation.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Open-end investment companies are valued at their Net Asset Value per share (“NAV”) as of the close of business, usually 4:00 p.m. on the valuation date. ETFs and closed-end investment companies are valued at the last quoted sales price. Debt securities with a maturity greater than 60 days are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a debt security is valued at the reported bid price, at the close of business. Short-term debt securities with a maturity of 60 days or less and repurchase agreements are valued at amortized cost, which approximates market value.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Funds may also purchase American Depository Receipts, U.S. Government securities, Commercial Paper, and enter into repurchase agreements.
E. Throughout the normal course of business, the Funds and the underlying funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.    Financial Instruments
As part of their investment strategies, the underlying funds may utilize short sales and a variety of derivative instruments including, options, futures, options on futures, structured notes, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts reflected in the underlying funds’ NAVs.
A short sale is a transaction in which an underlying fund sells an equity or fixed income security it does not own. If the security sold short goes down in price between the time the underlying fund sells the security and closes its short position, that underlying fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, that underlying fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	21

NOTES TO FINANCIAL STATEMENTS (continued)

call option is that an underlying fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that an underlying fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that an underlying fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that an underlying fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of structured notes. Structured securities are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes an underlying fund invests in which may make it difficult for that underlying fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counter-party to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, an underlying fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the underlying funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a
“guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. An underlying fund may enter into credit default swaps in which that underlying fund or its counterparty act as guarantors. By acting as the guarantor of a swap, that underlying fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.
In conjunction with the use of short sales, options, futures, options on futures, and swap agreements, the underlying funds are required to maintain collateral in various forms. The underlying funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each underlying fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, and swap agreements include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3.    Fees And Other Transactions With Affiliates
Rydex Investments manages the investment and reinvestment of the assets of each of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, however, the Funds do not pay Rydex Investments a management fee. As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Funds, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.

22	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2006-2009), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
The tax character of distributions paid during 2009 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

All-Asset Conservative Strategy Fund	$147	$—	$147
All-Asset Moderate Strategy Fund	300	—	300
All-Asset Aggressive Strategy Fund	125	—	125
The tax character of distributions paid during 2008 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

All-Asset Conservative Strategy Fund	$519,969	$45,029	$564,998
All-Asset Moderate Strategy Fund	410,148	162,130	572,278
All-Asset Aggressive Strategy Fund	148,409	104,240	252,649
The tax character of distributable earnings/(accumulated losses) at December 31, 2009 was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Appreciation	Carryforward[1]

All-Asset Conservative Strategy Fund	$174,688	$—	$255,277	$(1,971,607)
All-Asset Moderate Strategy Fund	233,913	—	640,318	(3,645,677)
All-Asset Aggressive Strategy Fund	45,108	—	390,529	(1,589,858)
Capital Loss Carryforward amounts may be limited due to U.S. Treasury Regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

			Total
	Expires in	Expires in	Capital Loss
Fund	2016	2017	Carryforward

All-Asset Conservative Strategy Fund	$(612,719)	$(1,358,888)	$(1,971,607)
All-Asset Moderate Strategy Fund	(1,816,884)	(1,828,793)	(3,645,677)
All-Asset Aggressive Strategy Fund	(764,618)	(825,240)	(1,589,858)
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	23

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

All-Asset Conservative Strategy Fund	$7,914,235	$460,904	$(205,627)	$255,277
All-Asset Moderate Strategy Fund	18,036,040	1,059,375	(419,057)	640,318
All-Asset Aggressive Strategy Fund	7,583,455	460,098	(69,569)	390,529
5. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund. Repurchase agreements are valued at amortized cost, which approximates market value.
The repurchase agreements executed by the joint account and outstanding at December 31, 2009, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	(0.02)% due 01/04/10	$6,080,571	$6,080,571	$6,080,557

			$6,080,571	$6,080,557

At December 31, 2009, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Date	Rate	Par Value	Market Value

U.S. Treasury Bill	06/17/10	—	$6,210,000	$6,204,660

				$6,204,660

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
6. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
24	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2009:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total

Assets
All-Asset Conservative Strategy Fund	$7,639,089	$530,423	$—	$8,169,512
All-Asset Moderate Strategy Fund	17,801,823	874,535	—	18,676,358
All-Asset Aggressive Strategy Fund	7,779,634	194,350	—	7,973,984
7. Securities Transactions
For the year ended December 31, 2009, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

	All-Asset	All-Asset	All-Asset
	Conservative Strategy Fund	Moderate Strategy Fund	Aggressive Strategy Fund

Purchases	$26,541,951	$45,230,099	$22,056,187
Sales	29,993,944	48,719,988	22,093,667
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	25

NOTES TO FINANCIAL STATEMENTS (continued)

8. Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Shares Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008	2009	2008

All-Asset Conservative Strategy Fund	354,336	1,053,806	6	25,905	(503,699)	(784,255)	(149,357)	295,456
All-Asset Moderate Strategy Fund	341,296	1,013,788	13	27,580	(492,072)	(636,851)	(150,763)	404,517
All-Asset Aggressive Strategy Fund	277,849	388,181	6	14,020	(272,291)	(309,772)	5,564	92,429
26	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

9. Line of Credit
The Trust has secured an uncommitted, $75,000,000 line of credit with U.S. Bank, N.A. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly. The maximum loan amount outstanding per Fund should be the lesser of: an amount which, when added to the total of other outstanding loan amounts under this agreement, exceeds the total line of credit, 33 1/3% of a Fund’s net assets, 33 1/3% of a Fund’s assets held by the Custodian or 33 1/3% of the sum of a Fund’s securities on any given day. This line of credit expires on June 15, 2010. As of and for the year ended December 31, 2009, the Funds did not have any outstanding borrowings under this agreement.
10. New Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented in Note 6. The new disclosures and clarifications of existing disclosures are generally effective for the Funds’ year ending December 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.
11. Name Changes
Effective July 1, 2009, the Essential Portfolio Conservative Fund, Essential Portfolio Moderate Fund, and Essential Portfolio Aggressive Fund changed their Fund names to the All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund, respectively. The name change did not have any impact on the Funds’ investment objectives, tickers or CUSIPS.
12. Subsequent Events
Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 25, 2010, the date the financial statements were available to be issued.
On February 15, 2010, Security Benefit Mutual Holding Company (“SBMHC”), the parent company of Security Benefit Corporation (“SBC”) and the ultimate parent company of Rydex Investments, entered into a Purchase and Sale Agreement whereby Guggenheim SBC Holdings LLC (“Guggenheim Holdings”) will, subject to regulatory approval, policyholder approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC, purchase all of the issued and outstanding stock of SBC (the “SBC Purchase Transaction”). The SBC Purchase Transaction would result in a change of control of Rydex Investments whereby SBC and its subsidiaries would be wholly-owned by Guggenheim Holdings. If the SBC Purchase Transaction does not close, other than as a result of a breach by Guggenheim Holdings or for certain other reasons, then SBC will sell its asset management business to Guggenheim Holdings, which would include Rydex Investments and would result in a change of control of Rydex Investments. The sale of SBC’s asset management business, like the SBC Purchase Transaction, would be subject to regulatory approval and approval by the shareholders of the mutual funds and exchange traded funds sponsored by affiliates of SBMHC.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund (three of the series constituting the Rydex Variable Trust)(the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent of the underlying funds and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 25, 2010
28	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

All-Asset Conservative Strategy Fund	1.36%
All-Asset Moderate Strategy Fund	2.67%
All-Asset Aggressive Strategy Fund	11.20%
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Rydex Investments Board Review and Approval of the Investment Advisory Agreement
The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement (including any sub-advisory agreement) be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement (or sub-advisory agreement) or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement (or sub-advisory agreement). In addition, the U.S. Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve (or renew) an investment advisory agreement (or sub-advisory agreement).
Consistent with these responsibilities, the Rydex Variable Trust Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements (including sub-advisory agreements) between Rydex Variable Trust (the “Trust”) and PADCO Advisors II, Inc., which does business under the name Rydex Investments (“Rydex Investments”) (the “Advisory Agreements”), with respect to existing funds in the Trust (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments, including information about Rydex Investments’ affiliates, personnel and operations. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements (including sub-advisory agreements). In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management, and participate in question and answer sessions with representatives of Rydex Investments.
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	29

OTHER INFORMATION (Unaudited) (continued)

At an in-person meeting held on August 25, 2009, called for the purpose of among other things, voting on the renewal of the Advisory Agreements, the Board, including all of the Independent Trustees (the “Annual Renewal Meeting”), considered and approved the selection of Rydex Investments as the Funds’ investment advisor and the continuance of the Advisory Agreements for an additional one-year period, based on its review of qualitative and quantitative information provided by Rydex Investments.
Board Considerations in Approving the Continuation of the Advisory Agreements
In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex Investments’ policies and compliance procedures applicable to personal securities transactions; (j) Rydex Investments’ reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreements are fair and reasonable; (b) concluded that Rydex Investments’ fees were reasonable in light of the services that Rydex Investments provides to each of the Funds; and (c) agreed to renew the Advisory Agreements for an additional one-year term.
In approving the continuation of the Advisory Agreements at the Annual Renewal Meeting, the Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.
Nature, Extent, and Quality of Services Provided by the Adviser
At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under the Advisory Agreements and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Advisory Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. In addition, the Board reviewed and considered certain of the Funds’ investment in wholly-owned and controlled Cayman Islands subsidiaries (each a “Subsidiary”), and noted that each Subsidiary has entered into a separate advisory agreement with Rydex Investments for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays Rydex Investments a management fee at the same rate that the Subsidiary’s corresponding Fund pays Rydex Investments. The Board noted that Rydex Investments has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to Rydex Investments by each Fund’s Subsidiary and that the contractual fee waiver will continue in effect for so long as each Fund invests in its Subsidiary. The Board further noted that the contractual fee waiver may not be terminated by Rydex Investments unless the Board approves such termination. The Board also noted the substantial volume of portfolio trades and shareholder transaction
30	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

activity, in general, processed by Rydex Investments due to the unlimited exchange policy of the majority of the Funds. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Advisory Agreements were appropriate and continued to support the Board’s original selection of Rydex Investments as investment adviser to the Funds.
Fund Expenses And Performance Of The Funds And Rydex Investments
At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each benchmark Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the lack of a sizeable peer group for certain of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board also noted that the investment advisory fees for the Funds generally were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Advisory Agreements.
Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates
At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex Investments based on the advisory fees payable under the Advisory Agreements for the last calendar year. Rydex Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’ profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the Advisory Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.
Economies Of Scale
In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Board noted that the Advisory Agreements did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.
Other Benefits To Rydex Investments And/Or Its Affiliates
At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an
THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	31

OTHER INFORMATION (Unaudited) (concluded)

affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to the Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’ shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.
32	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds — 1997	151
Trustee, Chairman of the	Rydex Variable Trust — 1998
Board (1940)	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds — 1993	151
Trustee (1945)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds — 1995	151
Trustee (1941)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds — 2005	151
Trustee (1940)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds — 2005	151
Trustee (1960)	Rydex Variable Trust — 2005
	Rydex Dynamic Funds — 2005
	Rydex ETF Trust — 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds — 1997	151
Trustee (1942)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds — 1993	151
Trustee (1944)	Rydex Variable Trust — 1998
	Rydex Dynamic Funds — 1999
	Rydex ETF Trust — 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT	|	33

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Richard M. Goldman* President (1961)	President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Chief Executive Officer and Director of Rydex Investments (2009 to present); President, Chief Executive Officer and Director of Rydex Distributors, Inc. (2009 to present); President and Chief Executive Officer of Rydex Holdings, LLC (2009 to present); Senior Vice President of Security Benefit Corp. (2007 to present); Director of First Security Benefit Life and Annuity Insurance Company of New York (2007 to present); Director of Security Distributors, Inc. (2007 to present); President of Security Investors, LLC (2007 to present); Manager and President of Security Global Investors, LLC (2007 to present); Managing Member of R.M. Goldman Partners, LLC (2006 to 2007); President and Chief Executive Officer of FortsmannLeff Associates (2003 to 2005)

Michael P. Byrum* Vice President (1970)	Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); President of Rydex Investments (2004 to present); Chief Investment Officer of Rydex Investments (2006 to present); Secretary of Rydex Investments (2002 to present); Director of Rydex Investments (2008 to present); Chief Investment Officer of Rydex Holdings, LLC (2008 to present); Vice President of Rydex Distributors, Inc. (2009 to present); Manager of Rydex Specialized Products, LLC (2005 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Trustee of Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds (2005 to 2009); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2007)

Nick Bonos* Vice President and Treasurer (1963)	Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2006 to present); Chief Executive Officer of Rydex Specialized Products, LLC (2009 to present); Chief Financial Officer of Rydex Specialized Products, LLC (2005 to 2009); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Chief Compliance Officer of Rydex Investments (2005 to present) Vice President of Compliance of Rydex Investments (2006 to present); Director of Rydex Distributors, Inc. (2009 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)
34	|	THE RYDEX | SGI VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS — concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Keith Fletcher* Vice President (1958)	Vice President of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Vice President of Rydex Investments (2009 to present); Vice President of Rydex Specialized Products, LLC (2009 to present); Vice President and Director of Rydex Distributors, Inc. (2009 to present); Vice President of Security Global Investors, LLC (2009 to present)

Amy Lee* Vice President and Assistant Secretary (1960)	Vice President and Assistant Secretary of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2009 to present); Secretary of Rydex Distributors, Inc. (2008 to present); Chief Compliance Officer of Rydex Distributors, Inc. (2008 to 2009); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Corp. (2005 to present); Vice President, Associate General Counsel and Assistant Secretary of Security Benefit Life Insurance Co. (2004 to present); Assistant General Counsel of First Security Benefit Life and Annuity Company of New York (2004 to present); Chief Compliance Officer and Secretary of Security Distributors, Inc. (2004 to present); Secretary of Security Global Investors, Inc. (2007 to present)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Manager and Chief Financial Officer of Rydex Specialized Products, LLC (2009 to present); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Rydex ETF Trust (2006 to present); Director of Fund Administration Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
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Item 2. Code of Ethics.
The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that Werner Keller, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)-(d) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2009 and December 31, 2008 were $991,250 and $965,000, respectively. The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended December 31, 2009 and December 31, 2008 were $75,000 and $75,000, respectively. The aggregate Tax Fees billed by Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2009 and December 31, 2008 were $0 and $0, respectively.
(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $75,000 and $75,000, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.
(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) Based on their evaluation on March 9, 2010, the President (principal executive officer) and the Treasurer (principal financial officer) of the Rydex Variable Trust (the “Trust”) believe that there were no significant deficiencies in the design or operation of the internal controls of the Trust or Rydex Investments (“RI”), the investment advisor and manager of the Trust, or Rydex Distributors, Inc. (“RD”), which acts as distributor for the Trust, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) which would have adversely affected the ability of the Trust or RI on behalf of the Trust, to record, process, summarize, and report the subject matter contained in this Report.
There was no fraud, whether or not material, involving officers or employees of RI, RD or the Trust who have a significant role in the Trust’s internal controls, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that has come to the attention of the Advisor or the officers of the Trust, including its President and Treasurer.
(b) There were no significant changes in the Trust’s or RI’s internal controls over financial reporting, (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.
(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.
(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

EX.-12(a)(2)(i)
CERTIFICATION
I, Richard M. Goldman, certify that:
1. I have reviewed this report on Form N-CSR of Rydex Variable Trust;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 9, 2010
/s/ Richard M. Goldman
Richard M. Goldman,
President

EX.-12(a)(2)(ii)
CERTIFICATION
I, Nick Bonos, certify that:
1. I have reviewed this report on Form N-CSR of Rydex Variable Trust;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 9, 2010
/s/ Nick Bonos
Nick Bonos,
Vice President and Treasurer

EX. 12(b)(i)
CERTIFICATION
I, Richard M. Goldman, President of Rydex Variable Trust (the “Trust”), certify that:
1.	The Form N-CSR of the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 9, 2010
/s/ Richard M. Goldman
Richard M. Goldman,
President

EX. 12(b)(ii)
CERTIFICATION
I, Nick Bonos, Vice President and Treasurer of Rydex Variable Trust (the “Trust”), certify that:
1.	The Form N-CSR of the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 9, 2010
/s/ Nick Bonos
Nick Bonos,
Vice President and Treasurer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Richard M. Goldman

Richard M. Goldman, President

Date	March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman

Richard M. Goldman, President

Date	March 9, 2010

By (Signature and Title)*	/s/ Nick Bonos

Nick Bonos, Vice President and Treasurer

Date	March 9, 2010

* Print the name and title of each signing officer under his or her signature.